J.P. Morgan International Funds

STATEMENT OF ADDITIONAL INFORMATION

PART I

June 25, 2012, as supplemented January 23, 2013

JPMORGAN TRUST I (“JPMT I”)

JPMorgan Emerging Markets Local Currency Debt Fund

Class A/JECAX; Class C/JECCX; Select Class/JECSX; Class R2/JECZX;

Class R5/JECRX; Class R6/JECUX

(the “Emerging Markets Local Currency Debt Fund” or the “Fund”)

This Statement of Additional Information (“SAI”) is not a prospectus, but contains additional information which should be read in conjunction with the prospectuses for the Fund dated June 25, 2012, as supplemented from time to time (the “Prospectuses”). The Prospectuses are available without charge upon request by contacting JPMorgan Distribution Services, Inc. (“JPMDS” or the “Distributor”), the Fund’s distributor, at 460 Polaris Parkway, Westerville, Ohio 43082.

This SAI is divided into two Parts – Part I and Part II. Part I of this SAI contains information that is particular to the Fund. Part II of this SAI contains information that generally applies to the Fund and other J.P. Morgan Funds.

For more information about the Fund write or call:

J.P. Morgan Funds Services

P.O. Box 8528

Boston, MA 02266-8528

1-800-480-4111

SAI-EMLCD-113

PART I

PLEASE SEE PART II OF THIS SAI FOR ITS TABLE OF CONTENTS

GENERAL

The Trust and the Fund

The Fund is a series of JPMorgan Trust I (“JPMT I”), an open-end, management investment company formed as a statutory trust under the laws of the State of Delaware on November 12, 2004, pursuant to a Declaration of Trust dated November 5, 2004, as subsequently amended. In addition to the Fund, the Trust consists of other series representing separate investment funds (each a “J.P. Morgan Fund”).

Share Classes

Shares in the Fund are generally offered in multiple classes. The Board of Trustees of JPMT I has authorized the issuance and sale of the following share classes of the Fund: Class A, Class C, Select Class, Class R2, Class R5 and Class R6 Shares (collectively, the “Shares”).

Miscellaneous

This SAI describes the financial history, investment strategies and policies, management and operation of the Fund in order to enable investors to determine whether the Fund best suits their needs.

This SAI provides additional information with respect to the Fund and should be read in conjunction with the Fund’s current Prospectuses. Capitalized terms not otherwise defined herein have the meanings accorded to them in the applicable Prospectus. The Fund’s executive offices are located at 270 Park Avenue, New York, NY 10017.

This SAI is divided into two Parts – Part I and Part II. Part I of this SAI contains information that is particular to the Fund. Part II of this SAI contains information that generally applies to the Fund and other series representing separate investment funds or portfolios of JPMT I, JPMorgan Trust II (“JPMT II”), J.P. Morgan Mutual Fund Group (“JPMMFG”), J.P. Morgan Mutual Fund Investment Trust (“JPMMFIT”) and J.P. Morgan Fleming Mutual Fund Group, Inc. (“JPMFMFG”), (each a “J.P. Morgan Fund,” and together with the Fund, the “J.P. Morgan Funds”). Throughout this SAI, JPMT I, JPMT II, JPMMFG, JPMMFIT and JPMFMFG are each referred to as a “Trust” and collectively, as the “Trusts.” Each Trust’s Board of Trustees, or Board of Directors in the case of JPMFMFG, is referred to herein as the “Board of Trustees,” and each trustee or director is referred to as a “Trustee.”

The Fund is advised by J.P. Morgan Investment Management Inc. (“JPMIM”). Certain other of the J.P. Morgan Funds are advised by Security Capital Research & Management Incorporated (“SCR&M”), and/or sub-advised by J.P. Morgan Private Investments Inc. (“JPMPI”), JF International Management Inc. (“JFIMI”) or Highbridge Capital Management, LLC (“HCM”). JPMIM, SCR&M, JPMPI, JFIMI and HCM are also referred to herein as the “Advisers” and, individually, as the “Adviser.” JPMPI, JFIMI and HCM are also referred to herein as the “Sub-Advisers” and, individually, as the “Sub-Adviser.”

Investments in the Fund are not deposits or obligations of, nor guaranteed or endorsed by, JPMorgan Chase Bank, N.A. (“JPMorgan Chase Bank”), an affiliate of the Adviser, or any other bank. Shares of the Fund are not federally insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other governmental agency. An investment in the Fund is subject to risk that may cause the value of the investment to fluctuate, and when the investment is redeemed, the value may be higher or lower than the amount originally invested by the investor.

Part I - 1

INVESTMENT POLICIES

The following investment policies have been adopted by JPMT I with respect to the Fund. The investment policies listed below under the heading “Fundamental Investment Policies” are “fundamental” policies which, under the Investment Company Act of 1940, as amended (the “1940 Act”), may not be changed without the vote of a majority of the outstanding voting securities of the Fund, as such term is defined in “Additional Information” in Part II of this SAI. All other investment policies of the Fund are non-fundamental, unless otherwise designated in the Prospectuses or herein, and may be changed by the Trustees of the Fund without shareholder approval.

Except for the restriction on borrowing set forth in the fundamental investment policy (3) below, the percentage limitations contained in the policies below apply at the time of purchase of the securities. If a percentage or rating restriction on investment or use of assets set forth in a fundamental investment policy or a non-fundamental investment policy or in a Prospectus is adhered to at the time of investment, later changes in percentage resulting from any cause other than actions by the Fund will not be considered a violation. With respect to fundamental investment policy (3), the Fund may borrow from any bank, provided that immediately after any such borrowing there is an asset coverage of at least 300% for all borrowings by the Fund and provided further, that in the event that such asset coverage shall at any time fall below 300%, the Fund shall, within three days (not including Sundays and holidays) thereafter or such longer period as the Securities and Exchange Commission (“SEC”) may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowings shall be at least 300%. The Fund may also borrow money or engage in economically similar transactions if those transactions do not constitute “senior securities” under the 1940 Act. Under current pronouncements, certain Fund positions (e.g., reverse repurchase agreements) are excluded from the definition of “senior security” so long as the Fund maintains adequate cover, segregation of assets or otherwise. Similarly, a short sale will not be considered a senior security if the Fund takes certain steps contemplated by SEC staff pronouncements, such as ensuring the short sale transaction is adequately covered. If the value of the Fund’s holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Board of Trustees will consider what actions, if any, are appropriate to maintain adequate liquidity.

For purposes of the fundamental investment policy regarding industry concentration, “to concentrate” generally means to invest more than 25% of the Fund’s total assets, taken at market value at the time of investment. This fundamental investment policy regarding industry concentration does not apply to securities issued by other investment companies, securities issued or guaranteed by the U.S. government, any state or territory of the U.S., its agencies, instrumentalities, or political subdivisions, or repurchase agreements secured thereby. For purposes of the fundamental investment policy regarding industry concentration, the Adviser may classify issuers by industry in accordance with classifications set forth in the Directory of Companies Filing Annual Reports with the SEC or other sources. In the absence of such classification or if the Adviser determines in good faith based on its own information that the economic characteristics affecting a particular issuer make it more appropriate to be considered engaged in a different industry, the Adviser may classify an issuer accordingly. Accordingly, the composition of an industry or group of industries may change from time to time. For purposes of fundamental investment policies involving industry concentration, “group of industries” means a group of related industries, as determined in good faith by the Adviser, based on published classifications or other sources.

Part I - 2

Fundamental Investment Policies

The Fund:

(1)	May not purchase any security which would cause the Fund to concentrate more than 25% of the Fund’s investments in the securities of issuers primarily engaged in any particular industry or group of industries;

(2)	May not issue senior securities, except as permitted by the 1940 Act or any rule, order or interpretation thereunder;

(3)	May not borrow money, except to the extent permitted by applicable law;

(4)	May not underwrite the securities of other issuers, except to the extent that the Fund, in disposing of portfolio securities, may be deemed an underwriter under certain securities laws;

(5)	May not invest directly in real estate unless it is acquired as a result of ownership of securities or other instruments. This restriction shall not prevent the Fund from investing in securities or other instruments (a) issued by companies that invest, deal or otherwise engage in transactions in real estate, or (b) backed or secured by real estate or interests in real estate;

(6)	May not purchase or sell commodities or commodity contracts except as may be permitted by the 1940 Act or unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts; but this shall not prevent the Fund from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), options on financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments including derivatives related to physical commodities; and

(7)	May make loans to other persons, in accordance with the Fund’s investment objective and policies and to the extent permitted by applicable law.

Fundamental investment policy (2) shall be interpreted based upon no-action letters and other pronouncements of the staff of the SEC. Generally, the 1940 Act limits a Fund’s ability to borrow money on a non-temporary basis if such borrowings constitute “senior securities.” As noted above and in “Investment Strategies and Policies — Miscellaneous Investment Strategies and Risks — Borrowings” in SAI Part II, in addition to temporary borrowing, the Fund may borrow from any bank, provided that immediately after any such borrowing there is asset coverage of at least 300% for all borrowings by the Fund. The Fund may also borrow money or engage in economically similar transactions if those transactions do not constitute “senior securities” under the 1940 Act. Under current pronouncements, certain Fund positions (e.g. reverse repurchase agreements) are excluded from the definition of “senior security” so long as the Fund maintains adequate cover, segregation of assets or otherwise. Similarly, a short sale will not be considered a senior security if the Fund takes certain steps contemplated by SEC staff pronouncements, such as ensuring the short sale transaction is adequately covered.

Non-Fundamental Investment Policies. The investment policies described below are non-fundamental policies of the Fund and may be changed by the Trustees of the Fund without shareholder approval.

Part I - 3

The Fund:

(1)	May not acquire any illiquid securities, such as repurchase agreements with more than seven days to maturity or fixed time deposits with a duration of over seven calendar days, if as a result thereof, more than 15% of the market value of the Fund’s net assets would be in investments which are illiquid;

(2)	May not acquire securities of other investment companies, except as permitted by the 1940 Act or any order pursuant thereto; and

(3)	May not acquire the securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

INVESTMENT PRACTICES

The Fund invests in a variety of securities and employs a number of investment techniques. What follows is a list of some of the securities and techniques which may be utilized by the Fund. For a more complete discussion, see the “Investment Strategies and Policies” section in Part II of this SAI.

Instrument	Part II Section Reference
Bank Obligations: Bankers’ acceptances, certificates of deposit and time deposits. Bankers’ acceptances are bills of exchange or time drafts drawn on and accepted by a commercial bank. Maturities are generally six months or less. Certificates of deposit and time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds.	Bank Obligations
Borrowings: The Fund may borrow for temporary purposes and/or for investment purposes. Such a practice will result in leveraging of the Fund’s assets and may cause the Fund to liquidate portfolio positions when it would not be advantageous to do so. The Fund must maintain continuous asset coverage of 300% of the amount borrowed, with the exception for borrowings not in excess of 5% of the Fund’s total assets made for temporary administrative purposes.	Miscellaneous Investment Strategies and Risks
Brady Bonds: Securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings.	Foreign Investments (including Foreign Currencies)
Call and Put Options: A call option gives the buyer the right to buy, and obligates the seller of the option to sell, a security at a specified price at a future date. A put option gives the buyer the right to sell, and obligates the seller of the option to buy, a security at a specified price at a future date. The Fund will sell only covered call and secured put options.	Options and Futures Transactions
Commercial Paper: Secured and unsecured short-term promissory notes issued by corporations and other entities. Maturities generally vary from a few days to nine months.	Commercial Paper
Convertible Securities: Bonds or preferred stock that can convert to common stock.	Convertible Securities

Part I - 4

Instrument	Part II Section Reference
Corporate Debt Securities: May include bonds and other debt securities of domestic and foreign issuers, including obligations of industrial, utility, banking and other corporate issuers.	Debt Instruments
Credit Default Swaps (“CDSs”): A swap agreement between two parties pursuant to which one party pays the other a fixed periodic coupon for the specified life of the agreement. The other party makes no payment unless a credit event, relating to a predetermined reference asset, occurs. If such an event occurs, the party will then make a payment to the first party, and the swap will terminate.	Swaps and Related Swap Products
Emerging Market Securities: Securities issued by issuers or governments in countries with emerging economies or securities markets which may be undergoing significant evolution and rapid development.	Foreign Investments (including Foreign Currencies)
Foreign Currency Transactions: Strategies used to hedge against currency risks, for other risk management purposes or to increase income or gain to the Fund. These strategies may consist of use of any of the following: options on currencies, currency futures, options on such futures, forward foreign currency transactions (including non-deliverable forwards (“NDFs”)), forward rate agreements and interest rate, and currency swaps, caps and floors. The Fund may engage in such transactions in both U.S. and non-U.S. markets.	Foreign Investments (including Foreign Currencies)
Foreign Investments: Equity and debt securities (e.g., bonds and commercial paper) of foreign entities and obligations of foreign branches of U.S. banks and foreign banks. Foreign securities may also include American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), European Depositary Receipts (“EDRs”) and American Depositary Securities.	Foreign Investments (including Foreign Currencies)
High Yield/High Risk Securities/Junk Bonds: Securities that are generally rated below investment grade by the primary rating agencies or are unrated but deemed by the Fund’s adviser to be of comparable quality.	Debt Instruments
Inflation-Linked Debt Securities: Includes fixed and floating rate debt securities of varying maturities issued by the U.S. government as well as securities issued by other entities such as corporations, foreign governments and foreign issuers.	Debt Instruments
Investment Company Securities: Shares of other investment companies, including money market funds for which the adviser and/or its affiliates serve as investment adviser or administrator. The adviser will waive certain fees when investing in funds for which it serves as investment adviser, to the extent required by law.	Investment Company Securities and Exchange Traded Funds
Municipal Securities: Securities issued by a state or political subdivision (including securities issued by a foreign state or subdivision) to obtain funds for various public purposes. Municipal securities include, among others, private activity bonds and industrial development bonds, as well as general obligation notes, tax anticipation notes, bond anticipation notes, revenue anticipation notes, other short-term tax-exempt obligations, municipal leases, obligations of municipal housing authorities and single family revenue bonds.	Municipal Securities Foreign Investments

Part I - 5

Instrument	Part II Section Reference
New Financial Products: New options and futures contracts and other financial products continue to be developed and the Fund may invest in such options, contracts and products.	Miscellaneous Investment Strategies and Risks
Obligations of Supranational Agencies: Obligations which are chartered to promote economic development and are supported by various governments and governmental agencies.	Foreign Investments (including Foreign Currencies)
Options and Futures Transactions: The Fund may purchase and sell (a) exchange traded and over the counter put and call options on securities, indexes of securities and futures contracts on securities and indexes of securities, interest rate futures contracts and interest rate swaps and (b) futures contracts on securities and indexes of securities.	Options and Futures Transactions
Securities Issued in Connection with Reorganization and Corporate Restructuring: In connection with reorganizing or restructuring of an issuer, an issuer may issue common stock or other securities to holders of its debt securities.	Miscellaneous Investment Strategies and Risks
Sovereign Obligations: Investments in debt obligations issued or guaranteed by a foreign sovereign government or its agencies, authorities or political subdivisions.	Foreign Investments (including Foreign Currencies)
Structured Investments: A security having a return tied to an underlying index or other security or asset class. Structured investments generally are individually negotiated agreements and may be traded over-the-counter. Structured investments are organized and operated to restructure the investment characteristics of the underlying index, currency, commodity or financial instrument.	Structured Investments
Swaps and Related Swap Products: Swaps involve an exchange of obligations by two parties. Caps and floors entitle a purchaser to a principal amount from the seller of the cap or floor to the extent that a specified index exceeds or falls below a predetermined interest rate or amount. The Fund may enter into these transactions to manage its exposure to changing interest rates and other factors.	Swaps and Related Swap Products
Synthetic Variable Rate Instruments: Instruments that generally involve the deposit of a long-term tax exempt bond in a custody or trust arrangement and the creation of a mechanism to adjust the long-term interest rate on the bond to a variable short-term rate and a right (subject to certain conditions) on the part of the purchaser to tender it periodically to a third party at par.	Swaps and Related Swap Products
Temporary Defensive Positions: To respond to unusual circumstances the Fund may invest in cash and cash equivalents for temporary defensive purposes.	Miscellaneous Investment Strategies and Risks

Part I - 6

Instrument	Part II Section Reference
U.S. Government Agency Securities: Securities issued by agencies and instrumentalities of the U.S. government. These include all types of securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“Freddie Mac”), including funding notes, subordinated benchmark notes, collateralized mortgage obligations (“CMOs”) and real estate mortgage investment conduits (“REMICs”).	Mortgage-Related Securities
U.S. Government Obligations: May include direct obligations of the U.S. Treasury, including Treasury bills, notes and bonds, all of which are backed as to principal and interest payments by the full faith and credit of the United States, and separately traded principal and interest component parts of such obligations that are transferable through the Federal book-entry system known as Separate Trading of Registered Interest and Principal of Securities (“STRIPS”) and Coupons Under Book-Entry Safekeeping (“CUBES”).	U.S. Government Obligations
Variable and Floating Rate Instruments: Obligations with interest rates which are reset daily, weekly, quarterly or some other frequency and which may be payable to the Fund on demand or at the expiration of a specified term.	Debt Instruments
When-Issued Securities, Delayed Delivery Securities and Forward Commitments: Purchase or contract to purchase securities at a fixed price for delivery at a future date.	When-Issued Securities, Delayed Delivery Securities and Forward Commitments
Zero-Coupon, Pay-in-Kind and Deferred Payment Securities: Zero-coupon securities are securities that are sold at a discount to par value and on which interest payments are not made during the life of the security. Pay-in-kind securities are securities that have interest payable by delivery of additional securities. Deferred payment securities are zero-coupon debt securities which convert on a specified date to interest bearing debt securities.	Debt Instruments

DIVERSIFICATION

JPMT I is a registered management investment company and the Fund is a non-diversified series of JPMT I. For a more complete discussion, see the “Diversification” section in Part II of this SAI.

PORTFOLIO TURNOVER

A portfolio turnover rate is, in summary, the percentage computed by dividing the lesser of the Fund’s purchases or sales of securities (excluding short-term securities) by the average market value of the Fund. The Adviser intends to manage the Fund’s assets by buying and selling securities to help attain its investment objective. A rate of 100% indicates that the equivalent of all of the Fund’s assets have been sold and reinvested in a year. High portfolio turnover may affect the amount, timing and character of distributions, and, as a result, may increase the amount of taxes payable by shareholders. Higher portfolio turnover also results in higher transaction costs. To the extent that net short-term capital gains are realized by the Fund, any distributions resulting from such gains are considered ordinary income for federal income tax purposes. For a more complete discussion, see the “Distributions and Tax Matters” section in

Part I - 7

Part II of this SAI. The Fund has not commenced operations as of the date of this SAI. Therefore, there is no portfolio turnover rate for the Fund to report at this time.

TRUSTEES

Standing Committees

There are four standing committees of the Board of Trustees: the Audit and Valuation Committee, the Compliance Committee, the Governance Committee and the Investments Committee. As the Fund has not yet commenced operations as of the date of this SAI, there are no committee meetings to report with respect to the Fund. For a more complete discussion, see the “Trustees” section in Part II of this SAI.

Ownership of Securities

The following table shows the dollar range of each Trustee’s beneficial ownership as of December 31, 2011, in the Fund and each Trustee’s aggregate dollar range of ownership in any Funds that the Trustee oversees in the Family of Investment Companies.

Name of Trustee	Ownership of the Emerging Markets Local Currency Debt Fund(1)	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by the Trustee in the Family of Investment Companies(2)(3)
Independent Trustees
John F. Finn	None	Over $100,000
Dr. Matthew Goldstein	None	Over $100,000
Robert J. Higgins	None	Over $100,000
Peter C. Marshall	None	Over $100,000
Mary E. Martinez(4)	None	None
Marilyn McCoy	None	Over $100,000
Mitchell M. Merin(4)	None	None
William G. Morton, Jr.	None	Over $100,000
Robert A. Oden, Jr.	None	Over $100,000
Marian U. Pardo(5)	None	None
Frederick W. Ruebeck	None	Over $100,000
James J. Schonbachler	None	Over $100,000

Interested Trustee Not Affiliated With The Adviser
Frankie D. Hughes	None	Over $100,000

(1)	The Fund had not commenced operations as of June 25, 2012, the date of this SAI. Therefore, the Trustees did not own any shares of the Fund as of June 25, 2012.
(2)	A Family of Investment Companies means any two or more registered investment companies that share the same investment adviser or principal underwriter and hold themselves out to investors as related companies for purposes of investment and investor services. The Family of Investment Companies for which the Board of Trustees currently serves includes eleven registered investment companies (170 funds) including JPMMFG which liquidated November 29, 2012 and is in the process of winding up its affairs.
(3)	For Ms. McCoy and Messrs. Finn, Higgins, Marshall, Oden, and Ruebeck, these amounts include deferred compensation balances through participation, as of December 31, 2011, in the J.P. Morgan Funds’ Deferred Compensation Plan for Eligible Trustees. For a more complete discussion, see the “Trustee Compensation” section in Part II of this SAI.
(4)	Ms. Martinez and Mr. Merin became members of the Board of Trustees effective January 1, 2013.
(5)	Ms. Pardo will become a member of the Board of Trustees effective February 1, 2013.

As of December 31, 2011, none of the independent Trustees or their immediate family members owned securities of the Adviser or JPMDS or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Adviser or JPMDS.

Part I - 8

Trustee Compensation

Prior to January 1, 2013, the Funds of the J.P. Morgan Funds Complex overseen by the Trustees paid each Trustee an annual fee of $275,000 and reimbursed each Trustee for expenses incurred in connection with service as a Trustee. Beginning January 1, 2013, the Funds of the J.P. Morgan Funds Complex overseen by the Trustees will pay each Trustee an annual fee of $315,000 and reimburse each Trustee for expenses incurred in connection with service as a Trustee. In addition, the Funds pay the Chairman $225,000, the Vice Chairman $75,000 and from December 1, 2011 through February 29, 2012, the assistant to the Audit and Valuation Committee Chairman $6,250. The Chairman and Vice Chairman receive no additional compensation for service as committee or sub-committee chairmen. Committee chairs and sub-committee chairs who are not already receiving an additional fee are each paid $50,000. The Trustees may hold various other directorships unrelated to the J.P. Morgan Funds Complex. The J.P. Morgan Funds bore expenses related to administrative and staffing services provided to the former Chairman, in lieu of establishing an office of the former Chairman, in the amount of $6,000 per month.

Trustee aggregate compensation paid by the Fund and the J.P. Morgan Funds Complex for the calendar year ended December 31, 2011, is set forth below:

Name of Trustee	Ex-G4 Currency Strategies Fund(1)	Total Compensation Paid from the J.P. Morgan Funds Complex(2)(10)
Independent Trustees
John F. Finn	None	$275,000	(5)
Dr. Matthew Goldstein	None	325,000
Robert J. Higgins	None	325,000	(6)
Peter C. Marshall	None	350,000
Mary E. Martinez(3)	None	None
Marilyn McCoy	None	325,000
Mitchell M. Merin(3)	None	None
William G. Morton, Jr.	None	275,000
Robert A. Oden, Jr.	None	275,000	(7)
Marian U. Pardo(4)	None	None
Frederick W. Ruebeck	None	325,000	(8)
James J. Schonbachler	None	277,083	(9)

Interested Trustee Not Affiliated With The Adviser
Frankie D. Hughes	None	275,000

(1)	The Fund had not commenced operations as of June 25, 2012, the date of this SAI. Therefore, the Trustees did not own any shares of the Fund as of June 25, 2012.
(2)	A Family of Investment Companies means any two or more registered investment companies that share the same investment adviser or principal underwriter and hold themselves out to investors as related companies for purposes of investment and investor services. The Family of Investment Companies for which the Board of Trustees currently serves includes eleven registered investment companies (170 funds) including JPMMFG which liquidated November 29, 2012 and is in the process of winding up its affairs.
(3)	Ms. Martinez and Mr. Merin became members of the Board of Trustees effective January 1, 2013.
(4)	Ms. Pardo will become a member of the Board of Trustees effective February 1, 2013.
(5)	Includes $275,000 of Deferred Compensation.
(6)	Includes $325,000 of Deferred Compensation.
(7)	Includes $100,000 of Deferred Compensation.
(8)	Includes $130,000 of Deferred Compensation.
(9)	Includes $2,083 of compensation related to Mr. Schonbachler’s duties as assistant to the Audit and Valuation Committee Chairman.
(10)	William J. Armstrong, Fergus Reid III, and Leonard M. Spalding, Jr. retired as Trustees of the Trusts effective December 31, 2012. For the period specified in the table above, the former trustees were paid the following total compensation from the J.P. Morgan Funds Complex.

Name of Former Trustee	Total Compensation Paid from Fund Complex	Amount of Deferred Compensation Included in Total
William J. Armstrong	$325,000	None
Fergus Reid, III	$500,000	Includes $100,000 of Deferred Compensation
Leonard M. Spalding, Jr.	$325,000	Includes $325,000 of Deferred Compensation

For a more complete discussion, see the “Trustee Compensation” section in Part II of this SAI.

Part I - 9

INVESTMENT ADVISER

Investment Advisory Fees

Since the Fund has not commenced operations as of the date of this SAI, the Fund has not paid any investment advisory fees. For more information about the investment adviser, see the “Investment Advisers and Sub-Advisers” section in Part II of this SAI.

PORTFOLIO MANAGERS

Portfolio Managers’ Other Accounts Managed

The following table shows information regarding all of the other accounts managed by the portfolio manager as of February 29, 2012:

	Non-Performance Based Fee Advisory Accounts
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets ($thousands)	Number of Accounts	Total Assets ($thousands)	Number of Accounts	Total Assets ($thousands)
Emerging Markets Local Currency Debt Fund
Pierre-Yves Bareau	3	$843,965	28	$4,201,252	61	$6,051,307
Didier Lambert	0	0	8	1,452,996	2	304,222

The following table shows information on the other accounts managed by the portfolio manager that have advisory fees wholly or partly based on performance as of February 29, 2012:

	Performance Based Fee Advisory Accounts
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets ($thousands)	Number of Accounts	Total Assets ($thousands)	Number of Accounts	Total Assets ($thousands)
Emerging Markets Local Currency Debt Fund
Pierre-Yves Bareau	0	$0	1	$1,687,928	0	$0
Didier Lambert	0	0	1	1,823,278	0	0

Portfolio Managers — Ownership of Securities

Since the Fund has not commenced operations as of the date of this SAI, the portfolio managers do not own any shares of the Fund. For a more complete discussion of the portfolio manager’s compensation, see the “Portfolio Manager Compensation” section in Part II of this SAI.

Part I - 10

ADMINISTRATOR

Administrator Fees

Since the Fund has not commenced operations as of the date of this SAI, the Fund has not paid any administrator fees. For more information about the Administrator, see the “Administrator” section in Part II of this SAI.

DISTRIBUTOR

Compensation Paid to JPMDS

Since the Fund has not commenced operations as of the date of this SAI, the Fund has not paid any compensation to JPMDS. For more information about the Distributor, see the “Distributor” section in Part II of this SAI.

Distribution Fees

Since the Fund has not commenced operations as of the date of this SAI, the Fund has not paid any distribution fees. For a more complete discussion of the Distribution Plan, see the “Distribution Plan” section in Part II of this SAI.

SHAREHOLDER SERVICING

Shareholder Services Fees

Under the Shareholder Servicing Agreement, the Fund has agreed to pay JPMDS, for providing shareholder services and other related services, a fee at the following annual rates (expressed as a percentage of the average daily net assets (“NAV”) of Fund shares owned by or for shareholders):

Select Class, Class A, Class C and Class R2	0.25%
Class R5	0.05%
Class R6	None

Since the Fund has not commenced operations as of the date of this SAI, the Fund has not paid any shareholder servicing agent fees. For more information concerning shareholder servicing, see the “Shareholder Servicing” section in Part II of this SAI.

BROKERAGE AND RESEARCH SERVICES

Brokerage Commissions

Since the Fund has not commenced operations as of the date of this SAI, the Fund has not paid any brokerage commissions. For more information concerning brokerage commissions, see the “Portfolio Transactions” section in Part II of this SAI.

Part I - 11

Broker Research

Since the Fund has not commenced operations as of the date of this SAI, the Fund has not paid any brokerage commissions and therefore no brokerage commissions have been used to pay for broker research.

Securities of Regular Broker-Dealers

Since the Fund has not commenced operations as of the date of this SAI, the Fund owns no securities of regular broker-dealers (or parents).

FINANCIAL INTERMEDIARIES

Other Cash Compensation Payments

Since the Fund has not commenced operations as of the date of this SAI, the Fund’s Adviser and JPMDS have not made any other cash compensation arrangements with respect to the Fund. For a more complete discussion, see the “Additional Compensation to Financial Intermediaries” section in Part II of this SAI.

Finders’ Fee Commissions

Financial Intermediaries who sell $1 million or more of Class A Shares in the aggregate of the J.P. Morgan Equity Funds, the J.P. Morgan Specialty Funds, the J.P. Morgan International Funds, the J.P. Morgan Investor Funds, the JPMorgan SmartRetirement Funds, the JPMorgan SmartAllocation Funds and the J.P. Morgan Income Funds (collectively, “Qualifying Funds”) may receive finders’ fees.

With Respect to the Fund, such fees are paid in accordance with the following schedule:

Amount of Purchases	Finders’ Fees
$1,000,000 – $3,999,999*	0.75%
$4,000,000 – $49,999,999	0.50%
$50,000,000 or more	0.25%

*	If the total sale of Class A Shares of Qualifying Funds is $1,000,000 or more but the amount of the sale applicable to the Fund is less than $1,000,000, the Financial Intermediary will receive a Finder’s Fee equal to 0.75% of the sale of the Class A Shares of the Fund. The Finder’s Fee Schedule for other Qualifying Funds can be found in the Statement of Additional Information for such Qualifying Funds.

The Distributor may also pay Financial Intermediaries a commission of up to 0.75% of gross sales on sales of Class A Shares to certain defined contribution plans. If such a plan redeems all of the shares that it owns on behalf of participants within 12 months of the purchase date, then the Financial Intermediaries that have received these commissions will be required to reimburse the Distributor up to 0.75% of the lower of the cost of the shares being redeemed or their NAV at the time of redemption. JPMDS reserves the right to alter or change the finder’s fee policy on these Plans at any time at its own discretion. If a plan redeems all of the shares for which a finder’s fee has been paid within 12 months of the purchase date, JPMDS will reclaim the finder’s fee paid to the Financial Intermediary rather than charge a contingent deferred sales charge to the plan.

Part I - 12

Finders’ Fees Paid By Distributor

For the fiscal period ended February 29, 2012, JPMDS paid approximately $10,985,252 in finders’ fees for all J.P. Morgan Funds. For a more complete discussion, see the “Additional Compensation to Financial Intermediaries” section in Part II of this SAI.

TAX MATTERS

Capital Loss Carryforwards

Since the Fund has not commenced operations as of the date of this SAI, the Fund has not had any capital loss carryforwards. For more information on tax matters, see the “Distributions and Tax Matters” section in Part II of this SAI.

PORTFOLIO HOLDINGS DISCLOSURE

A list of the entities that receive the Fund’s portfolio holdings information, the frequency with which it is provided to them and the length of the lag between the date of the information and the date it is disclosed is provided below:

Vickers Stock Research Corp.	Monthly	30 days after month end
MorningStar Inc.	Monthly	30 days after month end
Lipper, Inc.	Monthly	30 days after month end
Thomson Financial	Monthly	30 days after month end
Bloomberg LP	Monthly	30 days after month end
The McGraw Hill Companies—Standard & Poor’s	Monthly	30 days after month end
JPMorgan Chase & Co.	Monthly	30 days after month end

For a more complete discussion, see the “Portfolio Holdings Disclosure” section in Part II of this SAI.

SHARE OWNERSHIP

Trustees and Officers

Since the Fund has not commenced operations as of the date of this SAI, the officers and Trustees do not own any shares of the Fund.

Principal Holders

Since the Fund has not commenced operations as of the date of this SAI, no persons are owners of record of, or are known by JPMT I to own beneficially, 5% or more of the outstanding shares of the Fund.

FINANCIAL STATEMENTS

Since the Fund has not commenced operations as of the date of this SAI, there are no financial statements for the Fund. When they become available, financial statements will be available without charge upon request by calling J.P. Morgan Funds Services at 1-800-480-4111.

Part I - 13

J.P. Morgan Income Funds

STATEMENT OF ADDITIONAL INFORMATION

PART I

November 29, 2011, as supplemented January 23, 2013

JPMORGAN TRUST I (“JPMT I”)

JPMorgan Ex-G4 Currency Strategies Fund

Class A/EXGAX; Class C/EXGCX; Select Class/EXGSX

(the “Ex-G4 Currency Strategies Fund” or the “Fund”)

This Statement of Additional Information (“SAI”) is not a prospectus, but contains additional information which should be read in conjunction with the prospectus for the Fund dated November 29, 2011, as supplemented from time to time (the “Prospectus”). The Prospectus is available without charge upon request by contacting JPMorgan Distribution Services, Inc. (“JPMDS” or the “Distributor”), the Fund’s distributor, at 1111 Polaris Parkway, Columbus, Ohio 43240.

This SAI is divided into two Parts – Part I and Part II. Part I of this SAI contains information that is particular to the Fund. Part II of this SAI contains information that generally applies to the Fund and other J.P. Morgan Funds.

For more information about the Fund or the Financial Statements, simply write or call:

J.P. Morgan Funds Services

P.O. Box 8528

Boston, MA 02266-8528

1-800-480-4111

SAI-EXG4-113

PART I

PLEASE SEE PART II OF THIS SAI FOR ITS TABLE OF CONTENTS

GENERAL

The Trust and the Fund

The Fund is a series of JPMorgan Trust I (“JPMT I”), an open-end, management investment company formed as a statutory trust under the laws of the State of Delaware on November 12, 2004, pursuant to a Declaration of Trust dated November 5, 2004, as subsequently amended. In addition to the Fund, the Trust consists of other series representing separate investment funds (each a “J.P. Morgan Fund”).

Share Classes

Shares in the Fund are generally offered in multiple classes. The Board of Trustees of JPMT I has authorized the issuance and sale of the following share classes of the Fund: Class A, Class C, and Select Class, (collectively, the “Shares”).

Miscellaneous

This SAI describes the financial history, investment strategies and policies, management and operation of the Fund in order to enable investors to determine whether the Fund best suits their needs.

This SAI provides additional information with respect to the Fund and should be read in conjunction with the Fund’s current Prospectuses. Capitalized terms not otherwise defined herein have the meanings accorded to them in the applicable Prospectus. The Fund’s executive offices are located at 270 Park Avenue, New York, NY 10017.

This SAI is divided into two Parts – Part I and Part II. Part I of this SAI contains information that is particular to the Fund. Part II of this SAI contains information that generally applies to the Fund and other series representing separate investment funds or portfolios of JPMT I, JPMorgan Trust II (“JPMT II”), J.P. Morgan Mutual Fund Group (“JPMMFG”), J.P. Morgan Mutual Fund Investment Trust (“JPMMFIT”) and J.P. Morgan Fleming Mutual Fund Group, Inc. (“JPMFMFG”), (each a “J.P. Morgan Fund,” and together with the Fund, the “J.P. Morgan Funds”). Throughout this SAI, JPMT I, JPMT II, JPMMFG, JPMMFIT and JPMFMFG are each referred to as a “Trust” and collectively, as the “Trusts.” Each Trust’s Board of Trustees, or Board of Directors in the case of JPMFMFG, is referred to herein as the “Board of Trustees,” and each trustee or director is referred to as a “Trustee.”

The Fund is advised by J.P. Morgan Investment Management Inc. (“JPMIM”). Certain other of the J.P. Morgan Funds are advised by Security Capital Research & Management Incorporated (“SCR&M”), and/or sub-advised by J.P. Morgan Private Investment Inc. (“JPMPI”), JF International Management Inc. (“JFIMI”) or Highbridge Capital Management, LLC (“HCM”). JPMIM, SCR&M, JPMPI, JFIMI and HCM are also referred to herein as the “Advisers” and, individually, as the “Adviser.” JPMPI, JFIMI and HCM are also referred to herein as the “Sub-Advisers” and, individually, as the “Sub-Adviser.”

Investments in the Fund are not deposits or obligations of, nor guaranteed or endorsed by, JPMorgan Chase Bank, N.A. (“JPMorgan Chase Bank”), an affiliate of the Adviser, or any other bank. Shares of the Fund are not federally insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other governmental agency. An investment in the Fund is subject to risk that may cause the value of the investment to fluctuate, and when the investment is redeemed, the value may be higher or lower than the amount originally invested by the investor.

Part I - 1

INVESTMENT POLICIES

The following investment policies have been adopted by JPMT I with respect to the Fund. The investment policies listed below under the heading “Fundamental Investment Policies” are “fundamental” policies which, under the Investment Company Act of 1940, as amended (the “1940 Act”), may not be changed without the vote of a majority of the outstanding voting securities of the Fund, as such term is defined in the “Additional Information” section in Part II of this SAI. All other investment policies of the Fund (including its investment objective) are non-fundamental, unless otherwise designated in the Prospectus or herein, and may be changed by the Trustees of the Fund without shareholder approval.

Except for the restriction on borrowings set forth in fundamental investment policy (3) below, the percentage limitations contained in the policies below apply at the time of purchase of the securities. If a percentage or rating restriction on investment or use of assets set forth in a fundamental investment policy or a non-fundamental investment policy or in a Prospectus is adhered to at the time of investment, later changes in percentage resulting from any cause other than actions by the Fund will not be considered a violation. If the value of the Fund’s holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Board of Trustees will consider what actions, if any, are appropriate to maintain adequate liquidity. With respect to the restriction on borrowings set forth in fundamental investment policy (3), the Fund may borrow from any bank, provided that immediately after any such borrowing there is an asset coverage of at least 300% for all borrowings by the Fund and provided further, that in the event that such asset coverage shall at any time fall below 300%, a Fund shall, within three days (not including Sundays and holidays) thereafter or such longer period as the U.S. Securities and Exchange Commission (“SEC”) may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowing shall be at least 300%.

For purposes of fundamental investment policies regarding industry concentration, “to concentrate” generally means to invest more than 25% of a Fund’s assets, taken at market value at the time of investment. This restriction does not apply to investments in securities issued or guaranteed by the U.S. government, any state or territory of the U.S., its agencies, instrumentalities, or political subdivisions, or repurchase agreements secured thereby, and futures and options transactions issued or guaranteed by any of the foregoing. For purposes of fundamental investment policies regarding industry concentration, the Adviser may classify issuers by industry in accordance with classifications set forth in the Directory of Companies Filing Annual Reports with the SEC or other sources. In the absence of such classification or if the Adviser determines in good faith based on its own information that the economic characteristics affecting a particular issuer make it more appropriate to be considered engaged in a different industry, the Adviser may classify an issuer accordingly. For purposes of fundamental investment policies involving industry concentration, “group of industries” means a group of related industries, as determined in good faith by the Adviser, based on published classifications or other sources.

Fundamental Investment Policies

The Fund:

(1)	May not purchase any security which would cause the Fund to concentrate its investments in the securities of issuers primarily engaged in any particular industry or group of industries;

(2)	May not issue senior securities (as defined in the 1940 Act) except with respect to any permissible borrowings;

Part I - 2

(3)	May not borrow money, except to the extent permitted under the 1940 Act or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time or as permitted by order or interpretation of the SEC;

(4)	May not underwrite securities of other issuers, except to the extent that the Fund may be deemed an underwriter under certain securities laws in the disposition of “restricted securities”;

(5)	May not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the Fund from investing in securities issued by companies in an industry or group of industries in the real estate sector. Real estate includes Real Estate Limited Partnerships;

(6)	May not purchase physical commodities or contracts relating to physical commodities, except as permitted under the 1940 Act, or operate as a commodity pool, in each case as interpreted or modified by the regulatory authority having jurisdiction, from time to time; and

(7)	May make loans to other persons, in accordance with the Fund’s investment objective and policies and to the extent permitted by applicable law.

Fundamental investment policy (2) shall be interpreted based upon no-action letters and other pronouncements of the staff of the SEC. Generally, the 1940 Act limits a Fund’s ability to borrow money on a non-temporary basis if such borrowings constitute “senior securities.” As noted above and in “Investment Strategies and Policies — Miscellaneous Investment Strategies and Risks — Borrowings” in SAI Part II, in addition to temporary borrowing, the Fund may borrow from any bank, provided that immediately after any such borrowing there is asset coverage of at least 300% for all borrowings by the Fund. The Fund may also borrow money or engage in economically similar transactions if those transactions do not constitute “senior securities” under the 1940 Act. Under current pronouncements, certain Fund positions (e.g. reverse repurchase agreements) are excluded from the definition of “senior security” so long as the Fund maintains adequate cover, segregation of assets or otherwise. Similarly, a short sale will not be considered a senior security if the Fund takes certain steps contemplated by SEC staff pronouncements, such as ensuring the short sale transaction is adequately covered.

Non-Fundamental Investment Policies. The investment policies described below are non-fundamental policies of the Fund and may be changed by the Trustees of the Fund without shareholder approval.

The Fund:

(1)	May not acquire any illiquid securities, such as repurchase agreements with more than seven days to maturity or fixed time deposits with a duration of over seven calendar days, if as a result thereof, more than 15% of the market value of the Fund’s net assets would be in investments which are illiquid;

(2)	May not acquire securities of other investment companies, except as permitted by the 1940 Act or any order pursuant thereto; and

(3)	May not acquire the securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

Part I - 3

INVESTMENT PRACTICES

The Fund invests in a variety of securities and employs a number of investment techniques. What follows is a list of some of the securities and techniques which may be utilized by the Fund. For a more complete discussion, see the “Investment Strategies and Policies” section in Part II of this SAI.

Instrument	Part II Section Reference
Bank Obligations: Bankers’ acceptances, certificates of deposit and time deposits. Bankers’ acceptances are bills of exchange or time drafts drawn on and accepted by a commercial bank. Maturities are generally six months or less. Certificates of deposit and time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds.	Bank Obligations
Borrowings: The Fund may borrow for temporary purposes and/or for investment purposes. Such a practice will result in leveraging of the Fund’s assets and may cause the Fund to liquidate portfolio positions when it would not be advantageous to do so. The Fund must maintain continuous asset coverage of 300% of the amount borrowed, with the exception for borrowings not in excess of 5% of the Fund’s total assets made for temporary administrative purposes.	Miscellaneous Investment Strategies and Risks
Brady Bonds: Securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings.	Foreign Investments (including Foreign Currencies)
Call and Put Options: A call option gives the buyer the right to buy, and obligates the seller of the option to sell, a security at a specified price at a future date. A put option gives the buyer the right to sell, and obligates the seller of the option to buy, a security at a specified price at a future date. The Fund will sell only covered call and secured put options.	Options and Futures Transactions
Commercial Paper: Secured and unsecured short-term promissory notes issued by corporations and other entities. Maturities generally vary from a few days to nine months.	Commercial Paper
Corporate Debt Securities: May include bonds and other debt securities of domestic and foreign issuers, including obligations of industrial, utility, banking and other corporate issuers.	Debt Instruments
Credit Default Swaps (“CDSs”): A swap agreement between two parties pursuant to which one party pays the other a fixed periodic coupon for the specified life of the agreement. The other party makes no payment unless a credit event, relating to a predetermined reference asset, occurs. If such an event occurs, the party will then make a payment to the first party, and the swap will terminate.	Swaps and Related Swap Products
Emerging Market Securities: Securities issued by issuers or governments in countries with emerging economies or securities markets which may be undergoing significant evolution and rapid development.	Foreign Investments (including Foreign Currencies)

Part I - 4

Instrument	Part II Section Reference
Foreign Currency Transactions: Strategies used to hedge against currency risks, for other risk management purposes or to increase income or gain to the Fund. These strategies may consist of use of any of the following: options on currencies, currency futures, options on such futures, forward foreign currency transactions (including non-deliverable forwards (“NDFs”)), forward rate agreements and interest rate, and currency swaps, caps and floors. The Fund may engage in such transactions in both U.S. and non-U.S. markets.	Foreign Investments (including Foreign Currencies)
Foreign Investments: Equity and debt securities (e.g., bonds and commercial paper) of foreign entities and obligations of foreign branches of U.S. banks and foreign banks. Foreign securities may also include American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), European Depositary Receipts (“EDRs”) and American Depositary Securities.	Foreign Investments (including Foreign Currencies)
High Yield/High Risk Securities/Junk Bonds: Securities that are generally rated below investment grade by the primary rating agencies or are unrated but deemed by the Fund’s adviser to be of comparable quality.	Debt Instruments
Inflation-Linked Debt Securities: Includes fixed and floating rate debt securities of varying maturities issued by the U.S. government as well as securities issued by other entities such as corporations, foreign governments and foreign issuers.	Debt Instruments
Interfund Lending: Involves lending money and borrowing money for temporary purposes through a credit facility.	Miscellaneous Investment Strategies and Risks
Inverse Floating Rate Instruments: Leveraged variable debt instruments with interest rates that reset in the opposite direction from the market rate of interest to which the inverse floater is indexed.	Inverse Floaters and Interest Rate Caps
Investment Company Securities: Shares of other investment companies, including money market funds for which the adviser and/or its affiliates serve as investment adviser or administrator. The adviser will waive certain fees when investing in funds for which it serves as investment adviser, to the extent required by law.	Investment Company Securities and Exchange Traded Funds
Loan Assignments and Participations: Assignments of, or participations in, all or a portion of loans to corporations or to governments, including governments of less developed countries.	Loans
New Financial Products: New options and futures contracts and other financial products continue to be developed and the Fund may invest in such options, contracts and products.	Miscellaneous Investment Strategies and Risks
Obligations of Supranational Agencies: Obligations which are chartered to promote economic development and are supported by various governments and governmental agencies.	Foreign Investments (including Foreign Currencies)

Part I - 5

Instrument	Part II Section Reference
Options and Futures Transactions: The Fund may purchase and sell (a) exchange traded and over the counter put and call options on securities, indexes of securities and futures contracts on securities and indexes of securities, interest rate futures contracts and interest rate swaps and (b) futures contracts on securities and indexes of securities.	Options and Futures Transactions
Private Placements, Restricted Securities and Other Unregistered Securities: Securities not registered under the Securities Act of 1933, such as privately placed commercial paper and Rule 144A securities.	Miscellaneous Investment Strategies and Risks
Repurchase Agreements: The purchase of a security and the simultaneous commitment to return the security to the seller at an agreed upon price on an agreed upon date. This is treated as a loan.	Repurchase Agreements
Reverse Repurchase Agreements: The sale of a security and the simultaneous commitment to buy the security back at an agreed upon price on an agreed upon date. This is treated as a borrowing by the Fund.	Reverse Repurchase Agreements
Securities Issued in Connection with Reorganization and Corporate Restructuring: In connection with reorganizing or restructuring of an issuer, an issuer may issue common stock or other securities to holders of its debt securities.	Miscellaneous Investment Strategies and Risks
Short Selling: The Fund sells a security it does not own in anticipation of a decline in the market value of the security. To complete the transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is obligated to replace the security borrowed by purchasing it subsequently at the market price at the time of replacement.	Short Selling
Short-Term Funding Agreements: Agreements issued by banks and highly rated U.S. insurance companies such as Guaranteed Investment Contracts (“GICs”) and Bank Investment Contracts (“BICs”).	Short-Term Funding Agreements
Sovereign Obligations: Investments in debt obligations issued or guaranteed by a foreign sovereign government or its agencies, authorities or political subdivisions.	Foreign Investments (including Foreign Currencies)
Structured Investments: A security having a return tied to an underlying index or other security or asset class. Structured investments generally are individually negotiated agreements and may be traded over-the-counter. Structured investments are organized and operated to restructure the investment characteristics of the underlying index, currency, commodity or financial instrument.	Structured Investments
Swaps and Related Swap Products: Swaps involve an exchange of obligations by two parties. Caps and floors entitle a purchaser to a principal amount from the seller of the cap or floor to the extent that a specified index exceeds or falls below a predetermined interest rate or amount. The Fund may enter into these transactions to manage its exposure to changing interest rates and other factors.	Swaps and Related Swap Products

Part I - 6

Instrument	Part II Section Reference
Synthetic Variable Rate Instruments: Instruments that generally involve the deposit of a long-term tax exempt bond in a custody or trust arrangement and the creation of a mechanism to adjust the long-term interest rate on the bond to a variable short-term rate and a right (subject to certain conditions) on the part of the purchaser to tender it periodically to a third party at par.	Swaps and Related Swap Products
Temporary Defensive Positions: To respond to unusual circumstances the Fund may invest in cash and cash equivalents for temporary defensive purposes.	Miscellaneous Investment Strategies and Risks
Treasury Receipts: The Fund may purchase interests in separately traded interest and principal component parts of U.S. Treasury obligations that are issued by banks or brokerage firms and that are created by depositing U.S. Treasury notes and U.S. Treasury bonds into a special account at a custodian bank. Receipts include Treasury Receipts (“TRs”), Treasury Investment Growth Receipts (“TIGRs”), and Certificates of Accrual on Treasury Securities (“CATS”).	Treasury Receipts
U.S. Government Agency Securities: Securities issued by agencies and instrumentalities of the U.S. government. These include all types of securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“Freddie Mac”), including funding notes, subordinated benchmark notes, collateralized mortgage obligations (“CMOs”) and real estate mortgage investment conduits (“REMICs”).	Mortgage-Related Securities
U.S. Government Obligations: May include direct obligations of the U.S. Treasury, including Treasury bills, notes and bonds, all of which are backed as to principal and interest payments by the full faith and credit of the United States, and separately traded principal and interest component parts of such obligations that are transferable through the Federal book-entry system known as Separate Trading of Registered Interest and Principal of Securities (“STRIPS”) and Coupons Under Book-Entry Safekeeping (“CUBES”).	U.S. Government Obligations
Variable and Floating Rate Instruments: Obligations with interest rates which are reset daily, weekly, quarterly or some other frequency and which may be payable to the Fund on demand or at the expiration of a specified term.	Debt Instruments
When-Issued Securities, Delayed Delivery Securities and Forward Commitments: Purchase or contract to purchase securities at a fixed price for delivery at a future date.	When-Issued Securities, Delayed Delivery Securities and Forward Commitments
Zero-Coupon, Pay-in-Kind and Deferred Payment Securities: Zero-coupon securities are securities that are sold at a discount to par value and on which interest payments are not made during the life of the security. Pay-in-kind securities are securities that have interest payable by delivery of additional securities. Deferred payment securities are zero-coupon debt securities which convert on a specified date to interest bearing debt securities.	Debt Instruments

Part I - 7

DIVERSIFICATION

JPMT I is a registered management investment company and the Fund is a non-diversified series of JPMT I. For a more complete discussion, see the “Diversification” section in Part II of this SAI.

PORTFOLIO TURNOVER

A portfolio turnover rate is, in summary, the percentage computed by dividing the lesser of the Fund’s purchases or sales of securities (excluding short-term securities) by the average market value of the Fund. The Adviser intends to manage the Fund’s assets by buying and selling securities to help attain its investment objective. A rate of 100% indicates that the equivalent of all of the Fund’s assets have been sold and reinvested in a year. High portfolio turnover may affect the amount, timing and character of distributions, and, as a result, may increase the amount of taxes payable by shareholders. Higher portfolio turnover also results in higher transaction costs. To the extent that net short-term capital gains are realized by the Fund, any distributions resulting from such gains are considered ordinary income for federal income tax purposes. For a more complete discussion, see the “Distributions and Tax Matters” section in Part II of this SAI. The Fund has not commenced operations as of the date of this SAI. Therefore, there is no portfolio turnover rate for the Fund to report at this time.

TRUSTEES

Standing Committees

There are four standing committees of the Board of Trustees: the Audit and Valuation Committee, the Compliance Committee, the Governance Committee and the Investments Committee. As the Fund has not yet commenced operations as of the date of this SAI, there are no committee meetings to report with respect to the Fund. For a more complete discussion, see the “Trustees” section in Part II of this SAI.

Ownership of Securities

The following table shows the dollar range of each Trustee’s beneficial ownership as of December 31, 2010, in the Fund and each Trustee’s aggregate dollar range of ownership in any Funds that the Trustee oversees in the Family of Investment Companies.

Name of Trustee	Ownership of the Ex-G4 Currency Strategies Fund(1)	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by the Trustee in the Family of Investment Companies(2), (3)
Independent Trustees
John F. Finn	None	Over $100,000
Dr. Matthew Goldstein	None	Over $100,000
Robert J. Higgins	None	Over $100,000
Peter C. Marshall	None	Over $100,000
Mary E. Martinez(4)	None	None
Marilyn McCoy	None	Over $100,000
Mitchell M. Merin(4)	None	None
William G. Morton, Jr.	None	Over $100,000
Robert A. Oden, Jr.	None	Over $100,000
Marian U. Pardo(5)	None	None
Frederick W. Ruebeck	None	Over $100,000
James J. Schonbachler	None	Over $100,000

Part I - 8

Name of Trustee	Ownership of the Ex-G4 Currency Strategies Fund(1)	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by the Trustee in the Family of Investment Companies(2), (3)
Interested Trustee Not Affiliated With The Adviser
Frankie D. Hughes	None	Over $100,000

(1)	The Fund had not commenced operations as of November 29, 2011, the date of this SAI. Therefore, the Trustees did not own any shares of the Fund as of November 29, 2011.
(2)	A Family of Investment Companies means any two or more registered investment companies that share the same investment adviser or principal underwriter and hold themselves out to investors as related companies for purposes of investment and investor services. The Family of Investment Companies for which the Board of Trustees currently serves includes eleven registered investment companies (170 Funds) including JPMMFG which liquidated November 29, 2012 and is in the process of winding up its affairs.
(3)	For Ms. McCoy and Messrs. Finn, Higgins, Marshall, and Oden, these amounts include deferred compensation balances through participation, as of December 31, 2010, in the J.P. Morgan Funds’ Deferred Compensation Plan for Eligible Trustees. For a more complete discussion, see the “Trustee Compensation” section in Part II of this SAI
(4)	Ms. Martinez and Mr. Merin became members of the Board of Trustees effective January 1, 2013.
(5)	Ms. Pardo will become a member of the Board of Trustees effective February 1, 2013.

As of December 31, 2010, none of the independent Trustees or their immediate family members owned securities of the Adviser or JPMDS or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Adviser or JPMDS.

Trustee Compensation

Prior to January 1, 2013, the Funds of the J.P. Morgan Funds Complex overseen by the Trustees paid each Trustee an annual fee of $275,000 and reimbursed each Trustee for expenses incurred in connection with service as a Trustee. Beginning January 1, 2013, the Funds of the J.P. Morgan Funds Complex overseen by the Trustees will pay each Trustee an annual fee of $315,000 and reimburse each Trustee for expenses incurred in connection with service as a Trustee. In addition, the Funds pay the Chairman $225,000, the Vice Chairman $75,000 and from December 1, 2011 through February 29, 2012, the assistant to the Audit and Valuation Committee Chairman $6,250. The Chairman and Vice Chairman receive no additional compensation for service as committee or sub-committee chairmen. Committee chairs and sub-committee chairs who are not already receiving an additional fee are each paid $50,000. The Trustees may hold various other directorships unrelated to the J.P. Morgan Funds Complex. The J.P. Morgan Funds bore expenses related to administrative and staffing services provided to the former Chairman, in lieu of establishing an office of the former Chairman, in the amount of $6,000 per month.

Trustee aggregate compensation paid by the Fund and the J.P. Morgan Funds Complex for the calendar year ended December 31, 2010, is set forth below:

Name of Trustee	Ex-G4 Currency Strategies Fund(1)	Total Compensation Paid from the J.P. Morgan Funds Complex(2)(8)
Independent Trustees
John F. Finn	None	$250,000	(5)
Dr. Matthew Goldstein	None	287,500
Robert J. Higgins	None	287,500	(6)
Peter C. Marshall	None	325,000
Mary E. Martinez(3)	None	None
Marilyn McCoy	None	300,000
Mitchell M. Merin(3)	None	None
William G. Morton, Jr.	None	250,000

Part I - 9

Name of Trustee	Ex-G4 Currency Strategies Fund(1)	Total Compensation Paid from the J.P. Morgan Funds Complex(2)(8)
Robert A. Oden, Jr.	None	$250,000	(7)
Marian U. Pardo(4)	None	None
Frederick W. Ruebeck	None	475,000
James J. Schonbachler	None	250,000

Interested Trustee Not Affiliated With The Adviser
Frankie D. Hughes	None	250,000

(1)	The Fund had not commenced operation as of November 29, 2011, the date of this prospectus. Therefore, the Trustees did not own any shares of the Fund as of November 29, 2011.
(2)	A Fund Complex means two or more registered investment companies that (i) hold themselves out to investors as related companies for purposes of investment and investor services or (ii) have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees currently serves includes eleven registered investment companies (170 Funds) including JPMMFG which liquidated November 29, 2012 and is in the process of winding up its affairs.
(3)	Ms. Martinez and Mr. Merin became members of the Board of Trustees effective January 1, 2013.
(4)	Ms. Pardo will become a member of the Board of Trustees effective February 1, 2013.
(5)	Includes $250,000 of Deferred Compensation.
(6)	Includes $287,500 of Deferred Compensation.
(7)	Includes $75,000 of Deferred Compensation.
(8)	William J. Armstrong, Fergus Reid III, and Leonard M. Spalding, Jr. retired as Trustees of the Trusts effective December 31, 2012. For the period specified in the table above, the former trustees were paid the following total compensation from the J.P. Morgan Funds Complex.

Name of Former Trustee	Total Compensation Paid from Fund Complex	Amount of Deferred Compensation Included in Total
William J. Armstrong	$300,000	None
Fergus Reid, III	$475,000	None
Leonard M. Spalding, Jr.	$300,000	None

For a more complete discussion, see the “Trustee Compensation” section in Part II of this SAI.

INVESTMENT ADVISER

Investment Advisory Fees

Since the Fund has not commenced operations as of the date of this SAI, the Fund has not paid any investment advisory fees. For more information about the investment adviser, see the “Investment Advisers and Sub-Advisers” section in Part II of this SAI.

PORTFOLIO MANAGERS

Portfolio Manager’s Other Accounts Managed

The following table shows information regarding all of the other accounts managed by the portfolio manager as of June 30, 2011:

	Non-Performance Based Fee Advisory Accounts
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets ($thousands)	Number of Accounts	Total Assets ($thousands)	Number of Accounts	Total Assets ($thousands)
Ex-G4 Currency Strategies Fund
Jon B. Jonsson	2	$1,985	24	$4,424	13	$3,728

The following table shows information on the other accounts managed by the portfolio manager that have advisory fees wholly or partly based on performance as of June 30, 2011:

Part I - 10

	Performance Based Fee Advisory Accounts
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets ($thousands)	Number of Accounts	Total Assets ($thousands)	Number of Accounts	Total Assets ($thousands)
Ex-G4 Currency Strategies Fund
Jon B. Jonsson	0	$0	0	$0	0	$0

Portfolio Manager — Ownership of Securities

Since the Fund has not commenced operations as of the date of this SAI, the portfolio managers do not own any shares of the Fund. For a more complete discussion of the portfolio manager’s compensation, see the “Portfolio Manager Compensation” section in Part II of this SAI.

ADMINISTRATOR

Administrator Fees

Since the Fund has not commenced operations as of the date of this SAI, the Fund has not paid any administrator fees. For more information about the Administrator, see the “Administrator” section in Part II of this SAI.

DISTRIBUTOR

Compensation Paid to JPMDS

Since the Fund has not commenced operations as of the date of this SAI, the Fund has not paid any compensation to JPMDS. For more information about the Distributor, see the “Distributor” section in Part II of this SAI.

Distribution Fees

Since the Fund has not commenced operations as of the date of this SAI, the Fund has not paid any distribution fees. For a more complete discussion of the Distribution Plan, see the “Distribution Plan” section in Part II of this SAI.

SHAREHOLDER SERVICING

Shareholder Services Fees

Under the Shareholder Servicing Agreement, the Fund has agreed to pay JPMDS, for providing shareholder services and other related services, a fee at the following annual rates (expressed as a percentage of the average daily net assets of Fund shares owned by or for shareholders):

Select Class, Class A, and Class C	0.25%

Part I - 11

Since the Fund has not commenced operations as of the date of this SAI, the Fund has not paid any shareholder servicing agent fees. For more information concerning shareholder servicing, see the “Shareholder Servicing” section in Part II of this SAI.

BROKERAGE AND RESEARCH SERVICES

Brokerage Commissions

Since the Fund has not commenced operations as of the date of this SAI, the Fund has not paid any brokerage commissions. For more information concerning brokerage commissions, see the “Portfolio Transactions” section in Part II of this SAI.

Broker Research

Since the Fund has not commenced operations as of the date of this SAI, the Fund has not paid any brokerage commissions and therefore no brokerage commissions have been used to pay for broker research.

Securities of Regular Broker-Dealers

Since the Fund has not commenced operations as of the date of this SAI, the Fund owns no securities of regular broker-dealers (or parents).

FINANCIAL INTERMEDIARIES

Other Cash Compensation Payments

Since the Fund has not commenced operations as of the date of this SAI, the Fund’s Adviser and JPMDS have not made any other cash compensation arrangements with respect to the Fund. For a more complete discussion, see the “Additional Compensation to Financial Intermediaries” section in Part II of this SAI.

Finders’ Fee Commissions

Financial Intermediaries who sell $1 million or more of Class A Shares in the aggregate of the J.P. Morgan Equity Funds, the J.P. Morgan Specialty Funds, the J.P. Morgan International Funds, the J.P. Morgan Investor Funds, the JPMorgan SmartRetirement Funds, and the J.P. Morgan Income Funds (collectively, “Qualifying Funds”) may receive finders’ fees.

With Respect to the Fund, such fees are paid in accordance with the following schedule:

Amount of Purchases	Finders’ Fees
$1,000,000 – $3,999,999*	0.75%
$4,000,000 – $49,999,999	0.50%
$50,000,000 or more	0.25%

*	If the total sale of Class A Shares of Qualifying Funds is $1,000,000 or more but the amount of the sale applicable to the Fund is less than $1,000,000, the Financial Intermediary will receive a Finder’s Fee equal to 0.75% of the sale of the Class A Shares of the Fund. The Finder’s Fee Schedule for other Qualifying Funds can be found in the Statement of Additional Information for such Qualifying Funds.

Part I - 12

The Distributor may also pay Financial Intermediaries a commission of up to 0.75% of gross sales on sales of Class A Shares to certain defined contribution plans. If such a plan redeems all of the shares that it owns on behalf of participants within 12 months of the purchase date, then the Financial Intermediaries that have received these commissions will be required to reimburse the Distributor up to 0.75% of the lower of the cost of the shares being redeemed or their NAV at the time of redemption. JPMDS reserves the right to alter or change the finder’s fee policy on these Plans at any time at its own discretion. If a plan redeems all of the shares for which a finder’s fee has been paid within 12 months of the purchase date, JPMDS will reclaim the finder’s fee paid to the Financial Intermediary rather than charge a contingent deferred sales charge to the plan.

Finders’ Fees Paid Distributor

For the fiscal period ended June 30, 2011, JPMDS paid approximately $9,485,624 in finders’ fees for all J.P. Morgan Funds. For a more complete discussion, see the “Additional Compensation to Financial Intermediaries” section in Part II of this SAI.

TAX MATTERS

Capital Loss Carryforwards

Since the Fund has not commenced operations as of the date of this SAI, the Fund has not had any capital loss carryforwards. For more information on tax matters, see the “Distributions and Tax Matters” section in Part II of this SAI.

PORTFOLIO HOLDINGS DISCLOSURE

A list of the entities that receive the Fund’s portfolio holdings information, the frequency with which it is provided to them and the length of the lag between the date of the information and the date it is disclosed is provided below:

Vickers Stock Research Corp.	Monthly	30 days after month end
MorningStar Inc.	Monthly	30 days after month end
Lipper, Inc.	Monthly	30 days after month end
Thomson Financial	Monthly	30 days after month end
Bloomberg LP	Monthly	30 days after month end
The McGraw Hill Companies—Standard & Poor’s	Monthly	30 days after month end
JPMorgan Chase & Co.	Monthly	30 days after month end

For a more complete discussion, see the “Portfolio Holdings Disclosure” section in Part II of this SAI.

SHARE OWNERSHIP

Trustees and Officers

Since the Fund has not commenced operations as of the date of this SAI, the officers and Trustees do not own any shares of the Fund.

Principal Holders

Part I - 13

Since the Fund has not commenced operations as of the date of this SAI, no persons are owners of record of, or are known by JPMT I to own beneficially, 5% or more of the outstanding shares of the Fund.

FINANCIAL STATEMENTS

Since the Fund has not commenced operations as of the date of this SAI, there are no financial statements for the Fund. When they become available, financial statements will be available without charge upon request by calling J.P. Morgan Funds Services at 1-800-480-4111.

Part I - 14

J.P. Morgan Funds

STATEMENT OF ADDITIONAL INFORMATION

PART I

February 29, 2012, as supplemented January 23, 2013

JPMORGAN TRUST I (“JPMT I”)

JPMorgan Income Builder Fund

Class A/JNBAX; Class C/JNBCX; Select Class/JNBSX

(the “Income Builder Fund” or the “Fund”)

This Statement of Additional Information (“SAI”) is not a prospectus, but contains additional information which should be read in conjunction with the prospectus for the Fund dated February 29, 2012, as supplemented from time to time (the “Prospectus”). Additionally, this SAI incorporates by reference the audited financial statements dated October 31, 2011, included in the annual Shareholder Report relating to the Fund (the “Financial Statements”). The Prospectus and the Financial Statements, including the Independent Registered Public Accounting Firm’s reports are available without charge upon request by contacting JPMorgan Distribution Services, Inc. (“JPMDS” or the “Distributor”), the Fund’s distributor, at 1111 Polaris Parkway, Columbus, Ohio 43240.

This SAI is divided into two Parts – Part I and Part II. Part I of this SAI contains information that is particular to the Fund. Part II of this SAI contains information that generally applies to the Fund and other J.P. Morgan Funds.

For more information about the Fund or the Financial Statements, simply write or call:

J.P. Morgan Funds Services

P.O. Box 8528

Boston, MA 02266-8528

1-800-480-4111

SAI-IB-113

Part I - 1

PART I

PLEASE SEE PART II OF THIS SAI FOR ITS TABLE OF CONTENTS

GENERAL

The Trust and the Fund

The Fund is a series of JPMorgan Trust I (“JPMT I”), an open-end, management investment company formed as a statutory trust under the laws of the State of Delaware on November 12, 2004, pursuant to a Declaration of Trust dated November 5, 2004, as subsequently amended. In addition to the Fund, the Trust consists of other series representing separate investment funds (each, a “J.P. Morgan Fund”).

Share Classes

Shares of the Fund are generally offered in multiple classes. The Board of Trustees of JPMT I has authorized the issuance and sale of the following share classes of the Fund: Class A, Class C and Select Class Shares, (collectively, the “Shares”).

Miscellaneous

This SAI describes the financial history, investment strategies and policies, management and operation of the Fund in order to enable investors to determine whether the Fund best suits their needs.

This SAI provides additional information with respect to the Fund and should be read in conjunction with the Fund’s current Prospectus. Capitalized terms not otherwise defined herein have the meanings accorded to them in the Prospectus. The Fund’s executive offices are located at 270 Park Avenue, New York, NY 10017.

This SAI is divided into two Parts – Part I and Part II. Part I of this SAI contains information that is particular to the Fund. Part II of this SAI contains information that generally applies to the Fund and other series representing separate investment funds or portfolios of JPMT I, JPMorgan Trust II (“JPMT II”), J.P. Morgan Mutual Fund Group (“JPMMFG”), J.P. Morgan Mutual Fund Investment Trust (“JPMMFIT”) and J.P. Morgan Fleming Mutual Fund Group, Inc. (“JPMFMFG”), (each a “J.P. Morgan Fund,” and together with the Fund, the “J.P. Morgan Funds”). Throughout this SAI, JPMT I, JPMT II, JPMMFG, JPMMFIT and JPMFMFG are each referred to as a “Trust” and collectively, as the “Trusts.” Each Trust’s Board of Trustees, or Board of Directors in the case of JPMFMFG, is referred to herein as the “Board of Trustees,” and each trustee or director is referred to as a “Trustee.”

The Fund is advised by J.P. Morgan Investment Management Inc. (“JPMIM”). Certain other of the J.P. Morgan Funds are advised by Security Capital Research & Management Incorporated (“SCR&M”), and/or sub-advised by J.P. Morgan Private Investment Inc. (“JPMPI”), JF International Management Inc. (“JFIMI”) or Highbridge Capital Management, LLC (“HCM”). JPMIM, SCR&M, JPMPI, JFIMI and HCM are also referred to herein as the “Advisers” and, individually, as the “Adviser.” JPMPI, JFIMI and HCM are also referred to herein as the “Sub-Advisers” and, individually, as the “Sub-Adviser.”

Investments in the Fund are not deposits or obligations of, nor guaranteed or endorsed by, JPMorgan Chase Bank, N.A. (“JPMorgan Chase Bank”), an affiliate of the Adviser, or any other bank. Shares of the Fund are not federally insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other governmental agency. An investment in the Fund is subject to risk that may cause the value of the investment to fluctuate, and when the investment is redeemed, the value may be higher or lower than the amount originally invested by the investor.

Part I - 1

INVESTMENT POLICIES

The following investment policies have been adopted by JPMT I with respect to the Fund. The investment policies listed below under the heading “Fundamental Investment Policies” are “fundamental” policies which, under the Investment Company Act of 1940, as amended (the “1940 Act”), may not be changed without the vote of a majority of the outstanding voting securities of the Fund, as such term is defined in the “Additional Information” section in Part II of this SAI. All other investment policies of the Fund (including its investment objective) are non-fundamental, unless otherwise designated in the Prospectus or herein, and may be changed by the Trustees of the Fund without shareholder approval.

The percentage limitations contained in the policies below apply at the time of purchase of the securities. If a percentage or rating restriction on investment or use of assets set forth in a fundamental investment policy, a non-fundamental investment policy or in a Prospectus is adhered to at the time of investment, later changes in percentage resulting from any cause other than actions by the Fund will not be considered a violation. If the value of the Fund’s holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Board of Trustees will consider what actions, if any, are appropriate to maintain adequate liquidity.

For purposes of fundamental investment policies regarding industry concentration, the Adviser may classify issuers by industry in accordance with classifications set forth in the Directory of Companies Filing Annual Reports with the U.S. Securities and Exchange Commission (“SEC”) or other sources. In the absence of such classification or if the Adviser determines in good faith based on its own information that the economic characteristics affecting a particular issuer make it more appropriate to be considered engaged in a different industry, the Adviser may classify an issuer accordingly. Accordingly, the composition of an industry or group of industries may change from time to time.

Fundamental Investment Policies

The Fund:

(1)	May not purchase the securities of any issuer if such purchase would not be consistent with the maintenance of the Fund’s status as a diversified company under the 1940 Act, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time;

(2)	May not purchase the securities of any issuer if as a result more than 25% of the Fund’s total assets would be invested in securities of one or more issuers whose principal business activities are in the same industry, except as permitted by the SEC. This restriction does not apply to investments in securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or repurchase agreements secured thereby, and futures and options transactions issued or guaranteed by the U.S. government or any of its agencies or instrumentalities;

(3)	May not issue senior securities (as defined in the 1940 Act) except with respect to any permissible borrowings;

(4)	May not borrow money, except to the extent permitted under the 1940 Act or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time or as permitted by order or interpretation of the SEC;

Part I - 2

(5)	May not underwrite securities of other issuers, except to the extent that the Fund may be deemed an underwriter under certain securities laws in the disposition of “restricted securities”;

(6)	May not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the Fund from investing in securities issued by companies in an industry or group of industries in the real estate sector;

(7)	May not purchase physical commodities or contracts relating to physical commodities, except as permitted under the 1940 Act, or operate as a commodity pool, in each case as interpreted or modified by the regulatory authority having jurisdiction, from time to time; and

(8)	May make loans to other persons, in accordance with the Fund’s investment objective and policies and to the extent permitted by applicable law.

Non-Fundamental Investment Policies. The investment policies described below are non-fundamental policies of the Fund and may be changed by the Trustees of the Fund without shareholder approval:

The Fund:

(1)	May not acquire any illiquid securities, such as repurchase agreements with more than seven days to maturity or fixed time deposits with a duration of over seven calendar days, if as a result thereof, more than 15% of the market value of the Fund’s net assets would be in investments which are illiquid; and

(2)	May not acquire securities of other investment companies, except as permitted by the 1940 Act or any order pursuant thereto.

INVESTMENT PRACTICES

The Fund invests in a variety of securities and employs a number of investment techniques. What follows is a list of some of the securities and techniques which may be utilized by the Fund. For a more complete discussion, see the “Investment Strategies and Policies” section in Part II of this SAI.

Instrument	Part II Section Reference
Adjustable Rate Mortgage Loans (“ARMs”): Loans in a mortgage pool which provide for a fixed initial mortgage interest rate for a specified period of time, after which the rate may be subject to periodic adjustments.	Mortgage-Related Securities
Asset-Backed Securities: Securities secured by company receivables, home equity loans, truck and auto loans, leases, credit card receivables and other securities backed by other types of receivables or other assets.	Asset-Backed Securities
Auction Rate Securities: Auction rate municipal securities and auction rate preferred securities issued by closed-end investment companies.	Auction Rate Securities
Bank Obligations: Bankers’ acceptances, certificates of deposit and time deposits. Bankers' acceptances are bills of exchange or time drafts drawn on and accepted by a commercial bank. Maturities are generally six months or less. Certificates of deposit and time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds.	Bank Obligations

Part I - 3

Instrument	Part II Section Reference
Borrowings*: The Fund may borrow for temporary purposes and/or for investment purposes. Such a practice will result in leveraging of the Fund’s assets and may cause the Fund to liquidate portfolio positions when it would not be advantageous to do so. The Fund must maintain continuous asset coverage of 300% of the amount borrowed, with the exception for borrowings not in excess of 5% of the Fund’s total assets made for temporary administrative purposes.	Miscellaneous Investment Strategies and Risks
Brady Bonds: Securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings.	Foreign Investments (including Foreign Currencies)
Call and Put Options: A call option gives the buyer the right to buy, and obligates the seller of the option to sell, a security at a specified price at a future date. A put option gives the buyer the right to sell, and obligates the seller of the option to buy, a security at a specified price at a future date. The Fund will sell only covered call and secured put options.	Options and Futures Transactions
Commercial Paper: Secured and unsecured short-term promissory notes issued by corporations and other entities. Maturities generally vary from a few days to nine months.	Commercial Paper
Common Stock: Shares of ownership of a company.	Equity Securities, Warrants and Rights
Common Stock Warrants and Rights: Securities, typically issued with preferred stock or bonds, that give the holder the right to buy a proportionate amount of common stock at a specified price.	Equity Securities, Warrants and Rights
Convertible Securities: Bonds or preferred stock that can convert to common stock.	Convertible Securities
Corporate Debt Securities: May include bonds and other debt securities of domestic and foreign issuers, including obligations of industrial, utility, banking and other corporate issuers.	Debt Instruments
Credit Default Swaps (“CDSs”): A swap agreement between two parties pursuant to which one party pays the other a fixed periodic coupon for the specified life of the agreement. The other party makes no payment unless a credit event, relating to a predetermined reference asset, occurs. If such an event occurs, the party will then make a payment to the first party, and the swap will terminate.	Swaps and Related Swap Products
Custodial Receipts: The Fund may acquire securities in the form of custodial receipts that evidence ownership of future interest payments, principal payments or both on certain U.S. Treasury notes or bonds in connection with programs sponsored by banks and brokerage firms. These are not considered to be U.S. government securities. These notes and bonds are held in custody by a bank on behalf of the owners of the receipts.	Custodial Receipts
Demand Features: Securities that are subject to puts and standby commitments to purchase the securities at a fixed price (usually with accrued interest) within a fixed period of time following demand by the Fund.	Demand Features
Emerging Market Securities: Securities issued by issuers or governments in countries with emerging economies or securities markets which may be undergoing significant evolution and rapid development.	Foreign Investments (including Foreign Currencies)

Part I - 4

Instrument	Part II Section Reference
Exchange Traded Funds (“ETFs”): Ownership interest in unit investment trusts, depositary receipts, and other pooled investment vehicles that hold a portfolio of securities or stocks designed to track the price performance and dividend yield of a particular broad-based, sector or international index. ETFs include a wide range of investments such as iShares, Standard & Poor’s Depositary Receipts (“SPDRs”) and NASDAQ 100s.	Investment Company Securities and Exchange Traded Funds
Foreign Currency Transactions: Strategies used to hedge against interest and currency risks, for other risk management purposes or to increase income or gain to the Fund. These strategies may consist of use of any of the following: options on currencies, currency futures, options on such futures, forward foreign currency transactions, (including non-deliverable forwards (“NDFs”)), forward rate agreements and interest rate, and currency swaps, caps and floors. The Fund may engage in such transactions in both U.S. and non-U.S. markets.	Foreign Investments (including Foreign Currencies)
Foreign Investments: Equity and debt securities (e.g., bonds and commercial paper) of foreign entities and obligations of foreign branches of U.S. banks and foreign banks. Foreign securities may also include American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), European Depositary Receipts (“EDRs”) and American Depositary Securities.	Foreign Investments (including Foreign Currencies)
High Yield/High Risk Securities/Junk Bonds: Securities that are generally rated below investment grade by the primary rating agencies or are unrated but deemed by the Fund’s adviser to be of comparable quality.	Debt Instruments
Inflation-Linked Debt Securities: Includes fixed and floating rate debt securities of varying maturities issued by the U.S. government as well as securities issued by other entities such as corporations, foreign governments and foreign issuers.	Debt Instruments
Initial Public Offerings (“IPOs”): A transaction in which a previously private company makes its first sale of stock to the public.	Equity Securities, Warrants and Rights
Interfund Lending: Involves lending money and borrowing money for temporary purposes through a credit facility.	Miscellaneous Investment Strategies and Risks
Inverse Floating Rate Instruments: Leveraged variable debt instruments with interest rates that reset in the opposite direction from the market rate of interest to which the inverse floater is indexed.	Inverse Floaters and Interest Rate Caps
Investment Company Securities: Shares of other investment companies, including funds for which the adviser and/or its affiliates serve as investment adviser or administrator. The adviser will waive certain fees when investing in funds for which it serves as investment adviser, to the extent required by law.	Investment Company Securities and Exchange Traded Funds
Loan Assignments and Participations: Assignments of, or participations in, all or a portion of loans to corporations or to governments, including governments of less developed countries.	Loans
Master Limited Partnership: A limited partnership that is publicly traded on a securities exchange.	Master Limited Partnerships
Mortgages (Directly Held): Debt instruments secured by real property.	Mortgage-Related Securities
Mortgage-Backed Securities: Debt obligations secured by real estate loans and pools of loans such as collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities (“CMBSs”) and other asset-backed structures.	Mortgage-Related Securities

Part I - 5

Instrument	Part II Section Reference
Mortgage Dollar Rolls: A transaction in which the Fund sells securities for delivery in a current month and simultaneously contracts with the same party to repurchase similar but not identical securities on a specified future date.	Mortgage-Related Securities
Municipal Securities: Securities issued by a state or political subdivision to obtain funds for various public purposes. Municipal securities include, among others, private activity bonds and industrial development bonds, as well as general obligation notes, tax anticipation notes, bond anticipation notes, revenue anticipation notes, other short-term tax-exempt obligations, municipal leases, obligations of municipal housing authorities and single family revenue bonds.	Municipal Securities
New Financial Products: New options and futures contracts and other financial products continue to be developed and the Fund may invest in such options, contracts and products.	Miscellaneous Investment Strategies and Risks
Obligations of Supranational Agencies: Obligations which are chartered to promote economic development and are supported by various governments and governmental agencies.	Foreign Investments (including Foreign Currencies)
Options and Futures Transactions: The Fund may purchase and sell (a) exchange traded and over the counter put and call options on securities, indexes of securities and futures contracts on securities and indexes of securities, interest rate futures contracts and interest rate swaps and (b) futures contracts on securities and indexes of securities.	Options and Futures Transactions
Preferred Stock: A class of stock that generally pays a dividend at a specified rate and has preference over common stock in the payment of dividends and in liquidation.	Equity Securities, Warrants and Rights
Private Placements, Restricted Securities and Other Unregistered Securities: Securities not registered under the Securities Act of 1933, such as privately placed commercial paper and Rule 144A securities.	Miscellaneous Investment Strategies and Risks
Real Estate Investment Trusts (“REITs”): Pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interest.	Real Estate Investment Trusts
Repurchase Agreements: The purchase of a security and the simultaneous commitment to return the security to the seller at an agreed upon price on an agreed upon date. This is treated as a loan.	Repurchase Agreements
Reverse Repurchase Agreements: The sale of a security and the simultaneous commitment to buy the security back at an agreed upon price on an agreed upon date. This is treated as a borrowing by the Fund.	Reverse Repurchase Agreements
Securities Issued in Connection with Reorganizations and Corporate Restructurings: In connection with reorganizing or restructuring of an issuer, an issuer may issue common stock or other securities to holders of its debt securities.	Miscellaneous Investment Strategies and Risks
Securities Lending: The lending of up to 33 1/3% of the Fund’s total assets. In return, the Fund will receive cash, other securities, and/or letters of credit as collateral.	Securities Lending
Short Selling: The Fund sells a security it does not own in anticipation of a decline in the market value of the security. To complete the transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is obligated to replace the security borrowed by purchasing it subsequently at the market price at the time of replacement.	Short Selling

Part I - 6

Instrument	Part II Section Reference
Short-Term Funding Agreements: Agreements issued by banks and highly rated U.S. insurance companies such as Guaranteed Investment Contracts (“GICs”) and Bank Investment Contracts (“BICs”).	Short-Term Funding Agreements
Sovereign Obligations: Investments in debt obligations issued or guaranteed by a foreign sovereign government or its agencies, authorities or political subdivisions.	Foreign Investments (including Foreign Currencies)
Stripped Mortgage-Backed Securities: Derivative multi-class mortgage securities which are usually structured with two classes of shares that receive different proportions of the interest and principal from a pool of mortgage assets. These include Interest-Only (“IO”) and Principal-Only (“PO”) securities issued outside a Real Estate Mortgage Investment Conduit (“REMIC”) or CMO structure.	Mortgage-Related Securities
Structured Investments: A security having a return tied to an underlying index or other security or asset class. Structured investments generally are individually negotiated agreements and may be traded over-the-counter. Structured investments are organized and operated to restructure the investment characteristics of the underlying index, currency, commodity or financial instrument.	Structured Investments
Swaps and Related Swap Products: Swaps involve an exchange of obligations by two parties. Caps and floors entitle a purchaser to a principal amount from the seller of the cap or floor to the extent that a specified index exceeds or falls below a predetermined interest rate or amount. The Fund may enter into these transactions to manage its exposure to changing interest rates and other factors.	Swaps and Related Swap Products
Synthetic Variable Rate Instruments: Instruments that generally involve the deposit of a long-term tax exempt bond in a custody or trust arrangement and the creation of a mechanism to adjust the long-term interest rate on the bond to a variable short-term rate and a right (subject to certain conditions) on the part of the purchaser to tender it periodically to a third party at par.	Swaps and Related Swap Products
Temporary Defensive Positions: To respond to unusual circumstances the Fund may invest in cash and cash equivalents for temporary defensive purposes.	Miscellaneous Investment Strategies and Risks
Treasury Receipts: The Fund may purchase interests in separately traded interest and principal component parts of U.S. Treasury obligations that are issued by banks or brokerage firms and that are created by depositing U.S. Treasury notes and U.S. Treasury bonds into a special account at a custodian bank. Receipts include Treasury Receipts (“TRs”), Treasury Investment Growth Receipts (“TIGRs”), and Certificates of Accrual on Treasury Securities (“CATS”).	Treasury Receipts
U.S. Government Agency Securities: Securities issued by agencies and instrumentalities of the U.S. government. These include all types of securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“Freddie Mac”), including funding notes, subordinated benchmark notes, CMOs and REMICs.	Mortgage-Related Securities

Part I - 7

Instrument	Part II Section Reference
U.S. Government Obligations: May include direct obligations of the U.S. Treasury, including Treasury bills, notes and bonds, all of which are backed as to principal and interest payments by the full faith and credit of the United States, and separately traded principal and interest component parts of such obligations that are transferable through the Federal book-entry system known as Separate Trading of Registered Interest and Principal of Securities (“STRIPS”) and Coupons Under Book-Entry Safekeeping (“CUBES”).	U.S. Government Obligations
Variable and Floating Rate Instruments: Obligations with interest rates which are reset daily, weekly, quarterly or some other frequency and which may be payable to the Fund on demand or at the expiration of a specified term.	Debt Instruments
When-Issued Securities, Delayed Delivery Securities and Forward Commitments: Purchase or contract to purchase securities at a fixed price for delivery at a future date.	When-Issued Securities, Delayed Delivery Securities and Forward Commitments
Zero-Coupon, Pay-in-Kind and Deferred Payment Securities: Zero-coupon securities are securities that are sold at a discount to par value and on which interest payments are not made during the life of the security. Pay-in-kind securities are securities that have interest payable by delivery of additional securities. Deferred payment securities are zero-coupon debt securities which convert on a specified date to interest bearing debt securities.	Debt Instruments

*	The Fund does not have a current intention to utilize borrowings for investment purposes.

DIVERSIFICATION

JPMT I is a registered management investment company and the Fund is a diversified series of JPMT I. For a more complete discussion, see the “Diversification” section in Part II of this SAI.

PORTFOLIO TURNOVER

A portfolio turnover rate is, in summary, the percentage computed by dividing the lesser of the Fund’s purchases or sales of securities (excluding short-term securities) by the average market value of the Fund. The Adviser intends to manage the Fund’s assets by buying and selling securities to help attain its investment objective. A rate of 100% indicates that the equivalent of all of the Fund’s assets have been sold and reinvested in a year. High portfolio turnover may affect the amount, timing and character of distributions, and, as a result, may increase the amount of taxes payable by shareholders. Higher portfolio turnover also results in higher transaction costs. To the extent that net short-term capital gains are realized by the Fund, any distributions resulting from such gains are considered ordinary income for federal income tax purposes. For a more complete discussion, see the “Distributions and Tax Matters” section in Part II of this SAI.

The table below sets forth the Fund’s portfolio turnover rate for the two most recently completed fiscal years:

	Fiscal Year Ended
Fund	10/31/10	10/31/11
Income Builder Fund	49%	38%

Part I - 8

TRUSTEES

Standing Committees

There are four standing committees of the Board of Trustees: the Audit and Valuation Committee, the Compliance Committee, the Governance Committee and the Investments Committee.

During the fiscal year ended October 31, 2011, the Audit and Valuation Committee met four times, the Compliance Committee met four times, the Governance Committee met four times, and each Investments Sub-Committee met five times. For a more complete discussion, see the “Trustees” section in Part II of this SAI.

Ownership of Securities

The following table shows the dollar range of each Trustee’s beneficial ownership as of December 31, 2011, in the Fund and each Trustee’s aggregate dollar range of ownership in any J.P. Morgan Fund that the Trustee oversees in the Family of Investment Companies.

Name of Trustee	Ownership of the Income Builder Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by the Trustee in the Family of Investment Companies(1),(2)
Independent Trustees
John F. Finn	None	Over $100,000
Dr. Matthew Goldstein	$10,001–$50,000	Over $100,000
Robert J. Higgins	None	Over $100,000
Peter C. Marshall	None	Over $100,000
Mary E. Martinez(3)	None	None
Marilyn McCoy	None	Over $100,000
Mitchell M. Merin(3)	None	None
William G. Morton, Jr.	None	Over $100,000
Dr. Robert A. Oden, Jr.	None	Over $100,000
Marian U. Pardo(4)	None	None
Frederick W. Ruebeck	None	Over $100,000
James J. Schonbachler	None	Over $100,000

Interested Trustee Not Affiliated With The Adviser
Frankie D. Hughes	None	Over $100,000

(1)	A Family of Investment Companies means any two or more registered investment companies that share the same investment adviser or principal underwriter and hold themselves out to investors as related companies for purposes of investment and investor services. The Family of Investment Companies for which the Board of Trustees currently serves includes eleven registered investment companies (170 Funds) including JPMMFG which liquidated November 29, 2012 and is in the process of winding up its affairs.
(2)	For Ms. McCoy and Messrs. Finn, Higgins, Marshall, Oden, and Ruebeck, these amounts include deferred compensation balances, as of December 31, 2011, through participation in the J.P. Morgan Funds’ Deferred Compensation Plan for Eligible Trustees. For a more complete discussion, see the “Trustee Compensation” section in Part II of this SAI.
(3)	Ms. Martinez and Mr. Merin became members of the Board of Trustees effective January 1, 2013.
(4)	Ms. Pardo will become a member of the Board of Trustees effective February 1, 2013.

As of December 31, 2011, none of the independent Trustees or their immediate family members owned securities of the Adviser or JPMDS or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Adviser or JPMDS.

Part I - 9

Trustee Compensation

Prior to January 1, 2013, the Funds of the J.P. Morgan Funds Complex overseen by the Trustees paid each Trustee an annual fee of $275,000 and reimbursed each Trustee for expenses incurred in connection with service as a Trustee. Beginning January 1, 2013, the Funds of the J.P. Morgan Funds Complex overseen by the Trustees will pay each Trustee an annual fee of $315,000 and reimburse each Trustee for expenses incurred in connection with service as a Trustee. In addition, the Funds pay the Chairman $225,000, the Vice Chairman $75,000 and from December 1, 2011 through February 29, 2012, the assistant to the Audit and Valuation Committee Chairman $6,250. The Chairman and Vice Chairman receive no additional compensation for service as committee or sub-committee chairmen. Committee chairs and sub-committee chairs who are not already receiving an additional fee are each paid $50,000. The Trustees may hold various other directorships unrelated to the J.P. Morgan Funds Complex. The J.P. Morgan Funds bore expenses related to administrative and staffing services provided to the former Chairman, in lieu of establishing an office of the former Chairman, in the amount of $6,000 per month.

Trustee aggregate compensation paid by the Fund and the J.P. Morgan Funds Complex for the calendar year ended December 31, 2011, is set forth below:

Name of Trustee	Income Builder Fund	Total Compensation Paid from the Fund Complex(1)(9)
Independent Trustees
John F. Finn	$965	$275,000	(4)
Dr. Matthew Goldstein	1,116	325,000
Robert J. Higgins	1,116	325,000	(5)
Peter C. Marshall	1,228	350,000
Mary E. Martinez(2)	None	None
Marilyn McCoy	1,116	325,000
Mitchell M. Merin(2)	None	None
William G. Morton, Jr.	965	275,000
Dr. Robert A. Oden, Jr.	965	275,000	(6)
Marian U. Pardo(3)	None	None
Frederick W. Ruebeck	1,116	325,000	(7)
James J. Schonbachler	975	277,083	(8)

Interested Trustee Not Affiliated With The Adviser
Frankie D. Hughes	965	275,000

(1)	A Fund Complex means two or more registered investment companies that (i) hold themselves out to investors as related companies for purposes of investment and investor services or (ii) have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees currently serves includes eleven registered investment companies (170 Funds) including JPMMFG which liquidated November 29, 2012 and is in the process of winding up its affairs.
(2)	Ms. Martinez and Mr. Merin became members of the Board of Trustees effective January 1, 2013.
(3)	Ms. Pardo will become a member of the Board of Trustees effective February 1, 2013.
(4)	Includes $275,000 of Deferred Compensation.
(5)	Includes $325,000 of Deferred Compensation.
(6)	Includes $82,500 of Deferred Compensation.
(7)	Includes $130,000 of Deferred Compensation.
(8)	Includes $2,083 of compensation related to Mr. Schonbachler’s duties as assistant to the Audit and Valuation Committee Chairman.
(9)	William J. Armstrong, Fergus Reid III, and Leonard M. Spalding, Jr. retired as Trustees of the Trusts effective December 31, 2012. For the period specified in the table above, the former trustees were paid the following total compensation from the J.P. Morgan Funds Complex.

Name of Former Trustee	Total Compensation Paid from Fund Complex	Amount of Deferred Compensation Included in Total
William J. Armstrong	$325,000	None
Fergus Reid, III	$500,000	Includes $100,000 of Deferred Compensation
Leonard M. Spalding, Jr.	$325,000	Includes $325,000 of Deferred Compensation

For a more complete discussion, see the “Trustee Compensation” section in Part II of this SAI.

Part I - 10

INVESTMENT ADVISER

Investment Advisory Fees

For the fiscal years indicated, the Fund paid the following investment advisory fees to JPMIM, and JPMIM waived investment advisory fees as follows (waived amounts are in parentheses) (amounts in thousands).

	Fiscal Year Ended
	10/31/09		10/31/10		10/31/11
	Paid	Waived	Paid	Waived	Paid	Waived
Income Builder Fund	$—	($73)	$331	($458)	$5,368	($1,234)

For more information about the investment adviser, see the “Investment Advisers and Sub-Advisers” section in Part II of this SAI.

PORTFOLIO MANAGERS

Portfolio Managers’ Other Accounts Managed

The following table shows information regarding all of the other accounts managed by each portfolio manager as of October 31, 2011:

	Non-Performance Based Fee Advisory Accounts
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets ($thousands)	Number of Accounts	Total Assets ($thousands)	Number of Accounts	Total Assets ($thousands)
Income Builder Fund
Neill Nuttall	2	$74,595	8	$2,407,516	0	$0
Jeffrey A. Geller	12	5,250,407	0	0	0	0
U. Patrik Jakobson	12	7,752,925	2	937,834	10	3,337,257
Anne Lester	13	5,948,786	21	6,182,313	13	790,180
Michael Schoenhaut	12	5,921,695	3	696,037	0	0

The following table shows information on the other accounts managed by each portfolio manager that have advisory fees wholly or partly based on performance as of October 31, 2011:

	Performance Based Fee Advisory Accounts
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets ($thousands)	Number of Accounts	Total Assets ($thousands)	Number of Accounts	Total Assets ($thousands)
Income Builder Fund
Neill Nuttall	0	$0	4	$1,914,601	0	$0
Jeffrey A. Geller	0	0	0	0	1	196,952
U. Patrik Jakobson	0	0	0	0	3	1,780,086

Part I - 11

	Performance Based Fee Advisory Accounts
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets ($thousands)	Number of Accounts	Total Assets ($thousands)	Number of Accounts	Total Assets ($thousands)
Anne Lester	0	0	0	0	0	0
Michael Schoenhaut	0	0	0	0	0	0

Portfolio Managers — Ownership of Securities

The following table indicates the dollar range of securities of the Fund beneficially owned by each portfolio manager as of October 31, 2011.

Aggregate Dollar Range of Securities in the Fund
Fund	None	$1-$10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Income Builder Fund
Neill Nuttall	X
Jeffrey A. Geller	X
U. Patrik Jakobson	X
Anne Lester					X
Michael Schoenhaut			X

For a more complete discussion of the portfolio managers’ compensation, see the “Portfolio Manager Compensation” section in Part II of this SAI.

ADMINISTRATOR

Administrator Fees

The table below sets forth the administration and administrative services fees paid by the Fund to JPMorgan Funds Management, Inc. (the amounts waived are in parentheses) as of the fiscal years indicated (amounts in thousands).

	Fiscal Year Ended
	10/31/09		10/31/10		10/31/11
	Paid	Waived	Paid	Waived	Paid	Waived
Income Builder Fund	$—	($17)	$—	($162)	$323	($977)

For more information about the Administrator, see the “Administrator” section in Part II of this SAI.

Part I - 12

DISTRIBUTOR

Compensation Paid to JPMDS

The following table describes the compensation paid by the Fund to the principal underwriter, JPMDS, for the fiscal year ended October 31, 2011 (amounts have been rounded up to the whole number).

Fund	Total Underwriting Discounts and Commissions	Compensation on Redemptions and Repurchases	Brokerage Commissions	Other Compensation*
Income Builder Fund	$673,140	$133,197	$127	$5,637,368

*	Fees paid by the Fund pursuant to Rule 12b-1 are provided in “Distribution Fees” section below.

The aggregate amount of underwriting commissions retained by JPMDS from the Fund for the fiscal years ended October 31, 2009, 2010 and 2011 was $0, $247,081, and $673,140, respectively. For more information about the Distributor, see the “Distributor” section in Part II of this SAI.

Distribution Fees

The table below sets forth the Rule 12b-1 fees that the Fund paid to JPMDS (waived amounts are in parentheses) with respect to the fiscal years indicated (amounts in thousands).

	Fiscal Year Ended
	10/31/09			10/31/10		10/31/11
Income Builder Fund	Paid		Waived	Paid	Waived	Paid	Waived
Class A Shares	$—	^	$—	$194	$—	$1,325	$—
Class C Shares	1		—	417	—	4,312	—

^	Amount rounds to less than one thousand.

For a more complete discussion of the Distribution Plan, see the “Distribution Plan” section in Part II of this SAI.

SHAREHOLDER SERVICING

Shareholder Services Fees

Under the Shareholder Servicing Agreement, the Fund has agreed to pay JPMDS, for providing shareholder services and other related services, a fee at the following annual rates (expressed as a percentage of the average daily net assets of Fund shares owned by or for shareholders):

Select Class, Class A, and Class C	0.25%

Part I - 13

The table below sets forth the fees paid to JPMDS (the amounts waived are in parentheses) for the fiscal years indicated (amounts in thousands).

	Fiscal Year Ended
	10/31/09				10/31/10		10/31/11
Income Builder Fund	Paid		Waived		Paid	Waived	Paid	Waived
Class A Shares	$—	^	$—	^	$—	(194)	$—	$(1,325)
Class C Shares	—	^	—	^	—	(139)	—	(1,437)
Select Class Shares	—		(40)		40	(65)	360	(545)

^	Amount rounds to less than one thousand.

For more information concerning shareholder servicing, see the “Shareholder Servicing” section in Part II of this SAI.

BROKERAGE AND RESEARCH SERVICES

Brokerage Commissions

The Fund paid the following brokerage commissions to JPMDS for the fiscal years indicated (amounts in thousands):

	Fiscal Year Ended
Income Builder Fund	10/31/09	10/31/10		10/31/11
Total Brokerage Commissions	$8	$176		$1,023
Brokerage Commissions to Affiliated Broker-Dealers	—	—	^	1

^	Amount rounds to less than one thousand.

For more information concerning brokerage, see the “Portfolio Transactions” section in Part II of this SAI.

Broker Research

For the fiscal year ended October 31, 2011, JPMIM allocated brokerage commissions of approximately $0.00 to brokers who provided broker research including third party broker research to the Fund.

Securities of Regular Broker-Dealers

As of October 31, 2011, the Fund owned securities of its regular broker-dealers (or parents) as shown below (amounts in thousands):

Fund	Name of Broker-Dealer	Value of Securities Owned
Income Builder Fund	Banc of America Securities LLC	$14,460
	Bank of America Corporation	10,514
	Barclays Bank Plc	1,290
	Citigroup Global Markets Inc.	20,223
	Credit Suisse First Boston LLC	9,243

Part I - 14

Fund	Name of Broker-Dealer	Value of Securities Owned
	Deutsche Bank AG	7,219
	HSBC Securities Inc.	4,660
	Lehman Brothers Inc.	3,537

FINANCIAL INTERMEDIARIES

Other Cash Compensation Payments

During the fiscal year ended October 31, 2011, JPMIM and SCR&M paid approximately $139,386,258 and $248,363, respectively for all of the J.P. Morgan Funds pursuant to their other cash compensation arrangements. For a more complete discussion, see the “Additional Compensation to Financial Intermediaries” section in Part II of this SAI.

Finders’ Fee Commissions

Financial Intermediaries who sell $1 million or more of Class A Shares in the aggregate of the J.P. Morgan Equity Funds, the J.P. Morgan Specialty Funds, the J.P. Morgan International Funds, the J.P. Morgan Investor Funds, the JPMorgan SmartRetirement Funds, and the J.P. Morgan Income Funds (collectively “Qualifying Funds”) may receive finders’ fees.

With respect to the Fund, such fees are paid in accordance with the following schedule:

Amount of Purchases	Finders’ Fees
$1,000,000 – $3,999,999*	1.00%
$4,000,000 – $9,999,999	0.75%
$10,000,000 – $49,999,999	0.50%
$50,000,000 or more	0.25%

*	If the total sale of Class A Shares of Qualifying Funds is $1,000,000 or more but the amount of the sale applicable to the Fund is less than $1,000,000, the Financial Intermediary will receive a Finder’s Fee equal to 1.00% of the sale of the Class A Shares of the Fund. The Finder’s Fee Schedule for other Qualifying Funds can be found in the Statement of Additional Information for such Qualifying Funds.

The Distributor may also pay Financial Intermediaries a commission of up to 1.00% of gross sales on sales of Class A Shares to certain defined contribution plans. If such a plan redeems all of the shares that it owns on behalf of participants within 12 months of the purchase date, then the Financial Intermediaries that have received these commissions will be required to reimburse the Distributor up to 1.00% of the lower of the cost of the shares being redeemed or their net asset value (“NAV”) at the time of redemption. JPMDS reserves the right to alter or change the finder’s fee policy on these Plans at any time at its own discretion. If a plan redeems all of the shares for which a finder’s fee has been paid within 12 months of the purchase date, JPMDS will reclaim the finder’s fee paid to the Financial Intermediary rather than charge a contingent deferred sales charge to the plan.

Finders’ Fees Paid By Distributor

For the fiscal year ended October 31, 2011, JPMDS paid approximately $9,998,543 in finders’ fees for all J.P. Morgan Funds.

For a more complete discussion, see the “Additional Compensation to Financial Intermediaries” section in Part II of this SAI.

Part I - 15

TAX MATTERS

Capital Loss Carryforwards

For Federal income tax purposes, the Fund had capital loss carryforwards for the fiscal year ended October 31, 2011 in the amounts indicated below (amounts in thousands):

		Capital Loss Carryforwards	Expiration Date
Income Builder Fund		$1,118	10/31/2016
		1,370	10/31/2017
		23,323	10/31/2019
	Remaining	25,811

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Fund after October 31, 2011, may get carried forward indefinitely, and retain their character as short-term and/or long-term losses. Prior to the Act, pre-enactment net capital losses incurred by the Fund were carried forward for eight years and treated as short-term losses. The Act required that post-enactment net capital losses be used before pre-enactment net capital losses.

To the extent that these capital losses are used to offset future capital gain, it is probably that gains so offset will not be distributed to shareholders. For more information on tax matters, see the “Distributions and Tax Matters” section in Part II of this SAI.

PORTFOLIO HOLDINGS DISCLOSURE

A list of the entities that receive the Fund’s portfolio holdings information, the frequency with which it is provided to them and the length of the lag between the date of the information and the date it is disclosed is provided below:

Vickers Stock Research Corp.	Monthly	30 days after month end
MorningStar Inc.	Monthly	30 days after month end
Lipper, Inc.	Monthly	30 days after month end
Thomson Financial	Monthly	30 days after month end
Bloomberg LP	Monthly	30 days after month end
The McGraw Hill Companies—Standard & Poor’s	Monthly	30 days after month end
JPMorgan Chase & Co.	Monthly	30 days after month end
Factset	Monthly	30 days after month end

For a more complete discussion, see the “Portfolio Holdings Disclosure” section in Part II of this SAI.

SHARE OWNERSHIP

Trustees and Officers

As of January 31, 2012, the officers and Trustees, as a group, owned less than 1% of the shares of any class of the Fund.

Part I - 16

Principal Holders

As of January 31, 2012, the persons who owned of record, or were known by the Trust to own beneficially, 5% or more of the outstanding shares of any class of the Fund included in this SAI are shown in Attachment I-A, Principal Shareholders.

FINANCIAL STATEMENTS

The Financial Statements of the Fund are incorporated by reference into this SAI. The Financial Statements for the fiscal year ended October 31, 2011 have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm to the Trust, as indicated in its reports with respect thereto, and are incorporated herein by reference in reliance upon the authority of said firm as experts in accounting and auditing in giving said reports. These Financial Statements are available without charge upon request by calling J.P. Morgan Funds Services at 1-800-480-4111.

Part I - 17

Attachement I-A

PRINCIPAL SHAREHOLDERS

Share Class	Name and Address of Shareholders	Percentage Held
CLASS A SHARES	AMERICAN ENTERPRISE INVESTMENT SVC PO BOX 9446 MINNEAPOLIS MN 55440-9446	6.27%

	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FBO CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	13.70%

	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103-2523	5.79%

	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	5.85%

	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA TWO FL 3 JERSEY CITY NJ 07311	7.61%

	PERSHING LLC P.O. BOX 2052 JERSEY CITY NJ 07303-2052	7.91%

	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	8.68%

Part I - 18

	UBS WM USA OMNI ACCOUNT M/F ATTN DEPARTMENT MANAGER 499 WASHINGTON BLVD FL 9 JERSEY CITY NJ 07310-2055	13.49%

CLASS C SHARES	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FBO CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	8.16%

	CITIGROUP GLOBAL MARKETS INC HOUSE ACCOUNT ATTN PETER BOOTH 7TH FL 333 W 34TH ST NEW YORK NY 10001-2402	12.18%

	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103-2523	12.32%

	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	18.74%

	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA TWO FL 3 JERSEY CITY NJ 07311	8.61%

	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	11.10%

	UBS WM USA OMNI ACCOUNT M/F ATTN DEPARTMENT MANAGER 499 WASHINGTON BLVD FL 9 JERSEY CITY NJ 07310-2055	7.50%

Part I - 19

SELECT CLASS SHARES	CITIGROUP GLOBAL MARKETS INC HOUSE ACCOUNT ATTN PETER BOOTH 7TH FL 333 W 34TH ST NEW YORK NY 10001-2402	12.38%

	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103-2523	16.61%

	LPL FINANCIAL 9785 TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968	15.59%

	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	27.09%

	PERSHING LLC P.O. BOX 2052 JERSEY CITY NJ 07303-2052	6.24%

*	The shareholder of record is a subsidiary or affiliate of JPMorgan Chase & Co. (a “JPMorgan Affiliate”). Typically, the shares are held for the benefit of underlying accounts for which the JPMorgan Affiliate may have voting or investment power. To the extent that JPMorgan Affiliates own 25% or more of a class of shares of a Fund, JPMorgan Chase & Co. may be deemed to be a “controlling person” of such shares under the 1940 Act.

Persons owning 25% or more of the outstanding shares of the Fund may be presumed to “control” (as that term is defined in the 1940 Act) the Fund. As a result, those persons may have the ability to control the outcome on any matter requiring the approval of shareholders of the Fund.

Part I - 20

J.P. Morgan Income Funds

STATEMENT OF ADDITIONAL INFORMATION

PART I

February 29, 2012, as supplemented January 23, 2013

JPMORGAN TRUST I (“JPMT I”)

JPMorgan International Currency Income Fund

Class A/JCIAX; Class C/JNCCX; Select Class/JCISX

(the “International Currency Income Fund” or the “Fund”)

This Statement of Additional Information (“SAI”) is not a prospectus, but contains additional information which should be read in conjunction with the prospectus for the Fund dated February 29, 2012, as supplemented from time to time (the “Prospectus”). Additionally, this SAI incorporates by reference the audited financial statements dated October 31, 2011, included in the annual Shareholder Report relating to the Fund (the “Financial Statements”). The Prospectus and the Financial Statements, including the Independent Registered Public Accounting Firm’s reports are available without charge upon request by contacting JPMorgan Distribution Services, Inc. (“JPMDS” or the “Distributor”), the Fund’s distributor, at 1111 Polaris Parkway, Columbus, Ohio 43240.

This SAI is divided into two Parts – Part I and Part II. Part I of this SAI contains information that is particular to the Fund. Part II of this SAI contains information that generally applies to the Fund and other J.P. Morgan Funds.

For more information about the Fund or the Financial Statements, simply write or call:

J.P. Morgan Funds Services

P.O. Box 8528

Boston, MA 02266-8528

1-800-480-4111

SAI-ICI-113

PART I

PLEASE SEE PART II OF THIS SAI FOR ITS TABLE OF CONTENTS

GENERAL

The Trust and the Fund

The Fund is a series of JPMorgan Trust I (“JPMT I”), an open-end, management investment company formed as a statutory trust under the laws of the State of Delaware on November 12, 2004, pursuant to a Declaration of Trust dated November 5, 2004, as subsequently amended. In addition to the Fund, the Trust consists of other series representing separate investment funds (each a “J.P. Morgan Fund”).

Share Classes

Shares of the Fund are generally offered in multiple classes. The Board of Trustees of JPMT I has authorized the issuance and sale of the following share classes of the Fund: Class A, Class C, and Select Class Shares, (collectively, the “Shares”).

Miscellaneous

This SAI describes the financial history, investment strategies and policies, management and operation of the Fund in order to enable investors to determine whether the Fund best suits their needs.

This SAI provides additional information with respect to the Fund and should be read in conjunction with the Fund’s current Prospectus. Capitalized terms not otherwise defined herein have the meanings accorded to them in the Prospectus. The Fund’s executive offices are located at 270 Park Avenue, New York, NY 10017.

This SAI is divided into two Parts – Part I and Part II. Part I of this SAI contains information that is particular to the Fund. Part II of this SAI contains information that generally applies to the Fund and other series representing separate investment funds or portfolios of JPMT I, JPMorgan Trust II (“JPMT II”), J.P. Morgan Mutual Fund Group (“JPMMFG”), J.P. Morgan Mutual Fund Investment Trust (“JPMMFIT”) and J.P. Morgan Fleming Mutual Fund Group, Inc. (“JPMFMFG”), (each a “J.P. Morgan Fund,” and together with the Fund, the “J.P. Morgan Funds”). Throughout this SAI, JPMT I, JPMT II, JPMMFG, JPMMFIT and JPMFMFG are each referred to as a “Trust” and collectively, as the “Trusts.” Each Trust’s Board of Trustees, or Board of Directors in the case of JPMFMFG, is referred to herein as the “Board of Trustees,” and each trustee or director is referred to as a “Trustee.”

The Fund is advised by J.P. Morgan Investment Management Inc. (“JPMIM”). Certain other of the J.P. Morgan Funds are advised by Security Capital Research & Management Incorporated (“SCR&M”), and/or sub-advised by J.P. Morgan Private Investment Inc. (“JPMPI”), JF International Management Inc. (“JFIMI”) or Highbridge Capital Management, LLC (“HCM”). JPMIM, SCR&M, JPMPI, JFIMI and HCM are also referred to herein as the “Advisers” and, individually, as the “Adviser.” JPMPI, JFIMI and HCM are also referred to herein as the “Sub-Advisers” and, individually, as the “Sub-Adviser.”

Investments in the Fund are not deposits or obligations of, nor guaranteed or endorsed by, JPMorgan Chase Bank, N.A. (“JPMorgan Chase Bank”), an affiliate of the Adviser, or any other bank. Shares of the Fund are not federally insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other governmental agency. An investment in the Fund is subject to risk that may cause the value of the investment to fluctuate, and when the investment is redeemed, the value may be higher or lower than the amount originally invested by the investor.

Part I - 1

INVESTMENT POLICIES

The following investment policies have been adopted by JPMT I with respect to the Fund. The investment policies listed below under the heading “Fundamental Investment Policies” are “fundamental” policies which, under the Investment Company Act of 1940, as amended (the “1940 Act”), may not be changed without the vote of a majority of the outstanding voting securities of the Fund, as such term is defined in the “Additional Information” section in Part II of this SAI. All other investment policies of the Fund (including its investment objective) are non-fundamental, unless otherwise designated in the Prospectus or herein, and may be changed by the Trustees of the Fund without shareholder approval.

The percentage limitations contained in the policies below apply at the time of purchase of the securities. If a percentage or rating restriction on investment or use of assets set forth in a fundamental investment policy, a non-fundamental investment policy or in a Prospectus is adhered to at the time of investment, later changes in percentage resulting from any cause other than actions by the Fund will not be considered a violation. If the value of the Fund’s holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Board of Trustees will consider what actions, if any, are appropriate to maintain adequate liquidity.

For purposes of fundamental investment policies regarding industry concentration, the Adviser may classify issuers by industry in accordance with classifications set forth in the Directory of Companies Filing Annual Reports with the U.S. Securities and Exchange Commission (“SEC”) or other sources. In the absence of such classification or if the Adviser determines in good faith based on its own information that the economic characteristics affecting a particular issuer make it more appropriate to be considered engaged in a different industry, the Adviser may classify an issuer accordingly. Accordingly, the composition of an industry or group of industries may change from time to time.

In addition, the Fund has an 80% investment policy which is described in its Prospectus. This policy may be changed by the Board of Trustees without shareholder approval. However, the Fund will provide shareholders with written notice at least 60 days prior to a change in its 80% investment policy.

Fundamental Investment Policies

The Fund:

(1)	May not purchase the securities of any issuer if, as a result more than 25% of the Fund's total assets would be invested in securities of one or more issuers whose principal business activities are in the same industry, except as permitted by the SEC. This restriction does not apply to investments in securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or repurchase agreements secured thereby, and futures and options transactions issued or guaranteed by the U.S. government or any of its agencies or instrumentalities;

(2)	May not issue senior securities (as defined in the 1940 Act) except with respect to any permissible borrowings;

(3)	May not borrow money, except to the extent permitted under the 1940 Act or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time or as permitted by order or interpretation of the SEC;

Part I - 2

(4)	May not underwrite securities of other issuers, except to the extent that the Fund may be deemed an underwriter under certain securities laws in the disposition of “restricted securities”;

(5)	May not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the Fund from investing in securities issued by companies in an industry or group of industries in the real estate sector. Real estate includes Real Estate Limited Partnerships;

(6)	May not purchase physical commodities or contracts relating to physical commodities, except as permitted under the 1940 Act, or operate as a commodity pool, in each case as interpreted or modified by the regulatory authority having jurisdiction, from time to time; and

(7)	May make loans to other persons, in accordance with the Fund’s investment objective and policies and to the extent permitted by applicable law.

Non-Fundamental Investment Policies. The investment policies described below are non-fundamental policies of the Fund and may be changed by the Trustees of the Fund without shareholder approval.

The Fund:

(1)	May not acquire any illiquid securities, such as repurchase agreements with more than seven days to maturity or fixed time deposits with a duration of over seven calendar days, if as a result thereof, more than 15% of the market value of the Fund’s net assets would be in investments which are illiquid;

(2)	May not acquire securities of other investment companies, except as permitted by the 1940 Act or any order pursuant thereto; and

(3)	May not acquire the securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

INVESTMENT PRACTICES

The Fund invests in a variety of securities and employs a number of investment techniques. What follows is a list of some of the securities and techniques which may be utilized by the Fund. For a more complete discussion, see the “Investment Strategies and Policies” section in Part II of this SAI.

Instrument	Part II Section Reference
Adjustable Rate Mortgage Loans (“ARMs”): Loans in a mortgage pool which provide for a fixed initial mortgage interest rate for a specified period of time, after which the rate may be subject to periodic adjustments.	Mortgage-Related Securities
Asset-Backed Securities: Securities secured by company receivables, home equity loans, truck and auto loans, leases, credit card receivables and other securities backed by other types of receivables or other assets.	Asset-Backed Securities
Auction Rate Securities: Auction rate municipal securities and auction rate preferred securities issued by closed-end investment companies.	Auction Rate Securities

Part I - 3

Instrument	Part II Section Reference
Bank Obligations: Bankers’ acceptances, certificates of deposit and time deposits. Bankers’ acceptances are bills of exchange or time drafts drawn on and accepted by a commercial bank. Maturities are generally six months or less. Certificates of deposit and time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds.	Bank Obligations
Borrowings: The Fund may borrow for temporary purposes and/or for investment purposes. Such a practice will result in leveraging of the Fund’s assets and may cause the Fund to liquidate portfolio positions when it would not be advantageous to do so. The Fund must maintain continuous asset coverage of 300% of the amount borrowed, with the exception for borrowings not in excess of 5% of the Fund’s total assets made for temporary administrative purposes.	Miscellaneous Investment Strategies and Risks
Brady Bonds: Securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings.	Foreign Investments (including Foreign Currencies)
Call and Put Options: A call option gives the buyer the right to buy, and obligates the seller of the option to sell, a security at a specified price at a future date. A put option gives the buyer the right to sell, and obligates the seller of the option to buy, a security at a specified price at a future date. The Fund will sell only covered call and secured put options.	Options and Futures Transactions
Commercial Paper: Secured and unsecured short-term promissory notes issued by corporations and other entities. Maturities generally vary from a few days to nine months.	Commercial Paper
Common Stock: Shares of ownership of a company.	Equity Securities, Warrants and Rights
Common Stock Warrants and Rights: Securities, typically issued with preferred stock or bonds, that give the holder the right to buy a proportionate amount of common stock at a specified price.	Equity Securities, Warrants and Rights
Convertible Securities: Bonds or preferred stock that can convert to common stock.	Convertible Securities
Corporate Debt Securities: May include bonds and other debt securities of domestic and foreign issuers, including obligations of industrial, utility, banking and other corporate issuers.	Debt Instruments
Credit Default Swaps (“CDSs”): A swap agreement between two parties pursuant to which one party pays the other a fixed periodic coupon for the specified life of the agreement. The other party makes no payment unless a credit event, relating to a predetermined reference asset, occurs. If such an event occurs, the party will then make a payment to the first party, and the swap will terminate.	Swaps and Related Swap Products
Custodial Receipts: The Fund may acquire securities in the form of custodial receipts that evidence ownership of future interest payments, principal payments or both on certain U.S. Treasury notes or bonds in connection with programs sponsored by banks and brokerage firms. These are not considered to be U.S. government securities. These notes and bonds are held in custody by a bank on behalf of the owners of the receipts.	Custodial Receipts

Part I - 4

Instrument	Part II Section Reference
Demand Features: Securities that are subject to puts and standby commitments to purchase the securities at a fixed price (usually with accrued interest) within a fixed period of time following demand by the Fund.	Demand Features
Emerging Market Securities: Securities issued by issuers or governments in countries with emerging economies or securities markets which may be undergoing significant evolution and rapid development.	Foreign Investments (including Foreign Currencies)
Exchange Traded Funds (“ETFs”): Ownership interest in unit investment trusts, depositary receipts, and other pooled investment vehicles that hold a portfolio of securities or stocks designed to track the price performance and dividend yield of a particular broad-based, sector or international index. ETFs include a wide range of investments such as iShares, Standard & Poor’s Depositary Receipts (“SPDRs”) and NASDAQ 100s.	Investment Company Securities and Exchange Traded Funds
Foreign Currency Transactions: Strategies used to hedge against currency risks, for other risk management purposes or to increase income or gain to the Fund. These strategies may consist of use of any of the following: options on currencies, currency futures, options on such futures, forward foreign currency transactions (including non-deliverable forwards (“NDFs”)), forward rate agreements and interest rate, and currency swaps, caps and floors. The Fund may engage in such transactions in both U.S. and non-U.S. markets.	Foreign Investments (including Foreign Currencies)
Foreign Investments: Equity and debt securities (e.g., bonds and commercial paper) of foreign entities and obligations of foreign branches of U.S. banks and foreign banks. Foreign securities may also include American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), European Depositary Receipts (“EDRs”) and American Depositary Securities.	Foreign Investments (including Foreign Currencies)
High Yield/High Risk Securities/Junk Bonds: Securities that are generally rated below investment grade by the primary rating agencies or are unrated but deemed by the Fund’s adviser to be of comparable quality.	Debt Instruments
Inflation-Linked Debt Securities: Includes fixed and floating rate debt securities of varying maturities issued by the U.S. government as well as securities issued by other entities such as corporations, foreign governments and foreign issuers.	Debt Instruments
Initial Public Offerings (“IPOs”): A transaction in which a previously private company makes its first sale of stock to the public.	Equity Securities, Warrants and Rights
Interfund Lending: Involves lending money and borrowing money for temporary purposes through a credit facility.	Miscellaneous Investment Strategies and Risks
Inverse Floating Rate Instruments: Leveraged variable debt instruments with interest rates that reset in the opposite direction from the market rate of interest to which the inverse floater is indexed.	Inverse Floaters and Interest Rate Caps
Investment Company Securities: Shares of other investment companies, including money market funds for which the adviser and/or its affiliates serve as investment adviser or administrator. The adviser will waive certain fees when investing in funds for which it serves as investment adviser, to the extent required by law.	Investment Company Securities and Exchange Traded Funds

Part I - 5

Instrument	Part II Section Reference
Loan Assignments and Participations: Assignments of, or participations in, all or a portion of loans to corporations or to governments, including governments of less developed countries.	Loans
Mortgages (Directly Held): Debt instruments secured by real property.	Mortgage-Related Securities
Mortgage-Backed Securities: Debt obligations secured by real estate loans and pools of loans such as collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities (“CMBSs”) and other asset-backed structures.	Mortgage-Related Securities
Mortgage Dollar Rolls: A transaction in which the Fund sells securities for delivery in a current month and simultaneously contracts with the same party to repurchase similar but not identical securities on a specified future date.	Mortgage-Related Securities
Municipal Securities: Securities issued by a state or political subdivision to obtain funds for various public purposes. Municipal securities include, among others, private activity bonds and industrial development bonds, as well as general obligation notes, tax anticipation notes, bond anticipation notes, revenue anticipation notes, other short-term tax-exempt obligations, municipal leases, obligations of municipal housing authorities and single family revenue bonds.	Municipal Securities
New Financial Products: New options and futures contracts and other financial products continue to be developed and the Fund may invest in such options, contracts and products.	Miscellaneous Investment Strategies and Risks
Obligations of Supranational Agencies: Obligations which are chartered to promote economic development and are supported by various governments and governmental agencies.	Foreign Investments (including Foreign Currencies)
Options and Futures Transactions: The Fund may purchase and sell (a) exchange traded and over the counter put and call options on securities, indexes of securities and futures contracts on securities and indexes of securities, interest rate futures contracts and interest rate swaps and (b) futures contracts on securities and indexes of securities.	Options and Futures Transactions
Preferred Stock: A class of stock that generally pays a dividend at a specified rate and has preference over common stock in the payment of dividends and in liquidation.	Equity Securities, Warrants and Rights
Private Placements, Restricted Securities and Other Unregistered Securities: Securities not registered under the Securities Act of 1933, such as privately placed commercial paper and Rule 144A securities.	Miscellaneous Investment Strategies and Risks
Real Estate Investment Trusts (“REITs”): Pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interest.	Real Estate Investment Trusts
Repurchase Agreements: The purchase of a security and the simultaneous commitment to return the security to the seller at an agreed upon price on an agreed upon date. This is treated as a loan.	Repurchase Agreements
Reverse Repurchase Agreements: The sale of a security and the simultaneous commitment to buy the security back at an agreed upon price on an agreed upon date. This is treated as a borrowing by the Fund.	Reverse Repurchase Agreements

Part I - 6

Instrument	Part II Section Reference
Securities Lending: The lending of up to 33 1/3% of the Fund’s total assets. In return, the Fund will receive cash, other securities, and/or letters of credit as collateral.	Securities Lending
Short Selling: The Fund sells a security it does not own in anticipation of a decline in the market value of the security. To complete the transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is obligated to replace the security borrowed by purchasing it subsequently at the market price at the time of replacement.	Short Selling
Short-Term Funding Agreements: Agreements issued by banks and highly rated U.S. insurance companies such as Guaranteed Investment Contracts (“GICs”) and Bank Investment Contracts (“BICs”).	Short-Term Funding Agreements
Sovereign Obligations: Investments in debt obligations issued or guaranteed by a foreign sovereign government or its agencies, authorities or political subdivisions.	Foreign Investments (including Foreign Currencies)
Stripped Mortgage-Backed Securities: Derivative multi-class mortgage securities which are usually structured with two classes of shares that receive different proportions of the interest and principal from a pool of mortgage assets. These include Interest-Only (“IO”) and Principal-Only (“PO”) securities issued outside a Real Estate Mortgage Investment Conduit (“REMIC”) or CMO structure.	Mortgage-Related Securities
Structured Investments: A security having a return tied to an underlying index or other security or asset class. Structured investments generally are individually negotiated agreements and may be traded over-the-counter. Structured investments are organized and operated to restructure the investment characteristics of the underlying index, currency, commodity or financial instrument.	Structured Investments
Swaps and Related Swap Products: Swaps involve an exchange of obligations by two parties. Caps and floors entitle a purchaser to a principal amount from the seller of the cap or floor to the extent that a specified index exceeds or falls below a predetermined interest rate or amount. The Fund may enter into these transactions to manage its exposure to changing interest rates and other factors.	Swaps and Related Swap Products
Synthetic Variable Rate Instruments: Instruments that generally involve the deposit of a long-term tax exempt bond in a custody or trust arrangement and the creation of a mechanism to adjust the long-term interest rate on the bond to a variable short-term rate and a right (subject to certain conditions) on the part of the purchaser to tender it periodically to a third party at par.	Swaps and Related Swap Products
Temporary Defensive Positions: To respond to unusual circumstances the Fund may invest in cash and cash equivalents for temporary defensive purposes.	Miscellaneous Investment Strategies and Risks

Part I - 7

Instrument	Part II Section Reference
Treasury Receipts: The Fund may purchase interests in separately traded interest and principal component parts of U.S. Treasury obligations that are issued by banks or brokerage firms and that are created by depositing U.S. Treasury notes and U.S. Treasury bonds into a special account at a custodian bank. Receipts include Treasury Receipts (“TRs”), Treasury Investment Growth Receipts (“TIGRs”), and Certificates of Accrual on Treasury Securities (“CATS”).	Treasury Receipts
U.S. Government Agency Securities: Securities issued by agencies and instrumentalities of the U.S. government. These include all types of securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“Freddie Mac”), including funding notes, subordinated benchmark notes, CMOs and REMICs.	Mortgage-Related Securities
U.S. Government Obligations: May include direct obligations of the U.S. Treasury, including Treasury bills, notes and bonds, all of which are backed as to principal and interest payments by the full faith and credit of the United States, and separately traded principal and interest component parts of such obligations that are transferable through the Federal book-entry system known as Separate Trading of Registered Interest and Principal of Securities (“STRIPS”) and Coupons Under Book-Entry Safekeeping (“CUBES”).	U.S. Government Obligations
Variable and Floating Rate Instruments: Obligations with interest rates which are reset daily, weekly, quarterly or some other frequency and which may be payable to the Fund on demand or at the expiration of a specified term.	Debt Instruments
When-Issued Securities, Delayed Delivery Securities and Forward Commitments: Purchase or contract to purchase securities at a fixed price for delivery at a future date.	When-Issued Securities, Delayed Delivery Securities and Forward Commitments
Zero-Coupon, Pay-in-Kind and Deferred Payment Securities: Zero-coupon securities are securities that are sold at a discount to par value and on which interest payments are not made during the life of the security. Pay-in-kind securities are securities that have interest payable by delivery of additional securities. Deferred payment securities are zero-coupon debt securities which convert on a specified date to interest bearing debt securities.	Debt Instruments

DIVERSIFICATION

JPMT I is a registered management investment company and the Fund is a non-diversified series of JPMT I. For a more complete discussion, see the “Diversification” section in Part II of this SAI.

Part I - 8

PORTFOLIO TURNOVER

A portfolio turnover rate is, in summary, the percentage computed by dividing the lesser of the Fund’s purchases or sales of securities (excluding short-term securities) by the average market value of the Fund. The Adviser intends to manage the Fund’s assets by buying and selling securities to help attain its investment objective. A rate of 100% indicates that the equivalent of all of the Fund’s assets have been sold and reinvested in a year. High portfolio turnover may affect the amount, timing and character of distributions, and, as a result, may increase the amount of taxes payable by shareholders. Higher portfolio turnover also results in higher transaction costs. To the extent that net short-term capital gains are realized by the Fund, any distributions resulting from such gains are considered ordinary income for federal income tax purposes. For a more complete discussion, see the “Distributions and Tax Matters” section in Part II of this SAI.

The table below sets forth the Fund’s portfolio turnover rate for the two most recently completed fiscal years.

	Fiscal Year Ended
	10/31/10	10/31/11
International Currency Income Fund	75%	28%

TRUSTEES

Standing Committees

There are four standing committees of the Board of Trustees: the Audit and Valuation Committee, the Compliance Committee, the Governance Committee and the Investments Committee.

During the fiscal year ended October 31, 2011, the Audit and Valuation Committee met four times, the Compliance Committee met four times, the Governance Committee met four times, and each Investments Sub-Committee met five times. For a more complete discussion, see the “Trustees” section in Part II of this SAI.

Ownership of Securities

The following table shows the dollar range of each Trustee’s beneficial ownership as of December 31, 2011, in the Fund and each Trustee’s aggregate dollar range of ownership in any J.P. Morgan Fund that the Trustee oversees in the Family of Investment Companies.

Name of Trustee	Ownership of the International Currency Income Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by the Trustee in the Family of Investment Companies(1)(2)
Independent Trustees
John F. Finn	None	Over $100,000
Dr. Matthew Goldstein	None	Over $100,000
Robert J. Higgins	None	Over $100,000
Peter C. Marshall	None	Over $100,000
Mary E. Martinez(3)	None	None
Marilyn McCoy	None	Over $100,000
Mitchell M. Merin(3)	None	None
William G. Morton, Jr.	None	Over $100,000

Part I - 9

Name of Trustee	Ownership of the International Currency Income Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by the Trustee in the Family of Investment Companies(1)(2)
Dr. Robert A. Oden, Jr.	None	Over $100,000
Marian U. Pardo(4)	None	None
Frederick W. Ruebeck	None	Over $100,000
James J. Schonbachler	None	Over $100,000

Interested Trustee Not Affiliated With The Adviser
Frankie D. Hughes	None	Over $100,000

(1)	A Family of Investment Companies means any two or more registered investment companies that share the same investment adviser or principal underwriter and hold themselves out to investors as related companies for purposes of investment and investor services. The Family of Investment Companies for which the Board of Trustees currently serves includes eleven registered investment companies (170 Funds) including JPMMFG which liquidated November 29, 2012 and is in the process of winding up its affairs.
(2)	For Ms. McCoy and Messrs. Finn, Higgins, Marshall, Oden, and Ruebeck, these amounts include deferred compensation balances, as of December 31, 2011, through participation in the J.P. Morgan Funds’ Deferred Compensation Plan for Eligible Trustees. For a more complete discussion, see the “Trustee Compensation” section in Part II of this SAI
(3)	Ms. Martinez and Mr. Merin became members of the Board of Trustees effective January 1, 2013.
(4)	Ms. Pardo will become a member of the Board of Trustees effective February 1, 2013.

As of December 31, 2011, none of the independent Trustees or their immediate family members owned securities of the Adviser or JPMDS or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Adviser or JPMDS.

Trustee Compensation

Prior to January 1, 2013, the Funds of the J.P. Morgan Funds Complex overseen by the Trustees paid each Trustee an annual fee of $275,000 and reimbursed each Trustee for expenses incurred in connection with service as a Trustee. Beginning January 1, 2013, the Funds of the J.P. Morgan Funds Complex overseen by the Trustees will pay each Trustee an annual fee of $315,000 and reimburse each Trustee for expenses incurred in connection with service as a Trustee. In addition, the Funds pay the Chairman $225,000, the Vice Chairman $75,000 and from December 1, 2011 through February 29, 2012, the assistant to the Audit and Valuation Committee Chairman $6,250. The Chairman and Vice Chairman receive no additional compensation for service as committee or sub-committee chairmen. Committee chairs and sub-committee chairs who are not already receiving an additional fee are each paid $50,000. The Trustees may hold various other directorships unrelated to the J.P. Morgan Funds Complex. The J.P. Morgan Funds bore expenses related to administrative and staffing services provided to the former Chairman, in lieu of establishing an office of the former Chairman, in the amount of $6,000 per month.

Trustee aggregate compensation paid by the Fund and the J.P. Morgan Funds Complex for the calendar year ended December 31, 2011, is set forth below:

Name of Trustee	International Currency Income Fund	Total Compensation Paid from the J.P. Morgan Funds Complex(1)(9)
Independent Trustees
John F. Finn	$1,005	$275,000	(4)
Dr. Matthew Goldstein	1,159	325,000
Robert J. Higgins	1,159	325,000	(5)
Peter C. Marshall	1,279	350,000
Mary E. Martinez(2)	None	None
Marilyn McCoy	1,159	325,000
Mitchell M. Merin(2)	None	None
William G. Morton, Jr.	1,005	275,000
Dr. Robert A. Oden, Jr.	1,005	275,000	(6)

Part I - 10

Name of Trustee	International Currency Income Fund	Total Compensation Paid from the J.P. Morgan Funds Complex(1)(9)
Marian U. Pardo(3)	None	None
Frederick W. Ruebeck	1,159	325,000	(7)
James J. Schonbachler	1,015	277,083	(8)

Interested Trustee Not Affiliated With The Adviser
Frankie D. Hughes	1,005	275,000

(1)	A Fund Complex means two or more registered investment companies that (i) hold themselves out to investors as related companies for purposes of investment and investor services or (ii) have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees currently serves includes eleven registered investment companies (170 Funds) including JPMMFG which liquidated November 29, 2012 and is in the process of winding up its affairs.
(2)	Ms. Martinez and Mr. Merin will become members of the Board of Trustees effective January 1, 2013.
(3)	Ms. Pardo became a member of the Board of Trustees effective February 1, 2013.
(4)	Includes $275,000 of Deferred Compensation.
(5)	Includes $325,000 of Deferred Compensation.
(6)	Includes $82,500 of Deferred Compensation.
(7)	Includes $130,000 of Deferred Compensation.
(8)	Includes $2,083 of compensation related to Mr. Schonbachler’s duties as assistant to the Audit and Valuation Committee Chairman.
(9)	William J. Armstrong, Fergus Reid III, and Leonard M. Spalding, Jr. retired as Trustees of the Trusts effective December 31, 2012. For the period specified in the table above, the former trustees were paid the following total compensation from the J.P. Morgan Funds Complex.

Name of Former Trustee	Total Compensation Paid from Fund Complex	Amount of Deferred Compensation Included in Total
William J. Armstrong	$325,000	None
Fergus Reid, III	$500,000	Includes $100,000 of Deferred Compensation
Leonard M. Spalding, Jr.	$325,000	Includes $325,000 of Deferred Compensation

For a more complete discussion, see the “Trustee Compensation” section in Part II of this SAI.

INVESTMENT ADVISER

Investment Advisory Fees

For the fiscal years indicated, the Fund paid the following investment advisory fees to JPMIM, and JPMIM waived investment advisory fees as follows (waived amounts are in parentheses), (amounts in thousands).

	Fiscal Year Ended
	10/31/09		10/31/10		10/31/11
Fund	Paid	Waived	Paid	Waived	Paid	Waived
International Currency Income Fund	$—	($29)	$2,189	($1,448)	$5,721	($2,651)

For more information about the investment adviser, see the “Investment Advisers and Sub-Advisers” section in Part II of this SAI.

Part I - 11

PORTFOLIO MANAGERS

Portfolio Manager’s Other Accounts Managed

The following table shows information regarding all of the other accounts managed by the portfolio manager as of October 31, 2011:

	Non-Performance Based Fee Advisory Accounts
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets ($thousands)	Number of Accounts	Total Assets ($thousands)	Number of Accounts	Total Assets ($thousands)
International Currency Income Fund
Jon B. Jonsson	1	$486,261	23	$4,028,105	12	$3,834,578

The following table shows information on the other accounts managed by the portfolio manager that have advisory fees wholly or partly based on performance as of October 31, 2011:

	Performance Based Fee Advisory Accounts
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets ($thousands)	Number of Accounts	Total Assets ($thousands)	Number of Accounts	Total Assets ($thousands)
International Currency Income Fund
Jon B. Jonsson	0	$0	0	$0	0	$0

Portfolio Manager — Ownership of Securities

The following table indicates the dollar range of securities of the Fund beneficially owned by the portfolio manager as of October 31, 2011.

Aggregate Dollar Range of Securities in the Fund
Fund		None	$1-$10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
International Currency Income Fund	Jon B. Jonsson	X

For a more complete discussion of the portfolio manager’s compensation, see the “Portfolio Manager Compensation” section in Part II of this SAI.

Part I - 12

ADMINISTRATOR

Administrator Fees

The table below sets forth the administration and administrative services fees paid by the Fund to JPMorgan Funds Management, Inc. (the amounts waived are in parentheses) as of the fiscal years indicated (amounts in thousands).

	Fiscal Year Ended
	10/31/09		10/31/10		10/31/11
Fund	Paid	Waived	Paid	Waived	Paid	Waived
International Currency Income Fund	$—	($6)	$611	($1)	$1,351	$—

For more information about the Administrator, see the “Administrator” section in Part II of this SAI.

DISTRIBUTOR

Compensation Paid to JPMDS

The following table describes the compensation paid by the Fund to the principal underwriter, JPMDS, for the fiscal year ended October 31, 2011 (amounts have been rounded up to the whole number).

Fund	Total Underwriting Discounts and Commissions	Compensation on Redemptions and Repurchases	Brokerage Commissions	Other Compensation*
International Currency Income Fund	$296	$556	$10	$26,371

*	Fees paid by the Fund pursuant to Rule 12b-1 are provided in “Distribution Fees” section below.

The aggregate amount of underwriting commissions retained by JPMDS from the Fund for the fiscal years ended October 31, 2009, 2010 and 2011 was $0, $437 and $296, respectively. For more information about the Distributor, see the “Distributor” section in Part II of this SAI.

Distribution Fees

The table below sets forth the Rule 12b-1 fees that the Fund paid to JPMDS (waived amounts are in parentheses) with respect to the fiscal years indicated (amounts in thousands).

	Fiscal Year Ended
	10/31/09			10/31/10		10/31/11
Fund	Paid		Waived	Paid	Waived	Paid	Waived
International Currency Income Fund
Class A Shares	$—	^	$—	$7	$—	$18	$—
Class C Shares	2		—	3	—	8	—

^	Amount rounds to less than one thousand.

Part I - 13

For a more complete discussion of the Distribution Plan, see the “Distribution Plan” section in Part II of this SAI.

SHAREHOLDER SERVICING

Shareholder Services Fees

Under the Shareholder Servicing Agreement, the Fund has agreed to pay JPMDS, for providing shareholder services and other related services, a fee at the following annual rates (expressed as a percentage of the average daily net assets of Fund shares owned by or for shareholders):

Select Class, Class A, and Class C	0.25%

The table below sets forth the fees paid to JPMDS (the amounts waived are in parentheses) for the fiscal years indicated (amounts in thousands).

	Fiscal Year Ended
Fund	10/31/09				10/31/10		10/31/11
	Paid		Waived		Paid	Waived	Paid	Waived
International Currency Income Fund
Class A Shares	$—	^	$—	^	$—	($7)	$—	($18)
Class C Shares	—	^	—	^	1	— ^	3	—
Select Class Shares	2		(10)		329	(1,316)	756	(3,028)

^	Amount rounds to less than one thousand.

For more information concerning shareholder servicing, see the “Shareholder Servicing” section in Part II of this SAI.

BROKERAGE AND RESEARCH SERVICES

Brokerage Commissions

The Fund paid the following brokerage commissions to JPMDS for the fiscal years indicated (amounts in thousands).

Fiscal Year Ended
Fund	10/31/09		10/31/10		10/31/11
International Currency Income Fund
Total Brokerage Commissions	$—	^	$—	^	$—
Brokerage Commissions to Affiliated Broker-Dealers	—		—		—

^	Amount rounds to less than one thousand.

For more information concerning brokerage, see the “Portfolio Transactions” section in Part II of this SAI.

Part I - 14

Broker Research

For the fiscal year ended October 31, 2011, JPMIM allocated brokerage commissions of approximately $0.00 to brokers who provided broker research including third party broker research to the Fund.

Securities of Regular Broker-Dealers

As of October 31, 2011, the Fund owned securities of its regular broker-dealers (or parents) as shown below (amounts in thousands):

Fund	Name of Broker-Dealer	Value of Securities Owned
International Currency Income Fund	Bank of America Corporation	$41
	Citigroup Global Markets Inc.	14
	Goldman Sachs and Company	34
	Royal Bank of Scotland Group	5,634

FINANCIAL INTERMEDIARIES

Other Cash Compensation Payments

During the year ended October 31, 2011, JPMIM and SCR&M paid approximately $139,386,258 and $248,363, respectively for all of the J.P. Morgan Funds pursuant to their other cash compensation arrangements. For a more complete discussion, see the “Additional Compensation to Financial Intermediaries” section in Part II of this SAI.

Finders’ Fee Commissions

Financial Intermediaries who sell $1 million or more of Class A Shares in the aggregate of the J.P. Morgan Equity Funds, the J.P. Morgan Specialty Funds, the J.P. Morgan International Funds, the J.P. Morgan Investor Funds, the JPMorgan SmartRetirement Funds, and the J.P. Morgan Income Funds (collectively, “Qualifying Funds”) may receive finders’ fees.

With respect to the Fund, such fees are paid in accordance with the following schedule:

Amount of Purchases	Finders’ Fees
$1,000,000 – $3,999,999*	0.75%
$4,000,000 – $49,999,999	0.50%
$50,000,000 or more	0.25%

*	If the total sale of Class A Shares of Qualifying Funds is $1,000,000 or more but the amount of the sale applicable to the Fund is less than $1,000,000, the Financial Intermediary will receive a Finder’s Fee equal to 0.75% of the sale of the Class A Shares of the Fund. The Finder’s Fee Schedule for other Qualifying Funds can be found in the Statement of Additional Information for such Qualifying Funds.

The Distributor may also pay Financial Intermediaries a commission of up to 0.75% of gross sales on sales of Class A Shares to certain defined contribution plans. If such a plan redeems all of the shares that it owns on behalf of participants within 12 months of the purchase date, then the Financial Intermediaries that have received these commissions will be required to reimburse the Distributor up to 0.75% of the lower of the cost of the shares being redeemed or their net asset value (“NAV”) at the time

Part I - 15

of redemption. JPMDS reserves the right to alter or change the finder’s fee policy on these Plans at any time at its own discretion. If a plan redeems all of the shares for which a finder’s fee has been paid within 12 months of the purchase date, JPMDS will reclaim the finder’s fee paid to the Financial Intermediary rather than charge a contingent deferred sales charge to the plan.

Finders’ Fees Paid By Distributor

For the fiscal year ended October 31, 2011, JPMDS paid approximately $9,998,543 in finders’ fees for all J.P. Morgan Funds.

For a more complete discussion, see the “Additional Compensation to Financial Intermediaries” section in Part II of this SAI.

TAX MATTERS

Capital Loss Carryforwards

For Federal income tax purposes, the Fund did not have any capital loss carryforwards for the fiscal year ended October 31, 2011. For more information on tax matters, see the “Distributions and Tax Matters” section in Part II of this SAI.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Fund after October 31, 2011, may get carried forward indefinitely, and retain their character as short-term and/or long-term losses. Prior to the Act, pre-enactment net capital losses incurred by the Fund were carried forward for eight years and treated as short-term losses. The Act required that post-enactment net capital losses be used before pre-enactment net capital losses.

PORTFOLIO HOLDINGS DISCLOSURE

A list of the entities that receive the Fund’s portfolio holdings information, the frequency with which it is provided to them and the length of the lag between the date of the information and the date it is disclosed is provided below:

Factset	Monthly	30 days after month end
Vickers Stock Research Corp.	Monthly	30 days after month end
MorningStar Inc.	Monthly	30 days after month end
Lipper, Inc.	Monthly	30 days after month end
Thomson Financial	Monthly	30 days after month end
Bloomberg LP	Monthly	30 days after month end
The McGraw Hill Companies – Standard & Poor’s	Monthly	30 days after month end
JPMorgan Chase & Co.	Monthly	30 days after month end

For a more complete discussion, see the “Portfolio Holdings Disclosure” section in Part II of this SAI.

Part I - 16

SHARE OWNERSHIP

Trustees and Officers

As of January 31, 2012, the officers and Trustees, as a group, owned less than 1% of the shares of any class of the Fund.

Principal Holders

As of January 31, 2012, the persons who owned of record, or were known by the Trust to own beneficially, 5% or more of the outstanding shares of any class of the Fund included in this SAI are shown in Attachment I-A, Principal Shareholders.

FINANCIAL STATEMENTS

The Financial Statements of the Fund are incorporated by reference into this SAI. The Financial Statements for the fiscal year ended October 31, 2011 have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm to the Trust, as indicated in their reports with respect thereto, and are incorporated herein by reference in reliance upon the authority of said firm as experts in accounting and auditing in giving said reports. These Financial Statements are available without charge upon request by calling J.P. Morgan Funds Services at 1-800-480-4111.

Part I - 17

Attachement I-A

PRINCIPAL SHAREHOLDERS

Share Class	Name and Address of Shareholders	Percentage Held
CLASS A SHARES	AMERICAN ENTERPRISE INVESTMENT SVC PO BOX 9446 MINNEAPOLIS MN 55440-9446	10.45%

	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	7.10%

	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FBO CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	52.14%

	LPL FINANCIAL 9785 TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968	14.33%

	PERSHING LLC P.O. BOX 2052 JERSEY CITY NJ 07303-2052	5.36%

CLASS C SHARES	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FBO CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	73.19%

	PERSHING LLC P.O. BOX 2052 JERSEY CITY NJ 07303-2052	10.63%

Part I - 18

SELECT CLASS SHARES	JPMORGAN CHASE BANK N.A.* FBO CLIENTS ATTN PB MF OPS 3OPS3 DE3-3740 500 STANTON CHRISTIANA RD NEWARK DE 19713-2105	86.19%

*	The shareholder of record is a subsidiary or affiliate of JPMorgan Chase & Co. (a “JPMorgan Affiliate”). Typically, the shares are held for the benefit of underlying accounts for which the JPMorgan Affiliate may have voting or investment power. To the extent that JPMorgan Affiliates own 25% or more of a class of shares of a Fund, JPMorgan Chase & Co. may be deemed to be a “controlling person” of such shares under the 1940 Act.

Persons owning 25% or more of the outstanding shares of the Fund may be presumed to “control” (as that term is defined in the 1940 Act) the Fund. As a result, those persons may have the ability to control the outcome on any matter requiring the approval of shareholders of the Fund.

Part I - 19

J.P. Morgan Tax Aware Funds

STATEMENT OF ADDITIONAL INFORMATION

PART I

February 29, 2012, as supplemented January 23, 2013

JPMORGAN TRUST I (“JPMT I”)

JPMorgan Tax Aware Equity Fund (“Tax Aware Equity Fund”)

(formerly the JPMorgan Tax Aware Disciplined Equity Fund)

Class A/JPEAX; Class C/JPECX; Select Class/JPESX; Institutional Class/JPDEX

JPMorgan Tax Aware Real Return Fund (“Tax Aware Real Return Fund”)

Class A/TXRAX; Class C/TXRCX; Select Class/TXRSX; Institutional Class/TXRIX

(each a “Fund,” and collectively, the “Funds”)

This Statement of Additional Information (“SAI”) is not a prospectus but contains additional information which should be read in conjunction with the prospectuses for the Funds dated February 29, 2012, as supplemented from time to time (the “Prospectuses”). Additionally, this SAI incorporates by reference the audited financial statements dated October 31, 2011, included in the annual Shareholder Report relating to the Funds (collectively, “Financial Statements”). The Prospectuses and the Financial Statements, including the Independent Registered Public Accounting Firm’s Report, are available, without charge, upon request by contacting JPMorgan Distribution Services, Inc. (“JPMDS” or the “Distributor”), the Funds’ distributor, at 1111 Polaris Parkway, Columbus, OH 43240.

This SAI is divided into two Parts, Part I and Part II. Part I of this SAI contains information that is particular to each Fund. Part II of this SAI contains information that generally applies to the Funds and other J.P. Morgan Funds.

For more information about the Funds or the Financial Statements, simply write or call:

J.P. Morgan Fund Services

P.O. Box 8528

Boston, MA 02266-8528

1-800-480-4111

SAI-TA-113

PLEASE SEE PART II OF THIS SAI FOR ITS TABLE OF CONTENTS

GENERAL

The Trust and the Funds

The Funds are series of JPMorgan Trust I (“JPMT I” or the “Trust”), an open-end, management investment company formed as a statutory trust under the laws of the State of Delaware on November 12, 2004, pursuant to a Declaration of Trust dated November 5, 2004, as subsequently amended. Each Fund (except for the Tax Aware Real Return Fund) is a successor mutual fund to J.P. Morgan Funds that were series of J.P. Morgan Mutual Fund Series (“Predecessor Funds”) prior to February 18, 2005. Each of the Predecessor Funds operated as a series of another legal entity prior to reorganizing and redomiciling as series of J.P. Morgan Mutual Fund Series (“JPMMFS”) on February 18, 2005.

The Predecessor Funds were formerly series of J.P. Morgan Series Trust (“JPMST”). Prior to February 19, 2005, the Tax Aware Equity Fund and Tax Aware U.S. Equity Fund were series of JPMST, an open-end management investment company which was organized as a business trust under the laws of the Commonwealth of Massachusetts on August 15, 1996.

On January 20, 2005, shareholders of each of the Predecessor Funds approved an Agreement and Plan of Reorganization and Redomiciliation (“Shell Reorganization Agreements”) between JPMST, on behalf of the Predecessor Funds, and JPMMFS, on behalf of its series. Pursuant to the Shell Reorganization Agreements, the Predecessor Funds were reorganized into the corresponding series of JPMMFS effective after the close of business on February 18, 2005 (“Closing Date”). With respect to events that occurred or payments that were made prior to the Closing Date, any reference to Fund(s) or Trust(s) in this SAI prior to the Closing Date refers to the Predecessor Funds or JPMST.

On January 20, 2005, shareholders of JPMMFS approved the redomiciliation of JPMMFS as a Delaware statutory trust to be called “JPMorgan Trust I” (“Redomiciliation”). The Redomiciliation took place after the close of business on the Closing Date, at which time each Fund became a series of JPMorgan Trust I. The Redomiciliation was effective after each of the reorganizations pursuant to the Shell Reorganization Agreements.

Name Change. Effective December 10, 2010, the JPMorgan Tax Aware Disciplined Equity Fund was renamed the JPMorgan Tax Aware Equity Fund.

Reorganization of the Tax Aware U.S. Equity Fund. On March 25, 2011, the Tax Aware Equity Fund acquired the Tax Aware U.S. Equity Fund.

Share Classes

Shares in a Fund are generally offered in multiple classes. The Board of Trustees of JPMT I have authorized the issuance and sale of the following shares classes of the Funds.

Tax Aware Equity Fund	Select Class, Institutional Class, Class A and Class C
Tax Aware Real Return Fund	Select Class, Institutional Class, Class A and Class C

The shares of the Funds are collectively referred to in this SAI as the “Shares.”

Miscellaneous

This SAI describes the financial history, investment strategies and policies, management and operation of the Funds in order to enable investors to select the Fund or Funds which best suit their needs.

Part I - 1

This SAI provides additional information with respect to the Funds and should be read in conjunction with the relevant Fund’s current Prospectus. Capitalized terms not otherwise defined herein have the meanings accorded to them in the Prospectuses. The Funds’ executive offices are located at 270 Park Avenue, New York, NY 10017.

This SAI is divided into two Parts, Part I and Part II. Part I of this SAI contains information that is particular to each Fund. Part II of this SAI contains information that generally applies to the Funds and other series representing separate investment funds or portfolios of JPMT I, JPMorgan Trust II (“JPMT II”), J.P. Morgan Mutual Fund Group (“JPMMFG”), J.P. Morgan Mutual Fund Investment Trust (“JPMMFIT”) and J.P. Morgan Fleming Mutual Fund Group, Inc. (“JPMFMFG”) (each a “J.P. Morgan Fund,” and together with the Funds, the “J.P. Morgan Funds”). Throughout this SAI, JPMT I, JPMT II, JPMMFG, JPMMFIT and JPMFMFG are each referred to as a “Trust” and collectively, as the “Trusts.” The Trusts’ Board of Trustees, or Board of Directors in the case of JPMFMFG, is referred to herein as the “Board of Trustees,” and each trustee or director is referred to as a “Trustee.”

The Funds are advised by J.P. Morgan Investment Management Inc. (“JPMIM”). Certain other of the J.P. Morgan Funds are advised by Security Capital Research & Management Incorporated (“SCR&M”), and/or sub-advised by J.P. Morgan Private Investment Inc. (“JPMPI”), JF International Management Inc. (“JFIMI”) or Highbridge Capital Management, LLC (“HCM”). JPMIM, SCR&M, JPMPI, JFIMI and HCM are also referred to herein as the “Advisers” and, individually, as the “Adviser.” JPMPI, JFIMI and HCM are also referred to herein as the “Sub-Advisers” and, individually, as the “Sub-Adviser.”

Investments in the Funds are not deposits or obligations of, nor guaranteed or endorsed by, JPMorgan Chase Bank, N.A. (“JPMorgan Chase Bank”), an affiliate of the Adviser, or any other bank. Shares of the Funds are not federally insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other governmental agency. An investment in a Fund is subject to risk that may cause the value of the investment to fluctuate, and when the investment is redeemed, the value may be higher or lower than the amount originally invested by the investor.

INVESTMENT POLICIES

The following investment policies have been adopted by JPMT I with respect to each of the Funds. The investment policies listed below under the heading “Fundamental Investment Policies” are “fundamental” policies which, under the Investment Company Act of 1940, as amended (the “1940 Act”), may not be changed without the vote of a majority of the outstanding voting securities of each Fund, as such term is defined in the “Additional Information” section in Part II of this SAI. All other investment policies of each of the Funds (including their respective investment objectives) are non-fundamental, unless otherwise designated in the Prospectus or herein, and may be changed by the Trustees of each Fund without shareholder approval.

Except for each of the restrictions on borrowings set forth in the fundamental investment policies below, the percentage limitations contained in the policies below apply at the time of purchase of the securities. If a percentage or rating restriction on investment or use of assets set forth in a fundamental investment policy or a non-fundamental investment policy or in a Prospectus is adhered to at the time of investment, later changes in percentage resulting from any cause other than actions by a Fund will not be considered a violation. If the value of a Fund’s holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Board of Trustees will consider what actions, if any, are appropriate to maintain adequate liquidity. With respect to each fundamental investment policy on borrowing, the 1940 Act generally

Part I - 2

limits a Fund’s ability to borrow money on a non-temporary basis if such borrowings constitute “senior securities.” As noted in “Investment Strategies and Policies — Miscellaneous Investment Strategies and Risks — Borrowings” in SAI Part II, in addition to temporary borrowing, a Fund may borrow from any bank, provided that immediately after any such borrowing there is an asset coverage of at least 300% for all borrowings by a Fund and provided further, that in the event that such asset coverage shall at any time fall below 300%, a Fund shall, within three days (not including Sundays or holidays) thereafter or such longer period as the U.S. Securities and Exchange Commission (“SEC”) may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowing shall be at least 300%. A Fund may also borrow money or engage in economically similar transactions if those transactions do not constitute “senior securities” under the 1940 Act. Under current pronouncements, certain Fund positions (e.g., reverse repurchase agreements) are excluded from the definition of “senior security” so long as a Fund maintains adequate cover, segregation of assets or otherwise. Similarly, a short sale will not be considered a senior security if a Fund takes certain steps contemplated by SEC staff pronouncements, such as ensuring the short sale transaction is adequately covered.

For purposes of fundamental investment policies regarding industry concentration, the Adviser may classify issuers by industry in accordance with classifications set forth in the Directory of Companies Filing Annual Reports with the SEC or other sources. In the absence of such classification or if the Adviser determines in good faith based on its own information that the economic characteristics affecting a particular issuer make it more appropriate to be considered engaged in a different industry, the Adviser may classify an issuer accordingly. Accordingly, the composition of an industry or group of industries may change from time to time.

In addition, each of the Funds, other than the Tax Aware Real Return Fund, has an 80% investment policy which is described in the Funds’ Prospectuses. This policy may be changed by the Board of Trustees without shareholder approval. However, each Fund will provide shareholders with written notice at least 60 days prior to a change in its 80% investment policy.

Fundamental Investment Policies.

Each Fund:

(1)	May not purchase securities of any issuer if such purchase would be consistent with the maintenance of the Fund’s status as a diversified investment company under the 1940 Act, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time;

(2)	May not purchase any security which would cause the Fund to concentrate its investments in the securities of issuers primarily engaged in any particular industry except as permitted by the SEC;

(3)	May not issue senior securities, except as permitted under the 1940 Act or any rule, order or interpretation thereunder;

(4)	May not borrow money, except to the extent permitted by applicable law;

(5)	May not underwrite securities of other issuers, except to the extent that the Fund, in disposing of portfolio securities, may be deemed an underwriter within the meaning of the Securities Act of 1933 Act, as amended;

(6)	May not purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may (a) invest in securities or other instruments directly or indirectly secured by real estate, and (b) invest in securities or other instruments issued by issuers that invest in real estate;

Part I - 3

(7)	May not purchase or sell commodities or commodity contracts unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts; but this shall not prevent the Fund from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), options on financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments that are not related to physical commodities; and

(8)	May make loans to other persons, in accordance with the Fund’s investment objective and policies and to the extent permitted by applicable law.

Non-Fundamental Investment Policies. Each Fund is subject to the following non-fundamental policies which may be changed without shareholder approval. Each of the Funds:

(1)	May not acquire any illiquid securities, such as repurchase agreements with more than seven days to maturity or fixed time deposits with a duration of over seven calendar days, if as a result thereof, more than 15% of the market value of the Fund’s net assets would be in investments which are illiquid;

(2)	May not purchase securities on margin, make short sales of securities, or maintain a short position, provided that this restriction shall not be deemed to be applicable to the purchase or sale of when-issued or delayed delivery securities, or to short sales that are covered in accordance with SEC rules;

(3)	May not acquire securities of other investment companies, except as permitted by the 1940 Act or any order pursuant thereto; and

(4)	May not acquire the securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

In addition, the Funds may borrow money from banks for temporary or short-term purposes. However, the Funds may not borrow money to buy additional securities, which is known as “leverage.”

INVESTMENT PRACTICES

The Funds invest in a variety of securities and employ a number of investment techniques. What follows is a list of some of the securities and techniques which may be utilized by each of the Funds, as indicated. For a more complete discussion, see the “Investment Strategies and Policies” section in Part II of this SAI.

FUND NAME	FUND CODE
Tax Aware Equity Fund	1
Tax Aware Real Return Fund	2

Part I - 4

Instrument	Fund Codes	Part II Section Reference
Adjustable Rate Mortgage Loans (“ARMs”): Loans in a mortgage pool which provide for a fixed initial mortgage interest rate for a specified period of time, after which the rate may be subject to periodic adjustments.	1, 2	Mortgage-Related Securities
Asset-Backed Securities: Securities secured by company receivables, home equity loans, truck and auto loans, leases, credit card receivables and other securities backed by other types of receivables or other assets.	1, 2	Asset-Backed Securities
Auction Rate Securities: Auction rate municipal securities and auction rate preferred securities issued by closed-end investment companies.	1, 2	Auction Rate Securities
Bank Obligations: Bankers’ acceptances, certificates of deposit and time deposits. Bankers’ acceptances are bills of exchange or time drafts drawn on and accepted by a commercial bank. Maturities are generally six months or less. Certificates of deposit and time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds.	1, 2	Bank Obligations
Borrowings: A Fund may borrow for temporary purposes and may cause a Fund to liquidate portfolio positions when it would not be advantageous to do so. A Fund must maintain continuous asset coverage of 300% of the amount borrowed, with the exception for borrowings not in excess of 5% of a Fund’s total assets made for temporary administrative purposes.	1, 2	Miscellaneous Investment Strategies and Risks
Brady Bonds: Securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings.	2	Foreign Investments (including Foreign Currencies)
Call and Put Options: A call option gives the buyer the right to buy, and obligates the seller of the option to sell, a security at a specified price at a future date. A put option gives the buyer the right to sell, and obligates the seller of the option to buy, a security at a specified price at a future date. A Fund will sell only covered call and secured put options.	1, 2	Options and Futures Transactions
Commercial Paper: Secured and unsecured short-term promissory notes issued by corporations and other entities. Maturities generally vary from a few days to nine months.	1, 2	Commercial Paper
Commodity-Linked Derivatives: Instruments whose value derives from the price of a commodity, including commodity futures and commodity options.	1, 2	Miscellaneous Investment Strategies and Risks

Part I - 5

Instrument	Fund Codes	Part II Section Reference
Common Stock: Shares of ownership of a company.	1, 2	Equity Securities, Warrants and Rights
Common Stock Warrants and Rights: Securities, typically issued with preferred stock or bonds, that give the holder the right to buy a proportionate amount of common stock at a specified price.	1, 2	Equity Securities, Warrants and Rights
Convertible Securities: Bonds or preferred stock that can convert to common stock.	1, 2	Convertible Securities
Corporate Debt Securities: May include bonds and other debt securities of domestic and foreign issuers, including obligations of industrial, utility, banking and other corporate issuers.	1, 2	Debt Instruments
Credit Default Swaps (“CDSs”): A swap agreement between two parties pursuant to which one party pays the other a fixed periodic coupon for the specified life of the agreement. The other party makes no payment unless a credit event, relating to a predetermined reference asset, occurs. If such an event occurs, the party will then make a payment to the first party, and the swap will terminate.	2	Swaps and Related Swap Products
Custodial Receipts: A Fund may acquire securities in the form of custodial receipts that evidence ownership of future interest payments, principal payments or both on certain U.S. Treasury notes or bonds in connection with programs sponsored by banks and brokerage firms. These are not considered to be U.S. government securities. These notes and bonds are held in custody by a bank on behalf of the owners of the receipts.	1, 2	Custodial Receipts
Demand Features: Securities that are subject to puts and standby commitments to purchase the securities at a fixed price (usually with accrued interest) within a fixed period of time following demand by a Fund.	2	Demand Features
Emerging Market Securities: Securities issued by issuers or governments in countries with emerging economies or securities markets which may be undergoing significant evolution and rapid development.	1, 2	Foreign Investments (including Foreign Currencies)
Exchange Traded Funds (“ETFs”): Ownership interest in unit investment trusts, depositary receipts, and other pooled investment vehicles that hold a portfolio of securities or stocks designed to track the price performance and dividend yield of a particular broad-based, sector or international index. ETFs include a wide range of investments such as iShares, Standard & Poor’s Depositary Receipts (“SPDRs”) and NASDAQ 100s.	1, 2	Investment Company Securities and Exchange Traded Funds

Part I - 6

Instrument	Fund Codes	Part II Section Reference
Foreign Currency Transactions: Strategies used to hedge against currency risks, for other risk management purposes or to increase income or gain to a Fund. These strategies may consist of use of any of the following: options on currencies, currency futures, options on such futures, forward foreign currency transactions (including non-deliverable forwards (“NDFs”)), forward rate agreements and currency swaps, caps and floors. Certain Funds may engage in such transactions in both U.S. and non-U.S. markets.	2	Foreign Investments (including Foreign Currencies)
Foreign Investments: Equity and debt securities (e.g., bonds and commercial paper) of foreign entities and obligations of foreign branches of U.S. banks and foreign banks. Foreign securities may also include American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), European Depositary Receipts (“EDRs”) and American Depositary Securities.	1, 2	Foreign Investments (including Foreign Currencies)
High Yield/High Risk Securities/Junk Bonds: Securities that are generally rated below investment grade by the primary rating agencies or that are unrated but deemed by a Fund’s adviser to be of comparable quality.	1, 2	Debt Instruments
Inflation-Linked Debt Securities: Include fixed and floating rate debt securities of varying maturities issued by the U.S. government as well as securities issued by other entities such as corporations, foreign governments and foreign issuers.	2	Debt Instruments
Initial Public Offerings (“IPOs”): A transaction in which a previously private company makes its first sale of stock to the public.	1, 2	Equity Securities, Warrants and Rights
Interfund Lending: Involves lending money and borrowing money for temporary purposes through a credit facility.	1, 2	Miscellaneous Investment Strategies and Risks
Inverse Floating Rate Instruments: Leveraged variable debt instruments with interest rates that reset in the opposite direction from the market rate of interest to which the inverse floater is indexed.	2	Inverse Floaters and Interest Rate Caps
Investment Company Securities: Shares of other investment companies, including money market funds for which the adviser and/or its affiliates serve as investment adviser or administrator. The adviser will waive certain fees when investing in funds for which it serves as investment adviser, to the extent required by law.	1, 2	Investment Company Securities and Exchange Traded Funds

Part I - 7

Instrument	Fund Codes	Part II Section Reference
Loan Assignments and Participations: Assignments of, or participations in, all or a portion of loans to corporations or to governments, including governments of less developed countries.	2	Loans
Master Limited Partnership: A limited partnership that is publicly traded on a securities exchange.	1	Miscellaneous Investment Strategies and Risks
Mortgages (Directly Held): Debt instruments secured by real property.	2	Mortgage-Related Securities
Mortgage-Backed Securities: Debt obligations secured by real estate loans, such as collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities (“CMBSs”) and other asset-backed structures.	1, 2	Mortgage-Related Securities
Mortgage Dollar Rolls: A transaction in which a Fund sells securities for delivery in a current month and simultaneously contracts with the same party to repurchase similar but not identical securities on a specified future date.	2	Mortgage-Related Securities
Municipal Securities: Securities issued by a state or political subdivision to obtain funds for various public purposes. Municipal securities include, among others, private activity bonds and industrial development bonds, as well as general obligation notes, tax anticipation notes, bond anticipation notes, revenue anticipation notes, other short-term tax-exempt obligations, municipal leases, obligations of municipal housing authorities and single-family revenue bonds.	1, 2	Municipal Securities
New Financial Products: New options and futures contracts and other financial products continue to be developed and a Fund may invest in such options, contracts and products.	1, 2	Miscellaneous Investment Strategies and Risks
Options and Futures Transactions: A Fund may purchase and sell (a) exchange traded and over the counter put and call options on securities, indexes of securities and futures contracts on securities and indexes of securities, interest rate futures contracts and interest rate swaps and (b) futures contracts on securities and indexes of securities.	1, 2	Options and Futures Transactions
Preferred Stock: A class of stock that generally pays a dividend at a specified rate and has preference over common stock in the payment of dividends and in liquidation.	1, 2	Equity Securities, Warrants and Rights

Part I - 8

Instrument	Fund Codes	Part II Section Reference
Private Placements, Restricted Securities and Other Unregistered Securities: Securities not registered under the Securities Act of 1933, such as privately placed commercial paper and Rule 144A securities.	1, 2	Miscellaneous Investment Strategies and Risks
Real Estate Investment Trusts (“REITs”): Pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interest.	1, 2	Real Estate Investment Trusts
Repurchase Agreements: The purchase of a security and the simultaneous commitment to return the security to the seller at an agreed upon price on an agreed upon date. This is treated as a loan.	1, 2	Repurchase Agreements
Reverse Repurchase Agreements: The sale of a security and the simultaneous commitment to buy the security back at an agreed upon price on an agreed upon date. This is treated as a borrowing by a Fund.	1, 2	Reverse Repurchase Agreements
Securities Issued in Connection with Reorganizations and Corporate Restructurings: In connection with reorganizing or restructuring of an issuer, an issuer may issue common stock or other securities to holders of its debt securities.	1, 2	Miscellaneous Investment Strategies and Risks
Securities Lending: The lending of up to 33 1/3% of a Fund’s total assets. In return, a Fund will receive cash, other securities, and/or letters of credit as collateral.	1, 2	Securities Lending
Short Selling: A Fund sells a security it does not own in anticipation of a decline in the market value of the security. To complete the transaction, a Fund must borrow the security to make delivery to the buyer. A Fund is obligated to replace the security borrowed by purchasing it subsequently at the market price at the time of replacement.	1, 2	Short Selling
Short-Term Funding Agreements: Agreements issued by banks and highly rated U.S. insurance companies such as Guaranteed Investment Contracts (“GICs”) and Bank Investment Contracts (“BICs”).	1, 2	Short-Term Funding Agreements
Sovereign Obligations: Investments in debt obligations issued or guaranteed by a foreign sovereign government, or its agencies, authorities or political subdivisions.	2	Foreign Investments (including Foreign Currencies)

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Instrument	Fund Codes	Part II Section Reference
Stripped Mortgage-Backed Securities: Derivative multi-class mortgage securities which are usually structured with two classes of shares that receive different proportions of the interest and principal from a pool of mortgage assets. These include Interest-Only (“IO”) and Principal-Only (“PO”) securities issued outside a Real Estate Mortgage Investment Conduit (“REMIC) or CMO structure.	1, 2	Mortgage-Related Securities
Swaps and Related Swap Products: Swaps involve an exchange of obligations by two parties. Caps and floors entitle a purchaser to a principal amount from the seller of the cap or floor to the extent that a specified index exceeds or falls below a predetermined interest rate or amount. A Fund may enter into these transactions to manage its exposure to changing interest rates and other factors.	1, 2	Swaps and Related Swap Products
Synthetic Variable Rate Instruments: Instruments that generally involve the deposit of a long-term tax exempt bond in a custody or trust arrangement and the creation of a mechanism to adjust the long-term interest rate on the bond to a variable short-term rate and a right (subject to certain conditions) on the part of the purchaser to tender it periodically to a third party at par.	2	Swaps and Related Swap Products
Temporary Defensive Positions: To respond to unusual circumstances a Fund may invest in cash and cash equivalents for temporary defensive purposes.	1, 2	Miscellaneous Investment Strategies and Risks
Treasury Receipts: A Fund may purchase interests in separately traded interest and principal component parts of U.S. Treasury obligations that are issued by banks or brokerage firms and that are created by depositing U.S. Treasury notes and U.S. Treasury bonds into a special account at a custodian bank. Receipts include Treasury Receipts (“TRs”), Treasury Investment Growth Receipts (“TIGRs”), and Certificates of Accrual on Treasury Securities (“CATS”).	1, 2	Treasury Receipts
U.S. Government Agency Securities: Securities issued by agencies and instrumentalities of the U.S. government. These include all types of securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“Freddie Mac”), including funding notes, subordinated benchmark notes, CMOs and REMICs.	1, 2	Mortgage-Related Securities

Part I - 10

Instrument	Fund Codes	Part II Section Reference
U.S. Government Obligations: May include direct obligations of the U.S. Treasury, including Treasury bills, notes and bonds, all of which are backed as to principal and interest payments by the full faith and credit of the United States, and separately traded principal and interest component parts of such obligations that are transferable through the Federal book-entry system known as Separate Trading of Registered Interest and Principal of Securities (“STRIPS”) and Coupons Under Book — Entry Safekeeping (“CUBES”).	1, 2	U.S. Government Obligations
Variable and Floating Rate Instruments: Obligations with interest rates which are reset daily, weekly, quarterly or some other frequency and which may be payable to a Fund on demand or at the expiration of a specified term.	1, 2	Debt Instruments
When-Issued Securities, Delayed Delivery Securities and Forward Commitments: Purchase or contract to purchase securities at a fixed price for delivery at a future date.	1, 2	When-Issued Securities, Delayed Delivery Securities and Forward Commitments
Zero-Coupon, Pay-in-Kind and Deferred Payment Securities: Zero-coupon securities are securities that are sold at a discount to par value and on which interest payments are not made during the life of the security. Pay-in-kind securities are securities that have interest payable by delivery of additional securities. Deferred payment securities are zero-coupon debt securities which convert on a specified date to interest bearing debt securities.	1, 2	Debt Instruments

ADDITIONAL INFORMATION REGARDING FUND INVESTMENT PRACTICES

Tax Management Techniques. The Funds use the Adviser’s proprietary tax sensitive optimization model which is designed to reduce, but not eliminate, the impact of capital gains taxes on shareholders’ after tax total returns. Each Fund will try to minimize the realization of net short-term and long-term capital gains by matching securities sold at a gain with those sold at a loss to the extent practicable. In addition, when selling a portfolio security, each Fund will generally select the highest cost basis shares of the security to reduce the amount of realized capital gains. Because the gain on securities that have been held for more than one year is subject to a lower federal income tax rate, these securities will generally be sold before securities held less than one year. The use of these tax management techniques will not necessarily reduce a Fund’s portfolio turnover rate or prevent the Fund from selling securities to the extent warranted by shareholder transactions, actual or anticipated economic, market or issuer-specific developments or other investment considerations.

DIVERSIFICATION

JPMT I is a registered management investment company and the Funds are diversified series of JPMT I. For a more complete discussion, see the “Diversification” section in Part II of this SAI.

Part I - 11

QUALITY DESCRIPTION

Various Nationally Recognized Statistical Rating Organizations (“NRSROs”) assign ratings to securities. Generally, ratings are divided into two main categories: “Investment Grade Securities” and “Non-Investment Grade Securities.” Although there is always a risk of default, rating agencies believe that issuers of Investment Grade Securities have a high probability of making payments on such securities. Non-Investment Grade Securities include securities that, in the opinion of the rating agencies, are more likely to default than Investment Grade Securities.

The Funds only purchase securities that meet the rating criteria described below and/or in the prospectus. The Adviser will look at a security’s rating at the time of investment. If the securities are unrated, the Adviser must determine that they are of comparable quality to rated securities. Subsequent to its purchase by a Fund, a security may cease to be rated or its rating may be reduced below the minimum rating required for purchase by a Fund. In such an event the Adviser will determine whether a Fund should continue to hold the security.

At the time a Fund invests in any commercial paper, bank obligation or repurchase agreement, the issuer must have outstanding debt rated A or higher by Moody’s Investor Services Inc. (“Moody’s”) or Standard & Poor’s Corporation (“S&P”), and the issuer’s parent corporation, if any, must have outstanding commercial paper rated Prime-1 by Moody’s or A-1 by S&P. If no such ratings are available, the investment must be of comparable quality in the Adviser’s opinion. At the time a Fund invests in any other short-term debt securities, they must be rated A or higher by Moody’s or S&P, or if unrated, the investment must be of comparable quality in the Adviser’s opinion.

If the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the subdivision and the obligation is backed only by the assets and revenues of the subdivision, such subdivision is regarded as the sole issuer. Similarly, in the case of an industrial development revenue bond or pollution control revenue bond, if the bond is backed only by the assets and revenues of the non-governmental user, the non-governmental user is regarded as the sole issuer. If in either case the creating government or another entity guarantees an obligation, the guaranty is regarded as a separate security and treated as an issue of such guarantor. Since securities issued or guaranteed by states or municipalities are not voting securities, there is no limitation on the percentage of a single issuer’s securities which the Tax Aware Real Return Fund may own so long as it does not invest more than 5% of its total assets that are subject to the diversification limitation in the securities of such issuer, except obligations issued or guaranteed by the U.S. Government. Consequently, the Tax Aware Real Return Fund may invest in a greater percentage of the outstanding securities of a single issuer than would an investment company which invests in voting securities. See “Investment Policies” above.

In determining suitability of investment in a particular unrated security, the Adviser takes into consideration asset and debt service coverage, the purpose of the financing, history of the issuer, existence of other rated securities of the issuer and other relevant conditions, such as comparability to other issuers.

PORTFOLIO TURNOVER

A portfolio turnover rate is, in summary, the percentage computed by dividing the lesser of a Fund’s purchases or sales of securities (excluding short-term securities) by the average market value of the Fund. The Adviser intends to manage each Fund’s assets by buying and selling securities to help attain its investment objective. A rate of 100% indicates that the equivalent of all of a Fund’s assets have been sold and reinvested in a year. High portfolio turnover may affect the amount, timing and character of distributions, and, as a result, may increase the amount of taxes payable by shareholders. Higher portfolio

Part I - 12

turnover also results in higher transaction costs. To the extent that net short-term capital gains are realized by a Fund, any distributions resulting from such gains are considered ordinary income for federal income tax purposes. For a more complete discussion, see the “Distributions and Tax Matters” section in Part II of this SAI.

The table below sets forth the Funds’ portfolio turnover rates for the last two fiscal years.

	Fiscal Year Ended 10/31/10	Fiscal Year Ended 10/31/11
Tax Aware Equity Fund	65%	60%
Tax Aware Real Return Fund	16%	14%

TRUSTEES

Standing Committees

There are four standing committees of the Board of Trustees: the Audit and Valuation Committee, the Compliance Committee, the Governance Committee and the Investments Sub-Committee.

During the fiscal year ended October 31, 2011, the Audit and Valuation Committee met 4 times, the Compliance Committee met 4 times, the Governance Committee met 4 times, and each Investments Sub-Committee met 5 times. For a more complete discussion, see the “Trustees” section in Part II of this SAI.

Ownership of Securities

The following table shows the dollar range of each Trustee’s beneficial ownership as of December 31, 2011, in the Funds and each Trustee’s aggregate dollar range of ownership in any Funds that the Trustee oversees in the Family of Investment Companies.

Name of Trustee	Ownership of Tax Aware Equity Fund	Ownership of Tax Aware Real Return Fund	Aggregate Ownership of All Registered Investment Companies Overseen by Trustee in Family of Investment Companies(1)(2)
Independent Trustees
John F. Finn	None	None	Over $100,000
Dr. Matthew Goldstein	None	None	Over $100,000
Robert J. Higgins	None	None	Over $100,000
Peter C. Marshall	None	None	Over $100,000
Mary E. Martinez(3)	None	None	None
Marilyn McCoy	None	None	Over $100,000
Mitchell M. Merin(3)	None	None	None
William G. Morton, Jr.	None	None	Over $100,000
Dr. Robert A. Oden, Jr.	None	None	Over $100,000
Marian U. Pardo(4)	None	None	None
Frederick W. Ruebeck	None	None	Over $100,000

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Name of Trustee	Ownership of Tax Aware Equity Fund	Ownership of Tax Aware Real Return Fund	Aggregate Ownership of All Registered Investment Companies Overseen by Trustee in Family of Investment Companies(1)(2)
James J. Schonbachler	None	None	Over $100,000

Interested Trustee Not Affiliated With The Adviser
Frankie D. Hughes	None	None	Over $100,000

(1)	A Family of Investment Companies means any two or more registered investment companies that share the same investment adviser or principal underwriter and hold themselves out to investors as related companies for purposes of investment and investor services. The Family of Investment Companies for which the Board of Trustees currently serves includes eleven registered investment companies (170 Funds) including JPMMFG which liquidated November 29, 2012 and is in the process of winding up its affairs.
(2)	For Ms. McCoy and Messrs. Finn, Higgins, Marshall, Oden, and Ruebeck, these amounts include deferred compensation balances, as of December 31, 2011, through participation in the J.P. Morgan Funds’ Deferred Compensation Plan for Eligible Trustees. For a more complete discussion, see the “Trustee Compensation” section in Part II of this SAI.
(3)	Ms. Martinez and Mr. Merin became members of the Board of Trustees effective January 1, 2013.
(4)	Ms. Pardo will become a member of the Board of Trustees effective February 1, 2013.

As of December 31, 2011, none of the independent Trustees or their immediate family members owned securities of the Adviser or JPMDS or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Adviser or JPMDS.

Trustee Compensation

Prior to January 1, 2013, the Funds of the J.P. Morgan Funds Complex overseen by the Trustees paid each Trustee an annual fee of $275,000 and reimbursed each Trustee for expenses incurred in connection with service as a Trustee. Beginning January 1, 2013, the Funds of the J.P. Morgan Funds Complex overseen by the Trustees will pay each Trustee an annual fee of $315,000 and reimburse each Trustee for expenses incurred in connection with service as a Trustee. In addition, the Funds pay the Chairman $225,000, the Vice Chairman $75,000 and from December 1, 2011 through February 29, 2012, the assistant to the Audit and Valuation Committee Chairman $6,250. The Chairman and Vice Chairman receive no additional compensation for service as committee or sub-committee chairmen. Committee chairs and sub-committee chairs who are not already receiving an additional fee are each paid $50,000. The Trustees may hold various other directorships unrelated to the J.P. Morgan Funds Complex. The J.P. Morgan Funds bore expenses related to administrative and staffing services provided to the former Chairman, in lieu of establishing an office of the former Chairman, in the amount of $6,000 per month.

Trustee aggregate compensation paid by each Fund and the J.P. Morgan Funds Complex for the calendar year ended December 31, 2011, is set forth below:

Part I - 14

Aggregate Trustee Compensation Paid by the Fund

Name of Trustee	Tax Aware Equity Fund	Tax Aware Real Return Fund	Total Compensation Paid from “Fund Complex”(1)(9)
Independent Trustees
John F. Finn	$422	$2,036	$275,000	(4)
Dr. Matthew Goldstein	489	2,358	325,000
Robert J. Higgins	489	2,358	325,000	(5)
Peter C. Marshall	537	2,591	350,000
Mary E. Martinez(2)	None	None	None
Marilyn McCoy	489	2,358	325,000
Mitchell M. Merin(2)	None	None	None
William G. Morton, Jr.	422	2,036	275,000
Dr. Robert A. Oden, Jr.	422	2,036	275,000	(6)
Marian U. Pardo(3)	None	None	None
Frederick W. Ruebeck	489	2,358	325,000	(7)
James J. Schonbachler	426	2,051	277,083	(8)

Interested Trustee Not Affiliated With The Adviser
Frankie D. Hughes	422	2,036	275,000

(1)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services, or have a common investment adviser or, have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Fund Complex for which the Board of Trustees currently serves includes eleven registered investment companies (170 Funds) including JPMMFG which liquidated November 29, 2012 and is in the process of winding up its affairs.
(2)	Ms. Martinez and Mr. Merin will become members of the Board of Trustees effective January 1, 2013.
(3)	Ms. Pardo will become a member of the Board of Trustees effective February 1, 2013.
(4)	Includes $275,000 of Deferred Compensation.
(5)	Includes $325,000 of Deferred Compensation.
(6)	Includes $82,500 of Deferred Compensation.
(7)	Includes $130,000 of Deferred Compensation.
(8)	Includes $2,083 of compensation related to Mr. Schonbachler’s duties as assistant to the Audit and Valuation Committee Chairman.
(9)	William J. Armstrong, Fergus Reid III, and Leonard M. Spalding, Jr. retired as Trustees of the Trusts effective December 31, 2012. For the period specified in the table above, the former trustees were paid the following total compensation from the J.P. Morgan Funds Complex.

Name of Former Trustee	Total Compensation Paid from Fund Complex	Amount of Deferred Compensation Included in Total
William J. Armstrong	$325,000	None
Fergus Reid, III	$500,000	Includes $100,000 of Deferred Compensation
Leonard M. Spalding, Jr.	$325,000	Includes $325,000 of Deferred Compensation

For a more complete discussion, see the “Trustee Compensation” section in Part II of this SAI.

INVESTMENT ADVISER

Investment Advisory Fees

During the fiscal years indicated, the Funds paid the following investment advisory fees to JPMIM (waived amounts are in parentheses):(amounts in thousands):

ADVISORY FEES

	Fiscal Year Ended 10/31/09		Fiscal Year Ended 10/31/10		Fiscal Year Ended 10/31/11
	Paid	Waived	Paid	Waived	Paid	Waived
Tax Aware Equity Fund	$1,048	$(6)	$1,527	$(20)	$2,017	$(215)
Tax Aware Real Return Fund	7,844	(112)	11,344	(479)	10,625	(148)

Part I - 15

For a more complete discussion, see the “Investment Advisers and Sub-Advisers” section in Part II of this SAI.

PORTFOLIO MANAGERS

Portfolio Managers’ Other Accounts Managed

The following table shows information regarding all of the other accounts managed by each portfolio manager as of October 31, 2011:

	Non-Performance Based Fee Advisory Accounts
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets (thousands)	Number of Accounts	Total Assets (thousands)	Number of Accounts	Total Assets (thousands)
Tax Aware Equity Fund
Susan Bao	10	$13,245,957	5	$1,348,931	57	$14,258,018

Tax Aware Real Return Fund
Deepa Majmudar	3	1,121,751	1	51,860	0	0
Richard Taormina	6	5,314,250	0	0	8	112,693

The following table shows information on the other accounts managed by each portfolio manager of the Funds that have advisory fees wholly or partly based on performance as of October 31, 2011.

	Performance Based Fee Advisory Accounts
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets (thousands)	Number of Accounts	Total Assets (thousands)	Number of Accounts	Total Assets (thousands)
Tax Aware Equity Fund
Susan Bao	0	$0	3	$6,109,771	4	$1,886,558

Tax Aware Real Return Fund
Deepa Majmudar	0	0	0	0	0	0
Richard Taormina	0	0	0	0	0	0

Portfolio Managers — Ownership of Securities

The following table indicates the dollar range of shares beneficially owned by each portfolio manager, as of October 31, 2011.

Aggregate Dollar Range of Securities in the Fund
Fund	None	$1-$10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Tax Aware Equity Fund
Susan Bao	X

Part I - 16

Aggregate Dollar Range of Securities in the Fund
Fund	None	$1-$10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Tax Aware Real Return Fund
Deepa Majmudar	X
Richard Taormina	X

For a more complete discussion, see the “Portfolio Manager Compensation” section in Part II of this SAI.

ADMINISTRATOR

Administrator Fees

The table below sets forth the administration fees paid by the Funds to JPMorgan Funds Management, Inc. (the amounts waived are in parentheses) for the fiscal years indicated (amounts in thousands).

	Fiscal Year Ended 10/31/09		Fiscal Year Ended 10/31/10		Fiscal Year Ended 10/31/11
	Paid	Waived	Paid	Waived	Paid	Waived
Tax Aware Equity Fund	$316	($3)	$411	$—	$566	$—
Tax Aware Real Return Fund	2,253	(150)	3,140	—	2,736	—

For a more complete discussion, see the “Administrator” section in Part II of this SAI.

DISTRIBUTOR

Compensation Paid to JPMDS

The following table describes the compensation paid to the principal underwriter, JPMDS, for the fiscal year ended October 31, 2011 (amounts have been rounded up to the nearest whole number).

Fund	Net Underwriting Discounts and Commissions	Compensation on Redemptions and Repurchases	Brokerage Commissions	Other Compensation*
Tax Aware Equity Fund	$0	$0	$61	$0
Tax Aware Real Return Fund	8,930	0	—	0

*	Fees paid by the Funds pursuant to Rule 12b-1 are provided in “Distribution Fees” section below.

The total underwriting commissions retained by JPMDS for the fiscal year ended October 31, 2011, was $893,553.

The table below sets forth the aggregate amount of underwriting commissions retained by JPMDS from the Funds with respect to the fiscal years indicated.

	Fiscal Year Ended
Fund	10/31/09	10/31/10	10/31/11
Tax Aware Equity Fund	$—	$—	$—
Tax Aware Real Return Fund	34,340	24,843	8,930

Part I - 17

For a more complete discussion, see the “Distributor” section in Part II of this SAI.

Distribution Fees

The table below sets forth the Rule 12b-1 fees that the Funds paid to JPMDS (waived amounts are in parentheses) with respect to the fiscal years indicated (amounts in thousands):

	Fiscal Year Ended 10/31/09				Fiscal Year Ended 10/31/10				Fiscal Year Ended 10/31/11
	Paid		Waived		Paid		Waived		Paid	Waived
Tax Aware Equity Fund
Class A Shares	N/A	*	N/A	*	N/A	*	N/A	*	$7	$—
Class C Shares	N/A	*	N/A	*	N/A	*	N/A	*	5	—

Tax Aware Real Return Fund
Class A Shares	$294		$—		$478		$—		457	—
Class C Shares	427		—		812		—		756	—

*	These share classes had not commenced operations as of the date of this Statement of Additional Information. Therefore, no Rule 12b-1 fees were paid to JPMDS for these share classes.

For a more complete discussion of the Distribution Plan, see the “Distribution Plan” section in Part II of this SAI.

SHAREHOLDER SERVICING

Shareholder Services Fees

Under the Shareholder Servicing Agreement, each Fund has agreed to pay JPMDS, for providing shareholder services and other related services, a fee at the following annual rates (expressed as a percentage of the average daily net assets of Fund shares owned by or for shareholders):

Select Class, Class A, Class B and Class C	0.25%
Institutional Class	0.10%

The table below sets forth the fees paid to JPMDS (the amounts waived are in parentheses) for the fiscal years indicated (amounts in thousands):

	Fiscal Year Ended 10/31/09				Fiscal Year Ended 10/31/10				Fiscal Year Ended 10/31/11

	Paid		Waived		Paid		Waived		Paid	Waived
Tax Aware Equity Fund
Class A Shares	N/A	*	N/A	*	N/A	*	N/A	*	$7	$—
Class C Shares	N/A	*	N/A	*	N/A	*	N/A	*	2	—
Select Class Shares	N/A	*	N/A	*	N/A	*	N/A	*	319	—
Institutional Class Shares	$115		($186)		$294		($148)		378	(128)

Tax Aware Real Return Fund
Class A Shares	4		(290)		44		(434)		45	(412)

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	Fiscal Year Ended 10/31/09		Fiscal Year Ended 10/31/10		Fiscal Year Ended 10/31/11
	Paid	Waived	Paid	Waived	Paid	Waived
Class C Shares	$88	($55)	$187	($84)	$176	($76)
Select Class Shares	2,523	(1,575)	4,158	(1,855)	3,644	(1,569)
Institutional Class Shares	18	(441)	153	(520)	178	(531)

*	These shares classes had not commenced operations as of the date of this Statement of Additional Information. Therefore, no shareholder service fees were paid to JPMDS for these share classes.

For a more complete discussion, see the “Shareholder Servicing” section in Part II of this SAI.

BROKERAGE AND RESEARCH SERVICES

Brokerage Commissions

The Funds paid the following brokerage commissions for the fiscal years indicated (amounts in thousands):

	Fiscal Year Ended 10/31/09		Fiscal Year Ended 10/31/10	Fiscal Year Ended 10/31/11
Tax Aware Equity Fund
Total Brokerage Commissions	$516		$424	$562
Brokerage Commissions to Affiliated Broker/Dealers	—	^	—	—

Tax Aware Real Return Fund
Total Brokerage Commissions	—		—	—
Brokerage Commissions to Affiliated Broker/Dealers	—		—	—

^	Amount Rounds to less than $1,000.

For a more complete discussion, see the “Portfolio Transactions” section in Part II of this SAI.

Broker Research

JPMIM allocated brokerage commissions of approximately $0.00 to brokers who provided broker research including third party broker research for the Funds.

Securities of Regular Broker-Dealers

As of October 31, 2011, the Funds owned securities of their regular broker-dealers (or parents) as shown below (amounts in thousands):

Part I - 19

Fund	Name of Broker-Dealer	Value of Securities Owned
Tax Aware Equity Fund	Bank of America Corporation	796
	Citigroup Global Markets Inc.	6,845
	Goldman Sachs and Company	7,026

Tax Aware Real Return Fund	N/A	N/A

For a more complete discussion, see the “Portfolio Transactions” section in Part II of this SAI.

FINANCIAL INTERMEDIARY

Other Cash Compensation

During the fiscal year ended October 31, 2011, JPMIM and SCR&Mpaid approximately $139,386,258 and $248,363, respectively, for all the J.P. Morgan Funds pursuant to their other cash compensation arrangements. For a more complete discussion, see the “Additional Compensation to Financial Intermediaries” section in Part II of this SAI.

Finders’ Fee Commissions

Finders’ Fee. Financial Intermediaries who sell $1 million or more of Class A Shares in the aggregate of the J.P. Morgan Equity Funds, the J.P. Morgan Specialty Funds, the J.P. Morgan International Equity Funds, the J.P. Morgan Investor Funds, the JPMorgan SmartRetirement Funds, and the J.P. Morgan Income Funds (collectively “Qualifying Funds”) may receive a finder’s fee.

With respect to sales of the Tax Aware Real Return Fund, such fees are paid in accordance with the following schedule:

Amount of Purchases	Finders’ Fees
$1,000,000 – $3,999,999*	0.75%
$4,000,000 – $49,999,999	0.50%
$50,000,000 or more	0.25%

*	If the total sale of Class A Shares of Qualifying Funds is $1,000,000 or more but the amount of the sale applicable to a the Tax Aware Real Return Fund is less than $1,000,000, the Financial Intermediary will receive Finders’ Fee equal to 0.75% of the sale of the Class A Shares of the Tax Aware Real Return Fund. The Finders’ Fee Schedule for other Qualifying Funds can be found in the Statement of Additional Information for such Qualifying Funds.

With respect to sales of the Tax Aware Equity Fund, such fees are paid in accordance with the following schedule:

Amount of Purchases	Finders’ Fees
$1,000,000 – $3,999,999*	1.00%
$4,000,000 – $9,999,999	0.75%
$10,000,000 – $49,999,999	0.50%
$50,000,000 or more	0.25%

*	If the total sale of Class A Shares of Qualifying Funds is $1,000,000 or more but the amount of the sale applicable to the Tax Aware U.S. Equity Fund is less than $1,000,000, the Financial Intermediary will receive Finders’ Fee equal to 1.00% of the sale of the Class A Shares of the Tax Aware Equity Fund. The Finders’ Fee Schedule for other Qualifying Funds can be found in the Statement of Additional Information for such Qualifying Funds.

Part I - 20

The Distributor may also pay Financial Intermediaries a commission of up to 0.75% of gross sales on sales of Class A Shares to certain defined contribution plans. If such a defined contribution plan redeems all of the shares that it owns on behalf of participants within 12 months of the purchase date, then the Financial Intermediaries that have received these commissions will be required to reimburse the Distributor up to 0.75% of the lower of the cost of the shares being redeemed or their net asset value (“NAV”) at the time of redemption. JPMDS reserves the right to alter or change the finder’s fee policy on these plans at any time at its own discretion. If a plan redeems all of the shares for which a finder’s fee has been paid within 12 months of the purchase date, JPMDS will reclaim the finder’s fee paid to the Financial Intermediary rather than charge a contingent deferred sales charge to the plan.

For a more complete discussion, see the “Additional Cash Compensation to Financial Intermediaries” section in Part II of this SAI.

Finders’ Fees Paid by Distributor

During the fiscal year ended October 31, 2011, JPMDS paid approximately $9,998,543 in finders’ fees for all of the J.P. Morgan Funds.

TAX MATTERS

Capital Loss Carryforwards

For federal income tax purposes, the Funds had capital loss carryforwards for the fiscal year ended October 31, 2011 (amounts in thousands) in the amounts indicated below:

Fund		Capital Loss Carryforwards	Expires
Tax Aware Equity Fund		$77,648	10/31/2016
		41,133	10/31/2017
	Remaining	$118,781

Tax Aware Real Return Fund		$16	10/31/2014
		3,040	10/31/2015
		1,090	10/31/2016
		33,950	10/31/2017
		3,309	10/31/2018
		647	10/31/2019
	Remaining	$42,052

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Fund after October 31, 2011, may get carried forward indefinitely, and retain their character as short-term and/or long-term losses. Prior to the Act, pre-enactment net capital losses incurred by a Fund were carried forward for eight years and treated as short-term losses. The Act requries that post-enactment net capital losses be used before pre-enactment net capital losses.

Part I - 21

To the extent that these capital losses are used to offset future capital gain, it is probable that the gain so offset will not be distributed to shareholders. For a more complete discussion, see the “Distribution and Tax Matters” section in Part II of this SAI.

PORTFOLIO HOLDINGS DISCLOSURE

A list of the entities that receive the Funds’ portfolio holdings information, the frequency with which it is provided to them and the length of the lag between the date of the information and the date it is disclosed is provided below:

All Funds
Factset	Monthly	30 days after month end
Vickers Stock Research Corp.	Monthly	30 days after month end
Morningstar Inc.	Monthly	30 days after month end
Lipper, Inc.	Monthly	30 days after month end
Thomson Financial	Monthly	30 days after month end
Bloomberg LP	Monthly	30 days after month end
JPMorgan Chase & Co.	Monthly	30 days after month end
The McGraw-Hill Companies, Inc.—Standard & Poor’s	Monthly	30 days after month end

Tax Aware Equity Fund
New England Pension Consultants	Quarterly	30 days after quarter end

Tax Aware Equity Fund
Casey, Quirk & Associates	Monthly	10 days after month end

For a more complete discussion, see the “Portfolio Holdings Disclosure” section in Part II of this SAI.

SHARE OWNERSHIP

Trustees and Officers. As of January 31, 2012, the officers and Trustees, as a group, owned less than 1% of the shares of any class of each Fund.

Principal Holders. As of January 31, 2012, the persons who owned of record, or were known by the Trust, to own beneficially, 5% or more of the outstanding shares of any class of the Funds included in this SAI are shown in Attachment 1-A, Principal Shareholders.

FINANCIAL STATEMENTS

The Financial Statements are incorporated by reference into this SAI. The Financial Statements for the fiscal year ended October 31, 2011, have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm to the Trust, as indicated in its report with respect thereto, and are incorporated herein by reference in reliance upon the authority of said firm as experts in accounting and auditing in giving said report. These Financial Statements are available without charge upon request by calling J.P. Morgan Funds Services at 1-800-480-4111.

Part I - 22

Attachment 1-A

PRINCIPAL SHAREHOLDERS

JPM TAX AWARE EQUITY FUND
A SHARES	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FBO CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	29.74%

	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103-2523	50.48%

	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	5.57%

C SHARES	CITIGROUP GLOBAL MARKETS INC HOUSE ACCOUNT ATTN PETER BOOTH 7TH FL 333 W 34TH ST NEW YORK NY 10001-2402	14.22%

	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET	12.46%

Part I - 23

	ST LOUIS MO 63103-2523

	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 2ND FLR JACKSONVILLE FL 32246-6484	24.06%

	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA TWO FL 3 JERSEY CITY NJ 07311	5.09%

	PAUL K ODLAND & BARBARA R ODLAND JTWROS PO BOX 333 BEULAH MI 49617-0333	6.53%

	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	7.23%

INSTITUTIONAL SHARES	JPMORGAN CHASE BANK N.A.* FBO CLIENTS ATTN PB MF OPS 3OPS3 DE3-3740 500 STANTON CHRISTIANA RD NEWARK DE 19713-2105	91.44%

Part I - 24

SELECT SHARES	JPMORGAN CHASE BANK N.A.* FBO CLIENTS ATTN PB MF OPS 3OPS3 DE3-3740 500 STANTON CHRISTIANA RD NEWARK DE 19713-2105	95.96%
JPM TAX AWARE REAL RETURN FUND
A SHARES	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FBO CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	24.71%

	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	5.16%

	CITIGROUP GLOBAL MARKETS INC HOUSE ACCOUNT ATTN PETER BOOTH 7TH FL 333 W 34TH ST NEW YORK NY 10001-2402	6.24%

	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103-2523	6.91%

Part I - 25

	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	8.08%

	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA TWO FL 3 JERSEY CITY NJ 07311	8.02%

	PERSHING LLC P.O. BOX 2052 JERSEY CITY NJ 07303-2052	8.09%

	UBS WM USA OMNI ACCOUNT M/F ATTN DEPARTMENT MANAGER 499 WASHINGTON BLVD FL 9 JERSEY CITY NJ 07310-2055	21.56%

C SHARES	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FBO CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	28.49%

	CITIGROUP GLOBAL MARKETS INC HOUSE ACCOUNT	13.40%

Part I - 26

	ATTN PETER BOOTH 7TH FL 333 W 34TH ST NEW YORK NY 10001-2402

	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103-2523	6.09%

	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	18.87%

	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA TWO FL 3 JERSEY CITY NJ 07311	14.85%

	UBS WM USA OMNI ACCOUNT M/F ATTN DEPARTMENT MANAGER 499 WASHINGTON BLVD FL 9 JERSEY CITY NJ 07310-2055	5.77%

INSTITUTIONAL SHARES	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST	21.36%

Part I - 27

	SAN FRANCISCO CA 94104-4151

	JPMORGAN CHASE BANK N.A.* FBO CLIENTS ATTN PB MF OPS 3OPS3 DE3-3740 500 STANTON CHRISTIANA RD NEWARK DE 19713-2105	54.91%

SELECT SHARES	JPMORGAN CHASE BANK N.A.* FBO CLIENTS ATTN PB MF OPS 3OPS3 DE3-3740 500 STANTON CHRISTIANA RD NEWARK DE 19713-2105	87.54%

*	The shareholder of record is a subsidiary or affiliate of JPMorgan Chase & Co. (a “JPMorgan Affiliate”). Typically, the shares are held for the benefit of underlying accounts for which the JPMorgan Affiliate may have voting or investment power. To the extent that JPMorgan Affiliates own 25% or more of a class of shares of a Fund, JPMorgan Chase & Co. may be deemed to be a “controlling person” of such shares under the 1940 Act.

Persons owning 25% or more of the outstanding shares of a Fund may be presumed to “control” (as that term is defined in the 1940 Act) the Fund. As a result, those persons may have the ability to vote a majority of the shares of the Fund on any matter requiring the approval of the shareholders of the Fund.

Part I - 28

JPMorgan SMA Funds

STATEMENT OF ADDITIONAL INFORMATION

PART I

February 29, 2012, as supplemented January 23, 2013

JPMORGAN TRUST I (“JPMT I”)

JPMorgan Tax Aware Real Return SMA Fund

Ticker: JTARX

(the “Tax Aware Real Return SMA Fund” or the “Fund”)

This Statement of Additional Information (“SAI”) is not a prospectus but contains additional information which should be read in conjunction with the prospectus for the Fund dated February 29, 2012, as supplemented from time to time (the “Prospectus”). Additionally, this SAI incorporates by reference the audited financial statements included in the annual Shareholder Report dated October 31, 2011 relating to the Fund (the “Financial Statements”). The Prospectus and the Financial Statements, including the Independent Registered Public Accounting Firm’s reports, are available without charge upon request by contacting JPMorgan Distribution Services, Inc. (“JPMDS” or the “Distributor”), the Fund’s distributor, at 1111 Polaris Parkway, Columbus, OH 43240.

This SAI is divided into two Parts – Part I and Part II. Part I of this SAI contains information that is particular to the Fund. Part II of this SAI contains information that generally applies to the Fund and other J.P. Morgan Funds.

For more information about the Fund, simply write or call:

J.P. Morgan Funds Services

P.O. Box 8528

Boston, MA 02266-8528

1-800-480-4111

SAI-TARRSMA-113

PART I

PLEASE SEE PART II OF THIS SAI FOR ITS TABLE OF CONTENTS

GENERAL

The Trust and the Fund

The Fund is a series of JPMorgan Trust I (“JPMT I” or the “Trust”), an open-end, management investment company formed as a statutory trust under the laws of the State of Delaware on November 12, 2004, pursuant to a Declaration of Trust dated November 5, 2004, as subsequently amended. In addition to the Fund, the Trust consists of other series representing separate investment funds (each, a “J.P. Morgan Fund”).

Miscellaneous

This SAI describes the financial history, investment strategies and policies, management and operation of the Fund in order to enable investors to determine whether the Fund best suits their needs.

This SAI provides additional information with respect to the Fund and should be read in conjunction with the Fund’s current Prospectus. Capitalized terms not otherwise defined herein have the meanings accorded to them in the applicable Prospectus. The Fund’s executive offices are located at 270 Park Avenue, New York, NY 10017.

This SAI is divided into two Parts – Part I and Part II. Part I of this SAI contains information that is particular to the Fund. Part II of this SAI contains information that generally applies to the Fund and other series representing separate investment funds or portfolios of JPMT I, JPMorgan Trust II (“JPMT II”), J.P. Morgan Mutual Fund Group (“JPMMFG”), J.P. Morgan Mutual Fund Investment Trust (“JPMMFIT”) and J.P. Morgan Fleming Mutual Fund Group, Inc. (“JPMFMFG”), (each a “JPMorgan Fund,” and together with the Fund, the “JPMorgan Funds”). Throughout this SAI, JPMT I, JPMT II, JPMMFG, JPMMFIT and JPMFMFG are each referred to as a “Trust” and collectively, as the “Trusts.” Each Trust’s Board of Trustees, or Board of Directors in the case of JPMFMFG, is referred to herein as the “Board of Trustees,” and each trustee or director is referred to as a “Trustee.”

The Fund is advised by J.P. Morgan Investment Management Inc. (“JPMIM”). Certain other of the J.P. Morgan Funds are advised by Security Capital Research & Management Incorporated (“SCR&M”), and/or sub-advised by J.P. Morgan Private Investments Inc. (“JPMPI”), JF International Management Inc. (“JFIMI”) or Highbridge Capital Management, LLC (“HCM”). JPMIM, SCR&M, JPMPI, JFIMI and HCM are also referred to herein as the “Advisers” and, individually, as the “Adviser.” JPMPI, JFIMI and HCM are also referred to herein as the “Sub-Advisers” and, individually, as the “Sub-Adviser.”

Investments in the Fund are not deposits or obligations of, nor guaranteed or endorsed by, JPMorgan Chase Bank, N.A. (“JPMorgan Chase Bank”), an affiliate of the Adviser, or any other bank. Shares of the Fund are not federally insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other governmental agency. An investment in the Fund is subject to risk that may cause the value of the investment to fluctuate, and when the investment is redeemed, the value may be higher or lower than the amount originally invested by the investor.

Part I - 1

INVESTMENT POLICIES

The following investment policies have been adopted by JPMT I with respect to the Fund. The investment policies listed below under the heading “Fundamental Investment Policies” are “fundamental” policies which, under the Investment Company Act of 1940, as amended (the “1940 Act”), may not be changed without the vote of a majority of the outstanding voting securities of the Fund, as such term is defined in the “Additional Information” section in Part II of this SAI. All other investment policies of the Fund (including its investment objective) are non-fundamental, except as designated in the Prospectus or herein, and may be changed by the Trustees of the Fund without shareholder approval.

The percentage limitations contained in the policies below apply at the time of purchase of the securities. If a percentage or rating restriction on investment or use of assets set forth in a fundamental investment policy or a non-fundamental investment policy, or in a Prospectus is adhered to at the time of investment, later changes in percentage resulting from any cause other than actions by a Fund will not be considered a violation. If the value of the Fund’s holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Board of Trustees will consider what actions, if any, are appropriate to maintain adequate liquidity.

For purposes of fundamental investment policies regarding industry concentration, the Adviser may classify issuers by industry in accordance with classifications set forth in the Directory of Companies Filing Annual Reports with the U.S. Securities and Exchange Commission (“SEC”) or other sources. In the absence of such classification or if the Adviser determines in good faith based on its own information that the economic characteristics affecting a particular issuer make it more appropriate to be considered engaged in a different industry, the Adviser may classify an issuer accordingly. Accordingly, the composition of an industry or group of industries may change from time to time.

Fundamental Investment Policies

The Fund:

(1)	May not purchase the securities of any issuer if such purchase would not be consistent with the maintenance of the Fund’s status as a diversified company under the 1940 Act, or the rules and regulations thereunder, as such statute, rules or regulations may be amended from time to time;

(2)	May not purchase the securities of any issuer if, as a result more than 25% of the Fund’s total assets would be invested in securities of one or more issuers whose principal business activities are in the same industry, except as permitted by the SEC. This restriction does not apply to investments in securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or repurchase agreements secured thereby, and futures and options transactions issued or guaranteed by the U.S. government or any of its agencies or instrumentalities;

(3)	May not issue senior securities (as defined in the 1940 Act) except with respect to any permissible borrowings;

(4)	May not borrow money, except to the extent permitted under the 1940 Act or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time or as permitted by order or interpretation of the SEC;

Part I - 2

(5)	May not underwrite securities of other issuers, except to the extent that the Fund may be deemed an underwriter under certain securities laws in the deposition of “restricted securities”;

(6)	May not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the Fund from investing in securities issued by companies in an industry or group of industries in the real estate sector;

(7)	May not purchase physical commodities or contracts relating to physical commodities, except as permitted under the 1940 Act, or operate as a commodity pool, in each case as interpreted or modified by the regulatory authority having jurisdiction, from time to time; and

(8)	May make loans to other persons, in accordance with the Fund’s investment objective and policies and to the extent permitted by applicable law.

Non-Fundamental Investment Policies. The investment restrictions described below are non-fundamental restrictions of the Fund and may be changed by the Trustees of the Fund without shareholder approval:

The Fund:

(1)	May not acquire any illiquid securities, such as repurchase agreements with more than seven days to maturity or fixed time deposits with a duration of over seven calendar days, if as a result thereof, more than 15% of the market value of the Fund’s net assets would be in investments which are illiquid;

(2)	May not purchase securities on margin, make short sales of securities, or maintain a short position, provided that this restriction shall not be deemed to be applicable to the purchase or sale of when-issued or delayed delivery securities, or to short sales that are covered in accordance with SEC rules;

(3)	May not acquire securities of other investment companies, except as permitted by the 1940 Act or any order pursuant thereto; and

(4)	May not acquire the securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

INVESTMENT PRACTICES

The Fund invests in a variety of securities and employs a number of investment techniques. What follows is a list of some of the securities and techniques which may be utilized by the Fund. For a more complete discussion, see the “Investment Strategies and Policies” section in Part II of this SAI.

Instrument	Part II Section Reference
Adjustable Rate Mortgage Loans (“ARMs”): Loans in a mortgage pool which provide for a fixed initial mortgage interest rate for a specified period of time, after which the rate may be subject to periodic adjustments.	Mortgage-Related Securities

Part I - 3

Instrument	Part II Section Reference
Asset-Backed Securities: Securities secured by company receivables, home equity loans, truck and auto loans, leases and credit card receivables or other securities backed by other types of receivables or other assets.	Asset-Backed Securities
Auction Rate Securities: Auction rate municipal securities and auction rate preferred securities issued by closed-end investment companies.	Auction Rate Securities
Bank Obligations: Bankers’ acceptances, certificates of deposit and time deposits. Bankers’ acceptances are bills of exchange or time drafts drawn on and accepted by a commercial bank. Maturities are generally six months or less. Certificates of deposit and time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds.	Bank Obligations
Borrowings: The Fund may borrow for temporary purposes and/or for investment purposes. Such a practice will result in leveraging of the Fund’s assets and may cause a Fund to liquidate portfolio positions when it would not be advantageous to do so. The Fund must maintain continuous asset coverage of 300% of the amount borrowed, with the exception for borrowings not in excess of 5% of the Fund’s total assets made for temporary administrative purposes.	Miscellaneous Investment Strategies and Risks
Brady Bonds: Securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings.	Foreign Investments (including Foreign Currencies)
Call and Put Options: A call option gives the buyer the right to buy, and obligates the seller of the option to sell, a security at a specified price at a future date. A put option gives the buyer the right to sell, and obligates the seller of the option to buy, a security at a specified price at a future date. The Fund will sell only covered call and secured put options.	Options and Futures Transactions
Commercial Paper: Secured and unsecured short-term promissory notes issued by corporations and other entities. Maturities generally vary from a few days to nine months.	Commercial Paper
Commodity-Linked Derivatives: Instruments whose value derives from the price of a commodity, including commodity futures and commodity options.	Miscellaneous Investment Strategies and Risks
Common Stock: Shares of ownership of a company.	Equity Securities, Warrants and Rights
Common Stock Warrants and Rights: Securities, typically issued with preferred stock or bonds, that give the holder the right to buy a proportionate amount of common stock at a specified price.	Equity Securities, Warrants and Rights

Part I - 4

Instrument	Part II Section Reference
Convertible Securities: Bonds or preferred stock that can convert to common stock.	Convertible Securities
Corporate Debt Securities: May include bonds and other debt securities of domestic and foreign issuers, including obligations of industrial, utility, banking and other corporate issuers.	Debt Instruments
Credit Default Swaps (“CDSs”): A swap agreement between two parties pursuant to which one party pays the other a fixed periodic coupon for the specified life of the agreement. The other party makes no payment unless a credit event, relating to a predetermined reference asset, occurs. If such an event occurs, the party will then make a payment to the first party, and the swap will terminate.	Swaps and Related Swap Products
Custodial Receipts: A Fund may acquire securities in the form of custodial receipts that evidence ownership of future interest payments, principal payments or both on certain U.S. Treasury notes or bonds in connection with programs sponsored by banks and brokerage firms. These are not considered to be U.S. government securities. These notes and bonds are held in custody by a bank on behalf of the owners of the receipts.	Custodial Receipts
Demand Features: Securities that are subject to puts and standby commitments to purchase the securities at a fixed price (usually with accrued interest) within a fixed period of time following demand by the Fund.	Demand Features
Emerging Market Securities: Securities issued by issuers or governments in countries with emerging economies or securities markets which may be undergoing significant evolution and rapid development.	Foreign Investments (including Foreign Currencies)
Exchange Traded Funds (“ETFs”): Ownership interest in unit investment trusts, depositary receipts, and other pooled investment vehicles that hold a portfolio of securities or stocks designed to track the price performance and dividend yield of a particular broad-based, sector or international index. ETFs include a wide range of investments such as iShares, Standard & Poor’s Depositary Receipts (“SPDRs”) and NASDAQ 100s.	Investment Company Securities and Exchange Traded Funds
Foreign Currency Transactions: Strategies used to hedge against currency risks, for other risk management purposes or to increase income or gain to a Fund. These strategies may consist of use of any of the following: options on currencies, currency futures, options on such futures, forward foreign currency transactions (including non-deliverable forwards (“NDFs”)), forward rate agreements and currency swaps, caps and floors. Certain Funds may engage in such transactions in both U.S. and non-U.S. markets.	Foreign Investments (including Foreign Currencies)

Part I - 5

Instrument	Part II Section Reference
Foreign Investments: Equity and debt securities (e.g., bonds and commercial paper) of foreign entities and obligations of foreign branches of U.S. banks and foreign banks. Foreign securities may also include American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), European Depositary Receipts (“EDRs”) and American Depositary Securities.	Foreign Investments (including Foreign Currencies)
High Yield/High Risk Securities/Junk Bonds: Securities that are generally rated below investment grade by the primary rating agencies or are unrated but deemed by a Fund’s adviser to be of comparable quality.	Debt Instruments
Inflation-Linked Debt Securities: Includes fixed and floating rate debt securities of varying maturities issued by the U.S. government as well as securities issued by other entities such as corporations, foreign governments and foreign issuers.	Debt Instruments
Interfund Lending: Involves lending money and borrowing money for temporary purposes through a credit facility.	Miscellaneous Investment Strategies and Risks
Inverse Floating Rate Instruments: Leveraged variable debt instruments with interest rates that reset in the opposite direction from the market rate of interest to which the inverse floater is indexed.	Inverse Floaters and Interest Rate Caps
Investment Company Securities: Shares of other investment companies, including money market funds for which the adviser and/or its affiliates serve as investment adviser or administrator. The adviser will waive certain fees when investing in funds for which it serves as investment adviser, to the extent required by law.	Investment Company Securities and Exchange Traded Funds
Loan Assignments and Participations: Assignments of, or participations in, all or a portion of loans to corporations or to governments, including governments in less developed countries.	Loans
Mortgages (Directly Held): Debt instruments secured by real property.	Mortgage-Related Securities
Mortgage-Backed Securities: Debt obligations secured by real estate loans and pools of loans such as collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities (“CMBSs”) and other asset-backed structures.	Mortgage-Related Securities
Mortgage Dollar Rolls: A transaction in which the Fund sells securities for delivery in a current month and simultaneously contracts with the same party to repurchase similar but not identical securities on a specified future date.	Mortgage-Related Securities

Part I - 6

Instrument	Part II Section Reference
Municipal Securities: Securities issued by a state or political subdivision to obtain funds for various public purposes. Municipal securities include, among others, private activity bonds and industrial development bonds, as well as general obligation notes, tax anticipation notes, bond anticipation notes, revenue anticipation notes, other short-term tax-exempt obligations, municipal leases, obligations of municipal housing authorities and single family revenue bonds.	Municipal Securities
New Financial Products: New options and futures contracts and other financial products continue to be developed and a Fund may invest in such options, contracts and products.	Miscellaneous Investment Strategies and Risks
Options and Futures Transactions: The Fund may purchase and sell (a) exchange traded and over-the-counter put and call options on securities, indexes of securities and futures contracts on securities and indexes of securities and (b) futures contracts on securities and indexes of securities.	Options and Futures Transactions
Preferred Stock: A class of stock that generally pays a dividend at a specified rate and has preference over common stock in the payment of dividends and in liquidation.	Equity Securities, Warrants and Rights
Private Placements, Restricted Securities and Other Unregistered Securities: Securities not registered under the Securities Act of 1933, such as privately placed commercial paper and Rule 144A securities.	Miscellaneous Investment Strategies and Risks
Real Estate Investment Trusts (“REITs”): Pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interest.	Real Estate Investment Trusts
Repurchase Agreements: The purchase of a security and the simultaneous commitment to return the security to the seller at an agreed upon price on an agreed upon date. This is treated as a loan.	Repurchase Agreements
Reverse Repurchase Agreements: The sale of a security and the simultaneous commitment to buy the security back at an agreed upon price on an agreed upon date. This is treated as a borrowing by the Fund.	Reverse Repurchase Agreements
Securities Issued in Connection with Reorganizations and Corporate Restructurings: In connection with reorganizing or restructuring of an issuer, an issuer may issue common stock or other securities to holders of its debt securities.	Miscellaneous Investment Strategies and Risks
Securities Lending: The lending of up to 33 1/3% of the Fund’s total assets. In return, the Fund will receive cash, other securities, and/or letters of credit as collateral.	Securities Lending

Part I - 7

Instrument	Part II Section Reference
Short Selling: The Fund sells a security it does not own in anticipation of a decline in the market value of the security. To complete the transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is obligated to replace the security borrowed by purchasing it subsequently at the market price at the time of replacement.	Short Selling
Sovereign Obligations: Investments in debt obligations issued or guaranteed by a foreign sovereign government, or its agencies, authorities or political subdivisions.	Foreign Investments (including Foreign Currencies)
Stripped Mortgage-Backed Securities: Derivative multi-class mortgage securities which are usually structured with two classes of shares that receive different proportions of the interest and principal from a pool of mortgage assets. These include Interest Only (“IO”) and Principal Only (“PO”) securities issued outside a Real Estate Mortgage Investment Conduit (“REMIC”) or CMO structure.	Mortgage-Related Securities
Swaps and Related Swap Products: Swaps involve an exchange of obligations by two parties. Caps and floors entitle a purchaser to a principal amount from the seller of the cap or floor to the extent that a specified index exceeds or falls below a predetermined interest rate or amount. A Fund may enter into these transactions to manage its exposure to changing interest rates and other factors.	Swaps and Related Swap Products
Synthetic Variable Rate Instruments: Instruments that generally involve the deposit of a long-term tax exempt bond in a custody or trust arrangement and the creation of a mechanism to adjust the long-term interest rate on the bond to a variable short-term rate and a right (subject to certain conditions) on the part of the purchaser to tender it periodically to a third party at par.	Swaps and Related Swap Products
Temporary Defensive Positions: To respond to unusual circumstances the Fund may invest in cash and cash equivalents for temporary defensive purposes.	Miscellaneous Investment Strategies and Risks
Treasury Receipts: The Fund may purchase interests in separately traded interest and principal component parts of U.S. Treasury obligations that are issued by banks or brokerage firms and that are created by depositing U.S. Treasury notes and U.S. Treasury bonds into a special account at a custodian bank. Receipts include Treasury Receipts (“TRs”), Treasury Investment Growth Receipts (“TIGRs”), and Certificates of Accrual on Treasury Securities (“CATS”).	Treasury Receipts
U.S. Government Agency Securities: Securities issued by agencies and instrumentalities of the U.S. government. These include all types of securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”) and Federal Home Loan Mortgage Corporation (“Freddie Mac”), including funding notes, subordinated benchmark notes, CMOs and REMICs.	Mortgage-Related Securities

Part I - 8

Instrument	Part II Section Reference
U.S. Government Obligations: May include direct obligations of the U.S. Treasury, including Treasury bills, notes and bonds, all of which are backed as to principal and interest payments by the full faith and credit of the United States, and separately traded principal and interest component parts of such obligations that are transferable through the Federal book-entry system known as Separate Trading of Registered Interest and Principal of Securities (“STRIPS”) and Coupons Under Book-Entry Safekeeping (“CUBES”).	U.S. Government Obligations
Variable and Floating Rate Instruments: Obligations with interest rates which are reset daily, weekly, quarterly or some other frequency and which may be payable to the Fund on demand or at the expiration of a specified term.	Debt Instruments
When-Issued Securities, Delayed Delivery Securities and Forward Commitments: Purchase or contract to purchase securities at a fixed price for delivery at a future date.	When-Issued Securities, Delayed Delivery Securities and Forward Commitments
Zero-Coupon, Pay-in-Kind and Deferred Payment Securities: Zero-coupon securities are securities that are sold at a discount to par value and on which interest payments are not made during the life of the security. Pay-in-kind securities are securities that have interest payable by delivery of additional securities. Deferred payment securities are zero-coupon debt securities which convert on a specified date to interest bearing debt securities.	Debt Instruments

ADDITIONAL INFORMATION REGARDING FUND INVESTMENT PRACTICES

Tax Management Techniques. The Funds use the Adviser’s proprietary tax sensitive optimization model which is designed to reduce, but not eliminate, the impact of capital gains taxes on shareholders’ after tax total returns. Each Fund will try to minimize the realization of net short-term and long-term capital gains by matching securities sold at a gain with those sold at a loss to the extent practicable. In addition, when selling a portfolio security, each Fund will generally select the highest cost basis shares of the security to reduce the amount of realized capital gains. Because the gain on securities that have been held for more than one year is subject to a lower federal income tax rate, these securities will generally be sold before securities held less than one year. The use of these tax management techniques will not necessarily reduce a Fund’s portfolio turnover rate or prevent the Fund from selling securities to the extent warranted by shareholder transactions, actual or anticipated economic, market or issuer-specific developments or other investment considerations.

DIVERSIFICATION

JPMT I is a registered investment management company and the Fund is a diversified series of JPMT I. For a more complete discussion, see the “Diversification” section in Part II of this SAI.

QUALITY DESCRIPTION

Part I - 9

Various Nationally Recognized Statistical Rating Organizations (“NRSROs”) assign ratings to securities. Generally, ratings are divided into two main categories: “Investment Grade Securities” and “Non-Investment Grade Securities.” Although there is always a risk of default, rating agencies believe that issuers of Investment Grade Securities have a high probability of making payments on such securities. Non-Investment Grade Securities include securities that, in the opinion of the rating agencies, are more likely to default than Investment Grade Securities. The Fund only purchases securities that meet the rating criteria described in the prospectus. The Adviser will look at a security’s rating at the time of investment. If the securities are unrated, the Adviser must determine that they are of comparable quality to rated securities. Subsequent to its purchase by the Fund, a security may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. In such an event the Adviser will determine whether the Fund should continue to hold the security.

If the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the subdivision and the obligation is backed only by the assets and revenues of the subdivision, such subdivision is regarded as the sole issuer. Similarly, in the case of an industrial development revenue bond or pollution control revenue bond, if the bond is backed only by the assets and revenues of the non-governmental user, the non-governmental user is regarded as the sole issuer. If in either case the creating government or another entity guarantees an obligation, the guaranty is regarded as a separate security and treated as an issue of such guarantor. Since securities issued or guaranteed by states or municipalities are not voting securities, there is no limitation on the percentage of a single issuer’s securities which the Tax Aware Real Return Fund may own so long as it does not invest more than 5% of its total assets that are subject to the diversification limitation in the securities of such issuer, except obligations issued or guaranteed by the U.S. Government. Consequently, the Tax Aware Real Return Fund may invest in a greater percentage of the outstanding securities of a single issuer than would an investment company which invests in voting securities. See “Investment Restrictions” above.

In determining suitability of investment in a particular unrated security, the Adviser takes into consideration asset and debt service coverage, the purpose of the financing, history of the issuer, existence of other rated securities of the issuer and other relevant conditions, such as comparability to other issuers.

PORTFOLIO TURNOVER

A portfolio turnover rate is, in summary, the percentage computed by dividing the lesser of the Fund’s purchases or sales of securities (excluding short-term securities) by the average market value of the Fund. The Adviser intends to manage the Fund’s assets by buying and selling securities to help attain its investment objective. A rate of 100% indicates that the equivalent of all of the Fund’s assets have been sold and reinvested in a year. High portfolio turnover may affect the amount, timing and character of distributions, and, as a result, may increase the amount of taxes payable by shareholders. Higher portfolio turnover also results in higher transaction costs. To the extent that net short-term capital gains are realized by the Fund, any distributions resulting from such gains are considered ordinary income for federal income tax purposes. For a more complete discussion, see the “Distributions and Tax Matters” section in Part II of this SAI.

Part I - 10

The table below sets forth the Fund’s portfolio turnover rate for the two most recently completed fiscal years:

	Fiscal Year Ended
	10/31/10	10/31/11
Tax Aware Real Return SMA Fund	4%	17%

TRUSTEES

Standing Committees

There are four standing committees of the Board of Trustees: the Audit and Valuation Committee, the Compliance Committee, the Governance Committee and the Investments Sub-Committee.

During the fiscal year ended October 31, 2011, the Audit and Valuation Committee met 4 times, the Compliance Committee met 4 times, the Governance Committee met 4 times, and each Investments Sub-Committee met 5 times. For a more complete discussion, see the “Trustees” Section in Part II of this SAI.

Ownership of Securities

The following table shows the dollar range of each Trustee’s beneficial ownership as of December 31, 2011, in the Fund and each Trustee’s aggregate dollar range of ownership in any J.P. Morgan Fund that the Trustee oversees in the Family of Investment Companies.

Name of Trustee	Ownership of the Fund	Aggregate Dollar Rang of Equity Securities in All Registered Investment Companies Overseen by the Trustee in the Family of Investment Companies(1), (2)
Independent Trustees
John F. Finn	None	Over $100,000
Dr. Matthew Goldstein	None	Over $100,000
Robert J. Higgins	None	Over $100,000
Peter C. Marshall	None	Over $100,000
Mary E. Martinez(3)	None	None
Marilyn McCoy	None	Over $100,000
Mitchell M. Merin(3)	None	None
William G. Morton, Jr.	None	Over $100,000
Dr. Robert A. Oden, Jr.	None	Over $100,000
Marian U. Pardo(4)	None	None
Frederick W. Ruebeck	None	Over $100,000
James J. Schonbachler	None	Over $100,000

Interested Trustee Not Affiliated With The Adviser
Frankie D. Hughes	None	Over $100,000

(1)	A Family of Investment Companies means any two or more registered investment companies that share the same investment adviser or principal underwriter and hold themselves out to investors as related companies for purposes of investment and investor services. The Family of Investment Companies for which the Board of Trustees currently serves includes eleven registered investment companies (170 funds) including JPMMFG which liquidated November 29, 2012 and is in the process of winding up its affairs.
(2)	For Ms. McCoy and Messrs. Finn, Higgins, Marshall, Oden, and Ruebeck, these amounts include deferred compensation balances, as of December 31, 2011, through participation in the J.P. Morgan Funds’ Deferred Compensation Plan for Eligible Trustees. For a more complete discussion, see the “Trustee Compensation” section in Part II of this SAI.
(3)	Ms. Martinez and Mr. Merin became members of the Board of Trustees effective January 1, 2013.
(4)	Ms. Pardo will become a member of the Board of Trustees effective February 1, 2013.

Part I - 11

As of December 31, 2010, none of the independent Trustees or their immediate family members owned securities of the Adviser or JPMDS or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Adviser or JPMDS.

Trustee Compensation

Prior to January 1, 2013, the Funds of the J.P. Morgan Funds Complex overseen by the Trustees paid each Trustee an annual fee of $275,000 and reimbursed each Trustee for expenses incurred in connection with service as a Trustee. Beginning January 1, 2013, the Funds of the J.P. Morgan Funds Complex overseen by the Trustees will pay each Trustee an annual fee of $315,000 and reimburse each Trustee for expenses incurred in connection with service as a Trustee. In addition, the Funds pay the Chairman $225,000, the Vice Chairman $75,000 and from December 1, 2011 through February 29, 2012, the assistant to the Audit and Valuation Committee Chairman $6,250. The Chairman and Vice Chairman receive no additional compensation for service as committee or sub-committee chairmen. Committee chairs and sub-committee chairs who are not already receiving an additional fee are each paid $50,000. The Trustees may hold various other directorships unrelated to the J.P. Morgan Funds Complex. The J.P. Morgan Funds bore expenses related to administrative and staffing services provided to the former Chairman, in lieu of establishing an office of the former Chairman, in the amount of $6,000 per month.

Trustee aggregate compensation paid by the Fund and the J.P. Morgan Funds Complex for the calendar year ended December 31, 2011, is set forth below:

Name of Trustee	Tax Aware Real Return SMA Fund	Total Compensation Paid from “Fund Complex”(1)(9)
Independent Trustees
John F. Finn	$17	$275,000	(4)
Dr. Matthew Goldstein	20	325,000
Robert J. Higgins	20	325,000	(5)
Peter C. Marshall	22	350,000
Mary E. Martinez(2)	None	None
Marilyn McCoy	20	325,000
Mitchell M. Merin(2)	None	None
William G. Morton, Jr.	17	275,000
Dr. Robert A. Oden, Jr.	17	275,000	(6)
Marian U. Pardo(3)	None	None
Frederick W. Ruebeck	20	325,000	(7)
James J. Schonbachler	18	277,083	(8)

Interested Trustee Not Affiliated With The Adviser
Frankie D. Hughes	17	275,000

(1)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services, have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex currently overseen by the Board of Trustees includes eleven registered investment companies (170 Funds) including JPMMFG which liquidated November 29, 2012 and is in the process of winding up its affairs.
(2)	Ms. Martinez and Mr. Merin became members of the Board of Trustees effective January 1, 2013.
(3)	Ms. Pardo will become a member of the Board of Trustees effective February 1, 2013.
(4)	Includes $275,000 of Deferred Compensation.
(5)	Includes $325,000 of Deferred Compensation.
(6)	Includes $82,500 of Deferred Compensation.

Part I - 12

(7)	Includes $130,000 of Deferred Compensation.
(8)	Includes $2,083 of compensation related to Mr. Schonbachler’s duties as assistant to the Audit and Valuation Committee Chairman.
(9)	William J. Armstrong, Fergus Reid III, and Leonard M. Spalding, Jr. retired as Trustees of the Trusts effective December 31, 2012. For the period specified in the table above, the former trustees were paid the following total compensation from the J.P. Morgan Funds Complex.

Name of Former Trustee	Total Compensation Paid from Fund Complex	Amount of Deferred Compensation Included in Total
William J. Armstrong	$325,000	None
Fergus Reid, III	$500,000	Includes $100,000 of Deferred Compensation
Leonard M. Spalding, Jr.	$325,000	Includes $325,000 of Deferred Compensation

For a more complete discussion, see the “Trustee Compensation” section in Part II of this SAI.

INVESTMENT ADVISER

Investment Advisory Fees

The Fund will not pay any direct advisory or other fees. See “Fees and Expenses of the Fund” in the “Risk/Return Summary” section of the Fund’s Prospectus for more information on this arrangement. JPMIM will be compensated directly or indirectly by the separately managed account sponsors. JPMIM was paid $0 for the fiscal years ended October 31, 2009, 2010 and 2011.

PORTFOLIO MANAGERS

Portfolio Managers’ Other Accounts Managed

The following table shows information regarding all of the other accounts managed by each portfolio manager of the Fund as of October 31, 2011:

	Non-Performance Based Fee Advisory Accounts
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets ($thousands)	Number of Accounts	Total Assets ($thousands)	Number of Accounts	Total Assets ($thousands)
Tax Aware Real Return SMA Fund
Deepa Majmudar	3	$4,086,891	1	$51,860	0	$0
Richard Taormina		5,314,240	0	0	8	112,693

The following table shows information on the other accounts managed by each portfolio manager of the Fund that have advisory fees wholly or partly based on performance as of October 31, 2011:

	Performance Based Fee Advisory Accounts
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets ($thousands)	Number of Accounts	Total Assets ($thousands)	Number of Accounts	Total Assets ($thousands)
Tax Aware Real Return SMA Fund
Deepa Majmudar	0	$0	0	$0	0	$0
Richard Taormina	0	0	0	0	0	0

Part I - 13

Portfolio Managers’ Ownership Of Securities

The following table indicates the dollar range of shares of the Fund beneficially owned by each portfolio manager, as of October 31, 2011.

Aggregate Dollar Range of Securities in the Fund
	None	$1-$10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Deepa Majmudar	X
Richard Taormina	X

For a more complete discussion, see the “Portfolio Manager Compensation” section in Part II of this SAI.

ADMINISTRATOR

Administrator Fees

The table below sets forth the administration, administrative services and co-administration fees paid by the Fund to JPMorgan Funds Management, Inc. (the amount voluntarily waived is in parentheses) for the fiscal periods indicated (amounts in thousands).

	Fiscal Year Ended
	10/31/09		10/31/10		10/31/11
	Paid	Waived	Paid	Waived	Paid	Waived
Tax Aware Real Return SMA Fund	$—	$(8)	$—	$(12)	$—	$(23)

For a more complete discussion, see the “Administrator” section in Part II of this SAI.

DISTRIBUTOR

Compensation Paid to JPMDS

The following table describes the compensation paid by the Fund to the principal underwriter, JPMDS, for the fiscal year ended October 31, 2011.

	Net Underwriting Discounts and Commissions	Compensation on Redemptions and Repurchases	Brokerage Commissions	Other Compensation
Tax Aware Real Return SMA Fund	$—	$—	$—	$—

The aggregate amount of underwriting commissions retained by JPMDS from the Fund was $0 for the fiscal years ended 2009, 2010 and 2011.

For a more complete discussion, see the “Distributor” section in Part II of this SAI.

Part I - 14

BROKERAGE AND RESEARCH SERVICES

Brokerage Commissions

The Fund paid the following brokerage commissions to JPMDS for the fiscal periods indicated (amounts in thousands):

Fiscal Year Ended
	10/31/09	10/31/10	10/31/11
Tax Aware Real Return SMA Fund
Total Brokerage Commissions	$—	$—	$—
Brokerage Commissions to Affiliated Broker-Dealers	—	—	—

For a more complete discussion, see the “Portfolio Transactions” section in Part II of this SAI.

Broker Research

For the fiscal year ended October 31, 2011, JPMIM allocated brokerage commissions of approximately $0.00 to brokers who provided broker research including third party broker research for the Fund.

Securities of Regular Broker-Dealers

As of October 31, 2011, the Fund did not own any securities of its regular broker-dealers (or parents). For a more complete discussion, see the “Portfolio Transactions” section in Part II of this SAI.

TAX MATTERS

Capital Loss Carryforwards

For Federal income tax purposes, the Fund had capital loss carryforwards for the fiscal year ended October 31, 2011 in the amount indicated below (amount in thousands):

		Capital Loss Carryforwards	Expiration Date
Tax Aware Real Return SMA Fund		$53	10/31/2018
		12	10/31/2019
	Remaining	$65

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Fund after October 31, 2011, may get carried forward indefinitely, and retain their character as short-term and/or long-term losses. Prior to the Act, pre-enactment net capital losses incurred by the Fund were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

Part I - 15

PORTFOLIO HOLDINGS DISCLOSURE

A list of the entities that receive the Fund’s portfolio holdings information, the frequency with which it is provided to them and the length of the lag between the date of the information and the date it is disclosed is provided below:

Bloomberg LP	Monthly	30 days after month end
JPMorgan Chase & Co.	Monthly	30 days after month end
Lipper, Inc.	Monthly	30 days after month end
Merrill Lynch	Monthly	30 days after month end
MorningStar Inc.	Monthly	30 days after month end
The McGraw-Hill Companies, Inc.-Standard & Poor’s	Monthly	30 days after month end
Thomson Financial	Monthly	30 days after month end
Vickers Stock Research Corp.	Monthly	30 days after month end

For a more complete discussion, see the “Portfolio Holdings Disclosure” section in Part II of this SAI.

SHARE OWNERSHIP

Trustees and Officers

As of January 31, 2012, the officers and Trustees, as a group, owned less than 1% of the shares of the Fund.

Principal Holders

. As of January 31, 2012, the following persons owned of record, or were known by the Trust to own beneficially, 5% or more of the outstanding shares of the Fund:

TAX AWARE REAL RETURN SMA FUND
MLPFS FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 4800 DEER LAKE DR EAST – FL 3 JACKSONVILE, FL 32246-6484	100%

*	The shareholder of record is a subsidiary or affiliate of JPMorgan Chase & Co. (a “JPMorgan Affiliate”). Typically, the shares are held for the benefit of underlying accounts for which the JPMorgan Affiliate may have voting or investment power. To the extent that JPMorgan Affiliates own 25% or more of shares of a Fund, JPMorgan Chase & Co. may be deemed to be a “controlling person” of such shares under the 1940 Act.

Persons owning 25% or more of the outstanding shares of the Fund may be presumed to “control” (as that term is defined in the 1940 Act) the Fund. As a result, those persons may have the ability to control the outcome on any matter requiring the approval of shareholders of the Fund.

Principal Holders

As of January 31, 2012, the persons who owned of record, or were known by the Trust to own beneficially, 5% or more of the outstanding shares of the Fund included in this SAI are shown in Attachedment Principal Shareholders.

Part I - 16

FINANCIAL STATEMENTS

The Financial Statements are incorporated by reference into this SAI. The Financial Statements for the fiscal year ended October 31, 2011 have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm to the Trust, as indicated in its report with respect thereto, and are incorporated herein by reference in reliance upon the authority of said firm as experts in accounting and auditing in giving said report. These Financial Statements are available without charge upon request by calling J.P. Morgan Funds Services at 1-800-480-4111.

Part I - 17

J.P. Morgan Income Funds

STATEMENT OF ADDITIONAL INFORMATION

PART I

July 1, 2012, as supplemented January 23, 2013

JPMORGAN TRUST I (“JPMT I”)

JPMorgan Current Income Fund

Select/JPCSX; Institutional/JPCIX

(the “Current Income Fund” or the “Fund”)

This Statement of Additional Information (“SAI”) is not a prospectus, but contains additional information which should be read in conjunction with the prospectuses for the Fund dated July 1, 2012, as supplemented from time to time (“Prospectuses”). Additionally, this SAI incorporates by reference the audited financial statements dated February 29, 2012, included in the annual shareholder report relating to the Fund (the “Financial Statements”). The Prospectuses and the Financial Statements, including the Independent Registered Public Accounting Firm’s reports, are available without charge upon request by contacting JPMorgan Distribution Services, Inc. (“JPMDS” or the “Distributor”), the Fund’s distributor, at 1111 Polaris Parkway, Columbus, Ohio 43240.

This SAI is divided into two Parts – Part I and Part II. Part I of this SAI contains information that is particular to the Fund. Part II of this SAI contains information that generally applies to the Fund and other J.P. Morgan Funds.

For more information about the Fund, simply write or call:

J.P. Morgan Institutional Funds Service Center

500 Stanton Christiana Road, 3-OPS3

Newark, DE 19713

1-800-766-7722

SAI-CIF-113

PART I

PLEASE SEE PART II OF THIS SAI FOR ITS TABLE OF CONTENTS

GENERAL

The Trust and the Fund

The Fund is a series of JPMorgan Trust I (“JPMT I”), an open-end, management investment company formed as a statutory trust under the laws of the State of Delaware on November 12, 2004, pursuant to a Declaration of Trust dated November 5, 2004, as subsequently amended. In addition to the Fund, JPMT I consists of other series representing separate investment funds (each a “J.P. Morgan Fund”).

Share Classes

Shares of the Fund are generally offered in multiple classes. The Board of Trustees of JPMT I has authorized the issuance and sale of the following share classes of the Fund: Select Class and Institutional Class Shares (collectively the “Shares.”)

Miscellaneous

This SAI describes the financial history, investment strategies and policies, management and operation of the Fund in order to enable investors to determine whether the Fund best suits their needs.

This SAI provides additional information with respect to the Fund and should be read in conjunction with the Fund’s current Prospectuses. Capitalized terms not otherwise defined herein have the meanings accorded to them in the applicable Prospectuses. The Fund’s executive offices are located at 270 Park Avenue, New York, NY 10017.

This SAI is divided into two Parts – Part I and Part II. Part I of this SAI contains information that is particular to the Fund. Part II of this SAI contains information that generally applies to the Fund and other series representing separate investment funds or portfolios of JPMT I, JPMorgan Trust II (“JPMT II”), J.P. Morgan Mutual Fund Group (“JPMMFG”), J.P. Morgan Mutual Fund Investment Trust (“JPMMFIT”) and J.P. Morgan Fleming Mutual Fund Group, Inc. (“JPMFMFG”), (each a “J.P. Morgan Fund,” and together with the Fund, the “J.P. Morgan Funds”). Throughout this SAI, JPMT I, JPMT II, JPMMFG, JPMMFIT and JPMFMFG are each referred to as a “Trust” and collectively, as the “Trusts.” Each Trust’s Board of Trustees, or Board of Directors in the case of JPMFMFG, is referred to herein as the “Board of Trustees,” and each trustee or director is referred to as a “Trustee.”

The Fund is advised by J.P. Morgan Investment Management Inc. (“JPMIM”). Certain other of the J.P. Morgan Funds are advised by Security Capital Research & Management Incorporated (“SC-R&M”), and/or sub-advised by J.P. Morgan Private Investment Inc. (“JPMPI”), JF International Management Inc. (“JFIMI”) or Highbridge Capital Management, LLC (“HCM”). JPMIM, SC-R&M, JPMPI, JFIMI and HCM are also referred to herein as the “Advisers” and, individually, as the “Adviser.” JPMPI, JFIMI and HCM are also referred to herein as the “Sub-Advisers” and, individually, as the “Sub-Adviser.”

Investments in the Fund are not deposits or obligations of, nor guaranteed or endorsed by, JPMorgan Chase Bank, N.A. (“JPMorgan Chase Bank”), an affiliate of the Adviser, or any other bank. Shares of the Fund are not federally insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other governmental agency. An investment in the Fund is subject to risk that may cause the value of the investment to fluctuate, and when the investment is redeemed, the value may be higher or lower than the amount originally invested by the investor.

Part I - 1

INVESTMENT POLICIES

The following investment policies have been adopted by JPMT I with respect to the Fund. The investment policies listed below under the heading “Fundamental Investment Policies” are “fundamental” policies which, under the Investment Company Act of 1940, as amended (the “1940 Act”), may not be changed without the vote of a majority of the outstanding voting securities of the Fund, as such term is defined in the “Additional Information” section in Part II of this SAI. All other investment policies of the Fund (including its investment objective) are non-fundamental, unless otherwise designated in the Prospectus or herein, and may be changed by the Trustees of the Fund without shareholder approval.

The percentage limitations contained in the policies below apply at the time of purchase of the securities. If a percentage or rating restriction on investment or use of assets set forth in a fundamental investment policy or a non-fundamental investment policy or in a Prospectus is adhered to at the time of investment, later changes in percentage resulting from any cause other than actions by the Fund will not be considered a violation. If the value of the Fund’s holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Board of Trustees will consider what actions, if any, are appropriate to maintain adequate liquidity.

For purposes of fundamental investment restrictions regarding industry concentration, “to concentrate” generally means to invest more than 25% of a Fund’s assets, taken at market value at the time of investment. This restriction does not apply to investments in securities issued or guaranteed by the U.S. government, any state or territory of the U.S., its agencies, instrumentalities, or political subdivisions, or repurchase agreements secured thereby, and futures and options transactions issued or guaranteed by any of the foregoing. For purposes of fundamental investment policies regarding industry concentration, the Adviser may classify issuers by industry in accordance with classifications set forth in the Directory of Companies Filing Annual Reports with the U.S. Securities and Exchange Commission (“SEC”) or other sources. In the absence of such classification or if the Adviser determines in good faith based on its own information that the economic characteristics affecting a particular issuer make it more appropriate to be considered engaged in a different industry, the Adviser may classify an issuer accordingly. Accordingly, the composition of an industry or group of industries may change from time to time. For purposes of fundamental investment policies regarding industry concentration, “group of industries” means a group of related industries, as determined in good faith by the Adviser, based on published classifications or other sources.

Fundamental Investment Policies.

The Fund:

(1)	Except as otherwise permitted by the SEC, may not purchase any security that would cause the Fund to concentrate its investments in the securities of issuers primarily engaged in a particular industry or group of industries other than the banking industry;

(2)	May not issue senior securities, except as permitted under the 1940 Act or any rule, order or interpretation thereunder;

(3)	May not borrow money, except to the extent permitted by applicable law;

(4)	May not underwrite securities of other issuers, except to the extent that the Fund, in disposing of portfolio securities, may be deemed an underwriter within the meaning of the Securities Act of 1933 Act, as amended;

Part I - 2

(5)	May not purchase or sell commodities or commodity contracts unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts; but this shall not prevent the Fund from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), options on financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments including derivatives related to physical commodities or investments in exchange traded funds, investment companies, and pooled investment vehicles that invest in commodities or commodity futures including those structured as grantor trusts;

(6)	May not purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may:

(a) invest in securities or other instruments directly or indirectly secured by real estate, and

(b) invest in securities or other instruments issued by issuers that invest in real estate; or

(7)	May make loans to other persons, in accordance with the Fund’s investment objective and policies and to the extent permitted by applicable law.

Fundamental investment policy (2) shall be interpreted based upon no-action letters and other pronouncements of the staff of the SEC. Generally, the 1940 Act limits the Fund’s ability to borrow money on a non-temporary basis if such borrowings constitute “senior securities.” As noted in “Investment Strategies and Policies – Miscellaneous Investment Strategies and Risks – Borrowings” in SAI Part II, in addition to temporary borrowing, the Fund may borrow from any bank, provided that immediately after any such borrowing there is an asset coverage of at least 300% for all borrowings by a fund and provided further, that in the event that such asset coverage shall at any time fall below 300%, the Fund shall, within three days (not including Sundays and holidays) thereafter or such longer period as the SEC may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowing shall be at least 300%. The Fund may also borrow money or engage in economically similar transactions if those transactions do not constitute “senior securities” under the 1940 Act. Under current pronouncements, certain Fund positions (e.g., reverse repurchase agreements) are excluded from the definition of “senior security” so long as the Fund maintains adequate cover, segregation of assets or otherwise. Similarly, a short sale will not be considered a senior security if the Fund takes certain steps contemplated by SEC staff pronouncements, such as ensuring the short sale transaction is adequately covered.

Pursuant to fundamental policy (7), the Fund may lend to other J.P. Morgan Funds as described under “Interfund Lending” in Part II of this Statement of Additional Information. In addition, the Fund may invest in types of investments and engage in transactions that are considered lending transactions. The types of investments and strategies that the Fund may use are described in further detail in the Prospectuses and this SAI.

Non-Fundamental Investment Policies. The investment policies described below are non-fundamental policies of the Fund and may be changed by the Board of Trustees without shareholder approval.

Part I - 3

The Fund:

(1)	May not acquire any illiquid securities, such as repurchase agreements with more than seven days to maturity or fixed time deposits with a duration of over seven calendar days, if as a result thereof, more than 10% of the market value of the Fund’s net assets would be in investments which are illiquid;

(2)	May not purchase or sell interests in oil, gas or mineral leases; or

(3)	May not acquire the securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

INVESTMENT PRACTICES

The Fund invests in a variety of securities and employs a number of investment techniques. What follows is a list of some of the securities and techniques which may be utilized by the Fund. For a more complete discussion, see the “Investment Strategies and Policies” section in Part II of this SAI.

Instrument	Part II Section Reference
Asset-Backed Securities: Securities secured by company receivables, truck and auto loans, leases, credit card receivables and other securities backed by other types of receivables or other assets.	Asset-Backed Securities
Bank Obligations: Bankers’ acceptances, certificates of deposit and time deposits. Bankers’ acceptances are bills of exchange or time drafts drawn on and accepted by a commercial bank. Maturities are generally six months or less. Certificates of deposit and time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds.	Bank Obligations
Borrowings: The Fund may borrow for temporary purposes and/or for investment purposes. Such a practice will result in leveraging of the Fund’s assets and may cause the Fund to liquidate portfolio positions when it would not be advantageous to do so. The Fund must maintain continuous asset coverage of 300% of the amount borrowed, with the exception for borrowings not in excess of 5% of the Fund’s total assets made for temporary administrative purposes.	Miscellaneous Investment Strategies and Risks
Commercial Paper: Secured and unsecured short-term promissory notes issued by corporations and other entities. Maturities generally vary from a few days to nine months.	Commercial Paper
Corporate Debt Securities: May include bonds and other debt securities of domestic and foreign issuers, including obligations of industrial, utility, banking and other corporate issuers.	Debt Instruments
Demand Features: Securities that are subject to puts and standby commitments to purchase the securities at a fixed price (usually with accrued interest) within a fixed period of time following demand by the Fund.	Demand Features
Foreign Investments: Equity and debt securities (e.g., bonds and commercial paper) of foreign entities and obligations of foreign branches of U.S. banks and foreign banks. Foreign securities may also include American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), European Depositary Receipts (“EDRs”) and American Depositary Securities.	Foreign Investments (including Foreign Currencies)

Part I - 4

Instrument	Part II Section Reference
Municipal Securities: Securities issued by a state or political subdivision to obtain funds for various public purposes. Municipal securities include, among others, private activity bonds and industrial development bonds, as well as general obligation notes, tax anticipation notes, bond anticipation notes, revenue anticipation notes, other short-term tax-exempt obligations, municipal leases, obligations of municipal housing authorities and single family revenue bonds.	Municipal Securities
Obligations of Supranational Agencies: Obligations which are chartered to promote economic development and are supported by various governments and governmental agencies.	Foreign Investments (including Foreign Currencies)
Private Placements, Restricted Securities and Other Unregistered Securities: Securities not registered under the Securities Act of 1933, such as privately placed commercial paper and Rule 144A securities.	Miscellaneous Investment Strategies and Risks
Repurchase Agreements: The purchase of a security and the simultaneous commitment to return the security to the seller at an agreed upon price on an agreed upon date. This is treated as a loan.	Repurchase Agreements
Reverse Repurchase Agreements: The sale of a security and the simultaneous commitment to buy the security back at an agreed upon price on an agreed upon date. This is treated as a borrowing by the Fund.	Reverse Repurchase Agreements
Short-Term Funding Agreements: Agreements issued by banks and highly rated U.S. insurance companies such as Guaranteed Investment Contracts (“GICs”) and Bank Investment Contracts (“BICs”).	Short-Term Funding Agreements
Sovereign Obligations: Investments in debt obligations issued or guaranteed by a foreign sovereign government or its agencies, authorities or political subdivisions.	Foreign Investments (including Foreign Currencies)
Structured Investments: A security having a return tied to an underlying index or other security or asset class. Structured investments generally are individually negotiated agreements and may be traded over-the-counter. Structured investments are organized and operated to restructure the investment characteristics of the underlying security.	Structured Investments
Synthetic Variable Rate Instruments: Instruments that generally involve the deposit of a long-term tax exempt bond in a custody or trust arrangement and the creation of a mechanism to adjust the long-term interest rate on the bond to a variable short-term rate and a right (subject to certain conditions) on the part of the purchaser to tender it periodically to a third party at par.	Swaps and Related Swap Products
Temporary Defensive Positions: To respond to unusual circumstances the Fund may invest in cash and cash equivalents for temporary defensive purposes.	Miscellaneous Investment Strategies and Risks

Part I - 5

Instrument	Part II Section Reference
Treasury Receipts: The Fund may purchase interests in separately traded interest and principal component parts of U.S. Treasury obligations that are issued by banks or brokerage firms and that are created by depositing U.S. Treasury notes and U.S. Treasury bonds into a special account at a custodian bank. Receipts include Treasury Receipts (“TRs”), Treasury Investment Growth Receipts (“TIGRs”), and Certificates of Accrual on Treasury Securities (“CATS”).	Treasury Receipts
U.S. Government Agency Securities: Securities issued or guaranteed by agencies and instrumentalities of the U.S. government. These include all types of securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“Freddie Mac”), including funding notes, subordinated benchmark notes, collateralized mortgage obligations (“CMOs”) and real estate mortgage investment conduits (“REMICs”).	Mortgage-Related Securities
U.S. Government Obligations: May include direct obligations of the U.S. Treasury, including Treasury bills, notes and bonds, all of which are backed as to principal and interest payments by the full faith and credit of the United States, and separately traded principal and interest component parts of such obligations that are transferable through the Federal book-entry system known as Separate Trading of Registered Interest and Principal of Securities (“STRIPS”) and Coupons Under Book-Entry Safekeeping (“CUBES”).	U.S. Government Obligations
Variable and Floating Rate Instruments: Obligations with interest rates which are reset daily, weekly, quarterly or some other frequency and which may be payable to the Fund on demand or at the expiration of a specified term.	Debt Instruments
When-Issued Securities, Delayed Delivery Securities and Forward Commitments: Purchase or contract to purchase securities at a fixed price for delivery at a future date.	When-Issued Securities, Delayed Delivery Securities and Forward Commitments
Zero-Coupon, Pay-in-Kind and Deferred Payment Securities: Zero-coupon securities are securities that are sold at a discount to par value and on which interest payments are not made during the life of the security. Pay-in-kind securities are securities that have interest payable by delivery of additional securities. Deferred payment securities are zero-coupon debt securities which convert on a specified date to interest bearing debt securities.	Debt Instruments

DIVERSIFICATION

JPMT I is a registered management investment company and the Fund is a diversified series of JPMT I. For a more complete discussion, see the “Diversification” section in Part II of this SAI.

Part I - 6

PORTFOLIO TURNOVER

A portfolio turnover rate is, in summary, the percentage computed by dividing the lesser of the Fund’s purchases or sales of securities (excluding short-term securities) by the average market value of the Fund. The Adviser intends to manage the Fund’s assets by buying and selling securities to help attain its investment objective. A rate of 100% indicates that the equivalent of all of the Fund’s assets have been sold and reinvested in a year. High portfolio turnover may affect the amount, timing and character of distributions, and, as a result, may increase the amount of taxes payable by shareholders. Higher portfolio turnover also results in higher transaction costs. To the extent that net short-term capital gains are realized by the Fund, any distributions resulting from such gains are considered ordinary income for federal income tax purposes. For a more complete discussion, see the “Distributions and Tax Matters” section in Part II of this SAI.

The table below sets forth the Fund’s portfolio turnover rate for the last fiscal period ended February 29, 2012.

Fiscal Period Ended February 29, 2012
Current Income Fund	0.00%

TRUSTEES

Standing Committees

There are four standing committees of the Board of Trustees: the Audit and Valuation Committee, the Compliance Committee, the Governance Committee and the Investments Committee.

During the fiscal year ended February 29, 2012, the Audit and Valuation Committee met four times, the Compliance Committee met four times, the Governance Committee met four times, and each Investments Sub-Committee met five times. For a more complete discussion, see the “Trustees” section in Part II of this SAI.

Ownership of Securities

The following table shows the dollar range of each Trustee’s beneficial ownership as of December 31, 2011, in the Fund and each Trustee’s aggregate dollar range of ownership in any Funds that the Trustee oversees in the Family of Investment Companies.

Name of Trustee	Ownership of Current Income Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by the Trustee in the Family of Investment Companies(1), (2)
Independent Trustees
John F. Finn	None	Over $100,000
Dr. Matthew Goldstein	None	Over $100,000
Robert J. Higgins	None	Over $100,000
Peter C. Marshall	None	Over $100,000
Mary E. Martinez(3)	None	None
Marilyn McCoy	None	Over $100,000
Mitchell M. Merin(3)	None	None
William G. Morton, Jr.	None	Over $100,000
Dr. Robert A. Oden, Jr.	None	Over $100,000

Part I - 7

Name of Trustee	Ownership of Current Income Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by the Trustee in the Family of Investment Companies(1), (2)
Marian U. Pardo(4)	None	None
Frederick W. Ruebeck	None	Over $100,000
James J. Schonbachler	None	Over $100,000

Interested Trustee Not Affiliated With The Adviser
Frankie D. Hughes	None	Over $100,000

(1)	A Family of Investment Companies means any two or more registered investment companies that share the same investment adviser or principal underwriter and hold themselves out to investors as related companies for purposes of investment and investor services. The Family of Investment Companies for which the Board of Trustees currently serves includes 11 registered investment companies (170 funds) including JPMMFG which liquidated November 29, 2012 and is in the process of winding up its affairs.
(2)	For Ms. McCoy and Messrs. Finn, Higgins, Marshall, Oden, and Ruebeck, the amount includes deferred compensation balances, as of December 31, 2011, through participation in the J.P. Morgan Funds’ Deferred Compensation Plan for Eligible Trustees. For a more complete discussion, see the “Trustees Compensation” section in Part II of this SAI.
(3)	Ms. Martinez and Mr. Merin became members of the Board of Trustees effective January 1, 2013.
(4)	Ms. Pardo will become a member of the Board of Trustees effective February 1, 2013.

As of December 31, 2011, none of the independent Trustees or their immediate family members owned securities of the Adviser or JPMDS or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Adviser or JPMDS.

Trustee Compensation

Prior to January 1, 2013, the Funds of the J.P. Morgan Funds Complex overseen by the Trustees paid each Trustee an annual fee of $275,000 and reimbursed each Trustee for expenses incurred in connection with service as a Trustee. Beginning January 1, 2013, the Funds of the J.P. Morgan Funds Complex overseen by the Trustees will pay each Trustee an annual fee of $315,000 and reimburse each Trustee for expenses incurred in connection with service as a Trustee. In addition, the Funds pay the Chairman $225,000, the Vice Chairman $75,000 and from December 1, 2011 through February 29, 2012, the assistant to the Audit and Valuation Committee Chairman $6,250. The Chairman and Vice Chairman receive no additional compensation for service as committee or sub-committee chairmen. Committee chairs and sub-committee chairs who are not already receiving an additional fee are each paid $50,000. The Trustees may hold various other directorships unrelated to the J.P. Morgan Funds Complex. The J.P. Morgan Funds bore expenses related to administrative and staffing services provided to the former Chairman, in lieu of establishing an office of the former Chairman, in the amount of $6,000 per month.

Unless otherwise noted, trustee aggregate compensation paid by the Fund and the J.P. Morgan Funds Complex for the calendar year ended December 31, 2011, is set forth below:

Name of Trustee	Current Income Fund	Total Compensation Paid from the Fund Complex(1)(9)
Independent Trustees
John F. Finn	$2	$275,000	(4)
Dr. Matthew Goldstein	2	325,000
Robert J. Higgins	2	325,000	(5)
Peter C. Marshall	3	350,000
Mary E. Martinez(2)	None	None
Marilyn McCoy	2	325,000
Mitchell M. Merin(2)	None	None
William G. Morton, Jr.	2	275,000
Dr. Robert A. Oden, Jr.	2	275,000	(6)

Part I - 8

Name of Trustee	Current Income Fund	Total Compensation Paid from the Fund Complex(1)(9)
Marian U. Pardo(3)	None	None
Frederick W. Ruebeck	2	325,000	(7)
James J. Schonbachler	2	277,083(8)

Interested Trustee Not Affiliated With The Adviser
Frankie D. Hughes	2	275,000

(1)	A Fund Complex means two or more registered investment companies that (i) hold themselves out to investors as related companies for purposes of investment and investor services or (ii) have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees currently serves includes 11 registered investment companies (170 funds) including JPMMFG which liquidated November 29, 2012 and is in the process of winding up its affairs.
(2)	Ms. Martinez and Mr. Merin became members of the Board of Trustees effective January 1, 2013.
(3)	Ms. Pardo will become a member of the Board of Trustees effective February 1, 2013.
(4)	Includes $275,000 of Deferred Compensation.
(5)	Includes $325,000 of Deferred Compensation.
(6)	Includes $82,500 of Deferred Compensation.
(7)	Includes $130,000 of Deferred Compensation.
(8)	Includes $2,083 of compensation related to Mr. Schonbachler’s duties as assistant to the Audit and Valuation Committee Chairman.
(9)	William J. Armstrong, Fergus Reid III, and Leonard M. Spalding, Jr. retired as Trustees of the Trusts effective December 31, 2012. For the period specified in the table above, the former trustees were paid the following total compensation from the J.P. Morgan Funds Complex.

Name of Former Trustee	Total Compensation Paid from Fund Complex	Amount of Deferred Compensation Included in Total
William J. Armstrong	$325,000	None
Fergus Reid, III	$500,000	Includes $100,000 of Deferred Compensation
Leonard M. Spalding, Jr.	$325,000	Includes $325,000 of Deferred Compensation

INVESTMENT ADVISER

Investment Advisory Fees

During the fiscal period indicated, the Fund paid the following investment advisory fees to JPMIM, and JPMIM waived investment advisory fees as follows (the amount waived is in parentheses).

	Fiscal Period Ended February 29, 2012
	Paid	Waived
Current Income Fund	$—	$(9,164)

For more information about the investment adviser, see the “Investment Advisers and Sub-Advisers” section in Part II of this SAI.

PORTFOLIO MANAGERS

Portfolio Managers’ Other Accounts Managed

The following table shows information on the other accounts managed by each portfolio manager as of February 29, 2012:

	Non-Performance Based Fee Advisory Accounts
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets ($thousands)	Number of Accounts	Total Assets ($thousands)	Number of Accounts	Total Assets ($thousands)
Current Income Fund
John Donohue	1	$1,125,052	0	$0	0	$0
John H. Tobin	10	241,826,940	11	139,898,781	0	0
Christopher M. Tufts	10	241,826,940	15	140,801,563	11	4,710,548

Part I - 9

The following table shows information on the other accounts managed by each portfolio manager that have advisory fees wholly or partly based on performance as of February 29, 2012:

	Performance Based Fee Advisory Accounts
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets ($thousands)	Number of Accounts	Total Assets ($thousands)	Number of Accounts	Total Assets ($thousands)
Current Income Fund
John Donohue	0	$0	0	$0	0	$0
John H. Tobin	0	0	0	0	0	0
Christopher M. Tufts	0	0	0	0	0	0

Portfolio Managers — Ownership of Securities

The following table indicates the dollar range of securities of the Fund beneficially owned by each portfolio manager as of February 29, 2012.

Aggregate Dollar Range of Securities in the Fund
Fund	None	$1-$10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Current Income Fund
John Donohue	X
John H. Tobin	X
Christopher M. Tufts	X

For a more complete discussion of the portfolio managers’ compensation, see the “Portfolio Manager Compensation” section in Part II of this SAI.

ADMINISTRATOR

Administrator Fees

The table below sets forth the administration and administrative services fees paid by the Fund to JPMorgan Funds Management, Inc. (the amounts waived are in parentheses) as of the fiscal period indicated:

	Fiscal Period Ended February 29, 2012
	Paid	Waived
Current Income Fund	$—	$(5,398)

For more information about the Administrator, see the “Administrator” section in Part II of this SAI.

Part I - 10

DISTRIBUTOR

Compensation Paid to JPMDS

The following table describes the compensation paid by the Fund to the principal underwriter, JPMDS, for the fiscal period ended February 29, 2012 (amounts have been rounded up to the whole number).

Fund	Net Underwriting Discounts and Commissions	Compensation on Redemptions and Repurchases	Brokerage Commissions	Other Compensation*
Current Income Fund	$—	$—	$—	$—

*	Fees paid by the Fund pursuant to Rule 12b-1 are provided in “Distribution Fees” section below.

The aggregate amount of underwriting commissions retained by JPMDS from the Fund for the fiscal period ended February 29, 2012 was $0.00. For more information about the Distributor, see the “Distributor” section in Part II of this SAI.

Distribution Fees

The Fund is not subject to distribution fees. For a more complete discussion of the Distribution Plan, see the “Distribution Plan” section in Part II of this SAI.

SHAREHOLDER SERVICING

Shareholder Services Fees

Under the Shareholder Servicing Agreement, the Fund has agreed to pay JPMDS, for providing shareholder services and other related services, a fee at the following annual rates (expressed as a percentage of the average daily net asset value of Fund shares owned by or for shareholders):

Select Class	0.25%
Institutional Class	0.10%

The table below sets forth the fees paid to JPMDS (the amounts waived are in parentheses) for the fiscal period indicated.

	Fiscal Period Ended February 29, 2012
	Paid	Waived
Current Income Fund
Select Class	$56	$(97)
Institutional Class	—	(6,048)

For more information concerning shareholder servicing, see the “Shareholder Servicing” section in Part II of this SAI.

Part I - 11

BROKERAGE AND RESEARCH SERVICES

Brokerage Commissions

There were no brokerage commissions paid by the Fund during the fiscal period ended February 29, 2012. For more information concerning brokerage commissions, see the “Portfolio Transactions” section in Part II of this SAI.

Broker Research

There was no brokerage commissions allocated to brokers for broker research for the fiscal period ended February 29, 2012.

Securities of Regular Broker-Dealers

As of February 29, 2012, the Fund owned securities of their regular broker-dealers (or parents) as shown below:

Fund	Name of Broker-Dealer	Value of Securities Owned (000's)
Current Income Fund	Bank of America Corporation	$300,000
	Barclays Capital Inc.	348,999
	Deutsche Bank AG	200,044
	HSBC Securities Inc.	274,914
	Royal Bank of Scotland Group	299,999
	UBS Financial Services Inc.	300,130

For a more complete discussion, see the “Portfolio Transactions” section in Part II of this SAI.

FINANCIAL INTERMEDIARY

Other Cash Compensation Payments

During the fiscal year ended February 29, 2012, JPMIM and SCR&M paid approximately $128,410,351 and $147,004, respectively, for all of the J.P. Morgan Funds pursuant to their other cash compensation arrangements. For a more complete discussion, see the “Cash Compensation to Financial Intermediaries” section in Part II of this SAI.

Finders’ Fee Commissions

Financial Intermediaries who sell $1 million or more of Class A Shares in the aggregate of the J.P. Morgan Equity Funds, the J.P. Morgan Specialty Funds, the J.P. Morgan International Funds, the J.P. Morgan Investor Funds, the JPMorgan SmartRetirement Funds, JPMorgan SmartAllocation Funds and the J.P. Morgan Income Funds (collectively “Qualifying Funds”) may receive a finder’s fee. Because the Fund does not offer Class A Shares, no finders’ fees are paid with respect to the Fund.

Part I - 12

Finders’ Fees Paid By Distributor

For the fiscal period ended February 29, 2012, JPMDS paid approximately $10,985,252 in finders’ fees for all J.P. Morgan Funds. For a more complete discussion, see the “Additional Compensation to Financial Intermediaries” section in Part II of this SAI.

TAX MATTERS

Capital Loss Carryforwards

For Federal income tax purposes, the Fund did not have any capital loss carryforwards for the fiscal period ended February 29, 2012.

To the extent that these capital losses are used to offset future capital gain, it is probable that gains so offset will not be distributed to shareholders. For more information on tax matters, see the “Distributions and Tax Matters” section in Part II of this SAI.

PORTFOLIO HOLDINGS DISCLOSURE

A list of the entities that will receive the Fund’s portfolio holdings information, the frequency with which it will be provided to them and the length of the lag between the date of the information and the date it will be disclosed is provided below:

Vickers Stock Research Corp.	Monthly	30 days after month end
MorningStar Inc.	Monthly	30 days after month end
Lipper, Inc.	Monthly	30 days after month end
Thomson Financial	Monthly	30 days after month end
Bloomberg LP	Monthly	30 days after month end
The McGraw Hill Companies — Standard & Poor’s	Monthly	30 days after month end
JPMorgan Chase & Co.	Monthly	30 days after month end
FactSet	Monthly	30 days after month end

For a more complete discussion, see the “Portfolio Holdings Disclosure” section in Part II of this SAI.

SHARE OWNERSHIP

Trustees and Officers

As of May 31, 2012, the officers and Trustees, as a group, owned less than 1% of the shares of any class of the Fund.

Principal Holders

As of May 31, 2012, the persons who owned of record, or were known by JPMT I to own beneficially, 5% or more of the outstanding shares of any class of the Fund included in this SAI are shown in Attachment I-A, Principal Shareholders.

Part I - 13

FINANCIAL STATEMENTS

The Financial Statements of the Fund are incorporated by reference into this SAI. The Financial Statements for the fiscal period ended February 29, 2012 have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm to JPMT I, as indicated in its reports with respect thereto, and are incorporated herein by reference in reliance upon the authority of said firm as experts in accounting and auditing in giving said reports. These financial statements are available without charge upon request by calling J.P. Morgan Institutional Funds Service Center at 1-800-766-7722.

Part I - 14

Attachment I-A

PRINCIPAL SHAREHOLDERS

Persons owning 25% or more of the outstanding shares of the Fund may be presumed to “control” (as that term is defined in the 1940 Act) the Fund. As a result, those persons may have the ability to control the outcome on any matter requiring the approval of shareholders of the Fund.

Share Class	Owner and Address	Percentage Held

CURRENT INCOME FUND
INSTITUTIONAL CLASS SHARES	JP MORGAN INVESTMENT MGMT* ATTN CLIENT SERVICES 1111 POLARIS PKWY COLUMBUS OH 43240-2031	100.00%

SELECT CLASS SHARES	JP MORGAN INVESTMENT MGMT* ATTN CLIENT SERVICES 1111 POLARIS PKWY COLUMBUS OH 43240-2031	100.00%

*	The shareholder of record is a subsidiary or affiliate of JPMorgan Chase & Co. (a “JPMorgan Affiliate”). Typically, the shares are held for the benefit of underlying accounts for which the JPMorgan Affiliate may have voting or investment power. To the extent that JPMorgan Affiliates own 25% or more of a class of shares of a Fund, JPMorgan Chase & Co. may be deemed to be a “controlling person” of such shares under the 1940 Act.

Part I - 15

J.P. Morgan Income Funds

STATEMENT OF ADDITIONAL INFORMATION

PART I

July 1, 2011, as supplemented January 23, 2013

JPMORGAN TRUST I (“JPMT I”)

JPMorgan Managed Income Fund

Select/JMGSX; Institutional/JMGIX

(the “Managed Income Fund” or the “Fund”)

This Statement of Additional Information (“SAI”) is not a prospectus, but contains additional information which should be read in conjunction with the prospectuses for the Fund dated July 1, 2012, as supplemented from time to time (“Prospectuses”). Additionally, this SAI incorporates by reference the audited financial statements dated February 29, 2012, included in the annual Shareholder Report relating to the Fund (the “Financial Statements”). The Prospectuses and the Financial Statements, including the Independent Registered Public Accounting Firm’s reports are available without charge upon request by contacting JPMorgan Distribution Services, Inc. (“JPMDS” or the “Distributor”), the Fund’s distributor, at 1111 Polaris Parkway, Columbus, Ohio 43240.

This SAI is divided into two Parts – Part I and Part II. Part I of this SAI contains information that is particular to the Fund. Part II of this SAI contains information that generally applies to the Fund and other J.P. Morgan Funds.

For more information about the Fund, simply write or call:

J.P. Morgan Institutional Funds Service Center

500 Stanton Christiana Road, 3-OPS3

Newark, DE 19713

1-800-766-7722

SAI-MIF-113

PART I

PLEASE SEE PART II OF THIS SAI FOR ITS TABLE OF CONTENTS

GENERAL

The Trust and the Fund

The Fund is a series of JPMorgan Trust I (“JPMT I”), an open-end, management investment company formed as a statutory trust under the laws of the State of Delaware on November 12, 2004, pursuant to a Declaration of Trust dated November 5, 2004, as subsequently amended. In addition to the Fund, JPMT I consists of other series representing separate investment funds (each a “J.P. Morgan Fund”).

Share Classes

Shares of the Fund are generally offered in multiple classes. The Board of Trustees of JPMT I has authorized the issuance and sale of the following share classes of the Fund: Select Class and Institutional Class Shares (collectively the “Shares”).

Miscellaneous

This SAI describes the financial history, investment strategies and policies, management and operation of the Fund in order to enable investors to determine whether the Fund best suits their needs.

This SAI provides additional information with respect to the Fund and should be read in conjunction with the Fund’s current Prospectuses. Capitalized terms not otherwise defined herein have the meanings accorded to them in the applicable Prospectuses. The Fund’s executive offices are located at 270 Park Avenue, New York, NY 10017.

This SAI is divided into two Parts – Part I and Part II. Part I of this SAI contains information that is particular to the Fund. Part II of this SAI contains information that generally applies to the Fund and other series representing separate investment funds or portfolios of JPMT I, JPMorgan Trust II (“JPMT II”), J.P. Morgan Mutual Fund Group (“JPMMFG”), J.P. Morgan Mutual Fund Investment Trust (“JPMMFIT”) and J.P. Morgan Fleming Mutual Fund Group, Inc. (“JPMFMFG”), (each a “J.P. Morgan Fund,” and together with the Fund, the “J.P. Morgan Funds”). Throughout this SAI, JPMT I, JPMT II, JPMMFG, JPMMFIT and JPMFMFG are each referred to as a “Trust” and collectively, as the “Trusts.” Each Trust’s Board of Trustees, or Board of Directors in the case of JPMFMFG, is referred to herein as the “Board of Trustees,” and each trustee or director is referred to as a “Trustee.”

The Fund is advised by J.P. Morgan Investment Management Inc. (“JPMIM”). Certain other of the J.P. Morgan Funds are advised by Security Capital Research & Management Incorporated (“SC-R&M”), and/or sub-advised by J.P. Morgan Private Investments Inc. (“JPMPI”), JF International Management Inc. (“JFIMI”) or Highbridge Capital Management, LLC (“HCM”). JPMIM, SC-R&M, JPMPI, JFIMI and HCM are also referred to herein as the “Advisers” and, individually, as the “Adviser.” JPMPI, JFIMI and HCM are also referred to herein as the “Sub-Advisers” and, individually, as the “Sub-Adviser.”

Investments in the Fund are not deposits or obligations of, nor guaranteed or endorsed by, JPMorgan Chase Bank, N.A. (“JPMorgan Chase Bank”), an affiliate of the Adviser, or any other bank. Shares of the Fund are not federally insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other governmental agency. An investment in the Fund is subject to risk that may cause the value of the investment to fluctuate, and when the investment is redeemed, the value may be higher or lower than the amount originally invested by the investor.

Part I - 1

INVESTMENT POLICIES

The following investment policies have been adopted by JPMT I with respect to the Fund. The investment policies listed below under the heading “Fundamental Investment Policies” are “fundamental” policies which, under the Investment Company Act of 1940, as amended (the “1940 Act”), may not be changed without the vote of a majority of the outstanding voting securities of the Fund, as such term is defined in the “Additional Information” section in Part II of this SAI. All other investment policies of the Fund (including its investment objective) are non-fundamental, unless otherwise designated in the Prospectuses or herein, and may be changed by the Trustees of the Fund without shareholder approval.

The percentage limitations contained in the policies below apply at the time of purchase of the securities. If a percentage or rating restriction on investment or use of assets set forth in a fundamental investment policy or a non-fundamental investment policy or in a Prospectus is adhered to at the time of investment, later changes in percentage resulting from any cause other than actions by the Fund will not be considered a violation. If the value of the Fund’s holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Board of Trustees will consider what actions, if any, are appropriate to maintain adequate liquidity.

For purposes of fundamental investment restrictions regarding industry concentration, “to concentrate” generally means to invest more than 25% of a Fund’s assets, taken at market value at the time of investment. This restriction does not apply to investments in securities issued or guaranteed by the U.S. government, any state or territory of the U.S., its agencies, instrumentalities, or political subdivisions, or repurchase agreements secured thereby, and futures and options transactions issued or guaranteed by any of the foregoing. For purposes of fundamental investment policies regarding industry concentration, the Adviser may classify issuers by industry in accordance with classifications set forth in the Directory of Companies Filing Annual Reports with the U.S. Securities and Exchange Commission (“SEC”) or other sources. In the absence of such classification or if the Adviser determines in good faith based on its own information that the economic characteristics affecting a particular issuer make it more appropriate to be considered engaged in a different industry, the Adviser may classify an issuer accordingly. Accordingly, the composition of an industry or group of industries may change from time to time. For purposes of fundamental investment policies regarding industry concentration, “group of industries” means a group of related industries, as determined in good faith by the Adviser, based on published classifications or other sources.

Fundamental Investment Policies.

The Fund:

(1)	Except as otherwise permitted by the SEC, may not purchase any security that would cause the Fund to concentrate its investments in the securities of issuers primarily engaged in a particular industry or group of industries other than the banking industry;

(2)	May not issue senior securities, except as permitted under the 1940 Act or any rule, order or interpretation thereunder;

(3)	May not borrow money, except to the extent permitted by applicable law;

Part I - 2

(4)	May not underwrite securities of other issuers, except to the extent that the Fund, in disposing of portfolio securities, may be deemed an underwriter within the meaning of the Securities Act of 1933 Act, as amended;

(5)	May not purchase or sell commodities or commodity contracts unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts; but this shall not prevent the Fund from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), options on financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments including derivatives related to physical commodities or investments in exchange traded funds, investment companies, and pooled investment vehicles that invest in commodities or commodity futures including those structured as grantor trusts;

(6)	May not purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may:

(a) invest in securities or other instruments directly or indirectly secured by real estate, and

(b) invest in securities or other instruments issued by issuers that invest in real estate; or

(7)	May make loans to other persons, in accordance with the Fund’s investment objective and policies and to the extent permitted by applicable law.

Fundamental investment policy (2) shall be interpreted based upon no-action letters and other pronouncements of the staff of the SEC. Generally, the 1940 Act limits a Fund’s ability to borrow money on a non-temporary basis if such borrowings constitute “senior securities.” As noted in "Investment Strategies and Policies – Miscellaneous Investment Strategies and Risks – Borrowings" in SAI Part II, in addition to temporary borrowing, a Fund may borrow from any bank, provided that immediately after any such borrowing there is an asset coverage of at least 300% for all borrowings by a fund and provided further, that in the event that such asset coverage shall at any time fall below 300%, a Fund shall, within three days (not including Sundays and holidays) thereafter or such longer period as the SEC may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowing shall be at least 300%. A Fund may also borrow money or engage in economically similar transactions if those transactions do not constitute “senior securities” under the 1940 Act. Under current pronouncements, certain Fund positions (e.g., reverse repurchase agreements) are excluded from the definition of “senior security” so long as a Fund maintains adequate cover, segregation of assets or otherwise. Similarly, a short sale will not be considered a senior security if a Fund takes certain steps contemplated by SEC staff pronouncements, such as ensuring the short sale transaction is adequately covered.

Non-Fundamental Investment Policies. The investment policies described below are non-fundamental policies of the Fund and may be changed by the Board of Trustees without shareholder approval.

The Fund:

(1)	May not acquire any illiquid securities, such as repurchase agreements with more than seven days to maturity or fixed time deposits with a duration of over seven calendar days, if as a result

Part I - 3

thereof, more than 15% of the market value of the Fund’s net assets would be in investments which are illiquid; or

(2)	May not purchase or sell interests in oil, gas or mineral leases.

(3)	May not acquire the securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

INVESTMENT PRACTICES

The Fund invests in a variety of securities and employs a number of investment techniques. What follows is a list of some of the securities and techniques which may be utilized by the Fund. For a more complete discussion, see the “Investment Strategies and Policies” section in Part II of this SAI.

Instrument	Part II Section Reference
Asset-Backed Securities: Securities secured by company receivables, truck and auto loans, leases, credit card receivables and other securities backed by other types of receivables or other assets.	Asset-Backed Securities
Bank Obligations: Bankers’ acceptances, certificates of deposit and time deposits. Bankers' acceptances are bills of exchange or time drafts drawn on and accepted by a commercial bank. Maturities are generally six months or less. Certificates of deposit and time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds.	Bank Obligations
Borrowings: The Fund may borrow for temporary purposes and/or for investment purposes. Such a practice will result in leveraging of the Fund’s assets and may cause the Fund to liquidate portfolio positions when it would not be advantageous to do so. The Fund must maintain continuous asset coverage of 300% of the amount borrowed, with the exception for borrowings not in excess of 5% of the Fund’s total assets made for temporary administrative purposes.	Miscellaneous Investment Strategies and Risks
Commercial Paper: Secured and unsecured short-term promissory notes issued by corporations and other entities. Maturities generally vary from a few days to nine months.	Commercial Paper
Corporate Debt Securities: May include bonds and other debt securities of domestic and foreign issuers, including obligations of industrial, utility, banking and other corporate issuers.	Debt Instruments
Foreign Investments: Equity and debt securities (e.g., bonds and commercial paper) of foreign entities and obligations of foreign branches of U.S. banks and foreign banks. Foreign securities may also include American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), European Depositary Receipts (“EDRs”) and American Depositary Securities.	Foreign Investments (including Foreign Currencies)
Interfund Lending: Involves lending money and borrowing money for temporary purposes through a credit facility.	Miscellaneous Investment Strategies and Risks
Obligations of Supranational Agencies: Obligations which are chartered to promote economic development and are supported by various governments and governmental agencies.	Foreign Investments (including Foreign Currencies)

Part I - 4

Instrument	Part II Section Reference
Private Placements, Restricted Securities and Other Unregistered Securities: Securities not registered under the Securities Act of 1933, such as privately placed commercial paper and Rule 144A securities.	Miscellaneous Investment Strategies and Risks
Repurchase Agreements: The purchase of a security and the simultaneous commitment to return the security to the seller at an agreed upon price on an agreed upon date. This is treated as a loan.	Repurchase Agreements
Sovereign Obligations: Investments in debt obligations issued or guaranteed by a foreign sovereign government or its agencies, authorities or political subdivisions.	Foreign Investments (including Foreign Currencies)
Temporary Defensive Positions: To respond to unusual circumstances the Fund may invest in cash and cash equivalents for temporary defensive purposes.	Miscellaneous Investment Strategies and Risks
Treasury Receipts: The Fund may purchase interests in separately traded interest and principal component parts of U.S. Treasury obligations that are issued by banks or brokerage firms and that are created by depositing U.S. Treasury notes and U.S. Treasury bonds into a special account at a custodian bank. Receipts include Treasury Receipts (“TRs”), Treasury Investment Growth Receipts (“TIGRs”), and Certificates of Accrual on Treasury Securities (“CATS”).	Treasury Receipts
U.S. Government Agency Securities: Securities issued or guaranteed by agencies and instrumentalities of the U.S. government. These include all types of securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“Freddie Mac”), including funding notes, subordinated benchmark notes, CMOs and REMICs.	Mortgage-Related Securities
U.S. Government Obligations: May include direct obligations of the U.S. Treasury, including Treasury bills, notes and bonds, all of which are backed as to principal and interest payments by the full faith and credit of the United States, and separately traded principal and interest component parts of such obligations that are transferable through the Federal book-entry system known as Separate Trading of Registered Interest and Principal of Securities (“STRIPS”) and Coupons Under Book-Entry Safekeeping (“CUBES”).	U.S. Government Obligations
Variable and Floating Rate Instruments: Obligations with interest rates which are reset daily, weekly, quarterly or some other frequency and which may be payable to the Fund on demand or at the expiration of a specified term.	Debt Instruments
When-Issued Securities, Delayed Delivery Securities and Forward Commitments: Purchase or contract to purchase securities at a fixed price for delivery at a future date.	When-Issued Securities, Delayed Delivery Securities and Forward Commitments

Part I - 5

DIVERSIFICATION

JPMT I is a registered management investment company and the Fund is a diversified series of JPMT I. For a more complete discussion, see the “Diversification” section in Part II of this SAI.

PORTFOLIO TURNOVER

A portfolio turnover rate is, in summary, the percentage computed by dividing the lesser of the Fund’s purchases or sales of securities (excluding short-term securities) by the average market value of the Fund. The Adviser intends to manage the Fund’s assets by buying and selling securities to help attain its investment objective. A rate of 100% indicates that the equivalent of all of the Fund’s assets have been sold and reinvested in a year. High portfolio turnover may affect the amount, timing and character of distributions, and, as a result, may increase the amount of taxes payable by shareholders. Higher portfolio turnover also results in higher transaction costs. To the extent that net short-term capital gains are realized by the Fund, any distributions resulting from such gains are considered ordinary income for federal income tax purposes. For a more complete discussion, see the “Distributions and Tax Matters” section in Part II of this SAI.

The table below sets forth the Fund’s portfolio turnover rate for the last two fiscal periods as indicated.

	Fiscal Period Ended
	February 28, 2011	February 29, 2012
Managed Income Fund	29%	174%

TRUSTEES

Standing Committees

There are four standing committees of the Board of Trustees: the Audit and Valuation Committee, the Compliance Committee, the Governance Committee and the Investments Committee.

During the fiscal year ended February 29, 2012, the Audit and Valuation Committee met four times, the Compliance Committee met four times, the Governance Committee met four times, and each Investment Sub-Committee met five times. For a more complete discussion, see the “Trustees” section in Part II of this SAI.

Ownership of Securities

The following table shows the dollar range of each Trustee’s beneficial ownership as of December 31, 2011, in the Fund and each Trustee’s aggregate dollar range of ownership in any Funds that the Trustee oversees in the Family of Investment Companies.

Name of Trustee	Ownership of Managed Income Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by the Trustee in the Family of Investment Companies(1)(2)
Independent Trustees
John F. Finn	None	Over $100,000
Dr. Matthew Goldstein	None	Over $100,000

Part I - 6

Name of Trustee	Ownership of Managed Income Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by the Trustee in the Family of Investment Companies(1)(2)
Robert J. Higgins	None	Over $100,000
Peter C. Marshall	None	Over $100,000
Mary E. Martinez(3)	None	None
Marilyn McCoy	None	Over $100,000
Mitchell M. Merin(3)	None	None
William G. Morton, Jr.	None	Over $100,000
Dr. Robert A. Oden, Jr.	None	Over $100,000
Marian U. Pardo(4)	None	None
Frederick W. Ruebeck	None	Over $100,000
James J. Schonbachler	None	Over $100,000

Interested Trustee Not Affiliated With The Adviser
Frankie D. Hughes	None	Over $100,000

(1)	A Family of Investment Companies means any two or more registered investment companies that share the same investment adviser or principal underwriter and hold themselves out to investors as related companies for purposes of investment and investor services. The Family of Investment Companies for which the Board of Trustees currently serves includes 11 registered investment companies (170 funds) including JPMMFG which liquidated November 29, 2012 and is in the process of winding up its affairs.
(2)	For Ms. McCoy and Messrs. Finn, Higgins, Marshall, Oden, and Ruebeck, the amount includes deferred compensation balances, as of December 31, 2011, through participation in the J.P. Morgan Funds’ Deferred Compensation Plan for Eligible Trustees. For a more complete discussion, see the “Trustees Compensation” section in Part II of this SAI.
(3)	Ms. Martinez and Mr. Merin became members of the Board of Trustees effective January 1, 2013.
(4)	Ms. Pardo will become a member of the Board of Trustees effective February 1, 2013.

As of December 31, 2011, none of the independent Trustees or their immediate family members owned securities of the Adviser or JPMDS or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Adviser or JPMDS.

Trustee Compensation

Prior to January 1, 2013, the Funds of the J.P. Morgan Funds Complex overseen by the Trustees paid each Trustee an annual fee of $275,000 and reimbursed each Trustee for expenses incurred in connection with service as a Trustee. Beginning January 1, 2013, the Funds of the J.P. Morgan Funds Complex overseen by the Trustees will pay each Trustee an annual fee of $315,000 and reimburse each Trustee for expenses incurred in connection with service as a Trustee. In addition, the Funds pay the Chairman $225,000, the Vice Chairman $75,000 and from December 1, 2011 through February 29, 2012, the assistant to the Audit and Valuation Committee Chairman $6,250. The Chairman and Vice Chairman receive no additional compensation for service as committee or sub-committee chairmen. Committee chairs and sub-committee chairs who are not already receiving an additional fee are each paid $50,000. The Trustees may hold various other directorships unrelated to the J.P. Morgan Funds Complex. The J.P. Morgan Funds bore expenses related to administrative and staffing services provided to the former Chairman, in lieu of establishing an office of the former Chairman, in the amount of $6,000 per month.

Unless otherwise noted, trustee aggregate compensation paid by the Fund and the J.P. Morgan Funds Complex for the calendar year ended December 31, 2011, is set forth below:

Name of Trustee	Managed Income Fund	Total Compensation Paid from the Fund Complex(1)(9)
Independent Trustees
John F. Finn	$190	$275,000	(4)
Dr. Matthew Goldstein	226	325,000
Robert J. Higgins	226	325,000	(5)

Part I - 7

Name of Trustee	Managed Income Fund	Total Compensation Paid from the Fund Complex(1)(9)
Peter C. Marshall	241	350,000
Mary E. Martinez(2)	None	None
Marilyn McCoy	226	325,000
Mitchell M. Merin(2)	None	None
William G. Morton, Jr.	190	275,000
Dr. Robert A. Oden, Jr.	190	275,000	(6)
Marian U. Pardo(3)	None	None
Frederick W. Ruebeck	226	325,000	(7)
James J. Schonbachler	192	277,083	(8)

Interested Trustee Not Affiliated With The Adviser
Frankie D. Hughes	190	275,000

(1)	A Fund Complex means two or more registered investment companies that (i) hold themselves out to investors as related companies for purposes of investment and investor services or (ii) have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees currently serves includes 11 registered investment companies (170 funds) including JPMMFG which liquidated November 29, 2012 and is in the process of winding up its affairs.
(2)	Ms. Martinez and Mr. Merin will become members of the Board of Trustees effective January 1, 2013.
(3)	Ms. Pardo will become a member of the Board of Trustees effective February 1, 2013.
(4)	Includes $275,000 of Deferred Compensation.
(5)	Includes $325,000 of Deferred Compensation.
(6)	Includes $82,500 of Deferred Compensation.
(7)	Includes $130,000 of Deferred Compensation.
(8)	Includes $2,083 of compensation realted to Mr. Schonbachler’s duties as assistant to the Audit and Valuation Committee Chairman.
(9)	William J. Armstrong, Fergus Reid III, and Leonard M. Spalding, Jr. retired as Trustees of the Trusts effective December 31, 2012. For the period specified in the table above, the former trustees were paid the following total compensation from the J.P. Morgan Funds Complex.

Name of Former Trustee	Total Compensation Paid from Fund Complex	Amount of Deferred Compensation Included in Total
William J. Armstrong	$325,000	None
Fergus Reid, III	$500,000	Includes $100,000 of Deferred Compensation
Leonard M. Spalding, Jr.	$325,000	Includes $325,000 of Deferred Compensation

INVESTMENT ADVISER

Investment Advisory Fees

During the fiscal periods indicated, the Fund paid the following investment advisory fees to JPMIM, and JPMIM waived investment advisory fees as follows (the amount waived is in parentheses) (amounts in thousands).

	Fiscal Period Ended
	February 28, 2011		February 29, 2012
	Paid	Waived	Paid	Waived
Managed Income Fund	$—	$(22)	$420	$(267)

For more information about the investment adviser, see the “Investment Advisers and Sub-Advisers” section in Part II of this SAI.

PORTFOLIO MANAGERS

Portfolio Managers’ Other Accounts Managed

The following table shows information on the other accounts managed by each portfolio manager as of February 29, 2012:

Part I - 8

	Non-Performance Based Fee Advisory Accounts
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets ($thousands)	Number of Accounts	Total Assets ($thousands)	Number of Accounts	Total Assets ($thousands)
Managed Income Fund
John Donohue	1	$10,064	0	$0	0	$0
David Martucci	0	0	3	845,654	95	20,264,910

The following table shows information on the other accounts managed by each portfolio manager that have advisory fees wholly or partly based on performance as of February 29, 2012:

	Performance Based Fee Advisory Accounts
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets ($thousands)	Number of Accounts	Total Assets ($thousands)	Number of Accounts	Total Assets ($thousands)
Managed Income Fund
John Donohue	0	$0	0	$0	0	$0
David Martucci	0	0	0	0	0	0

Portfolio Managers – Ownership of Securities

The following table indicates the dollar range of securities of the Fund beneficially owned by each portfolio manager as of February 29, 2012.

Aggregate Dollar Range of Securities in the Fund
Fund	None	$1-$10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Managed Income Fund
John Donohue	X
David Martucci	X

For a more complete discussion of the portfolio managers’ compensation, see the “Portfolio Manager Compensation” section in Part II of this SAI.

ADMINISTRATOR

Administrator Fees

The table below sets forth the administration and administrative services fees paid by the Fund to JPMorgan Funds Management, Inc. (the amounts waived are in parentheses) as of the fiscal periods indicated (amounts in thousands):

Part I - 9

	Fiscal Period Ended
	February 28, 2011		February 29, 2012
	Paid	Waived	Paid	Waived
Managed Income Fund	$—	$(14)	$363	$(41)

For more information about the Administrator, see the “Administrator” section in Part II of this SAI.

DISTRIBUTOR

Compensation Paid to JPMDS

The following table describes the compensation paid by the Fund to the principal underwriter, JPMDS, for the fiscal period ended February 29, 2012 (amounts have been rounded up to the whole number).

Fund	Net Underwriting Discounts and Commissions	Compensation on Redemptions and Repurchases	Brokerage Commissions	Other Compensation*
Managed Income Fund	$—	$—	$—	$—

*	Fees paid by the Fund pursuant to Rule 12b-1 are provided in “Distribution Fees” section below.

The aggregate amount of underwriting commissions retained by JPMDS from the Fund for the fiscal periods ended February 28, 2011 and February 29, 2012 was $0.00 and $0.00, respectively. For more information about the Distributor, see the “Distributor” section in Part II of this SAI.

Distribution Fees

The Fund is not subject to distribution fees. For a more complete discussion of the Distribution Plan, see the “Distribution Plan” section in Part II of this SAI.

SHAREHOLDER SERVICING

Shareholder Services Fees

Under the Shareholder Servicing Agreement, the Fund has agreed to pay JPMDS, for providing shareholder services and other related services, a fee at the following annual rates (expressed as a percentage of the average daily net asset value of Fund shares owned by or for shareholders):

Select Class	0.25%
Institutional Class	0.10%

The table below sets forth the fees paid to JPMDS (the amounts waived are in parentheses) for the fiscal periods indicated (amounts in thousands).

Part I - 10

	Fiscal Period Ended
	February 28, 2011		February 29, 2012
	Paid	Waived	Paid	Waived
Managed Income Fund
Select Class	$4	$(3)	$152	$(114)
Institutional Class	–	(12)	148	(204)

For more information concerning shareholder servicing, see the “Shareholder Servicing” section in Part II of this SAI.

BROKERAGE AND RESEARCH SERVICES

Brokerage Commissions

There were no brokerage commissions for the Fund during the fiscal period ended February 29, 2012.

Broker Research

There were no brokerage commissions to brokers for broker research for the fiscal period ended February 29, 2012.

Securities of Regular Broker-Dealers

As of February 29, 2012, the Fund owned securities of their regular broker-dealers (or parents) as shown below (amounts in thousands):

Fund	Name of Broker-Dealer	Value of Securities Owned (000's)
Managed Income Fund	Barclays Capital Inc.	$14,500
	Citigroup Global Markets Inc.	10,756
	Credit Suisse First Boston LLC	16,750
	Deutsche Bank AG	19,009
	Goldman Sachs and Company	7,674
	HSBC Securities Inc.	16,610
	Merrill Lynch & Co. Inc.	2,493
	Royal Bank of Scotland Group	1,001
	UBS Financial Services Inc.	8,503

For a more complete discussion, see the “Portfolio Transactions” section in Part II of this SAI.

FINANCIAL INTERMEDIARY

Other Cash Compensation Payments

During the fiscal year ended February 29, 2012, JPMIM and SCR&M paid approximately $128,410,351 and $147,004, respectively, for all of the J.P. Morgan Funds pursuant to their other cash

Part I - 11

compensation arrangements. For a more complete discussion, see the “Cash Compensation to Financial Intermediaries” section in Part II of this SAI.

Finders' Fee Commissions

Financial Intermediaries who sell $1 million or more of Class A Shares in the aggregate of the J.P. Morgan Equity Funds, the J.P. Morgan Specialty Funds, the J.P. Morgan International Funds, the J.P. Morgan Investor Funds, the JPMorgan SmartRetirement Funds, JPMorgan SmartAllocation Funds and the J.P. Morgan Income Funds (collectively “Qualifying Funds”) may receive a finder’s fee. Because the Fund does not offer Class A Shares, no finders’ fees are paid with respect to the Fund.

Finders’ Fees Paid By Distributor

For the fiscal period ended February 29, 2012, JPMDS paid approximately $10,985,252 in finders’ fees for all J.P. Morgan Funds. For a more complete discussion, see the “Additional Compensation to Financial Intermediaries” section in Part II of this SAI.

TAX MATTERS

Capital Loss Carryforwards

For Federal income tax purposes, the Fund did not have any capital loss carryforwards for the fiscal period ended February 29, 2012.

To the extent that these capital losses are used to offset future capital gain, it is probable that gains so offset will not be distributed to shareholders. For more information on tax matters, see the “Distributions and Tax Matters” section in Part II of this SAI.

PORTFOLIO HOLDINGS DISCLOSURE

A list of the entities that will receive the Fund’s portfolio holdings information, the frequency with which it will be provided to them and the length of the lag between the date of the information and the date it will be disclosed is provided below:

Bloomberg LP	Monthly	30 days after month end
Factset	Monthly	30 days after month end
JPMorgan Chase & Co.	Monthly	30 days after month end
Lipper, Inc.	Monthly	30 days after month end
MorningStar Inc.	Monthly	30 days after month end
The McGraw Hill Companies—Standard & Poor’s	Monthly	30 days after month end
Thomson Financial	Monthly	30 days after month end
vickers Stock Research Corp.	Monthly	30 days after month end
Vestek	Monthly	30 days after month end

For a more complete discussion, see the “Portfolio Holdings Disclosure” section in Part II of this SAI.

Part I - 12

SHARE OWNERSHIP

Trustees and Officers

As of May 31, 2012, the officers and Trustees, as a group, owned less than 1% of the shares of any class of the Fund.

Principal Holders

As of May 31, 2012, the persons who owned of record, or were known by the Trust to own beneficially, 5% or more of the outstanding shares of any class of the Fund included in this SAI are shown in Attachment I-A, Principal Shareholders.

FINANCIAL STATEMENTS

The Financial Statements of the Fund are incorporated by reference into this SAI. The Financial Statements for the fiscal period ended February 29, 2012 have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm to the Trust, as indicated in its reports with respect thereto, and are incorporated herein by reference in reliance upon the authority of said firm as experts in accounting and auditing in giving said reports. These financial statements are available without charge upon request by calling J.P. Morgan Institutional Funds Service Center at 1-800-766-7722.

Part I - 13

Attachment I-A

PRINCIPAL SHAREHOLDERS

Persons owning 25% or more of the outstanding shares of the Fund may be presumed to “control” (as that term is defined in the 1940 Act) the Fund. As a result, those persons may have the ability to control the outcome on any matter requiring the approval of shareholders of the Fund.

Share Class	Owner and Address	Percentage Held
MANAGED INCOME FUND
INSTITUTIONAL CLASS SHARES	JPMORGAN CHASE BANK N.A.* FBO CLIENTS ATTN PB MF OPS 3OPS3 DE3-3740 500 STANTON CHRISTIANA RD. NEWARK, DE 19713-2105	96.20%

SELECT CLASS SHARES	JPMORGAN CHASE BANK N.A.* FBO CLIENTS ATTN PB MF OPS 3OPS3 DE3-3740 500 STANTON CHRISTIANA RD. NEWARK, DE 19713-2105	99.87%

*	The shareholder of record is a subsidiary or affiliate of JPMorgan Chase & Co. (a “JPMorgan Affiliate”). Typically, the shares are held for the benefit of underlying accounts for which the JPMorgan Affiliate may have voting or investment power. To the extent that JPMorgan Affiliates own 25% or more of a class of shares of a Fund, JPMorgan Chase & Co. may be deemed to be a “controlling person” of such shares under the 1940 Act.

Part I - 14

J.P. Morgan Income Funds

STATEMENT OF ADDITIONAL INFORMATION, PART I

July 1, 2012, as supplemented January 23, 2013

JPMORGAN TRUST I (“JPMT I”)

JPMorgan Credit Opportunities Fund (the “Credit Opportunities Fund”)

Class A/JOCAX; Class C/JOCCX; Select Class /JOCSX; R2/JOCZX; R5/JOCRX; R6/JOCMX

JPMorgan Emerging Markets Debt Fund (the “Emerging Markets Debt Fund”)

Class A/JEDAX; Class C/JEDCX; Select Class/JEMDX; Class R5/JEMRX; Class R6/JEMVX

JPMorgan Inflation Managed Bond Fund (the “Inflation Managed Bond Fund”)

Class A/JIMAX; Class C/JIMCX; Select Class/JRBSX; Class R2/JIMZX;

Class R5/JIMRX; Class R6/JIMMX

JPMorgan Multi-Sector Income Fund (the “Multi-Sector Income Fund”)

Class A/JSIAX; Class C/JINCX; Select Class/JSISX; Class R2/JISZX; Class R5/JSIRX; R6/JSIMX

JPMorgan Real Return Fund (the “Real Return Fund”)

Class A/RRNAX; Class C/RRNCX; Select Class/RRNSX; Institutional Class/RRNNX

JPMorgan Strategic Income Opportunities Fund (the “Strategic Income Opportunities Fund”)

Class A/JSOAX; Class C/JSOCX; Select Class/JSOSX; Class R5/JSORX

JPMorgan Total Return Fund (the “Total Return Fund”)

Class A/JMTAX; Class C/JMTCX; Select Class/JMTSX; Class R5/JMTRX

SAI-INC-113

JPMORGAN TRUST II (“JPMT II”)

JPMorgan Core Bond Fund (the “Core Bond Fund”)

Class A/PGBOX; Class B/OBOBX; Class C/OBOCX; Select Class/WOBDX; Class R2/JCBZX;

Class R5/JCBRX; Class R6/JCBUX

JPMorgan Core Plus Bond Fund (the “Core Plus Bond Fund”)

Class A/ONIAX; Class B/ONIBX; Class C/OBDCX; Select Class/HLIPX; Institutional Class/JCBIX; Class R6/JCPUX; Class R2/JCPZX

JPMorgan Government Bond Fund (the “Government Bond Fund”)

Class A/OGGAX; Class B/OGGBX; Class C/OGVCX; Select Class/HLGAX;

Class R2/JGBZX; Class R6/*

JPMorgan High Yield Fund (the “High Yield Fund”)

Class A/OHYAX; Class B/OGHBX; Class C/OGHCX; Select Class/OHYFX; Class R2/JHYZX;

Class R5/JYHRX; Class R6/JHYUX

JPMorgan Mortgage-Backed Securities Fund (the “Mortgage-Backed Securities Fund”)

Class A/OMBAX; Class C/OBBCX; Select Class/OMBIX; Class R6/JMBUX

JPMorgan Short Duration Bond Fund (the “Short Duration Bond Fund”)

Class A/OGLVX; Class B/OVBBX; Class C/OSTCX; Select Class/HLLVX; Class R6/JSDUX

JPMorgan Treasury & Agency Fund (the “Treasury & Agency Fund”)

Class A/OTABX; Class B/ONTBX; Class C/*; Select Class/OGTFX

(each a “Fund” and collectively, the “Funds”)

This Statement of Additional Information (“SAI”) is not a prospectus but contains additional information which should be read in conjunction with the prospectuses for the Funds dated July 1, 2012, as supplemented from time to time (“Prospectuses”). Additionally, this SAI incorporates by reference the financial statements dated February 29, 2012 included in the annual Shareholder Reports (collectively, “Financial Statements”). The Prospectuses and the Financial Statements, including the Independent Registered Public Accounting Firm’s Reports, are available without charge upon request by contacting JPMorgan Distribution Services, Inc. (“JPMDS” or the “Distributor”), the Funds’ distributor, at 1111 Polaris Parkway, Columbus, Ohio 43240.

This SAI is divided into two Parts – Part I and Part II. Part I of this SAI contains information that is particular to each Fund. Part II of this SAI contains information that generally applies to the Funds and other J.P. Morgan Funds.

For more information about the Funds or the Financial Statements, simply write or call:

J.P. Morgan Funds Services

P.O Box 8528

Boston, MA 02266-8528

1-800-480-4111

*	The share class is not currently offered to the public.

PART I

PLEASE SEE PART II OF THIS SAI FOR ITS TABLE OF CONTENTS

i

GENERAL

The Trusts and the Funds

JPMorgan Trust I (“JPMT I”) is an open-end, management investment company formed as a statutory trust under the laws of the State of Delaware on November 12, 2004, pursuant to a Declaration of Trust dated November 5, 2004, as subsequently amended. The following Funds are series of JPMT I:

JPMorgan Credit Opportunities Fund
JPMorgan Emerging Markets Debt Fund
JPMorgan Inflation Managed Bond Fund
JPMorgan Multi-Sector Income Fund
JPMorgan Real Return Fund
JPMorgan Strategic Income Opportunities Fund
JPMorgan Total Return Fund

JPMorgan Emerging Markets Debt Fund is a successor mutual fund to a Fund that was a series of J.P. Morgan Funds (the “Predecessor Fund”) prior to February 18, 2005. The Predecessor Fund operated as a series of another legal entity prior to reorganizing and redomiciling as series of J.P. Morgan Mutual Fund Series (“JPMMFS”) on February 18, 2005.

JPMorgan Emerging Markets Debt Fund was formerly a series of a business trust called J.P. Morgan Funds (“JPMF” or the “Predecessor Trust”).

Shareholders of the Predecessor Fund approved an Agreement and Plan of Reorganization and Redomiciliation (“Shell Reorganization Agreements”) between the Predecessor Trust (other than JPMMFS), on behalf of the Predecessor Fund (other than the series of JPMMFS), and JPMMFS, on behalf of its series. Pursuant to the Shell Reorganization Agreements, the Predecessor Fund (other than the series of JPMMFS) was reorganized into the corresponding series of JPMMFS effective after the close of business on February 18, 2005 (“Closing Date”). With respect to events that occurred or payments that were made prior to the Closing Date, any reference JPMorgan Emerging Markets Debt Fund in this SAI prior to the Closing Date refers to the Predecessor Funds.

On January 20, 2005, shareholders of JPMMFS approved the redomiciliation of JPMMFS as a Delaware statutory trust to be called “JPMorgan Trust I” (“Redomiciliation”). The Redomiciliation took place after the close of business on the Closing Date, at which time the Predecessor Fund became a series of JPMorgan Trust I. The Redomiciliation was effective after each of the reorganizations pursuant to the Shell Reorganization Agreements.

The remaining Funds in this SAI are series of JPMorgan Trust II (“JPMT II”). JPMT II is an open-end, management investment company formed as a statutory trust under the laws of the State of Delaware on November 12, 2004, pursuant to a Declaration of Trust dated November 5, 2004. Each of the Funds which are a series of JPMT II was formerly a series of One Group Mutual Funds, a Massachusetts business trust which was formed on May 23, 1985. At shareholder meetings held on January 20, 2005 and February 3, 2005, shareholders of One Group Mutual Funds approved the redomiciliation of One Group Mutual Funds as a Delaware statutory trust to be called JPMorgan Trust II. The redomiciliation was effective after the close of business on February 18, 2005.

2005 J.P. Morgan Funds Mergers. After the close of business on February 18, 2005, two series of the J.P. Morgan Funds merged with and into the Funds listed below. The following list identifies the target funds and the surviving funds.

Target Funds	Surviving Funds
JPMorgan Bond Fund II	One Group Bond Fund (now known as JPMorgan Core Bond Fund)
JPMorgan U.S. Treasury Income Fund	One Group Government Bond Fund (now known as JPMorgan Government Bond Fund)

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Fund Names. Prior to February 19, 2005, certain JPMT I and JPMT II Funds had the following names listed below corresponding to their current names:

Former Name	Current Name
JPMorgan Fleming Emerging Markets Debt Fund	JPMorgan Emerging Markets Debt Fund
One Group Bond Fund	JPMorgan Core Bond Fund
One Group Income Bond Fund	JPMorgan Core Plus Bond Fund
One Group Government Bond Fund	JPMorgan Government Bond Fund
One Group High Yield Bond Fund	JPMorgan High Yield Fund*
One Group Mortgage-Backed Securities Fund	JPMorgan Mortgage-Backed Securities Fund
One Group Short-Term Bond Fund	JPMorgan Short Duration Bond Fund
One Group Treasury & Agency Fund	JPMorgan Treasury & Agency Fund

*	Prior to September 14, 2009, the JPMorgan High Yield Fund was named the JPMorgan High Yield Bond Fund.

2009 J.P. Morgan Funds Mergers. After the close of business on June 26, 2009, two series of the J.P. Morgan Funds merged with and into the Funds listed below. The following list identifies the target funds and the surviving funds.

Target Funds	Surviving Funds
JPMorgan Bond Fund	JPMorgan Core Plus Bond Fund
JPMorgan Intermediate Bond Fund	JPMorgan Core Bond Fund

Share Classes

Share Classes. Shares in the Funds of the Trusts are generally offered in multiple classes. The following chart shows the share classes offered by each of the Funds as of the date of this SAI:

Fund	Class A	Class B	Class C		Select Class	Institutional Class	Class R6		Class R5	Class R2
Core Bond Fund	X	X	X		X		X		X	X
Core Plus Bond Fund	X	X	X		X	X	X			X
Credit Opportunities Fund	X		X		X		X		X	X
Emerging Markets Debt Fund	X		X		X		X		X
Government Bond Fund	X	X	X		X		X	*		X
High Yield Fund	X	X	X		X		X		X	X
Inflation Managed Bond Fund	X		X		X		X		X	X
Mortgage-Backed Securities Fund	X		X		X		X
Multi-Sector Income Fund	X		X		X		X		X	X
Real Return Fund	X		X		X	X
Short Duration Bond Fund	X	X	X		X		X
Strategic Income Opportunities Fund	X		X		X				X
Total Return Fund	X		X		X				X
Treasury & Agency Fund	X	X	X	*	X

*	As of the date of this SAI, these shares had not commenced operations and are not available for investment.

The shares of the Funds are collectively referred to in this SAI as the “Shares.”

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Miscellaneous

This SAI describes the financial history, investment strategies and policies, management and operation of each of the Funds in order to enable investors to select the Fund or Funds which best suit their needs.

Capitalized terms not otherwise defined herein have the meanings accorded to them in the applicable Prospectus. The Funds’ executive offices are located at 270 Park Avenue, New York, NY 10017.

This SAI is divided into two Parts – Part I and Part II. Part I of this SAI contains information that is particular to each Fund. Part II of this SAI contains information that generally applies to the Funds and other series representing separate investment funds or portfolios of JPMT I, JPMT II, J.P. Morgan Mutual Fund Group (“JPMMFG”), J.P. Morgan Mutual Fund Investment Trust (“JPMMFIT”), and J.P. Morgan Fleming Mutual Fund Group, Inc. (“JPMFMFG”) (each a “J.P. Morgan Fund”, and together with the Funds, the “J.P. Morgan Funds”). Throughout this SAI, JPMT I, JPMT II, JPMMFIT and JPMFMFG are each referred to as a “Trust” and collectively, as the “Trusts.” Each Trust’s Board of Trustees, or Board of Directors in the case of JPMFMFG, is referred to herein as the “Board of Trustees,” and each trustee or director is referred to as a “Trustee.”

The Funds are advised by J.P. Morgan Investment Management Inc. (“JPMIM”). Certain other of the J.P. Morgan Funds are advised by Security Capital Research & Management, Incorporated (“SCR&M”), and/or subadvised by J.P. Morgan Private Investment Inc. (“JPMPI”), JF International Management Inc. (“JFIMI”) or Highbridge Capital Management, LLC (“HCM”). JPMIM, SCR&M, JFIMI and HCM are also referred to herein as the “Advisers” and, individually, as the “Adviser.” JPMPI, JFIMI and HCM are also referred to herein as the “Sub-Advisers” and, individually, as the “Sub-Adviser.” Effective January 1, 2010, the investment advisory business of JPMorgan Investment Advisors Inc. (“JPMIA”), which was the adviser for certain of the J.P. Morgan Funds, was transferred to JPMIM and JPMIM became the investment adviser for certain other of the J.P. Morgan Funds that were previously advised by JPMIA.

Investments in the Funds are not deposits or obligations of, nor guaranteed or endorsed by, JPMorgan Chase Bank, N.A. (“JPMorgan Chase Bank”), an affiliate of the Adviser, or any other bank. Shares of the Funds are not federally insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other governmental agency. An investment in a Fund is subject to risk that may cause the value of the investment to fluctuate, and when the investment is redeemed, the value may be higher or lower than the amount originally invested by the investor.

INVESTMENT POLICIES

The following investment policies have been adopted by each Trust with respect to the applicable Funds. The investment policies listed below under the heading “Fundamental Investment Policies” are “fundamental” policies which, under the Investment Company Act of 1940, as amended (the “1940 Act”), may not be changed without the vote of a majority of the outstanding voting securities of a Fund, as such term is defined in “Additional Information” in Part II of this SAI. All other investment policies of a Fund (including, with respect to series of JPMT I, the Fund’s investment objectives) are non-fundamental, unless otherwise designated in the Prospectus or herein, and may be changed by the Trustees of the Fund without shareholder approval. In this respect, certain Funds have an 80% investment policy which is described in such Fund’s prospectuses. In calculating assets for purposes of each Fund’s 80% investment policy, assets are net assets plus the amount of borrowings for investment purposes. This policy may be changed by the Board of Trustees without shareholder approval. However, the applicable Fund will provide shareholders with written notice at least 60 days prior to a change in its 80% investment policy.

Except for the restriction on borrowings set forth in fundamental investment policies (3)(a), (b) and (c) under “Investment Policies of Funds that are Series of JPMT I” and fundamental investment policies and policy (8) under “Investment Policies of Funds that are Series of JPMT II” (collectively, the “Borrowing Policies”), the percentage limitations contained in the policies below apply at the time of purchase of the securities. If a percentage or rating restriction on investment or use of assets set forth in a fundamental investment policy or a non-fundamental investment policy or in a Prospectus is adhered to at the time of investment, later changes in percentage resulting from any cause other than actions by the Fund will not be considered a violation. With respect to the Borrowing Policies, a Fund may borrow from any bank, provided that immediately after any such borrowing there is an asset coverage of at least 300% for all borrowings by a Fund and provided further, that in the event that such asset coverage shall at any time fall below 300%, a Fund shall, within three days (not including Sundays and holidays) thereafter or such longer period as the Securities and Exchange Commission (“SEC”) may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such

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borrowing shall be at least 300%. If the value of the Fund’s holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Board of Trustees will consider what actions, if any, are appropriate to maintain adequate liquidity.

Fundamental investment policies (2)(a), (b) and (c) under “Investment Policies of Funds that are Series of JPMT I” and fundamental investment policies and policy (10) Investment Policies of Funds that are Series of JPMT II” shall be interpreted based upon no-action letters and other pronouncements of the staff of the SEC. Generally, the 1940 Act limits a Fund’s ability to borrow money on a non-temporary basis if such borrowings constitute “senior securities.” As noted in “Investment Strategies and Policies — Miscellaneous Investment Strategies and Risks — Borrowings” in SAI Part II, in addition to temporary borrowing, a Fund may borrow from any bank, provided that immediately after any such borrowing there is an asset coverage of at least 300% for all borrowings by a Fund and provided further, that in the event that such asset coverage shall at any time fall below 300%, a Fund shall, within three days (not including Sundays and holidays) thereafter or such longer period as the SEC may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowing shall be at least 300%. A Fund may also borrow money or engage in economically similar transactions if those transactions do not constitute “senior securities” under the 1940 Act. Under current pronouncements, certain Fund positions (e.g., reverse repurchase agreements) are excluded from the definition of “senior security” so long as a Fund maintains adequate cover, segregation of assets or otherwise. Similarly, a short sale will not be considered a senior security if a Fund takes certain steps contemplated by SEC staff pronouncements, such as ensuring the short sale transaction is adequately covered.

For purposes of fundamental investment restrictions regarding industry concentration, a Fund may not invest more than 25% of its total assets, taken at market value, in the securities of issuers primarily engaged in any particular industry (other than securities issued or guaranteed by the U.S. government, any state or territory of the U.S., its agencies, instrumentalities or political subdivisions). For purposes of fundamental investment policies regarding industry concentration, an Adviser may classify issuers by industry in accordance with classifications set forth in the Directory of Companies Filing Annual Reports with the SEC or other sources. In the absence of such classification or if an Adviser determines in good faith based on its own information that the economic characteristics affecting a particular issuer make it more appropriate to be considered engaged in a different industry, an Adviser may classify an issuer accordingly. Accordingly, the composition of an industry or group of industries may change from time to time. For purposes of fundamental investment policies involving industry concentration, “group of industries” means a group of related industries, as determined in good faith by the Adviser, based on published classifications or other sources.

INVESTMENT POLICIES OF FUNDS THAT ARE SERIES OF JPMT I

Fundamental Investment Policies

(1)   (a) The Emerging Markets Debt Fund, the Inflation Managed Bond Fund, and the Real Return Fund may not purchase any security which would cause the Fund to concentrate its investments in the securities of issuers primarily engaged in any particular industry except as permitted by the SEC;

(b) The Multi-Sector Income Fund may not purchase any security which would cause the Fund to concentrate its investments in the securities of issuers primarily engaged in any particular industry or group of industries except as permitted by the SEC. This restriction does not apply to investments in securities issued or guaranteed by the U.S. government, any state or territory of the U.S., its agencies, instrumentalities, or political subdivisions, or repurchase agreements secured thereby, and futures and options transactions issued or guaranteed by any of the foregoing;

(c) The Real Return Fund, the Strategic Income Opportunities Fund, the Total Return Fund and the Inflation Managed Bond Fund may not purchase securities of any issuer if such purchase would not be consistent with the maintenance of the Fund’s status as a diversified company under the 1940 Act, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time;

(d) The Credit Opportunities Fund may not purchase any security which would cause the Fund to concentrate its investments in the securities of issuers primarily engaged in any particular industry or group of industries except as permitted by the SEC. This restriction does not apply to investments in securities issued or guaranteed by the U.S. government, any state or territory of the U.S., its agencies, instrumentalities, or political subdivisions, or repurchase agreements secured thereby, and futures and options transactions issued or guaranteed by any of the foregoing;

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(e) The Strategic Income Opportunities Fund and the Total Return Fund may not purchase the securities of any issuer if, as a result more than 25% of the Fund’s total assets would be invested in securities of one or more issuers whose principal business activities are in the same industry. This policy does not apply to investments in other registered investment companies in the same “group of investment companies” as that term is defined in Section 12(d)(1)(G) of the 1940 Act, securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or repurchase agreements secured thereby, and futures and options transactions issued or guaranteed by the U.S. government or any of its agencies or instrumentalities.

(2)   (a) The Credit Opportunities Fund, the Emerging Markets Debt Fund, the Inflation Managed Bond Fund, the Multi-Sector Income Fund, and the Real Return Fund, may not issue senior securities, except as permitted under the 1940 Act or any rule, order or interpretation thereunder;

(b) The Strategic Income Opportunities Fund and the Total Return Fund may not issue senior securities (as defined in the 1940 Act) except with respect to any permissible borrowings;

(3)   (a) The Emerging Markets Debt Fund and the Real Return Fund, may not borrow money, except to the extent permitted under the 1940 Act or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time or as permitted by order or interpretation of the SEC;

(b) The Credit Opportunities Fund, the Strategic Income Opportunities Fund, the Total Return Fund, the Inflation Managed Bond Fund and the Multi-Sector Income Fund may not borrow money, except to the extent permitted by applicable law;

(4)   (a) The Funds, except the Credit Opportunities Fund, the Strategic Income Opportunities Fund and the Total Return Fund, may not underwrite securities of other issuers, except to the extent that a Fund, in disposing of portfolio securities, may be deemed an underwriter within the meaning of the Securities Act of 1933 Act (the “1933 Act”), as amended;

(b) The Credit Opportunities Fund, the Strategic Income Opportunities Fund and the Total Return Fund may not underwrite the securities of other issuers except to the extent that the Fund may be deemed to be an underwriter under certain securities laws in the disposition of “restricted securities.”

(5)   (a) The Emerging Markets Debt Fund and the Real Return Fund, may not purchase or sell real estate, except that, to the extent permitted by applicable law, the Funds may (a) invest in securities or other instruments directly or indirectly secured by real estate, (b) invest in securities or other instruments issued by issuers that invest in real estate, and (c) may make direct investments in mortgages;

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(b) The Credit Opportunities Fund, the Multi-Sector Income Fund and the Inflation Managed Bond Fund may not purchase or sell real estate, except that, to the extent permitted by applicable law, a Fund may: (a) invest in securities or other instruments directly or indirectly secured by real estate, and (b) invest in securities or other instruments issued by issuers that invest in real estate;

(c) The Strategic Income Opportunities Fund and the Total Return Fund may not purchase or sell real estate; however, the Fund may, to the extent consistent with its investment objective, purchase securities secured by real estate or interests therein or securities issued by companies investing in real estate or interests therein;

(6)   The Emerging Markets Debt Fund may not purchase or sell commodities or commodity contracts unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts; but this shall not prevent the Emerging Markets Debt Fund from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), options on financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments that are not related to physical commodities;

(7)   The Real Return Fund may not purchase or sell commodities or commodity contracts unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts; but this shall not prevent the Real Return Fund from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates, currencies and commodities such as oil or gas), options on financial futures contracts (including futures contracts on indices of securities, interest rates, currencies and commodities such as oil and gas), warrants, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments;

(8)   The Credit Opportunities Fund, the Inflation Managed Bond Fund and the Multi-Sector Income Fund may not purchase or sell commodities or commodity contracts unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts; but this shall not prevent the Fund from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), options on financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments including derivatives related to physical commodities or investments in exchange traded funds, investment companies, and pooled investment vehicles that invest in commodities or commodity futures including those structured as grantor trusts;

(9)   The Strategic Income Opportunities Fund and the Total Return Fund may not purchase physical commodities or contracts relating to physical commodities, except as permitted under the 1940 Act, or operate as a commodity pool, in each case as interpreted or modified by regulatory authority having jurisdiction, from time to time.

(10) The Credit Opportunities Fund, the Emerging Markets Debt Fund, the Inflation Managed Bond Fund, the Multi-Sector Income Fund, the Real Return Fund, the Strategic Income Opportunities Fund and the Total Return Fund may make loans to other persons, in accordance with a Fund’s investment objective and policies and to the extent permitted by applicable law; and

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For the purposes of investment policy (1)(e) above, industrial development bonds, where the payment of principal and interest is the ultimate responsibility of companies within the same industry, are grouped together as an “industry”. Supranational organizations are collectively considered to be members of a single “industry” for purposes of policy (1)(e) above.

Non-Fundamental Investment Policies. The investment policies described below are non-fundamental policies of the Funds, other than the Strategic Income Opportunities Fund, the Total Return Fund, the Multi-Sector Income Fund and the Inflation Managed Bond Fund and may be changed by the Trustees of the Funds without shareholder approval. These non-fundamental investment policies require that the Funds:

(1)   May not acquire any illiquid securities, such as repurchase agreements with more than seven days to maturity or fixed time deposits with a duration of over seven calendar days, if as a result thereof, more than 15% of the market value of a Fund’s net assets would be in investments which are illiquid;

(2)   May not make short sales of securities other than short sales “against the box”, maintain a short position, or purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions, provided that this policy will not be applied to limit the use of options, futures contracts and relation options, in the manner otherwise permitted by the investment restrictions, policies and investment program of a Fund. No Fund has the current intention of making short sales against the box. This policy shall not be deemed to be applicable to the purchase or sale of when-issued or delayed delivery securities, or to short sales that are covered in accordance with SEC rules;

(3)   May not acquire securities of other investment companies, except as permitted by the 1940 Act or any order pursuant thereto;

(4)   May not purchase or sell interests in oil, gas or mineral leases;

(5)   May not acquire the securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act; and

(6)   Emerging Markets Debt Fund has an 80% investment policy which may be changed by the Fund’s Board of Trustees without shareholder approval. However, the Fund will provide shareholders with written notice at least 60 days prior to a change in its 80% investment policy.

The investment policies described below are non-fundamental policies of the Strategic Income Opportunities Fund, the Total Return Fund and the Multi-Sector Income Fund and may be changed by the Board of Trustees without shareholder approval:

The Strategic Income Opportunities Fund, the Total Return Fund and the Multi-Sector Income Fund:

(1)    May not acquire any illiquid securities, such as repurchase agreements with more than seven days to maturity or fixed time deposits with a duration of over seven calendar days, if as a result thereof, more than 15% of the market value of the Fund’s net assets would be in investments which are illiquid;

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(2)   May not purchase or sell interests in oil, gas or mineral leases; and

(3)   May not acquire the securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

The investment policies described below are non-fundamental policies of the Inflation Managed Bond Fund and may be changed by the Board of Trustees without shareholder approval.

The Inflation Managed Bond Fund:

(1)   May not acquire any illiquid securities, such as repurchase agreements with more than seven days to maturity or fixed time deposits with a duration of over seven calendar days, if as a result thereof, more than 15% of the market value of the Fund’s net assets would be in investments which are illiquid;

(2)   May not purchase securities on margin, make short sales of securities, or maintain a short position, provided that this restriction shall not be deemed to be applicable to the purchase or sale of when-issued or delayed delivery securities, or to short sales that are covered in accordance with the SEC rules;

(3)   May not acquire securities of other investment companies, except as permitted by the 1940 Act or any order pursuant thereto; and

(4)   May not acquire the securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

The investment policies described below are non-fundamental policies of the Credit Opportunities Fund and may be changed by the Board of Trustees without shareholder approval.

The Credit Opportunities Fund:

(1)   May not acquire any illiquid securities, such as repurchase agreements with more than seven days to maturity or fixed time deposits with a duration of over seven days, if as a result thereof, more than 15% of the market value of the Fund’s net assets would be in investments which are illiquid;

(2)   May not purchase or sell interests in oil, gas or mineral leases; or

(3)   May not acquire the securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

For the purposes of the Funds’ investment policies, the issuer of a tax-exempt security is deemed to be the entity (public or private) ultimately responsible for the payment of the principal of and interest on the security.

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INVESTMENT POLICIES OF FUNDS THAT ARE SERIES OF JPMT II

Fundamental Investment Policies

(1)   Each of the Funds may not purchase securities of any issuer if such purchase would not be consistent with the maintenance of the Fund’s status as a diversified company under the 1940 Act, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

(2)   (a) JPMorgan Core Bond Fund, JPMorgan Core Plus Bond Fund, JPMorgan Government Bond Fund, JPMorgan High Yield Fund, JPMorgan Short Duration Bond Fund, and JPMorgan Treasury & Agency Fund may not purchase any securities that would cause more than 25% of the total assets of a Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in the obligations issued or guaranteed by the U.S. government or its agencies and instrumentalities and repurchase agreements involving such securities. For purposes of this limitation (i) utilities will be divided according to their services (for example, gas, gas transmission, electric and telephone will each be considered a separate industry); and (ii) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents.

(2)   (b) JPMorgan Mortgaged Backed Securities Fund may not purchase any securities that would cause more than 25% of the total assets of the Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in (i) mortgage-backed securities; or (ii) the obligations issued or guaranteed by the U.S. government or its agencies and instrumentalities and repurchase agreements involving such securities. For purposes of this limitation (i) utilities will be divided according to their services (for example, gas, gas transmission, electric and telephone will each be considered a separate industry); and (ii) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents.

(3)   Each of the Funds may not make loans, except that a Fund may (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; (iii) engage in securities lending as described in the Prospectuses and the Statement of Additional Information; and (iv) make loans to the extent permitted by an order issued by the SEC.

(4)   Each of the Funds may not purchase securities on margin or sell securities short.

(5)   Each of the Funds may not underwrite the securities of other issuers except to the extent that a Fund may be deemed to be an underwriter under certain securities laws in the disposition of “restricted securities.”

(6)   Each of the Funds may not purchase physical commodities or contracts relating to physical commodities, except as permitted under the 1940 Act, or operate as a commodity pool, in each case as interpreted or modified by regulatory authority having jurisdiction, from time to time.

(7)   Except for the Treasury & Agency Fund, each of the Funds may not purchase participation or other direct interests in oil, gas or mineral exploration or development programs (although investments by all Funds in marketable securities of companies engaged in such activities are not hereby precluded).

(8)   Each of the Funds may not borrow money, except to the extent permitted under the 1940 Act, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time or as permitted by order or interpretation of the SEC.

(9)   Each of the Funds may not purchase securities of other investment companies except as permitted by the 1940 Act and rules, regulations and applicable exemptive relief thereunder.

(10) Each of the Funds may not issue senior securities except with respect to any permissible borrowings.

(11) Each of the Funds may not purchase or sell real estate (however, each Fund may, to the extent appropriate to its investment objective, purchase securities secured by real estate or interests therein or securities issued by companies investing in real estate or interests therein).

Non-Fundamental Investment Policies The following investment policies are non-fundamental except as noted otherwise and therefore can be changed by the Board of Trustees without prior shareholder approval.

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No Fund may:

(1)	Invest in illiquid securities in an amount exceeding, in the aggregate 15% of the Fund’s net assets. An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business without a loss, and includes repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists.

(2)	Acquire the securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

INVESTMENT PRACTICES

The Funds invest in a variety of securities and employ a number of investment techniques. What follows is a list of some of the securities and techniques which may be utilized by the Funds. For a more complete discussion, see the “Investment Strategies and Policies” section in Part II of this SAI.

FUND NAME	FUND CODE
Core Bond Fund	1
Core Plus Bond Fund	2
Credit Opportunities Fund	3
Emerging Markets Debt Fund	4
Government Bond Fund	5
High Yield Fund	6
Inflation Managed Bond Fund	7
Mortgage-Backed Securities Fund	8
Multi-Sector Income Fund	9
Real Return Fund	10
Short Duration Bond Fund	11
Strategic Income Opportunities Fund	12
Total Return Fund	13
Treasury & Agency Fund	14

Instrument	Fund Code	Part II Section Reference
Adjustable Rate Mortgage Loans (“ARMs”): Loans in a mortgage pool which provide for a fixed initial mortgage interest rate for a specified period of time, after which the rate may be subject to periodic adjustments.	1-3, 5-14	Mortgage-Related Securities
Asset-Backed Securities: Securities secured by company receivables, home equity loans, truck and auto loans, leases and credit card receivables or other securities backed by other types of receivables or other assets.	1-4, 6-13	Asset-Backed Securities
Auction Rate Securities: Auction rate municipal securities and auction rate preferred securities issued by closed-end investment companies.	3, 9, 10, 13, 14	Auction Rate Securities
Bank Obligations: Bankers’ acceptances, certificates of deposit and time deposits. Bankers’ acceptances are bills of exchange or time drafts drawn on and accepted by a commercial bank. Maturities are generally six months or less. Certificates of deposit and time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds.	1-4, 6-13	Bank Obligations

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Instrument	Fund Code	Part II Section Reference
Borrowings: A Fund may borrow for temporary purposes and/or for investment purposes. Such a practice will result in leveraging of a Fund’s assets and may cause a Fund to liquidate portfolio positions when it would not be advantageous to do so. A Fund must maintain continuous asset coverage of 300% of the amount borrowed, with the exception for borrowings not in excess of 5% of the Fund’s total assets made for temporary administrative purposes.	1-14	Miscellaneous Investment Strategies and Risks
Brady Bonds: Securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings.	2, 4, 9, 10, 13, 14	Foreign Investments (including Foreign Currencies)
Call and Put Options: A call option gives the buyer the right to buy, and obligates the seller of the option to sell a security at a specified price at a future date. A put option gives the buyer the right to sell, and obligates the seller of the option to buy a security at a specified price at a future date. A Fund will sell only covered call and secured put options.	1-13	Options and Futures Transactions
Commercial Paper: Secured and unsecured short-term promissory notes issued by corporations and other entities. Maturities generally vary from a few days to nine months.	1-4, 6-13	Commercial Paper
Commodity-Linked Derivatives: Securities whose value derives from the price of a commodity, including commodity futures and commodity options.	10, 11, 12, 13	Miscellaneous Investment Strategies and Risk
Common Stock: Shares of ownership of a company.	2, 3, 6, 9, 12,13	Equity Securities, Warrants and Rights
Common Stock Warrants and Rights: Securities, typically issued with preferred stock or bonds, that give the holder the right to buy a proportionate amount of common stock at a specified price.	2, 3, 6, 9, 12	Equity Securities, Warrants and Rights
Convertible Securities: Bonds or preferred stock that can convert to common stock.	1-3, 6-10, 12, 13	Convertible Securities
Corporate Debt Securities: May include bonds and other debt securities of domestic and foreign issuers, including obligations of industrial, utility, banking and other corporate issuers.	1-4, 6-13	Debt Instruments
Credit Default Swaps (“CDSs”): A swap agreement between two parties pursuant to which one party pays the other a fixed periodic coupon for the specified life of the agreement. The other party makes no payment unless a credit event, relating to a predetermined reference asset, occurs. If such an event occurs, the party will then make a payment to the first party, and the swap will terminate.	1-4, 6-13	Swaps and Related Swap Products
Custodial Receipts: A Fund may acquire securities in the form of custodial receipts that evidence ownership of future interest payments, principal payments or both on certain U.S. Treasury notes or bonds in connection with programs sponsored by banks and brokerage firms. These are not considered to be U.S. government securities. These notes and bonds are held in custody by a bank on behalf of the owners of the receipts.	1, 2, 5-14	Custodial Receipts
Demand Features: Securities that are subject to puts and standby commitments to purchase the securities at a fixed price (usually with accrued interest) within a fixed period of time following demand by a Fund.	1, 2, 4, 6-8, 11, 12	Demand Features

Part I - 11

Instrument	Fund Code	Part II Section Reference
Emerging Market Securities: Securities issued by issuers or governments in countries with emerging economies or securities markets which may be undergoing significant evolution or rapid development.	1-4, 6-13	Foreign Investments (including Foreign Currencies)
Exchange Traded Funds (“ETFs”): Ownership interest in unit investment trusts, depositary receipts, and other pooled investment vehicles that hold a portfolio of securities or stocks designed to track the price performance and dividend yield of a particular broad-based, sector or international index. ETFs include a wide range of investments such as iShares, Standard & Poor’s Depositary Receipts (“SPDRs”) and NASDAQ 100s.	1, 2, 4, 6-13	Investment Company Securities and Exchange Traded Funds
Foreign Currency Transactions: Strategies used to hedge against interest rate and currency risks, for other risk management purposes or to increase income or gain to a Fund. These strategies may consist of use of any of the following: options on currencies, currency futures, options on such futures, forward foreign currency transactions (including non-deliverable forwards (“NDFs”)), forward rate agreements and currency swaps, caps and floors. Certain Funds may engage in such transactions in both U.S. and non-U.S. markets.	2-4, 9, 10, 13, 14	Foreign Investments (including Foreign Currencies)
Foreign Investments: Equity and debt securities (e.g., bonds and commercial paper) of foreign entities and obligations of foreign branches of U.S. banks and foreign banks. Foreign securities may also include American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), European Depositary Receipts (“EDRs”) and American Depositary Securities.	1-4, 6-13	Foreign Investments (including Foreign Currencies)
High Yield/High Risk Securities/Junk Bonds: Securities that are generally rated below investment grade by the primary rating agencies or are unrated but deemed by a Fund’s Adviser to be of comparable quality.	2-4, 6, 9, 10, 13, 14	Debt Instruments
Inflation-Linked Debt Securities: Fixed and floating rate debt securities of varying maturities issued by the U.S. government as well as securities issued by other entities such as corporations, foreign governments and foreign issuers.	1-14	Debt Instruments
Initial Public Offerings (“IPO”): A transaction in which a previously private company makes its first sale of stock to the public.	3, 9	Equity Securities, Warrants and Rights
Interfund Lending: Involves lending money and borrowing money for temporary purposes through a credit facility.	1-14	Miscellaneous Investment Strategies and Risks
Inverse Floating Rate Instruments: Leveraged variable debt instruments with interest rates that reset in the opposite direction from the market rate of interest to which the inverse floater is indexed.	1-13	Inverse Floaters and Interest Rate Caps
Investment Company Securities: Shares of other investment companies, including money market funds for which the adviser and/or its affiliates serve as investment adviser or administrator. The adviser will waive certain fees when investing in funds for which it serves as investment adviser, to the extent required by law.	1-14	Investment Company Securities and Exchange Traded Funds

Part I - 12

Instrument	Fund Code	Part II Section Reference
Loan Assignment and Participations: Assignments of, and participations in, all or a portion of loans to corporations or to governments, including governments of less developed countries.	1-4, 6, 8-14	Loans
Mortgages (Directly Held): Debt instruments secured by real property.	1-11, 12-14	Mortgage-Related Securities
Mortgage-Backed Securities: Debt obligations secured by real estate loans and pools of loans such as collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities (“CMBS”), and other asset-backed structures.	1-3, 5-14	Mortgage-Related Securities
Mortgage Dollar Rolls: A transaction in which a Fund sells securities for delivery in a current month and simultaneously contracts with the same party to repurchase similar but not identical securities on a specified future date.	1, 2, 5-14	Mortgage-Related Securities
Municipal Securities: Securities issued by a state or political subdivision to obtain funds for various public purposes. Municipal securities include, among others, private activity bonds and industrial development bonds, as well as general obligation notes, tax anticipation notes, bond anticipation notes, revenue anticipation notes, other short-term tax-exempt obligations, municipal leases, obligations of municipal housing authorities and single family revenue bonds.	1-3, 6-13	Municipal Securities
New Financial Products: New options and futures contracts and other financial products continue to be developed and a Fund may invest in such options, contracts and products.	1-13	Miscellaneous Investment Strategies and Risks
Obligations of Supranational Agencies: Obligations which are chartered to promote economic development and are supported by various governments and governmental agencies.	1-4, 6, 7, 9-14	Foreign Investments (including Foreign Currencies)
Options and Futures Transactions: A Fund may purchase and sell (a) exchange traded and over-the-counter put and call options on securities, indexes of securities and futures contracts on securities and indexes of securities, and interest rate futures contracts and interest rate swaps and (b) futures contracts on securities and indexes of securities.	1-14	Options and Futures Transactions
Preferred Stock: A class of stock that generally pays a dividend at a specified rate and has preference over common stock in the payment of dividends and in liquidation.	1-3, 6, 8-14	Equity Securities, Warrants and Rights
Private Placements, Restricted Securities and Other Unregistered Securities: Securities not registered under the Securities Act of 1933, such as privately placed commercial paper and Rule 144A securities.	1-4, 6-13	Miscellaneous Investment Strategies and Risks
Real Estate Investment Trusts (“REITs”): Pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interest.	1-4, 6-13	Real Estate Investment Trusts
Repurchase Agreements: The purchase of a security and the simultaneous commitment to return the security to the seller at an agreed upon price on an agreed upon date. This is treated as a loan.	1-14	Repurchase Agreements
Reverse Repurchase Agreements: The sale of a security and the simultaneous commitment to buy the security back at an agreed upon price on an agreed upon date. This is treated as a borrowing by a Fund.	1-14	Reverse Repurchase Agreements

Part I - 13

Instrument	Fund Code	Part II Section Reference
Securities Issued in Connection with Reorganizations and Corporate Restructurings: In connection with reorganizing or restructuring of an issuer, an issuer may issue common stock or other securities to holders of its debt securities.	1-14	Miscellaneous Investment Strategies and Risks
Securities Lending: The lending of up to 33 1/3% of a Fund’s total assets. In return, a Fund will receive cash, other securities, and/or letters of credit as collateral.	1-6, 8, 10, 11, 14	Securities Lending
Short Selling: A Fund sells a security it does not own in anticipation of a decline in the market value of the security. To complete the transaction, a Fund must borrow the security to make delivery to the buyer. A Fund is obligated to replace the security borrowed by purchasing it subsequently at the market price at the time of replacement.	3, 4, 9, 10, 12-13	Short Selling
Short-Term Funding Agreements: Agreements issued by banks and highly rated U.S. insurance companies such as Guaranteed Investment Contracts (“GICs”) and Bank Investment Contracts (“BICs”).	1-4, 6-9, 11-13	Short-Term Funding Agreements
Sovereign Obligations: Investments in debt obligations issued or guaranteed by a foreign sovereign government or its agencies, authorities or political subdivisions.	1-4, 7, 9-13	Foreign Investments (including Foreign Currencies)
Stripped Mortgage-Backed Securities: Derivative multi-class mortgage securities which are usually structured with two classes of shares that receive different proportions of the interest and principal from a pool of mortgage assets. These include Interest-Only (“IO”) and Principal-Only (“PO”) securities issued outside a Real Estate Mortgage Investment Conduit (“REMIC”) or CMO structure.	1, 2, 5, 7-13	Mortgage-Related Securities
Structured Investments: A security having a return tied to an underlying index or other security or asset class. Structured investments generally are individually negotiated agreements and may be traded over-the-counter. Structured investments are organized and operated to restructure the investment characteristics of the underlying security.	1-14	Structured Investments
Swaps and Related Swap Products: Swaps involve an exchange of obligations by two parties. Caps and floors entitle a purchaser to a principal amount from the seller of the cap or floor to the extent that a specified index exceeds or falls below a predetermined interest rate or amount. A Fund may enter into these transactions to manage its exposure to changing interest rates and other factors.	1-14	Swaps and Related Swap Products
Synthetic Variable Rate Instruments: Instruments that generally involve the deposit of a long-term tax exempt bond in a custody or trust arrangement and the creation of a mechanism to adjust the long-term interest rate on the bond to a variable short-term rate and a right (subject to certain conditions) on the part of the purchaser to tender it periodically to a third party at par.	2-4, 9, 10, 12, 13	Swaps and Related Swap Products
Temporary Defensive Positions: To respond to unusual circumstances a Fund may invest in cash and cash equivalents for temporary defensive purposes.	1-14	Miscellaneous Investment Strategies and Risks

Part I - 14

Instrument	Fund Code	Part II Section Reference
Treasury Receipts: A Fund may purchase interests in separately traded interest and principal component parts of U.S. Treasury obligations that are issued by banks or brokerage firms and that are created by depositing U.S. Treasury notes and U.S. Treasury bonds into a special account at a custodian bank. Receipts include Treasury Receipts (“TRs”), Treasury Investment Growth Receipts (“TIGRs”), and Certificates of Accrual on Treasury Securities (“CATS”).	1-14	Treasury Receipts
Trust Preferreds: Securities with characteristics of both subordinated debt and preferred stock. Trust preferreds are generally long term securities that make periodic fixed or variable interest payments.	1-4, 6-13	Trust Preferred
U.S. Government Agency Securities: Securities issued by agencies and instrumentalities of the U.S. government. These include all types of securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“Freddie Mac”), including funding notes, subordinated benchmark notes, CMOs and REMICs.	1-14	Mortgage-Related Securities
U.S. Government Obligations: May include direct obligations of the U.S. Treasury, including Treasury bills, notes and bonds, all of which are backed as to principal and interest payments by the full faith and credit of the United States, and separately traded principal and interest component parts of such obligations that are transferable through the Federal book-entry system known as Separate Trading of Registered Interest and Principal of Securities (“STRIPS”) and Coupons Under-Book Entry Safekeeping (“CUBES”).	1-14	U.S. Government Obligations
Variable and Floating Rate Instruments: Obligations with interest rates which are reset daily, weekly, quarterly or some other frequency and which may be payable to a Fund on demand or at the expiration of a specified term.	1-14	Debt Instruments
When-Issued Securities, Delayed Delivery Securities and Forward Commitments: Purchase or contract to purchase securities at a fixed price for delivery at a future date.	1-14	When-Issued Securities, Delayed Delivery Securities and Forward Commitments
Zero-Coupon, Pay-in-Kind and Deferred Payment Securities: Zero-coupon securities are securities that are sold at a discount to par value and on which interest payments are not made during the life of the security. Pay-in-kind securities are securities that have interest payable by delivery of additional securities. Deferred payment securities are zero-coupon debt securities which convert on a specified date to interest bearing debt securities.	1-14	Debt Instruments

ADDITIONAL INFORMATION REGARDING FUND INVESTMENT PRACTICES

Investments in Foreign Obligations. Investments in all types of foreign obligations or securities will not exceed 25% of the net assets of the High Yield Fund, the Core Bond Fund, the Short Duration Bond Fund and the Mortgage-Backed Securities Fund. Investments in all types of foreign obligations or securities will not exceed 35% of the net assets of the Core Plus Bond Fund.

Investments in Equity Securities. Equity Securities such as common stock will generally comprise no more than 10% of the High Yield Fund’s total assets.

Part I - 15

QUALITY DESCRIPTION

Various Nationally Recognized Statistical Rating Organizations (“NRSROs”) assign ratings to securities. Generally, ratings are divided into two main categories: “Investment Grade Securities” and “Non-Investment Grade Securities.” Although there is always a risk of default, rating agencies believe that issuers of Investment Grade Securities have a high probability of making payments on such securities. Non-Investment Grade Securities include securities that, in the opinion of the rating agencies, are more likely to default than Investment Grade Securities.

The Funds only purchase securities that meet the rating criteria described below or in the prospectus. The Adviser will look at a security’s rating at the time of investment. If the securities are unrated, the Adviser must determine that they are of comparable quality to rated securities. Subsequent to its purchase by a Fund, a security may cease to be rated or its rating may be reduced below the minimum rating required for purchase by a Fund. The Adviser will consider such an event in determining whether a Fund should continue to hold the security.

Debt Securities. The Government Bond Fund and the Treasury & Agency Fund may invest in debt securities rated in any of the three highest investment grade rating categories. The Core Bond Fund, the Short Duration Bond Fund, and the Mortgage-Backed Securities Fund may invest in debt securities rated in any of the four investment grade rating categories. The High Yield Fund and the Core Plus Bond Fund may purchase securities in any rating category.

Preferred Stock. The Short Duration Bond Fund and the Core Bond Fund may only invest in preferred stock rated in any of the four highest rating categories. The Mortgage-Backed Securities Fund may invest only in preferred stock rated in any of the three highest rating categories. The Core Plus Bond Fund and the High Yield Fund may invest in preferred stock in any rating category.

Municipal Securities. The Short Duration Bond Fund, and the Core Bond Fund may only invest in municipal bonds rated in any of the four highest rating categories. The Mortgage-Backed Securities Fund may only invest in municipal bonds rated in any of the three highest rating categories. The Core Bond Fund and the Mortgage-Backed Securities Fund may only invest in other municipal securities, such as tax-exempt commercial paper, notes and variable rate demand obligations which are rated in the highest or second highest rating categories. The Short Duration Bond Fund may invest in such securities only if they are rated in the highest rating category. The Core Plus Bond Fund and the High Yield Fund may invest in municipal securities rated in any category.

Commercial Paper. The Short Duration Bond Fund, the Core Bond Fund, and the Mortgage-Backed Securities Fund may purchase commercial paper consisting of issues rated at the time of purchase in the highest or second highest rating category by at least one NRSRO (such as A-2 or better by Standard & Poor’s Corporation (“S&P”), Prime-2 or better by Moody’s Investors Service, Inc. (“Moody’s”), F2 or better by Fitch Ratings (“Fitch”), or R-2 or better by Dominion Bond Rating Service Limited) or if unrated, determined by the Adviser to be of comparable quality. The High Yield Fund and the Core Plus Bond Fund may purchase commercial paper rated in any category.

Mortgage-Backed Securities. The Government Bond Fund and the Treasury & Agency Fund may only invest in mortgage-backed securities issued or guaranteed by the U.S. government, or its agencies or instrumentalities. The other JPMT II Funds that invest in mortgage-backed securities may invest in mortgage-backed securities issued by private issuers including Guaranteed CMOs and REMIC pass-through securities. The Government Bond Fund and the Treasury & Agency Fund may invest in mortgage-backed securities that are rated in one of the three highest rating categories by at least one NRSRO at the time of investment or, if unrated, determined by the Adviser to be of comparable quality. The Short Duration Bond Fund, the Mortgage-Backed Securities Fund, and the Core Bond Fund may invest in mortgage-backed securities that are rated in one of the four highest rating categories by at least one NRSRO at the time of investment or, if unrated, determined by the Adviser to be of comparable quality. The High Yield Fund and the Core Plus Bond Fund can invest in mortgage-backed securities in any rating category.

DIVERSIFICATION

JPMT I and JPMT II are registered management investment companies and all of the Funds, except the Emerging Markets Debt Fund, are diversified series of JPMT I and JPMT II. The Emerging Markets Debt Fund is a non-diversified series of JPMT I. For a more complete discussion, see the “Diversification” section in Part II of this SAI.

Part I - 16

PORTFOLIO TURNOVER

A portfolio turnover rate is, in summary, the percentage computed by dividing the lesser of a Fund’s purchases or sales of securities (excluding short-term securities) by the average market value of the Fund. The Adviser intends to manage each Fund’s assets by buying and selling securities to help attain its investment objective. A rate of 100% indicates that the equivalent of all of a Fund’s assets have been sold and reinvested in a year. High portfolio turnover may affect the amount, timing and character of distributions, and, as a result, may increase the amount of taxes payable by shareholders. Higher portfolio turnover also results in higher transaction costs. To the extent that net short-term capital gains are realized by a Fund, any distributions resulting from such gains are considered ordinary income for federal income tax purposes. For a more complete discussion, see the “Distributions and Tax Matters” section in Part II of this SAI.

The tables below sets forth the Funds’ portfolio turnover rates for the last two fiscal years.

Funds	Fiscal Year Ended 2/28/11	Fiscal Year Ended 2/29/12
Core Bond Fund	24%	20%
Core Plus Bond Fund	22%	23%
Credit Opportunities Fund*	7%	39%
Emerging Markets Debt Fund	126%	124%
Government Bond Fund	18%	15%
High Yield Fund	45%	41%
Inflation Managed Bond Fund**	69%	36%
Mortgage-Backed Securities Fund	30%	21%
Multi-Sector Income Fund*	33%	185%
Real Return Fund	48%	86%
Short Duration Bond Fund	36%	40%
Strategic Income Opportunities Fund	97%	206%
Total Return Fund	455%	418%
Treasury & Agency Fund	26%	35%

.*	The Credit Opportunities Fund and the Multi-Sector Income Fund commenced operations on 12/1/10. Therefore, the fiscal period ended 2/28/11 covers the period 12/1/10-2/28/11.
**	The Inflation Managed Bond Fund commenced operations on 3/31/10. Therefore, the fiscal period ended 2/28/11 covers the period 3/31/10-2/28/11.

As indicated in the Fund’s prospectus, the Multi-Sector Income Fund invests opportunistically across different markets and sectors, based on the portfolio management team’s view of the markets and sectors. The increase in portfolio turnover for the Multi-Sector Income Fund from 2011 to 2012 is primarily due to the fact that the Fund had only three months of trading activity for the fiscal year ended February 28, 2011 and the Fund’s opportunistic investment asset allocation strategy. The increase in the portfolio turnover rate for the Strategic Income Opportunities Fund resulted from increased investment in mortgage TBAs, investments of large cash positions, and investments in credit default swaps. The high portfolio turnover rate for the Total Return Fund resulted from the Fund taking advantage of additional trading and investment opportunities during periods of market volatility as well as the Fund’s use of mortgage TBAs.

TRUSTEES

Standing Committees

There are four standing committees of the Board of Trustees: the Audit and Valuation Committee, the Compliance Committee, the Governance Committee and the Investments Committee.

During the fiscal year ended February 29, 2012, the Audit and Valuation Committee met four times, the Compliance Committee met four times, the Governance Committee met four times, and each Investments Sub-Committee met five times. For a more complete discussion, see the “Trustees” section in Part II of this SAI.

Part I - 17

Ownership of Securities

The following table shows the dollar range of each Trustee’s beneficial ownership in the Funds and each Trustee’s aggregate dollar range of ownership in any Funds that the Trustee oversees in the Family of Investment Companies as of December 31, 2011:

Name of Trustee	Ownership of Core Bond Fund	Ownership of Core Plus Bond Fund	Ownership of Credit Opportunities Fund
Independent Trustees
John F. Finn	None	None	None
Dr. Matthew Goldstein	$50,001–$100,000	None	None
Robert J. Higgins	None	None	None
Peter C. Marshall	None	None	None
Mary E. Martinez(3)	None	None	None
Marilyn McCoy	None	None	None
Mitchell M. Merin(3)	None	None	None
William G. Morton, Jr.	None	None	None
Dr. Robert A. Oden, Jr.	Over $100,000	None	None
Marian U. Pardo(4)	None	None	None
Frederick W. Ruebeck	None	None	None
James J. Schonbachler	Over $100,000	None	None

Interested Trustee Not Affiliated With The Adviser
Frankie D. Hughes	None	None	None

Name of Trustee	Ownership of Emerging Markets Debt Fund	Ownership of Government Bond Fund	Ownership of High Yield Fund
Independent Trustees
John F. Finn	None	None	None
Dr. Matthew Goldstein	None	None	$10,001–$50,000
Robert J. Higgins	None	None	None
Peter C. Marshall	$10,001–$50,000	None	None
Mary E. Martinez(3)	None	None	None
Marilyn McCoy	None	None	None
Mitchell M. Merin(3)	None	None	None
William G. Morton, Jr.	None	None	None
Dr. Robert A. Oden, Jr.	None	None	None
Marian U. Pardo(4)	None	None	None
Frederick W. Ruebeck	None	None	None
James J. Schonbachler	None	None	None

Interested Trustee Not Affiliated With The Adviser
Frankie D. Hughes	None	None	None

Name of Trustee	Ownership of Inflation Managed Bond Fund	Ownership of Mortgage-Backed Securities Fund
Independent Trustees
John F. Finn	None	None
Dr. Matthew Goldstein	None	None
Robert J. Higgins	None	None
Peter C. Marshall	None	None
Mary E. Martinez(3)	None	None
Marilyn McCoy	None	None
Mitchell M. Merin(3)	None	None
William G. Morton, Jr.	None	None
Dr. Robert A. Oden, Jr.	None	None
Marian U. Pardo(4)	None	None
Frederick W. Ruebeck	None	None
James J. Schonbachler	None	None

Part I - 18

Name of Trustee	Ownership of Inflation Managed Bond Fund	Ownership of Mortgage-Backed Securities Fund
Interested Trustee Not Affiliated With The Adviser
Frankie D. Hughes	None	None

Name of Trustee	Ownership of Multi-Sector Income Fund	Ownership of Real Return Fund	Ownership of Short Duration Bond Fund
Independent Trustees
John F. Finn	None	None	None
Dr. Matthew Goldstein	None	None	None
Robert J. Higgins	None	None	None
Peter C. Marshall	None	None	None
Mary E. Martinez(3)	None	None	None
Marilyn McCoy	None	None	None
Mitchell M. Merin(3)	None	None	None
William G. Morton, Jr.	None	None	None
Dr. Robert A. Oden, Jr.	None	None	None
Marian U. Pardo(4)	None	None	None
Frederick W. Ruebeck	None	None	None
James J. Schonbachler	None	None	None

Interested Trustee Not Affiliated With The Adviser
Frankie D. Hughes	None	None	None

Name of Trustee	Ownership of Strategic Income Opportunities Fund	Ownership of Total Return Fund
Independent Trustees
John F. Finn	Over $100,000	None
Dr. Matthew Goldstein	$10,001–$50,000	None
Robert J. Higgins	None	None
Peter C. Marshall	None	None
Mary E. Martinez(3)	None	None
Marilyn McCoy	None	None
Mitchell M. Merin(3)	None	None
William G. Morton, Jr.	$50,001–$100,000	None
Dr. Robert A. Oden, Jr.	None	None
Marian U. Pardo(4)	None	None
Frederick W. Ruebeck	None	None
James J. Schonbachler	Over $100,000	None

Interested Trustee Not Affiliated With The Adviser
Frankie D. Hughes	None	None

Name of Trustee	Ownership of Treasury & Agency Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by the Trustee in the Family of Investment Companies(1)(2)
Independent Trustees
John F. Finn	None	Over $100,000
Dr. Matthew Goldstein	None	Over $100,000
Robert J. Higgins	None	Over $100,000
Peter C. Marshall	None	Over $100,000
Mary E. Martinez(3)	None	None
Marilyn McCoy	None	Over $100,000

Part I - 19

Name of Trustee	Ownership of Treasury & Agency Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by the Trustee in the Family of Investment Companies(1)(2)
Mitchell M. Merin(3)	None	None
William G. Morton, Jr.	None	Over $100,000
Dr. Robert A. Oden, Jr.	None	Over $100,000
Marian U. Pardo(4)	None	None
Frederick W. Ruebeck	None	Over $100,000
James J. Schonbachler	None	Over $100,000

Interested Trustee Not Affiliated With The Adviser
Frankie D. Hughes	None	Over $100,000

(1)	A Family of Investment Companies means any two or more registered investment companies that share the same investment adviser or principal underwriter and hold themselves out to investors as related companies for purposes of investment and investor services. The Family of Investment Companies for which the Board of Trustees currently serves includes eleven registered investment companies (170 funds) including JPMMFG which liquidated November 29, 2012 and is in the process of winding up its affairs.
(2)	For Ms. McCoy and Messrs. Finn, Higgins, Marshall, Oden, and Ruebeck, these amounts include deferred compensation balances, as of December 31, 2011, through participation in the J.P. Morgan Funds’ Deferred Compensation Plan for Eligible Trustees. For a more complete discussion, see the “Trustees Compensation” section in Part II of this SAI.
(3)	Ms. Martinez and Mr. Merin became members of the Board of Trustees effective January 1, 2013.
(4)	Ms. Pardo will become a member of the Board of Trustees effective February 1, 2013.

As of December 31, 2011, none of the independent Trustees or their immediate family members owned securities of the Adviser or JPMDS or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Adviser or JPMDS.

Trustee Compensation

Prior to January 1, 2013, the Funds of the J.P. Morgan Funds Complex overseen by the Trustees paid each Trustee an annual fee of $275,000 and reimbursed each Trustee for expenses incurred in connection with service as a Trustee. Beginning January 1, 2013, the Funds of the J.P. Morgan Funds Complex overseen by the Trustees will pay each Trustee an annual fee of $315,000 and reimburse each Trustee for expenses incurred in connection with service as a Trustee. In addition, the Funds pay the Chairman $225,000, the Vice Chairman $75,000 and from December 1, 2011 through February 29, 2012, the assistant to the Audit and Valuation Committee Chairman $6,250. The Chairman and Vice Chairman receive no additional compensation for service as committee or sub-committee chairmen. Committee chairs and sub-committee chairs who are not already receiving an additional fee are each paid $50,000. The Trustees may hold various other directorships unrelated to the J.P. Morgan Funds Complex. The J.P. Morgan Funds bore expenses related to administrative and staffing services provided to the former Chairman, in lieu of establishing an office of the former Chairman, in the amount of $6,000 per month.

Trustee aggregate compensation paid by each of the Funds and the J.P. Morgan Funds Complex for the calendar year ended December 31, 2011, is set forth below:

Name of Trustee	Core Bond Fund	Core Plus Bond Fund	Credit Opportunities Fund
Independent Trustees
John F. Finn	$13,405	$1,370	$28
Dr. Matthew Goldstein	15,497	1,583	32
Robert J. Higgins	15,497	1,583	32
Peter C. Marshall	17,061	1,743	35
Mary E. Martinez(2)	None	None	None
Marilyn McCoy	15,497	1,583	32
Mitchell M. Merin(2)	None	None	None
William G. Morton, Jr.	13,405	1,370	28
Dr. Robert A. Oden, Jr.	13,405	1,370	28
Marian U. Pardo(3)	None	None	None
Frederick W. Ruebeck	15,497	1,583	32
James J. Schonbachler	13,516	1,380	28

Interested Trustee Not Affiliated With The Adviser
Frankie D. Hughes	13,405	1,370	28

Part I - 20

Name of Trustee	Emerging Markets Debt Fund	Government Bond Fund	High Yield Fund
Independent Trustees
John F. Finn	$313	$944	$6,265
Dr. Matthew Goldstein	363	1,083	7,247
Robert J. Higgins	363	1,083	7,247
Peter C. Marshall	398	1,202	7,973
Mary E. Martinez(2)	None	None	None
Marilyn McCoy	363	1,083	7,247
Mitchell M. Merin(2)	None	None	None
William G. Morton, Jr.	313	944	6,265
Dr. Robert A. Oden, Jr.	313	944	6,265
Marian U. Pardo(3)	None	None	None
Frederick W. Ruebeck	363	1,083	7,247
James J. Schonbachler	316	951	6,316

Interested Trustee Not Affiliated With The Adviser
Frankie D. Hughes	313	944	6,265

Name of Trustee	Inflation Managed Bond Fund	Mortgage-Backed Securities Fund
Independent Trustees
John F. Finn	$403	$1,587
Dr. Matthew Goldstein	456	1,833
Robert J. Higgins	456	1,833
Peter C. Marshall	513	2,020
Mary E. Martinez(2)	None	None
Marilyn McCoy	456	1,833
Mitchell M. Merin(2)	None	None
William G. Morton, Jr.	403	1,587
Dr. Robert A. Oden, Jr.	403	1,587
Marian U. Pardo(3)	None	None
Frederick W. Ruebeck	456	1,833
James J. Schonbachler	409	1,601

Interested Trustee Not Affiliated With The Adviser
Frankie D. Hughes	403	1,587

Name of Trustee	Multi-Sector Income Fund	Real Return Fund	Short Duration Bond Fund
Independent Trustees
John F. Finn	$133	$83	$6,753
Dr. Matthew Goldstein	152	96	7,825
Robert J. Higgins	152	96	7,825
Peter C. Marshall	169	106	8,594
Mary E. Martinez(2)	None	None	None
Marilyn McCoy	152	96	7,825
Mitchell M. Merin(2)	None	None	None
William G. Morton, Jr.	133	83	6,753
Dr. Robert A. Oden, Jr.	133	83	6,753
Marian U. Pardo(3)	None	None	None
Frederick W. Ruebeck	152	96	7,825
James J. Schonbachler	136	84	6,803

Interested Trustee Not Affiliated With The Adviser
Frankie D. Hughes	133	83	6,753

Part I - 21

Name of Trustee	Strategic Income Opportunities Fund	Total Return Fund
Independent Trustees
John F. Finn	$8,772	$206
Dr. Matthew Goldstein	10,176	238
Robert J. Higgins	10,176	238
Peter C. Marshall	11,163	262
Mary E. Martinez(2)	None	None
Marilyn McCoy	10,176	238
Mitchell M. Merin(2)	None	None
William G. Morton, Jr.	8,772	206
Dr. Robert A. Oden, Jr.	8,772	206
Marian U. Pardo(3)	None	None
Frederick W. Ruebeck	10,176	238
James J. Schonbachler	8,842	207

Interested Trustee Not Affiliated With the Adviser
Frankie D. Hughes	8,772	206

Name of Trustee	Treasury & Agency Fund	Total Compensation Paid from Fund Complex(1)(9)
Independent Trustees
John F. Finn	$295	$275,000	(4)
Dr. Matthew Goldstein	341	325,000
Robert J. Higgins	341	325,000	(5)
Peter C. Marshall	376	350,000
Mary E. Martinez(2)	None	None
Marilyn McCoy	341	325,000
Mitchell M. Merin(2)	None	None
William G. Morton, Jr.	295	275,000
Dr. Robert A. Oden, Jr.	295	275,000	(6)
Marian U. Pardo(3)	None	None
Frederick W. Ruebeck	341	325,000	(7)
James J. Schonbachler	297	277,083	(8)

Interested Trustee Not Affiliated With The Adviser
Frankie D. Hughes	295	275,000

(1)	A Fund Complex means two or more registered investment companies that (i) hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or (ii) have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees currently serves includes eleven registered investment companies (170 funds) including JPMMFG which liquidated November 29, 2012 and is in the process of winding up its affairs.
(2)	Ms. Martinez and Mr. Merin became members of the Board of Trustees effective January 1, 2013.
(3)	Ms. Pardo will become a member of the Board of Trustees effective February 1, 2013.
(4)	Includes $275,000 of Deferred Compensation.
(5)	Includes $325,000 of Deferred Compensation.
(6)	Includes $82,500 of Deferred Compensation.
(7)	Includes $130,000 of Deferred Compensation.
(8)	Includes $2,083 of compensation related to Mr. Schonbachler’s duties as assistant to the Audit and Valuation Committee chairman.
(9)	William J. Armstrong, Fergus Reid III, and Leonard M. Spalding, Jr. retired as Trustees of the Trusts effective December 31, 2012. For the period specified in the table above, the former trustees were paid the following total compensation from the J.P. Morgan Funds Complex.

Name of Former Trustee	Total Compensation Paid from Fund Complex	Amount of Deferred Compensation Included in Total
William J. Armstrong	$325,000	None
Fergus Reid, III	$500,000	Includes $100,000 of Deferred Compensation
Leonard M. Spalding, Jr.	$325,000	Includes $325,000 of Deferred Compensation

Part I - 22

INVESTMENT ADVISERS

Investment Advisory Fees

The table below sets forth the investment advisory fees paid by the following Funds to JPMIA or JPMIM (waived amounts are in parentheses), respectively, as applicable with respect to the fiscal periods indicated (amounts in thousands):

	Fiscal Year Ended 2/28/10		Fiscal Year Ended 2/28/11		Fiscal Year Ended 2/29/12
Funds	Paid	Waived	Paid	Waived	Paid	Waived
Core Bond Fund	$22,706	($6,995)	$38,861	($13,607)	$47,249	($17,703)
Core Plus Bond Fund	2,797	(328)	4,523	(810)	5,633	(701)
Credit Opportunities Fund*	N/A	N/A	—	(10)	22	(253)
Emerging Markets Debt Fund	1,044	(66)	1,716	(383)	3,120	(517)
Government Bond Fund	3,615	(132)	4,333	(179)	4,152	(135)
High Yield Fund	25,451	(602)	48,500	(427)	64,951	(865)
Inflation Managed Bond Fund**	N/A	N/A	210	(189)	2,954	(185)
Mortgage-Backed Securities Fund	1,756	(2,527)	2,840	(4,500)	3,591	(5,566)
Multi-Sector Income Fund*	N/A	N/A	—	(32)	1,319	(481)
Real Return Fund	271	(156)	505	(82)	276	(156)
Short Duration Bond Fund	9,585	(2,393)	18,251	(5,346)	20,531	(5,025)
Strategic Income Opportunities Fund	8,736	(2,352)	33,002	(11,856)	45,242	(17,595)
Total Return Fund	1,498	(240)	932	(181)	410	(423)
Treasury & Agency Fund	1,796	(62)	1,499	(15)	1,262	(8)

*	The Credit Opportunities Fund and the Multi-Sector Income Fund commenced operations on 12/1/10. The fiscal period ended 2/28/11 covers the period 12/1/10-2/28/11.
**	The Inflation Managed Bond Fund commenced operations on 3/31/10. The fiscal period ended 2/28/11 covers the period 3/31/10-2/28/11.

Voluntary Waivers

In addition to the waivers described in the prospectuses, JPMIM, JPMFM, and JPMDS have voluntarily agreed to waive fees and/or reimburse expenses to the extent total annual operating expenses of Class R6 Shares (excluding acquired fund fees and expenses, dividend expenses relating to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) for the following Funds exceed the amounts indicated below. These waivers are voluntary and may be discontinued at any time.

Class R6 Shares—Voluntary Waivers

Name of Fund
Core Bond Fund	0.40%
Short Duration Bond Fund	0.30

For a more complete discussion, see the “Investment Advisers” section in Part II of this SAI.

PORTFOLIO MANAGERS

Portfolio Managers’ Other Accounts Managed

The following table shows information regarding all of the other accounts managed by each portfolio manager as of February 29, 2012:

	Non-Performance Based Fee Advisory Accounts
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets ($thousand)	Number of Accounts	Total Assets ($thousand)	Number of Accounts	Total Assets ($thousand)
Core Bond Fund
Douglas Swanson	10	$13,130,244	7	$9,348,561	72	$13,512,702
Christopher Nauseda	3	5,737,728	0	0	33	2,967,021

Part I - 23

	Non-Performance Based Fee Advisory Accounts
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets ($thousand)	Number of Accounts	Total Assets ($thousand)	Number of Accounts	Total Assets ($thousand)
Core Plus Bond Fund
Gary J. Madich	2	$98,848	0	$0	7	$189,542
Mark M. Jackson	2	2,406,392	2	1,652,916	36	6,104,760
Frederick A. Sabetta	1	98,025	1	63,389	1,536	4,263,708
Richard D. Figuly	6	12,106,832	1	355,272	37	9,500,081
Duane Huff	3	1,271,469	1	75,278	34	863,423

Credit Opportunities Fund
Gary Madich	2	2,246,007	0	0	7	189,542
William Eigen	4	13,638,317	0	0	0	0
Frederick Sabetta	1	2,245,184	1	63,389	1,536	4,263,708
Donald Clark	0	0	0	0	103	9,373,192
Duane Huff	3	3,418,629	1	75,278	34	862,423

Emerging Markets Debt Fund
Pierre-Yves Bareau	2	226,038	28	4,201,252	61	6,051,307
Matias Silvani	2	176,553	16	2,315,827	13	4,613,430

Government Bond Fund
Michael Sais	7	5,611,501	3	1,165,640	11	3,942,005
Scott F. Grimshaw	4	2,060,723	1	75,278	31	4,478,203

High Yield Fund
William J. Morgan	8	2,759,902	14	9,132,119	14	1,494,031
James P. Shanahan	9	7,517,350	9	3,198,520	12	316,412
James E. Gibson	3	1,574,982	0	0	0	0

Inflation Managed Bond Fund
Scott Grimshaw	4	2,497,650	1	75,278	31	4,478,203
Deepa Majmudar	3	3,263,137	1	75,278	0	0
Duane Huff	3	2,344,032	1	75,278	34	862,423

Mortgage-Backed Securities Fund
Douglas Swanson	10	34,481,496	7	9,348,561	72	13,512,702
Michael Sais	7	4,168,290	3	1,165,640	11	3,942,005

Multi-Sector Income Fund
Robert Michele	0	0	1	620,489	0	0
Nicholas J. Gartside	0	0	1	620,606	0	0
Iain Stealey	1	1,950,510	21	3,786,740	0	0
Matthew G. Pallai	0	0	1	620,489	0	0

Real Return Fund
Steven Lear	1	54,012	4	528,565	27	4,368,126
Donald A. Clemmenson	0	0	1	41,200	2	52,000

Short Duration Bond Fund
Gregg F. Hrivnak	4	565,131	1	355,272	43	9,364,794
Richard D. Figuly	6	3,389,611	1	355,272	37	9,500,081

Strategic Income Opportunities Fund
William Eigen	4	725,927	0	0	0	0
Timothy N. Neumann	1	251,261	0	0	0	0
Jarred Sherman	1	251,261	0	0	0	0

Part I - 24

	Non-Performance Based Fee Advisory Accounts
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets ($thousand)	Number of Accounts	Total Assets ($thousand)	Number of Accounts	Total Assets ($thousand)
Total Return Fund
William Eigen	4	$13,500,812	0	$0	0	$0

Treasury & Agency Fund
Scott F. Grimshaw	4	3,267,156	1	75,278	31	4,478,203
Peter D. Simons	7	6,638,865	3	6,086,305	1	32,360

The following table shows information on the other accounts managed by each portfolio manager that have advisory fees wholly or partly based on performance as of February 29, 2012.

	Performance Based Fee Advisory Accounts
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets ($thousand)	Number of Accounts	Total Assets ($thousand)	Number of Accounts	Total Assets ($thousand)
Core Bond Fund
Douglas Swanson	0	$0	0	$0	4	$2,324,774
Christopher Nauseda	0	0	0	0	1	204,277

Core Plus Bond Fund
Gary J. Madich	0	0	0	0	0	0
Mark M. Jackson	0	0	0	0	3	1,162,013
Frederick A. Sabetta	0	0	0	0	1	1,993
Richard D. Figuly	0	0	0	0	2	1,195,121
Duane Huff	0	0	0	0	0	0

Credit Opportunities Fund
Gary Madich	0	0	0	0	0	0
William Eigen	0	0	4	5,507,779	1	36,494
Frederick Sabetta	0	0	0	0	1	1,993
Donald Clark	0	0	0	0	0	0
Duane Huff	0	0	0	0	0	0

Emerging Markets Debt Fund
Pierre-Yves Bareau,	0	0	1	1,687,928	0	0
Matias Silvani	0	0	0	0	0	0

Government Bond Fund
Michael Sais	0	0	0	0	2	496,692
Scott F. Grimshaw	0	0	0	0	0	0

High Yield Fund
William J. Morgan	1	144,938	0	0	2	316,412
James P. Shanahan	1	144,938	0	0	2	316,412
James E. Gibson	1	144,938	0	0	0	0

Inflation Managed Bond Fund
Scott Grimshaw	0	0	0	0	0	0
Deepa Majmudar	0	0	0	0	0	0
Duane Huff	0	0	0	0	0	0

Mortgage-Backed Securities Fund
Douglas Swanson	0	0	0	0	4	2,324,774
Michael Sais	0	0	0	0	2	496,692

Part I - 25

	Performance Based Fee Advisory Accounts
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets ($thousand)	Number of Accounts	Total Assets ($thousand)	Number of Accounts	Total Assets ($thousand)

Multi-Sector Income Fund
Robert Michele	0	$0	3	$821,407	0	$0
Nicholas J. Gartside	0	0	2	806,161	0	0
Iain Stealey	0	0	2	805,400	0	0
Matthew G. Pallai	0	0	2	806,106	0	0

Real Return Fund
Steven Lear	0	0	0	0	4	3,653,229
Donald A. Clemmenson	0	0	0	0	0	0

Short Duration Bond Fund
Gregg F. Hrivnak	0	0	0	0	0	0
Richard D. Figuly	0	0	0	0	2	1,195,121

Strategic Income Opportunities Fund
William Eigen	0	0	4	5,507,779	1	36,494
Timothy N. Neumann	0	0	4	5,507,779	1	36,494
Jarred Sherman	0	0	4	5,507,779	1	36,494

Total Return Fund
William Eigen	0	0	4	5,507,779	1	36,494

Treasury & Agency Fund
Scott F. Grimshaw	0	0	0	0	0	0
Peter D. Simons	0	0	0	0	1	32,360

Portfolio Managers — Ownership of Securities

The following table indicates for each Fund the dollar range of shares beneficially owned by each portfolio manager, as of February 29, 2012.

Aggregate Dollar Range of Securities in the Fund
Fund	Name	None	$1-$10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Core Bond Fund	Douglas Swanson						X
	Christopher Nauseda			X

Core Plus Bond Fund	Gary J. Madich	X
	Mark M. Jackson			X
	Frederick A. Sabetta	X
	Richard D. Figuly	X
	Duane Huff	X

Credit Opportunities Fund	Gary Madich	X
	William Eigen	X
	Frederick Sabetta	X
	Donald Clark	X
	Duane Huff	X

Emerging Markets Debt Fund	Pierre-Yves Bareau	X
	Matias Silvani			X

Government Bond Fund	Michael Sais				X
	Scott F. Grimshaw	X

Part I - 26

Aggregate Dollar Range of Securities in the Fund
Fund	Name	None	$1-$10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
High Yield Fund	William J. Morgan						X
	James P. Shanahan						X
	James E. Gibson					X

Inflation Managed Bond Fund	Scott Grimshaw	X
	Deepa Majmudar	X
	Duane Huff	X

Mortgage-Backed Securities Fund	Douglas Swanson						X
	Michael Sais							X

Multi-Sector Income Fund	Robert Michele							X
	Nicholas J. Gartside	X
	Iain Stealey	X
	Matthew G. Pallai			X

Real Return Fund	Steven Lear	X				X
Donald A. Clemmenson

Short Duration Bond Fund	Gregg F. Hrivnak				X
	Richard D. Figuly	X

Strategic Income Opportunities Fund	William Eigen							X
	Timothy N. Neumann					X
	Jarred Sherman				X

Total Return Fund	William Eigen	X

Treasury & Agency Fund	Scott F. Grimshaw	X
	Peter D. Simons	X

*	Mr. Hrivnak acquired between $50,001-$100,000 of the Short Duration Bond Fund as of 3/13/12

For a more complete discussion, see the “Portfolio Manager Compensation” section in Part II of this SAI.

Part I - 27

ADMINISTRATOR

Administrator Fees

The table below sets forth the administration, administrative services and co-administration fees paid by the Funds to JPMorgan Funds Management, Inc. (the amounts waived are in parentheses) for the fiscal periods indicated (amounts in thousands).

	Fiscal Year Ended 2/28/10		Fiscal Year Ended 2/28/11		Fiscal Year Ended 2/29/12
Funds	Paid	Waived	Paid	Waived	Paid	Waived
Core Bond Fund	$7,995	($1,816)	$16,005	($—)	$19,107	($—)
Core Plus Bond Fund	618	(420)	931	(695)	1,074	(789)
Credit Opportunities Fund*	N/A	N/A	—	(2)	—	(61)
Emerging Markets Debt Fund	103	(57)	274	(—)	418	(40)
Government Bond Fund	661	(594)	1,205	(172)	624	(637)
High Yield Fund	3,318	(661)	5,836	(1,048)	6,330	(2,605)
Inflation Managed Bond Fund**	N/A	N/A	43	(61)	658	(134)
Mortgage-Backed Securities Fund	740	(483)	1,438	(482)	1,700	(609)
Multi-Sector Income Fund*	N/A	N/A	—	(6)	298	(55)
Real Return Fund	68	(53)	154	(—)	105	(4)
Short Duration Bond Fund	2,996	(1,735)	7,459	(1,180)	7,385	(1,635)
Strategic Income Opportunities Fund	1,622	(751)	6,578	(2,541)	7,196	(5,126)
Total Return Fund	588	—	339	(1)	228	(17)
Treasury & Agency Fund	533	(94)	442	(20)	342	(32)

*	The Credit Opportunities Fund and the Multi-Sector Income Fund commenced operations on 12/1/10. The fiscal period ended 2/28/11 covers the period 12/1/10-2/28/11.
**	The Inflation Managed Bond Fund commenced operations on 3/31/10. The fiscal period ended 2/28/11 covers the period 3/31/10-2/28/11.

For a more complete discussion, see the “Administrator” section in Part II of this SAI.

DISTRIBUTOR

Compensation Paid to JPMDS

The following table describes the compensation paid to the principal underwriter, JPMDS, for the fiscal year ended February 29, 2012 (amounts have been rounded up to the whole number).

Fund	Total Underwriting Discounts and Commissions	Compensation on Redemptions and Repurchases	Brokerage Commissions	Other Compensation*
Core Bond Fund	$1,062,801	$838,703	$390	$28,905,264
Core Plus Bond Fund	301,781	203,591	1,914	3,303,402
Credit Opportunities Fund	—	—	—	2,566
Emerging Markets Debt Fund	2,868	(979)	9	228,858
Government Bond Fund	12,451	120,142	92	2,776,971
High Yield Fund	195,288	94,334	485	4,392,776
Inflation Managed Bond Fund	2,981	3,201	—	347,228
Mortgage-Backed Securities Fund	32,722	406	—	514,715
Multi-Sector Income Fund	—	159	—	1,834
Real Return Fund	7,973	18,827	70	412,805
Short Duration Bond Fund	74	72,202	—	2,881,368
Strategic Income Opportunities Fund	5,987	821,723	92	15,700,816
Total Return Fund	2,075	1,948	—	27,468
Treasury & Agency Fund	1,030	48,483	—	236,406

*	Fees paid by the Fund pursuant to Rule 12b-1 are provided in “Distribution Fees” section below.

Part I - 28

The table below sets forth the aggregate amount of underwriting commissions retained by JPMDS from the Funds with respect to the fiscal periods indicated.

Funds	Fiscal Year Ended 2/28/10	Fiscal Year Ended 2/28/11	Fiscal Year Ended 2/29/12
Core Bond Fund	$3,922,713	$2,227,528	$1,062,801
Core Plus Bond Fund	254,155	460,739	301,781
Credit Opportunities Fund	N/A	0	—
Emerging Markets Debt Fund*	6,920	10,650	2,868
Government Bond Fund	205,008	246,494	12,451
High Yield Fund	156,440	146,814	195,288
Inflation Managed Bond Fund**	N/A	1,570	2,981
Mortgage-Backed Securities Fund	72,642	97,-86	32,722
Multi-Sector Income Fund*	N/A	—	—
Real Return Fund	59,049	34,367	7,973
Short Duration Bond Fund	23,664	8,437	74
Strategic Income Opportunities Fund	285,675	81,765	5,987
Total Return Fund	—	1,251	2,075
Treasury & Agency Fund	12,067	10,953	1,030

*	The Credit Opportunities Fund and the Multi-Sector Income Fund commenced operations on 12/1/10. The fiscal period ended 2/28/11 covers the period 12/1/10-2/28/11.
**	The Inflation Managed Bond Fund commenced operations on 3/31/10. The fiscal period ended 2/28/11 covers the period 3/31/10-2/28/11.

For more information on JPMDS, see the “Distributor” section in Part II of this SAI.

Distribution Fees

The table below set forth the Rule 12b-1 fees that the Funds paid to JPMDS with respect to the fiscal periods indicated (amounts in thousands):

	Fiscal Year Ended 2/28/10			Fiscal Year Ended 2/28/11			Fiscal Year Ended 2/29/12
Funds	Paid		Waived	Paid		Waived	Paid		Waived
Core Bond Fund
Class A	$5,725		$—	$9,371		$—	$12,305		$—
Class B	868		—	744		—	452		—
Class C	9,869		—	19,348		—	15,903		—
Class R2	27		—	137		—	245		—

Core Plus Bond Fund
Class A	271		—	675		—	894		—
Class B	52		—	55		—	41		—
Class C	562		—	1,911		—	2,366		—
Class R2	—	^	—	2		—	3		—

Credit Opportunities Fund*
Class A	N/A		N/A	—	^	—	2		—
Class C	N/A		N/A	—	^	—	—	^	—
Class R2	N/A		N/A	—	^	—	—	^	—

Emerging Markets Debt Fund
Class A	28		—	106		—	153		—
Class C	28		—	67		—	76		—

Government Bond Fund
Class A	1,050		—	1,220		—	1,318		—
Class B	318		—	210		—	104		—
Class C	1,245		—	1,495		—	1,265		—
Class R2	6		—	46		—	90		—

Part I - 29

	Fiscal Year Ended 2/28/10			Fiscal Year Ended 2/28/11			Fiscal Year Ended 2/29/12
Funds	Paid		Waived	Paid		Waived	Paid		Waived
High Yield Fund
Class A	$1,162		$—	$1,643		$—	$2,377		$—
Class B	158		—	151		—	98		—
Class C	823		—	1,491		—	1,893		—
Class R2	2		—	11		—	25		—

Inflation Managed Bond Fund**
Class A	N/A		N/A	5		—	268		—
Class C	N/A		N/A	1		—	23		—
Class R2	N/A		N/A	—	^	—	56		—

Mortgage-Backed Securities Fund
Class A	90		—	394		—	515		—

Multi-Sector Income Fund*
Class A	N/A		N/A	—	^	—	1		—
Class C	N/A		N/A	—	^	—	1		—
Class R2	N/A		N/A	—	^	—	—	^	—

Real Return Fund
Class A	52		—	86		—	85		—
Class C	176		—	374		—	328		—

Short Duration Bond Fund
Class A	456		—	696		—	631		—
Class B	32		—	22		—	13		—
Class C	1,312		—	2,719		—	2,237		—

Strategic Income Opportunities Fund
Class A	975		—	4,677		—	6,432		—
Class C	1,527		—	6,595		—	9,269		—

Total Return Fund
Class A	—	^	—	7		—	10		—
Class C	1		—	8		—	18		—

Treasury & Agency Fund
Class A	261		—	246		—	232		—
Class B	16		—	8		—	4		—

*	The Credit Opportunities Fund and the Multi-Sector Income Fund commenced operations on 12/1/10. The fiscal period ended 2/28/11 covers the period 12/1/10-2/28/11.
**	The Inflation Managed Bond Fund commenced operations on 3/31/10. The fiscal period ended 2/28/11 covers the period 3/31/10-2/28/11.
^	Rounds to less than $1,000.

For a more complete discussion, see the “Distribution Plan” section in Part II of this SAI.

SHAREHOLDER SERVICING

Shareholder Services Fees

Under the Shareholder Servicing Agreement, each Fund has agreed to pay JPMDS, for providing shareholder services and other related services, a fee at the following annual rates (expressed as a percentage of the average daily net asset value (“NAV”) of Fund shares owned by or for shareholders):

Select Class, Class A, Class B and Class C and Class R2	0.25%
Institutional Class	0.10%
Class R5	0.05%
Class R6	None

Part I - 30

The table below set forth the fees paid or accrued to JPMDS (the amounts voluntarily waived are in parentheses) for the fiscal periods indicated (amounts in thousands):

	Fiscal Year Ended 2/28/10		Fiscal Year Ended 2/28/11			Fiscal Year Ended 2/29/12
Funds	Paid	Waived	Paid		Waived	Paid		Waived
Core Bond Fund
Class A	$2,290	($3,435)	$3,748		($5,623)	$4,922		($7,383)
Class B	289	—	248		—	150		—
Class C	3,290	—	6,450		—	5,301		—
Select Class	8,903	(3,184)	16,191		(6,297)	20,912		(8,132)
Class R5	169	—	253		—	83		—
Class R2	6	(8)	28		(41)	49		(74)

Core Plus Bond Fund
Class A	131	(140)	270		(405)	358		(536)
Class B	17	—	18		—	13		—
Class C	187	—	637		—	789		—
Select Class	1,922	(67)	2,762		—	3,205		—
Class R2	1	—	1		—	1		—
Institutional Class	21	(2)	42		(5)	33		(4)

Credit Opportunities Fund*
Class A	N/A	N/A	—	^	—	1		(1)
Class C	N/A	N/A	—	^	—	—		(— )^
Select Class	N/A	N/A	5		(1)	136		(34)
Class R5	N/A	N/A	—	^	—	—	^	—
Class R2	N/A	N/A	—	^	—	—	^	—

Emerging Markets Debt Fund
Class A	23	(5)	85		(21)	123		(30)
Class C	8	(1)	17		(5)	20		(5)
Select Class	209	(46)	282		(71)	421		(117)
Class R5	2	(19)	—		(54)	8		(108)

Government Bond Fund
Class A	84	(966)	97		(1,123)	106		(1,212)
Class B	106	—	70		—	35		—
Class C	415	—	498		—	421		—
Select Class	—	(1,548)	—		(1,948)	—		(1,753)
Class R2	—	(3)	2		(21)	3		(42)

High Yield Fund
Class A	451	(711)	592		(1,051)	855		(1,522)
Class B	52	(1)	48		(2)	32		(1)
Class C	268	(6)	477		(20)	606		(25)
Select Class	3,016	(4,763)	5,336		(9,474)	6,993		(12,432)
Class R5	58	—	85		—	20		—
Class R2	1	(— )^	2		(3)	4		(8)

Inflation Managed Bond Fund**
Class A	N/A	N/A	—		(5)	4		(264)
Class C	N/A	N/A	—	^	(— )^	5		(3)
Select Class	N/A	N/A	100		(150)	708		(981)
Class R5	N/A	N/A	2		—	—	^	—
Class R2	N/A	N/A	—	^	—	28		—

Mortgage-Backed Securities Fund
Class A	54	(36)	236		(158)	309		(206)
Select Class	208	(138)	811		(540)	1,311		(874)

Part I - 31

	Fiscal Year Ended 2/28/10			Fiscal Year Ended 2/28/11			Fiscal Year Ended 2/29/12
Funds	Paid		Waived	Paid		Waived	Paid		Waived
Multi-Sector Income Fund*
Class A	N/A		N/A	$—	^	($— )^	$1		($— )^
Class C	N/A		N/A	—	^	(— )^	—		(— )^
Select Class	N/A		N/A	14		(4)	885		(97)
Class R5	N/A		N/A	—		(— )^	—	^	—
Class R2	N/A		N/A	—	^	(— )^	—		(— )^

Real Return Fund
Class A	24		(28)	—		(86)	—		(85)
Class C	37		(22)	74		(50)	65		(44)
Select Class	69		(51)	44		(67)	6		(10)
Institutional Class	1		(29)	—		(39)	—		(39)

Short Duration Bond Fund
Class A	456		—	696		—	631		—
Class B	11		—	7		—	4		—
Class C	437		—	906		—	746		—
Select Class	8,195		—	15,778		—	16,085		—

Strategic Income Opportunities Fund
Class A	780		(195)	3,742		(935)	5,146		(1,286)
Class C	408		(101)	1,757		(440)	2,472		(618)
Select Class	3,740		(935)	14,435		(3,610)	20,158		(5,040)
Class R5	—	^	(— )^	—		(— )^	—		(38)

Total Return Fund
Class A	—	^	(— )^	—		(7)	—		(10)
Class C	—	^	(— )^	2		(1)	3		(3)
Select Class	1,131		(317)	564		(354)	407		(271)
Class R5	—	^	—	—	^	—	—	^	—

Treasury & Agency Fund
Class A	—		(261)	1		(245)	5		(227)
Class B	—		(5)	—		(3)	1		(1)
Select Class	—		(1,282)	6		(1,007)	18		(807)

*	The Credit Opportunities Fund and the Multi-Sector Income Fund commenced operations on 12/1/10. The fiscal period ended 2/28/11 covers the period 12/1/10-2/28/11.
**	The Inflation Managed Bond Fund commenced operations on 3/31/10. The fiscal period ended 2/28/11 covers the period 3/31/10-2/28/11.
^	Rounds to less than $1,000.

For a more complete discussion, see the “Shareholder Servicing” section in Part II of this SAI.

Part I - 32

BROKERAGE AND RESEARCH SERVICES

Brokerage Commissions

The Funds paid the following brokerage commissions for the indicated fiscal periods (amounts in thousands):

Fund	Fiscal Year Ended 2/28/10	Fiscal Year Ended 2/28/11		Fiscal Year Ended 2/29/12
Core Bond Fund
Total Brokerage Commissions	$—	$—		$—	^
Brokerage Commissions to Affiliated Broker-Dealers	—	—		—

Core Plus Bond Fund
Total Brokerage Commissions	2	17		8
Brokerage Commissions to Affiliated Broker-Dealers	—	6		2

Credit Opportunities Fund*
Total Brokerage Commissions	N/A	—	^	—
Brokerage Commissions to Affiliated Broker-Dealers	N/A	—		—

Emerging Markets Debt Fund
Total Brokerage Commissions	20	39		33
Brokerage Commissions to Affiliated Broker-Dealers	—	—		—

Government Bond Fund
Total Brokerage Commissions	—	—		—
Brokerage Commissions to Affiliated Broker-Dealers	—	—		—

High Yield Fund
Total Brokerage Commissions	6	120		23
Brokerage Commissions to Affiliated Broker-Dealers	—	52		9

Inflation Managed Bond Fund**
Total Brokerage Commissions	N/A	—		—
Brokerage Commissions to Affiliated Broker-Dealers	N/A	—		—

Mortgage-Backed Securities Fund
Total Brokerage Commissions	—	—		—
Brokerage Commissions to Affiliated Broker-Dealers	—	—		—

Multi-Sector Income Fund*
Total Brokerage Commissions	N/A	2		59
Brokerage Commissions to Affiliated Broker-Dealers	N/A	—		—

Real Return Fund
Total Brokerage Commissions	3	8		3
Brokerage Commissions to Affiliated Broker-Dealers	—	—		—

Short Duration Bond Fund
Total Brokerage Commissions	—	—		—
Brokerage Commissions to Affiliated Broker-Dealers	—	—		—

Strategic Income Opportunities Fund
Total Brokerage Commissions	680	2,106		1,289
Brokerage Commissions to Affiliated Broker-Dealers	—	29		—

Total Return Fund
Total Brokerage Commissions	153	77		19
Brokerage Commissions to Affiliated Broker-Dealers	—	—		—

Treasury & Agency Fund
Total Brokerage Commissions	—	—		—
Brokerage Commissions to Affiliated Broker-Dealers	—	—		—

^	Rounds to less than $1,000.
*	The Credit Opportunities Fund and the Multi-Sector Income Fund commenced operations on 12/1/10. The fiscal period ended 2/28/11 covers the period 12/1/10-2/28/11.
**	The Inflation Managed Bond Fund commenced operations on 3/31/10. The fiscal period ended 2/28/11 covers the period 3/31/10-2/28/11.

Part I - 33

For a more complete discussion, see the “Portfolio Transactions” section in Part II of this SAI.

Broker Research

For the fiscal year ended February 29, 2012, the Adviser allocated brokerage commissions to brokers who provided broker research for the Funds as follows:

Fund Name	Amount
Core Bond Fund	$0
Core Plus Bond Fund	0
Credit Opportunities Fund	0
Emerging Markets Debt Fund	0
Government Bond Fund	0
High Yield Fund	0
Inflation Managed Bond Fund	0
Mortgage-Backed Securities Fund	0
Multi-Sector Income Fund	0
Real Return Fund	0
Short Duration Bond Fund	0
Strategic Income Opportunities Fund	0
Total Return Fund	0
Treasury & Agency Fund	0

Securities of Regular Broker-Dealers

As of February 29, 2012, certain Funds owned securities of their regular broker-dealers (or parents) as shown below (amounts in thousands):

Fund	Name of Broker-Dealer	Value of Securities Owned (000’s)
Core Bond Fund	Banc of America Securities LLC	$221,618
	Bank of America Corporation	102,301
	Barclays Capital Inc.	49,866
	Bear Stearns & Co. Inc.*	72,997
	Citigroup Global Markets Inc.	439,032
	Credit Suisse First Boston LLC	326,870
	Deutsche Bank AG	11,669
	Goldman Sachs and Company	172,624
	Greenwich Capital Markets, Inc.	3,641
	HSBC Securities Inc.	120,691
	Lehman Brothers Inc.	37,373
	Merrill Lynch & Co. Inc.	82,603
	Royal Bank of Scotland Group	114,447
	UBS Financial Services Inc.	23,833

Core Plus Bond Fund	ABN AMRO Inc.	1,452
	Banc of America Securities LLC	34,496
	Bank of America Corporation	8,601
	Barclays Capital Inc.	4,330
	Bear Stearns & Co. Inc.*	8,187
	Citigroup Global Markets Inc.	24,050
	Credit Suisse First Boston LLC	15,272
	Deutsche Bank AG	1,879
	Goldman Sachs and Company	14,785
	Greenwich Capital Markets, Inc.	2,424
	HSBC Securities Inc.	11,644
	Lehman Brothers Inc.	3,991
	Merrill Lynch & Co. Inc.	14,627
	Royal Bank of Scotland Group	2,722
	UBS Financial Services Inc.	2,473

Part I - 34

Fund	Name of Broker-Dealer	Value of Securities Owned (000’s)
Credit Opportunities Fund	Banc of America Securities LLC	$275
	Bank of America Corporation	1,019
	Barclays Capital Inc.	1,005
	Citigroup Global Markets Inc.	800
	Goldman Sachs and Company	1,486
	Royal Bank of Scotland Group	38

Emerging Markets Debt Fund	Barclays Capital Inc.	905
	Citigroup Global Markets Inc.	3,226
	Deutsche Bank AG	1,736
	Lehman Brothers Inc.	1,574

High Yield Fund	Banc of America Securities LLC	81,852
	Bank of America Corporation	108,672
	Citigroup Global Markets Inc.	12,863
	Goldman Sachs and Company	91
	Royal Bank of Scotland Group	11,752

Inflation Managed Bond Fund	Banc of America Securities LLC	1,013
	Bank of America Corporation	7,317
	Barclays Capital Inc.	3,813
	Bear Stearns & Co. Inc.*	1,401
	Citigroup Global Markets Inc.	12,225
	Credit Suisse First Boston LLC	7,953
	Deutsche Bank AG	821
	Goldman Sachs and Company	9,536
	HSBC Securities Inc.	4,241
	Lehman Brothers Inc.	1,974
	Merrill Lynch & Co. Inc.	3,276
	Royal Bank of Scotland Group	997
	UBS Financial Services Inc.	2,098

Mortgage-Backed Securities Fund	ABN AMRO Inc.	57
	Banc of America Securities LLC	42,491
	Bear Stearns & Co. Inc.*	11,780
	Citigroup Global Markets Inc.	57,675
	Credit Suisse First Boston LLC	54,301
	Goldman Sachs and Company	5,883
	HSBC Securities Inc.	3,197
	Lehman Brothers Inc.	5,336
	Merrill Lynch & Co. Inc.	3,812
	Royal Bank of Scotland Group	14,059

Multi-Sector Income Fund	ABN AMRO Inc.	3,742
	Banc of America Securities LLC	3,744
	Bank of America Corporation	4,981
	Barclays Capital Inc.	6,011
	Bear Stearns & Co. Inc.*	256
	Citigroup Global Markets Inc.	6,662
	Credit Suisse First Boston LLC	579
	Goldman Sachs and Company	588
	HSBC Securities Inc.	1,430
	Lehman Brothers Inc.	1,290
	Royal Bank of Scotland Group	4,458
	UBS Financial Services Inc.	461

Part I - 35

Fund	Name of Broker-Dealer	Value of Securities Owned (000’s)
Short Duration Bond Fund	ABN AMRO Inc.	$5,177
	Banc of America Securities LLC	25,306
	Bank of America Corporation	100,721
	Barclays Capital Inc.	29,445
	Bear Stearns & Co. Inc.*	40,392
	Citigroup Global Markets Inc.	156,764
	Credit Suisse First Boston LLC	79,542
	Deutsche Bank AG	27,022
	Goldman Sachs and Company	93,070
	HSBC Securities Inc.	117,872
	Lehman Brothers Inc.	22,741
	Merrill Lynch & Co. Inc.	27,863
	Royal Bank of Scotland Group	13,504
	UBS Financial Services Inc.	7,407

Strategic Income Opportunities Fund	Banc of America Securities LLC	118,137
	Bank of America Corporation	28,174
	Bear Stearns & Co. Inc.*	7,061
	Citigroup Global Markets Inc.	52,532
	Credit Suisse First Boston LLC	13,763
	Goldman Sachs and Company	10,913
	Lehman Brothers Inc.	14,124
	Royal Bank of Scotland Group	24,081

Total Return Fund	Banc of America Securities LLC	1,452
	Bank of America Corporation	5,313
	Bear Stearns & Co. Inc.*	7,237
	Citigroup Global Markets Inc.	3,952
	Credit Suisse First Boston LLC	3,163
	Goldman Sachs and Company	4,947
	Greenwich Capital Markets, Inc.	3,230
	HSBC Securities Inc.	1,572
	Lehman Brothers Inc.	2,449
	Merrill Lynch & Co. Inc.	1,639
	UBS Financial Services Inc.	699

*	The Bear Stearns Companies Inc. and its affiliates are affiliated with JPMorgan Chase & Co. These securities were purchased prior to their affiliation with the Funds.

For a more complete discussion, see the “Portfolio Transactions” section in Part II of this SAI.

FINANCIAL INTERMEDIARIES

Other Cash Compensation Payments

During the year ended February 29, 2012, JPMIM and SCR&M paid approximately $128,410,351 and $147,004, respectively for all of the J.P. Morgan Funds pursuant to their other cash compensation arrangements. For a more complete discussion, see the “Additional Compensation to Financial Intermediaries” section in Part II of this SAI.

Part I - 36

Finders’ Fee Commissions

Financial Intermediaries who sell $1 million or more of Class A Shares in the aggregate of the J.P. Morgan Equity Funds, the J.P. Morgan Specialty Funds, the J.P. Morgan International Funds, the J.P. Morgan Investor Funds, the JPMorgan SmartRetirement Funds, JPMorgan SmartAllocation Funds and the J.P. Morgan Income Funds (collectively, “Qualifying Funds”) may receive finders’ fees.

With respect to sales of the Short Duration Bond Fund and Treasury & Agency Fund, made prior to July 1, 2010 and sales of the Mortgage-Backed Securities Fund such fees are paid in accordance with the following schedule:

Amount of Purchases	Finder’s Fees
$1,000,000 – $9,999,999*	0.50%
$10,000,000 or more	0.25%

*	If the total sale of Class A Shares of Qualifying Funds is $1,000,000 or more but the amount of the sale applicable to the Short Duration Bond Fund, Treasury & Agency Fund, or Mortgage-Backed Securities Fund is less than $1,000,000, the Financial Intermediary will receive a finder’s fee equal to 0.50% of the sale of the Class A Shares of the Short Duration Bond Fund, Treasury & Agency Fund, Mortgage-Backed Securities Fund, or Short Term Bond Fund II. The Finders’ Fee Schedule for other Qualifying Funds can be found in the Statement of Additional Information for such Qualifying Funds.

With respect to sales of the Short Duration Bond Fund and Treasury & Agency Fund, made on or after July 1, 2010, such fees are paid in accordance with the following schedule:

Amount of Purchases	Finder’s Fees
$500,000 – $9,999,999*	0.50%
$10,000,000 or more	0.25%

*	If the total sale of Class A Shares of Qualifying Funds is $500,000 or more but the amount of the sale applicable to the Short Duration Bond Fund, Treasury & Agency Fund, or Mortgage-Backed Securities Fund is less than $500,000, the Financial Intermediary will receive a finder’s fee equal to 0.50% of the sale of the Class A Shares of the Short Duration Bond Fund, or Treasury & Agency Fund. The Finders’ Fee Schedule for other Qualifying Funds can be found in the Statement of Additional Information for such Qualifying Funds.

With respect to sales of the Income Funds (other than Short Duration Bond Fund, Treasury & Agency Fund, and Mortgage-Backed Securities Fund), such fees are paid in accordance with the following schedule:

Amount of Purchases	Finder’s Fees*
$1,000,000 – $3,999,999*	0.75%
$4,000,000 – $49,999,999	0.50%
$50,000,000 or more	0.25%

*	If the total sale of Class A Shares of Qualifying Funds is $1,000,000 or more but the amount of the sale applicable to a Funds (other than the Short Duration Bond Fund, Treasury & Agency Fund, and Mortgage-Backed Securities Fund) is less than $1,000,000, the Financial Intermediary will receive a finder’s fee equal to 0.75% of the sale of the Class A Shares of the Fund (other than the Short Duration Bond Fund, Treasury & Agency Fund, Mortgage-Backed Securities Fund, and Short Term Bond Fund II). The Finders’ Fee Schedule for other Qualifying Funds can be found in the Statement of Additional Information for such Qualifying Funds.

The Distributor may also pay Financial Intermediaries a commission of up to 0.75% of gross sales on sales of Class A Shares to certain defined contribution plans. If such defined contribution plan redeems all of the shares that it owns on behalf of participants within 12 months of the purchase date, then the Financial Intermediaries that have received these commissions will be required to reimburse the Distributor up to 0.75% of the lower of the cost of the shares being redeemed or their NAV at the time of redemption. JPMDS reserves the right to alter or change the finder’s fee policy on these plans at any time at its own discretion. If a plan redeems all of the shares for which a finder’s fee has been paid within 12 months of the purchase date, JPMDS will reclaim the finder’s fee paid to the Financial Intermediary rather than charge a CDSC to the plan.

Finders’ Fees Paid by Distributor

For the fiscal year ended February 29, 2012, JPMDS paid approximately $10,985,252 in finders’ fees for all J.P. Morgan Funds. For a more complete discussion, see the “Additional Cash Compensation to Financial Intermediaries” section in Part II of this SAI.

Part I - 37

TAX MATTERS

Capital Loss Carryforwards

Under the Regulated Investment Company Modernization Act of 2010 (the “2010 Act”), net capital losses recognized by the Funds after February 28, 2011, may get carried forward indefinitely and retain their character as short-term and/or long-term losses. Net capital losses arising in prior years were carried forward eight years and treated as short-term losses. The 2010 Act requires that net capital losses after February 28, 2011be used before any prior net capital losses.

For Federal income tax purposes, the following Funds had capital loss carryforwards for the fiscal year ended February 29, 2012 (amounts in thousands) incurred prior to the enactment of the 2010 Act:

Fund	Capital Loss Carryforwards		Expiration Date
Core Plus Bond Fund	$10,748		2/28/2015
	26,467		2/29/2016
	231,594		2/28/2017
Total	$268,809	*

Emerging Markets Debt Fund	$17,782		2/28/2017
	46,344		2/28/2018
Total	$64,126

Mortgage-Backed Securities Fund	$4,538		2/28/2013
	1,459		2/28/2014
	391		2/29/2016
Total	$6,388

*	The entire amount is comprised of capital loss carryforwards from business combinations, which may be limited in future years under the Internal Revenue Code Sections 381-384.

As of February 29, 2012, the following Funds had net capital loss carryforwards (amounts in thousands) incurred after enactment of the 2010 Act:

	Capital Loss Carryforward Character
Funds	Short-Term	Long-Term
Emerging Markets Debt Fund	$1,644	$—
Multi-Sector Income Fund	2,630	2,741

To the extent that these capital losses are used to offset future capital gain, it is probable that gain so offset will not be distributed to shareholders. For a more complete discussion, see the “Distributions and Tax Matters” section in Part II of this SAI.

Part I - 38

PORTFOLIO HOLDINGS DISCLOSURE

A list of the entities that receive the Funds’ portfolio holdings information, the frequency with which it is provided to them and the length of the lag between the date of the information and the date it is disclosed is provided below:

All Funds
Bloomberg LP	Monthly	30 days after month end
Factset	Monthly	30 days after month end
JPMorgan Chase & Co.	Monthly	30 days after month end
Lipper, Inc.	Monthly	30 days after month end
MorningStar Inc.	Monthly	30 days after month end
The McGraw Hill Companies—Standard & Poor’s Corporation	Monthly	30 days after month end
Thomson Financial	Monthly	30 days after month end
Vickers Stock Research Corp.	Monthly	30 days after month end

Core Bond Fund
Advisor Edge/Roger Casey	Quarterly	30 days after quarter end
Cary Street Partners	Quarterly	30 days after quarter end
Commonwealth	Quarterly	10 days after quarter end
Jeffrey Slocum & Associates	Quarterly	30 days after quarter end
Raymond James	Quarterly	10 days after quarter end
Wilshire Associates	Quarterly	30 days after quarter end
Lockwood	Quarterly	30 days after quarter end
Akzo Nobel	Monthly	30 days after month end
UBS	Monthly	30 days after month end

Core Plus Bond Fund
Cambridge Associates	Quarterly	30 days after quarter end

High Yield Fund
Raymond James	Quarterly	10 days after quarter end
Wells Fargo Wealth Management	Quarterly	10 days after quarter end
Lockwood	Quarterly	30 days after quarter end

Government Bond Fund
Lockwood	Quarterly	30 days after quarter end

Real Return Fund
Lockwood	Quarterly	30 days after quarter end

Short Duration Bond Fund
Joint Commission on Accreditation of Healthcare Organizations	Quarterly	30 days after quarter end
Lockwood	Quarterly	30 days after quarter end
St. Lawrence University	Monthly	30 days after month end
University Hospitals	Monthly	30 days after month end

Strategic Income Opportunities Fund
Wells Fargo Wealth Management	Quarterly	10 days after quarter end

For a more complete discussion, see the “Portfolio Holdings Disclosure” section in Part II of this SAI.

SHARE OWNERSHIP

Trustees and Officers. As of December 31, 2011, the officers and Trustees, as a group, owned less than 1% of the shares of any class of each Fund, except that as a group they owned 1.70% of the Select Class Sahres of the Real Return Fund.

Principal Holders. As of May 31, 2012, the persons owned of record, or were known by the Trusts to own beneficially, 5% or more of the outstanding shares of any class of the Fundd included in this SAI are shown in Attachment I-A.

Part I - 39

FINANCIAL STATEMENTS

The Financial Statements are incorporated by reference into this SAI. The Financial Statements for the fiscal year ended February 29, 2012 have been audited by PricewaterhouseCoopers, LLP, an independent registered public accounting firm to the Trusts, as indicated in its reports with respect thereto, and are incorporated herein by reference in reliance upon the authority of said firm as experts in accounting and auditing in giving said reports. These Financial Statements are available without charge upon request by calling J.P. Morgan Funds Services at 1-800-480-4111.

Part I - 40

Attachment 1-A

PRINCIPAL SHAREHOLDERS

Name of Fund/Share Class	Owner And Address	Percentage Held
CORE BOND FUND
CLASS A SHARES	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FBO CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	22.29%

	GENWORTH FINANCIAL TRUST CO CUST FBO GFWM AND MUTUAL CLIENTS FBO OTHER CUSTODIAL CLIENTS 3200 N CENTRAL AVE PHOENIX AZ 85012-2468	7.61%

	NFS LLC FEBO STATE STREET BK CUST SAI CORE INCOME FUND ATTN: BRETT LEAR LCC 6FL SS39 2 AVENUE DE LAFAYETTE BOSTON MA 02111-1750	17.09%

	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	12.05%

CLASS B SHARES	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FBO CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	69.43%

	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103-2523	8.83%

Part I - 41

CLASS C SHARES	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FBO CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	67.66%

	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103-2523	7.21%

	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF CUSTOMERS 4800 DEER LAKE DR EAST JACKSONVILLE FL 32246-6484	5.42%

CLASS R2 SHARES	HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT ATTN UIT OPERATIONS PO BOX 2999 HARTFORD CT 06104-2999	41.61%

	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR EAST 2ND FL JACKSONVILLE FL 32246-6484	7.93%

	NA BANK & CO BANK OF OKLAHOMA PO BOX 2180 TULSA OK 74101-2180	7.19%

	NEW YORK LIFE TRUST CO 169 LACKAWANNA AVE PARSIPPANY NJ 07054-1007	6.99%

Part I - 42

CLASS R5 SHARES	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	19.11%

	NEW YORK LIFE TRUST CO 169 LACKAWANNA AVE PARSIPPANY NJ 07054-1007	6.46%

	NFS LLC FBO FIIOC AGENT FBO QUALIFIED EMPLOYEE PLANS 401K FINOPS-IC FUNDS 100 MAGELLAN WAY # KW1C COVINGTON KY 41015-1987	23.87%

CLASS R6 SHARES	ATTN MUTUAL FUND OPERATIONS MAC & CO PO BOX 3198 PITTSBURGH PA 15230-3198	8.32%

	BRICS & CO* 340 S CLEVELAND AVE FL 1 # OH1-8036 WESTERVILLE OH 43081-8917	8.94%

	JPMIM AS AGENT FOR JPMORGAN SMARTRETIREMENT 2015 FUND* ATTN CLIENT SERVICES 245 PARK AVE FL 7 NEW YORK NY 10167-0002	5.80%

	JPMIM AS AGENT FOR JPMORGAN SMARTRETIREMENT 2020 FUND* ATTN CLIENT SERVICES 245 PARK AVE FL 7 NEW YORK NY 10167-0002	10.05%

	JPMORGAN CHASE 401(K) SAVINGS PLAN* ATTN STEPHEN D RYAN 3 CHASE METROTECH CTR FL 5 BROOKLYN NY 11245-0001	11.00%

Part I - 43

SELECT SHARES	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	26.77%

	EDWARD D JONES & CO ATTN MUTUAL FUND SHAREHOLDER ACCOUNTING 201 PROGRESS PKWY MARYLAND HTS MO 63043-3009	30.23%

	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103-2523	8.27%
CORE PLUS BOND FUND
CLASS A SHARES	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FBO CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	63.30%

	GENWORTH FINANCIAL TRUST COMPANY FOR THE SOLE BENEFIT OF CUSTOMERS ATTN 3200 N CENTRAL AVE PHOENIX AZ 85012-2468	5.33%

CLASS B SHARES	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FBO CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	61.76%

	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF CUSTOMERS 4800 DEER LAKE DR EAST JACKSONVILLE FL 32246-6484	7.19%

	PERSHING LLC P.O. BOX 2052 JERSEY CITY NJ 07303-2052	8.39%

Part I - 44

CLASS C SHARES	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FBO CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	89.27%

INSTITUTIONAL CLASS SHARES	BRICS & CO* 340 S CLEVELAND AVE FL 1 # OH1-8036 WESTERVILLE OH 43081-8917	9.46%

	DCGT TRUSTEE & OR CUSTODIAN FBO PRINCIPAL FINANCIAL GROUP QUALI FIED FIA OMNIBUS ATTN NPIO TRADE DESK 711 HIGH ST DES MOINES IA 50392-0001	14.77%

	JPMORGAN CHASE BANK N.A. FBO CLIENTS* ATTN PB MF OPS 3OPS3 DE3-3740 500 STANTON CHRISTIANA RD NEWARK DE 19713-2105	27.94%

	NFS LLC FBO CANANDAIGUA NATIONAL BANK 72 S MAIN ST CANANDAIGUA NY 14424-1999	11.16%

	NFS LLC FBO NORTHERN TRUST CO PO BOX 92956 CHICAGO IL 60675-0001	14.71%

	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	10.94%

	UBS WM USA OMNI ACCOUNT M/F ATTN DEPARTMENT MANAGER 499 WASHINGTON BLVD FL 9 JERSEY CITY NJ 07310-2055	7.43%

Part I - 45

CLASS R2 SHARES	DCGT TRUSTEE & OR CUSTODIAN FBO PRINCIPAL FINANCIAL GROUP QUALI FIED FIA OMNIBUS ATTN NPIO TRADE DESK 711 HIGH ST DES MOINES IA 50392-0001	30.02%

	DCGT TRUSTEE & OR CUSTODIAN FBO PRINCIPAL FINANCIAL GROUP QUALI FIED PRIN ADVTG OMNIBUS ATTN NPIO TRADE DESK 711 HIGH ST DES MOINES IA 50392-0001	52.89%

	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR EAST 2ND FL JACKSONVILLE FL 32246-6484	5.16%

CLASS R6 SHARES	BRICS & CO* 340 S CLEVELAND AVE FL 1 # OH1-8036 WESTERVILLE OH 43081-8917	8.62%

	JPMIM AS AGENT FOR FRED HUTCHINSON CANCER RESEARCH CENTER* ATTN CLIENT SERVICES 1111 POLARIS PKWY COLUMBUS OH 43240-2050	5.17%

	MITRA & CO FBO 98 C/O M&I TRUST CO NA ATTN MF 11270 W PARK PL STE 400 MILWAUKEE WI 53224-3638	6.43%

	SEI PRIVATE TRUST CO C/O M&T BANK ID 337 ATTN MUTUAL FUNDS ADMINISTRATOR 1 FREEDOM VALLEY DRIVE OAKS PA 19456-9989	17.14%

	STEVE JASPER TTEE U/A 03/31/2010 MAY LONG-TERM DISABILITY PLAN TRUST 7 W 7TH ST CINCINNATI OH 45202-2424	17.86%

	WELLS FARGO BANK NA FBO MULTICARE HEALTH JP MORGAN FIXED PO BOX 1533 MINNEAPOLIS MN 55480-1533	39.86%

Part I - 46

SELECT CLASS SHARES	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	16.09%

	JPMIM AS AGENT FOR JPMORGAN INVESTOR BALANCED FUND* ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	28.84%

	JPMIM AS AGENT FOR JPMORGAN INVESTOR CONSERVATIVE GROWTH FUND* ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	33.45%

	JPMIM AS AGENT FOR JPMORGAN INVESTOR GROWTH AND INCOME* ATTN KARINA VOLVOVSKY 570 WASHINGTON BLVD FLOOR 6 JERSEY CITY NJ 07310-1617	11.41%
CREDIT OPPORTUNITIES FUND
CLASS A SHARES	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	27.72%

	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	13.05%

	JP MORGAN INVESTMENT MGMT* ATTN LOREN STRIFE OH1-0185 1111 POLARIS PKWY COLUMBUS OH 43240-2031	12.32%

Part I - 47

	PERSHING LLC P.O. BOX 2052 JERSEY CITY NJ 07303-2052	40.56%

	STATE STREET BANK & TRUST CO CUST FOR THE TRAD IRA OF TOMAS ONTIVEROS 715 W CAPISTRANO AVE PUEBLO WEST CO 81007-1969	5.52%

CLASS C SHARES	JP MORGAN INVESTMENT MGMT* ATTN LOREN STRIFE OH1-0185 1111 POLARIS PKWY COLUMBUS OH 43240-2031	80.09%

	LPL FINANCIAL 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	16.49%

CLASS R2 SHARES	JP MORGAN INVESTMENT MGMT* ATTN LOREN STRIFE OH1-0185 1111 POLARIS PKWY COLUMBUS OH 43240-2031	100.00%

CLASS R5 SHARES	JP MORGAN INVESTMENT MGMT* ATTN LOREN STRIFE OH1-0185 1111 POLARIS PKWY COLUMBUS OH 43240-2031	100.00%

CLASS R6 SHARES	JP MORGAN INVESTMENT MGMT* ATTN LOREN STRIFE OH1-0185 1111 POLARIS PKWY COLUMBUS OH 43240-2031	100.00%

Part I - 48

SELECT CLASS SHARES	JPMIM AS AGENT FOR JPMORGAN INVESTOR BALANCED FUND* ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	32.14%

	JPMIM AS AGENT FOR JPMORGAN INVESTOR CONSERVATIVE GROWTH FUND* ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	39.60%

	JPMIM AS AGENT FOR JPMORGAN INVESTOR GROWTH AND INCOME FUND* ATTN KARINA VOLVOVSKY 570 WASHINGTON BLVD FLOOR 6 JERSEY CITY NJ 07310-1617	18.04%

	JPMIM AS AGENT FOR JPMORGAN INVESTOR GROWTH FUND* ATTN KARINA VOLVOVSKY 570 WASHINGTON BLVD FLOOR 6 JERSEY CITY NJ 07310-1617	6.10%
EMERGING MARKETS DEBT FUND
CLASS A SHARES	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FBO CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	8.45%

	GENWORTH FINANCIAL TRUST CO CUST FBO GFWM AND MUTUAL CLIENTS FBO OTHER CUSTODIAL CLIENTS 3200 N CENTRAL AVE PHOENIX AZ 85012-2468	36.45%

	PERSHING LLC P.O. BOX 2052 JERSEY CITY NJ 07303-2052	25.06%

Part I - 49

	TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	11.91%

CLASS C SHARES	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FBO CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	38.39%

	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103-2523	20.73%

	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	7.53%

	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA TWO FL 3 JERSEY CITY NJ 07311	6.22%

CLASS R5 SHARES	ATTN MUTUAL FUND OPERATIONS MAC & CO PO BOX 3198 PITTSBURGH PA 15230-3198	15.80%

	JPMIM AS AGENT FOR JPMORGAN SMARTRETIREMENT 2015 FUND* ATTN CLIENT SERVICES 245 PARK AVE FL 7 NEW YORK NY 10167-0002	9.77%

	JPMIM AS AGENT FOR JPMORGAN SMARTRETIREMENT 2020 FUND* ATTN CLIENT SERVICES 245 PARK AVE FL 7 NEW YORK NY 10167-0002	17.57%

Part I - 50

	JPMIM AS AGENT FOR JPMORGAN SMARTRETIREMENT 2025 FUND* ATTN CLIENT SERVICES 245 PARK AVE FL 7 NEW YORK NY 10167-0002	9.05%

	JPMIM AS AGENT FOR JPMORGAN SMARTRETIREMENT 2030 FUND* ATTN CLIENT SERVICES 245 PARK AVE FL 7 NEW YORK NY 10167-0002	15.28%

	JPMIM AS AGENT FOR JPMORGAN SMARTRETIREMENT 2035 FUND* ATTN CLIENT SERVICES 245 PARK AVE FL 7 NEW YORK NY 10167-0002	5.22%

	JPMIM AS AGENT FOR JPMORGAN SMARTRETIREMENT 2040 FUND* ATTN CLIENT SERVICES 245 PARK AVE FL 7 NEW YORK NY 10167-0002	9.06%

	JPMIM FBO JPMORGAN SMARTRETIREMENT INCOME FUND* ATTN CLIENT SERVICES 245 PARK AVE FL 7 NEW YORK NY 10167-0002	6.09%

SELECT CLASS SHARES	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	5.40%

	JPMIM AS AGENT FOR JPMORGAN DIVERSIFIED FUND* ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	8.06%

	JPMIM AS AGENT FOR JPMORGAN INVESTOR BALANCED FUND* ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	21.76%

Part I - 51

	JPMIM AS AGENT FOR JPMORGAN INVESTOR CONSERVATIVE GROWTH FUND* ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	18.91%

	JPMIM AS AGENT FOR JPMORGAN INVESTOR GROWTH AND INCOME FUND* ATTN KARINA VOLVOVSKY 570 WASHINGTON BLVD FLOOR 6 JERSEY CITY NJ 07310-1617	14.09%

	JPMIM AS AGENT FOR JPMORGAN INVESTOR GROWTH FUND* ATTN KARINA VOLVOVSKY 570 WASHINGTON BLVD FLOOR 6 JERSEY CITY NJ 07310-1617	11.25%

	JPMORGAN CHASE BANK N.A. FBO CLIENTS* ATTN PB MF OPS 3OPS3 DE3-3740 500 STANTON CHRISTIANA RD NEWARK DE 19713-2105	6.13%
GOVERNMENT BOND FUND
CLASS A SHARES	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FBO CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	25.52%

	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	27.56%

CLASS B SHARES	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FBO CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	56.98%

	MLPF&S 4800 DEER LAKE DRIVE EAST 2ND FLR JACKSONVILLE FL 32246-6484	19.53%

Part I - 52

CLASS C SHARES	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FBO CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	81.42%

	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF CUSTOMERS 4800 DEER LAKE DR EAST JACKSONVILLE FL 32246-6484	7.28%

CLASS R2 SHARES	DCGT AS TTEE AND/OR CUST FBO PRINCIPAL FINANCIAL GROUP QUALI FIED FIA OMNIBUS ATTN NPIO TRADE DESK 711 HIGH ST DES MOINES IA 50392-0001	9.69%

	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	55.07%

	PIMS/PRUDENTIAL RETIREMENT AS NOMINEE FOR THE TTEE/CUST SLOAN VALVE COMPANY SAVINGS AND 10500 SEYMOUR AVE FRANKLIN PARK IL 60131-1212	7.60%

	STATE STREET BANK & TRUST FBO ADP ACCESS PRODUCT 1 LINCOLN ST FL 1 BOSTON MA 02111-2900	12.04%

Part I - 53

SELECT CLASS SHARES	JPMIM AS AGENT FOR JPMORGAN INVESTOR BALANCED FUND* ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	13.15%

	JPMIM AS AGENT FOR JPMORGAN INVESTOR CONSERVATIVE GROWTH FUND* ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	29.80%

	JPMORGAN CHASE BANK N.A. FBO CLIENTS* ATTN PB MF OPS 3OPS3 DE3-3740 500 STANTON CHRISTIANA RD NEWARK DE 19713-2105	11.82%

	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	8.03%

	NFS LLC FEBO STATE STREET BANK TRUST CO TTEE VARIOUS RETIREMENT PLANS 440 MAMARONECK AVE HARRISON NY 10528-2418	5.96%

	SEI PRIVATE TRUST CO C/O SUNTRUST BANK ID866 ATTN MUTUAL FUNDS ADMINISTRATOR 1 FREEDOM VALLEY DR OAKS PA 19456-9989	10.84%

Part I - 54

HIGH YIELD FUND
CLASS A SHARES	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FBO CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	11.76%

	GENWORTH FINANCIAL TRUST CO CUST FBO GFWM AND MUTUAL CLIENTS FBO OTHER CUSTODIAL CLIENTS 3200 N CENTRAL AVE PHOENIX AZ 85012-2468	5.04%

	PERSHING LLC P.O. BOX 2052 JERSEY CITY NJ 07303-2052	8.38%

	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	7.90%

	UBS WM USA OMNI ACCOUNT M/F ATTN DEPARTMENT MANAGER 499 WASHINGTON BLVD FL 9 JERSEY CITY NJ 07310-2055	6.98%

CLASS B SHARES	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FBO CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	34.74%

	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103-2523	25.72%

	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF CUSTOMERS 4800 DEER LAKE DR EAST JACKSONVILLE FL 32246-6484	5.77%

	PERSHING LLC P.O. BOX 2052 JERSEY CITY NJ 07303-2052	7.00%

Part I - 55

CLASS C SHARES	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FBO CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	28.09%

	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103-2523	9.19%

	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF CUSTOMERS 4800 DEER LAKE DR EAST JACKSONVILLE FL 32246-6484	10.48%

	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA TWO FL 3 JERSEY CITY NJ 07311	6.30%

	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	12.93%

	UBS WM USA OMNI ACCOUNT M/F ATTN DEPARTMENT MANAGER 499 WASHINGTON BLVD FL 9 JERSEY CITY NJ 07310-2055	5.26%

CLASS R2 SHARES	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR EAST 2ND FL JACKSONVILLE FL 32246-6484	20.09%

	NFS LLC FEBO RELIANCE TRUSTCO TRUSTEE CUSTODIAN TR FBO VARIOUS RET PLANS 1150 S OLIVE ST LOS ANGELES CA 90015-2211	6.11%

Part I - 56

CLASS R5 SHARES	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	20.30%

	JPMORGAN CHASE AS TRUSTEE FBO* CUSHMAN & WAKEFIELD 401(K) RETIREMENT SAVINGS PLAN 11500 OUTLOOK ST OVERLAND PARK KS 66211-1804	11.25%

	JPMORGAN CHASE TTEE FBO* HUHTAMAKI LONG TERM SAVINGS & INVESTMENT PLAN 11500 OUTLOOK ST OVERLAND PARK KS 66211-1804	11.25%

	NFS LLC FBO ALLIANCE CAPITAL MANAGEMENT LP 1345 AVENUE OF THE AMERICAS NEW YORK NY 10105-0302	7.38%

	WELLS FARGO BANK FBO VARIOUS RETIREMENT PLANS 1525 WEST WT HARRIS BLVD CHARLOTTE NC 28288-1076	5.29%

CLASS R6 SHARES	ATTN MUTUAL FUND OPERATIONS MAC & CO A/C PO BOX 3198 PITTSBURGH PA 15230-3198	5.17%

	ATTN MUTUAL FUND OPERATIONS MAC & CO A/C PO BOX 3198 PITTSBURGH PA 15230-3198	8.04%

	JPMIM AS AGENT FOR JPMORGAN SMARTRETIREMENT 2020 FUND* ATTN CLIENT SERVICES 245 PARK AVE FL 7 NEW YORK NY 10167-0002	9.05%

Part I - 57

	JPMIM AS AGENT FOR JPMORGAN SMARTRETIREMENT 2030 FUND* ATTN CLIENT SERVICES 245 PARK AVE FL 7 NEW YORK NY 10167-0002	8.29%

	JPMIM AS AGENT FOR JPMORGAN SMARTRETIREMENT 2040 FUND* ATTN CLIENT SERVICES 245 PARK AVE FL 7 NEW YORK NY 10167-0002	5.46%

	JPMORGAN CHASE BANK N.A. FBO CLIENTS* ATTN PB MF OPS 3OPS3 DE3-3740 500 STANTON CHRISTIANA RD NEWARK DE 19713-2105	14.64%

	NORTHERN TRUST CUST FBO NICKEL 97-07 TR HYBF ATTN: JEFF KLEPPIN 50 S LASALLE ST # B10 CHICAGO IL 60603-1003	5.42%

SELECT CLASS SHARES	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	22.96%

	EDWARD D JONES & CO ATTN MUTUAL FUND SHAREHOLDER ACCOUNTING 201 PROGRESS PKWY MARYLAND HTS MO 63043-3009	9.99%

	JPMORGAN CHASE BANK N.A. FBO CLIENTS* ATTN PB MF OPS 3OPS3 DE3-3740 500 STANTON CHRISTIANA RD NEWARK DE 19713-2105	41.63%
INFLATION MANAGED BOND FUND
CLASS A SHARES	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	11.22%

Part I - 58

CLASS C SHARES	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FBO CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	9.59%

	PERSHING LLC P.O. BOX 2052 JERSEY CITY NJ 07303-2052	67.41%

	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	5.52%

	UBS WM USA OMNI ACCOUNT M/F ATTN DEPARTMENT MANAGER 499 WASHINGTON BLVD FL 9 JERSEY CITY NJ 07310-2055	7.47%

CLASS R2 SHARES	DCGT TRUSTEE & OR CUSTODIAN FBO CHURCH OF GOD ATTN NPIO TRADE DESK 711 HIGH ST DES MOINES IA 50392-0001	90.62%

	DCGT TRUSTEE & OR CUSTODIAN FBO PRINCIPAL FINANCIAL GROUP QUALI FIED PRIN ADVTG OMNIBUS ATTN NPIO TRADE DESK 711 HIGH ST DES MOINES IA 50392-0001	8.88%

CLASS R5 SHARES	JP MORGAN INVESTMENT MGMT* ATTN LOREN STRIFE OH1-0185 1111 POLARIS PKWY COLUMBUS OH 43240-2031	100.00%

CLASSS R6 SHARES	JPMIM AS AGENT FOR JPMORGAN ACCESS GROWTH FUND* ATTN CLIENT SERVICES 570 WASHINGTON BLVD FL 6 JERSEY CITY NJ 07310-1617	11.41%

Part I - 59

	JPMIM AS AGENT FOR JPMORGAN DIVERSIFIED REAL RETURN* ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	11.83%

	JPMIM AS AGENT FOR JPMORGAN SMARTRETIREMENT 2010 FUND* ATTN CLIENT SERVICES 245 PARK AVE FL 7 NEW YORK NY 10167-0002	13.75%

	JPMIM AS AGENT FOR JPMORGAN SMARTRETIREMENT 2015 FUND* ATTN CLIENT SERVICES 245 PARK AVE FL 7 NEW YORK NY 10167-0002	14.43%

	JPMIM AS AGENT FOR JPMORGAN SMARTRETIREMENT 2020 FUND( ATTN CLIENT SERVICES 245 PARK AVE FL 7 NEW YORK NY 10167-0002	5.23%

	JPMIM AS AGENT FOR FBO JPMORGAN ACCESS BALANCED FUND* ATTN CLIENT SERVICES 570 WASHINGTON BLVD FL 6 # NY1-I040 JERSEY CITY NJ 07310-1617	21.80%

	JPMIM FBO JPMORGAN SMARTRETIREMENT INCOME FUND* ATTN CLIENT SERVICES 245 PARK AVE FL 7 NEW YORK NY 10167-0002	16.93%

SELECT CLASS SHARES	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	5.46%

	JPMIM AS AGENT FOR JPMORGAN INVESTOR BALANCED FUND* ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	6.09%

Part I - 60

	JPMIM AS AGENT FOR JPMORGAN INVESTOR CONSERVATIVE GROWTH FUND* ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	8.95%

	JPMORGAN CHASE BANK N.A. FBO CLIENTS* ATTN PB MF OPS 3OPS3 DE3-3740 500 STANTON CHRISTIANA RD NEWARK DE 19713-2105	43.31%
MORTGAGE-BACKED SECURITIES FUND
CLASS A SHARES	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	13.63%

	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FBO CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	14.68%

	PERSHING LLC P.O. BOX 2052 JERSEY CITY NJ 07303-2052	5.82%

	TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	5.86%

	UBS WM USA OMNI ACCOUNT M/F ATTN DEPARTMENT MANAGER 499 WASHINGTON BLVD FL 9 JERSEY CITY NJ 07310-2055	20.24%

Part I - 61

CLASS R6 SHARES	BRICS & CO* 340 S CLEVELAND AVE FL 1 # OH1-8036 WESTERVILLE OH 43081-8917	6.32%

	HALLMARK CARDS INC 105 ROSEMONT RD WESTWOOD MA 02090-2318	7.63%

	JPMIM AS AGENT FBO NORTHERN TRUST AS TRUSTEE FOR ADVOCATE HEALTHCARE NETWORK* ATTN CLIENT SERVICES 245 PARK AVE FL 7 NEW YORK NY 10167-0002	8.73%

	JPMIM AS AGENT FOR HOSPITAL SISTERS OF ST FRANCIS* ATTN CLIENT SERVICES 1111 POLARIS PKWY 3 FL OH1-0213 COLUMBUS OH 43240	7.11%

	JPMIM AS AGENT FOR RELIANCE INSURANCE COMPANY – TARGETED MATURITY INVESTMENT GRADE BOND* ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD NEWARK DE 19713-2105	9.21%

	SAXON AND CO POBOX 7780-1888 PHILADELPHIA PA 19182-0001	7.32%

SELECT CLASS SHARES	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	22.02%

	JPMORGAN CHASE BANK N.A. FBO CLIENTS* ATTN PB MF OPS 3OPS3 DE3-3740 500 STANTON CHRISTIANA RD NEWARK DE 19713-2105	11.41%

	LPL FINANCIAL 9785 TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968	8.96%

	TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	11.26%

Part I - 62

MULTI-SECTOR INCOME FUND
CLASS A SHARES	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	91.85%

CLASS C SHARES	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FBO CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	22.61%

	JP MORGAN INVESTMENT MGMT* ATTN LOREN STRIFE OH1-0185 1111 POLARIS PKWY COLUMBUS OH 43240-2031	14.76%

	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	34.56%

	STIFEL NICOLAUS & CO INC WILLIAM F WILLIAMS JR IRA R/O 501 N BROADWAY SAINT LOUIS MO 63102-2188	21.94%

CLASS R2 SHARES	JP MORGAN INVESTMENT MGMT* ATTN LOREN STRIFE OH1-0185 1111 POLARIS PKWY COLUMBUS OH 43240-2031	100.00%

CLASS R5 SHARES	JP MORGAN INVESTMENT MGMT* ATTN LOREN STRIFE OH1-0185 1111 POLARIS PKWY COLUMBUS OH 43240-2031	100.00%

CLASSS R6 SHARES	JPMIM AS AGENT FOR JPMORGAN ACCESS GROWTH FUND* ATTN CLIENT SERVICES 570 WASHINGTON BLVD FL 6 JERSEY CITY NJ 07310-1617	29.19%

	JPMIM AS AGENT FOR FBO JPMORGAN ACCESS BALANCED FUND* ATTN CLIENT SERVICES 570 WASHINGTON BLVD FL 6 # NY1-I040 JERSEY CITY NJ 07310-1617	70.74%

Part I - 63

SELECT CLASS SHARES	JPMORGAN CHASE BANK N.A. FBO CLIENTS* ATTN PB MF OPS 3OPS3 DE3-3740 500 STANTON CHRISTIANA RD NEWARK DE 19713-2105	98.92%
REAL RETURN FUND
CLASS A SHARES	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FBO CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	63.43%

	UBS WM USA OMNI ACCOUNT M/F ATTN DEPARTMENT MANAGER 499 WASHINGTON BLVD FL 9 JERSEY CITY NJ 07310-2055	11.47%

CLASS C SHARES	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FBO CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	84.84%

INSTITUTIONAL CLASS SHARES	JPMIM AS AGENT FOR JPMORGAN DIVERSIFIED REAL RETURN* ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	15.96%

	JPMIM AS AGENT FOR JPMORGAN SMARTRETIREMENT 2010 FUND* ATTN CLIENT SERVICES 245 PARK AVE FL 7 NEW YORK NY 10167-0002	19.45%

	JPMIM AS AGENT FOR JPMORGAN SMARTRETIREMENT 2015 FUND* ATTN CLIENT SERVICES 245 PARK AVE FL 7 NEW YORK NY 10167-0002	19.55%

	JPMIM AS AGENT FOR JPMORGAN SMARTRETIREMENT 2020 FUND* ATTN CLIENT SERVICES 245 PARK AVE FL 7 NEW YORK NY 10167-0002	7.96%

Part I - 64

	JPMIM AS AGENT FOR SOUTHERN UTE INDIAN TRIBE* 1111 POLARIS PKWY COLUMBUS OH 43240-2050	10.75%

	JPMIM FBO JPMORGAN SMARTRETIREMENT INCOME FUND* ATTN CLIENT SERVICES 245 PARK AVE FL 7 NEW YORK NY 10167-0002	23.78%

SELECT CLASS SHARES	ATTN MUTUAL FUND OPERATIONS MAC & CO PO BOX 3198 PITTSBURGH PA 15230-3198	30.29%

	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103-2523	5.04%

	JPMORGAN CHASE BANK N.A.* FBO CLIENTS ATTN PB MF OPS 3OPS3 DE3-3740 500 STANTON CHRISTIANA RD NEWARK DE 19713-2105	44.39%

	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	10.09%
SHORT DURATION BOND FUND
CLASS A SHARES	BNY MELLON INVESTMENT SERVICING INC FBO PRIMERICA FINANCIAL SERVICES 760 MOORE RD KING OF PRUSSIA PA 19406-1212	8.70%

	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FBO CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	29.78%

Part I - 65

	PERSHING LLC P.O. BOX 2052 JERSEY CITY NJ 07303-2052	5.86%

	UBS WM USA OMNI ACCOUNT M/F ATTN DEPARTMENT MANAGER 499 WASHINGTON BLVD FL 9 JERSEY CITY NJ 07310-2055	15.96%

CLASS B SHARES	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FBO CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	41.75%

	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103-2523	8.15%

	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF CUSTOMERS 4800 DEER LAKE DR EAST JACKSONVILLE FL 32246-6484	13.96%

	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA TWO FL 3 JERSEY CITY NJ 07311	10.53%

CLASS C SHARES	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FBO CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	16.76%

	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103-2523	9.24%

Part I - 66

	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA TWO FL 3 JERSEY CITY NJ 07311	18.64%

	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	11.08%

	RBC CAPITAL MARKETS LLC MUTUAL FUND OMNIBUS PROCESSING OMNIBUS ATTN MUTUAL FUND OPS MANAGER 510 MARQUETTE AVE S MINNEAPOLIS MN 55402-1110	5.82%

	UBS WM USA OMNI ACCOUNT M/F ATTN DEPARTMENT MANAGER 499 WASHINGTON BLVD FL 9 JERSEY CITY NJ 07310-2055	11.64%

CLASS R6 SHARES	JPMORGAN CHASE BANK N.A. FBO CLIENTS* ATTN PB MF OPS 3OPS3 DE3-3740 500 STANTON CHRISTIANA RD NEWARK DE 19713-2105	50.26%

	MAC & CO ATTN MUTUAL FUND OPS PO BOX 3198 PITTSBURGH PA 15230-3198	5.13%

SELECT CLASS SHARES	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	6.69%

	JPMORGAN CHASE BANK N.A. FBO CLIENTS* ATTN PB MF OPS 3OPS3 DE3-3740 500 STANTON CHRISTIANA RD NEWARK DE 19713-2105	75.10%

Part I - 67

STRATEGIC INCOME OPPORTUNITIES FUND
CLASS A SHARES	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	7.64%

	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FBO CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	8.10%

	UBS WM USA OMNI ACCOUNT M/F ATTN DEPARTMENT MANAGER 499 WASHINGTON BLVD FL 9 JERSEY CITY NJ 07310-2055	32.34%

Part I - 68

CLASS C SHARES	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FBO CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	17.34%

	CITIGROUP GLOBAL MARKETS INC HOUSE ACCOUNT ATTN PETER BOOTH 7TH FL 333 W 34TH ST NEW YORK NY 10001-2417	5.98%

	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103-2523	5.95%

	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR EAST 2ND FL JACKSONVILLE FL 32246-6484	17.27%

	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA TWO FL 3 JERSEY CITY NJ 07311	16.96%

	UBS WM USA OMNI ACCOUNT M/F ATTN DEPARTMENT MANAGER 499 WASHINGTON BLVD FL 9 JERSEY CITY NJ 07310-2055	19.33%

CLASS R5 SHARES	JPMIM AS AGENT FOR FBO JPMORGAN ACCESS BALANCED FUND* ATTN CLIENT SERVICES 570 WASHINGTON BLVD FL 6 # NY1-I040 JERSEY CITY NJ 07310-1617	10.82%

	NEW YORK LIFE TRUST CO 169 LACKAWANNA AVE PARSIPPANY NJ 07054-1007	8.98%

Part I - 69

	NFS LLC FBO FMTC TTEE ACE HARDWARE INC ACE HARDWARE BALANCED STRATEGY RETI REMENT 1 SPARTAN WAY # TS20 MERRIMACK NH 03054-4300	6.58%

	NFS LLC FEBO THE NORTHERN TRUST COMPANY PO BOX 92956 CHICAGO IL 60675-2956	21.06%

	WELLS FARGO BANK FBO VARIOUS RETIREMENT PLANS 1525 WEST WT HARRIS BLVD CHARLOTTE NC 28288-1076	9.22%

SELECT CLASS SHARES	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	13.01%

	JPMORGAN CHASE BANK N.A. FBO CLIENTS* ATTN PB MF OPS 3OPS3 DE3-3740 500 STANTON CHRISTIANA RD NEWARK DE 19713-2105	48.64%
TOTAL RETURN FUND
CLASS A SHARES	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FBO CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	16.48%

	LPL FINANCIAL 9785 TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968	22.65%

	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	6.63%

Part I - 70

	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA TWO FL 3 JERSEY CITY NJ 07311	16.77%

	PERSHING LLC P.O. BOX 2052 JERSEY CITY NJ 07303-2052	5.57%

	UBS WM USA OMNI ACCOUNT M/F ATTN DEPARTMENT MANAGER 499 WASHINGTON BLVD FL 9 JERSEY CITY NJ 07310-2055	6.54%

CLASS C SHARES	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FBO CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	26.58%

	CITIGROUP GLOBAL MARKETS INC HOUSE ACCOUNT ATTN PETER BOOTH 7TH FL 333 W 34TH ST NEW YORK NY 10001-2417	5.63%

	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	30.91%

	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA TWO FL 3 JERSEY CITY NJ 07311	7.58%

CLASS R5 SHARES	JP MORGAN INVESTMENT MGMT* ATTN LOREN STRIFE OH1-0185 1111 POLARIS PKWY COLUMBUS OH 43240-2031	100.00%

SELECT CLASS SHARES	JPMORGAN CHASE BANK N.A. FBO CLIENTS* ATTN PB MF OPS 3OPS3 DE3-3740 500 STANTON CHRISTIANA RD NEWARK DE 19713-2105	97.00%

Part I - 71

TREASURY & AGENCY FUND
CLASS A SHARES	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FBO CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	69.76%

CLASS B SHARES	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FBO CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	57.91%

	EDWARD D JONES & CO ATTN MUTUAL FUND SHAREHOLDER ACCOUNTING 201 PROGRESS PKWY MARYLAND HTS MO 63043-3009	6.99%

	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103-2523	12.23%

	NFS LLC FBO FRANCES ABBOTT LYON 1235 COLFAX CT MT PLEASANT SC 29466-7971	11.25%

	PERSHING LLC P.O. BOX 2052 JERSEY CITY NJ 07303-2052	8.73%

SELECT CLASS SHARES	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	12.63%

	JPMORGAN CHASE BANK N.A. FBO CLIENTS* ATTN PB MF OPS 3OPS3 DE3-3740 500 STANTON CHRISTIANA RD NEWARK DE 19713-2105	61.26%

*	The shareholder of record is a subsidiary or affiliate of JPMorgan Chase & Co. (a “JPMorgan Affiliate”). Typically, the shares are held for the benefit of underlying accounts for which the JPMorgan Affiliate may have voting or investment power. To the extent that JPMorgan Affiliates own 25% or more of a class of shares of a Fund, JPMorgan Chase & Co. may be deemed to be a “controlling person” of such shares under the 1940 Act.

Persons owning 25% or more of the outstanding shares of a Fund may be presumed to “control” (as that term is defined in the 1940 Act) the Fund. As a result, those persons may have the ability to control the outcome on any matter requiring the approval of shareholders of the Fund.

Part I - 72

J.P. Morgan Tax Aware Funds

STATEMENT OF ADDITIONAL INFORMATION

PART I

July 1, 2012, as Supplemented January 23, 2013

JPMORGAN TRUST I (“JPMT I”)

JPMorgan Tax Aware High Income Fund

Class A/JTIAX; Class C/JTICX; Select Class/JTISX

(the “Tax Aware High Income Fund” or the “Fund”)

This Statement of Additional Information (“SAI”) is not a prospectus but contains additional information which should be read in conjunction with the prospectus for the Fund dated July 1, 2012, as supplemented from time to time (the “Prospectus”). Additionally, this SAI incorporates by reference the audited financial statements included in the annual shareholder report dated February 29, 2012 relating to the Fund (the “Financial Statements”). The Prospectus and the Financial Statements, including the Independent Registered Public Accounting Firm’s reports, are available without charge upon request by contacting JPMorgan Distribution Services, Inc. (“JPMDS” or the “Distributor”), the Fund’s distributor, at 460 Polaris Parkway, Westerville, Ohio 43082.

This SAI is divided into two Parts – Part I and Part II. Part I of this SAI contains information that is particular to the Fund. Part II of this SAI contains information that generally applies to the Fund and other J.P. Morgan Funds.

For more information about the Fund or the Financial Statements, simply write or call:

J.P. Morgan Funds Services

P.O. Box 8528

Boston, MA 02266-8528

1-800-480-4111

SAI-TAI-113

PLEASE SEE PART II OF THIS SAI FOR ITS TABLE OF CONTENTS

GENERAL

The Trust and the Fund

The Fund is a series of JPMorgan Trust I (“JPMT I”), an open-end, management investment company formed as a statutory trust under the laws of the State of Delaware on November 12, 2004, pursuant to a Declaration of Trust dated November 5, 2004, as subsequently amended. In addition to the Fund, the Trust consists of other series representing separate investment funds (each, a “J.P. Morgan Fund”).

Share Classes

Shares of the Fund are generally offered in multiple classes. The Board of Trustees of JPMT I has authorized the issuance and sale of the following share classes of the Fund: Class A, Class C and Select Class Shares (collectively, the “Shares”).

Miscellaneous

This SAI describes the financial history, investment strategies and policies, management and operation of the Fund in order to enable investors to determine which Shares best suits their needs.

This SAI provides additional information with respect to the Fund and should be read in conjunction with the Fund’s current Prospectus. Capitalized terms not otherwise defined herein have the meanings accorded to them in the applicable Prospectus. The Fund’s executive offices are located at 270 Park Avenue, New York, NY 10017.

This SAI is divided into two Parts, Part I and Part II. Part I of this SAI contains information that is particular to the Fund. Part II of this SAI contains information that generally applies to the Fund and other series representing separate investment funds or portfolios of JPMT I, JPMorgan Trust II (“JPMT II”), J.P. Morgan Mutual Fund Group (“JPMMFG”), J.P. Morgan Mutual Fund Investment Trust (“JPMMFIT”) and J.P. Morgan Fleming Mutual Fund Group, Inc. (“JPMFMFG”) (each a “J.P. Morgan Fund,” and together with the Fund, the “J.P. Morgan Funds”). Throughout this SAI, JPMT I, JPMT II, JPMMFG, JPMMFIT and JPMFMFG are each referred to as a “Trust” and collectively, as the “Trusts.” Each Trust’s Board of Trustees, or Board of Directors in the case of JPMFMFG, is referred to herein as the “Board of Trustees,” and each trustee or director is referred to as a “Trustee.”

The Fund is advised by J.P. Morgan Investment Management Inc. (“JPMIM”). Certain other of the J.P. Morgan Funds are advised by Security Capital Research & Management, Incorporated (“SC-R&M”), and/or sub-advised by J.P. Morgan Private Investment Inc. (“JPMPI”), JF International Management Inc. (“JFIMI”) or Highbridge Capital Management, LLC (“HCM”). JPMIM, SC-R&M, JPMPI, JFIMI and HCM are also referred to herein as the “Advisers” and, individually, as the “Adviser.” JPMPI, JFIMI and HCM are also referred to herein as the “Sub-Advisers” and, individually, as the “Sub-Adviser.”

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, JPMorgan Chase Bank, N.A. (“JPMorgan Chase Bank”), an affiliate of the Adviser, or any other bank. Shares of the Fund are not federally insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other governmental agency. An investment in the Fund is subject to risk that may cause the value of the investment to fluctuate, and when the investment is redeemed, the value may be higher or lower than the amount originally invested by the investor.

Part I - 1

INVESTMENT POLICIES

The following investment policies have been adopted by JPMT I with respect to the Fund. The investment policies listed below under the heading “Fundamental Investment Policies” are “fundamental” policies which, under the Investment Company Act of 1940, as amended (the “1940 Act”), may not be changed without the vote of a majority of the outstanding voting securities of the Fund, as such term is defined in “Additional Information” in Part II of this SAI. All other investment policies of the Fund (including its investment objective) are non-fundamental, unless otherwise designated in the Prospectus or herein, and may be changed by the Trustees of the Fund without shareholder approval.

The percentage limitations contained in the policies below apply at the time of purchase of the securities. If a percentage or rating restriction on investment or use of assets set forth in a fundamental investment policy or a non-fundamental investment policy or in a Prospectus is adhered to at the time of investment, later changes in percentage resulting from any cause other than actions by the Fund will not be considered a violation. If the value of the Fund’s holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Board of Trustees will consider what actions, if any, are appropriate to maintain adequate liquidity.

For purposes of fundamental investment policies regarding industry concentration, the Adviser may classify issuers by industry in accordance with classifications set forth in the Directory of Companies Filing Annual Reports with the Securities and Exchange Commission (“SEC”) or other sources. In the absence of such classification or if the Adviser determines in good faith based on its own information that the economic characteristics affecting a particular issuer make it more appropriate to be considered engaged in a different industry, the Adviser may classify an issuer accordingly. Accordingly, the composition of an industry or group of industries may change from time to time.

Fundamental Investment Policies

The Fund:

(1)	May not purchase the securities of any issuer if, as a result more than 25% of the Fund’s total assets would be invested in securities of one or more issuers whose principal business activities are in the same industry, except as permitted by the SEC. This restriction does not apply to investments in securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or repurchase agreements secured thereby, and futures and options transactions issued or guaranteed by the U.S. government or any of its agencies or instrumentalities;

(2)	May not issue senior securities (as defined in the 1940 Act) except with respect to any permissible borrowings;

(3)	May not borrow money, except to the extent permitted under the 1940 Act or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time or as permitted by order or interpretation of the SEC;

(4)	May not underwrite securities of other issuers, except to the extent that the Fund may be deemed an underwriter under certain securities laws in the disposition of “restricted securities”;

(5)	May not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the Fund from investing in securities issued by companies in an industry or group of industries in the real estate sector;

Part I - 2

(6)	May not purchase physical commodities or contracts relating to physical commodities, except as permitted under the 1940 Act, or operate as a commodity pool, in each case as interpreted or modified by the regulatory authority having jurisdiction, from time to time; and

(7)	May make loans to other persons, in accordance with the Fund’s investment objective and policies and to the extent permitted by applicable law.

In addition, as a matter of fundamental policy, notwithstanding any other investment policy or restriction, the Fund may seek to achieve its investment objective by investing all of its investable assets in another investment company having substantially the same investment objective and policies as the Fund.

For the purposes of investment restriction (5) above, real estate includes Real Estate Limited Partnerships.

Non-Fundamental Investment Policies. The investment policies described below are non-fundamental policies of the Fund and may be changed by the Trustees of the Fund without prior shareholder approval.

The Fund:

(1)	May not invest in illiquid securities in an amount exceeding, in the aggregate 15% of the Fund’s net assets. An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business without a loss, and includes repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists;

(2)	May not acquire securities of other investment companies, except as permitted by the 1940 Act or any order pursuant thereto; and

(3)	May not acquire the securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

INVESTMENT PRACTICES

The Fund invests in a variety of securities and employs a number of investment techniques. What follows is a list of some of the securities and techniques which may be utilized by the Fund. For a more complete discussion, see the “Investment Strategies and Policies” section in Part II of this SAI.

Instrument	Part II Section Reference
Adjustable Rate Mortgage Loans (“ARMs”): Loans in a mortgage pool which provide for a fixed initial mortgage interest rate for a specified period of time, after which the rate may be subject to periodic adjustments.	Mortgage-Related Securities
Asset-Backed Securities: Securities secured by company receivables, home equity loans, truck and auto loans, leases, credit card receivables and other securities backed by other types of receivables or other assets.	Asset-Backed Securities
Auction Rate Securities: Auction rate municipal securities and auction rate preferred securities issued by closed-end investment companies.	Auction Rate Securities

Part I - 3

Instrument	Part II Section Reference
Bank Obligations: Bankers’ acceptances, certificates of deposit and time deposits. Bankers’ acceptances are bills of exchange or time drafts drawn on and accepted by a commercial bank. Maturities are generally six months or less. Certificates of deposit and time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds.	Bank Obligations
Call and Put Options: A call option gives the buyer the right to buy, and obligates the seller of the option to sell, a security at a specified price at a future date. A put option gives the buyer the right to sell, and obligates the seller of the option to buy, a security at a specified price at a future date. The Fund will sell only covered call and secured put options.	Options and Futures Transactions
Commercial Paper: Secured and unsecured short-term promissory notes issued by corporations and other entities. Maturities generally vary from a few days to nine months.	Commercial Paper
Corporate Debt Securities: May include bonds and other debt securities of domestic and foreign issuers, including obligations of industrial, utility, banking and other corporate issuers.	Debt Instruments
Credit Default Swaps (“CDSs”): A swap agreement between two parties pursuant to which one party pays the other a fixed periodic coupon for the specified life of the agreement. The other party makes no payment unless a credit event, relating to a predetermined reference asset, occurs. If such an event occurs, the party will then make a payment to the first party, and the swap will terminate.	Swaps and Related Swap Products
Custodial Receipts: The Fund may acquire securities in the form of custodial receipts that evidence ownership of future interest payments, principal payments or both on certain U.S. Treasury notes or bonds in connection with programs sponsored by banks and brokerage firms. These are not considered to be U.S. government securities. These notes and bonds are held in custody by a bank on behalf of the owners of the receipts.	Custodial Receipts
Demand Features: Securities that are subject to puts and standby commitments to purchase the securities at a fixed price (usually with accrued interest) within a fixed period of time following demand by the Fund.	Demand Features
Exchange Traded Funds (“ETFs”): Ownership interest in unit investment trusts, depositary receipts, and other pooled investment vehicles that hold a portfolio of securities or stocks designed to track the price performance and dividend yield of a particular broad-based, sector or international index. ETFs include a wide range of investments such as iShares, Standard & Poor’s Depositary Receipts (“SPDRs”) and NASDAQ 100s.	Investment Company Securities and Exchange Traded Funds
Foreign Investments: Equity and debt securities (e.g., bonds and commercial paper) of foreign entities and obligations of foreign branches of U.S. banks and foreign banks. Foreign securities may also include American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), European Depositary Receipts (“EDRs”) and American Depositary Securities.	Foreign Investments (including Foreign Currencies)
High Yield/High Risk Securities/Junk Bonds: Securities that are generally rated below investment grade by the primary rating agencies or are unrated but deemed by the Fund’s adviser to be of comparable quality.	Debt Instruments
Inflation-Linked Debt Securities: Includes fixed and floating rate debt securities of varying maturities issued by the U.S. government as well as securities issued by other entities such as corporations, foreign governments and foreign issuers.	Debt Instruments

Part I - 4

Instrument	Part II Section Reference
Interfund Lending: Involves lending money and borrowing money for temporary purposes through a credit facility.	Miscellaneous Investment Strategies and Risks
Inverse Floating Rate Instruments: Leveraged variable debt instruments with interest rates that reset in the opposite direction from the market rate of interest to which the inverse floater is indexed.	Inverse Floaters and Interest Rate Caps
Investment Company Securities: Shares of other investment companies, including money market funds for which the adviser and/or its affiliates serve as investment adviser or administrator. The adviser will waive certain fees when investing in funds for which it serves as investment adviser, to the extent required by law.	Investment Company Securities and Exchange Traded Funds
Loan Assignments and Participations: Assignments of, or participations in, all or a portion of loans to corporations or to governments, including governments of less developed countries.	Loans
Master Limited Partnerships: Limited partnerships that are publicly traded on a securities exchange.	Master Limited Partnerships
Mortgages (Directly Held): Debt instruments secured by real property.	Mortgage-Related Securities
Mortgage-Backed Securities: Debt obligations secured by real estate loans and pools of loans such as collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities (“CMBSs”) and other asset-backed structures.	Mortgage-Related Securities
Mortgage Dollar Rolls: A transaction in which the Fund sells securities for delivery in a current month and simultaneously contracts with the same party to repurchase similar but not identical securities on a specified future date.	Mortgage-Related Securities
Municipal Securities: Securities issued by a state or political subdivision to obtain funds for various public purposes. Municipal securities include, among others, private activity bonds and industrial development bonds, as well as general obligation notes, tax anticipation notes, bond anticipation notes, revenue anticipation notes, other short-term tax-exempt obligations, municipal leases, obligations of municipal housing authorities and single-family revenue bonds.	Municipal Securities
New Financial Products: New options and futures contracts and other financial products continue to be developed and the Fund may invest in such options, contracts and products.	Miscellaneous Investment Strategies and Risks
Options and Futures Transactions: The Fund may purchase and sell (a) exchange traded and over the counter put and call options on securities, indexes of securities and futures contracts on securities, indexes of securities, interest rate futures contracts and interest rate swaps and (b) futures contracts on securities and indexes of securities.	Options and Futures Transactions
Preferred Stock: A class of stock that generally pays a dividend at a specified rate and has preference over common stock in the payment of dividends and in liquidation.	Equity Securities, Warrants and Rights
Private Placements, Restricted Securities and Other Unregistered Securities: Securities not registered under the Securities Act of 1933, such as privately placed commercial paper and Rule 144A securities.	Miscellaneous Investment Strategies and Risks
Real Estate Investment Trusts (“REITs”): Pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interest.	Real Estate Investment Trusts

Part I - 5

Instrument	Part II Section Reference
Repurchase Agreements: The purchase of a security and the simultaneous commitment to return the security to the seller at an agreed upon price on an agreed upon date. This is treated as a loan.	Repurchase Agreements
Reverse Repurchase Agreements: The sale of a security and the simultaneous commitment to buy the security back at an agreed upon price on an agreed upon date. This is treated as a borrowing by the Fund.	Reverse Repurchase Agreements
Securities Issued in Connection with Reorganizations and Corporate Restructurings: In connection with reorganizing or restructuring of an issuer, an issuer may issue common stock or other securities to holders of its debt securities.	Miscellaneous Investment Strategies and Risks
Short Selling: The Fund sells a security it does not own in anticipation of a decline in the market value of the security. To complete the transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is obligated to replace the security borrowed by purchasing it subsequently at the market price at the time of replacement.	Short Selling
Short-Term Funding Agreements: Agreements issued by banks and highly rated U.S. insurance companies such as Guaranteed Investment Contracts (“GICs”) and Bank Investment Contracts (“BICs”).	Short-Term Funding Agreements
Sovereign Obligations: Investments in debt obligations issued or guaranteed by a foreign sovereign government, or its agencies, authorities or political subdivisions.	Foreign Investments (including Foreign Currencies)
Stripped Mortgage-Backed Securities: Derivative multi-class mortgage securities which are usually structured with two classes of shares that receive different proportions of the interest and principal from a pool of mortgage assets. These include Interest-Only (“IO”) and Principal-Only (“PO”) securities issued outside a Real Estate Mortgage Investment Conduit (“REMIC”) or CMO structure.	Mortgage-Related Securities
Structured Investments: A security having a return tied to an underlying index or other security or asset class. Structured investments generally are individually negotiated agreements and may be traded over-the-counter. Structured investments are organized and operated to restructure the investment characteristics of the underlying security.	Structured Investments
Swaps and Related Swap Products: Swaps involve an exchange of obligations by two parties. Caps and floors entitle a purchaser to a principal amount from the seller of the cap or floor to the extent that a specified index exceeds or falls below a predetermined interest rate or amount. The Fund may enter into these transactions to manage its exposure to changing interest rates and other factors.	Swaps and Related Swap Products
Synthetic Variable Rate Instruments: Instruments that generally involve the deposit of a long-term tax exempt bond in a custody or trust arrangement and the creation of a mechanism to adjust the long-term interest rate on the bond to a variable short-term rate and a right (subject to certain conditions) on the part of the purchaser to tender it periodically to a third party at par.	Swaps and Related Swap Products
Temporary Defensive Positions: To respond to unusual circumstances the Fund may invest in cash and cash equivalents for temporary defensive purposes	Miscellaneous Investment Strategies and Risks
Trust Preferreds: Securities with characteristics of both subordinated debt and preferred stock. Trust preferreds are generally long term securities that make periodic fixed or variable interest payments.	Trust Preferreds

Part I - 6

Instrument	Part II Section Reference
U.S. Government Agency Securities: Securities issued by agencies and instrumentalities of the U.S. government. These include all types of securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“Freddie Mac”), including funding notes, subordinated benchmark notes, CMOs and REMICs.	Mortgage-Related Securities
U.S. Government Obligations: May include direct obligations of the U.S. Treasury, including Treasury bills, notes and bonds, all of which are backed as to principal and interest payments by the full faith and credit of the United States, and separately traded principal and interest component parts of such obligations that are transferable through the Federal book-entry system known as Separate Trading of Registered Interest and Principal of Securities (“STRIPS”) and Coupons Under Book-Entry Safekeeping (“CUBES”).	U.S. Government Obligations
Variable and Floating Rate Instruments: Obligations with interest rates which are reset daily, weekly, quarterly or some other frequency and which may be payable to the Fund on demand or at the expiration of a specified term.	Debt Instruments
When-Issued Securities, Delayed Delivery Securities and Forward Commitments: Purchase or contract to purchase securities at a fixed price for delivery at a future date.	When-Issued Securities, Delayed Delivery Securities and Forward Commitments
Zero-Coupon, Pay-in-Kind and Deferred Payment Securities: Zero-coupon securities are securities that are sold at a discount to par value and on which interest payments are not made during the life of the security. Pay-in-kind securities are securities that have interest payable by delivery of additional securities. Deferred payment securities are zero-coupon debt securities which convert on a specified date to interest bearing debt securities.	Debt Instruments

DIVERSIFICATION

JPMT I is a registered management investment company and the Fund is a diversified series of JPMT I. For a more complete discussion, see the “Diversification” section in Part II of this SAI.

PORTFOLIO TURNOVER

A portfolio turnover rate is, in summary, the percentage computed by dividing the lesser of the Fund’s purchases or sales of securities (excluding short-term securities) by the average market value of the Fund. The Adviser intends to manage the Fund’s assets by buying and selling securities to help attain its investment objective. A rate of 100% indicates that the equivalent of all of the Fund’s assets have been sold and reinvested in a year. High portfolio turnover may affect the amount, timing and character of distributions, and, as a result, may increase the amount of taxes payable by shareholders. Higher portfolio turnover also results in higher transaction costs. To the extent that net short-term capital gains are realized by the Fund, any distributions resulting from such gains are considered ordinary income for federal income tax purposes. For a more complete discussion, see the “Distributions and Tax Matters” section in Part II of this SAI.

Part I - 7

The table below sets forth the Fund’s portfolio turnover rates for the last two fiscal years.

Fund	Fiscal Year Ended 2/28/11	Fiscal Year Ended 2/29/12
Tax Aware High Income Fund	16%	19%

TRUSTEES

Standing Committees

There are four standing committees of the Board of Trustees: the Audit and Valuation Committee, the Compliance Committee, the Governance Committee and the Investments Committee.

During the fiscal year ended February 29, 2012, the Audit and Valuation Committee met four times, the Compliance Committee met four times, the Governance Committee met four times, and each Investment Sub-Committee met five times. For a more complete discussion, see the “Trustees” section in Part II of this SAI.

Ownership of Securities

The following table shows the dollar range of each Trustee’s beneficial ownership as of December 31, 2011, in the Fund and each Trustee’s aggregate dollar range of ownership in any Fund that the Trustee oversees in the Family of Investment Companies.

Name of Trustee	Ownership of the Tax Aware High Income Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by the Trustee in Family of Investment Companies(1), (2)
Independent Trustees
John F. Finn	None	Over $100,000
Dr. Matthew Goldstein	None	Over $100,000
Robert J. Higgins	None	Over $100,000
Peter C. Marshall	None	Over $100,000
Mary E. Martinez(3)	None	None
Marilyn McCoy	None	Over $100,000
Mitchell M. Merin(3)	None	None
William G. Morton, Jr.	None	Over $100,000
Dr. Robert A. Oden, Jr.	None	Over $100,000
Marian U. Pardo(4)	None	None
Frederick W. Ruebeck	None	Over $100,000
James J. Schonbachler	None	Over $100,000

Interested Trustee Not Affiliated With The Adviser
Frankie D. Hughes	None	Over $100,000

(1)	A Family of Investment Companies means any two or more registered investment companies that share the same investment adviser or principal underwriter and hold themselves out to investors as related companies for purposes of investment and investor services. The Family of Investment Companies for which the Board of Trustees currently serves includes eleven registered investment companies (170 Funds) including JPMMFG which liquidated November 29, 2012 and is in the process of winding up its affairs.
(2)	For Ms. McCoy and Messrs. Finn, Higgins, Marshall, Oden, and Ruebeck, these amounts include deferred compensation balances, as of December 31, 2011, through participation in the J.P. Morgan Fund’s Deferred Compensation Plan for Eligible Trustees. For a more complete discussion, see the “Trustee Compensation” section in Part II of this SAI.
(3)	Ms. Martinez and Mr. Merin became members of the Board of Trustees effective January 1, 2013.
(4)	Ms. Pardo will become a member of the Board of Trustees effective February 1, 2013.

Part I - 8

As of December 31, 2011, none of the independent Trustees or their immediate family members owned securities of the Adviser or JPMDS or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Adviser or JPMDS.

Trustee Compensation

Prior to January 1, 2013, the Funds of the J.P. Morgan Funds Complex overseen by the Trustees paid each Trustee an annual fee of $275,000 and reimbursed each Trustee for expenses incurred in connection with service as a Trustee. Beginning January 1, 2013, the Funds of the J.P. Morgan Funds Complex overseen by the Trustees will pay each Trustee an annual fee of $315,000 and reimburse each Trustee for expenses incurred in connection with service as a Trustee. In addition, the Funds pay the Chairman $225,000, the Vice Chairman $75,000 and from December 1, 2011 through February 29, 2012, the assistant to the Audit and Valuation Committee Chairman $6,250. The Chairman and Vice Chairman receive no additional compensation for service as committee or sub-committee chairmen. Committee chairs and sub-committee chairs who are not already receiving an additional fee are each paid $50,000. The Trustees may hold various other directorships unrelated to the J.P. Morgan Funds Complex. The J.P. Morgan Funds bore expenses related to administrative and staffing services provided to the former Chairman, in lieu of establishing an office of the former Chairman, in the amount of $6,000 per month.

Trustee aggregate compensation paid by the Fund and the J.P. Morgan Funds Complex for the calendar year ended December 31, 2011, is set forth below:

Aggregate Trustee Compensation Paid by the Fund

Name of Trustee	JPMorgan Tax Aware High Income Fund	Total Compensation paid from the Funds Complex(1)(9)
Independent Trustees
John F. Finn	$18	$275,000	(4)
Dr. Matthew Goldstein	21	325,000
Robert J. Higgins	21	325,000	(5)
Peter C. Marshall	23	350,000
Mary E. Martinez(2)	None	None
Marilyn McCoy	21	325,000
Mitchell M. Merin(2)	None	None
William G. Morton, Jr.	18	275,000
Dr. Robert A. Oden, Jr.	18	275,000	(6)
Marian U. Pardo(3)	None	None
Frederick W. Ruebeck	21	325,000	(7)
James J. Schonbachler	18	277,083	(8)

Interested Trustee Not Affiliated With The Adviser
Frankie D. Hughes	18	275,000

(1)	The Fund Complex means two or more registered investment companies that (i) hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or (ii) have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees currently serves includes eleven registered investment companies (170 funds) including JPMMFG which liquidated November 29, 2012 and is in the process of winding up its affairs.
(2)	Ms. Martinez and Mr. Merin became members of the Board of Trustees effective January 1, 2013.
(3)	Ms. Pardo will become a member of the Board of Trustees effective February 1, 2013.
(4)	Includes $275,000 of Deferred Compensation.
(5)	Includes $325,000 of Deferred Compensation.
(6)	Includes $82,500 of Deferred Compensation.
(7)	Includes $130,000 of Deferred Compensation.
(8)	Includes $2,083 of compensation related to Mr. Schonbachler’s duties as assistant to the Audit and Valuation Committee chairman.
(9)	William J. Armstrong, Fergus Reid III, and Leonard M. Spalding, Jr. retired as Trustees of the Trusts effective December 31, 2012. For the period specified in the table above, the former trustees were paid the following total compensation from the J.P. Morgan Funds Complex.

Name of Former Trustee	Total Compensation Paid from Fund Complex	Amount of Deferred Compensation Included in Total
William J. Armstrong	$325,000	None
Fergus Reid, III	$500,000	Includes $100,000 of Deferred Compensation
Leonard M. Spalding, Jr.	$325,000	Includes $325,000 of Deferred Compensation

Part I - 9

INVESTMENT ADVISER

Investment Advisory Fees

During the fiscal years indicated, the Fund paid the following investment advisory fees to JPMIM, and JPMIM waived investment advisory fees as follows (the amount waived is in parentheses), (amounts in thousands)

	Fiscal Year Ended 2/28/10		Fiscal Year Ended 2/28/11		Fiscal Year Ended 2/29/12
	Paid	Waived	Paid	Waived	Paid	Waived
Tax Aware High Income Fund	$—	($43)	$—	($63)	$7	($118)

For more information about the investment adviser, see the “Investment Advisers and Sub-Advisers” section in Part II of this SAI.

PORTFOLIO MANAGERS

Portfolio Managers’ Other Accounts Managed

The following table shows information regarding all of the other accounts managed by each portfolio manager as of February 29, 2012:

	Non-Performance Based Fee Advisory Accounts
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets ($thousands)	Number of Accounts	Total Assets ($thousands)	Number of Accounts	Total Assets ($thousands)
Tax Aware High Income Fund
Jennifer Tabak	3	$1,105,403	0	$0	0	$0
Rick Taormina	6	8,776,892	0	0	7	90.752
Deepa Majmudar	3	4,382,641	1	75,278	0	0
Bill Morgan	8	13,914,959	13	9,132,119	14	1,494,031
Cory Pollock	0	0	0	0	0	0

The following table shows information on the other accounts managed by each portfolio manager that have advisory fees wholly or partly based on performance as of February 29 2012:

	Performance Based Fee Advisory Accounts
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets ($thousands)	Number of Accounts	Total Assets ($thousands)	Number of Accounts	Total Assets ($thousands)
Tax Aware High Income Fund
Jennifer Tabak	0	$0	0	$0	0	$0
Rick Taormina	0	0	0	0	0	0
Deepa Majmudar	0	0	0	0	0	0
Bill Morgan	1	144,938	0	0	2	316,412
Cory Pollock	0	0	0	0	0	0

Portfolio Managers — Ownership of Securities

The following table indicates the dollar range of shares beneficially of the Fund owned by each portfolio manager, as of February 29, 2012.

Aggregate Dollar Range of Securities in the Fund
	None	$1-$10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Tax Aware High Income Fund
Jennifer Tabak	X
Rick Taormina	X
Deepa Majmudar	X
Bill Morgan	X
Cory Pollock	X

Part I - 10

For a more complete discussion of the portfolio managers’ compensation, see the “Portfolio Manager Compensation” section in Part II of this SAI.

ADMINISTRATOR

Administrator Fees

The table below sets forth the administration and administrative services fees paid by the Fund to JPMorgan Funds Management, Inc. (the amounts waived are in parentheses) as of the fiscal years indicated (amounts in thousands).

	Fiscal Year Ended 2/28/10		Fiscal Year Ended 2/28/11		Fiscal Year Ended 2/29/12
	Paid	Waived	Paid	Waived	Paid	Waived
Tax Aware High Income Fund	$—	($12)	$—	($16)	$—	($31)

For more information about the Administrator, see the “Administrator” section in Part II of this SAI.

DISTRIBUTOR

Compensation Paid to JPMDS

The following table describes the compensation paid by the Fund to the principal underwriter, JPMDS, for the fiscal year ended February 29, 2012 (amounts have been rounded up to the whole number).

	Total Underwriting Discounts and Commissions	Compensation on Redemptions and Repurchases	Brokerage Commissions	Other Compensation*
Tax Aware High Income Fund	$9,218	$8,534	$13	$83,468

*	Fees paid by the Fund pursuant to Rule 12b-1 are provided in “Distribution Fees” section below.

The table below sets forth the aggregate amount of underwriting commissions retained by JPMDS from the Fund with respect to the fiscal years indicated.

	Fiscal Year Ended 2/28/10	Fiscal Year Ended 2/28/11	Fiscal Year Ended 2/29/12
Tax Aware High Income Fund	$4,516	$2,492	$9,218

For more information on JPMDS, see the “Distributor” section in Part II of this SAI.

Distribution Fees

The table below sets forth the Rule 12b-1 fees that the Fund paid to JPMDS (waived amounts are in parentheses) with respect to the fiscal years indicated (amounts in thousands).

Part I - 11

	Fiscal Year Ended 2/28/10		Fiscal Year Ended 2/28/11		Fiscal Year Ended 2/29/12
	Paid	Waived	Paid	Waived	Paid	Waived
Tax Aware High Income Fund
Class A	$2	$—	$8	$—	$27	$—
Class C	6	—	16	—	56	—

For a more complete discussion of the Distribution Plan, see the “Distribution Plan” section in Part II of this SAI.

SHAREHOLDER SERVICING

Shareholder Services Fees

Under the Shareholder Servicing Agreement, the Fund has agreed to pay JPMDS, for providing shareholder services and other related services, a fee at the following annual rates (expressed as a percentage of the average daily net assets of Fund shares owned by or for shareholders):

Select Class, Class A, and Class C	0.25%

The table below sets forth the fees paid to JPMDS (the amounts waived are in parentheses) for the fiscal years indicated (amounts in thousands).

	Fiscal Year Ended 2/28/10		Fiscal Year Ended 2/28/11		Fiscal Year Ended 2/29/12
	Paid	Waived	Paid	Waived	Paid	Waived
Tax Aware High Income Fund
Class A	$—	($2)	$—	($8)	$—	($27)
Class C	—	(2)	—	(6)	—	(19)
Select Class	16	(10)	19	(12)	25	(18)

For more information concerning shareholder servicing, see the “Shareholder Servicing” section in Part II of this SAI.

BROKERAGE AND RESEARCH SERVICES

Brokerage Commissions

The Fund paid the following brokerage commissions for the fiscal years indicated (amounts in thousands):

	Fiscal Year Ended 2/28/10	Fiscal Year Ended 2/28/11		Fiscal Year Ended 2/29/12
Tax Aware High Income Fund
Total Brokerage Commissions	$—	$—	^	$—
Brokerage Commissions to Affiliated Broker-Dealers	—	—		—

For more information concerning brokerage, see the “Portfolio Transactions” section in Part II of this SAI.

Broker Research

For the fiscal year ended February 29, 2012, JPMIM allocated brokerage commissions of approximately $0.00 to brokers who provided broker research for the Fund.

Part I - 12

Securities of Regular Broker-Dealers

As of February 29, 2012, the Fund did not own any securities of its regular broker-dealers (or parents). For a more complete discussion, see the “Portfolio Transactions” section in Part II of this SAI.

FINANCIAL INTERMEDIARY

Other Cash Compensation Payments

During the year ended February 29, 2012, JPMIM and SC-R&M paid approximately $128,410,351 and $147,004, respectively for all of the J.P. Morgan Funds pursuant to their other cash compensation arrangements. For a more complete discussion, see the “Additional Compensation to Financial Intermediaries” section in Part II of this SAI.

Finders’ Fee Commissions

Financial Intermediaries who sell $1 million or more of Class A Shares in the aggregate of the J.P. Morgan Equity Funds, the J.P. Morgan Specialty Funds, the J.P. Morgan International Funds, the J.P. Morgan Investor Funds, the JPMorgan SmartRetirement Funds, the JPMorgan SmartAllocation Funds and the J.P. Morgan Income Funds (collectively “Qualifying Funds”) may receive finders’ fees.

With respect to the Fund, such fees are paid in accordance with the following schedule:

Amount of Purchases	Finder’s Fees
$1,000,000 – $3,999,999*	0.75%
$4,000,000 – $49,999,999	0.50%
$50,000,000 or more	0.25%

*	If the total sale of Class A Shares of Qualifying Funds is $1,000,000 or more but the amount of the sale applicable to the Fund is less than $1,000,000, the Financial Intermediary will receive a Finder’s Fee equal to 0.75% of the sale of the Class A Shares of the Fund. The Finder’s Fee Schedule for sales for other Qualifying Funds can be found in the Statement of Additional Information for such Qualifying Funds.

The Distributor may also pay Financial Intermediaries a commission of up to 0.75% of gross sales on sales of Class A Shares to certain defined contribution plans. If such defined contribution plan redeems all of the shares that it owns on behalf of participants within 12 months of the purchase date, then the Financial Intermediaries that have received these commissions will be required to reimburse the Distributor up to 0.75% of the lower of the cost of the shares being redeemed or their NAV at the time of redemption. JPMDS reserves the right to alter or change the finder’s fee policy on these plans at any time at its own discretion. If a plan redeems all of the shares for which a finder’s fee has been paid within 12 months of the purchase date, JPMDS will reclaim the finder’s fee paid to the Financial Intermediary rather than charge a CDSC to the plan.

Finders’ Fees Paid by Distributor.

For the fiscal year ended February 29, 2012, JPMDS paid approximately $10,985,252 in finder’s fees for all J.P. Morgan Funds. For a more complete discussion, see “Additional Compensation to Financial Intermediaries” section in Part II of this SAI.

Part I - 13

TAX MATTERS

The Fund intends to minimize the payment of taxable income to shareholders by investing in tax-exempt or municipal securities in reliance at the time of purchase on an opinion of bond counsel to the issuer that the interest paid on those securities will be excludable from gross income for Federal income tax purposes. Such securities, however, may be determined to pay, or have paid, taxable income subsequent to the Fund’s acquisition of the securities. In that event, the Internal Revenue Service may demand that the Fund pay Federal income taxes on the affected interest income, and, if the Fund agrees to do so, the Fund’s yield could be adversely affected. In addition, the treatment of dividends previously paid or to be paid by the Fund as “exempt interest dividends” could be adversely affected, subjecting the Fund’s shareholders to increased Federal income tax liabilities. In addition, future laws, regulations, rulings or court decisions may cause interest on municipal securities to be subject, directly or indirectly, to Federal income taxation or interest on state municipal securities to be subject to state or local income taxation, or the value of state municipal securities to be subject to state or local intangible personal property tax, or may otherwise prevent the Fund from realizing the full current benefit of the tax-exempt status of such securities. Any such change could also affect the market price of such securities, and thus the value of an investment in the Fund.

Capital Loss Carryforwards

For Federal income tax purposes, the Fund did not have any capital loss carryforwards for the fiscal year ended February 29, 2012. For more information on tax matters, see the “Distributions and Tax Matters” section in Part II of this SAI.

PORTFOLIO HOLDINGS DISCLOSURE

A list of the entities that will receive the Fund’s portfolio holdings information, the frequency with which it will be provided to them and the length of the lag between the date of the information and the date it is disclosed is provided below:

Vickers Stock Research Corp.	Monthly	30 days after month end
MorningStar Inc.	Monthly	30 days after month end
Lipper, Inc.	Monthly	30 days after month end
Thomson Financial	Monthly	30 days after month end
Bloomberg LP	Monthly	30 days after month end
JPMorgan Chase & Co.	Monthly	30 days after month end
The McGraw-Hill Companies, Inc.—Standard & Poor’s	Monthly	30 days after month end
FactSet	Monthly	30 days after month end

For a more complete discussion, see the “Portfolio Holdings Disclosure” section in Part II of this SAI.

SHARE OWNERSHIP

Trustees and Officers

As of August 31, 2012, the officers and Trustees, as a group, owned less than 1% of the shares of any class of the Fund.

Part I - 14

Principal Holders

As of August 31, 2012, the persons owned of record, or were known by the Trust to own beneficially, 5% or more of the outstanding shares of any class of the Fund included in this SAI are shown in Attachment I-A, Principal Shareholders.

FINANCIAL STATEMENTS

The Financial Statements of the Fund are incorporated by reference into this SAI. The Financial Statements for the fiscal year ended February 29, 2012 have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm to the Trust, as indicated in their reports with respect thereto, and are incorporated herein by reference in reliance upon the authority of said firm as experts in accounting and auditing in giving said reports. These Financial Statements are available without charge upon request by calling J.P. Morgan Funds Services at 1-800-480-4111.

Part I - 15

Attachment I-A

PRINCIPAL SHAREHOLDERS

Persons owning 25% or more of the outstanding shares of the Fund may be presumed to “control” (as that term is defined in the 1940 Act) the Fund. As a result, those persons may have the ability to control the oustcome on any matter requiring the approval of shareholders of the Fund.

Share Class	Owner and Address	Percentage Held
CLASS A SHARES	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	31.04%

	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FBO CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	9.41%

	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	9.09%

	PERSHING LLC P.O. BOX 2052 JERSEY CITY NJ 07303-2052	6.33%

	TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	6.32%

	UBS WM USA OMNI ACCOUNT M/F ATTN DEPARTMENT MANAGER 499 WASHINGTON BLVD FL 9 JERSEY CITY NJ 07310-2055	5.70%

CLASS C SHARES	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	9.49%

	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FBO CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	9.81%

Part I - 16

Share Class	Owner and Address	Percentage Held
	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103-2523	17.07%

	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	12.17%

	PERSHING LLC P.O. BOX 2052 JERSEY CITY NJ 07303-2052	12.21%

	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	7.44%

	UBS WM USA OMNI ACCOUNT M/F ATTN DEPARTMENT MANAGER 499 WASHINGTON BLVD FL 9 JERSEY CITY NJ 07310-2055	5.16%

SELECT CLASS SHARES	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103-2523	9.28%

	JPMORGAN CHASE BANK N.A.* FBO CLIENTS ATTN PB MF OPS 3OPS3 DE3-3740 500 STANTON CHRISTIANA RD NEWARK DE 19713-2105	7.55%

	JP MORGAN INVESTMENT MGMT* ATTN LOREN STRIFE OH1-0185 1111 POLARIS PKWY COLUMBUS OH 43240-2031	46.07%

	LPL FINANCIAL 9785 TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968	6.47%

Part I - 17

Share Class	Owner and Address	Percentage Held
	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	11.00%

*	The shareholder of record is a subsidiary or affiliate of JPMorgan Chase & Co. (a “JPMorgan Affiliate”). Typically, the shares are held for the benefit of underlying accounts for which the JPMorgan Affiliate may have voting or investment power. To the extent that JPMorgan Affiliates own 25% or more of a class of shares of the Fund, JPMorgan Chase & Co. may be deemed to be a “controlling person” of such shares under the 1940 Act.

Part I - 18

J.P. Morgan Tax Aware Funds

STATEMENT OF ADDITIONAL INFORMATION

PART I

September 30, 2012, as supplemented January 23, 2013

JPMORGAN TRUST I (“JPMT I”)

JPMorgan Tax Aware Income Opportunities Fund

Class A/JTAAX; Class C/JTACX; Select Class/JTASX

(“Tax Aware Income Opportunities Fund” or the “Fund”)

This Statement of Additional Information (“SAI”) is not a prospectus but contains additional information which should be read in conjunction with the prospectus for the Fund dated September 30, 2012, as supplemented from time to time (the “Prospectus”). Additionally, this SAI incorporates by reference the audited financial statements included in the annual shareholder report dated February 29, 2012 relating to the Fund (the “Financial Statements”). The Prospectus and the Financial Statements, including the Independent Registered Public Accounting Firm’s reports, are available without charge upon request by contacting JPMorgan Distribution Services, Inc. (“JPMDS” or the “Distributor”), the Fund’s distributor, at 1111 Polaris Parkway, Columbus, Ohio 43240.

This SAI is divided into two Parts – Part I and Part II. Part I of this SAI contains information that is particular to the Fund. Part II of this SAI contains information that generally applies to the Fund and other J.P. Morgan Funds. For more information about the Fund or the Financial Statements, simply write or call:

J.P. Morgan Funds Services

P.O. Box 8528

Boston, MA 02266-8528

1-800-480-4111

SAI-TAIO-113

PLEASE SEE PART II OF THIS SAI FOR ITS TABLE OF CONTENTS

GENERAL

The Trust and the Fund

The Fund is a series of JPMorgan Trust I (“JPMT I”), an open-end, management investment company formed as a statutory trust under the laws of the State of Delaware on November 12, 2004, pursuant to a Declaration of Trust dated November 5, 2004, as subsequently amended. In addition to the Fund, the Trust consists of other series representing separate investment funds (each, a “J.P. Morgan Fund”).

Share Classes

Shares of the Fund are generally offered in multiple classes. The Board of Trustees of JPMT I has authorized the issuance and sale of the following share classes of the Fund: Class A, Class C and Select Class Shares (collectively, the “Shares”).

Miscellaneous

This SAI describes the financial history, investment strategies and policies, management and operation of the Fund in order to enable investors to determine which Shares best suits their needs.

This SAI provides additional information with respect to the Fund and should be read in conjunction with the Fund’s current Prospectus. Capitalized terms not otherwise defined herein have the meanings accorded to them in the Prospectus. The Fund’s executive offices are located at 270 Park Avenue, New York, NY 10017.

This SAI is divided into two Parts, Part I and Part II. Part I of this SAI contains information that is particular to the Fund. Part II of this SAI contains information that generally applies to the Fund and other series representing separate investment funds or portfolios of JPMT I, JPMorgan Trust II (“JPMT II”), J.P. Morgan Mutual Fund Group (“JPMMFG”), J.P. Morgan Mutual Fund Investment Trust (“JPMMFIT”) and J.P. Morgan Fleming Mutual Fund Group, Inc. (“JPMFMFG”) (each a “J.P. Morgan Fund,” and together with the Fund, the “J.P. Morgan Funds”). Throughout this SAI, JPMT I, JPMT II, JPMMFG, JPMMFIT and JPMFMFG are each referred to as a “Trust” and collectively, as the “Trusts.” Each Trust’s Board of Trustees, or Board of Directors in the case of JPMFMFG, is referred to herein as the “Board of Trustees,” and each trustee or director is referred to as a “Trustee.”

The Fund is advised by J.P. Morgan Investment Management Inc. (“JPMIM”). Certain other of the J.P. Morgan Funds are advised by Security Capital Research & Management, Incorporated (“SC-R&M”), and/or sub-advised by J.P. Morgan Private Investment Inc. (“JPMPI”), JF International Management Inc. (“JFIMI”) or Highbridge Capital Management, LLC (“HCM”). JPMIM, SC-R&M, JPMPI, JFIMI and HCM are also referred to herein as the “Advisers” and, individually, as the “Adviser.” JPMPI, JFIMI and HCM are also referred to herein as the “Sub-Advisers” and, individually, as the “Sub-Adviser.”

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, JPMorgan Chase Bank, N.A. (“JPMorgan Chase Bank”), an affiliate of the Adviser, or any other bank. Shares of the Fund are not federally insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other governmental agency. An investment in the Fund is subject to risk that may cause the value of the investment to fluctuate, and when the investment is redeemed, the value may be higher or lower than the amount originally invested by the investor.

Part I - 1

INVESTMENT POLICIES

The following investment policies have been adopted by JPMT I with respect to the Fund. The investment policies listed below under the heading “Fundamental Investment Policies” are “fundamental” policies which, under the Investment Company Act of 1940, as amended (the “1940 Act”), may not be changed without the vote of a majority of the outstanding voting securities of the Fund, as such term is defined in “Additional Information” in Part II of this SAI. All other investment policies of the Fund (including its investment objective) are non-fundamental, unless otherwise designated in a Prospectus or herein, and may be changed by the Trustees of the Fund without shareholder approval.

Except for the restriction on borrowings set forth in fundamental policy (3) below, the percentage limitations contained in the policies below apply at the time of purchase of the securities. If a percentage or rating restriction on investment or use of assets set forth in a fundamental investment policy or a non-fundamental investment policy or in a Prospectus is adhered to at the time of investment, later changes in percentage resulting from any cause other than actions by a Fund will not be considered a violation. If the value of the Fund’s holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Board of Trustees will consider what actions, if any, are appropriate to maintain adequate liquidity. With respect to the restriction on borrowings set forth in fundamental investment policy (3), the Fund may borrow from any bank, provided thatt immediately after any such borrowing there is an asset coverage of at least 300% for all borrowings by the Fund and provided further, that in the event that such asset coverage shall at any time fall below 300%, the Fund shall, within three days (not including Sundays and holidays) thereafter or such longer period as the U.S. Securities and Exchange Commission (“SEC”) may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowing shall be at least 300%.

For purposes of fundamental investment policies regarding industry concentration, “to concentrate” generally means to invest more than 25% of the Fund’s assets, taken at market value at the time of investment. This restriction does not apply to investments in securities issued or guaraneed by the U.S. government, any state or territory of the U.S., its agencies, instrumentalities, or political subdivisions, or repurchase agreements secured thereby, and futures and options transactions issued or guaranteed by any of the foregoing. For purposes of fundamental investment policies regarding industry concentration, the Adviser may classify issuers by industry in accordance with classifications set forth in the Directory of Companies Filing Annual Reports with the SEC or other sources. In the absence of such classification or if the Adviser determines in good faith based on its own information that the economic characteristics affecting a particular issuer make it more appropriate to be considered engaged in a different industry, the Adviser may classify an issuer accordingly. Accordingly, the composition of an industry or group of industries may change from time to time. For purposes of fundamental investment policies involving industry concentration, “group of industries” means a group of related industries, as determined in good faith by the Adviser, based on published classifications or other sources.

Fundamental Investment Policies

The Fund:

(1)	May not purchase any security which would cause the Fund to concentrate its investments in the securities of issuers primarily engaged in any particular industry or group of industries except as permitted by the SEC;

(2)	May not issue senior securities, except as permitted under the 1940 Act or any rule, order or interpretation thereunder;

(3)	May not borrow money, except to the extent permitted by applicable law;

Part I - 2

(4)	May not underwrite securities of oher issuers, except to the extent that the Fund, in disposing of portfolio securities, may be deemed an underwriter within the meaning of the Securities Act of 1933, as amended;

(5)	May not purchase or sell commodities or commodity contracts unless acquired as a result of ownerhsip of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts; but this shall not prevent the Fund from purchasing, selling and entering into financial futures contracts (including futures contracts on indices or securities, interest rates and currencies), options on financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments including derivatives related to physical commodites or investments in exchange traded funds, investment companies, and pooled investment vehicles that invest in commodities or commodities futures including those structured as grantor trusts;

(6)	May not purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may (a) invest in securities or other instruments directly or indirectly secured by real estate, and (b) invest in securities or other insturments issued by issuers that invest in real estate; and

(7)	May make loans to other persons, in accordance with the Fund’s investment objective and policies and to the extent permitted by applicable law.

Fundamental investment policy (2) shall be interpreted based upon no-action letters and other pronouncements of the staff of the SEC. Generally, the 1940 Act limits the Fund’s ability to borrow money on a non-temporary basis if such borrowings constitute “senior securities.” As noted above and in “Investment Strategies and Policies — Miscellaneous Investment Strategies and Risks — Borrowings” in the SAI Part II, in addition to temporary borrowing, the Fund may borrow from any bank, provided that immediately after any such borrowing there is asset coverage of at least 300% for all borrowings by the Fund. The Fund may also borrow money or engage in economically similar transactions if those transactions do not constitutue “senior securities” under the 1940 Act. Under current pronouncements, certain Fund positions (e.g., reverse repurchase agreements) are excluded from the definition of “senior security” so long as the Fund maintains adequate cover, segregation of assets or otherwise. Similarly, a short sale will not be considered a senior security if the Fund takes certain steps contemplated by the SEC staff pronouncements, such as ensuring the short sale transaction is adequately covered.

Non-Fundamental Investment Policies. The investment policies described below are non-fundamental policies of the Fund and may be changed by the Trustees of the Fund without prior shareholder approval.

The Fund:

(1)	May not acquire any illiquid securities, such as repurchase agreements with more than seven days to maturity or fixed time deposits with a duration of over seven calendar days, if as a result thereof, more than 15% of the market value of the Fund’s net assets would be in investments which are illiquid;

(2)	May not purchase or sell interests in oil, gas or mineral leases; and

(3)	May not acquired the securities or registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

Part I - 3

INVESTMENT PRACTICES

The Fund invests in a variety of securities and employ a number of investment techniques. What follows is a list of some of the securities and techniques which may be utilized by the Fund. For a more complete discussion, see the “Investment Strategies and Policies” section in Part II of this SAI.

Instrument	Part II Section Reference
Adjustable Rate Mortgage Loans (“ARMs”): Loans in a mortgage pool which provide for a fixed initial mortgage interest rate for a specified period of time, after which the rate may be subject to periodic adjustments.	Mortgage-Related Securities
Asset-Backed Securities: Securities secured by company receivables, home equity loans, truck and auto loans, leases, credit card receivables and other securities backed by other types of receivables or other assets.	Asset-Backed Securities
Auction Rate Securities: Auction rate municipal securities and auction rate preferred securities issued by closed-end investment companies.	Auction Rate Securities
Bank Obligations: Bankers’ acceptances, certificates of deposit and time deposits. Bankers’ acceptances are bills of exchange or time drafts drawn on and accepted by a commercial bank. Maturities are generally six months or less. Certificates of deposit and time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds.	Bank Obligations
Borrowings: The Fund may borrow for temporary purposes and/or for investment purposes. Such a practice will result in leveraging of the Fund’s assets and may cause the Fund to liquidate portfolio positions when it would not be advantageous to do so. The Fund must maintain continuous asset coverage of 300% of the amount borrowed, with the exception for borrowings not in excess of 5% of the Fund’s total assets made for temporary administrative purposes	Miscellaneous Investment Strategies and Risks
Brady Bonds: Securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for enw bonds in connection with debt restructurings.	Foreign Investments (including Foreign Currencies)
Call and Put Options: A call option gives the buyer the right to buy, and obligates the seller of the option to sell, a security at a specified price at a future date. A put option gives the buyer the right to sell, and obligates the seller of the option to buy, a security at a specified price at a future date. The Fund will sell only covered call and secured put options.	Options and Futures Transactions
Commercial Paper: Secured and unsecured short-term promissory notes issued by corporations and other entities. Maturities generally vary from a few days to nine months.	Commercial Paper
Common Stock: Shares of ownership of a company	Equity Securities, Warrants and Rights
Common Stock Warrants and Rights: Securities, typically issued with preferred stock or bonds, that give the holder the right to buy a proportionate amount of common stock at a specified price	Equity Securities, Warrants and Rights
Convertible Securities: Bonds or preferred stock that can convert to common stock.	Convertible Securities
Corporate Debt Securities: May include bonds and other debt securities of domestic and foreign issuers, including obligations of industrial, utility, banking and other corporate issuers.	Debt Instruments

Part I - 4

Instrument	Part II Section Reference
Credit Default Swaps (“CDSs”): A swap agreement between two parties pursuant to which one party pays the other a fixed periodic coupon for the specified life of the agreement. The other party makes no payment unless a credit event, relating to a predetermined reference asset, occurs. If such an event occurs, the party will then make a payment to the first party, and the swap will terminate.	Swaps and Related Swap Products
Custodial Receipts: The Fund may acquire securities in the form of custodial receipts that evidence ownership of future interest payments, principal payments or both on certain U.S. Treasury notes or bonds in connection with programs sponsored by banks and brokerage firms. These are not considered to be U.S. government securities. These notes and bonds are held in custody by a bank on behalf of the owners of the receipts.	Custodial Receipts
Demand Features: Securities that are subject to puts and standby commitments to purchase the securities at a fixed price (usually with accrued interest) within a fixed period of time following demand by the Fund.	Demand Features
Emerging Market Securities: Securities issued by issuers or governments in countries with emerging economies or securities marets which may be undergoing significant evelution and rapid development.	Foreign Investments (including Foreign Currencies)
Exchange Traded Funds(“ETFs”): Ownership interest in unit investment trusts, depositary receipts, and other pooled investment vehicles that hold a portfolio of securities or stocks designed to track the price performance and dividend yield of a particular broad-based, sector or international index. ETFs include a wide range of investments such as iShares, Standard & Poor’s Depositary Receipts (“SPDRs”) and NASDAQ 100s.	Investment Company Securities and Exchange Traded Funds
Foreign Currency Transactions: Strategies used to hedge against currency risks, for other risk management purposes or to increase income or gain to the Fund. These strategies may consist of use of any of the folling: options on currencies, currency futures, options on such futures, forward foreign currency transactions (including non-deliverable forwards (“NDFs”)), forward rate agreements and currency swaps, caps and floors. The Fund may engage in such transactions in both U.S. and non-U.S. markets.	Foreign Investments (including Foreign Currencies)
Foreign Investments: Equity and debt securities (e.g., bonds and commercial paper) of foreign entities and obligations of foreign branches of U.S. banks and foreign banks. Foreign securities may also include American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), European Depositary Receipts (“EDRs”) and American Depositary Securities.	Foreign Investments (including Foreign Currencies)
High Yield/High Risk Securities/Junk Bonds: Securities that are generally rated below investment grade by the primary rating agencies or are unrated but deemed by the Fund’s adviser to be of comparable quality.	Debt Instruments
Inflation-Linked Debt Securities: Includes fixed and floating rate debt securities of varying maturities issued by the U.S. government as well as securities issued by other entities such as corporations, foreign governments and foreign issuers.	Debt Instruments
Interfund Lending: Involves lending money and borrowing money for temporary purposes through a credit facility.	Miscellaneous Investment Strategies and Risks
Inverse Floating Rate Instruments: Leveraged variable debt instruments with interest rates that reset in the opposite direction from the market rate of interest to which the inverse floater is indexed.	Inverse Floaters and Interest Rate Caps

Part I - 5

Instrument	Part II Section Reference
Investment Company Securities: Shares of other investment companies, including money market funds for which the adviser and/or its affiliates serve as investment adviser or administrator. The adviser will waive certain fees when investing in funds for which it serves as investment adviser, to the extent required by law.	Investment Company Securities and Exchange Traded Funds
Loan Assignments and Participations: Assignments of, or participations in, all or a portion of loans to corporations or to governments, including governments of less developed countries.	Loans
Mortgages (Directly Held): Debt instruments secured by real property.	Mortgage-Related Securities
Mortgage-Backed Securities: Debt obligations secured by real estate loans and pools of loans such as collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities (“CMBSs”) and other asset-backed structures.	Mortgage-Related Securities
Mortgage Dollar Rolls: A transaction in which the Fund sells securities for delivery in a current month and simultaneously contracts with the same party to repurchase similar but not identical securities on a specified future date.	Mortgage-Related Securities
Municipal Securities: Securities issued by a state or political subdivision to obtain funds for various public purposes. Municipal securities include, among others, private activity bonds and industrial development bonds, as well as general obligation notes, tax anticipation notes, bond anticipation notes, revenue anticipation notes, other short-term tax-exempt obligations, municipal leases, obligations of municipal housing authorities and single-family revenue bonds.	Municipal Securities
New Financial Products: New options and futures contracts and other financial products continue to be developed and the Fund may invest in such options, contracts and products.	Miscellaneous Investment Strategies and Risks
Obligations of Supranational Agencies: Obligations which are chartered to promote economic development and are supported by various governmentss and governmental agencies.	Foreign Investments (including Foreign Currencies)
Options and Futures Transactions: The Fund may purchase and sell (a) exchange traded and over the counter put and call options on securities, indexes of securities and futures contracts on securities, indexes of securities, interest rate futures contracts and interest rate swaps and (b) futures contracts on securities and indexes of securities.	Options and Futures Transactions
Preferred Stock: A class of stock that generally pays a dividend at a specified rate and has preference over common stock in the payment of dividends and in liquidation.	Equity Securities, Warrants and Rights
Private Placements, Restricted Securities and Other Unregistered Securities: Securities not registered under the Securities Act of 1933, such as privately placed commercial paper and Rule 144A securities.	Miscellaneous Investment Strategies and Risks
Real Estate Investment Trusts (“REITs”): Pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interest.	Real Estate Investment Trusts
Repurchase Agreements: The purchase of a security and the simultaneous commitment to return the security to the seller at an agreed upon price on an agreed upon date. This is treated as a loan.	Repurchase Agreements
Reverse Repurchase Agreements: The sale of a security and the simultaneous commitment to buy the security back at an agreed upon price on an agreed upon date. This is treated as a borrowing by the Fund.	Reverse Repurchase Agreements

Part I - 6

Instrument	Part II Section Reference
Securities Issued in Connection with Reorganizations and Corporate Restructurings: In connection with reorganizing or restructuring of an issuer, an issuer may issue common stock or other securities to holders of its debt securities.	Miscellaneous Investment Strategies and Risks
Short Selling: The Fund sells a security it does not own in anticipation of a decline in the market value of the security. To complete the transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is obligated to replace the security borrowed by purchasing it subsequently at the market price at the time of replacement.	Short Selling
Short-Term Funding Agreements: Agreements issued by banks and highly rated U.S. insurance companies such as Guaranteed Investment Contracts (“GICs”) and Bank Investment Contracts (“BICs”).	Short-Term Funding Agreements
Sovereign Obligations: Investments in debt obligations issued or guaranteed by a foreign sovereign government, or its agencies, authorities or political subdivisions.	Foreign Investments (including Foreign Currencies)
Stripped Mortgage-Backed Securities: Derivative multi-class mortgage securities which are usually structured with two classes of shares that receive different proportions of the interest and principal from a pool of mortgage assets. These include Interest-Only (“IO”) and Principal-Only (“PO”) securities issued outside a Real Estate Mortgage Investment Conduit (“REMIC”) or CMO structure.	Mortgage-Related Securities
Structured Investments: A security having a return tied to an underlying index or other security or asset class. Structured investments generally are individually negotiated agreements and may be traded over-the-counter. Structured investments are organized and operated to restructure the investment characteristics of the underlying security.	Structured Investments
Swaps and Related Swap Products: Swaps involve an exchange of obligations by two parties. Caps and floors entitle a purchaser to a principal amount from the seller of the cap or floor to the extent that a specified index exceeds or falls below a predetermined interest rate or amount. The Fund may enter into these transactions to manage its exposure to changing interest rates and other factors.	Swaps and Related Swap Products
Synthetic Variable Rate Instruments: Instruments that generally involve the deposit of a long-term tax exempt bond in a custody or trust arrangement and the creation of a mechanism to adjust the long-term interest rate on the bond to a variable short-term rate and a right (subject to certain conditions) on the part of the purchaser to tender it periodically to a third party at par.	Swaps and Related Swap Products
Temporary Defensive Positions: To respond to unusual circumstances the Fund may invest in cash and cash equivalents for temporary defensive purposes	Miscellaneous Investment Strategies and Risks
Treasury Receipts: The Fund may purchase intersts in separately traded interest and principal component parts of U.S. Treasury obligations that are issued by banks or brokerage firms and that are created by depositing U.S. Treasury notes and U.S. Treaury bonds into a special account at a custodian bank. Receipts inlcude Treasury Receipts (“TR”), Treasury Investment Growth Receipts (“TIGRs”), and Certificats of Accrual on Treasury Securities (“CATS”).	Treasury Receipts
Trust Preferreds: Securities with characteristics of both subordinated debt and preferred stock. Trust preferreds are generally long term securities that make periodic fixed or variable interest payments.	Trust Preferreds

Part I - 7

Instrument	Part II Section Reference
U.S. Government Agency Securities: Securities issued by agencies and instrumentalities of the U.S. government. These include all types of securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“Freddie Mac”), including funding notes, subordinated benchmark notes, CMOs and REMICs.	Mortgage-Related Securities
U.S. Government Obligations: May include direct obligations of the U.S. Treasury, including Treasury bills, notes and bonds, all of which are backed as to principal and interest payments by the full faith and credit of the United States, and separately traded principal and interest component parts of such obligations that are transferable through the Federal book-entry system known as Separate Trading of Registered Interest and Principal of Securities (“STRIPS”) and Coupons Under Book-Entry Safekeeping (“CUBES”).	U.S. Government Obligations
Variable and Floating Rate Instruments: Obligations with interest rates which are reset daily, weekly, quarterly or some other frequency and which may be payable to the Fund on demand or at the expiration of a specified term.	Debt Instruments
When-Issued Securities, Delayed Delivery Securities and Forward Commitments: Purchase or contract to purchase securities at a fixed price for delivery at a future date.	When-Issued Securities, Delayed Delivery Securities and Forward Commitments
Zero-Coupon, Pay-in-Kind and Deferred Payment Securities: Zero-coupon securities are securities that are sold at a discount to par value and on which interest payments are not made during the life of the security. Pay-in-kind securities are securities that have interest payable by delivery of additional securities. Deferred payment securities are zero-coupon debt securities which convert on a specified date to interest bearing debt securities.	Debt Instruments

DIVERSIFICATION

JPMT I is a registered management investment company and the Fund is a diversified series of JPMT I. For a more complete discussion, see the “Diversification” section in Part II of this SAI.

PORTFOLIO TURNOVER

A portfolio turnover rate is, in summary, the percentage computed by dividing the lesser of the Fund’s purchases or sales of securities (excluding short-term securities) by the average market value of the Fund. The Adviser intends to manage the Fund’s assets by buying and selling securities to help attain its investment objective. A rate of 100% indicates that the equivalent of all of the Fund’s assets have been sold and reinvested in a year. High portfolio turnover may affect the amount, timing and character of distributions, and, as a result, may increase the amount of taxes payable by shareholders. Higher portfolio turnover also results in higher transaction costs. To the extent that net short-term capital gains are realized by the Fund, any distributions resulting from such gains are considered ordinary income for federal income tax purposes. For a more complete discussion, see the “Distributions and Tax Matters” section in Part II of this SAI.

Part I - 8

The tables below sets forth the Fund’s portfolio turnover rates for the last two fiscal years.

	Fiscal Year Ended
	2/28/11	2/29/12
Tax Aware Income Opportunities Fund*	N/A	293

*	The Fund commenced operations on 3/1/11, so there is no portfolio turnover rate for the fiscal year ended 2/28/11.

The Fund’s portfolio turnover rate for its fiscal year ended February 28, 2011 only related to a partial fiscal year. In addition, during its fiscal year ended February 29, 2012, the Fund increased purchases of securities with shorter maturities to manage its cash position.

TRUSTEES

Standing Committees

There are four standing committees of the Board of Trustees: the Audit and Valuation Committee, the Compliance Committee, the Governance Committee and the Investments Committee.

During the fiscal year ended February 29, 2012, the Audit and Valuation Committee met four times, the Compliance Committee met four times, the Governance Committee met four times, and each Investment Sub-Committee met five times. For a more complete discussion, see the “Trustees” section in Part II of this SAI.

Ownership of Securities

The following table shows the dollar range of each Trustee’s beneficial ownership as of December 31, 2011, in the Fund and each Trustee’s aggregate dollar range of ownership in any Fund that the Trustee oversees in the Family of Investment Companies.

Name of Trustee	Ownership of the Tax Aware Income Opportunities Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by the Trustee in Family of Investment Companies(1),(2)
Independent Trustees
John F. Finn	None	Over $100,000
Dr. Matthew Goldstein	None	Over $100,000
Robert J. Higgins	None	Over $100,000
Peter C. Marshall	None	Over $100,000
Mary E. Martinez(3)	None	None
Marilyn McCoy	None	Over $100,000
Mitchell M. Merin(3)	None	None
William G. Morton, Jr.	None	Over $100,000
Dr. Robert A. Oden, Jr.	None	Over $100,000
Marian U. Pardo(4)	None	None
Frederick W. Ruebeck	None	Over $100,000
James J. Schonbachler	None	Over $100,000

Part I - 9

Name of Trustee	Ownership of the Tax Aware Income Opportunities Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by the Trustee in Family of Investment Companies(1),(2)
Interested Trustee Not Affiliated with The Adviser
Frankie D. Hughes	None	Over $100,000

(1)	A Family of Investment Companies means any two or more registered investment companies that share the same investment adviser or principal underwriter and hold themselves out to investors as related companies for purposes of investment and investor services. The Family of Investment Companies for which the Board of Trustees currently serves includes eleven registered investment companies (170 Funds) including JPMMFG which liquidated November 29, 2012 and is in the process of winding up its affairs.
(2)	For Ms. McCoy and Messrs. Finn, Higgins, Marshall, Oden, and Ruebeck, these amounts include deferred compensation balances, as of December 31, 2011, through participation in the J.P. Morgan Fund’s Deferred Compensation Plan for Eligible Trustees. For a more complete discussion, see the “Trustee Compensation” section in Part II of this SAI.
(3)	Ms. Martinez and Mr. Merin became members of the Board of Trustees effective January 1, 2013.
(4)	Ms. Pardo will become a member of the Board of Trustees effective February 1, 2013.

As of December 31, 2011, none of the independent Trustees or their immediate family members owned securities of the Adviser or JPMDS or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Adviser or JPMDS.

Trustee Compensation

Prior to January 2013, the Funds of the J.P. Morgan Funds Complex overseen by the Trustees paid each Trustee an annual fee of $275,000 and reimbursed each Trustee for expenses incurred in connection with service as a Trustee. Beginning January 1, 2013, the Funds of the J.P. Morgan Funds Complex overseen by the Trustees will pay each Trustee an annual fee of $315,000 and reimburse each Trustee for expenses incurred in connection with service as a Trustee. In addition, the Funds pay the Chairman $225,000, the Vice Chairman $75,000 and from December 1, 2011 through February 29, 2012, the assistant to the Audit and Valuation Committee Chairman $6,250. The Chairman and Vice Chairman receive no additional compensation for service as committee or sub-committee chairmen. Committee chairs and sub-committee chairs who are not already receiving an additional fee are each paid $50,000. The Trustees may hold various other directorships unrelated to the J.P. Morgan Funds Complex. The J.P. Morgan Funds bore expenses related to administrative and staffing services provided to the former Chairman, in lieu of establishing an office of the former Chairman, in the amount of $6,000 per month.

Trustee aggregate compensation paid by the Fund and the J.P. Morgan Funds Complex for the calendar year ended December 31, 2011, is set forth below:

Aggregate Trustee Compensation Paid by the Fund

Name of Trustee	JPMorgan Tax Aware Income Opportunities Fund	Total Compensation paid from the Funds Complex(1)(9)
Independent Trustees
John F. Finn	$33	$275,000	(4)
Dr. Matthew Goldstein	39	325,000
Robert J. Higgins	39	325,000	(5)
Peter C. Marshall	43	350,000
Mary E. Martinez(2)	None	None
Marilyn McCoy	39	325,000
Mitchell M. Merin(2)	None	None
William G. Morton, Jr.	33	275,000
Dr. Robert A. Oden, Jr.	33	275,000	(6)
Marian U. Pardo(3)	None	None
Frederick W. Ruebeck	39	325,000	(7)
James J. Schonbachler	34	277,083	(8)

Interested Trustee Not Affiliated With The Adviser
Frankie D. Hughes	33	275,000

(1)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees currently serves includes eleven registered investment companies (170 Funds) including JPMMFG which liquidated November 29, 2012 and is in the process of winding up its affairs.

Part I - 10

(2)	Ms. Martinez and Mr. Merin became members of the Board of Trustees effective January 1, 2013.
(3)	Ms. Pardo will become a member of the Board of Trustees effective February 1, 2013.
(4)	Includes $275,000 of Deferred Compensation.
(5)	Includes $325,000 of Deferred Compensation.
(6)	Includes $82,500 of Deferred Compensation.
(7)	Includes $130,000 of Deferred Compensation.
(8)	Includes $2,083 of compensation related to Mr. Schonbachler’s duties as assistant to the Audit and Valuation Committee Chairman.
(9)	William J. Armstrong, Fergus Reid III, and Leonard M. Spalding, Jr. retired as Trustees of the Trusts effective December 31, 2012. For the period specified in the table above, the former trustees were paid the following total compensation from the J.P. Morgan Funds Complex.

Name of Former Trustee	Total Compensation Paid from Fund Complex	Amount of Deferred Compensation Included in Total
William J. Armstrong	$325,000	None
Fergus Reid, III	$500,000	Includes $100,000 of Deferred Compensation
Leonard M. Spalding, Jr.	$325,000	Includes $325,000 of Deferred Compensation

INVESTMENT ADVISER

Investment Advisory Fees

During the fiscal years indicated, the Fund paid the following investment advisory fees to JPMIM, and JPMIM waived investment advisory fees as follows (the amount waived is in parentheses), (amounts in thousands)

	Fiscal Year Ended
	2/28/10		2/28/11		2/29/12
	Paid	Waived	Paid	Waived	Paid	Waived
Tax Aware Income Opportunities Fund*	N/A	N/A	N/A	N/A	$108	($263)

*	The Fund commenced operations on 3/1/11, therefore, the Fund did not pay any investment advisory fees for the fiscal year ended 2/28/10 or 2/28/11.

For more information about the investment adviser, see the “Investment Advisers and Sub-Advisers” section in Part II of this SAI.

PORTFOLIO MANAGERS

Portfolio Managers’ Other Accounts Managed

The following table shows information regarding all of the other accounts managed by each portfolio manager as of February 29, 2012:

	Non-Performance Based Fee Advisory Accounts
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Tax Aware Income Opportunities Fund
William Eigen	4	$13,608,881	0	$0	0	$0
Richard Taormina	6	8,692,089	0	0	7	90,752
Jennifer Tabak	3	1,020,599	0	0	0	0
Nicholas Rabiecki	6	24,911,881	0	0	0	0

Part I - 11

The following table shows information on the other accounts managed by each portfolio manager that have advisory fees wholly or partly based on performance as of February 29, 2012:

	Performance Based Fee Advisory Accounts
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Tax Aware Income Opportunities Fund
William Eigen	0	$0	4	$5,507,779	1	$36,494
Richard Taormina	0	0	0	0	0	0
Jennifer Tabak	0	0	0	0	0	0
Nicholas Rabiecki	0	0	0	0	0	0

Portfolio Managers — Ownership of Securities

The following table indicates the dollar range of shares beneficially of the Fund owned by each portfolio manager, as of February 29, 2012.

Aggregate Dollar Range of Securities in the Fund
	None	$1-$10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001 - $1,000,000	Over $1,000,000
Tax Aware Income Opportunities Fund
William Eigen	X
Richard Taormina		X
Jennifer Tabak	X
Nicholas Rabiecki	X

For a more complete discussion of the portfolio managers’ compensation, see the “Portfolio Manager Compensation” section in Part II of this SAI.

ADMINISTRATOR

Administrator Fees

The table below sets forth the administration and administrative services fees paid by the Fund to JPMorgan Funds Management, Inc. (the amounts waived are in parentheses) as of the fiscal years indicated (amounts in thousands).

	Fiscal Year Ended
	2/28/10		2/28/11		2/29/12
	Paid	Waived	Paid	Waived	Paid	Waived
Tax Aware Income Opportunities Fund*	N/A	N/A	N/A	N/A	$29	($53)

*	The Fund commenced operations on 3/1/11, therefore, the Fund did not pay any administrative fees for the fiscal years ended 2/28/10 or 2/28/11.

For more information about the Administrator, see the “Administrator” section in Part II of this SAI.

Part I - 12

DISTRIBUTOR

Compensation Paid to JPMDS

The following table describes the compensation paid by the Fund to the principal underwriter, JPMDS, for the fiscal year ended February 29, 2012 (amounts have been rounded up to the whole number).

	Total Underwriting Discounts and Commissions	Compensation on Redemptions and Repurchases	Brokerage Commissions	Other Compensation*
Tax Aware Income Opportunities Fund	$2,217	$6,793	$—	$169,686

*	Fees paid by the Fund pursuant to Rule 12b-1 are provided in “Distribution Fees” section below.

The table below sets forth the aggregate amount of underwriting commissions retained by JPMDS from the Fund with respect to the fiscal years indicated.

	Fiscal Year Ended 2/28/10	Fiscal Year Ended 2/28/11	Fiscal Year Ended 2/29/12
Tax Aware Income Opportunities Fund*	N/A	N/A	$2,217

*	The Fund commenced operations on 3/1/11, therefore, the Fund did not pay any underwriting commissions for the fiscal years ended 2/28/10 or 2/28/11.

For more information on JPMDS, see the “Distributor” section in Part II of this SAI.

Distribution Fees

The table below sets forth the Rule 12b-1 fees that the Fund paid to JPMDS (waived amounts are in parentheses) with respect to the fiscal years indicated (amounts in thousands).

	Fiscal Year Ended
	2/28/10		2/28/11		2/29/12
Tax Aware Income Opportunities Fund*
Class A	N/A	N/A	N/A	N/A	$103	$—
Class C	N/A	N/A	N/A	N/A	67	—

*	The Fund commenced operations on 3/1/11, therefore, the Fund did not pay any distribution fees for the fiscal years ended 2/28/10 or 2/28/11.

For a more complete discussion of the Distribution Plan, see the “Distribution Plan” section in Part II of this SAI.

Part I - 13

SHAREHOLDER SERVICING

Shareholder Services Fees

Under the Shareholder Servicing Agreement, the Fund has agreed to pay JPMDS, for providing shareholder services and other related services, a fee at the following annual rates (expressed as a percentage of the average daily net assets of Fund shares owned by or for shareholders):

Select Class, Class A, and Class C	0.25%

The table below sets forth the fees paid to JPMDS (the amounts waived are in parentheses) for the fiscal years indicated (amounts in thousands).

	Fiscal Year Ended
	2/28/10		2/28/11		2/29/12
Tax Aware Income Opportunities Fund*
Class A	N/A	N/A	N/A	N/A	$—	($103)
Class C	N/A	N/A	N/A	N/A	13	(9)
Select Class	N/A	N/A	N/A	N/A	65	(42)

*	The Fund commenced operations on 3/1/11, therefore, the Fund did not pay any shareholder servicing fees for the fiscal years ended 2/28/10 or 2/28/11.

For more information concerning shareholder servicing, see the “Shareholder Servicing” section in Part II of this SAI.

BROKERAGE AND RESEARCH SERVICES

Brokerage Commissions

The Fund paid the following brokerage commissions for the fiscal years indicated (amounts in thousands):

	Fiscal Year Ended
Fund	2/28/10	2/28/11	2/29/12
Tax Aware Income Opportunities Fund*
Total Brokerage Commissions	N/A	N/A	$5
Brokerage Commissions to Affiliated Broker-Dealers	N/A	N/A	—

*	The Fund commenced operations on 3/1/11, therefore, the Fund did not pay any brokerage commissions for the fiscal years ended 2/28/10 or 2/28/11.

For more information concerning brokerage, see the “Portfolio Transactions” section in Part II of this SAI.

Broker Research

For the fiscal year ended February 29, 2012, JPMIM allocated brokerage commissions of approximately $0.00 to brokers who provided broker research for the Fund.

Part I - 14

Securities of Regular Broker-Dealers

As of February 29, 2012, the following Fund owned securities of its regular broker-dealers (or parents).

	Name of Broker-Dealer	Value of Securities Owned (000s)
Tax Aware Income Opportunities Fund	Banc of America Securities LLC	$133

For a more complete discussion, see the “Portfolio Transactions” section in Part II of this SAI.

FINANCIAL INTERMEDIARY

Other Cash Compensation Payments

During the year ended February 29, 2012, JPMIM and SC-R&M paid approximately $128,410,351 and $147,004, respectively for all of the J.P. Morgan Funds pursuant to their other cash compensation arrangements. For a more complete discussion, see the “Additional Compensation to Financial Intermediaries” section in Part II of this SAI.

Finders’ Fee Commissions

Financial Intermediaries who sell $1 million or more of Class A Shares in the aggregate of the J.P. Morgan Equity Funds, the J.P. Morgan Specialty Funds, the J.P. Morgan International Funds, the J.P. Morgan Investor Funds, the JPMorgan SmartRetirement Funds, the JPMorgan SmartAllocation Funds and the J.P. Morgan Income Funds (collectively “Qualifying Funds”) may receive finders’ fees.

With respect to the Fund, such fees are paid in accordance with the following schedule:

Amount of Purchases	Finder’s Fees
$1,000,000 – $3,999,999*	0.75%
$4,000,000 – $49,999,999	0.50%
$50,000,000 or more	0.25%

*	If the total sale of Class A Shares of Qualifying Funds is $1,000,000 or more but the amount of the sale applicable to the Fund is less than $1,000,000, the Financial Intermediary will receive a Finder’s Fee equal to 0.75% of the sale of the Class A Shares of the Fund. The Finder’s Fee Schedule for sales for other Qualifying Funds can be found in the Statement of Additional Information for such Qualifying Funds.

The Distributor may also pay Financial Intermediaries a commission of up to 0.75% of gross sales on sales of Class A Shares to certain defined contribution plans. If such defined contribution plan redeems all of the shares that it owns on behalf of participants within 12 months of the purchase date, then the Financial Intermediaries that have received these commissions will be required to reimburse the Distributor up to 0.75% of the lower of the cost of the shares being redeemed or their NAV at the time of redemption. JPMDS reserves the right to alter or change the finder’s fee policy on these plans at any time at its own discretion. If a plan redeems all of the shares for which a finder’s fee has been paid within 12 months of the purchase date, JPMDS will reclaim the finder’s fee paid to the Financial Intermediary rather than charge a CDSC to the plan.

Part I - 15

Finders’ Fees Paid by Distributor.

For the fiscal year ended February 29, 2012, JPMDS paid approximately $10,985,252 in finder’s fees for all J.P. Morgan Funds. For a more complete discussion, see “Additional Compensation to Financial Intermediaries” section in Part II of this SAI.

TAX MATTERS

The Fund intends to minimize the payment of taxable income to shareholders by investing in tax-exempt or municipal securities in reliance at the time of purchase on an opinion of bond counsel to the issuer that the interest paid on those securities will be excludable from gross income for Federal income tax purposes. Such securities, however, may be determined to pay, or have paid, taxable income subsequent to the Fund’s acquisition of the securities. In that event, the Internal Revenue Service may demand that the Fund pay Federal income taxes on the affected interest income, and, if the Fund agrees to do so, the Fund’s yield could be adversely affected. In addition, the treatment of dividends previously paid or to be paid by the Fund as “exempt interest dividends” could be adversely affected, subjecting the Fund’s shareholders to increased Federal income tax liabilities. In addition, future laws, regulations, rulings or court decisions may cause interest on municipal securities to be subject, directly or indirectly, to Federal income taxation or interest on state municipal securities to be subject to state or local income taxation, or the value of state municipal securities to be subject to state or local intangible personal property tax, or may otherwise prevent the Fund from realizing the full current benefit of the tax-exempt status of such securities. Any such change could also affect the market price of such securities, and thus the value of an investment in the Fund.

Capital Loss Carryforwards

For Federal income tax purposes, the Fund did not have any capital loss carryforwards for the fiscal year ended February 29, 2012. For more information on tax matters, see the “Distributions and Tax Matters” section in Part II of this SAI.

PORTFOLIO HOLDINGS DISCLOSURE

A list of the entities that will receive the Fund’s portfolio holdings information, the frequency with which it will be provided to them and the length of the lag between the date of the information and the date it is disclosed is provided below:

Vickers Stock Research Corp.	Monthly	30 days after month end
MorningStar Inc.	Monthly	30 days after month end
Lipper, Inc.	Monthly	30 days after month end
Thomson Financial	Monthly	30 days after month end
Bloomberg LP	Monthly	30 days after month end
JPMorgan Chase & Co.	Monthly	30 days after month end
The McGraw-Hill Companies, Inc.—Standard & Poor's	Monthly	30 days after month end
FactSet	Monthly	30 days after month end

For a more complete discussion, see the “Portfolio Holdings Disclosure” section in Part II of this SAI.

Part I - 16

SHARE OWNERSHIP

Trustees and Officers

As of August 31, 2012, the officers and Trustees, as a group, owned less than 1% of the shares of any class of the Fund.

Principal Holders

As of August 31, 2012, the persons owned of record, or were known by the Trust to own beneficially, 5% or more of the outstanding shares of any class of the Fund included in this SAI are shown in Attachment I-A, Principal Shareholders.

FINANCIAL STATEMENTS

The Financial Statements of the Fund is incorporated by reference into this SAI. The Financial Statements for the fiscal year ended February 29, 2012 have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm to the Trust, as indicated in their reports with respect thereto, and are incorporated herein by reference in reliance upon the authority of said firm as experts in accounting and auditing in giving said reports. These Financial Statements are available without charge upon request by calling J.P. Morgan Funds Services at 1-800-480-4111.

Part I - 17

Attachment I-A

PRINCIPAL SHAREHOLDERS

Persons owning 25% or more of the outstanding shares of the Fund may be presumed to “control” (as that term is defined in the 1940 Act) the Fund. As a result, those persons may have the ability to control the oustcome on any matter requiring the approval of shareholders of the Fund.

Share Class	Owner and Address	Percentage Held
CLASS A SHARES	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	8.84%

	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA TWO FL 3 JERSEY CITY NJ 07311	25.50%

	UBS WM USA OMNI ACCOUNT M/F ATTN DEPARTMENT MANAGER 499 WASHINGTON BLVD FL 9 JERSEY CITY NJ 07310-2055	54.47%

CLASS C SHARES	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103-2523	11.68%

	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	14.66%

	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA TWO FL 3 JERSEY CITY NJ 07311	34.85%

	UBS WM USA OMNI ACCOUNT M/F ATTN DEPARTMENT MANAGER 499 WASHINGTON BLVD FL 9 JERSEY CITY NJ 07310-2055	22.44%

Part I - 18

SELECT CLASS SHARES	JP MORGAN INVESTMENT MGMT* ATTN CLIENT SERVICES 1111 POLARIS PKWY COLUMBUS OH 43240-2031	11.28%

	LPL FINANCIAL 9785 TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968	50.25%

	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	7.26%

*	The shareholder of record is a subsidiary or affiliate of JPMorgan Chase & Co. (a “JPMorgan Affiliate”). Typically, the shares are held for the benefit of underlying accounts for which the JPMorgan Affiliate may have voting or investment power. To the extent that JPMorgan Affiliates own 25% or more of a class of shares of the Fund, JPMorgan Chase & Co. may be deemed to be a “controlling person” of such shares under the 1940 Act.

Part I - 19

J.P. Morgan Funds

STATEMENT OF ADDITIONAL INFORMATION

PART I

November 1, 2012, as supplemented January 23, 2013

JPMORGAN TRUST I (“JPMT I”)

Fund Name	A	C	Select	Institutional	R2
JPMorgan SmartRetirement® Income Fund	JSRAX	JSRCX	JSRSX	JSIIX	JSIZX
JPMorgan SmartRetirement® 2010 Fund	JSWAX	JSWCX	JSWSX	JSWIX	JSWZX
JPMorgan SmartRetirement® 2015 Fund	JSFAX	JSFCX	JSFSX	JSFIX	JSFZX
JPMorgan SmartRetirement® 2020 Fund	JTTAX	JTTCX	JTTSX	JTTIX	JTTZX
JPMorgan SmartRetirement® 2025 Fund	JNSAX	JNSCX	JNSSX	JNSIX	JNSZX
JPMorgan SmartRetirement® 2030 Fund	JSMAX	JSMCX	JSMSX	JSMIX	JSMZX
JPMorgan SmartRetirement® 2035 Fund	SRJAX	SRICX	SRJSX	SRJIX	SRJZX
JPMorgan SmartRetirement® 2040 Fund	SMTAX	SMTCX	SMTSX	SMTIX	SMTZX
JPMorgan SmartRetirement® 2045 Fund	JSAAX	JSACX	JSASX	JSAIX	JSAZX
JPMorgan SmartRetirement® 2050 Fund	JTSAX	JTSCX	JTSSX	JTSIX	JTSZX
JPMorgan SmartRetirement® 2055 Fund	JFFAX	JFFCX	JFFSX	JFFIX	JFFRX

(each a “Fund” and collectively, the “Funds”)

This Statement of Additional Information (“SAI”) is not a prospectus but contains additional information which should be read in conjunction with the prospectuses for the Funds, dated November 1, 2012, as supplemented from time to time (the “Prospectuses”). Additionally, this SAI incorporates by reference the financial statements dated June 30, 2012 included in the annual Shareholder Reports relating to the Funds (the “Financial Statements”). The Prospectuses and the Financial Statements, including the Independent Registered Public Accounting Firm’s Reports, are available without charge upon request by contacting JPMorgan Distribution Services, Inc. (“JPMDS” or the “Distributor”), the Funds’ distributor, at 460 Polaris Parkway, Westerville, Ohio 43082.

This SAI is divided into two Parts – Part I and Part II. Part I of this SAI contains information that is particular to each Fund. Part II of this SAI contains information that generally applies to the Funds and other J.P. Morgan Funds. For more information about the Funds or the Financial Statements, simply write or call:

J.P. Morgan Funds Services

P.O. Box 8528

Boston, MA 02266-8528

1-800-480-4111

SAI-SR-113

PART I

PLEASE SEE PART II OF THIS SAI FOR ITS TABLE OF CONTENTS

GENERAL

The Trust and the Funds

The Funds are series of JPMorgan Trust I (“JPMT I”), an open-end, management investment company formed as a statutory trust under the laws of the State of Delaware on November 12, 2004, pursuant to a Declaration of Trust dated November 5, 2004, as subsequently amended.

Share Classes

Shares in the Funds of the Trust are generally offered in multiple classes. The following chart shows the share classes offered by each of the Funds as of the date of this SAI:

Fund	Class A	Class C	Select Class	Institutional Class	Class R2
JPMorgan SmartRetirement Income Fund	X	X	X	X	X
JPMorgan SmartRetirement 2010 Fund	X	X	X	X	X
JPMorgan SmartRetirement 2015 Fund	X	X	X	X	X
JPMorgan SmartRetirement 2020 Fund	X	X	X	X	X
JPMorgan SmartRetirement 2025 Fund	X	X	X	X	X
JPMorgan SmartRetirement 2030 Fund	X	X	X	X	X
JPMorgan SmartRetirement 2035 Fund	X	X	X	X	X
JPMorgan SmartRetirement 2040 Fund	X	X	X	X	X
JPMorgan SmartRetirement 2045 Fund	X	X	X	X	X
JPMorgan SmartRetirement 2050 Fund	X	X	X	X	X
JPMorgan SmartRetirement 2055 Fund	X	X	X	X	X

The shares of the Funds are collectively referred to in this SAI as the “Shares.”

Miscellaneous

This SAI describes the financial history, investment strategies and policies, management and operation of each of the Funds in order to enable investors to select the Fund or Funds which best suit their needs.

This SAI provides additional information with respect to the Funds and should be read in conjunction with the relevant Fund’s current Prospectuses. Capitalized terms not otherwise defined herein have the meanings accorded to them in the applicable Prospectus. The Funds’ executive offices are located at 270 Park Avenue, New York, NY 10017.

This SAI is divided into two Parts – Part I and Part II. Part I of this SAI contains information that is particular to each Fund. Part II of this SAI contains information that generally applies to the Funds and other series representing separate investment funds or portfolios of JPMT I, JPMorgan Trust II (“JPMT

Part I - 1

II”), J.P. Morgan Mutual Fund Group (“JPMMFG”), J.P. Morgan Mutual Fund Investment Trust (“JPMMFIT”), and J.P. Morgan Fleming Mutual Fund Group, Inc. (“JPMFMFG”) (each a “J.P. Morgan Fund,” and together with the Funds, the “J.P. Morgan Funds”). Throughout this SAI, JPMT I, JPMT II, JPMMFG, JPMMFIT, and JPMFMFG are each referred to as a “Trust” and collectively, as the “Trusts.” Each Trust’s Board of Trustees, or Board of Directors in the case of JPMFMFG, is referred to herein as the “Board of Trustees” and each trustee or director is referred to as a “Trustee.”

The Funds are advised by J.P. Morgan Investment Management Inc. (“JPMIM”). Certain other of the J.P. Morgan Funds are advised by Security Capital Research & Management Incorporated (“SCR&M”), and/or sub-advised by J.P. Morgan Private Investment Inc. (“JPMPI”), JF International Management Inc. (“JFIMI”) or Highbridge Capital Management, LLC (“HCM”). JPMIM, SCR&M, JPMPI, JFIMI and HCM are also referred to herein as the “Advisers” and, individually, as the “Adviser.” JPMPI, JFIMI and HCM are also referred to herein as the “Sub-Advisers” and, individually, as the “Sub-Adviser.” Effective January 1, 2010, the investment advisory business of JPMorgan Investment Advisors Inc. (“JPMIA”), which was the adviser for certain of the J.P. Morgan Funds, was transferred to JPMIM and JPMIM became the investment adviser for certain other of the J.P. Morgan Funds that were previously advised by JPMIA.

The Funds are “funds of funds” that invest their assets in a combination of J.P. Morgan equity, fixed income and short-term mutual funds (the “Underlying Funds”). In addition, the Funds may invest directly in securities and other financial instruments, including derivatives such as futures and swaps, to gain exposure to or to overweight or underweight allocations among various sectors or markets. The Prospectuses list the Underlying Funds that each Fund may utilize as of the date of the Prospectuses. The Funds may invest in additional Underlying Funds that are not listed in the Prospectuses from time to time in the future so long as a Fund’s investments in any additional Underlying Fund does not exceed 5% of Fund holdings

Investments in the Funds are not deposits or obligations of, or guaranteed or endorsed by, JPMorgan Chase Bank, N.A. (“JPMorgan Chase Bank”), an affiliate of the Adviser, or any other bank. Shares of the Funds are not federally insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other governmental agency. An investment in a Fund is subject to risk that may cause the value of the investment to fluctuate, and when the investment is redeemed, the value may be higher or lower than the amount originally invested by the investor.

INVESTMENT POLICIES

The following investment policies have been adopted by JPMT I with respect to the Funds. The investment policies listed below under the heading “Fundamental Investment Policies” are “fundamental” policies which, under the Investment Company Act of 1940, as amended (the “1940 Act”), may not be changed without the vote of a majority of the outstanding voting securities of a Fund, as such term is defined in “Additional Information” in Part II of this SAI. All other investment policies of the Funds are non-fundamental, unless otherwise designated in the Prospectuses or herein, and may be changed by the Trustees of the Funds without shareholder approval.

Except for the restriction on borrowing set forth in the fundamental investment policy (3) below, the percentage limitations contained in the policies below apply at the time of purchase of the securities. If a percentage or rating restriction on investment or use of assets set forth in a fundamental investment policy or a non-fundamental investment policy or in a Prospectus is adhered to at the time of investment, later changes in percentage resulting from any cause other than actions by a Fund will not be considered a violation. With respect to fundamental investment policy (3), a Fund may borrow from any bank, provided that immediately after any such borrowing there is an asset coverage of at least 300% for all

Part I - 2

borrowings by a Fund and provided further, that in the event that such asset coverage shall at any time fall below 300%, a Fund shall, within three days (not including Sundays and holidays) thereafter or such longer period as the Securities and Exchange Commission (“SEC”) may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowing shall be at least 300%. A Fund may also borrow money or engage in economically similar transactions if those transactions do not constitute “senior securities” under the 1940 Act. Under current pronouncements, certain Fund positions (e.g., reverse repurchase agreements) are excluded from the definition of “senior security” so long as a Fund maintains adequate coverage, through segregation of assets or otherwise. Similarly, a short sale will not be considered a senior security if a Fund takes certain steps contemplated by SEC staff pronouncements, such as ensuring the short sale transaction is adequately covered. If the value of a Fund’s holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Board of Trustees will consider what actions, if any, are appropriate to maintain adequate liquidity.

For purposes of fundamental investment policies regarding industry concentration, the Adviser may classify issuers by industry in accordance with classifications set forth in the Directory of Companies Filing Annual Reports with the SEC or other sources. In the absence of such classification or if the Adviser determines in good faith based on its own information that the economic characteristics affecting a particular issuer make it more appropriate to be considered engaged in a different industry, the Adviser may classify an issuer accordingly. Accordingly, the composition of an industry or group of industries may change from time to time.

Fundamental Investment Policies

1.   The Funds may not underwrite the securities of other issuers except to the extent that a Fund may be deemed to be an underwriter under certain securities laws in the disposition of “restricted securities;”

2.   The Funds may not purchase physical commodities or contracts relating to physical commodities, except as permitted under the 1940 Act, or operate as a commodity pool, in each case as interpreted or modified by regulatory authority having jurisdiction, from time to time;

3.   The Funds may not borrow money, except to the extent permitted by applicable law;

4.   The Funds may make loans to other persons in accordance with the Funds’ investment objectives and policies and to the extent permitted by applicable law;

5.   The Funds may not purchase securities of any issuer if such purchase would not be consistent with the maintenance of the Fund’s status as a diversified company under the 1940 Act, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time;

Part I - 3

6.   The Funds may not purchase the securities of any issuer if, as a result more than 25% of a Fund’s total assets would be invested in securities of one or more issuers whose principal business activities are in the same industry. This policy does not apply to investments in other registered investment companies in the same “group of investment companies” as that term is defined in Section 12(d)(1)(G) of the 1940 Act, securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or repurchase agreements secured thereby, and futures and options transactions issued or guaranteed by the U.S. government or any of its agencies or instrumentalities;

7.   The Funds may not issue senior securities (as defined in the 1940 Act) except with respect to any permissible borrowings; and

8.   The Funds may not purchase or sell real estate; however, each Fund may, to the extent consistent with its investment objective, purchase securities secured by real estate or interests therein or securities issued by companies investing in real estate or interests therein.

Non-Fundamental Investment Policies.

The investment policies described below are non-fundamental policies of the Funds and may be changed by the Trustees of the Funds without shareholder approval. These non-fundamental investment policies provide that the Funds:

1.	May not acquire any illiquid securities, such as repurchase agreements with more than seven days to maturity or fixed time deposits with a duration of over seven calendar days, if as a result thereof, more than 15% of the market value of the Funds’ net assets would be in investments which are illiquid; and

2.	May not purchase or sell interests in oil, gas or mineral leases.

INVESTMENT PRACTICES

Investments in Underlying Funds

The Funds’ investments are concentrated in the Underlying Funds. As a result, each Fund’s net asset value is impacted by the performance and risk of the Underlying Funds. The main risks associated with the Funds’ investments in the Underlying Funds are described in the Prospectuses. The following discussion further summarizes some of the risks associated with the Funds and their investments in the Underlying Funds. For a complete discussion of the investments and risks of the Underlying Funds, including risks associated with the types of securities in which the Underlying Funds invest, please see the Prospectuses and SAI for each of the Underlying Funds, which may be obtained by calling 1-800-480-4111.

Credit Risk. There is risk that issuers and counterparties will not make payments on securities and repurchase agreements held by the Underlying Funds. Such default could result in losses to the Underlying Funds and to the Funds. In addition, the credit quality of securities held by an Underlying Fund may be lowered if an issuer’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of an Underlying Fund. Lower credit quality also may affect liquidity and make it difficult for the Underlying Fund to sell the security. Although U.S. government securities issued directly by the U.S. government are guaranteed by the U.S. Treasury, other U.S. government securities issued by an agency or instrumentality of the U.S. government may not be.

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No assurance can be given that the U.S. government would provide financial support to its agencies or instrumentalities if not required to do so by law.

Derivatives Risk. The Underlying Funds may utilize a variety of derivative instruments for hedging or risk management purposes or as part of their leveraging or investment strategies. Derivatives include options contracts (including options on futures contracts), futures contracts, swap agreements (including credit default swaps) and short sales. Derivatives are subject to a number of risks such as liquidity risk, interest rate risk, credit risk, leveraging risk and management risk. They also involve the risk of mispricing or improper valuation, the risk of ambiguous documentation, and the risk that changes in the value of a derivative may not correlate perfectly with an underlying asset, interest rate or index. Suitable derivative transactions may not be available in all circumstances. There can be no assurance that the Underlying Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial. In addition, some of the Underlying Funds use derivatives to increase income or gain to the Underlying Funds. There is no assurance that such investments will achieve their objective and may result in losses to the Underlying Funds.

The Underlying Funds will be subject to credit risk with respect to the counterparties of the derivative contracts purchased by the Underlying Funds. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract because of financial difficulties, an Underlying Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. Such Underlying Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

Foreign Securities and Emerging Markets Risks. Certain of the Underlying Funds may invest in certain foreign securities. An Underlying Fund’s investments in foreign securities may be adversely affected by changes in political or social conditions, diplomatic relations, confiscatory taxation, expropriation, nationalization, limitation on the removal of funds or assets, or imposition of (or change in) exchange control or tax regulations in those foreign countries. In addition, changes in government administrations or economic or monetary policies in the United States or abroad could result in appreciation or depreciation of portfolio securities and could favorably or unfavorably affect the Underlying Funds’ operations. Furthermore, the economies of individual foreign nations may differ from the U.S. economy, whether favorably or unfavorably, in areas such as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. It may also be more difficult to obtain and enforce a judgment against a foreign issuer. Any foreign investments made by the Underlying Funds must be made in compliance with U.S. and foreign currency restrictions and tax laws restricting the amounts and types of foreign investments.

Generally, investment in securities of foreign issuers involves somewhat different investment risks from those affecting securities of U.S. issuers. There may be limited publicly available information with respect to foreign issuers, and foreign issuers are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to domestic companies. Dividends and interest paid by foreign issuers may be subject to withholding and other foreign taxes which may decrease the net return on foreign investments as compared to dividends and interest paid to an Underlying Fund by domestic companies.

In addition, while the volume of transactions effected on foreign stock exchanges has increased in recent years, in most cases it remains appreciably below that of domestic securities exchanges. Accordingly, an Underlying Fund’s foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities of U.S. companies. Moreover, the settlement periods for foreign securities, which are often longer than those for securities of U.S. issuers, may affect fund liquidity. In buying and selling securities on foreign exchanges, purchasers normally pay fixed

Part I - 5

commissions that are generally higher than the negotiated commissions charged in the United States. In addition, there is generally less government supervision and regulation of securities exchanges, brokers and issuers located in foreign countries than in the United States.

Since investments in foreign securities may involve foreign currencies, the value of an Underlying Fund’s assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, including currency blockage. Certain of the Underlying Funds may enter into forward commitments for the purchase or sale of foreign currencies in connection with the settlement of foreign securities transactions or to manage the Funds’ currency exposure related to foreign investments. Some of the Underlying Funds may use forward commitments for non-hedging purposes such as increasing income or gain to the Fund.

Certain of the Underlying Funds also invest in countries with emerging economies or securities markets. Political and economic structures in many such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries. Certain of such countries may have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the values of the Underlying Funds’ investments in those countries and the availability to an Underlying Fund of additional investments in those countries. The small size and inexperience of the securities markets in certain of such countries and the limited volume of trading in securities in those countries may make the Underlying Funds’ investments in such countries illiquid and more volatile than investments in more developed countries, and an Underlying Fund may be required to establish special custodial or other arrangements before making certain investments in those countries. There may be little financial or accounting information available with respect to issuers located in certain of such countries, and it may be difficult as a result to assess the value or prospects of an investment in such issuers.

Transaction costs in emerging markets may be higher than in the United States and other developed securities markets. As legal systems in emerging markets develop, foreign investors may be adversely affected by new or amended laws and regulations or may not be able to obtain swift and equitable enforcement of existing law.

Foreign Currency Exchange Transactions Risk. Certain of the Underlying Funds may from time to time enter into foreign currency exchange transactions. A forward foreign currency exchange contract is an obligation by the Underlying Funds to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract. Forward foreign currency exchange contracts establish an exchange rate at a future date. These contracts are derivative instruments, as their value derives from the spot exchange rates of the currencies underlying the contract. These contracts are entered into in the interbank market directly between currency traders (usually large commercial banks) and their customers. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of the Funds’ securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

Certain of the Underlying Funds may enter into foreign currency exchange transactions in an attempt to protect against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or anticipated securities transactions. The Underlying Funds may enter into forward foreign currency contracts to increase income and gain. The Underlying Funds may also enter into forward contracts to hedge against a change in foreign currency exchange rates that would cause a decline in the value of existing investments

Part I - 6

denominated or principally traded in a foreign currency. To do this, the Underlying Funds would enter into a forward contract to sell the foreign currency in which the investment is denominated or principally traded in exchange for U.S. dollars or in exchange for another foreign currency.

Although these transactions are intended to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they limit any potential gain that might be realized should the value of the hedged currency increase. In addition, forward contracts that convert a foreign currency into another foreign currency will cause the Underlying Funds to assume the risk of fluctuations in the value of the currency purchased against the hedged currency and the U.S. dollar. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of such securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain.

Non-Deliverable Forwards Risk. Certain of the Underlying Funds may also invest in non-deliverable forwards (“NDFs”). Although NDFs are similar to forward foreign currency exchange contracts (which certain of the Underlying Funds are currently permitted to enter into), NDFs do not require physical delivery of the currency on the settlement date. NDFs are subject to many of the risks associated with derivatives in general and forward currency transactions including risks associated with fluctuation in foreign currency and the risk that the counterparty will fail to fulfill its obligations. The Underlying Funds will typically use NDFs for hedging purposes, but may from time to time, use such instruments to increase income or gain. The use of NDFs for hedging or to increase income or gain may not be successful, resulting in losses to the Underlying Funds, and the cost of such strategies may reduce such Underlying Funds’ returns.

Government Securities Risk. Some of the Underlying Funds invest in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”) or the Federal Home Loan Mortgage Corporation (“Freddie Mac”) securities). Securities issued or guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac are not issued directly by the U.S. government. Ginnie Mae is a wholly-owned U.S. corporation that is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment or principal and interest on its securities. By contrast, securities issued or guaranteed by U.S. government related organizations such as Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. government. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law.

High Yield/High Risk Securities/Junk Bonds Risk. Certain of the Underlying Funds may invest in high yield securities. High yield, high risk bonds are securities that are generally rated below investment grade by the primary rating agencies (BB+ or lower by Standard and Poor’s Corporation (“S&P”) and Ba1 or lower by Moody’s Investor Service Inc. (“Moody’s”). Other terms used to describe such securities include “lower rated bonds,” non-investment grade bonds,” “below investment grade bonds,” and “junk bonds.” These securities are considered to be high-risk investments. The risks include the following:

Greater Risk of Loss. These securities are regarded as predominately speculative. There is a greater risk that issuers of lower rated securities will default than issuers of higher rated securities. Issuers of lower rated securities generally are less creditworthy and may be highly indebted, financially distressed, or bankrupt. These issuers are more vulnerable to real or

Part I - 7

perceived economic changes, political changes or adverse industry developments. In addition, high yield securities are frequently subordinated to the prior payment of senior indebtedness. If an issuer fails to pay principal or interest, a Fund would experience a decrease in income and a decline in the market value of its investments. A Fund may also incur additional expenses in seeking recovery from the issuer.

Sensitivity to Interest Rate and Economic Changes. The income and market value of lower rated securities may fluctuate more than higher rated securities. Non-investment grade securities are more sensitive to short-term corporate, economic and market developments. During periods of economic uncertainty and change, the market price of the investments in lower-rated securities may be volatile. The default rate for high yield bonds tends to be cyclical, with defaults rising in periods of economic downturn.

Valuation Difficulties. It is often more difficult to value lower rated securities than higher rated securities. If an issuer’s financial condition deteriorates, accurate financial and business information may be limited or unavailable. In addition, lower rated investments may be thinly traded and there may be no established secondary market. Because of the lack of market pricing and current information for investments in lower rated securities, valuation of such investments is much more dependent on judgment than is the case with higher rated securities.

Liquidity. There may be no established secondary or public market for investments in lower rated securities. Such securities are frequently traded in markets that may be relatively less liquid than the market for higher rated securities. In addition, relatively few institutional purchasers may hold a major portion of an issue of lower rated securities at times. As a result, an Underlying Fund that invests in lower rated securities may be required to sell investments at substantial losses or retain them indefinitely even where an issuer’s financial condition is deteriorating.

Credit Quality. Credit quality of non-investment grade securities can change suddenly and unexpectedly, and even recently issued credit ratings may not fully reflect the actual risks posed by a particular high yield security.

New Legislation. Future legislation may have a possible negative impact on the market for high yield, high risk bonds. As an example, in the late 1980’s, legislation required federally-insured savings and loan associations to divest their investments in high yield, high risk bonds. New legislation, if enacted, could have a material negative effect on an Underlying Fund’s investments in lower rated securities.

Interest Rate Risk. Some of the Underlying Funds primarily invest in bonds and other debt securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of these Underlying Funds’ investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. Your investment will decline in value if the value of the Underlying Funds’ investments decreases. Securities with greater interest rate sensitivity and longer maturities tend to produce higher yields, but are subject to greater fluctuations in value. Usually, changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment.

Non-Diversified Risk. Certain of the Underlying Funds are registered as non-diversified investment companies. A Fund is considered “non-diversified” because a relatively high percentage of the Fund’s assets may be invested in the securities of a single issuer or a limited number of issuers, primarily within the same economic sector. A non-diversified Fund’s portfolio securities, therefore, may be more

Part I - 8

susceptible to any single economic, political or regulatory occurrence than the portfolio securities of a more diversified investment company.

Real Estate Investment Trusts (REITs) and Securities of Real Estate Companies Risks. Investments by certain of the Underlying Funds will be highly concentrated in the securities of companies in industries in the real estate sector. Although these Underlying Funds do not invest in real estate directly, they are subject to investment risks that are the same as or similar to those associated with direct ownership of real estate. As a result, the performance of these Underlying Funds is closely tied to, and affected by, regulatory, business and economic developments that impact the value of real estate. Real estate values rise and fall in response to many factors, including local, regional and national economic conditions, the demand for rental property, and interest rates. When economic growth is slowing, demand for property decreases and prices may fall. The underlying loans may be subject to the risks of default or of prepayments that occur earlier or later than expected, and such loans may also include so-called “sub-prime” mortgages. Rising interest rates, which drive up mortgage and financing costs, can affect the profitability and liquidity of properties in the real estate market. Property values may also decrease because of overbuilding, extended vacancies, increase in property taxes and operating expenses, zoning laws, environmental regulations, clean-up and/or liability for environmental hazards, uninsured casualty or condemnation losses, or a general decline in neighborhood values. The Underlying Funds’ investments and your investment may decline in response to declines in property values or other adverse changes to the real estate market. The performance of the real estate securities in which the Underlying Funds invest is also largely dependent on the organization, skill and capital funding of the managers and operators of the underlying real estate.

In addition to the risks facing real estate securities, the Underlying Funds’ investments in REITs involve unique risks. REITs may have limited financial resources, may trade less frequently and in limited volumes and may be more volatile than other securities. The Funds will indirectly bear their proportionate share of expenses, including management fees, paid by each REIT in which the Underlying Funds invests, in addition to the expenses of the Underlying Funds.

Short Selling Risk. Some of the Underlying Funds engage in short selling. For some of the Underlying Funds, the main investment strategy is to invest in common stocks considered to be attractive and to short sell stocks considered to be unattractive. This strategy may fail to produce the intended results. There is no guarantee that the use of long and short positions will succeed in limiting the Underlying Fund’s exposure to domestic stock market movements, capitalization, sector-swings or other factors. The strategy used by certain of the Underlying Funds involves risks different than direct equity investments.

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When an Underlying Fund shorts a security, the Underlying Fund sells a security it does not own in anticipation of a decline in the market value of the security, then must borrow the security to make delivery to the buyer. The Underlying Fund is obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Underlying Fund, which may result in a loss or gain, respectively. The Underlying Fund may not always be able to borrow a security it wants to sell short. The Underlying Fund also may be unable to close out an established short position at an acceptable price, and may have to sell long positions at disadvantageous times to cover its short positions. In addition, some of the Underlying Funds may enter into short sales of instruments such as mortgage TBAs which do not involve borrowing a security. Unlike purchasing a security, where potential losses are limited to the purchase price and there is no upside limit on potential gain, short sales involve no cap on maximum losses, while gains are limited to the price of the security at the time of the short sale. The use of short sales may result in the Underlying Funds realizing more short-term capital gains and ordinary income tax rates than they would if they did not engage in such short sales.

Direct Investments in Securities, Futures, and Other Instruments

Although the Funds mainly invest in the Underlying Funds, to the extent permitted by applicable law or the exemptive relief obtained from the SEC, the Funds may also invest in securities and other financial instruments, including derivatives, to gain exposure to, or to overweight or underweight its investments among various sectors or markets.

The following is a list of some of the securities and techniques which may be utilized by the Funds only to the extent permitted under current applicable law or exemptive relief. These strategies and techniques may also be used by the Underlying Funds as discussed in the Underlying Funds’ Prospectuses and SAIs. For a more complete discussion, see the “Investment Strategies and Policies” section in Part II of this SAI and the Prospectuses and SAIs of the Underlying Funds.

FUND NAME	FUND CODE
JPMorgan SmartRetirement Income Fund	1
JPMorgan SmartRetirement 2010 Fund	2
JPMorgan SmartRetirement 2015 Fund	3
JPMorgan SmartRetirement 2020 Fund	4
JPMorgan SmartRetirement 2025 Fund	5
JPMorgan SmartRetirement 2030 Fund	6
JPMorgan SmartRetirement 2035 Fund	7
JPMorgan SmartRetirement 2040 Fund	8
JPMorgan SmartRetirement 2045 Fund	9
JPMorgan SmartRetirement 2050 Fund	10
JPMorgan SmartRetirement 2055 Fund	11

Part I - 10

Instrument	Fund Code	Part II Section Reference
Adjustable Rate Mortgage Loans (“ARMs”): Loans in a mortgage pool which provide for a fixed initial mortgage interest rate for a specified period of time, after which the rate may be subject to periodic adjustments.	1-11	Mortgage-Related Securities
Asset-Backed Securities: Securities secured by company receivables, home equity loans, truck and auto loans, leases, and credit card receivables or other securities backed by other types of receivables or other assets.	1-11	Asset-Backed Securities
Auction Rate Securities: Auction rate municipal securities and auction rate preferred securities issued by closed-end investment companies.	1-11	Auction Rate Securities
Bank Obligations: Bankers’ acceptances, certificates of deposit and time deposits. Bankers’ acceptances are bills of exchange or time drafts drawn on and accepted by a commercial bank. Maturities are generally six months or less. Certificates of deposit and time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds.	1-11	Bank Obligations
Borrowings: A Fund may borrow for temporary purposes and/or for investment purposes. Such a practice will result in leveraging of a Fund’s assets and may cause a Fund to liquidate portfolio positions when it would not be advantageous to do so. A Fund must maintain continuous asset coverage of 300% of the amount borrowed, with the exception for borrowings not in excess of 5% of the Fund’s total assets made for temporary administrative purposes.	1-11	Miscellaneous Investment Strategies and Risks
Brady Bonds: Securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings.	1-11	Foreign Investments (including Foreign Currencies)
Call and Put Options: A call option gives the buyer the right to buy, and obligates the seller of the option to sell, a security at a specified price at a future date. A put option gives the buyer the right to sell, and obligates the seller of the option to buy a security at a specified price at a future date. A Fund will sell only covered call and secured put options.	1-11	Options and Futures Transactions
Commercial Paper: Secured and unsecured short-term promissory notes issued by corporations and other entities. Maturities generally vary from a few days to nine months.	1-11	Commercial Paper
Commodity-Linked Derivatives: Securities whose value derives from the price of a commodity, including commodity futures and commodity options.	*	Miscellaneous Investment Strategies and Risks
Commodity-Related Pooled Investment Vehicles: Ownership interests in grantor trusts and other pooled investment vehicles that hold tangible assets such as gold, silver or other commodities or invest in commodities futures. Grantor trusts are typically traded on an exchange and include iShares Silver Trust and SPDR Gold ETF.	1-11	Commodity-Related Pooled Investment Vehicles
Common Stock: Shares of ownership of a company.	1-11	Equity Securities, Warrants and Rights
Common Stock Warrants and Rights: Securities, typically issued with preferred stock or bonds, that give the holder the right to buy a proportionate amount of common stock at a specified price.	1-11	Equity Securities, Warrants and Rights
Convertible Securities: Bonds or preferred stock that can convert to common stock.	1-11	Convertible Securities

Part I - 11

Instrument	Fund Code	Part II Section Reference
Corporate Debt Securities: May include bonds and other debt securities of domestic and foreign issuers, including obligations of industrial, utility, banking and other corporate issuers.	1-11	Debt Instruments
Credit Default Swaps (“CDSs”): A swap agreement between two parties pursuant to which one party pays the other a fixed periodic coupon for the specified life of the agreement. The other party makes no payment unless a credit event, relating to a predetermined reference asset, occurs. If such an event occurs, the party will then make a payment to the first party, and the swap will terminate.	1-11	Swaps and Related Swap Products
Custodial Receipts: A Fund may acquire securities in the form of custodial receipts that evidence ownership of future interest payments, principal payments or both on certain U.S. Treasury notes or bonds in connection with programs sponsored by banks and brokerage firms. These are not considered to be U.S. government securities. These notes and bonds are held in custody by a bank on behalf of the owners of the receipts.	1-11	Custodial Receipts
Demand Features: Securities that are subject to puts and standby commitments to purchase the securities at a fixed price (usually with accrued interest) within a fixed period of time following demand by a Fund.	1-11	Demand Features
Emerging Market Securities: Securities issued by issuers or governments in countries with emerging economies or securities markets which may be undergoing significant evolution or rapid development.	1-11	Foreign Investments (including Foreign Currencies)
Exchange Traded Funds (“ETFs”): Ownership interest in unit investment trusts, depositary receipts, and other pooled investment vehicles that hold a portfolio of securities or stocks designed to track the price performance and dividend yield of a particular broad-based, sector or international index. ETFs include a wide range of investments such as iShares, Standard & Poor’s Depositary Receipts (“SPDRs”) and NASDAQ 100s.	1-11	Investment Company Securities and Exchange Traded Funds
Exchange Traded Notes (“ETNs”): Senior, unsubordinated debt securities whose returns are linked to the performance of a particular market benchmark or strategy minus applicable fees.	1-11	Miscellaneous Investment Strategies and Risks
Foreign Currency Transactions: Strategies used to hedge against currency risks, for other risk management purposes or to increase income or gain to a Fund. These strategies may consist of use of any of the following: options on currencies, currency futures, options on such futures, forward foreign currency transactions (including non-deliverable forwards (“NDFs”)), forward rate agreements and currency swaps, caps and floors. Certain Underlying Funds may engage in such transactions in both U.S. and non-U.S. markets.	1-11	Foreign Investments (including Foreign Currencies)
Foreign Investments: Equity and debt securities (e.g., bonds and commercial paper) of foreign entities and obligations of foreign branches of U.S. banks and foreign banks. Foreign securities may also include American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), European Depositary Receipts (“EDRs”) and American Depositary Securities.	1-11	Foreign Investments (including Foreign Currencies)
High Yield/High Risk Securities/Junk Bonds: Securities that are generally rated below investment grade by the primary rating agencies or are unrated but deemed by a Fund’s adviser to be of comparable quality.	1-11	Debt Instruments

Part I - 12

Instrument	Fund Code	Part II Section Reference
Inflation-Linked Debt Securities: Fixed and floating rate debt securities of varying maturities issued by the U.S. government as well as securities issued by other entities such as corporations, foreign governments and foreign issuers.	1-11	Debt Instruments
Initial Public Offerings (“IPOs”): A transaction in which a previously private company makes its first sale of stock to the public.	1-11	Equity Securities, Warrants and Rights
Interfund Lending: Involves lending money and borrowing money for temporary purposes through a credit facility.	1-11	Miscellaneous Investment Strategies and Risks
Inverse Floating Rate Instruments: Leveraged variable debt instruments with interest rates that reset in the opposite direction from the market rate of interest to which the inverse floater is indexed.	1-11	Inverse Floaters and Interest Rate Caps
Investment Company Securities: Shares of other investment companies, including money market funds for which the adviser and/or its affiliates serve as investment adviser or administrator. The adviser will waive certain fees when investing in funds for which it serves as investment adviser, to the extent required by law.	1-11	Investment Company Securities and Exchange Traded Funds
Loan Assignments and Participations: Assignments of, or participations in, all or a portion of loans to corporations or to governments, including governments of lesser developed countries.	1-11	Loans
Master Limited Partnership: Limited partnerships that are publicly traded on a securities exchange.	1-11	Master Limited Partnerships
Mortgages (Directly Held): Debt instruments secured by real property.	1-11	Mortgage-Related Securities
Mortgage-Backed Securities: Debt obligations secured by real estate loans and pools of loans such as collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities (“CMBSs”) and other asset-backed structures.	1-11	Mortgage-Related Securities
Mortgage Dollar Rolls: A transaction in which a Fund sells securities for delivery in a current month and simultaneously contracts with the same party to repurchase similar but not identical securities on a specified future date.	1-11	Mortgage-Related Securities
Municipal Securities: Securities issued by a state or political subdivision to obtain funds for various public purposes. Municipal securities include, among others, private activity bonds and industrial development bonds, as well as general obligation notes, tax anticipation notes, bond anticipation notes, revenue anticipation notes, other short-term tax-exempt obligations, municipal leases, obligations of municipal housing authorities and single family revenue bonds.	1-11	Municipal Securities
New Financial Products: New options and futures contracts and other financial products continue to be developed and a Fund may invest in such options, contracts and products.	1-11	Miscellaneous Investment Strategies and Risks
Obligations of Supranational Agencies: Obligations which are chartered to promote economic development and are supported by various governments and governmental agencies.	1-11	Foreign Investments (including Foreign Currencies)

Part I - 13

Instrument	Fund Code	Part II Section Reference
Options and Futures Transactions: A Fund may purchase and sell (a) exchange traded and over-the-counter put and call options on securities, indexes of securities and futures contracts on securities and indexes of securities and (b) futures contracts on securities and indexes of securities.	1-11	Options and Futures Transactions
Preferred Stock: A class of stock that generally pays a dividend at a specified rate and has preference over common stock in the payment of dividends and in liquidation.	1-11	Equity Securities, Warrants and Rights
Private Placements, Restricted Securities and Other Unregistered Securities: Securities not registered under the Securities Act of 1933, such as privately placed commercial paper and Rule 144A securities.	1-11	Miscellaneous Investment Strategies and Risks
Real Estate Investment Trusts (“REITs”): Pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interest.	1-11	Real Estate Investment Trusts
Repurchase Agreements: The purchase of a security and the simultaneous commitment to return the security to the seller at an agreed upon price on an agreed upon date. This is treated as a loan.	1-11	Repurchase Agreements
Reverse Repurchase Agreements: The sale of a security and the simultaneous commitment to buy the security back at an agreed upon price on an agreed upon date. This is treated as a borrowing by a Fund.	1-11	Reverse Repurchase Agreements
Securities Issued in Connection with Reorganizations and Corporate Restructurings: In connection with reorganizing or restructuring of an issuer, an issuer may issue common stock or other securities to holders of its debt securities.	1-11	Miscellaneous Investment Strategies and Risks
Securities Lending: The lending of up to 33 1/3% of a Fund’s total assets. In return, the Fund will receive cash, other securities, and/or letters of credit as collateral.	*	Securities Lending
Short Selling: A Fund sells a security it does not own in anticipation of a decline in the market value of the security. To complete the transaction, a Fund must borrow the security to make delivery to the buyer. A Fund is obligated to replace the security borrowed by purchasing it subsequently at the market price at the time of replacement.	*	Short Selling
Short-Term Funding Agreements: Agreements issued by banks and highly rated U.S. insurance companies such as Guaranteed Investment Contracts (“GICs”) and Bank Investment Contracts (“BICs”).	1-11	Short-Term Funding Agreements
Sovereign Obligations: Investments in debt obligations issued or guaranteed by a foreign sovereign government or its agencies, authorities or political subdivisions.	1-11	Foreign Investments (including Foreign Currencies)
Stripped Mortgage-Backed Securities: Derivative multi-class mortgage securities which are usually structured with two classes of shares that receive different proportions of the interest and principal from a pool of mortgage assets. These include Interest-Only (“IO”) and Principal-Only (“PO”) securities issued outside a Real Estate Mortgage Investment Conduit (“REMIC”) or CMO structure.	1-11	Mortgage-Related Securities

Part I - 14

Instrument	Fund Code	Part II Section Reference
Structured Investments: A security having a return tied to an underlying index or other security or asset class. Structured investments generally are individually negotiated agreements and may be traded over-the-counter. Structured investments are organized and operated to restructure the investment characteristics of the underlying index, commodity, currency or financial instrument.	1-11	Structured Investments
Swaps and Related Swap Products: Swaps involve an exchange of obligations by two parties. Caps and floors entitle a purchaser to a principal amount from the seller of the cap or floor to the extent that a specified index exceeds or falls below a predetermined interest rate or amount. A Fund may enter into these transactions to manage its exposure to changing interest rates and other factors.	1-11	Swaps and Related Swap Products
Synthetic Variable Rate Instruments: Instruments that generally involve the deposit of a long-term tax exempt bond in a custody or trust arrangement and the creation of a mechanism to adjust the long-term interest rate on the bond to a variable short-term rate and a right (subject to certain conditions) on the part of the purchaser to tender it periodically to a third party at par.	1-11	Swaps and Related Swap Products
Temporary Defensive Positions: To respond to unusual circumstances a Fund may invest in cash and cash equivalents for temporary defensive purposes.	1-11	Miscellaneous Investment Strategies and Risks
Treasury Receipts: A Fund may purchase interests in separately traded interest and principal component parts of U.S. Treasury obligations that are issued by banks or brokerage firms and that are created by depositing U.S. Treasury notes and U.S. Treasury bonds into a special account at a custodian bank. Receipts include Treasury Receipts (“TRs”), Treasury Investment Growth Receipts (“TIGRs”), and Certificates of Accrual on Treasury Securities (“CATS”).	1-11	Treasury Receipts
Trust Preferreds: Securities with characteristics of both subordinated debt and preferred stock. Trust preferreds are generally long term securities that make periodic fixed or variable interest payments.	1-11	Trust Preferred Securities
U.S. Government Agency Securities: Securities issued by agencies and instrumentalities of the U.S. government. These include all types of securities issued by Ginnie Mae, Fannie Mae and Freddie Mac, including funding notes, subordinated benchmark notes, CMOs and REMICs.	1-11	Mortgage-Related Securities
U.S. Government Obligations: May include direct obligations of the U.S. Treasury, including Treasury bills, notes and bonds, all of which are backed as to principal and interest payments by the full faith and credit of the United States, and separately traded principal and interest component parts of such obligations that are transferable through the Federal book-entry system known as Separate Trading of Registered Interest and Principal of Securities (“STRIPS”) and Coupons Under Book Entry Safekeeping (“CUBES”).	1-11	U.S. Government Obligations
Variable and Floating Rate Instruments: Obligations with interest rates which are reset daily, weekly, quarterly or some other frequency and which may be payable to a Fund on demand or at the expiration of a specified term.	1-11	Debt Instruments

Part I - 15

Instrument	Fund Code	Part II Section Reference
When-Issued Securities, Delayed Delivery Securities and Forward Commitments: Purchase or contract to purchase securities at a fixed price for delivery at a future date.	1-11	When-Issued Securities, Delayed Delivery Securities and Forward Commitments
Zero-Coupon, Pay-in-Kind and Deferred Payment Securities: Zero-coupon securities are securities that are sold at a discount to par value and on which interest payments are not made during the life of the security. Pay-in-kind securities are securities that have interest payable by delivery of additional securities. Deferred payment securities are zero-coupon debt securities which convert on a specified date to interest bearing debt securities.	1-11	Debt Instruments

*	These investments and strategies are not used by the JPMorgan SmartRetirement Funds, but may be used by the Underlying Funds.

ADDITIONAL INFORMATION REGARDING FUND INVESTMENT PRACTICES

Each of the Funds uses a benchmark from the S&P Target Date Index Series as identified in the table below. The S&P Target Date Index Series is designed to reflect the exposure to various asset classes included in target date funds including U.S. large cap, U.S. mid cap, U.S. small cap, international equities, emerging markets, U.S. REITs, core fixed income, short term treasuries, and Treasury Inflation Protected Securities.

Name of Fund	Name of S&P Target Date Index
JPMorgan SmartRetirement Income Fund	S&P Target Date Retirement Income Index
JPMorgan SmartRetirement 2010 Fund	S&P Target Date 2010 Index
JPMorgan SmartRetirement 2015 Fund	S&P Target Date 2015 Index
JPMorgan SmartRetirement 2020 Fund	S&P Target Date 2020 Index
JPMorgan SmartRetirement 2025 Fund	S&P Target Date 2025 Index
JPMorgan SmartRetirement 2030 Fund	S&P Target Date 2030 Index
JPMorgan SmartRetirement 2035 Fund	S&P Target Date 2035 Index
JPMorgan SmartRetirement 2040 Fund	S&P Target Date 2040 Index
JPMorgan SmartRetirement 2045 Fund	S&P Target Date 2045 Index
JPMorgan SmartRetirement 2050 Fund	S&P Target Date 2045 Index
JPMorgan SmartRetirement 2055 Fund	S&P Target Date 2050+ Index

DIVERSIFICATION

JPMT I is a registered management investment company and the Funds are diversified series of JPMT I. For a more complete discussion, see the “Diversification” section in Part II of this SAI.

PORTFOLIO TURNOVER

A portfolio turnover rate is, in summary, the percentage computed by dividing the lesser of a Fund’s purchases or sales of securities (excluding short-term securities) by the average market value of the Fund. The Adviser intends to manage each Fund’s assets by buying and selling securities to help attain its investment objective. A rate of 100% indicates that the equivalent of all of a Fund’s assets have been sold and reinvested in a year. High portfolio turnover may affect the amount, timing and character of

Part I - 16

distributions, and, as a result, may increase the amount of taxes payable by shareholders. Higher portfolio turnover also results in higher transaction costs. To the extent that net short-term capital gains are realized by a Fund, any distributions resulting from such gains are considered ordinary income for federal income tax purposes. For a more complete discussion, see the “Distributions and Tax Matters” section in Part II of this SAI.

The table below sets forth the Funds’ portfolio turnover rates for the last two fiscal years.

	Fiscal Year Ended
Fund	6/30/11		6/30/12
JPMorgan SmartRetirement Income Fund	30%		10%
JPMorgan SmartRetirement 2010 Fund	21%		11%
JPMorgan SmartRetirement 2015 Fund	12%		16%
JPMorgan SmartRetirement 2020 Fund	12%		12%
JPMorgan SmartRetirement 2025 Fund	13%		13%
JPMorgan SmartRetirement 2030 Fund	12%		15%
JPMorgan SmartRetirement 2035 Fund	12%		14%
JPMorgan SmartRetirement 2040 Fund	13%		14%
JPMorgan SmartRetirement 2045 Fund	11%		11%
JPMorgan SmartRetirement 2050 Fund	16%		11%
JPMorgan SmartRetirement 2055 Fund	N/	A*	19%

*	The Fund commenced operation on 1/31/12 and therefore, does not have any portfolio turnover rate for the fiscal year ended 6/30/11.

TRUSTEES

Standing Committees

There are four standing committees of the Board of Trustees: the Audit and Valuation Committee, the Compliance Committee, the Governance Committee and the Investments Committee.

During the fiscal year ended June 30, 2012, the Audit and Valuation Committee met four times, the Compliance Committee met four times, the Governance Committee met six times, and each Investments Sub-Committee met five times. For a more complete discussion, see the “Trustees” section in Part II of this SAI.

Ownership of Securities

The following table shows the dollar range of each Trustee’s beneficial ownership in the Funds and each Trustee’s aggregate dollar range of ownership in any Funds that the Trustee oversees in the Family of Investment Companies as of December 31, 2011.

Name of Trustee	Dollar Range of Equity Securities in the JPMorgan SmartRetirement Funds	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by the Trustee in Family of Investment Companies(1)(2)
Independent Trustees
John F. Finn	None	Over $100,000
Dr. Matthew Goldstein	None	Over $100,000
Robert J. Higgins	None	Over $100,000

Part I - 17

Name of Trustee	Dollar Range of Equity Securities in the JPMorgan SmartRetirement Funds	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by the Trustee in Family of Investment Companies(1)(2)
Peter C. Marshall	None	Over $100,000
Mary E. Martinez(3)	None	None
Marilyn McCoy	None	Over $100,000
Mitchell M. Merin(3)	None	None
William G. Morton, Jr.	None	Over $100,000
Dr. Robert A. Oden, Jr.	None	Over $100,000
Marian U. Pardo(4)	None	None
Frederick W. Ruebeck	None	Over $100,000
James J. Schonbachler	None	Over $100,000

Interested Trustee Not Affiliated With The Adviser
Frankie D. Hughes	None	Over $100,000

(1)	A Family of Investment Companies means any two or more registered investment companies that share the same investment adviser or principal underwriter and hold themselves out to investors as related companies for purposes of investment and investor services. The Family of Investment Companies for which the Board of Trustees currently serves includes eleven registered investment companies (170 Funds) including JPMMFG which liquidated November 29, 2012 and is in the process of winding up its affairs.
(2)	For Ms. McCoy and Messrs Finn, Higgins, Marshall, Oden, and Ruebeck, this amount includes deferred compensation balances, as of December 31, 2011, through participation in the J.P. Morgan Funds’ Deferred Compensation Plan for Eligible Trustees. For a more complete discussion, see the “Trustees Compensation” section in Part II of this SAI.
(3)	Ms. Martinez and Mr. Merin became members of the Board of Trustees effective January 1, 2013.
(4)	Ms. Pardo will become a member of the Board of Trustees effective February 1, 2013.

As of December 31, 2011, none of the independent Trustees or their immediate family members owned securities of the Adviser or JPMDS or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Adviser or JPMDS.

Trustee Compensation

Prior to January 1, 2013, the Funds of the J.P. Morgan Funds Complex overseen by the Trustees paid each Trustee an annual fee of $275,000 and reimbursed each Trustee for expenses incurred in connection with service as a Trustee. Beginning January 1, 2013, the Funds of the J.P. Morgan Funds Complex overseen by the Trustees will pay each Trustee an annual fee of $315,000 and reimburse each Trustee for expenses incurred in connection with service as a Trustee. In addition, the Funds pay the Chairman $225,000, the Vice Chairman $75,000 and from December 1, 2011 through February 29, 2012, the assistant to the Audit and Valuation Committee Chairman $6,250. The Chairman and Vice Chairman receive no additional compensation for service as committee or sub-committee chairmen. Committee chairs and sub-committee chairs who are not already receiving an additional fee are each paid $50,000. The Trustees may hold various other directorships unrelated to the J.P. Morgan Funds Complex. The J.P. Morgan Funds bore expenses related to administrative and staffing services provided to the former Chairman, in lieu of establishing an office of the former Chairman, in the amount of $6,000 per month.

Trustee aggregate compensation paid by each of the Funds and the J.P. Morgan Funds Complex for the calendar year ended December 31, 2011, is set forth below:

Aggregate Trustee Compensation Paid by the Funds

Name of Trustee	JPMorgan SmartRetirement Income Fund	JPMorgan SmartRetirement 2010 Fund	JPMorgan SmartRetirement 2015 Fund	JPMorgan SmartRetirement 2020 Fund
Independent Trustees
John F. Finn	$187	$185	$303	$613
Dr. Matthew Goldstein	216	213	349	707
Robert J. Higgins	216	213	349	707

Part I - 18

Name of Trustee	JPMorgan SmartRetirement Income Fund	JPMorgan SmartRetirement 2010 Fund	JPMorgan SmartRetirement 2015 Fund	JPMorgan SmartRetirement 2020 Fund
Peter C. Marshall	$238	$235	$385	$781
Mary E. Martinez(2)	None	None	None	None
Marilyn McCoy	216	213	349	707
Mitchell M. Merin(2)	None	None	None	None
William G. Morton, Jr.	187	185	303	613
Dr. Robert A. Oden, Jr.	187	185	303	613
Marian U. Pardo(3)	None	None	None	None
Frederick W. Ruebeck	216	213	349	707
James J. Schonbachler	189	186	306	619

Interested Trustee Not Affiliated With The Adviser
Frankie D. Hughes	187	185	303	613

Name of Trustee	JPMorgan SmartRetirement 2025 Fund	JPMorgan SmartRetirement 2030 Fund	JPMorgan SmartRetirement 2035 Fund	JPMorgan SmartRetirement 2040 Fund
Independent Trustees
John F. Finn	$230	$534	$146	$378
Dr. Matthew Goldstein	264	616	167	436
Robert J. Higgins	264	616	167	436
Peter C. Marshall	292	680	185	481
Mary E. Martinez(2)	None	None	None	None
Marilyn McCoy	264	616	167	436
Mitchell M. Merin(2)	None	None	None	None
William G. Morton, Jr.	230	534	146	378
Dr. Robert A. Oden, Jr.	230	534	146	378
Marian U. Pardo(3)	None	None	None	None
Frederick W. Ruebeck	264	616	167	436
James J. Schonbachler	232	539	147	381

Interested Trustee Not Affiliated With The Adviser
Frankie D. Hughes	230	534	146	378

Name of Trustee	JPMorgan SmartRetirement 2045 Fund	JPMorgan SmartRetirement 2050 Fund	JPMorgan SmartRetirement 2055 Fund
Independent Trustees
John F. Finn	$62	$65	$—
Dr. Matthew Goldstein	71	75	—
Robert J. Higgins	71	75	—
Peter C. Marshall	79	83	—
Mary E. Martinez(2)	None	None	None
Marilyn McCoy	71	75	—
Mitchell M. Merin(2)	None	None	None
William G. Morton, Jr.	62	65	—
Dr. Robert A. Oden, Jr.	62	65	—
Marian U. Pardo(3)	None	None	None
Frederick W. Ruebeck	71	75	—
James J. Schonbachler	63	66	—

Interested Trustee Not Affiliated With The Adviser
Frankie D. Hughes	62	65	—

Part I - 19

Name of Trustee	Total Compensation paid from the Fund Complex(1)(9)
Independent Trustees
John F. Finn	$275,000	(4)
Dr. Matthew Goldstein	325,000
Robert J. Higgins	325,000	(5)
Peter C. Marshall	350,000
Mary E. Martinez(2)	None
Marilyn McCoy	325,000
Mitchell M. Merin(2)	None
William G. Morton, Jr.	275,000
Dr. Robert A. Oden, Jr.	275,000	(6)
Marian U. Pardo(3)	None
Frederick W. Ruebeck	325,000	(7)
James J. Schonbachler	277,083	(8)

Interested Trustee Not Affiliated With The Adviser
Frankie D. Hughes	275,000

(1)	A Fund Complex means two or more registered investment companies that (i) hold themselves out to investors as related companies for purposes of investment and investor services or (ii) have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees currently serves includes eleven registered investment companies (170 Funds).
(2)	Ms. Martinez and Mr. Merin became members of the Board of Trustees effective January 1, 2013.
(3)	Ms. Pardo will become a member of the Board of Trustees effective February 1, 2013.
(4)	Includes $275,000 of Deferred Compensation.
(5)	Includes $325,000 of Deferred Compensation.
(6)	Includes $82,500 of Deferred Compensation.
(7)	Includes $130,000 of Deferred Compensation.
(8)	Includes $2,083 of compensation related to Mr. Schonbachler’s duties as assistant to the Audit and Valuation Committee chairman.
(9)	William J. Armstrong, Fergus Reid III, and Leonard M. Spalding, Jr. retired as Trustees of the Trusts effective December 31, 2012. For the period specified in the table above, the former trustees were paid the following total compensation from the J.P. Morgan Funds Complex.

Name of Former Trustee	Total Compensation Paid from Fund Complex	Amount of Deferred Compensation Included in Total
William J. Armstrong	$325,000	None
Fergus Reid, III	$500,000	Includes $100,000 of Deferred Compensation
Leonard M. Spalding, Jr.	$325,000	Includes $325,000 of Deferred Compensation

INVESTMENT ADVISER

Investment Advisory Fees

JPMIM does not charge an investment advisory fee for its services to the JPMorgan SmartRetirement Funds, although it and its affiliates receive investment advisory fees from the Underlying Funds.

Part I - 20

PORTFOLIO MANAGERS

Portfolio Managers’ Other Accounts Managed

The following table shows information regarding all of the other accounts managed by each portfolio manager as of June 30, 2012:

	Non-Performance Based Fee Advisory Accounts
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets ($thousands)	Number of Accounts	Total Assets ($thousands)	Number of Accounts	Total Assets ($thousands)
JPMorgan SmartRetirement Income Fund
Jeffrey A. Geller	15	$10,323,351	20	$7,935,027	0	$0
Anne Lester	17	11,299,479	21	9,120,426	13	820,331
Patrik Jakobson	13	13,099,207	2	956,437	10	3,726,447
Michael Schoenhaut	14	10,831,176	24	9,349,009	0	0
Daniel Oldroyd	11	7,100,353	20	7,935,027	11	1,263,400

JPMorgan SmartRetirement 2010 Fund
Jeffrey A. Geller	15	10,420,243	20	7,935,027	0	0
Anne Lester	17	11,396,371	21	9,120,426	13	820,331
Patrik Jakobson	13	13,196,098	2	956,437	10	3,726,447
Michael Schoenhaut	14	10,928,068	24	9,349,009	0	0
Daniel Oldroyd	11	7,197,245	20	7,935,027	11	1,263,400

JPMorgan SmartRetirement 2015 Fund
Jeffrey A. Geller	15	9,997,365	20	7,935,027	0	0
Anne Lester	17	10,973,493	21	9,120,426	13	820,331
Patrik Jakobson	13	12,773,221	2	956,437	10	3,726,447
Michael Schoenhaut	14	10,505,190	24	9,349,009	0	0
Daniel Oldroyd	11	6,774,367	20	7,935,027	11	1,263,400

JPMorgan SmartRetirement 2020 Fund
Jeffrey A. Geller	15	9,193,455	20	7,935,027	0	0
Anne Lester	17	10,169,583	21	9,120,426	13	820,331
Patrik Jakobson	13	11,969,310	2	956,437	10	3,726,447
Michael Schoenhaut	14	9,701,280	24	9,349,009	0	0
Daniel Oldroyd	11	5,970,457	20	7,935,027	11	1,263,400

JPMorgan SmartRetirement 2025 Fund
Jeffrey A. Geller	15	9,989,706	20	7,935,027	0	0
Anne Lester	17	10,915,834	21	9,120,426	13	820,331
Patrik Jakobson	13	12,715,561	2	956,437	10	3,726,447
Michael Schoenhaut	14	10,447,530	24	9,349,009	0	0
Daniel Oldroyd	11	6,716,707	20	7,935,027	11	1,263,400

JPMorgan SmartRetirement 2030 Fund
Jeffrey A. Geller	15	9,392,267	20	7,935,027	0	0
Anne Lester	17	10,368,394	21	9,120,426	13	820,331
Patrik Jakobson	13	12,168,122	2	956,437	10	3,726,447
Michael Schoenhaut	14	9,900,091	24	9,349,009	0	0
Daniel Oldroyd	11	6,169,268	20	7,935,027	11	1,263,400

JPMorgan SmartRetirement 2035 Fund
Jeffrey A. Geller	15	10,233,611	20	7,935,027	0	0

Part I - 21

	Non-Performance Based Fee Advisory Accounts
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets ($thousands)	Number of Accounts	Total Assets ($thousands)	Number of Accounts	Total Assets ($thousands)
Anne Lester	17	$11,209,739	21	$9,120,426	13	$820,331
Patrik Jakobson	13	13,009,467	2	956,437	10	3,726,447
Michael Schoenhaut	14	10,741,436	24	9,349,009	0	0
Daniel Oldroyd	11	7,010,613	20	7,935,027	11	1,263,400

JPMorgan SmartRetirement 2040 Fund
Jeffrey A. Geller	15	9,911,743	20	7,935,027	0	0
Anne Lester	17	10,787,871	21	9,120,426	13	820,331
Patrik Jakobson	13	12,587,598	2	956,437	10	3,726,447
Michael Schoenhaut	14	10,319,568	24	9,349,009	0	0
Daniel Oldroyd	11	6,588,745	20	7,935,027	11	1,263,400

JPMorgan SmartRetirement 2045 Fund
Jeffrey A. Geller	15	10,532,667	20	7,935,027	0	0
Anne Lester	17	11,508,795	21	9,120,426	13	820,331
Patrik Jakobson	13	13,308,522	2	956,437	10	3,726,447
Michael Schoenhaut	14	11,040,491	24	9,349,009	0	0
Daniel Oldroyd	11	7,309,668	20	7,935,027	11	1,263,400

JPMorgan SmartRetirement 2050 Fund
Jeffrey A. Geller	15	10,546,019	20	7,935,027	0	0
Anne Lester	17	11,522,146	21	9,120,426	13	820,331
Patrik Jakobson	13	13,321,874	2	956,437	10	3,726,447
Michael Schoenhaut	14	11,053,843	24	9,349,009	0	0
Daniel Oldroyd	11	7,323,020	20	7,935,027	11	1,263,400

JPMorgan SmartRetirement 2055 Fund
Jeffrey A. Geller	15	10,794,284	20	7,935,027	0	0
Anne Lester	17	11,770,412	21	9,120,426	13	820,331
Patrik Jakobson	13	13,570,140	2	956,437	10	3,726,447
Michael Schoenhaut	14	11,302,109	24	9,349,009	0	0
Daniel Oldroyd	11	7,571,286	20	7,935,027	11	1,263,400

The following table shows information on the other accounts managed by each portfolio manager that have advisory fees wholly or partly based on performance as of June 30, 2012:

	Performance Based Fee Advisory Accounts
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets ($thousands)	Number of Accounts	Total Assets ($thousands)	Number of Accounts	Total Assets ($thousands)
JPMorgan SmartRetirement Income Fund
Jeffrey A. Geller	0	$0	0	$0	1	$200,000
Anne Lester	0	0	0	0	0	0
Patrik Jakobson	0	0	0	0	3	2,037,135
Michael Schoenhaut	0	0	0	0	0	0
Daniel Oldroyd	0	0	0	0	0	0

Part I - 22

	Performance Based Fee Advisory Accounts
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets ($thousands)	Number of Accounts	Total Assets ($thousands)	Number of Accounts	Total Assets ($thousands)
JPMorgan SmartRetirement 2010 Fund
Jeffrey A. Geller	0	$0	0	$0	1	$200,000
Anne Lester	0	0	0	0	0	0
Patrik Jakobson	0	0	0	0	3	2,037,135
Michael Schoenhaut	0	0	0	0	0	0
Daniel Oldroyd	0	0	0	0	0	0

JPMorgan SmartRetirement 2015 Fund
Jeffrey A. Geller	0	0	0	0	1	200,000
Anne Lester	0	0	0	0	0	0
Patrik Jakobson	0	0	0	0	3	2,037,135
Michael Schoenhaut	0	0	0	0	0	0
Daniel Oldroyd	0	0	0	0	0	0

JPMorgan SmartRetirement 2020 Fund
Jeffrey A. Geller	0	0	0	0	1	200,000
Anne Lester	0	0	0	0	0	0
Patrik Jakobson	0	0	0	0	3	2,037,135
Michael Schoenhaut	0	0	0	0	0	0
Daniel Oldroyd	0	0	0	0	0	0

JPMorgan SmartRetirement 2025 Fund
Jeffrey A. Geller	0	0	0	0	1	200,000
Anne Lester	0	0	0	0	0	0
Patrik Jakobson	0	0	0	0	3	2,037,135
Michael Schoenhaut	0	0	0	0	0	0
Daniel Oldroyd	0	0	0	0	0	0

JPMorgan SmartRetirement 2030 Fund
Jeffrey A. Geller	0	0	0	0	1	200,000
Anne Lester	0	0	0	0	0	0
Patrik Jakobson	0	0	0	0	3	2,037,135
Michael Schoenhaut	0	0	0	0	0	0
Daniel Oldroyd	0	0	0	0	0	0

JPMorgan SmartRetirement 2035 Fund
Jeffrey A. Geller	0	0	0	0	1	200,000
Anne Lester	0	0	0	0	0	0
Patrik Jakobson	0	0	0	0	3	2,037,135
Michael Schoenhaut	0	0	0	0	0	0
Daniel Oldroyd	0	0	0	0	0	0

JPMorgan SmartRetirement 2040 Fund
Jeffrey A. Geller	0	0	0	0	1	200,000
Anne Lester	0	0	0	0	0	0
Patrik Jakobson	0	0	0	0	3	2,037,135
Michael Schoenhaut	0	0	0	0	0	0
Daniel Oldroyd	0	0	0	0	0	0

JPMorgan SmartRetirement 2045 Fund
Jeffrey A. Geller	0	0	0	0	1	200,000
Anne Lester	0	0	0	0	0	0

Part I - 23

	Performance Based Fee Advisory Accounts
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets ($thousands)	Number of Accounts	Total Assets ($thousands)	Number of Accounts	Total Assets ($thousands)
Patrik Jakobson	0	$0	0	$0	3	$2,037,135
Michael Schoenhaut	0	0	0	0	0	0
Daniel Oldroyd	0	0	0	0	0	0

JPMorgan SmartRetirement 2050 Fund
Jeffrey A. Geller	0	0	0	0	1	200,000
Anne Lester	0	0	0	0	0	0
Patrik Jakobson	0	0	0	0	3	2,037,135
Michael Schoenhaut	0	0	0	0	0	0
Daniel Oldroyd	0	0	0	0	0	0

JPMorgan SmartRetirement 2055 Fund
Jeffrey A. Geller	0	0	0	0	1	200,000
Anne Lester	0	0	0	0	0	0
Patrik Jakobson	0	0	0	0	3	2,037,135
Michael Schoenhaut	0	0	0	0	0	0
Daniel Oldroyd	0	0	0	0	0	0

Portfolio Managers’ Ownership of Securities

The following table indicates for each Fund the dollar range of securities of each Fund beneficially owned by each portfolio manager as of June 30, 2012:

Aggregate Dollar Range of Securities in the Fund
Fund	None	$1-$10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
JPMorgan SmartRetirement Income Fund
Jeffrey A. Geller	X
Anne Lester	X
Patrik Jakobson	X
Michael Schoenhaut	X
Daniel Oldroyd	X

JPMorgan SmartRetirement 2010 Fund
Jeffrey A. Geller	X
Anne Lester	X
Patrik Jakobson	X
Michael Schoenhaut	X
Daniel Oldroyd	X

JPMorgan SmartRetirement 2015 Fund
Jeffrey A. Geller	X
Anne Lester	X
Patrik Jakobson	X
Michael Schoenhaut	X
Daniel Oldroyd	X

JPMorgan SmartRetirement 2020 Fund
Jeffrey A. Geller	X
Anne Lester	X

Part I - 24

Aggregate Dollar Range of Securities in the Fund
Fund	None	$1-$10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Patrik Jakobson	X
Michael Schoenhaut	X
Daniel Oldroyd	X

JPMorgan SmartRetirement 2025 Fund
Jeffrey A. Geller	X
Anne Lester	X
Patrik Jakobson					X
Michael Schoenhaut	X
Daniel Oldroyd	X

JPMorgan SmartRetirement 2030 Fund
Jeffrey A. Geller	X
Anne Lester						X
Patrik Jakobson	X
Michael Schoenhaut	X
Daniel Oldroyd	X

JPMorgan SmartRetirement 2035 Fund
Jeffrey A. Geller	X
Anne Lester	X
Patrik Jakobson	X
Michael Schoenhaut	X
Daniel Oldroyd	X

JPMorgan SmartRetirement 2040 Fund
Jeffrey A. Geller	X
Anne Lester	X
Patrik Jakobson	X
Michael Schoenhaut	X
Daniel Oldroyd	X

JPMorgan SmartRetirement 2045 Fund
Jeffrey A. Geller	X
Anne Lester	X
Patrik Jakobson	X
Michael Schoenhaut	X
Daniel Oldroyd	X

JPMorgan SmartRetirement 2050 Fund
Jeffrey A. Geller	X
Anne Lester	X
Patrik Jakobson	X
Michael Schoenhaut			X
Daniel Oldroyd	X

JPMorgan SmartRetirement 2055 Fund
Jeffrey A. Geller	X
Anne Lester	X
Patrik Jakobson	X
Michael Schoenhaut	X
Daniel Oldroyd	X

For a more complete discussion, see the “Portfolio Manager Compensation” section in Part II of this SAI.

Part I - 25

ADMINISTRATOR

Administrator Fees

The Administrator does not receive a separate fee for services to the Funds, but does receive fees for its services to the Underlying Funds. The Administrator is an indirect, wholly-owned subsidiary of JPMorgan Chase & Co.

DISTRIBUTOR

Compensation Paid to JPMDS

The following table describes the compensation paid to the principal underwriter, JPMDS, for the fiscal year ended June 30, 2012 (amounts have been rounded up to the whole dollar):

Fund	Total Underwriting Discounts and Commissions	Compensation on Redemptions and Repurchases	Brokerage Commissions	Other Compensation*
JPMorgan SmartRetirement Income Fund	$12,350	$2,439	$380	$300,722
JPMorgan SmartRetirement 2010 Fund	8,460	3,249	—	296,573
JPMorgan SmartRetirement 2015 Fund	19,034	4,069	278	603,867
JPMorgan SmartRetirement 2020 Fund	26,677	4,536	85	1,018,957
JPMorgan SmartRetirement 2025 Fund	27,244	1,196	(410)	759,920
JPMorgan SmartRetirement 2030 Fund	23,789	3,297	1,589	894,504
JPMorgan SmartRetirement 2035 Fund	20,602	4,715	2,572	485,313
JPMorgan SmartRetirement 2040 Fund	25,199	1,416	638	619,472
JPMorgan SmartRetirement 2045 Fund	15,058	831	210	226,809
JPMorgan SmartRetirement 2050 Fund	8,945	784	895	176,303
JPMorgan SmartRetirement 2055 Fund	21	—	11	417

*	Fees paid by the Fund pursuant to Rule 12b-1 are provided in “Distribution Fees” section below.

The table below sets forth the aggregate amount of underwriting commissions retained by JPMDS from the Funds for the fiscal years indicated.

Part I - 26

	Fiscal Year Ended
Funds	6/30/10	6/30/11	6/30/12
JPMorgan SmartRetirement Income Fund	$3,936	$2,546	$12,350
JPMorgan SmartRetirement 2010 Fund	2,619	8,502	8,460
JPMorgan SmartRetirement 2015 Fund	7,555	12,991	19,034
JPMorgan SmartRetirement 2020 Fund	12,179	25,746	26,677
JPMorgan SmartRetirement 2025 Fund	5,019	15,280	27,244
JPMorgan SmartRetirement 2030 Fund	16,904	25,400	23,789
JPMorgan SmartRetirement 2035 Fund	2,340	11,667	20,602
JPMorgan SmartRetirement 2040 Fund	11,066	22,729	25,199
JPMorgan SmartRetirement 2045 Fund	1,486	5,957	15,058
JPMorgan SmartRetirement 2050 Fund	1,295	3,496	8,945
JPMorgan SmartRetirement 2055 Fund*	N/A	N/A	21

*	The Fund commenced operation on 1/31/12 and therefore, does not have any underwriting commissions for the fiscal years ended 6/30/10 and 6/30/11.

For a more complete discussion, see the “Distributor” section in Part II of this SAI.

Distribution Fees

The table below sets forth the Rule 12b-1 fees that the Funds paid to JPMDS (waived amounts are in parentheses) with respect to the fiscal years indicated:

	Fiscal Year Ended
	6/30/10		6/30/11		6/30/12
Fund	Paid	Waived	Paid	Waived	Paid	Waived
JPMorgan SmartRetirement Income Fund
Class A	$31,061	$—	$117,652	$—	$233,862	$—
Class C	8,789	—	18,510	—	30,506	—
Class R2	798	—	3,629	—	36,353	—

JPMorgan SmartRetirement 2010 Fund
Class A	43,799	—	121,716	—	215,196	—
Class C	6,328	—	20,219	—	45,786	—
Class R2	1,465	—	8,473	—	35,591	—

JPMorgan SmartRetirement 2015 Fund
Class A	63,754	—	217,338	—	443,787	—
Class C	14,168	—	41,929	—	70,476	—
Class R2	770	—	12,526	—	89,604	—

JPMorgan SmartRetirement 2020 Fund
Class A	114,091	—	353,901	—	742,915	—
Class C	20,927	—	56,537	—	104,304	—
Class R2	1,542	—	25,548	—	171,738	—

JPMorgan SmartRetirement 2025 Fund
Class A	54,771	—	244,982	—	579,211	—
Class C	10,294	—	24,490	—	51,003	—
Class R2	6,655	—	34,713	—	129,706	—

JPMorgan SmartRetirement 2030 Fund
Class A	108,920	—	335,959	—	673,399	—
Class C	13,311	—	45,370	—	89,824	—
Class R2	1,087	—	19,509	—	131,281	—

Part I - 27

	Fiscal Year Ended
	6/30/10		6/30/11		6/30/12
Fund	Paid	Waived	Paid	Waived	Paid	Waived
JPMorgan SmartRetirement 2035 Fund
Class A	$38,630	$—	$157,031	$—	$368,064	$—
Class C	5,116	—	18,572	—	39,115	—
Class R2	1,142	—	9,424	—	78,134	—

JPMorgan SmartRetirement 2040 Fund
Class A	74,506	—	234,667	—	471,907	—
Class C	10,084	—	31,992	—	59,650	—
Class R2	1,004	—	14,567	—	87,915	—

JPMorgan SmartRetirement 2045 Fund
Class A	13,567	—	61,642	—	169,075	—
Class C	805	—	6,505	—	17,361	—
Class R2	445	—	5,423	—	40,373	—

JPMorgan SmartRetirement 2050 Fund
Class A	10,992	—	45,354	—	120,272	—
Class C	1,224	—	6,297	—	18,447	—
Class R2	2,090	—	8,861	—	37,584	—

JPMorgan SmartRetirement 2055 Fund*
Class A	N/A	N/A	N/A	N/A	142	—
Class C	N/A	N/A	N/A	N/A	161	—
Class R2	N/A	N/A	N/A	N/A	114	—

*	The Fund commenced operation on 1/31/12 and therefore, does not have any distribution fees for the fiscal years ended 6/30/10 and 6/30/11.

For a more complete discussion, see the “Distribution Plan” section in Part II of this SAI.

SHAREHOLDER SERVICING

Shareholder Services Fees

Under the Shareholder Servicing Agreement, each Fund has agreed to pay JPMDS, for providing shareholder services and other related services, a fee at the following annual rates (expressed as a percentage of the average daily net asset value (“NAV”) of Fund shares owned by or for shareholders):

Select Class, Class A, Class C and Class R2	0.25%
Institutional Class	0.10%

The table below sets forth the fees paid to JPMDS (the amounts voluntarily waived are in parentheses) for the fiscal years indicated.

	Fiscal Year Ended
	6/30/10		6/30/11		6/30/12
Fund	Paid	Waived	Paid	Waived	Paid	Waived
JPMorgan SmartRetirement Income Fund
Class A	$1,715	($29,346)	$—	($117,652)	$—	($233,862)
Class C	1,758	(1,172)	3,702	(2,468)	6,102	(4,067)
Class R2	14	(385)	—	(1,815)	—	(18,177)

Part I - 28

	Fiscal Year Ended
	6/30/10		6/30/11		6/30/12
Fund	Paid	Waived	Paid	Waived	Paid	Waived
Select Class	$24,756	($16,504)	$58,480	($38,986)	$94,687	($63,123)
Institutional Class	—	(111,956)	—	(160,698)	—	(215,533)

JPMorgan SmartRetirement 2010 Fund
Class A	2,413	(41,386)	—	(121,716)	—	(215,196)
Class C	1,265	(844)	4,044	(2,696)	9,157	(6,105)
Class R2	59	(673)	—	(4,236)	—	(17,796)
Select Class	65,591	(43,727)	170,391	(113,594)	223,020	(148,676)
Institutional Class	—	(61,164)	—	(75,095)	—	(86,490)

JPMorgan SmartRetirement 2015 Fund
Class A	3,313	(60,441)	—	(217,338)	—	(443,787)
Class C	2,834	(1,889)	8,386	(5,591)	14,095	(9,397)
Class R2	22	(363)	—	(6,263)	—	(44,802)
Select Class	94,080	(62,719)	154,113	(102,739)	257,764	(171,838)
Institutional Class	—	(144,776)	—	(184,924)	—	(272,698)

JPMorgan SmartRetirement 2020 Fund
Class A	5,789	(108,302)	—	(353,901)	—	(742,915)
Class C	4,186	(2,790)	11,308	(7,538)	20,861	(13,907)
Class R2	52	(719)	—	(12,774)	—	(85,869)
Select Class	156,748	(104,497)	466,142	(310,758)	706,795	(471,187)
Institutional Class	—	(217,406)	—	(298,577)	—	(480,346)

JPMorgan SmartRetirement 2025 Fund
Class A	1,703	(53,068)	—	(244,982)	—	(579,211)
Class C	2,059	(1,372)	4,898	(3,265)	10,201	(6,800)
Class R2	38	(3,290)	—	(17,357)	—	(64,853)
Select Class	61,891	(41,259)	122,339	(81,559)	273,490	(182,324)
Institutional Class	—	(41,128)	—	(62,384)	—	(177,517)

JPMorgan SmartRetirement 2030 Fund
Class A	4,730	(104,190)	—	(335,959)	—	(673,399)
Class C	2,662	(1,775)	9,074	(6,049)	17,965	(11,976)
Class R2	31	(513)	—	(9,754)	—	(65,641)
Select Class	120,857	(80,571)	389,081	(259,385)	601,308	(400,865)
Institutional Class	—	(196,623)	—	(261,827)	—	(408,632)

JPMorgan SmartRetirement 2035 Fund
Class A	1,078	(37,552)	—	(157,031)	—	(368,064)
Class C	1,023	(682)	3,715	(2,476)	7,823	(5,215)
Class R2	15	(556)	—	(4,712)	—	(39,067)
Select Class	47,499	(31,667)	82,036	(54,691)	185,240	(123,491)
Institutional Class	—	(27,368)	—	(38,732)	—	(107,091)

JPMorgan SmartRetirement 2040 Fund
Class A	3,632	(70,874)	—	(234,667)	—	(471,907)

Part I - 29

	Fiscal Year Ended
	6/30/10		6/30/11		6/30/12
Fund	Paid	Waived	Paid	Waived	Paid	Waived
Class C	$2,017	($1,344)	$6,398	($4,266)	$11,930	($7,953)
Class R2	29	(473)	—	(7,283)	—	(43,958)
Select Class	58,293	(38,862)	232,042	(154,693)	396,024	(264,011)
Institutional Class	—	(161,672)	—	(214,227)	—	(309,594)

JPMorgan SmartRetirement 2045 Fund
Class A	293	(13,274)	—	(61,642)	—	(169,075)
Class C	161	(107)	1,301	(867)	3,472	(2,315)
Class R2	14	(208)	—	(2,712)	—	(20,187)
Select Class	11,509	(7,673)	27,390	(18,260)	71,213	(47,473)
Institutional Class	—	(13,814)	—	(19,523)	—	(54,917)

JPMorgan SmartRetirement 2050 Fund
Class A	293	(10,699)	—	(45,354)	—	(120,272)
Class C	245	(163)	1,259	(840)	3,689	(2,460)
Class R2	14	(1,031)	—	(4,431)	—	(18,792)
Select Class	9,233	(6,156)	39,206	(26,136)	84,218	(56,143)
Institutional Class	—	(12,778)	—	(24,891)	—	(56,543)

JPMorgan SmartRetirement 2055 Fund*
Class A	N/A	N/A	N/A	N/A	—	(142)
Class C	N/A	N/A	N/A	N/A	32	(22)
Class R2	N/A	N/A	N/A	N/A	—	(57)
Select Class	N/A	N/A	N/A	N/A	522	(348)
Institutional Class	N/A	N/A	N/A	N/A	1	(22)

*	The Fund commenced operation on 1/31/12 and therefore, does not have any shareholder service fees for the fiscal years ended 6/30/10 and 6/30/11.

For a more complete discussion, see the “Shareholder Servicing” section in Part II of this SAI.

BROKERAGE AND RESEARCH SERVICES

Brokerage Commissions

The Funds paid the following brokerage commissions for the indicated fiscal years (amounts in thousands):

	Fiscal Year Ended 6/30/11	Fiscal Year Ended 6/30/12
JPMorgan SmartRetirement Income Fund
Total Brokerage Commissions	$29	$32
Brokerage Commissions to Affiliated Broker/Dealers	—	—

JPMorgan SmartRetirement 2010 Fund
Total Brokerage Commissions	27	26
Brokerage Commissions to Affiliated Broker/Dealers	—	—

JPMorgan SmartRetirement 2015 Fund

Part I - 30

Total Brokerage Commissions	$45	$57
Brokerage Commissions to Affiliated Broker/Dealers	—	—

JPMorgan SmartRetirement 2020 Fund
Total Brokerage Commissions	111	117
Brokerage Commissions to Affiliated Broker/Dealers	—	—

JPMorgan SmartRetirement 2025 Fund
Total Brokerage Commissions	50	82
Brokerage Commissions to Affiliated Broker/Dealers	—	—

JPMorgan SmartRetirement 2030 Fund
Total Brokerage Commissions	145	177
Brokerage Commissions to Affiliated Broker/Dealers	—	—

JPMorgan SmartRetirement 2035 Fund
Total Brokerage Commissions	37	70
Brokerage Commissions to Affiliated Broker/Dealers	—	—

JPMorgan SmartRetirement 2040 Fund
Total Brokerage Commissions	106	133
Brokerage Commissions to Affiliated Broker/Dealers	—	—

JPMorgan SmartRetirement 2045 Fund
Total Brokerage Commissions	15	32
Brokerage Commissions to Affiliated Broker/Dealers	—	—

JPMorgan SmartRetirement 2050 Fund
Total Brokerage Commissions	17	30
Brokerage Commissions to Affiliated Broker/Dealers	—	—

JPMorgan SmartRetirement 2055 Fund*
Total Brokerage Commissions	N/A	—
Brokerage Commissions to Affiliated Broker/Dealers	N/A	—

*	The Fund commenced operation on 1/31/12 and therefore, does not have any brokerage commission for the fiscal year ended 6/30/11.

Broker Research

The Funds do not presently allocate any brokerage commissions to brokers for broker research.

Securities of Regular Broker-Dealers

Because the Funds invested only in the Underlying Funds for the fiscal period ended June 30, 2012, the Funds did not own securities of their regular broker-dealers.

FINANCIAL INTERMEDIARIES

Other Cash Compensation Payments

During the fiscal period ended June 30, 2012, JPMIM and SC-R&M paid approximately $126,734,706 and $107,246, respectively for all of the J.P. Morgan Funds pursuant to their other cash compensation arrangements. For a more complete discussion, see the “Additional Compensation to Financial Intermediaries” section in Part II of this SAI.

Part I - 31

Finders’ Fee Commissions

Finders’ Fee. Financial Intermediaries who sell $1 million or more of Class A Shares in the aggregate of the J.P. Morgan Equity Funds, the J.P. Morgan Specialty Funds, the J.P. Morgan International Funds, the J.P. Morgan Investor Funds, the JPMorgan SmartRetirement Funds, the SmartAllocation Funds, the J.P. Morgan Income Funds and certain other J.P. Morgan Funds (collectively “Qualifying Funds”) may receive a finder’s fee.

Financial Intermediaries who sell over $1 million of Class A Shares of the JPMorgan SmartRetirement Funds may receive finders’ fees. Such fees are paid in accordance with the following schedule:

Amount of Purchases	Finders’ Fees
$1,000,000 – $3,999,999*	1.00%
$4,000,000 – $9,999,999	0.75%
$10,000,000 – $49,999,999	0.50%
$50,000,000 or more	0.25%

*	If the total sale of Class A Shares of Qualifying Funds is $1,000,000 or more but the amount of the sale applicable to a JPMorgan SmartRetirement Fund is less than $1,000,000, the Financial Intermediary will receive a Finder’s Fee equal to 1.00% of the sale of the Class A Shares of a JPMorgan SmartRetirement Fund. The Finders’ Fee Schedule for sales of the other Qualifying Funds can be found in the Statement of Additional Information for such Qualifying Funds.

The Distributor may also pay Financial Intermediaries a commission of up to 1.00% of gross sales on sales of Class A Shares to certain defined contribution plans. If such defined contribution plan redeems all of the shares that it owns on behalf of participants within 12 months of the purchase date, then the Financial Intermediaries that have received these commissions will be required to reimburse the Distributor up to 1.00% of the lower of the cost of the shares being redeemed or their NAV at the time of redemption. JPMDS reserves the right to alter or change the finder’s fee policy on these Plans at any time at its own discretion. If a Plan redeems all of the shares for which a finder’s fee has been paid within 12 months of the purchase date, JPMDS will reclaim the finder’s fee paid to the Financial Intermediary rather than charge a CDSC to the Plan.

Finders’ Fees Paid By Distributor

For the fiscal period ended June 30, 2012, JPMDS paid approximately $11,478,383 in finders’ fees for all J.P. Morgan Funds. For a more complete discussion, see “Cash Compensation to Financial Intermediaries” section in Part II of this SAI.

TAX MATTERS

Capital Loss Carryforwards

Under the Regulated Investment Company Modernization Act of 2010 (the “2010 Act”), net capital losses recognized by the Funds after June 30, 2011, may get carried forward indefinitely and retain their character as short-term and/or long-term losses. Net capital losses arising in prior years were carried forward eight years and treated as short-term losses. The 2010 Act requires that net capital losses after June 30, 2011 be used before any prior net capital losses.

Part I - 32

For Federal income tax purposes, the following Funds had capital loss carryforwards for the fiscal year ended June 30, 2012 (amounts in thousands) incurred prior to the enactment of the 2010 Act:

Fund	Capital Loss Carryforwards	Expiration Date
JPMorgan SmartRetirement Income Fund	$1,794	6/30/17
	10,415	6/30/18
Total	$12,209

JPMorgan SmartRetirement 2010 Fund	$2,657	6/30/17
	13,144	6/30/18
Total	$15,801

JPMorgan SmartRetirement 2015 Fund	$1,501	6/30/17
	17,362	6/30/18
Total	$18,863

JPMorgan SmartRetirement 2020 Fund	$32,864	6/30/18
Total	$32,864

JPMorgan SmartRetirement 2030 Fund	$366	6/30/17
	30,216	6/30/18
Total	$30,582

JPMorgan SmartRetirement 2040 Fund	$9,510	6/30/18
Total	$9,510

As of June 30, 2012, the following Funds had net capital loss carryforwards (amounts in thousands) incurred after enactment of the 2010 Act:

	Capital Loss Carryforward Character
Funds	Short-Term	Long-Term
JPMorgan SmartRetirement 2030 Fund	$665	$—
JPMorgan SmartRetirement 2040 Fund	6,456	4,823

To the extent that these capital losses are used to offset future capital gain, it is probable that such offset gains will not be distributed to shareholders. For a more complete discussion, see the “Distributions and Tax Matters” section in Part II of this SAI.

PORTFOLIO HOLDINGS DISCLOSURE

A list of the entities that receive the Funds’ portfolio holdings information, the frequency with which it is provided to them and the length of the lag between the date of the information and the date it is disclosed is provided below:

The McGraw-Hill Companies, Inc.—Standard & Poor’s	Monthly	30 days after month end
MorningStar Inc.	Monthly	30 days after month end
Lipper, Inc.	Monthly	30 days after month end
Thomson Financial	Monthly	30 days after month end
Bloomberg LP	Monthly	30 days after month end

Part I - 33

Vickers Stock Research	Monthly	30 days after month end
Factset	Monthly	30 days after month end
JPMorgan Chase & Co.	Monthly	30 days after month end

For a more complete discussion, see the “Portfolio Holdings Disclosure” section in Part II of the SAI.

SHARE OWNERSHIP

Trustees and Officers. As of September 30, 2012, the officers and Trustees, as a group, owned less than 1% of the shares of any class of each Fund.

Principal Holders. As of September 30, 2012, the persons who owned of record, or were known by the Trusts to own beneficially, 5% or more of the outstanding shares of any class of the Funds included in this SAI are shown in Attachment I-A, Principal Shareholders.

FINANCIAL STATEMENTS

The Financial Statements are incorporated by reference to this SAI. The Financial Statements for the fiscal year ended June 30, 2012 have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm to the Trust, as indicated in its reports with respect thereto, and are incorporated herein by reference in reliance upon the authority of said firm as experts in accounting and auditing in giving said reports. These Financial Statements are available without charge upon request by calling J.P. Morgan Funds Services at 1-800-480-4111.

Part I - 34

Attachment 1-A

PRINICPAL SHAREHOLDERS

Name of Fund	Name and Address of Shareholder	Percentage Held
JPMORGAN SMARTRETIREMENT INCOME FUND
CLASS A SHARES	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	8.01%

	HARTFORD SECURITIES DISTRIBUTION COMPANY INC AS AGENT FOR RELIANCE TRUST CO FBO AGENTS PLAN CUSTOMERS 1 GRIFFIN RD N WINDSOR CT 06095-1512	13.50%

CLASS C SHARES	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	9.15%

	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	56.25%

	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	16.68%

INSTITUTIONAL CLASS SHARES	BRICS & CO* C/O JPMORGAN WSS OPERATIONS ATTN NAT AMARATANA TX1-J165 14201 DALLAS PKWY DALLAS TX 75254-2916	48.11%

	NFS LLC FBO FIIOC AGENT FBO QUALIFIED EMPLOYEE PLANS 401K FINOPS-IC FUNDS 100 MAGELLAN WAY # KW1C COVINGTON KY 41015-1987	13.41%

Part I - 35

CLASS R2 SHARES	HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT ATTN JAN TEW ONE HARTFORD PLAZA PO BOX 60 HARTFORD CT 06141-0060	55.01%

	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR EAST 2ND FL JACKSONVILLE FL 32246-6484	7.27%

	NFS LLC FBO STATE STREET BANK TRUST CO TTEE VARIOUS RETIREMENT PLANS 440 MAMARONECK AVE HARRISON NY 10528-2418	21.40%

SELECT CLASS SHARES	DCGT AS TTEE AND/OR CUST FBO PRINCIPAL FINANCIAL GROUP QUALI FIED FIA OMNIBUS ATTN NPIO TRADE DESK 711 HIGH ST DES MOINES IA 50392-0001	8.47%

	HARTFORD SECURITIES DISTRIBUTION COMPANY INC AS AGENT FOR RELIANCE TRUST CO FBO AGENTS PLAN CUSTOMERS 1 GRIFFIN RD N WINDSOR CT 06095-1512	14.32%

	JPMORGAN CHASE AS CUSTODIAN* FBO SUPPLEMENTAL EXECUTIVE RETIREME PLAN OF STANDARD MOTOR PRODUCTS, IN 11500 OUTLOOK ST OVERLAND PARK KS 66211-1804	5.19%

	JPMORGAN CHASE BANK AS TTEE* FBO HIP STAFF EMPLOYEES 401K PLAN C/O JPMORGAN RETIREMENT PLAN SERV 11500 OUTLOOK ST OVERLAND PARK KS 66211-1804	5.46%

	JPMORGAN CHASE BANK CUST* FBO SEPHERION CORPORATION 401K BENEFIT PLAN 11500 OUTLOOK ST OVERLAND PARK KS 66211-1804	5.64%

Part I - 36

	NFS LLC FEBO STATE STREET BANK TRUST CO TTEE VARIOUS RETIREMENT PLANS 440 MAMARONECK AVE HARRISON NY 10528-2418	15.82%

	WELLS FARGO BANK FBO VARIOUS RETIREMENT PLANS 1525 WEST WT HARRIS BLVD CHARLOTTE NC 28288-1076	5.46%
JPMORGAN SMARTRETIREMENT 2010 FUND
CLASS A SHARES	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	8.93%

	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	7.10%

CLASS C SHARES	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FBO CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	35.91%

	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	27.53%

INSTITUTIONAL CLASS SHARES	DCGT TRUSTEE & OR CUSTODIAN FBO PRINCIPAL FINANCIAL GROUP QUALI FIED PRIN ADVTG OMNIBUS ATTN NPIO TRADE DESK 711 HIGH ST DES MOINES IA 50392-0001	8.36%

Part I - 37

	HARTFORD SECURITIES DISTRIBUTION COMPANY INC AS AGENT FOR RELIANCE TRUST CO FBO AGENTS PLAN CUSTOMERS 1 GRIFFIN RD N WINDSOR CT 06095-1512	7.13%

	JPMORGAN CHASE BANK AS TRUSTEE FBO* CLARIAN HEALTH PARTNERS DC PLAN JPMRPS MGMT RPTG TEAM 11500 OUTLOOK STREET OVERLAND PARK KS 66211-1804	8.69%

	JPMORGAN CHASE BANK CUST* FBO IOWA HEALTH SYSTEM SECTION 401K JPMRPS MGMT RPTG TEAM 11500 OUTLOOK STREET OVERLAND PARK KS 66211-1804	11.00%

	JPMORGAN CHASE TTEE FBO* SALLY BEAUTY 401K & PSP 11500 OUTLOOK ST OVERLAND PARK KS 66211-1804	8.52%

	NFS LLC FBO FIIOC AGENT FBO QUALIFIED EMPLOYEE PLANS 401K FINOPS-IC FUNDS 100 MAGELLAN WAY # KW1C COVINGTON KY 41015-1987	5.64%

CLASS R2 SHARES	HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT ATTN JAN TEW ONE HARTFORD PLAZA PO BOX 60 HARTFORD CT 06141-0060	29.97%

	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR EAST 2ND FL JACKSONVILLE FL 32246-6484	11.08%

	NFS LLC FBO STATE STREET BANK TRUST CO TTEE VARIOUS RETIREMENT PLANS 440 MAMARONECK AVE HARRISON NY 10528-2418	20.39%

Part I - 38

SELECT CLASS SHARES	JPMORGAN CHASE BANK TTEE/CUST* FOR THE TIAA-CREF RETIREMENT PLANS PROGRAM 1 CHASE MANHATTAN PLZ FL 19 ATTN JAMES BARTLEY NEW YORK NY 10005-1401	7.72%

	NFS LLC FEBO STATE STREET BANK TRUST CO TTEE VARIOUS RETIREMENT PLANS 440 MAMARONECK AVE HARRISON NY 10528-2418	8.44%

	RELIANCE TRUST COMPANY FBO INSPE AMEN CUST PO BOX 48529 ATLANTA GA 30362-1529	34.83%

	WELLS FARGO BANK FBO VARIOUS RETIREMENT PLANS 1525 WEST WT HARRIS BLVD CHARLOTTE NC 28288-1076	7.64%
JPMORGAN SMARTRETIREMENT 2015 FUND
CLASS A SHARES	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	10.73%

	GREAT-WEST TRUST COMPANY LLC TTEE F EMPLOYEE BENEFITS CLIENTS 401K 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	5.04%

	HARTFORD SECURITIES DISTRIBUTION COMPANY INC AS AGENT FOR RELIANCE TRUST CO FBO AGENTS PLAN CUSTOMERS 1 GRIFFIN RD N WINDSOR CT 06095-1512	8.79%

	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	6.29%

Part I - 39

CLASS C SHARES	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	6.65%

	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FBO CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	22.37%

	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	34.73%

	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA TWO FL 3 JERSEY CITY NJ 07311	5.41%

INSTITUTIONAL CLASS SHARES	HARTFORD SECURITIES DISTRIBUTION COMPANY INC AS AGENT FOR RELIANCE TRUST CO FBO AGENTS PLAN CUSTOMERS 1 GRIFFIN RD N WINDSOR CT 06095-1512	5.16%

	JPMORGAN CHASE BANK AS TRUSTEE FBO* CLARIAN HEALTH PARTNERS DC PLAN JPMRPS MGMT RPTG TEAM 11500 OUTLOOK STREET OVERLAND PARK KS 66211-1804	10.13%

	JPMORGAN CHASE BANK CUST* FBO IOWA HEALTH SYSTEM SECTION 401K JPMRPS MGMT RPTG TEAM 11500 OUTLOOK STREET OVERLAND PARK KS 66211-1804	8.75%

	JPMORGAN CHASE TTEE FBO* SALLY BEAUTY 401K & PSP 11500 OUTLOOK ST OVERLAND PARK KS 66211-1804	6.50%

	NFS LLC FBO FIIOC AGENT FBO QUALIFIED EMPLOYEE PLANS 401K FINOPS-IC FUNDS 100 MAGELLAN WAY # KW1C COVINGTON KY 41015-1987	15.51%

Part I - 40

CLASS R2 SHARES	HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT ATTN JAN TEW ONE HARTFORD PLAZA PO BOX 60 HARTFORD CT 06141-0060	42.93%

	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR EAST 2ND FL JACKSONVILLE FL 32246-6484	10.62%

	NFS LLC FBO STATE STREET BANK TRUST CO TTEE VARIOUS RETIREMENT PLANS 440 MAMARONECK AVE HARRISON NY 10528-2418	22.43%

SELECT CLASS SHARES	CHARLES SCHWAB & CO INC ATTN MUTUAL FUND OPS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	5.26%

	HARTFORD SECURITIES DISTRIBUTION COMPANY INC AS AGENT FOR RELIANCE TRUST CO FBO AGENTS PLAN CUSTOMERS 1 GRIFFIN RD N WINDSOR CT 06095-1512	13.40%

	JPMORGAN CHASE BANK TTEE/CUST* FOR THE TIAA-CREF RETIREMENT PLANS PROGRAM 1 CHASE MANHATTAN PLZ FL 19 ATTN JAMES BARTLEY NEW YORK NY 10005-1401	10.58%

	NFS LLC FBO FIIOC AGENT FBO QUALIFIED EMPLOYEE PLANS 401K FINOPS-IC FUNDS 100 MAGELLAN WAY # KW1C COVINGTON KY 41015-1987	7.03%

Part I - 41

	NFS LLC FEBO STATE STREET BANK TRUST CO TTEE VARIOUS RETIREMENT PLANS 440 MAMARONECK AVE HARRISON NY 10528-2418	20.53%
JPMORGAN SMARTRETIREMENT 2020 FUND
CLASS A SHARES	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	7.09%

	GREAT-WEST TRUST COMPANY LLC TTEE F EMPLOYEE BENEFITS CLIENTS 401K 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	5.41%

	HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT ATTN JAN TEW ONE HARTFORD PLAZA PO BOX 60 HARTFORD CT 06141-0060	5.62%

	HARTFORD SECURITIES DISTRIBUTION COMPANY INC AS AGENT FOR RELIANCE TRUST CO FBO AGENTS PLAN CUSTOMERS 1 GRIFFIN RD N WINDSOR CT 06095-1512	9.09%

	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	6.50%

CLASS C SHARES	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FBO CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	16.43%

	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	41.31%

Part I - 42

INSTITUTIONAL CLASS SHARES	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	6.10%

	HARTFORD SECURITIES DISTRIBUTION COMPANY INC AS AGENT FOR RELIANCE TRUST CO FBO AGENTS PLAN CUSTOMERS 1 GRIFFIN RD N WINDSOR CT 06095-1512	6.14%

	JPMORGAN CHASE BANK AS TRUSTEE FBO* CLARIAN HEALTH PARTNERS DC PLAN JPMRPS MGMT RPTG TEAM 11500 OUTLOOK STREET OVERLAND PARK KS 66211-1804	9.29%

	JPMORGAN CHASE BANK CUST* FBO IOWA HEALTH SYSTEM SECTION 401K JPMRPS MGMT RPTG TEAM 11500 OUTLOOK STREET OVERLAND PARK KS 66211-1804	10.54%

	NFS LLC FBO FIIOC AGENT FBO QUALIFIED EMPLOYEE PLANS 401K FINOPS-IC FUNDS 100 MAGELLAN WAY # KW1C COVINGTON KY 41015-1987	15.41%

CLASS R2 SHARES	HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT ATTN JAN TEW ONE HARTFORD PLAZA PO BOX 60 HARTFORD CT 06141-0060	48.41%

	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR EAST 2ND FL JACKSONVILLE FL 32246-6484	7.97%

	NFS LLC FBO STATE STREET BANK TRUST CO TTEE VARIOUS RETIREMENT PLANS 440 MAMARONECK AVE HARRISON NY 10528-2418	18.78%

Part I - 43

SELECT CLASS SHARES	DCGT AS TTEE AND/OR CUST FBO PRINCIPAL FINANCIAL GROUP QUALI FIED FIA OMNIBUS ATTN NPIO TRADE DESK 711 HIGH ST DES MOINES IA 50392-0001	5.17%

	HARTFORD SECURITIES DISTRIBUTION COMPANY INC AS AGENT FOR RELIANCE TRUST CO FBO AGENTS PLAN CUSTOMERS 1 GRIFFIN RD N WINDSOR CT 06095-1512	6.46%

	NFS LLC FEBO STATE STREET BANK TRUST CO TTEE VARIOUS RETIREMENT PLANS 440 MAMARONECK AVE HARRISON NY 10528-2418	12.30%

	RELIANCE TRUST COMPANY FBO INSPE AMEN CUST PO BOX 48529 ATLANTA GA 30362-1529	27.02%

	WELLS FARGO BANK FBO VARIOUS RETIREMENT PLANS 1525 WEST WT HARRIS BLVD CHARLOTTE NC 28288-1076	5.94%
JPMORGAN SMARTRETIREMENT 2025 FUND
CLASS A SHARES	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	6.75%

	GREAT-WEST TRUST COMPANY LLC TTEE F EMPLOYEE BENEFITS CLIENTS 401K 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	5.67%

Part I - 44

	HARTFORD SECURITIES DISTRIBUTION COMPANY INC AS AGENT FOR RELIANCE TRUST CO FBO AGENTS PLAN CUSTOMERS 1 GRIFFIN RD N WINDSOR CT 06095-1512	7.64%

CLASS C SHARES	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	6.08%

	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FBO CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	12.28%

	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	48.64%

INSTITUTIONAL CLASS SHARES	HARTFORD SECURITIES DISTRIBUTION COMPANY INC AS AGENT FOR RELIANCE TRUST CO FBO AGENTS PLAN CUSTOMERS 1 GRIFFIN RD N WINDSOR CT 06095-1512	8.25%

	JPMORGAN CHASE AS TTEE* FOR IOWA HEALTH SYSTEM SECTION 401K RETIREMENT SAVINGS PLAN 11500 OUTLOOK ST OVERLAND PARK KS 66211-1804	5.90%

	JPMORGAN CHASE TTEE FBO* SALLY BEAUTY 401K & PSP 11500 OUTLOOK ST OVERLAND PARK KS 66211-1804	9.92%

	NFS LLC FBO FIIOC AGENT FBO QUALIFIED EMPLOYEE PLANS 401K FINOPS-IC FUNDS 100 MAGELLAN WAY # KW1C COVINGTON KY 41015-1987	19.74%

CLASS R2 SHARES	GREAT-WEST TRUST COMPANY LLC TTEE F EMPLOYEE BENEFITS CLIENTS 401K 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	11.35%

Part I - 45

	HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT ATTN JAN TEW ONE HARTFORD PLAZA PO BOX 60 HARTFORD CT 06141-0060	39.14%

	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR EAST 2ND FL JACKSONVILLE FL 32246-6484	5.97%

	NFS LLC FBO STATE STREET BANK TRUST CO TTEE VARIOUS RETIREMENT PLANS 440 MAMARONECK AVE HARRISON NY 10528-2418	19.42%

SELECT CLASS SHARES	CHARLES SCHWAB & CO INC ATTN MUTUAL FUND OPS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	8.43%

	HARTFORD SECURITIES DISTRIBUTION COMPANY INC AS AGENT FOR RELIANCE TRUST CO FBO AGENTS PLAN CUSTOMERS 1 GRIFFIN RD N WINDSOR CT 06095-1512	12.93%

	JPMORGAN CHASE BANK CUST* FBO SEPHERION CORPORATION 401K BENEFIT PLAN 11500 OUTLOOK ST OVERLAND PARK KS 66211-1804	6.39%

	JPMORGAN CHASE BANK TTEE/CUST* FOR THE TIAA-CREF RETIREMENT PLANS PROGRAM 1 CHASE MANHATTAN PLZ FL 19 ATTN JAMES BARTLEY NEW YORK NY 10005-1401	9.29%

	NFS LLC FBO FIIOC AGENT FBO QUALIFIED EMPLOYEE PLANS 401K FINOPS-IC FUNDS 100 MAGELLAN WAY # KW1C COVINGTON KY 41015-1987	6.75%

Part I - 46

	NFS LLC FEBO STATE STREET BANK TRUST CO TTEE VARIOUS RETIREMENT PLANS 440 MAMARONECK AVE HARRISON NY 10528-2418	28.16%
JPMORGAN SMARTRETIREMENT 2030 FUND
CLASS A SHARES	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	7.00%

	DCGT AS TTEE AND/OR CUST FBO PRINCIPAL FINANCIAL GROUP QUALI FIED FIA OMNIBUS ATTN NPIO TRADE DESK 711 HIGH ST DES MOINES IA 50392-0001	5.00%

	GREAT-WEST TRUST COMPANY LLC TTEE F EMPLOYEE BENEFITS CLIENTS 401K 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	5.37%

	HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT ATTN JAN TEW ONE HARTFORD PLAZA PO BOX 60 HARTFORD CT 06141-0060	5.51%

	HARTFORD SECURITIES DISTRIBUTION COMPANY INC AS AGENT FOR RELIANCE TRUST CO FBO AGENTS PLAN CUSTOMERS 1 GRIFFIN RD N WINDSOR CT 06095-1512	7.41%

	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	6.02%

Part I - 47

CLASS C SHARES	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FBO CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	15.62%

	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	55.35%

	PERSHING LLC P.O. BOX 2052 JERSEY CITY NJ 07303-2052	7.40%

INSTITUTIONAL CLASS SHARES	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	6.03%

	JPMORGAN CHASE BANK AS TRUSTEE FBO* CLARIAN HEALTH PARTNERS DC PLAN JPMRPS MGMT RPTG TEAM 11500 OUTLOOK STREET OVERLAND PARK KS 66211-1804	10.07%

	JPMORGAN CHASE BANK CUST* FBO IOWA HEALTH SYSTEM SECTION 401K JPMRPS MGMT RPTG TEAM 11500 OUTLOOK STREET OVERLAND PARK KS 66211-1804	13.65%

	NFS LLC FBO FIIOC AGENT FBO QUALIFIED EMPLOYEE PLANS 401K FINOPS-IC FUNDS 100 MAGELLAN WAY # KW1C COVINGTON KY 41015-1987	11.66%

CLASS R2 SHARES	GREAT-WEST TRUST CO LLC FBO PUTNAM FBO RECORDKEEPING FOR VARIOUS BENEF 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	5.86%

Part I - 48

	HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT ATTN JAN TEW ONE HARTFORD PLAZA PO BOX 60 HARTFORD CT 06141-0060	43.30%

	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR EAST 2ND FL JACKSONVILLE FL 32246-6484	11.94%

	NFS LLC FBO STATE STREET BANK TRUST CO TTEE VARIOUS RETIREMENT PLANS 440 MAMARONECK AVE HARRISON NY 10528-2418	14.62%

SELECT CLASS SHARES	DCGT AS TTEE AND/OR CUST FBO PRINCIPAL FINANCIAL GROUP QUALI FIED FIA OMNIBUS ATTN NPIO TRADE DESK 711 HIGH ST DES MOINES IA 50392-0001	5.94%

	HARTFORD SECURITIES DISTRIBUTION COMPANY INC AS AGENT FOR RELIANCE TRUST CO FBO AGENTS PLAN CUSTOMERS 1 GRIFFIN RD N WINDSOR CT 06095-1512	5.74%

	NFS LLC FEBO STATE STREET BANK TRUST CO TTEE VARIOUS RETIREMENT PLANS 440 MAMARONECK AVE HARRISON NY 10528-2418	10.80%

	RELIANCE TRUST COMPANY FBO INSPE AMEN CUST PO BOX 48529 ATLANTA GA 30362-1529	29.45%

	WELLS FARGO BANK FBO VARIOUS RETIREMENT PLANS 1525 WEST WT HARRIS BLVD CHARLOTTE NC 28288-1076	6.94%
JPMORGAN SMARTRETIREMENT 2035 FUND

Part I - 49

CLASS A SHARES	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	6.87%

	HARTFORD SECURITIES DISTRIBUTION COMPANY INC AS AGENT FOR RELIANCE TRUST CO FBO AGENTS PLAN CUSTOMERS 1 GRIFFIN RD N WINDSOR CT 06095-1512	7.87%

CLASS C SHARES	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	7.03%

	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FBO CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	21.72%

	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103-2523	7.44%

	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	43.81%

	RBC CAPITAL MARKETS LLC MUTUAL FUND OMNIBUS PROCESSING OMNIBUS ATTN MUTUAL FUND OPS MANAGER 510 MARQUETTE AVE S MINNEAPOLIS MN 55402-1110	5.30%

INSTITUTIONAL CLASS SHARES	HARTFORD SECURITIES DISTRIBUTION COMPANY INC AS AGENT FOR RELIANCE TRUST CO FBO AGENTS PLAN CUSTOMERS 1 GRIFFIN RD N WINDSOR CT 06095-1512	7.69%

Part I - 50

	JPMORGAN CHASE AS TTEE* FOR IOWA HEALTH SYSTEM SECTION 401K RETIREMENT SAVINGS PLAN 11500 OUTLOOK ST OVERLAND PARK KS 66211-1804	7.72%

	JPMORGAN CHASE TTEE FBO* SALLY BEAUTY 401K & PSP 11500 OUTLOOK ST OVERLAND PARK KS 66211-1804	9.18%

	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	5.40%

	NFS LLC FBO FIIOC AGENT FBO QUALIFIED EMPLOYEE PLANS 401K FINOPS-IC FUNDS 100 MAGELLAN WAY # KW1C COVINGTON KY 41015-1987	23.30%

CLASS R2 SHARES	GREAT-WEST TRUST CO LLC FBO PUTNAM FBO RECORDKEEPING FOR VARIOUS BENEF 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	5.25%

	HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT ATTN JAN TEW ONE HARTFORD PLAZA PO BOX 60 HARTFORD CT 06141-0060	38.72%

	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR EAST 2ND FL JACKSONVILLE FL 32246-6484	7.70%

	NFS LLC FBO STATE STREET BANK TRUST CO TTEE VARIOUS RETIREMENT PLANS 440 MAMARONECK AVE HARRISON NY 10528-2418	24.13%

Part I - 51

SELECT CLASS SHARES	CHARLES SCHWAB & CO INC ATTN MUTUAL FUND OPS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	7.91%

	HARTFORD SECURITIES DISTRIBUTION COMPANY INC AS AGENT FOR RELIANCE TRUST CO FBO AGENTS PLAN CUSTOMERS 1 GRIFFIN RD N WINDSOR CT 06095-1512	7.74%

	JPMORGAN CHASE BANK CUST* FBO SEPHERION CORPORATION 401K BENEFIT PLAN 11500 OUTLOOK ST OVERLAND PARK KS 66211-1804	10.31%

	JPMORGAN CHASE BANK TTEE/CUST* FOR THE TIAA-CREF RETIREMENT PLANS PROGRAM 1 CHASE MANHATTAN PLZ FL 19 ATTN JAMES BARTLEY NEW YORK NY 10005-1401	12.15%

	NFS LLC FBO FIIOC AGENT FBO QUALIFIED EMPLOYEE PLANS 401K FINOPS-IC FUNDS 100 MAGELLAN WAY # KW1C COVINGTON KY 41015-1987	8.69%

	NFS LLC FEBO STATE STREET BANK TRUST CO TTEE VARIOUS RETIREMENT PLANS 440 MAMARONECK AVE HARRISON NY 10528-2418	22.16%

	WELLS FARGO BANK N A FBO VARIOUS RETIRMENT PLANS 1525 WEST WT HARRIS BLVD CHARLOTTE NC 28262-8522	6.35%
JPMORGAN SMARTRETIREMENT 2040 FUND
CLASS A SHARES	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	6.02%

Part I - 52

	DCGT AS TTEE AND/OR CUST FBO PRINCIPAL FINANCIAL GROUP QUALI FIED FIA OMNIBUS ATTN NPIO TRADE DESK 711 HIGH ST DES MOINES IA 50392-0001	6.65%

	GREAT-WEST TRUST COMPANY LLC TTEE F EMPLOYEE BENEFITS CLIENTS 401K 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	7.31%

	HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT ATTN JAN TEW ONE HARTFORD PLAZA PO BOX 60 HARTFORD CT 06141-0060	5.21%

	HARTFORD SECURITIES DISTRIBUTION COMPANY INC AS AGENT FOR RELIANCE TRUST CO FBO AGENTS PLAN CUSTOMERS 1 GRIFFIN RD N WINDSOR CT 06095-1512	8.57%

	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	6.07%

CLASS C SHARES	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FBO CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	15.45%

	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	64.80%

INSTITUTIONAL CLASS SHARES	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	6.17%

Part I - 53

	DCGT TRUSTEE & OR CUSTODIAN FBO PRINCIPAL FINANCIAL GROUP QUALI FIED PRIN ADVTG OMNIBUS ATTN NPIO TRADE DESK 711 HIGH ST DES MOINES IA 50392-0001	5.02%

	JPMORGAN CHASE BANK AS TRUSTEE FBO* CLARIAN HEALTH PARTNERS DC PLAN JPMRPS MGMT RPTG TEAM 11500 OUTLOOK STREET OVERLAND PARK KS 66211-1804	12.94%

	JPMORGAN CHASE BANK CUST* FBO IOWA HEALTH SYSTEM SECTION 401K JPMRPS MGMT RPTG TEAM 11500 OUTLOOK STREET OVERLAND PARK KS 66211-1804	19.71%

	NFS LLC FBO FIIOC AGENT FBO QUALIFIED EMPLOYEE PLANS 401K FINOPS-IC FUNDS 100 MAGELLAN WAY # KW1C COVINGTON KY 41015-1987	10.23%

CLASS R2 SHARES	GREAT-WEST TRUST CO LLC FBO PUTNAM FBO RECORDKEEPING FOR VARIOUS BENEF 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	7.29%

	HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT ATTN JAN TEW ONE HARTFORD PLAZA PO BOX 60 HARTFORD CT 06141-0060	38.19%

	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR EAST 2ND FL JACKSONVILLE FL 32246-6484	12.84%

Part I - 54

	NFS LLC FBO STATE STREET BANK TRUST CO TTEE VARIOUS RETIREMENT PLANS 440 MAMARONECK AVE HARRISON NY 10528-2418	17.19%

SELECT CLASS SHARES	HARTFORD SECURITIES DISTRIBUTION COMPANY INC AS AGENT FOR RELIANCE TRUST CO FBO AGENTS PLAN CUSTOMERS 1 GRIFFIN RD N WINDSOR CT 06095-1512	5.92%

	JPMORGAN CHASE BANK TTEE/CUST* FOR THE TIAA-CREF RETIREMENT PLANS PROGRAM 1 CHASE MANHATTAN PLZ FL 19 ATTN JAMES BARTLEY NEW YORK NY 10005-1401	8.10%

	NFS LLC FEBO STATE STREET BANK TRUST CO TTEE VARIOUS RETIREMENT PLANS 440 MAMARONECK AVE HARRISON NY 10528-2418	9.33%

	RELIANCE TRUST COMPANY FBO INSPE AMEN CUST PO BOX 48529 ATLANTA GA 30362-1529	32.28%

	WELLS FARGO BANK FBO VARIOUS RETIREMENT PLANS 1525 WEST WT HARRIS BLVD CHARLOTTE NC 28288-1076	5.11%
JPMORGAN SMARTRETIREMENT 2045 FUND
CLASS A SHARES	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	5.61%

	GREAT-WEST TRUST COMPANY LLC TTEE F EMPLOYEE BENEFITS CLIENTS 401K 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	6.41%

Part I - 55

	HARTFORD SECURITIES DISTRIBUTION COMPANY INC AS AGENT FOR RELIANCE TRUST CO FBO AGENTS PLAN CUSTOMERS 1 GRIFFIN RD N WINDSOR CT 06095-1512	9.66%

CLASS C SHARES	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FBO CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	17.04%

	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF CUSTOMERS 4800 DEER LAKE DR EAST JACKSONVILLE FL 32246-6484	54.51%

INSTITUTIONAL CLASS SHARES	HARTFORD SECURITIES DISTRIBUTION COMPANY INC AS AGENT FOR RELIANCE TRUST CO FBO AGENTS PLAN CUSTOMERS 1 GRIFFIN RD N WINDSOR CT 06095-1512	8.07%

	JPMORGAN CHASE AS TTEE* FOR IOWA HEALTH SYSTEM SECTION 401K RETIREMENT SAVINGS PLAN 11500 OUTLOOK ST OVERLAND PARK KS 66211-1804	13.63%

	JPMORGAN CHASE TTEE FBO* SALLY BEAUTY 401K & PSP 11500 OUTLOOK ST OVERLAND PARK KS 66211-1804	6.68%

	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	6.07%

	NFS LLC FBO FIIOC AGENT FBO QUALIFIED EMPLOYEE PLANS 401K FINOPS-IC FUNDS 100 MAGELLAN WAY # KW1C COVINGTON KY 41015-1987	18.05%

Part I - 56

CLASS R2 SHARES	GREAT-WEST TRUST CO LLC FBO PUTNAM FBO RECORDKEEPING FOR VARIOUS BENEF 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	5.75%

	HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT ATTN JAN TEW ONE HARTFORD PLAZA PO BOX 60 HARTFORD CT 06141-0060	32.67%

	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR EAST 2ND FL JACKSONVILLE FL 32246-6484	5.85%

	NFS LLC FBO STATE STREET BANK TRUST CO TTEE VARIOUS RETIREMENT PLANS 440 MAMARONECK AVE HARRISON NY 10528-2418	32.71%

	WELLS FARGO BANK FBO VARIOUS RETIREMENT PLANS 1525 WEST WT HARRIS BLVD CHARLOTTE NC 28288-1151	5.07%

SELECT CLASS SHARES	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	8.95%

	HARTFORD SECURITIES DISTRIBUTION COMPANY INC AS AGENT FOR RELIANCE TRUST CO FBO AGENTS PLAN CUSTOMERS 1 GRIFFIN RD N WINDSOR CT 06095-1512	9.06%

	JPMORGAN CHASE BANK CUST* FBO SEPHERION CORPORATION 401K BENEFIT PLAN 11500 OUTLOOK ST OVERLAND PARK KS 66211-1804	6.69%

Part I - 57

	JPMORGAN CHASE BANK TTEE/CUST* FOR THE TIAA-CREF RETIREMENT PLANS PROGRAM 1 CHASE MANHATTAN PLZ FL 19 ATTN JAMES BARTLEY NEW YORK NY 10005-1401	12.63%

	NEW YORK LIFE TRUST CO 169 LACKAWANNA AVE PARSIPPANY NJ 07054-1007	7.78%

	NFS LLC FBO FIIOC AGENT FBO QUALIFIED EMPLOYEE PLANS 401K FINOPS-IC FUNDS 100 MAGELLAN WAY # KW1C COVINGTON KY 41015-1987	10.34%

	NFS LLC FEBO STATE STREET BANK TRUST CO TTEE VARIOUS RETIREMENT PLANS 440 MAMARONECK AVE HARRISON NY 10528-2418	19.13%
JPMORGAN SMARTRETIREMENT 2050 FUND
CLASS A SHARES	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	6.35%

	DCGT AS TTEE AND/OR CUST FBO PRINCIPAL FINANCIAL GROUP QUALI FIED FIA OMNIBUS ATTN NPIO TRADE DESK 711 HIGH ST DES MOINES IA 50392-0001	7.35%

	GREAT-WEST TRUST COMPANY LLC TTEE F EMPLOYEE BENEFITS CLIENTS 401K 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	6.21%

	HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT ATTN JAN TEW ONE HARTFORD PLAZA PO BOX 60 HARTFORD CT 06141-0060	5.60%

Part I - 58

	HARTFORD SECURITIES DISTRIBUTION COMPANY INC AS AGENT FOR RELIANCE TRUST CO FBO AGENTS PLAN CUSTOMERS 1 GRIFFIN RD N WINDSOR CT 06095-1512	10.19%

	NEW YORK LIFE TRUST CO 169 LACKAWANNA AVE PARSIPPANY NJ 07054-1007	6.14%

	NFS LLC FEBO STATE STREET BANK TRUST CO TTEE VARIOUS RETIREMENT PLANS 440 MAMARONECK AVE HARRISON NY 10528-2418	8.53%

CLASS C SHARES	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FBO CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	9.01%

	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103-2523	5.01%

	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	50.14%

	UBS WM USA OMNI ACCOUNT M/F ATTN DEPARTMENT MANAGER 499 WASHINGTON BLVD FL 9 JERSEY CITY NJ 07310-2055	9.60%

INSTITUTIONAL CLASS SHARES	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	5.82%

Part I - 59

	JPMORGAN CHASE AS CUST* FBO CLARIAN HEALTH PARTNERS DEFINED CONTRIBUTION PLAN C/O JPMORGAN RETIREMENT PLAN SERV 11500 OUTLOOK ST OVERLAND PARK KS 66211-1804	16.68%

	JPMORGAN CHASE AS TTEE* FOR IOWA HEALTH SYSTEM SECTION 401K RETIREMENT SAVINGS PLAN 11500 OUTLOOK ST OVERLAND PARK KS 66211-1804	17.41%

	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	5.24%

	NFS LLC FBO FIIOC AGENT FBO QUALIFIED EMPLOYEE PLANS 401K FINOPS-IC FUNDS 100 MAGELLAN WAY # KW1C COVINGTON KY 41015-1987	9.45%

CLASS R2 SHARES	GREAT-WEST TRUST COMPANY LLC TTEE F EMPLOYEE BENEFITS CLIENTS 401K 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	6.12%

	HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT ATTN JAN TEW ONE HARTFORD PLAZA PO BOX 60 HARTFORD CT 06141-0060	29.83%

	ING LIFE INS AND ANNUITY CO ATTN TREASURY DEPT 5780 POWERS FERRY RD NW ATLANTA GA 30327-4347	5.76%

	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR EAST 2ND FL JACKSONVILLE FL 32246-6484	11.41%

Part I - 60

	NFS LLC FBO STATE STREET BANK TRUST CO TTEE VARIOUS RETIREMENT PLANS 440 MAMARONECK AVE HARRISON NY 10528-2418	20.61%

SELECT CLASS SHARES	DCGT AS TTEE AND/OR CUST FBO PRINCIPAL FINANCIAL GROUP QUALI FIED FIA OMNIBUS ATTN NPIO TRADE DESK 711 HIGH ST DES MOINES IA 50392-0001	8.34%

	DCGT AS TTEE AND/OR CUST FBO PRINCIPAL FINANCIAL GROUP QUALI FIED PRIN ADVTG OMNIBUS ATTN NPIO TRADE DESK 711 HIGH ST DES MOINES IA 50392-0001	5.13%

	HARTFORD SECURITIES DISTRIBUTION COMPANY INC AS AGENT FOR RELIANCE TRUST CO FBO AGENTS PLAN CUSTOMERS 1 GRIFFIN RD N WINDSOR CT 06095-1512	5.05%

	JPMORGAN CHASE BANK AS TRUSTEE* FBO PROFIT SHARING PLAN FOR EMPLOYEES OF TRINITY INC 11500 OUTLOOK ST OVERLAND PARK KS 66211-1804	5.44%

	NFS LLC FBO FIIOC AGENT FBO QUALIFIED EMPLOYEE PLANS 401K FINOPS-IC FUNDS 100 MAGELLAN WAY # KW1C COVINGTON KY 41015-1987	8.54%

	NFS LLC FEBO STATE STREET BANK TRUST CO TTEE VARIOUS RETIREMENT PLANS 440 MAMARONECK AVE HARRISON NY 10528-2418	11.85%

	RELIANCE TRUST COMPANY FBO INSPE AMEN CUST PO BOX 48529 ATLANTA GA 30362-1529	19.03%

Part I - 61

	WELLS FARGO BANK FBO VARIOUS RETIREMENT PLANS 1525 WEST WT HARRIS BLVD CHARLOTTE NC 28288-1076	5.61%
JPMORGAN SMARTRETIREMENT 2055 FUND
CLASS A SHARES	JP MORGAN INVESTMENT MGMT* ATTN CLIENT SERVICES 1111 POLARIS PKWY COLUMBUS OH 43240-2031	6.80%

	PATTERSON & CO FBO MCMINNVILLE ELECTRIC SYSTEM MPP 1525 WEST WT HARRIS BLVD CHARLOTTE NC 28288-1076	5.55%

	STATE STREET BANK & TRUST CO CUST FOR THE TRAD IRA OF AARON M RAMIREZ 818 N QUINCY ST APT 1112 ARLINGTON VA 22203-2083	6.59%

	STATE STREET BANK & TRUST CO CUST FOR THE TRAD IRA OF ANDY TONG 335 SW 31ST AVE DEERFIELD BCH FL 33442-2346	9.21%

	STATE STREET BANK & TRUST CO CUST FOR THE TRAD IRA OF RONALD C SCHULTZ JR 10242 ANDOVER DR TWINSBURG OH 44087-3326	10.84%

CLASS C SHARES	JP MORGAN INVESTMENT MGMT* ATTN CLIENT SERVICES 1111 POLARIS PKWY COLUMBUS OH 43240-2031	97.95%

INSTITUTIONAL CLASS SHARES	DCGT TRUSTEE & OR CUSTODIAN FBO PRINCIPAL FINANCIAL GROUP QUALI FIED PRIN ADVTG OMNIBUS ATTN NPIO TRADE DESK 711 HIGH ST DES MOINES IA 50392-0001	50.86%

	GREAT-WEST TRUST COMPANY LLC TTEE F EMPLOYEE BENEFITS CLIENTS 401K 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	11.73%

Part I - 62

	JPMORGAN CHASE TTEE FBO* HALEY & ALDRICH INC DISCRETIONARY PS & 401K PLAN 11500 OUTLOOK ST OVERLAND PARK KS 66211-1804	8.07%

	JPMORGAN CHASE TTEE FBO* JSJ RET PLAN SAVINGS & INVESTME 11500 OUTLOOK ST OVERLAND PARK KS 66211-1804	5.10%

	JP MORGAN INVESTMENT MGMT* ATTN CLIENT SERVICES 1111 POLARIS PKWY COLUMBUS OH 43240-2031	13.52%

	NFS LLC FBO FIIOC AGENT FBO QUALIFIED EMPLOYEE PLANS 401K FINOPS-IC FUNDS 100 MAGELLAN WAY # KW1C COVINGTON KY 41015-1987	6.25%

CLASS R2 SHARES	JP MORGAN INVESTMENT MGMT* ATTN CLIENT SERVICES 1111 POLARIS PKWY COLUMBUS OH 43240-2031	60.89%

	MG TRUST CO CUST FBO LEVICK STRATEGIC COMMUNICATION 401 700 17TH ST STE 300 DENVER CO 80202-3531	32.93%

SELECT CLASS SHARES	DCGT TRUSTEE & OR CUSTODIAN FBO PRINCIPAL FINANCIAL GROUP QUALI FIED PRIN ADVTG OMNIBUS ATTN NPIO TRADE DESK 711 HIGH ST DES MOINES IA 50392-0001	7.17%

	JP MORGAN INVESTMENT MGMT* ATTN CLIENT SERVICES 1111 POLARIS PKWY COLUMBUS OH 43240-2031	86.44%

*	The shareholder of record is a subsidiary or affiliate of JPMorgan Chase & Co. (a “JPMorgan Affiliate”). Typically, the shares are held for the benefit of underlying accounts for which the JPMorgan Affiliate may have voting or investment power. To the extent that JPMorgan Affiliates own 25% or more of a class of shares of a Fund, JPMorgan Chase & Co. may be deemed to be a “controlling person” of such shares under the 1940 Act.

Part I - 63

Persons owning 25% or more of the outstanding shares of the Fund may be presumed to “control” (as that term is defined in the 1940 Act) the Fund. As a result, those persons may have the ability to control the outcome on any matter requiring the approval of shareholders of the Fund.

Part I - 64

J.P. Morgan Funds

STATEMENT OF ADDITIONAL INFORMATION, PART I

June 12, 2012, as supplemented January 23, 2013

JPMORGAN TRUST I (“JPMT I”)

Fund Name	A	C	Select	R2	R5	R6
JPMorgan SmartRetirement® Blend Income Fund	JIABX*	JICBX*	JIJSX	JIRBX*	JIBBX	JIYBX
JPMorgan SmartRetirement® Blend 2015 Fund	JSBAX*	JSBCX*	JSBEX	JSBRX*	JSBWX	JSBYX
JPMorgan SmartRetirement® Blend 2020 Fund	JPOAX*	JPCCX*	JSSRX	JIORX*	JBSRX	JSYRX
JPMorgan SmartRetirement® Blend 2025 Fund	JBASX*	JBCSX*	JBSSX	JBRSX*	JBBSX	JBYSX
JPMorgan SmartRetirement® Blend 2030 Fund	JRBAX*	JRBCX*	JRBEX	JRBRX*	JRBBX	JRBYX
JPMorgan SmartRetirement® Blend 2035 Fund	JPARX*	JPCRX*	JPSRX	JPRRX*	JPBRX	JPYRX
JPMorgan SmartRetirement® Blend 2040 Fund	JOBAX*	JOBCX*	JOBEX	JOBRX*	JOBBX	JOBYX
JPMorgan SmartRetirement® Blend 2045 Fund	JMAAX*	JPACX*	JMSSX	JNARX*	JMBRX	JMYAX
JPMorgan SmartRetirement® Blend 2050 Fund	JNAAX*	JNCAX*	JNEAX	JNNRX*	JNABX	JNYAX
JPMorgan SmartRetirement® Blend 2055 Fund	JTABX*	JTCBX*	JPTBX	JTRBX*	JTBBX	JTYBX
JPMorgan SmartAllocation Equity Fund**	X**	X**	X**	X**	X**	X**

(each a “Fund” and collectively, the “Funds”)

*	The share class is not currently open to the general public.
**	The Fund is not open to the general public and the share classes do not have exchange tickers because they are not currently offered to the general public.

This Statement of Additional Information (“SAI”) is not a prospectus but contains additional information which should be read in conjunction with the prospectuses for the Funds, dated June 12, 2012, as supplemented from time to time (the “Prospectuses”). The Prospectuses are available without charge upon request by contacting JPMorgan Distribution Services, Inc. (“JPMDS” or the “Distributor”), the Funds’ distributor, at 460 Polaris Parkway, Westerville, Ohio 43082.

This SAI is divided into two Parts – Part I and Part II. Part I of this SAI contains information that is particular to each Fund. Part II of this SAI contains information that generally applies to the Funds and other J.P. Morgan Funds. For more information about the Funds, simply write or call:

J.P. Morgan Funds Services

P.O. Box 8528

Boston, MA 02266-8528

1-800-480-4111

SAI-SRBSAE-113

PART I

PLEASE SEE PART II OF THIS SAI FOR ITS TABLE OF CONTENTS

GENERAL

The Trust and the Funds

The Funds are series of JPMorgan Trust I (“JPMT I”), an open-end, management investment company formed as a statutory trust under the laws of the State of Delaware on November 12, 2004, pursuant to a Declaration of Trust dated November 5, 2004, as subsequently amended.

Share Classes

Shares in the Funds of the Trust are generally offered in multiple classes. The following chart shows the share classes offered by each of the Funds as of the date of this SAI:

Fund	Class A		Class C		Select Class		Class R2		Class R5		Class R6
JPMorgan SmartRetirement Blend Income Fund	X	*	X	*	X		X	*	X		X
JPMorgan SmartRetirement Blend 2015 Fund	X	*	X	*	X		X	*	X		X
JPMorgan SmartRetirement Blend 2020 Fund	X	*	X	*	X		X	*	X		X
JPMorgan SmartRetirement Blend 2025 Fund	X	*	X	*	X		X	*	X		X
JPMorgan SmartRetirement Blend 2030 Fund	X	*	X	*	X		X	*	X		X
JPMorgan SmartRetirement Blend 2035 Fund	X	*	X	*	X		X	*	X		X
JPMorgan SmartRetirement Blend 2040 Fund	X	*	X	*	X		X	*	X		X
JPMorgan SmartRetirement Blend 2045 Fund	X	*	X	*	X		X	*	X		X
JPMorgan SmartRetirement Blend 2050 Fund	X	*	X	*	X		X	*	X		X
JPMorgan SmartRetirement Blend 2055 Fund	X	*	X	*	X		X	*	X		X
JPMorgan SmartAllocation Equity Fund	X	**	X	**	X	**	X	**	X	**	X	*

*	As of the date of this SAI, the share class is not currently open to the general public.
**	As of the date of this SAI, the share class does not have exchange tickers because they are not currently offered to the general public.

The shares of the Funds are collectively referred to in this SAI as the “Shares.”

Miscellaneous

This SAI describes the financial history, investment strategies and policies, management and operation of each of the Funds in order to enable investors to select the Fund or Funds which best suit their needs.

This SAI provides additional information with respect to the Funds and should be read in conjunction with the relevant Fund’s current Prospectuses. Capitalized terms not otherwise defined herein have the meanings accorded to them in the applicable Prospectus. The Funds’ executive offices are located at 270 Park Avenue, New York, NY 10017.

Part I - 1

This SAI is divided into two Parts – Part I and Part II. Part I of this SAI contains information that is particular to each Fund. Part II of this SAI contains information that generally applies to the Funds and other series representing separate investment funds or portfolios of JPMT I, JPMorgan Trust II (“JPMT II”), J.P. Morgan Mutual Fund Group (“JPMMFG”), J.P. Morgan Mutual Fund Investment Trust (“JPMMFIT”), and J.P. Morgan Fleming Mutual Fund Group, Inc. (“JPMFMFG”) (each a “J.P. Morgan Fund,” and together with the Funds, the “J.P. Morgan Funds”). Throughout this SAI, JPMT I, JPMT II, JPMMFG, JPMMFIT, and JPMFMFG are each referred to as a “Trust” and collectively, as the “Trusts.” Each Trust’s Board of Trustees, or Board of Directors in the case of JPMFMFG, is referred to herein as the “Board of Trustees” and each trustee or director is referred to as a “Trustee.”

The Funds are advised by J.P. Morgan Investment Management Inc. (“JPMIM”). Certain other of the J.P. Morgan Funds are advised by Security Capital Research & Management Incorporated (“SCR&M”), and/or sub-advised by J.P. Morgan Private Investments Inc. (“JPMPI”), JF International Management Inc. (“JFIMI”) or Highbridge Capital Management, LLC (“HCM”). JPMIM, SCR&M, JPMPI, JFIMI and HCM are also referred to herein as the “Advisers” and, individually, as the “Adviser.” JPMPI, JFIMI and HCM are also referred to herein as the “Sub-Advisers” and, individually, as the “Sub-Adviser.”

The Funds are “funds of funds” that invest their assets in a diversified group of other mutual funds within the same group of investment companies (i.e., J.P. Morgan Funds) and exchange traded funds (“ETFs”) managed by unaffiliated investment advisers (unaffiliated ETFs) (collectively with the J.P. Morgan Funds, the “Underlying Funds”). In addition, the Funds may invest directly in securities and other financial instruments, including derivatives.

Investments in the Funds are not deposits or obligations of, or guaranteed or endorsed by, JPMorgan Chase Bank, N.A. (“JPMorgan Chase Bank”), an affiliate of the Adviser, or any other bank. Shares of the Funds are not federally insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other governmental agency. An investment in a Fund is subject to risk that may cause the value of the investment to fluctuate, and when the investment is redeemed, the value may be higher or lower than the amount originally invested by the investor.

INVESTMENT POLICIES

The following investment policies have been adopted by JPMT I with respect to the Funds. The investment policies listed below under the heading “Fundamental Investment Policies” are “fundamental” policies which, under the Investment Company Act of 1940, as amended (the “1940 Act”), may not be changed without the vote of a majority of the outstanding voting securities of a Fund, as such term is defined in “Additional Information” in Part II of this SAI. All other investment policies of the Funds are non-fundamental, unless otherwise designated in the Prospectuses or herein, and may be changed by the Trustees of the Funds without shareholder approval.

Except for the restriction on borrowing set forth in the fundamental investment policy (3) below, the percentage limitations contained in the policies below apply at the time of purchase of the securities. If a percentage or rating restriction on investment or use of assets set forth in a fundamental investment policy or a non-fundamental investment policy or in a Prospectus is adhered to at the time of investment, later changes in percentage resulting from any cause other than actions by a Fund will not be considered a violation. With respect to fundamental investment policy (3), a Fund may borrow from any bank, provided that immediately after any such borrowing there is an asset coverage of at least 300% for all borrowings by a Fund and provided further, that in the event that such asset coverage shall at any time fall below 300%, a Fund shall, within three days (not including Sundays and holidays) thereafter or such longer period as the Securities and Exchange Commission (“SEC”) may prescribe by rules and

Part I - 2

regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowing shall be at least 300%. A Fund may also borrow money or engage in economically similar transactions if those transactions do not constitute “senior securities” under the 1940 Act. Under current pronouncements, certain Fund positions (e.g., reverse repurchase agreements) are excluded from the definition of “senior security” so long as a Fund maintains adequate coverage, through segregation of assets or otherwise. Similarly, a short sale will not be considered a senior security if a Fund takes certain steps contemplated by SEC staff pronouncements, such as ensuring the short sale transaction is adequately covered. If the value of a Fund’s holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Board of Trustees will consider what actions, if any, are appropriate to maintain adequate liquidity.

For purposes of fundamental investment policies regarding industry concentration, “to concentrate” generally means to invest more than 25% of a Fund’s total assets, taken at market value at the time of investment. These fundamental investment policies regarding industry concentration do not apply to securities issued by other investment companies, securities issued or guaranteed by the U.S. government, any state or territory of the U.S., its agencies, instrumentalities, or political subdivisions, or repurchase agreements secured thereby. For purposes of fundamental investment policies regarding industry concentration, the Adviser (or Sub-Adviser) may classify issuers by industry in accordance with classifications set forth in the Directory of Companies Filing Annual Reports with the SEC or other sources. In the absence of such classification or if the Adviser (or Sub-Adviser) determines in good faith based on its own information that the economic characteristics affecting a particular issuer make it more appropriate to be considered engaged in a different industry, the Adviser may classify an issuer accordingly. Accordingly, the composition of an industry or group of industries may change from time to time. For purposes of fundamental investment policies regarding industry concentration, “group of industries” means a group of related industries, as determined in good faith by the Adviser or Sub-Adviser, as the case may be, based on published classifications or other sources.

Fundamental Investment Policies

1.	A Fund may not underwrite the securities of other issuers except to the extent that the Fund, in disposing of portfolio securities, may be deemed an underwriter under certain securities laws;

2.	The Funds may not purchase or sell commodities or commodity contracts except as may be permitted by the 1940 Act or unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts; but this shall not prevent the Fund from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), options on financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments including derivatives related to physical commodities;

3.	The Funds may not borrow money, except to the extent permitted by applicable law;

4.	A Fund may make loans to other persons in accordance with the Fund’s investment objective and policies and to the extent permitted by applicable law;

5.	A Fund may not make any investment inconsistent with its classification as a diversified company under the 1940 Act, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time;

Part I - 3

6.	A Fund may not purchase the security which would cause the Fund to concentrate its investments in the securities of issuers primarily engaged in any particular industry or group of industries;

7.	The Funds may not issue senior securities, except permitted under the 1940 Act or any rule, order or interpretation thereunder; and

8.	The Funds may not invest directly in real estate unless it is acquired as a result of ownership of securities or other instruments. This restriction shall not prevent a Fund from investing in securities or other instruments (a) issued by companies that invest, deal or otherwise engage in transactions in real estate, or (b) backed or secured by real estate or interests in real estate.

Non-Fundamental Investment Policies.

The investment policies described below are non-fundamental policies of the Funds and may be changed by the Trustees of the Funds without shareholder approval. These non-fundamental investment policies provide that each Fund:

1.	May not acquire any illiquid securities, such as repurchase agreements with more than seven days to maturity or fixed time deposits with a duration of over seven calendar days, if as a result thereof, more than 15% of the market value of the Funds’ net assets would be in investments which are illiquid; and

2.	May not purchase or sell interests in oil, gas or mineral leases.

INVESTMENT PRACTICES

Investments in Underlying Funds

The Funds’ investments are concentrated in the Underlying Funds. As a result, each Fund’s net asset value is impacted by the performance and risk of the Underlying Funds. The main risks associated with the Funds’ investments in the Underlying Funds are described in the Prospectuses. The Fund’s may invest in Underlying Funds that are J.P. Morgan Funds. For a complete discussion of the investments and risks of the J.P. Morgan Funds, including risks associated with the types of securities in which a particular J.P. Morgan Fund invests, please see the Prospectuses and SAI for the applicable J.P. Morgan Fund, which may be obtained by calling 1-800-480-4111.

Direct Investments in Securities, Futures, and Other Instruments

Although the Funds invest in Underlying Funds, to the extent permitted by applicable law or exemptive relief obtained from the SEC, the Funds may also invest in securities and other financial instruments, including derivatives.

The following is a list of some of the securities and techniques which may be utilized by the Funds. In addition, the strategies and techniques listed below may be used by the Underlying Funds even if the Funds do not utilize such securities and techniques directly.

For a more complete discussion, see the “Investment Strategies and Policies” section in Part II of this SAI and, with respect to Underlying Funds that are J.P. Morgan Funds, the Prospectuses and SAIs of such Underlying Funds.

Part I - 4

FUND NAME	FUND CODE
JPMorgan SmartRetirement Blend Income Fund	1
JPMorgan SmartRetirement Blend 2015 Fund	2
JPMorgan SmartRetirement Blend 2020 Fund	3
JPMorgan SmartRetirement Blend 2025 Fund	4
JPMorgan SmartRetirement Blend 2030 Fund	5
JPMorgan SmartRetirement Blend 2035 Fund	6
JPMorgan SmartRetirement Blend 2040 Fund	7
JPMorgan SmartRetirement Blend 2045 Fund	8
JPMorgan SmartRetirement Blend 2050 Fund	9
JPMorgan SmartRetirement Blend 2055 Fund	10
JPMorgan SmartAllocation Equity Fund	11

Instrument	Fund Code	Part II Section Reference
Adjustable Rate Mortgage Loans (“ARMs”): Loans in a mortgage pool which provide for a fixed initial mortgage interest rate for a specified period of time, after which the rate may be subject to periodic adjustments.	1-10**	Mortgage-Related Securities
Asset-Backed Securities: Securities secured by company receivables, home equity loans, truck and auto loans, leases, and credit card receivables or other securities backed by other types of receivables or other assets.	1-10**	Asset-Backed Securities
Auction Rate Securities: Auction rate municipal securities and auction rate preferred securities issued by closed-end investment companies.	1-10**	Auction Rate Securities
Bank Obligations: Bankers’ acceptances, certificates of deposit and time deposits. Bankers’ acceptances are bills of exchange or time drafts drawn on and accepted by a commercial bank. Maturities are generally six months or less. Certificates of deposit and time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds.	1-10**	Bank Obligations
Borrowings: A Fund may borrow for temporary purposes and/or for investment purposes. Such a practice will result in leveraging of a Fund’s assets and may cause a Fund to liquidate portfolio positions when it would not be advantageous to do so. A Fund must maintain continuous asset coverage of 300% of the amount borrowed, with the exception for borrowings not in excess of 5% of the Fund’s total assets made for temporary administrative purposes.	1-11	Miscellaneous Investment Strategies and Risks
Brady Bonds: Securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings.	1-10**	Foreign Investments (including Foreign Currencies)
Call and Put Options: A call option gives the buyer the right to buy, and obligates the seller of the option to sell, a security at a specified price at a future date. A put option gives the buyer the right to sell, and obligates the seller of the option to buy a security at a specified price at a future date. A Fund will sell only covered call and secured put options.	1-11	Options and Futures Transactions
Commercial Paper: Secured and unsecured short-term promissory notes issued by corporations and other entities. Maturities generally vary from a few days to nine months.	1-10**	Commercial Paper

Part I - 5

Instrument	Fund Code	Part II Section Reference
Commodity-Linked Derivatives: Securities whose value derives from the price of a commodity, including commodity futures and commodity options.	*	Miscellaneous Investment Strategies and Risks
Commodity-Related Pooled Investment Vehicles: Ownership interests in grantor trusts and other pooled investment vehicles that hold tangible assets such as gold, silver or other commodities or invest in commodities futures. Grantor trusts are typically traded on an exchange and include iShares Silver Trust and SPDR Gold ETF.	1-10**	Commodity-Related Pooled Investment Vehicles
Common Stock: Shares of ownership of a company.	1-11	Equity Securities, Warrants and Rights
Common Stock Warrants and Rights: Securities, typically issued with preferred stock or bonds, that give the holder the right to buy a proportionate amount of common stock at a specified price.	1-11	Equity Securities, Warrants and Rights
Convertible Securities: Bonds or preferred stock that can convert to common stock.	1-11	Convertible Securities
Corporate Debt Securities: May include bonds and other debt securities of domestic and foreign issuers, including obligations of industrial, utility, banking and other corporate issuers.	1-10**	Debt Instruments
Credit Default Swaps (“CDSs”): A swap agreement between two parties pursuant to which one party pays the other a fixed periodic coupon for the specified life of the agreement. The other party makes no payment unless a credit event, relating to a predetermined reference asset, occurs. If such an event occurs, the party will then make a payment to the first party, and the swap will terminate.	1-10**	Swaps and Related Swap Products
Custodial Receipts: A Fund may acquire securities in the form of custodial receipts that evidence ownership of future interest payments, principal payments or both on certain U.S. Treasury notes or bonds in connection with programs sponsored by banks and brokerage firms. These are not considered to be U.S. government securities. These notes and bonds are held in custody by a bank on behalf of the owners of the receipts.	1-10**	Custodial Receipts
Demand Features: Securities that are subject to puts and standby commitments to purchase the securities at a fixed price (usually with accrued interest) within a fixed period of time following demand by a Fund.	1-10**	Demand Features
Emerging Market Securities: Securities issued by issuers or governments in countries with emerging economies or securities markets which may be undergoing significant evolution or rapid development.	1-11	Foreign Investments (including Foreign Currencies)
Exchange Traded Funds (“ETFs”): Ownership interest in unit investment trusts, depositary receipts, and other pooled investment vehicles that hold a portfolio of securities or stocks designed to track the price performance and dividend yield of a particular broad-based, sector or international index. ETFs include a wide range of investments such as iShares, Standard & Poor’s Depositary Receipts (“SPDRs”) and NASDAQ 100s.	1-11	Investment Company Securities and Exchange Traded Funds

Part I - 6

Instrument	Fund Code	Part II Section Reference
Exchange Traded Notes (“ETNs”): Senior, unsubordinated debt securities whose returns are linked to the performance of a particular market benchmark or strategy minus applicable fees.	1-11	Miscellaneous Investment Strategies and Risks
Foreign Currency Transactions: Strategies used to hedge against currency risks, for other risk management purposes or to increase income or gain to a Fund. These strategies may consist of use of any of the following: options on currencies, currency futures, options on such futures, forward foreign currency transactions (including non-deliverable forwards (“NDFs”)), forward rate agreements and currency swaps, caps and floors. Certain Underlying Funds may engage in such transactions in both U.S. and non-U.S. markets.	1-11	Foreign Investments (including Foreign Currencies)
Foreign Investments: Equity and debt securities (e.g., bonds and commercial paper) of foreign entities and obligations of foreign branches of U.S. banks and foreign banks. Foreign securities may also include American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), European Depositary Receipts (“EDRs”) and American Depositary Securities.	1-11	Foreign Investments (including Foreign Currencies)
High Yield/High Risk Securities/Junk Bonds: Securities that are generally rated below investment grade by the primary rating agencies or are unrated but deemed by a Fund’s adviser to be of comparable quality.	1-10**	Debt Instruments
Inflation-Linked Debt Securities: Fixed and floating rate debt securities of varying maturities issued by the U.S. government as well as securities issued by other entities such as corporations, foreign governments and foreign issuers.	1-10**	Debt Instruments
Initial Public Offerings (“IPOs”): A transaction in which a previously private company makes its first sale of stock to the public.	1-11	Equity Securities, Warrants and Rights
Interfund Lending: Involves lending money and borrowing money for temporary purposes through a credit facility.	1-11	Miscellaneous Investment Strategies and Risks
Inverse Floating Rate Instruments: Leveraged variable debt instruments with interest rates that reset in the opposite direction from the market rate of interest to which the inverse floater is indexed.	1-10**	Inverse Floaters and Interest Rate Caps
Investment Company Securities: Shares of other investment companies, including money market funds for which the adviser and/or its affiliates serve as investment adviser or administrator. The adviser will waive certain fees when investing in funds for which it serves as investment adviser, to the extent required by law.	1-11	Investment Company Securities and Exchange Traded Funds
Loan Assignments and Participations: Assignments of, or participations in, all or a portion of loans to corporations or to governments, including governments of lesser developed countries.	1-10**	Loans
Master Limited Partnership: Limited partnerships that are publicly traded on a securities exchange.	1-11	Master Limited Partnerships
Mortgages (Directly Held): Debt instruments secured by real property.	1-10**	Mortgage-Related Securities

Part I - 7

Instrument	Fund Code	Part II Section Reference
Mortgage-Backed Securities: Debt obligations secured by real estate loans and pools of loans such as collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities (“CMBSs”) and other asset-backed structures.	1-10**	Mortgage-Related Securities
Mortgage Dollar Rolls: A transaction in which a Fund sells securities for delivery in a current month and simultaneously contracts with the same party to repurchase similar but not identical securities on a specified future date.	1-10**	Mortgage-Related Securities
Municipal Securities: Securities issued by a state or political subdivision to obtain funds for various public purposes. Municipal securities include, among others, private activity bonds and industrial development bonds, as well as general obligation notes, tax anticipation notes, bond anticipation notes, revenue anticipation notes, other short-term tax-exempt obligations, municipal leases, obligations of municipal housing authorities and single family revenue bonds.	1-10**	Municipal Securities
New Financial Products: New options and futures contracts and other financial products continue to be developed and a Fund may invest in such options, contracts and products.	1-11	Miscellaneous Investment Strategies and Risks
Obligations of Supranational Agencies: Obligations which are chartered to promote economic development and are supported by various governments and governmental agencies.	1-10**	Foreign Investments (including Foreign Currencies)
Options and Futures Transactions: A Fund may purchase and sell (a) exchange traded and over-the-counter put and call options on securities, indexes of securities and futures contracts on securities and indexes of securities and (b) futures contracts on securities and indexes of securities.	1-11	Options and Futures Transactions
Preferred Stock: A class of stock that generally pays a dividend at a specified rate and has preference over common stock in the payment of dividends and in liquidation.	1-11	Equity Securities, Warrants and Rights
Private Placements, Restricted Securities and Other Unregistered Securities: Securities not registered under the Securities Act of 1933, such as privately placed commercial paper and Rule 144A securities.	1-11	Miscellaneous Investment Strategies and Risks
Real Estate Investment Trusts (“REITs”): Pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interest.	1-11	Real Estate Investment Trusts
Repurchase Agreements: The purchase of a security and the simultaneous commitment to return the security to the seller at an agreed upon price on an agreed upon date. This is treated as a loan.	1-10**	Repurchase Agreements
Reverse Repurchase Agreements: The sale of a security and the simultaneous commitment to buy the security back at an agreed upon price on an agreed upon date. This is treated as a borrowing by a Fund.	1-10**	Reverse Repurchase Agreements
Securities Issued in Connection with Reorganizations and Corporate Restructurings: In connection with reorganizing or restructuring of an issuer, an issuer may issue common stock or other securities to holders of its debt securities.	1-10**	Miscellaneous Investment Strategies and Risks

Part I - 8

Instrument	Fund Code	Part II Section Reference
Securities Lending: The lending of up to 33 1/3% of a Fund’s total assets. In return, the Fund will receive cash, other securities, and/or letters of credit as collateral.	*	Securities Lending
Short Selling: A Fund sells a security it does not own in anticipation of a decline in the market value of the security. To complete the transaction, a Fund must borrow the security to make delivery to the buyer. A Fund is obligated to replace the security borrowed by purchasing it subsequently at the market price at the time of replacement.	*	Short Selling
Short-Term Funding Agreements: Agreements issued by banks and highly rated U.S. insurance companies such as Guaranteed Investment Contracts (“GICs”) and Bank Investment Contracts (“BICs”).	1-10**	Short-Term Funding Agreements
Sovereign Obligations: Investments in debt obligations issued or guaranteed by a foreign sovereign government or its agencies, authorities or political subdivisions.	1-10**	Foreign Investments (including Foreign Currencies)
Stripped Mortgage-Backed Securities: Derivative multi-class mortgage securities which are usually structured with two classes of shares that receive different proportions of the interest and principal from a pool of mortgage assets. These include Interest-Only (“IO”) and Principal-Only (“PO”) securities issued outside a Real Estate Mortgage Investment Conduit (“REMIC”) or CMO structure.	1-10**	Mortgage-Related Securities
Structured Investments: A security having a return tied to an underlying index or other security or asset class. Structured investments generally are individually negotiated agreements and may be traded over-the-counter. Structured investments are organized and operated to restructure the investment characteristics of the underlying index, commodity, currency or financial instrument.	1-10**	Structured Investments
Swaps and Related Swap Products: Swaps involve an exchange of obligations by two parties. Caps and floors entitle a purchaser to a principal amount from the seller of the cap or floor to the extent that a specified index exceeds or falls below a predetermined interest rate or amount. A Fund may enter into these transactions to manage its exposure to changing interest rates and other factors.	1-11	Swaps and Related Swap Products
Synthetic Variable Rate Instruments: Instruments that generally involve the deposit of a long-term tax exempt bond in a custody or trust arrangement and the creation of a mechanism to adjust the long-term interest rate on the bond to a variable short-term rate and a right (subject to certain conditions) on the part of the purchaser to tender it periodically to a third party at par.	1-10**	Swaps and Related Swap Products
Temporary Defensive Positions: To respond to unusual circumstances a Fund may invest in cash and cash equivalents for temporary defensive purposes.	1-11	Miscellaneous Investment Strategies and Risks

Part I - 9

Instrument	Fund Code	Part II Section Reference
Treasury Receipts: A Fund may purchase interests in separately traded interest and principal component parts of U.S. Treasury obligations that are issued by banks or brokerage firms and that are created by depositing U.S. Treasury notes and U.S. Treasury bonds into a special account at a custodian bank. Receipts include Treasury Receipts (“TRs”), Treasury Investment Growth Receipts (“TIGRs”), and Certificates of Accrual on Treasury Securities (“CATS”).	1-10**	Treasury Receipts
Trust Preferreds: Securities with characteristics of both subordinated debt and preferred stock. Trust preferreds are generally long term securities that make periodic fixed or variable interest payments.	1-10**	Trust Preferred Securities
U.S. Government Agency Securities: Securities issued by agencies and instrumentalities of the U.S. government. These include all types of securities issued by Ginnie Mae, Fannie Mae and Freddie Mac, including funding notes, subordinated benchmark notes, CMOs and REMICs.	1-10**	Mortgage-Related Securities
U.S. Government Obligations: May include direct obligations of the U.S. Treasury, including Treasury bills, notes and bonds, all of which are backed as to principal and interest payments by the full faith and credit of the United States, and separately traded principal and interest component parts of such obligations that are transferable through the Federal book-entry system known as Separate Trading of Registered Interest and Principal of Securities (“STRIPS”) and Coupons Under Book Entry Safekeeping (“CUBES”).	1-10**	U.S. Government Obligations
Variable and Floating Rate Instruments: Obligations with interest rates which are reset daily, weekly, quarterly or some other frequency and which may be payable to a Fund on demand or at the expiration of a specified term.	1-10**	Debt Instruments
When-Issued Securities, Delayed Delivery Securities and Forward Commitments: Purchase or contract to purchase securities at a fixed price for delivery at a future date.	1-10**	When-Issued Securities, Delayed Delivery Securities and Forward Commitments
Zero-Coupon, Pay-in-Kind and Deferred Payment Securities: Zero-coupon securities are securities that are sold at a discount to par value and on which interest payments are not made during the life of the security. Pay-in-kind securities are securities that have interest payable by delivery of additional securities. Deferred payment securities are zero-coupon debt securities which convert on a specified date to interest bearing debt securities.	1-10**	Debt Instruments

*	Although the JPMorgan SmartRetirement Blend Funds and the JPMorgan SmartAllocation Equity Fund do not utilize these investments and strategies directly, such investments and strategies may be used by the Underlying Funds.
**	Although the JPMorgan SmartAllocation Equity Fund does not utilize these investments and strategies directly, such investments and strategies may be used by the Underlying Funds.

Part I - 10

DIVERSIFICATION

JPMT I is a registered management investment company and the Funds are diversified series of JPMT I. For a more complete discussion, see the “Diversification” section in Part II of this SAI.

PORTFOLIO TURNOVER

A portfolio turnover rate is, in summary, the percentage computed by dividing the lesser of a Fund’s purchases or sales of securities (excluding short-term securities) by the average market value of the Fund. The Adviser intends to manage each Fund’s assets by buying and selling securities to help attain its investment objective. A rate of 100% indicates that the equivalent of all of a Fund’s assets have been sold and reinvested in a year. High portfolio turnover may affect the amount, timing and character of distributions, and, as a result, may increase the amount of taxes payable by shareholders. Higher portfolio turnover also results in higher transaction costs. To the extent that net short-term capital gains are realized by a Fund, any distributions resulting from such gains are considered ordinary income for federal income tax purposes. For a more complete discussion, see the “Distributions and Tax Matters” section in Part II of this SAI. The Funds have not commenced operations as of the date of this SAI. Therefore, there is no portfolio turnover rate for the Funds to report at this time.

TRUSTEES

Standing Committees

There are four standing committees of the Board of Trustees: the Audit and Valuation Committee, the Compliance Committee, the Governance Committee and the Investments Committee. As the Funds have not yet commenced operations as of the date of this SAI, there are no committee meetings to report with respect to the Funds. For a more complete discussion, see the “Trustees” section in Part II of this SAI.

Ownership of Securities

The following table shows the dollar range of each Trustee’s beneficial ownership in the Funds and each Trustee’s aggregate dollar range of ownership in any Funds that the Trustee oversees in the Family of Investment Companies as of December 31, 2011.

Name of Trustee	Dollar Range of Equity Securities in the JPMorgan SmartRetirement Blend Funds(1)	Dollar Range of Equity Securities in the JPMorgan SmartAllocation Equity Funds(1)	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by the Trustee in Family of Investment Companies(2)(3)
Independent Trustees
John F. Finn	None	None	Over $100,000
Dr. Matthew Goldstein	None	None	Over $100,000
Robert J. Higgins	None	None	Over $100,000
Peter C. Marshall	None	None	Over $100,000
Mary E. Martinez(4)	None	None	None
Marilyn McCoy	None	None	Over $100,000
Mitchell M. Merin(4)	None	None	None
William G. Morton, Jr.	None	None	Over $100,000
Dr. Robert A. Oden, Jr.	None	None	Over $100,000
Marian U. Pardo(5)	None	None	None

Part I - 11

Name of Trustee	Dollar Range of Equity Securities in the JPMorgan SmartRetirement Blend Funds(1)	Dollar Range of Equity Securities in the JPMorgan SmartAllocation Equity Funds(1)	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by the Trustee in Family of Investment Companies(2)(3)
Frederick W. Ruebeck	None	None	Over $100,000
James J. Schonbachler	None	None	Over $100,000

Interested Trustee Not Affiliated With The Adviser
Frankie D. Hughes	None	None	Over $100,000

(1)	The Funds have not commenced operations as of the date of this SAI. Therefore, the Trustees do not own any shares of the Funds.
(2)	A Family of Investment Companies means any two or more registered investment companies that share the same investment adviser or principal underwriter and hold themselves out to investors as related companies for purposes of investment and investor services. The Family of Investment Companies for which the Board of Trustees currently serves includes eleven registered investment companies (170 Funds) including JPMMFG which liquidated November 29, 2012 and is in the process of winding up its affairs.
(3)	For Ms. McCoy and Messrs Finn, Higgins, Marshall, Oden, and Ruebeck, these amounts include deferred compensation balances, as of December 31, 2011, through participation in the J.P. Morgan Funds’ Deferred Compensation Plan for Eligible Trustees. For a more complete discussion, see the “Trustees Compensation” section in Part II of this SAI.
(4)	Ms. Martinez and Mr. Merin became members of the Board of Trustees effective January 1, 2013.
(5)	Ms. Pardo will become a member of the Board of Trustees effective February 1, 2013.

As of December 31, 2011, none of the independent Trustees or their immediate family members owned securities of the Adviser or JPMDS or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Adviser or JPMDS.

Trustee Compensation

Prior to January 1, 2013, the Funds of the J.P. Morgan Funds Complex overseen by the Trustees paid each Trustee an annual fee of $275,000 and reimbursed each Trustee for expenses incurred in connection with service as a Trustee. Beginning January 1, 2013, the Funds of the J.P. Morgan Funds Complex overseen by the Trustees will pay each Trustee an annual fee of $315,000 and reimburse each Trustee for expenses incurred in connection with service as a Trustee. In addition, the Funds pay the Chairman $225,000, the Vice Chairman $75,000 and from December 1, 2011 through February 29, 2012, the assistant to the Audit and Valuation Committee Chairman $6,250. The Chairman and Vice Chairman receive no additional compensation for service as committee or sub-committee chairmen. Committee chairs and sub-committee chairs who are not already receiving an additional fee are each paid $50,000. The Trustees may hold various other directorships unrelated to the J.P. Morgan Funds Complex. The J.P. Morgan Funds bore expenses related to administrative and staffing services provided to the former Chairman, in lieu of establishing an office of the former Chairman, in the amount of $6,000 per month.

Trustee aggregate compensation paid by each of the Funds and the J.P. Morgan Funds Complex for the calendar year ended December 31, 2011, is set forth below:

Aggregate Trustee Compensation Paid by the Funds

Name of Trustee	JPMorgan SmartRetirement Blend Funds(1)	JPMorgan SmartAllocation Equity Funds(1)	Total Compensation Paid from the Fund Complex(2)(10)
Independent Trustees
John F. Finn	None	None	$275,000	(5)
Dr. Matthew Goldstein	None	None	325,000
Robert J. Higgins	None	None	325,000	(6)
Peter C. Marshall	None	None	350,000
Mary E. Martinez(3)	None	None	None

Part I - 12

Name of Trustee	JPMorgan SmartRetirement Blend Funds(1)	JPMorgan SmartAllocation Equity Funds(1)	Total Compensation Paid from the Fund Complex(2)(10)
Marilyn McCoy	None	None	$325,000
Mitchell M. Merin(3)	None	None	None
William G. Morton, Jr.	None	None	275,000
Dr. Robert A. Oden, Jr.	None	None	275,000	(7)
Marian U. Pardo(4)	None	None	None
Frederick W. Ruebeck	None	None	325,000	(8)
James J. Schonbachler	None	None	277,083	(9)

Interested Trustee Not Affiliated With The Adviser
Frankie D. Hughes	None	None	275,000

(1)	The Funds have not commenced operations as of the date of this SAI. Therefore, the Trustees do not own any shares of the Funds.
(2)	A Fund Complex means two or more registered investment companies that (i) hold themselves out to investors as related companies for purposes of investment and investor services or (ii) have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees currently serves includes eleven registered investment companies (170 Funds) including JPMMFG which liquidated November 29, 2012 and is in the process of winding up its affairs.
(3)	Ms. Martinez and Mr. Merin became members of the Board of Trustees effective January 1, 2013.
(4)	Ms. Pardo will become a member of the Board of Trustees effective February 1, 2013.
(5)	Includes $275,000 of Deferred Compensation.
(6)	Includes $325,000 of Deferred Compensation.
(7)	Includes $82,500 of Deferred Compensation.
(8)	Includes $130,000 of Deferred Compensation.
(9)	Includes $2,083 of compensation realted to Mr. Schonbachler’s duties as assistant to the Audit and Valuation Committee Chairman.
(10)	William J. Armstrong, Fergus Reid III, and Leonard M. Spalding, Jr. retired as Trustees of the Trusts effective December 31, 2012. For the period specified in the table above, the former trustees were paid the following total compensation from the J.P. Morgan Funds Complex.

Name of Former Trustee	Total Compensation Paid from Fund Complex	Amount of Deferred Compensation Included in Total
William J. Armstrong	$325,000	None
Fergus Reid, III	$500,000	Includes $100,000 of Deferred Compensation
Leonard M. Spalding, Jr.	$325,000	Includes $325,000 of Deferred Compensation

INVESTMENT ADVISER

Investment Advisory Fees

Since the Funds have not commenced operations as of the date of this SAI, the Funds have not paid any investment advisory fees. For more information about the investment adviser, see the “Investment Advisers and Sub-Advisers” section in Part II of this SAI.

PORTFOLIO MANAGERS

Portfolio Managers’ Other Accounts Managed

The following table shows information regarding all of the other accounts managed by each portfolio manager as of February 29, 2012:

	Non-Performance Based Fee Advisory Accounts
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets ($thousands)	Number of Accounts	Total Assets ($thousands)	Number of Accounts	Total Assets ($thousands)
JPMorgan SmartRetirement Blend Income Fund
Jeffrey A. Geller	26	$9,342,945	20	$7,404,114	0	$0
Anne Lester	28	10,369,918	21	8,632,389	13	829,218

Part I - 13

	Non-Performance Based Fee Advisory Accounts
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets ($thousands)	Number of Accounts	Total Assets ($thousands)	Number of Accounts	Total Assets ($thousands)
Michael Schoenhaut	25	$10,059,354	24	$8,271,532	0	$0
Daniel Oldroyd	22	6,713,322	20	7,404,114	11	1,270,216

JPMorgan SmartRetirement Blend 2015 Fund
Jeffrey A. Geller	26	9,342,945	20	7,404,114	0	0
Anne Lester	28	10,369,918	21	8,632,389	13	829,218
Michael Schoenhaut	25	10,059,354	24	8,271,532	0	0
Daniel Oldroyd	22	6,713,322	20	7,404,114	11	1,270,216

JPMorgan SmartRetirement Blend 2020 Fund
Jeffrey A. Geller	26	9,342,945	20	7,404,114	0	0
Anne Lester	28	10,369,918	21	8,632,389	13	829,218
Michael Schoenhaut	25	10,059,354	24	8,271,532	0	0
Daniel Oldroyd	22	6,713,322	20	7,404,114	11	1,270,216

JPMorgan SmartRetirement Blend 2025 Fund
Jeffrey A. Geller	26	9,342,945	20	7,404,114	0	0
Anne Lester	28	10,369,918	21	8,632,389	13	829,218
Michael Schoenhaut	25	10,059,354	24	8,271,532	0	0
Daniel Oldroyd	22	6,713,322	20	7,404,114	11	1,270,216

JPMorgan SmartRetirement Blend 2030 Fund
Jeffrey A. Geller	26	9,342,945	20	7,404,114	0	0
Anne Lester	28	10,369,918	21	8,632,389	13	829,218
Michael Schoenhaut	25	10,059,354	24	8,271,532	0	0
Daniel Oldroyd	22	6,713,322	20	7,404,114	11	1,270,216

JPMorgan SmartRetirement Blend 2035 Fund
Jeffrey A. Geller	26	9,342,945	20	7,404,114	0	0
Anne Lester	28	10,369,918	21	8,632,389	13	829,218
Michael Schoenhaut	25	10,059,354	24	8,271,532	0	0
Daniel Oldroyd	22	6,713,322	20	7,404,114	11	1,270,216

JPMorgan SmartRetirement Blend 2040 Fund
Jeffrey A. Geller	26	9,342,945	20	7,404,114	0	0
Anne Lester	28	10,369,918	21	8,632,389	13	829,218
Michael Schoenhaut	25	10,059,354	24	8,271,532	0	0
Daniel Oldroyd	22	6,713,322	20	7,404,114	11	1,270,216

JPMorgan SmartRetirement Blend 2045 Fund
Jeffrey A. Geller	26	9,342,945	20	7,404,114	0	0
Anne Lester	28	10,369,918	21	8,632,389	13	829,218
Michael Schoenhaut	25	10,059,354	24	8,271,532	0	0
Daniel Oldroyd	22	6,713,322	20	7,404,114	11	1,270,216

JPMorgan SmartRetirement Blend 2050 Fund
Jeffrey A. Geller	26	9,342,945	20	7,404,114	0	0
Anne Lester	28	10,369,918	21	8,632,389	13	829,218
Michael Schoenhaut	25	10,059,354	24	8,271,532	0	0
Daniel Oldroyd	22	6,713,322	20	7,404,114	11	1,270,216

JPMorgan SmartRetirement Blend 2055 Fund
Jeffrey A. Geller	26	9,342,945	20	7,404,114	0	0

Part I - 14

	Non-Performance Based Fee Advisory Accounts
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets ($thousands)	Number of Accounts	Total Assets ($thousands)	Number of Accounts	Total Assets ($thousands)
Anne Lester	28	$10,369,918	21	$8,632,389	13	$829,218
Michael Schoenhaut	25	10,059,354	24	8,271,532	0	0
Daniel Oldroyd	22	6,713,322	20	7,404,114	11	1,270,216

JPMorgan SmartAllocation Equity Fund
Jeffrey A. Geller	26	9,342,945	20	7,404,114	0	0
Anne Lester	28	10,369,918	21	8,632,389	13	829,218
Michael Schoenhaut	25	10,059,354	24	8,271,532	0	0
Daniel Oldroyd	22	6,713,322	20	7,404,114	11	1,270,216

The following table shows information on the other accounts managed by each portfolio manager that have advisory fees wholly or partly based on performance as of February 29, 2012:

	Performance Based Fee Advisory Accounts
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets ($thousands)	Number of Accounts	Total Assets ($thousands)	Number of Accounts	Total Assets ($thousands)
JPMorgan SmartRetirement Blend Income Fund
Jeffrey A. Geller	0	$0	0	$0	1	$195,000
Anne Lester	0	0	0	0	0	0
Michael Schoenhaut	0	0	0	0	0	0
Daniel Oldroyd	0	0	0	0	0	0

JPMorgan SmartRetirement Blend 2015 Fund
Jeffrey A. Geller	0	0	0	0	1	195,000
Anne Lester	0	0	0	0	0	0
Michael Schoenhaut	0	0	0	0	0	0
Daniel Oldroyd	0	0	0	0	0	0

JPMorgan SmartRetirement Blend 2020 Fund
Jeffrey A. Geller	0	0	0	0	1	195,000
Anne Lester	0	0	0	0	0	0
Michael Schoenhaut	0	0	0	0	0	0
Daniel Oldroyd	0	0	0	0	0	0

JPMorgan SmartRetirement Blend 2025 Fund
Jeffrey A. Geller	0	0	0	0	1	195,000
Anne Lester	0	0	0	0	0	0
Michael Schoenhaut	0	0	0	0	0	0
Daniel Oldroyd	0	0	0	0	0	0

JPMorgan SmartRetirement Blend 2030 Fund
Jeffrey A. Geller	0	0	0	0	1	195,000
Anne Lester	0	0	0	0	0	0
Michael Schoenhaut	0	0	0	0	0	0
Daniel Oldroyd	0	0	0	0	0	0

Part I - 15

	Performance Based Fee Advisory Accounts
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets ($thousands)	Number of Accounts	Total Assets ($thousands)	Number of Accounts	Total Assets ($thousands)
JPMorgan SmartRetirement Blend 2035 Fund
Jeffrey A. Geller	0	$0	0	$0	1	$195,000
Anne Lester	0	0	0	0	0	0
Michael Schoenhaut	0	0	0	0	0	0
Daniel Oldroyd	0	0	0	0	0	0

JPMorgan SmartRetirement Blend 2040 Fund
Jeffrey A. Geller	0	0	0	0	1	195,000
Anne Lester	0	0	0	0	0	0
Michael Schoenhaut	0	0	0	0	0	0
Daniel Oldroyd	0	0	0	0	0	0

JPMorgan SmartRetirement Blend 2045 Fund
Jeffrey A. Geller	0	0	0	0	1	195,000
Anne Lester	0	0	0	0	0	0
Michael Schoenhaut	0	0	0	0	0	0
Daniel Oldroyd	0	0	0	0	0	0

JPMorgan SmartRetirement Blend 2050 Fund
Jeffrey A. Geller	0	0	0	0	1	195,000
Anne Lester	0	0	0	0	0	0
Michael Schoenhaut	0	0	0	0	0	0
Daniel Oldroyd	0	0	0	0	0	0

JPMorgan SmartRetirement Blend 2055 Fund
Jeffrey A. Geller	0	0	0	0	1	195,000
Anne Lester	0	0	0	0	0	0
Michael Schoenhaut	0	0	0	0	0	0
Daniel Oldroyd	0	0	0	0	0	0

JPMorgan SmartAllocation Equity Fund
Jeffrey A. Geller	0	0	0	0	1	195,000
Anne Lester	0	0	0	0	0	0
Michael Schoenhaut	0	0	0	0	0	0
Daniel Oldroyd	0	0	0	0	0	0

Portfolio Managers — Ownership of Securities

Since the Funds have not commenced operations as of the date of this SAI, the Portfolio Managers do not own any shares of the Funds. For a more complete discussion, see the “Portfolio Manager Compensation” section in Part II of this SAI.

ADMINISTRATOR

Administrator Fees

Since the Funds have not commenced operations as of the date of this SAI, the Funds have not paid any administrator fees. For more information about the Administrator, see the “Administrator” section in Part II of this SAI.

Part I - 16

DISTRIBUTOR

Compensation Paid to JPMDS

Since the Funds have not commenced operations as of the date of this SAI, the Funds have not paid any compensation to JPMDS. For more information about the Distributor, see the “Distributor” section in Part II of this SAI.

Distribution Fees

Since the Funds have not commenced operations as of the date of this SAI, the Funds have not paid any distribution fees. For a more complete discussion of the Distribution Plan, see the “Distribution Plan” section in Part II of this SAI.

SHAREHOLDER SERVICING

Shareholder Services Fees

Under the Shareholder Servicing Agreement, each Fund has agreed to pay JPMDS, for providing shareholder services and other related services, a fee at the following annual rates (expressed as a percentage of the average daily net asset value (“NAV”) of Fund shares owned by or for shareholders):

Select Class, Class A, Class C and Class R2	0.25%
Class R5	0.05%
Class R6	None

Since the Funds have not commenced operations as of the date of this SAI, the Funds have not paid any shareholder servicing agent fees. For more information concerning shareholder servicing, see the “Shareholder Servicing” section in Part II of this SAI.

BROKERAGE AND RESEARCH SERVICES

Brokerage Commissions

Since the Funds have not commenced operations as of the date of this SAI, the Funds have not paid any brokerage commissions. For more information concerning brokerage commissions, see the “Portfolio Transactions” section in Part II of this SAI.

Broker Research

The Funds do not presently allocate any brokerage commissions to brokers for broker research.

FINANCIAL INTERMEDIARIES

Other Cash Compensation Payments

Since the Funds have not commenced operations as of the date of this SAI, the Funds’ Adviser and JPMDS have not made any other cash compensation arrangements with respect to the Funds. For a more complete discussion, see the “Compensation to Financial Intermediaries” section in Part II of this SAI.

Part I - 17

Finders’ Fee Commissions

Finders’ Fee. Financial Intermediaries who sell $1 million or more of Class A Shares in the aggregate of the J.P. Morgan Equity Funds, the J.P. Morgan Specialty Funds, the J.P. Morgan International Funds, the J.P. Morgan Investor Funds, the JPMorgan SmartRetirement Funds, the JPMorgan SmartAllocation Funds and the J.P. Morgan Income Funds (collectively “Qualifying Funds”) may receive a finder’s fee.

Financial Intermediaries who sell over $1 million of Class A Shares of a JPMorgan SmartRetirement Blend Fund or the JPMorgan SmartAllocation Equity Fund may receive finders’ fees. Such fees are paid in accordance with the following schedule:

Amount of Purchases	Finders’ Fees
$1,000,000 – $3,999,999*	1.00%
$4,000,000 – $9,999,999	0.75%
$10,000,000 – $49,999,999	0.50%
$50,000,000 or more	0.25%

*	If the total sale of Class A Shares of Qualifying Funds is $1,000,000 or more but the amount of the sale applicable to a JPMorgan SmartRetirement Blend Fund or the JPMorgan SmartAllocation Equity Fund is less than $1,000,000, the Financial Intermediary will receive a Finder’s Fee equal to 1.00% of the sale of the Class A Shares of a JPMorgan SmartRetirement Blend Fund or the JPMorgan SmartAllocation Equity Fund. The Finders’ Fee Schedule for sales of the other Qualifying Funds can be found in the Statement of Additional Information for such Qualifying Funds.

The Distributor may also pay Financial Intermediaries a commission of up to 1.00% of gross sales on sales of Class A Shares to certain defined contribution plans. If such defined contribution plan redeems all of the shares that it owns on behalf of participants within 12 months of the purchase date, then the Financial Intermediaries that have received these commissions will be required to reimburse the Distributor up to 1.00% of the lower of the cost of the shares being redeemed or their NAV at the time of redemption. JPMDS reserves the right to alter or change the finder’s fee policy on these Plans at any time at its own discretion. If a Plan redeems all of the shares for which a finder’s fee has been paid within 12 months of the purchase date, JPMDS will reclaim the finder’s fee paid to the Financial Intermediary rather than charge a CDSC to the Plan.

Finders’ Fees Paid By Distributor

For the fiscal period ended February 29, 2012, JPMDS paid approximately $10,985,252 in finders’ fees for all J.P. Morgan Funds. For a more complete discussion, see “Cash Compensation to Financial Intermediaries” section in Part II of this SAI.

TAX MATTERS

Capital Loss Carryforwards

Since the Funds have not commenced operations as of the date of this SAI, the Funds have not had any capital loss carryforwards. For more information on tax matters, see the “Distributions and Tax Matters” section in Part II of this SAI.

Part I - 18

PORTFOLIO HOLDINGS DISCLOSURE

A list of the entities that receive the Funds’ portfolio holdings information, the frequency with which it is provided to them and the length of the lag between the date of the information and the date it is disclosed is provided below:

The McGraw-Hill Companies, Inc.—Standard & Poor’s	Monthly	30 days after month end
MorningStar Inc.	Monthly	30 days after month end
Lipper, Inc.	Monthly	30 days after month end
Thomson Financial	Monthly	30 days after month end
Bloomberg LP	Monthly	30 days after month end
Vickers Stock Research	Monthly	30 days after month end
Factset	Monthly	30 days after month end
JPMorgan Chase & Co.	Monthly	30 days after month end
Vestek	Monthly	30 days after month end
Casey, Quirk & Associates	Monthly	30 days after month end

For a more complete discussion, see the “Portfolio Holdings Disclosure” section in Part II of the SAI.

SHARE OWNERSHIP

Trustees and Officers

Since the Funds have not commenced operations as of the date of this SAI, the officers and Trustees do not own any shares of the Funds.

Principal Holders

Since the Funds have not commenced operations as of the date of this SAI, no persons are owners of record of, or are known by JPMT I to own beneficially, 5% or more of the outstanding shares of the Funds.

FINANCIAL STATEMENTS

Since the Funds have not commenced operations as of the date of this SAI, there are no financial statements for the Funds. When they become available, financial statements will be available without charge upon request by calling J.P. Morgan Funds Services at 1-800-480-4111.

Part I - 19

J.P. Morgan Municipal Bond Funds

STATEMENT OF ADDITIONAL INFORMATION

PART I

July 1, 2012, as supplemented January 23, 2013

JPMORGAN TRUST I (“JPMT I”)

Fund Name	A	B	C	Select	Institutional
JPMorgan California Tax Free Bond Fund (the “California Tax Free Bond Fund”)	JCBAX		JCBCX	JPCBX	JPICX
JPMorgan Intermediate Tax Free Bond Fund (the “Intermediate Tax Free Bond Fund”)	JITAX	JIFBX	JITCX	VSITX	JITIX
JPMorgan New York Tax Free Bond Fund (the “New York Tax Free Bond Fund”)	VANTX	VBNTX	JCNTX	VINTX	JNYTX

JPMORGAN TRUST II (“JPMT II”)

Fund Name	A	B	C	Select	Institutional
JPMorgan Arizona Municipal Bond Fund (the “Arizona Municipal Bond Fund”)	OAMAX	OAMBX	JCAMX	OGAFX
JPMorgan Michigan Municipal Bond Fund (the “Michigan Municipal Bond Fund”)	PEIAX	OMIBX	JMMCX	WOMBX
JPMorgan Municipal Income Fund (the “Municipal Income Fund”)	OTBAX	OTBBX	OMICX	HLTAX
JPMorgan Ohio Municipal Bond Fund (the “Ohio Municipal Bond Fund”)	ONOHX	OOHBX	JOMCX	HLOMX
JPMorgan Short-Intermediate Municipal Bond Fund (the “Short-Intermediate Municipal Bond Fund”)	OSTAX	OSTBX	STMCX	PGUIX	JIMIX
JPMorgan Tax Free Bond Fund (the “Tax Free Bond Fund”)	PMBAX	PUBBX	JTFCX	PRBIX

(each, a “Fund” and collectively, the “Funds”)

SAI-MBTF-113

This Statement of Additional Information (“SAI”) is not a prospectus but contains additional information which should be read in conjunction with the prospectuses for the Funds dated July 1, 2012, as supplemented from time to time (“Prospectuses”). Additionally, this SAI incorporates by reference the financial statements included in the annual Shareholder Reports relating to the Funds, dated February 29, 2012 (collectively, “Financial Statements”). The Prospectuses and the Financial Statements, including the Independent Registered Public Accounting Firm's Reports, are available without charge upon request by contacting JPMorgan Distribution Services, Inc. (“JPMDS” or the “Distributor”), the Funds’ distributor, at 1111 Polaris Parkway, Columbus, OH 43240.

This SAI is divided into two Parts – Part I and Part II. Part I of this SAI contains information that is particular to each Fund. Part II of this SAI contains information that generally applies to the Funds and other J.P. Morgan Funds.

For more information about the Funds or the Financial Statements, simply write or call:

J.P. Morgan Funds Services

P.O. Box 8528

Boston, MA 02266-8528

1-800-480-4111

PART I

PLEASE SEE PART II OF THIS SAI FOR ITS TABLE OF CONTENTS

STATEMENT OF ADDITIONAL INFORMATION

PART I

GENERAL

The Trusts and the Funds

The California Tax Free Bond Fund, the Intermediate Tax Free Bond Fund and the New York Tax Free Bond Fund are series of JPMorgan Trust I (“JPMT I”), an open-end, management investment company formed as a statutory trust under the laws of the State of Delaware on November 12, 2004, pursuant to a Declaration of Trust dated November 5, 2004, as subsequently amended. The California Tax Free Bond Fund, the Intermediate Tax Free Bond Fund and the New York Tax Free Bond Fund are successor mutual funds to J.P. Morgan Funds that were series of J.P. Morgan Series Trust or J.P. Morgan Mutual Fund Select Trust (“Predecessor Funds”) prior to February 18, 2005.

The Funds (other than the California Tax Free Bond Fund, the Intermediate Tax Free Bond Fund and the New York Tax Free Bond Fund) are series of JPMorgan Trust II (“JPMT II”), an open-end, management investment company formed as a statutory trust under the laws of the State of Delaware on November 12, 2004, pursuant to a Declaration of Trust dated November 5, 2004, as subsequently amended. The Funds were formerly series of One Group Mutual Funds, a Massachusetts business trust which was formed on May 23, 1985.

Municipal Bond Funds: The Arizona Municipal Bond Fund, the Michigan Municipal Bond Fund, the Municipal Income Fund, the Ohio Municipal Bond Fund, the Short-Intermediate Municipal Bond Fund and the Tax Free Bond Fund are collectively referred to as the “Municipal Bond Funds”.

Tax Free Bond Funds: The California Tax Free Bond Fund, the Intermediate Tax Free Bond Fund and the New York Tax Free Bond Fund are collectively referred to as the “Tax Free Funds”.

Fund Names. Prior to February 19, 2005, the Municipal Bond Funds had the following names listed below corresponding to their current names:

Former One Group Name	Current Name
One Group Arizona Municipal Bond Fund	JPMorgan Arizona Municipal Bond Fund
One Group Michigan Municipal Bond Fund	JPMorgan Michigan Municipal Bond Fund
One Group Ohio Municipal Bond Fund	JPMorgan Ohio Municipal Bond Fund
One Group Short-Term Municipal Bond Fund	JPMorgan Short-Intermediate Municipal Bond Fund
One Group Tax-Free Bond Fund	JPMorgan Tax Free Bond Fund

The Predecessor Funds were formerly series of the following business trusts (the “Predecessor Trusts”):

J.P. Morgan Series Trust (“JPMST”)

JPMorgan California Tax Free Bond Fund

J.P. Morgan Mutual Fund Select Trust (“JPMMFST”)

JPMorgan Intermediate Tax Free Bond Fund

JPMorgan New York Tax Free Bond Fund

Part I - 1

Shareholders of each of the Predecessor Funds approved an Agreement and Plan of Reorganization and Redomiciliation (“Shell Reorganization Agreements”) between the Predecessor Trusts, on behalf of the Predecessor Funds, and JPMMFS, on behalf of its series. Pursuant to the Shell Reorganization Agreements, the Predecessor Funds were reorganized into the corresponding series of JPMMFS effective after the close of business on February 18, 2005 (“Closing Date”). With respect to events that occurred or payments that were made prior to the Closing Date, any reference to Fund(s) in this SAI prior to the Closing Date refers to the Predecessor Funds.

On January 20, 2005, shareholders of JPMMFS approved the redomiciliation of JPMMFS as a Delaware statutory trust to be called “JPMorgan Trust I” (“Redomiciliation”). The Redomiciliation took place after the close of business on the Closing Date, at which time each Fund became a series of JPMorgan Trust I. The Redomiciliation was effective after each of the reorganizations pursuant to the Shell Reorganization Agreements.

JPMST. Prior to February 19, 2005, the California Tax Free Bond Fund was a series of JPMST, an open-end management investment company which was organized as a Massachusetts business trust on August 15, 1996.

JPMMFST. Prior to February 19, 2005, the Intermediate Tax Free Bond Fund and the New York Tax Free Bond Fund were series of JPMMFST, an open-end management investment company which was organized as a Massachusetts business trust on October 1, 1996.

After the close of business on February 18, 2005, the JPMorgan Intermediate Tax Free Income Fund acquired all of the assets and liabilities of One Group Intermediate Tax-Free Bond Fund pursuant to an Agreement and Plan of Reorganization dated November 22, 2004 between JPMMFST, on behalf of JPMorgan Intermediate Tax Free Income Fund, and One Group Mutual Funds, on behalf of One Group Intermediate Tax-Free Bond Fund (“Merger Agreement”). Following the merger, the terms of which were set forth in the Merger Agreement, the JPMorgan Intermediate Tax Free Income adopted the name “JPMorgan Intermediate Tax Free Bond Fund” effective February 19, 2005.

Fund Names. Effective February 19, 2005, the following Predecessor Funds were renamed with the approval of the Board of Trustees of JPMST or JPMMFST, as applicable:

New Name	Former Name
JPMorgan California Tax Free Bond Fund	JPMorgan California Bond Fund
JPMorgan Intermediate Tax Free Bond Fund	JPMorgan Intermediate Tax Free Income Fund
JPMorgan New York Tax Free Bond Fund	JPMorgan New York Intermediate Tax Free Income Fund
JPMorgan Short Term Municipal Bond Fund	One Group Short-Term Municipal Bond Fund

Effective April 30, 2009, the JPMorgan Short Term Municipal Bond Fund (formerly the One Group Short-Term Municipal Bond Fund) was renamed, with the approval of the Board of Trustees of JPMT II, to the JPMorgan Short-Intermediate Municipal Bond Fund. For ease of reference, throughout this SAI, the Board of Trustees of JPMT I, the Board of Trustees of JPMT II and the Boards of Trustees of the Predecessor Trusts are referred to herein collectively as the “Board of Trustees.”

Share Classes

Shares in the Funds of the Trusts are generally offered in multiple classes. The Board of Trustees of JPMT I and JPMT II has authorized the issuance and sale of the following share classes of the Funds:

Part I - 2

Fund	Class A	Class B	Class C	Select Class	Institutional Class
Arizona Municipal Bond Fund	X	X	X	X
Michigan Municipal Bond Fund	X	X	X	X
Municipal Income Fund	X	X	X	X
Ohio Municipal Bond Fund	X	X	X	X
Short-Intermediate Municipal Bond Fund*	X	X	X	X	X
Tax Free Bond Fund	X	X	X	X
California Tax Free Bond Fund	X		X	X	X
Intermediate Tax Free Bond Fund	X	X	X	X	X
New York Tax Free Bond Fund	X	X	X	X	X

*	Effective April 30, 2009, the Fund changed its name from the “Short Term Municipal Bond Fund” to the “Short- Intermediate Municipal Bond Fund”.

Miscellaneous

This SAI describes the financial history, investment strategies and policies, management and operation of each of the Funds in order to enable investors to select the Fund or Funds which best suit their needs.

This SAI provides additional information with respect to the Funds and should be read in conjunction with the relevant Fund’s current Prospectuses. Capitalized terms not otherwise defined herein have the meanings accorded to them in the applicable Prospectus. The Funds’ executive offices are located at 270 Park Avenue, New York, NY 10017.

This SAI is divided into two Parts – Part I and Part II. Part I of this SAI contains information that is particular to each Fund. Part II of this SAI contains information that generally applies to the Funds and other series representing separate investment funds or portfolios of JPMT I, JPMT II, J.P. Morgan Mutual Fund Group (“JPMMFG”), J.P. Morgan Mutual Fund Investment Trust (“JPMMFIT”), and J.P. Morgan Fleming Mutual Fund Group, Inc. (“JPMFMFG”) (each a “J.P. Morgan Fund,” and together with the Funds, the “J.P. Morgan Funds”). Throughout this SAI, JPMT I, JPMT II, JPMMFG, JPMMFIT, and JPMFMFG are each referred to as a “Trust” and collectively, as the “Trusts.” Each Trust’s Board of Trustees, or Board of Directors in the case of JPMFMFG, is referred to herein as the “Board of Trustees” and each trustee or director is referred to as a “Trustee.”

The Funds are advised by J.P. Morgan Investment Management Inc. (“JPMIM”). Certain other of the J.P. Morgan Funds are advised by Security Capital Research & Management Incorporated (“SCR&M”), and/or sub-advised by J.P. Morgan Private Investment Inc. (“JPMPI”), JF International Management Inc. (“JFIMI”) or Highbridge Capital Management, LLC (“HCM”). JPMIM, SCR&M, JPMPI, JFIMI and HCM are also referred to herein as the “Advisers” and, individually, as the “Adviser.” JPMPI, JFIMI and HCM are also referred to herein as the “Sub-Advisers” and, individually, as the “Sub-Adviser.”

Part I - 3

Investments in the Funds are not deposits or obligations of, or guaranteed or endorsed by, JPMorgan Chase Bank, N.A. (“JPMorgan Chase Bank”), an affiliate of the Adviser, or any other bank. Shares of the Funds are not federally insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other governmental agency. An investment in the Funds is subject to risk that may cause the value of the investment to fluctuate, and when the investment is redeemed, the value may be higher or lower than the amount originally invested by the investor.

INVESTMENT POLICIES

The following investment policies have been adopted by the Trusts with respect to the applicable Funds. The investment restrictions listed below under the heading “Fundamental Investment Policies” are “fundamental” policies which, under the Investment Company Act of 1940, as amended (the “1940 Act”), may not be changed without the vote of a majority of the outstanding voting securities of a Fund, as such term is defined in “Additional Information” in Part II of this SAI. All other investment policies of a Fund (including its investment objectives) are non-fundamental, unless otherwise designated in the Prospectus or herein, and may be changed by the Trustees of the Fund without shareholder approval.

Except for the restrictions on borrowings set forth below, the percentage limitations contained in the policies below apply at the time of purchase of the securities. If a percentage or rating restriction on investment or use of assets set forth in a fundamental investment policy or a non-fundamental investment policy or in a Prospectus is adhered to at the time of investment, later changes in percentage resulting from any cause other than actions by the Fund will not be considered a violation. If the value of the Fund’s holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Board of Trustees will consider what actions, if any, are appropriate to maintain adequate liquidity. With respect to each fundamental investment policy regarding borrowing, the 1940 Act generally limits a Fund’s ability to borrow money on a non-temporary basis if such borrowings constitute “senior securities.” As noted in “Investment Strategies and Policies — Miscellaneous Investment Strategies and Risks — Borrowings” in the SAI Part II, in addition to temporary borrowing, a Fund may borrow from any bank, provided that immediately after any such borrowing there is an asset coverage of at least 300% for all borrowings by a Fund and provided further, that in the event that such asset coverage shall at any time fall below 300%, a Fund shall, within three days (not including Sundays and holidays) thereafter or such longer period as the SEC may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowing shall be at least 300%.

For purposes of fundamental investment policies regarding industry concentration, the Adviser may classify issuers by industry in accordance with classifications set forth in the Directory of Companies Filing Annual Reports with the U.S. Securities and Exchange Commission (“SEC”) or other sources. In the absence of such classification or if the Adviser determines in good faith based on its own information that the economic characteristics affecting a particular issuer make it more appropriate to be considered engaged in a different industry, the Adviser may classify an issuer accordingly. Accordingly, the composition of an industry or group of industries may change from time to time.

INVESTMENT RESTRICTIONS AND POLICIES OF THE FUNDS THAT ARE SERIES OF JPMT II

Fundamental Investment Policies.

The Tax Free Bond Fund, the Short-Intermediate Municipal Bond Fund and the Municipal Income Fund may not:

1.	Purchase securities of any issuer if such purchase would not be consistent with the maintenance of the Fund’s status as a diversified company under the 1940 Act, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

2.

Purchase any securities that would cause more than 25% of the total assets of a Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to Municipal Securities or governmental guarantees of Municipal Securities, and with respect to the Municipal Income Fund, housing authority obligations. For purposes of this limitation (i) utilities will be divided according to their services (for example, gas, gas transmission, electric and telephone will each be considered a separate industry); and (ii) wholly-owned

Part I - 4

finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents.

The Arizona Municipal Bond Fund, the Michigan Municipal Bond Fund and the Ohio Municipal Bond Fund may not:

1.	Purchase any securities that would cause more than 25% of the total assets of a Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (i) this limitation does not apply to investments in obligations issued or guaranteed by the U.S. government or its agencies and instrumentalities and repurchase agreements involving such securities; and (ii) this limitation does not apply to Municipal Securities or Ohio Municipal Securities, Arizona Municipal Securities, and Michigan Municipal Securities. For purposes of this limitation (i) utilities will be divided according to their services (for example, gas, gas transmission, electric and telephone will each be considered a separate industry); and (ii) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents. In addition, with respect to the Arizona Municipal Bond Fund, for purposes of this limitation only, private activity bonds that are backed only by the assets and revenues of a non-governmental issued shall not be deemed to be Municipal Securities or Arizona Municipal Securities (for the Arizona Municipal Bond Fund).

The following policy applies to the Arizona Municipal Bond Fund:

Under normal circumstances, the Fund invests at least 80% of its net assets in municipal bonds, the income from which is exempt from both federal and Arizona personal income tax. For purposes of this policy, the Fund’s net assets include borrowings by the Fund for investment purposes.

The following policy applies to the Michigan Municipal Bond Fund:

Under normal circumstances, the Fund invests at least 80% of its net assets in municipal bonds, the income from which is exempt from both federal and Michigan personal income tax. For purposes of this policy, the Fund’s net assets include borrowings by the Fund for investment purposes.

The following policy applies to the Ohio Municipal Bond Fund:

Under normal circumstances, the Fund invests at least 80% of its net assets in municipal bonds, the income from which is exempt from both federal and Ohio personal income tax. For purposes of this policy, the Fund’s net assets include borrowings by the Fund for investment purposes.

The following policy applies to the Short-Intermediate Municipal Bond Fund, the Tax Free Bond Fund and the Municipal Income Fund:

Under normal circumstances, the Fund will invest at least 80% of its net assets in municipal bonds, the income from which is exempt from federal income tax. For purposes of this policy, the Fund’s net assets include borrowings by the Fund for investment purposes.

The following policy applies to the Municipal Income Fund:

Under normal market circumstances, at least 80% of the assets of the Municipal Income Fund will be invested in Municipal Securities.

None of the Municipal Bond Funds may:

1.	Make loans, except that a Fund may (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; (iii) engage in securities lending as described in this Prospectus and in the Statement of Additional Information and (iv) make loans to the extent permitted by an order issued by the SEC.

Part I - 5

None of the Funds may:

1.	Purchase securities on margin or sell securities short except, in the case of the Municipal Bond Funds, for use of short-term credit necessary for clearance of purchases of portfolio securities.

2.	Underwrite the securities of other issuers except to the extent that a Fund may be deemed to be an underwriter under certain securities laws in the disposition of “restricted securities.”

3.	Purchase physical commodities or contracts relating to physical commodities, except as permitted under the 1940 Act, or operate as a commodity pool, in each case as interpreted or modified by the regulatory authority having jurisdiction, from time to time.

4.	Purchase participation or other direct interests in oil, gas or mineral exploration or development programs (although investments by all Funds in marketable securities of companies engaged in such activities are not hereby precluded).

5.	Borrow money, except to the extent permitted under the 1940 Act, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

6.	Purchase securities of other investment companies except as permitted by the 1940 Act and rules, regulations and applicable exemptive relief thereunder.

7.	Issue senior securities except with respect to any permissible borrowings.

8.	Purchase or sell real estate (however, each Fund may, to the extent appropriate to its investment objective, purchase securities secured by real estate or interests therein or securities issued by companies investing in real estate or interests therein).

Non-Fundamental Policies. The following investment policies are non-fundamental and therefore can be changed by the Board of Trustees without prior shareholder approval.

The Arizona Municipal Bond Fund, the Michigan Municipal Bond Fund and the Ohio Municipal Bond Fund will not:

1.	Purchase the securities of an issuer if as a result more than 5% of its total assets would be invested in the securities of that issuer or the Fund would own more than 10% of the outstanding voting securities of that issuer. This does not include securities issued or guaranteed by the United States, its agencies or instrumentalities, securities of other investment companies, and repurchase agreements involving these securities. This restriction applies with respect to 50% of the Fund’s total assets. For purposes of these limitations, a security is considered to be issued by the government entity whose assets and revenues guarantee or back the security. With respect to private activity bonds or industrial development bonds backed only by the assets and revenues of a non-governmental user, such user would be considered the issuer.

No Municipal Bond Fund may:

1.	Invest in illiquid securities in an amount exceeding, in the aggregate 15% of the Fund’s net assets. An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business without a loss, and includes repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists.

Part I - 6

No Municipal Bond Fund may:

1.	Acquire the securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

INVESTMENT RESTRICTIONS AND POLICIES OF THE FUNDS THAT ARE SERIES OF JPMT I

Fundamental Investment Policies.

(1)   (a) The California Tax Free Bond Fund may not purchase any security which would cause the Fund to concentrate its investments in the securities of issuers primarily engaged in any particular industry except as permitted by the SEC;

(b) The Intermediate Tax Free Bond Fund and the New York Tax Free Bond Fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or repurchase agreements secured thereby) if, as a result, more than 25% of the Fund’s total assets would be invested in the securities of companies whose principal business activities are in the same industry. Notwithstanding the foregoing, with respect to a Fund’s permissible futures and options transactions in U.S. government securities, positions in options and futures shall not be subject to this restriction. Industrial development bonds, where the payment of principal and interest is the ultimate responsibility of companies within the same industry, are grouped together as an “industry.” However, it is not applicable to investments by a Fund in municipal obligations where the issuer is regarded as a state, city, municipality or other public authority since such entities are not members of an “industry.” Supranational organizations are collectively considered to be members of any “industry”;

(2)   (a) The California Tax Free Bond Fund may not issue senior securities, except as permitted under the 1940 Act or any rule, order or interpretation thereunder;

(b) The Intermediate Tax Free Bond Fund and the New York Tax Free Bond Fund may not issue any senior security (as defined in the 1940 Act), except that (i) a Fund may engage in transactions that may result in the issuance of senior securities to the extent permitted under applicable regulations and interpretations of the 1940 Act or an exemptive order; (ii) a Fund may acquire other securities, the acquisition of which may result in the issuance of a senior security, to the extent permitted under applicable regulations or interpretations of the 1940 Act; and (iii) subject to the restrictions set forth above, a Fund may borrow money as authorized by the 1940 Act. For purposes of this restriction, collateral arrangements with respect to a Fund’s permissible options and futures transactions, including deposits of initial and variation margin, are not considered to be the issuance of a senior security;

(3)   The California Tax Free Bond Fund, Intermediate Tax Free Bond Fund and the New York Tax Free Bond Fund may not borrow money, except to the extent permitted by applicable law;

(4)   The Tax Free Funds may not underwrite securities of other issuers, except to the extent that the Fund, in disposing of portfolio securities, may be deemed an underwriter within the meaning of the 1933 Act;

(5)   (a) The California Tax Free Bond Fund may not purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may (a) invest in securities or other instruments directly or indirectly secured by real estate, (b) invest in securities or other instruments issued by issuers that invest in real estate and (c) may make direct investments in mortgages;

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(b) The Intermediate Tax Free Bond Fund and the New York Tax Free Bond Fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business). Investments by a Fund in securities backed by mortgages on real estate or in marketable securities of companies engaged in such activities are not hereby precluded. Real estate includes Real Estate Limited Partnerships;

(6)   (a) The California Tax Free Bond Fund may not purchase or sell commodities or commodity contracts unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts; but this shall not prevent the Fund from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), options on financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments that are not related to physical commodities;

(b) The Intermediate Tax Free Bond Fund and the New York Tax Free Bond Fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments but this shall not prevent a Fund from (i) purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities or (ii) engaging in forward purchases or sales of foreign currencies or securities;

(7)   The Funds may make loans to other persons, in accordance with the Fund’s investment objective and policies and to the extent permitted by applicable law; and

(8)   All of the Funds have an 80% investment policy which is fundamental and may not be changed without shareholder approval.

The following policy applies to the California Tax Free Bond Fund:

As a fundamental policy, the Fund normally invests at least 80% of the value of its Assets in municipal securities, the income from which is exempt from federal and state personal income taxes for California residents and not subject to the federal alternative minimum tax on individuals. “Assets” means net assets, plus the amount of borrowings for investment purposes.

The following policy applies to the New York Tax Free Bond Fund:

As a fundamental policy, the Fund normally invests at least 80% of the value of its Assets in municipal obligations whose interest payments are excluded from gross income for federal income tax purposes and exempt from New York State and New York City personal income taxes, and not subject to the federal alternative minimum tax on individuals. “Assets” means net assets, plus the amount of borrowings for investment purposes.

In addition, as a matter of fundamental policy, notwithstanding any other investment policy or restriction, each of the Intermediate Tax Free Bond Fund and the New York Tax Free Bond Fund may seek to achieve its investment objective by investing all of its investable assets in another investment company having substantially the same investment objective and policies as the Fund.

Non-Fundamental Investment Policies. The investment policies described below are non-fundamental policies of the Tax Free Funds and may be changed by the Trustees of the Funds without shareholder approval. These non-fundamental investment policies require that:

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(1)   The Tax Free Funds may not acquire any illiquid securities, such as repurchase agreements with more than seven days to maturity or fixed time deposits with a duration of over seven calendar days, if as a result thereof, more than 15% of the market value of the Fund’s net assets would be in investments which are illiquid;

(2)   The Tax Free Funds may not purchase securities on margin, make short sales of securities, or maintain a short position, provided that this restriction shall not be deemed to be applicable to the purchase or sale of when-issued or delayed delivery securities, or to short sales that are covered in accordance with SEC rules;

(3)   The Tax Free Funds may not acquire securities of other investment companies, except as permitted by the 1940 Act or any order pursuant thereto;

(4)   The Intermediate Tax Free Bond Fund and the New York Tax Free Bond Fund may not, with respect to 50% of its total assets, hold more than 10% of the outstanding voting securities of any issuer;

(5)   The Intermediate Tax Free Bond Fund and the New York Tax Free Bond Fund may not purchase or sell interests in oil, gas or mineral leases;

(6)   The Intermediate Tax Free Bond Fund and the New York Tax Free Bond Fund may not write, purchase or sell any put or call option or any combination thereof, provided that this shall not prevent (i) the writing, purchasing or selling of puts, calls or combinations thereof with respect to portfolio securities or (ii) with respect to a Fund’s permissible futures and options transactions, the writing, purchasing, ownership, holding or selling of futures and options positions or of puts, calls or combinations thereof with respect to futures.

(7)   The Tax Free Funds may not acquire the securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

For purposes of the Tax Free Funds’ investment policies, the issuer of a tax-exempt security is deemed to be the entity (public or private) ultimately responsible for the payment of the principal of and interest on the security.

INVESTMENT PRACTICES

The Funds invest in a variety of securities and employ a number of investment techniques. What follows is a list of some of the securities and techniques which may be utilized by the Funds. For a more complete discussion, see the “Investment Strategies and Policies” section in Part II of this SAI.

FUND NAME	FUND CODE
Arizona Municipal Bond Fund	1
Michigan Municipal Bond Fund	2
Municipal Income Fund	3
Ohio Municipal Bond Fund	4
Short-Intermediate Municipal Bond Fund	5
Tax Free Bond Fund	6
California Tax Free Bond Fund	7
Intermediate Tax Free Bond Fund	8
New York Tax Free Bond Fund	9

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Instrument	Fund Code	Part II Section Reference
Adjustable Rate Mortgage Loans (“ARMs”): Loans in a mortgage pool which provide for a fixed initial mortgage interest rate for a specified period of time, after which the rate may be subject to periodic adjustments.	5	Mortgage-Related Securities
Asset-Backed Securities: Securities secured by company receivables, home equity loans, truck and auto loans, leases, and credit card receivables or other securities backed by other types of receivables or other assets.	1-9	Asset-Backed Securities
Auction Rate Securities: Auction rate municipal securities and auction rate preferred securities issued by closed-end investment companies.	1-9	Auction Rate Securities
Bank Obligations: Bankers’ acceptances, certificates of deposit and time deposits. Bankers’ acceptances are bills of exchange or time drafts drawn on and accepted by a commercial bank. Maturities are generally six months or less. Certificates of deposit and time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds.	1-9	Bank Obligations
Borrowings: A Fund may borrow for temporary purposes and/or for investment purposes. Such a practice will result in leveraging of a Fund’s assets and may cause a Fund to liquidate portfolio positions when it would not be advantageous to do so. A Fund must maintain continuous asset coverage of 300% of the amount borrowed, with the exception for borrowings not in excess of 5% of the Fund’s total assets made for temporary administrative purposes.	1-9	Miscellaneous Investment Strategies and Risks
Call and Put Options: A call option gives the buyer the right to buy, and obligates the seller of the option to sell a security at a specified price at a future date. A put option gives the buyer the right to sell, and obligates the seller of the option to buy a security at a specified price at a future date.	1-9	Options and Futures Transactions
Commercial Paper: Secured and unsecured short-term promissory notes issued by corporations and other entities. Maturities generally vary from a few days to nine months.	1-9	Commercial Paper

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Corporate Debt Securities: May include bonds and other debt securities of domestic and foreign issuers, including obligations of industrial, utility, banking and other corporate issuers.	1-9	Debt Instruments
Credit Default Swap (“CDS”): A swap agreement between two parties pursuant to which one party pays the other a fixed periodic coupon for the specified life of the agreement. The other party makes no payment unless a credit event, relating to a predetermined reference asset, occurs. If such an event occurs, the party will then make a payment to the first party, and the swap will terminate.	1-9	Swaps and Related Swap Products
Custodial Receipts: A Fund may acquire securities in the form of custodial receipts that evidence ownership of future interest payments, principal payments or both on certain U.S. Treasury notes or bonds in connection with programs sponsored by banks and brokerage firms. These are not considered to be U.S. government securities. These notes and bonds are held in custody by a bank on behalf of the owners of the receipts.	1-9	Custodial Receipts
Demand Features: Securities that are subject to puts and standby commitments to purchase the securities at a fixed price (usually with accrued interest) within a fixed period of time following demand by a Fund.	1-9	Demand Features
Exchange Traded Funds (“ETFs”): Ownership interest in unit investment trusts, depositary receipts, and other pooled investment vehicles that hold a portfolio of securities or stocks designed to track the price performance and dividend yield of a particular broad based, sector or international index. ETFs include a wide range of investments such as iShares, Standard & Poor’s Depositary Receipts (“SPDRs”) and NASDAQ 100s.	1-9	Investment Company Securities and Exchange Traded Funds
High Yield/High Risk Securities/Junk Bonds: Securities that are generally rated below investment grade by the primary rating agencies or are unrated but deemed by a Fund’s adviser to be of comparable quality.	1-9	Debt Instruments
Interfund Lending: Involves lending money and borrowing money for temporary purposes through a credit facility.	1-9	Miscellaneous Investment Strategies and Risks

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Inverse Floating Rate Instruments: Leveraged variable debt instruments with interest rates that reset in the opposite direction from the market rate of interest to which the inverse floater is indexed.	1-9	Inverse Floating and Interest Rate Caps
Investment Company Securities: Shares of other investment companies, including money market funds for which the adviser and/or its affiliates serve as investment adviser or administrator. The adviser will waive certain fees when investing in funds for which it serves as investment adviser, to the extent required by law.	1-9	Investment Company Securities and Exchange Traded Funds
Loan Assignments and Participations: Assignments of, or participations in, all or a portion of loans to corporations or to governments, including governments in less developed countries.	1-9	Loans
Mortgage-Backed Securities: Debt obligations secured by real estate loans and pools of loans such as collaterized mortgage obligations (“CMOs”), commercial mortgage-backed securities (“CMBSs”) and other asset-backed structures.	1-9	Mortgage-Related Securities
Mortgage Dollar Rolls: A transaction in which a Fund sells securities for delivery in a current month and simultaneously contracts with the same party to repurchase similar but not identical securities on a specified future date.	5	Mortgage-Related Securities
Municipal Securities: Securities issued by a state or political subdivision to obtain funds for various public purposes. Municipal securities include, among others, private activity bonds and industrial development bonds, as well as general obligation notes, tax anticipation notes, bond anticipation notes, revenue anticipation notes, other short-term tax-exempt obligations, municipal leases, obligations of municipal housing authorities and single family revenue bonds.	1-9	Municipal Securities
New Financial Products: New options and futures contracts and other financial products continue to be developed and a Fund may invest in such options, contracts and products.	1-9	Miscellaneous Investment Strategies and Risks
Obligations of Supranational Agencies: Obligations which are chartered to promote economic development and are supported by various governments and governmental agencies.	5	Foreign Investments (including Foreign Currencies)

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Options and Futures Transactions: A Fund may purchase and sell (a) exchange traded and over the counter put and call options on securities, indexes of securities and futures contracts on securities and indexes of securities, and (b) futures contracts on securities and indexes of securities.	1-9	Options and Futures Transactions
Preferred Stock: A class of stock that generally pays a dividend at a specified rate and has preference over common stock in the payment of dividends and in liquidation.	5	Equity Securities, Warrants and Rights
Private Placements, Restricted Securities and Other Unregistered Securities: Securities not registered under the Securities Act of 1933 such as privately placed commercial paper and Rule 144A securities.	1-9	Miscellaneous Investment Strategies and Risks
Repurchase Agreements: The purchase of a security and the simultaneous commitment to return the security to the seller at an agreed upon price on an agreed upon date. This is treated as a loan.	1-9	Repurchase Agreements
Reverse Repurchase Agreements: The sale of a security and the simultaneous commitment to buy the security back at an agreed upon price on an agreed upon date. This is treated as borrowing by a Fund.	5	Reverse Repurchase Agreements
Securities Lending: The lending of up to 33 1/3% of a Fund’s total assets. In return, a Fund will receive cash, other securities, and/or letters of credit as collateral.	1-9	Securities Lending
Short-Term Funding Agreements: Agreements issued by banks and highly rated U.S. insurance companies such as Guaranteed Investment Contracts (“GICs”) and Bank Investment Contracts (“BICs”).	1-9	Short-Term Funding Agreements
Sovereign Obligations: Investments in debt obligations issued or guaranteed by a foreign sovereign government or its agencies, authorities or political subdivisions.	5	Foreign Investments (including Foreign Currencies)

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Stripped Mortgage-Backed Securities: Derivative multi-class mortgage securities which are usually structured with two classes of shares that receive different proportions of the interest and principal from a pool of mortgage assets. These include Interest Only (“IO”) and Principal Only (“PO”) securities issued outside a Real Estate Mortgage Investment Conduit (“REMIC”) or CMO structure.	1-9	Mortgage-Related Securities
Structured Investments: A security having a return tied to an underlying index or other security or asset class. Structured investments generally are individually negotiated agreements and may be traded over-the-counter. Structured investments are organized and operated to restructure the investment characteristics of the underlying security.	1-9	Structured Investments
Swaps and Related Swap Products: Swaps involve an exchange of obligations by two parties. Caps and floors entitle a purchaser to a principal amount from the seller of the cap or floor to the extent that a specified index exceeds or falls below a predetermined interest rate or amount. A Fund may enter into these transactions to manage its exposure to changing interest rates and other factors.	1-9	Swaps and Related Swap Products
Synthetic Variable Rate Instruments: Instruments that generally involve the deposit of a long-term tax exempt bond in a custody or trust arrangement and the creation of a mechanism to adjust the long-term interest rate on the bond to a variable short-term rate and a right (subject to certain conditions) on the part of the purchaser to tender it periodically to a third party at par.	1-9	Swaps and Related Swap Products
Temporary Defensive Positions: To respond to unusual circumstances a Fund may invest in cash and cash equivalents for temporary defensive purposes.	1-9	Miscellaneous Investment Strategies and Risks
Treasury Receipts: A Fund may purchase interests in separately traded interest and principal component parts of U.S. Treasury obligations that are issued by banks or brokerage firms and that are created by depositing U.S. Treasury notes and U.S. Treasury bonds into a special account at a custodian bank. Receipts include Treasury Receipts (“TRs”), Treasury Investment Growth Receipts (“TIGRs”), and Certificates of Accrual on Treasury Securities (“CATS”).	1-9	Treasury Receipts

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U.S. Government Agency Securities: Securities issued by agencies and instrumentalities of the U.S. government. These include all types of securities issued or guaranteed by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“Freddie Mac”), including funding notes, subordinated benchmark notes, CMOs and REMICs.	1-9	Mortgage-Related Securities
U.S. Government Obligations: May include direct obligations of the U.S. Treasury, including Treasury bills, notes and bonds, all of which are backed as to principal and interest payments by the full faith and credit of the United States, and separately traded principal and interest component parts of such obligations that are transferable through the Federal book-entry system known as Separate Trading of Registered Interest and Principal of Securities (“STRIPS”) and Coupon Under Book Entry Safekeeping (“CUBES”).	1-9	U.S. Government Obligations
Variable and Floating Rate Instruments: Obligations with interest rates which are reset daily, weekly, quarterly or some other frequency and which may be payable to a Fund on demand or at the expiration of a specified term.	1-9	Debt Instruments
When-Issued Securities, Delayed Delivery Securities and Forward Commitments: Purchase or contract to purchase securities at a fixed price for delivery at a future date.	1-9	When-Issued Securities, Delayed Delivery Securities and Forward Commitments
Zero-Coupon, Pay-in-Kind and Deferred Payment Securities: Zero-coupon securities are securities that are sold at a discount to par value and on which interest payments are not made during the life of the security. Pay-in-kind securities are securities that have interest payable by delivery of additional securities. Deferred payment securities are zero-coupon debt securities which convert on a specified date to interest bearing debt securities.	1-9	Debt Instruments

ADDITIONAL INFORMATION REGARDING FUNDS INVESTMENT PRACTICES

The following information is a summary of special factors that may affect any Fund invested in municipal securities from the States of Arizona, California, Michigan, New York and Ohio and is derived from public official documents relating to securities offerings of state issuers, which generally are available to investors. The following information constitutes only a brief summary of the information in such public official documents; it has not been independently verified and does not purport to be a complete description of all considerations regarding investment in the municipal securities discussed below. Information provided herein may not be current and is subject to change rapidly, substantially, and without notice.

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The value of the shares of the Funds discussed in this section may fluctuate more widely than the value of shares of a portfolio investing in securities relating to a number of different states. The ability of state, county or other local governments to meet their obligations will depend primarily on the availability of tax and other revenues to those governments and on their fiscal conditions generally.

Further, recent downgrades of certain municipal securities insurers have negatively impacted the price of certain insured municipal securities. Given the large number of potential claims against municipal securities insurers, there is a risk that they will be unable to meet all future claims. The perceived increased likelihood of default among municipal issuers has resulted in constrained liquidity, increased price volatility and credit downgrades of municipal issuers. Local and national market forces, such as declines in real estate prices and general business activity, may result in decreasing tax bases, fluctuations in interest rates, and increasing construction costs, all of which could reduce the ability of certain municipal issuers to repay their obligations. Certain municipal issuers have also been unable to obtain additional financing through, or must pay higher interest rates on, new issues, which may reduce revenues available for municipal issuers to pay existing obligations. In addition, in certain circumstances it may be difficult for investors to obtain reliable information on the obligations underlying municipal securities. Adverse developments in the municipal securities market may negatively affect the value of all or a substantial portion of a Fund’s municipal securities.

Arizona Municipal Securities

As used in this SAI, the term “Arizona Municipal Securities” refers to municipal securities, the income from which is excluded from the gross income of the owners thereof for Federal income tax purposes, and is exempt from the taxable income of the owners thereof for State of Arizona income tax purposes.

Risk Factors Regarding Investments in Arizona Municipal Securities. Given that the Arizona Municipal Bond Fund is invested primarily in Arizona Municipal Securities, the Fund is subject to risks relating to the economy of the state of Arizona (as used in this section, the “State”) and the financial condition of the State and local governments and their agencies.

Overview of State Economy. Although Arizona has a diverse economy, the trade, transportation and public utilities, professional and business services, education and health services, and government sectors are significant sources of employment in the State. As a result, economic problems or factors that negatively impact these sectors may have a negative effect on the value of Arizona Municipal Securities.

Arizona is continuing to experience financial difficulties stemming from the recession that began in December 2007. In November 2009, the State’s unemployment rate was at 10.4%. Although the State’s unemployment rate has fallen, with the February 2012 unemployment rate at 8.7%, unemployment still remains high.

Because of high unemployment, decreased spending and other factors resulting from a weak economy, Arizona has faced a severe erosion of its tax base. State tax revenues have declined for three consecutive years, prior to fiscal year 2011, including a decrease in total taxes from approximately $7.4 billion in fiscal year 2009 to approximately $6.7 billion in fiscal year 2010. Base revenues had a modest increase to $7.3 billion in fiscal year 2011.

As a result of the foregoing, Arizona continues to face serious budgetary problems. Introduced in January 2012, the Governor’s Executive Budget for fiscal years 2012 and 2013 (as used in this section, the “Governor’s Budget”) (discussed in more detail below) estimated a budget balance of $392 million in fiscal year 2012 and $588 million in fiscal year 2013.

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There can be no assurances that the fiscal stress currently facing the State will not continue or become more difficult, or that lower than expected revenues, potential declines in State tax receipts or other impacts of the current economic situation will not further materially adversely affect the financial condition of the State.

There is no assurance that any issuer of an Arizona Municipal Security will make full or timely payments of principal or interest or remain solvent. It should be noted that the creditworthiness of obligations issued by local Arizona issuers may be unrelated to the creditworthiness of obligations issued by the State, and there is no obligation on the part of the State to make payment on such local obligations in the event of default.

Structural Deficit. While the Governor’s Budget currently projects budget surpluses for fiscal years 2012 and 2013, Arizona also has a long evolving structural deficit in which there is a misalignment between its revenues and its expenditures. Factors contributing to this misalignment include a combination of reduced revenues, program expansions, continuing population growth, constraints imposed by voters, and the federal government. The Governor’s Budget, after eliminating one-time funding sources (e.g., debt, rollovers and federal stimulus funds), estimated structural deficits of approximately $396.5 million in fiscal year 2012 and $564.1 million in fiscal year 2013.

Reduced Revenues. State revenues have been reduced partially by a series of tax cuts in personal and corporate income taxes. The most recent significant reduction for the corporate income tax occurred in calendar year 2005. This change (relating to the allocation of multi-state corporate income to Arizona) was estimated at the time of enactment to have, in fiscal year 2011, a fully phased-in impact of $120 million. The most recent significant reduction to the individual income tax was enacted in calendar year 2006. This legislation provided for a 5% rate reduction in fiscal year 2006 and an additional 5% rate reduction in fiscal year 2007. The cumulative impact of these reductions was estimated at the time of enactment to be $334 million per year.

Program Expansions. Before the recession started in December 2007, the State, via legislation, judicial mandate or public vote, embarked on several costly programs and initiatives without identifying ways to pay for them. An example involves a property tax reform that has gradually reduced the local property tax, and shifted the school funding obligation to the State General Fund (as used in this section, the “General Fund”). Another example involves a voter initiative (Proposition 204) (discussed in more detail below) that expanded AHCCCS eligibility, resulting in additional enrollment in AHCCCS.

Population Growth. Since the end of World War II, Arizona has consistently ranked among America’s fastest growing states. While that growth has fueled State revenues, it has also increased demand for a variety of State services, which include education, health care and corrections.

Voter-Imposed Constraints. Two voter-approved initiatives have limited the ability of State government to manage revenues and expenditures and exercise budgetary control: Proposition 108 and Proposition 105. In 1992, in order to make it more difficult for the State Legislature (“Legislature”) to raise taxes or fees, Arizona voters approved Proposition 108. The measure requires a two-thirds vote of each house of the Legislature for any act that results in a “net increase” in State revenues. In 1998, the voters approved Proposition 105, which limits the Legislature’s ability to change the provisions of voter-approved programs and forces the State to continue spending for those same programs without any consideration of budget problems.

Federal Government. The American Recovery and Reinvestment Act of 2009 (“ARRA”) provides economic stimulus funding and federal assistance to state governments to balance budgets.

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From fiscal year 2009 through fiscal year 2011, the State’s General Fund received approximately $2.9 billion in ARRA funding, to be used largely for education and for health care for low-income persons. Approximately $1.9 billion in stimulus funds has been used to enhance the Title XIX Federal Medical Assistance Percentage (“FMAP”) in the health and welfare agencies. In fiscal year 2010, the ARRA FMAP enhancement increased the federal match from 65.75% to 75.93%. In fiscal year 2011, the ARRA-enhanced FMAP was extended from its original expiration date of December 31, 2010, through June 30, 2011, though at “stepped-down” enhancements of 73.1% and 71.22%. The Governor’s Budget recommends a FMAP contribution of 67.3% for the first quarter of fiscal year 2013 and 65.68% for the remaining three quarters of fiscal year 2013.

General Risks. Many complex political, social, and economic factors influence the State’s economy and finances, which may affect the State’s budget unpredictably from year to year. Such factors include, but are not limited to: (i) developments with respect to the national economy as a whole, (ii) developments with respect to the trade, transportation and public utilities, professional and business services, education and health services, and government sectors of the economy; (iii) developments with respect to consumer confidence; (iv) developments with respect to the construction and real estate; (v) developments with respect to U.S. fiscal and economic policies, including fiscal stimulus efforts in general and the amount of federal aid to the State; and (vi) actions taken by the federal government, including audits, disallowances, and changes in aid levels.

These factors are continually changing, and no assurances can be given with respect to how these factors or other factors will materialize in the future or what impact they will have on the State’s fiscal and economic condition. Such factors could have an adverse impact on the State budget in the current year and could result in declines, possibly severe, in the value of the State's and municipal issuers' outstanding obligations, increases in their future borrowing costs, and impairment of their ability to pay debt service on their obligations.

Governor’s Budget. The Governor’s Budget, introduced on January 13, 2012, contains recommendations based on the State’s moderately improving economic condition, to improve the State’s infrastructure, stabilize the State’s structural deficits and increase baseline spending in areas that were reduced during the fiscal tightening in prior fiscal years. The Governor’s Budget proposes permanent spending growth of 4.9% in fiscal year 2013 and 2.4% in fiscal year 2014.

Medicaid. Arizona voters enacted Proposition 204 in 2000. The proposition increased eligibility for Arizona’s Health Care Cost Containment System (“AHCCCS”) (Arizona's Medicaid agency that offers health care programs for Arizona residents) to residents up to 100% of the federal poverty level, including parents and childless adults. As a condition to receiving ARRA funding from the federal government, the State agreed to maintain AHCCCS eligibility criteria as of the date of ARRA’s enactment, notwithstanding that, since the enactment date, Arizona’s AHCCCS enrollment has grown substantially. In August 2009 there were 1,115,000 individuals enrolled in Medicaid. This number had grown to 1,370,000 individuals in August 2011. The Governor’s Budget recommends freezing AHCCS coverage for childless adults and reducing AHCCS member benefits and reimbursements. Because the Proposition 204 population is protected by federal law, the recommendation is based on an October 1, 2011 start date, giving the federal government time to either grant a waiver or change the maintenance requirements through Congressional action. There is no guarantee that the federal government will waive or change the eligibility standards.

Education. In fiscal year 2009, funding for Arizona’s universities was reduced to fiscal year 2006 levels. University funding has been protected under the federal maintenance requirements agreed to by the State as a condition of receiving ARRA funds. That protection was lifted in fiscal year 2012. As

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such, in fiscal year 2013, the Governor’s Budget recommends reducing State university funding and allocating more state funds to community colleges.

Public Safety. For fiscal year 2012, the Governor’s Budget recommended a $32 million increase in spending in the Department of Corrections. For the Department of Juvenile Corrections, the Governor’s Budget recommends a budget reduction of $2.3 million due to decreased enrollment.

Constitutional Limitations on Taxes. The Arizona Constitution limits the amount of debt that can be issued by the State’s counties, cities, towns, school districts and other municipal corporations in the form of indebtedness payable from property taxes or other general fund sources. In general, those political subdivisions may not become indebted in an amount exceeding 6% of the value of the taxable property in the political subdivision without the approval of a majority of the qualified electors voting at an election. Furthermore, no county or school district may become indebted in an amount exceeding 15% (30% for unified school districts) of the value of the taxable property, even with voter approval. In addition, with voter approval, incorporated cities or towns may become indebted in an amount up to 20% of the value of the taxable property for the purposes of supplying water, light, sewers, open space preserves, parks, playgrounds, recreational facilities, transportation and public safety. These constitutional debt limits generally do not apply to revenue bonds payable from special fund revenue sources.

State Debt. The State, itself, has no general obligation debt. The Arizona Department of Transportation, the Arizona Board of Regents, the Arizona Power Authority, the Water Infrastructure and Finance Authority of Arizona and the Arizona School Facilities Board are authorized to issue revenue bonds for their respective purposes. In addition, the State has financed certain capital improvements and equipment through the execution and sale of certificates of participation, which represent undivided agreements that are subject to annual appropriations by the Arizona Legislature.

Municipal Downgrades and Bankruptcies. Municipal bonds may be more susceptible to being downgraded, and issuers of municipal bonds may be more susceptible to default and bankruptcy, during recessions or similar periods of economic stress. Factors contributing to the economic stress on municipalities may include lower property tax collections as a result of lower home values, lower sales tax revenue as a result of consumers cutting back from spending, and lower income tax revenue as a result of a high unemployment rate. In addition, as certain municipal obligations may be secured or guaranteed by banks and other institutions, the risk to a fund could increase if the banking or financial sector suffers an economic downturn and/or if the credit ratings of the institutions issuing the guarantee are downgraded or at risk of being downgraded by a national rating organization. Such a downward revision or risk of being downgraded may have an adverse effect on the market prices of the bonds and thus the value of a fund’s investments.

Recent downgrades of certain municipal securities insurers have negatively impacted the price of certain insured municipal securities. Given the large number of potential claims against municipal securities insurers, there is a risk that they will be unable to meet all future claims. Certain municipal issuers either have been unable to issue bonds or access the market to sell their issues or, if able to access the market, have issued bonds at much higher rates, which may reduce revenues available for municipal issuers to pay existing obligations. Should the State or municipalities fail to sell bonds when and at the rates projected; the State could experience significantly increased costs in the General Fund and a weakened overall cash position in the current fiscal year.

Further, an insolvent municipality may file for bankruptcy. For example, Chapter 9 of the Bankruptcy Code provides a financially distressed municipality protection from its creditors while it develops and negotiates a plan for reorganizing its debts. “Municipality” is defined broadly by the

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Bankruptcy Code as a “political subdivision or public agency or instrumentality of a state” and may include various issuers of securities in which the fund invests. The reorganization of a municipality’s debts may be accomplished by extending debt maturities, reducing the amount of principal or interest, refinancing the debt or other measures which may significantly affect the rights of creditors and the value of the securities issued by the municipality and the value of a fund’s investments.

Litigation. The State is party to numerous legal proceedings, many of which normally occur in government operations. In addition, the State is involved in certain other legal proceedings that, if decided against the State, might require the State to make significant future expenditures or substantially impair future revenue sources. Because of the prospective nature of these proceedings, it is not presently possible to predict the outcome of such litigation, estimate the potential impact on the ability of the State to pay debt service costs on its obligations, or determine what impact, if any, such proceedings may have on a fund's investments.

Bond Ratings. As of April 20, 2011, , the State had an issuer rating of AA- by Standard & Poor’s Rating Services, a division of the McGraw-Hill Companies, Inc. (“S&P”) and Aa3 by Moody's Investors Service, Inc. (“Moody’s”), each reflecting a recent downgrade. On December 23, 2009, S&P lowered the State’s issuer rating. On December 22, 2009, and again on July 15, 2010, Moody’s lowered the State’s issuer rating. On December 21, 2011, S&P raised its outlook for the State of Arizona’s fiscal condition to “stable.”

Each such rating reflects only the views of the respective rating agency and an explanation of the significance of such rating may be obtained from such rating agency. There is no assurance that such ratings will continue for any given period of time or that they will not be revised or withdrawn entirely by such rating agency if in the judgment of such rating agency circumstances so warrant. A downward revision or withdrawal of any such rating may have an adverse effect on the market prices of the bonds.

California Municipal Securities

Under normal circumstances, the California Tax Free Bond Fund invests at least 80% of its total assets in municipal securities. For purposes of this policy, “municipal securities” has the same meaning as California Municipal Securities. California Municipal Securities are obligations of any duration (or maturity) issued by California, its political subdivisions and their agencies, authorities and instrumentalities and any other obligations, the interest from which is exempt from California personal income tax. The interest from many but not all California Municipal Securities also is exempt from federal income tax. The California Tax Free Bond Fund may also invest in debt obligations of state and municipal issuers outside of California. In general, the interest on such securities is exempt from federal income tax but subject to California income tax. A portion of the Fund’s distributions from interest on California Municipal Securities and other municipal securities in which the California Tax Free Bond Fund invests may under certain circumstances be subject to federal alternative minimum tax. See “Tax Matters.”

Risk Factors Affecting California Municipal Securities. Given that the California Tax Free Bond Fund is invested primarily in California Municipal Securities, the Fund is subject to risks relating to the economy of the state of California (as used in this section, the “State”) and the financial condition of the State and local governments and their agencies.

Overview of State Economy. California’s economy, the largest among the 50 states, has major components in high technology, trade, entertainment, agriculture, manufacturing, government, tourism, construction, and services. As a result, economic problems or factors that negatively impact these sectors may have a negative effect on the value of California Municipal Securities.

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California is continuing to experience financial difficulties stemming from the recession that began in December 2007. California’s labor market deteriorated dramatically during the latter half of 2008 and the first half of 2009, suffering its worst losses on record. Between June 2008 and June 2009, California lost nearly one million non-farm jobs. Although these losses moderated during the second half of 2009, the unemployment rate continued to rise in 2009 and 2010. In December 2010, the State’s unemployment rate was at 12.5%. Although the State’s unemployment rate has fallen, with the February 2012 unemployment rate at 10.9%, unemployment still remains high.

Because of high unemployment, decreased spending and other factors resulting from a weak economy, California has faced a severe erosion of its tax base. California’s personal income tax receipts declined in 2009 on a year-over-year basis for the first time since 1938. The decline was due to job losses as well as lower revenues from income and capital gains taxes, some of which are directly related to the stock market and may be adversely affected by the market’s poor performance. Taxable sales slid dramatically in 2008, bottomed out early in 2009 and made meager gains during the rest of the year and into 2010. Taxable sales during the first half of 2010 were up 4% from the first half of 2009, but were still down 17% from the peak reached in the first half of 2007. The Department of Finance reported that, as of January 2012, tax receipts were $625 million below forecast for the fiscal year. The Department of Finance noted that receipts were above projections for much of 2011 but sharply decreased in December 2011 and January 2012.

As a result of the foregoing, California continues to face serious budgetary problems. Introduced on January 5, 2012, the Governor’s Budget for fiscal year 2012-13 (“2012-13 Governor’s Budget”) (discussed in more detail below) estimated a budget gap for fiscal year 2012-13 of approximately $9.2 billion.

The sharp drop in revenues has also caused a significant depletion of cash resources to pay the State’s obligations, causing the State to issue short-term obligations to meet its cash flow needs. By law, revenue anticipation notes (“RANs”) must mature prior to the end of the fiscal year of issuance. The State issued $10.8 billion of RANs in fiscal year 2010 as part of its cash management program, including $1.5 billion in August 27, 2009, which were repaid on September 29, 2009. The State issued $6.7 billion of RANs in October 2010 and another $10.0 billion in November 2010. The State further issued $1 billion of RANs in February 2012 to institutional investors.

There can be no assurances that the fiscal stress and cash pressures currently facing the State will not continue or become more difficult, or that declines in State tax receipts or other impacts of the current economic situation will not further materially adversely affect the financial condition of the State. The State Department of Finance has projected that multi-billion dollar budget gaps will occur annually through at least fiscal year 2014-15 without further corrective actions.

In addition, the pension funds managed by the State’s principal retirement systems, the California Public Employees’ Retirement System and the California State Teachers’ Retirement System, sustained significant investment losses during the economic downturn and face unfunded actuarial liabilities that will require increased contributions from the State’s General Fund (as used in this section, “General Fund”) in future years. The State also has significant unfunded liability relating to retirees’ post-employment healthcare benefits.

There is no assurance that any issuer of a California Municipal Security will make full or timely payments of principal or interest or remain solvent. It should be noted that the creditworthiness of obligations issued by local California issuers may be unrelated to the creditworthiness of obligations issued by the State, and there is no obligation on the part of the State to make payment on such local obligations in the event of default.

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General Risks. Many complex political, social, and economic factors influence the State’s economy and finances, which may affect the State’s budget unpredictably from year to year. Such factors include, but are not limited to: (i) the performance of the national and State economies; (ii) the receipt of revenues below projections; (iii) a delay in or an inability of the State to implement budget solutions as a result of current or future litigation; (iv) an inability to implement all planned expenditure reductions; and (v) actions taken by the federal government, including audits, disallowances, and changes in aid levels.

These factors are continually changing, and no assurances can be given with respect to how these factors or other factors will materialize in the future or what impact they will have on the State’s fiscal and economic condition. Such factors could have an adverse impact on the State budget in the current year and could result in declines, possibly severe, in the value of the State’s and municipal issuers’ outstanding obligations, increases in their future borrowing costs, and impairment of their ability to pay debt service on their obligations.

2011 Budget Act. On June 30, 2011, the Governor signed the 2011 Budget Act, which closed an estimated $26 billion budget gap for the 2010-11 and 2011-12 fiscal years. The budget-closing measures included a combination of expenditure reductions, higher than originally projected revenues and other actions and a projected $543 year-end budget reserve.

The budget made some significant cuts in spending, including $1.6 billion from State employees’ pay and benefits achieved through increasing employee pension contributions and ending the practice of boosting final salaries to raise pensions. The budget also assumed $5.4 billion in additional federal funds above ongoing federal support of State programs and commitments of funds from the American Recovery and Reinvestment Act of 2009, including a decrease in State expenditures of $1.33 billion resulting from extension by prior act of the United States Congress of the enhanced Medicaid funding. Whether California will receive all the projected receipts or achieve all the planned expenditure reductions will depend on future actions at the State and federal level, and there is no assurance that all the assumptions will be met.

2012-13 Governor’s Budget. The 2012-13 Governor’s Budget, released on January 5, 2012, proposes to reduce an estimated $9.2 billion budget gap for fiscal years 2011-12 and 2012-13 with a combination of spending reductions and revenue increases. The 2012-13 Governor’s Budget projects an increase in revenues and transfers of $6.8 billion.

The 2012-13 Governor’s Budget consists of $4.2 billion of expenditure reductions, $4.7 billion of revenue enhancements and $1.4 billion in other measures. The 2012-13 Governor’s Budget projects to end fiscal year 2012-13 with a $1.1 billion reserve. General Fund revenues and transfers for fiscal year 2012-13 are projected at $95.4 billion, and General Fund expenditures for fiscal year 2011-12 are projected at $82.6 billion. The proposed budget calls for a total of $10.3 billion of budget solutions for fiscal year 2012-13. The spending reductions include $1.4 billion in SalWORKS and child care spending, $842 million in Medi-Cal and Medicare services, $588 million in education spending, $302 million in reductions in grant programs, and $828 million through the elimination of state mandates of local governments.

The key feature of the new revenue proposals is the Governor’s request to place before voters in November 2012 measures such as a constitutional amendment that will increase tax rates on the state’s high-income taxpayers for five years and increase the Sales and Use Tax rate by one-half percent for four years. If enacted, the new tax revenues are projected to generate $6.9 billion for fiscal years 2011-12 and 2012-13. By June 28, 2012, the Secretary of State will determine whether the initiative qualifies for the ballot. The proposed budget includes a backup plan that specifies $5.4 billion in cuts affecting education and public safety that would go into effect on January 21, 2013, if the ballot initiative is not approved in

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November 2012. The trigger cuts include $4.8 billion in education spending, $200 million each from the University of California and California State University, $125 million from state courts, and approximately $29 million from other agencies.

LAO Report. On January 11, 2012, the State’s Department of Finance, the Legislative Analyst’s Office (“LAO”) released its analysis of the 2012-13 Governor’s Budget (“LAO Report”). In reaching its conclusions, the LAO performs an independent assessment of the outlook for California’s economy, demographics, revenues, and expenditures. The LAO Report states that the reasons for the State’s current budget gap are similar to prior budget shortfalls: the inability of the State to achieve previous budget solutions approved in recent years; the expiration of various one-time and temporary budget solutions approved in recent years; and the failure of the State to obtain significant additional federal funding for key programs. Furthermore, the LAO Report states that as a weak economic recovery continues, the economy cannot be expected to solve the current budget problem.

The LAO Report expresses caution regarding the 2012-13 Governor’s Budget regarding the severity of certain proposed reductions in spending for low-income families. Also, while stating that the Governor’s tax initiative would improve the state’s financial outlook, the alternative trigger plan would create significant uncertainty for schools, community colleges and universities. The LAO Report also questioned the analysis behind the tax revenue forecasts estimated in the 2012-13 Governor’s Budget.

May Revision. In May 2012, the Governor released a revised budget for fiscal years 2012-13 and 2013-14 (“May Revision”). The May Revision increased the estimated budget shortfall for fiscal year 2012-2013 from $9.2 billion to $15.7 billion. The May Revision attributed the increased shortfall to inaccurate revenue forecasts (based on stronger earlier receipts), increased education spending, and the blocking of certain budget cuts by courts and federal government. The May Revision seeks to address the increased shortfall through an additional $4.1 billion in spending reductions (for a total of $8.3 billion in reductions) and assume the approval of the Governor’s initiative in November 2012 for temporary tax increases.

Potential cost increases associated with actions to reduce the federal deficit, federal government and court decisions, the pace of economic recovery, an aging population, and rising health care costs all threaten the ability of the state to achieve and maintain a balanced budget over the long term.

Limitation on Property Taxes. Certain State debt obligations may be obligations of issuers that rely in whole or in part, directly or indirectly, on ad valorem property taxes as a source of revenue. The taxing powers of State local governments and districts are limited by Article XIIIA of the State Constitution, enacted by the voters in 1978 and commonly known as “Proposition 13.” Article XIIIA limits the rate of ad valorem property taxes to 1% of full cash value of real property and generally restricts the reassessment of property to 2% per year, except upon new construction or change of ownership (subject to a number of exemptions). Taxing entities may, however, raise ad valorem taxes above the 1% limit to pay debt service on voter-approved bonded indebtedness. Under Article XIIIA, the basic 1% ad valorem tax levy is applied against the assessed value of property as of the owner’s date of acquisition (or as of March 1, 1975, if acquired earlier), subject to certain adjustments. This system has resulted in widely varying amounts of tax on similarly situated properties. Article XIIIA prohibits local governments from raising revenues through ad valorem taxes above the 1% limit; it also requires voters of any governmental unit to give two-thirds approval to levy any “special tax” (i.e. a tax devoted to a specific purpose).

Limitations on Other Taxes, Fees and Charges. On November 5, 1996, the voters of the State approved Proposition 218. Proposition 218 added Articles XIIIC and XIIID to the State Constitution, which contain a number of provisions affecting the ability of local agencies to levy and collect both

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existing and future taxes, assessments, fees and charges. Article XIIIC requires that all new or increased local taxes be submitted to the voters before they become effective. Taxes for general governmental purposes require a majority vote and taxes for specific purposes require a two-thirds vote. Article XIIID contains several provisions which make it generally more difficult for local agencies to levy and maintain “assessments” for municipal services and programs. Article XIIID also contains several provisions affecting “fees” and “charges”, defined for purposes of Article XIIID to mean “any levy other than an ad valorem tax, a special tax, or an assessment, imposed by a local government upon a parcel or upon a person as an incident of property ownership, including a user fee or charge for a property related service.” All new and existing property related fees and charges must conform to requirements prohibiting, among other things, fees and charges which generate revenues exceeding the funds required to provide the property related service or are used for unrelated purposes. There are new notice, hearing and protest procedures for levying or increasing property related fees and charges, and, except for fees or charges for sewer, water and refuse collection services (or fees for electrical and gas service, which are not treated as “property related” for purposes of Article XIIID), no property related fee or charge may be imposed or increased without majority approval by the property owners subject to the fee or charge or, at the option of the local agency, two-thirds voter approval by the electorate residing in the affected area. The interpretation and application of Proposition 218 will ultimately be determined by the courts with respect to a number of matters, and it is not possible at this time to predict with certainty the outcome of such cases.

Appropriations Limits. The State and its local governments are subject to an annual “appropriations limit” imposed by Article XIIIB of the California Constitution, enacted by the voters in 1979 and significantly amended by Propositions 98 and 111 in 1988 and 1990, respectively. Article XIIIB prohibits the State or any covered local government from spending “appropriations subject to limitation” in excess of the appropriations limit imposed. “Appropriations subject to limitation” are authorizations to spend “proceeds of taxes,” which consist of tax revenues and certain other funds, including proceeds from regulatory licenses, user charges or other fees, to the extent that such proceeds exceed the cost of providing the product or service, but “proceeds of taxes” exclude most State subventions to local governments. No limit is imposed on appropriations of funds which are not “proceeds of taxes,” such as reasonable user charges or fees, and certain other non-tax funds, including bond proceeds. The appropriations limit for each year is adjusted annually to reflect changes in cost of living and population, and any transfers of service responsibilities between government units. The definitions for such adjustments were liberalized in 1990 to follow more closely growth in the State’s economy. “Excess” revenues are measured over a two year cycle. Local governments must return any excess to taxpayers by rate reductions. The State must refund 50% of any excess, with the other 50% paid to schools and community colleges. Local governments may by voter approval exceed their spending limits for up to four years.

Because of the complex nature of Articles XIIIA, XIIIB, XIIIC and XIIID of the California Constitution, the ambiguities and possible inconsistencies in their terms, and the impossibility of predicting future appropriations or changes in population and cost of living, and the probability of continuing legal challenges, it is not currently possible to determine fully the impact of these Articles on California debt obligations or on the ability of the State or local governments to pay debt service on such California debt obligations. It is not possible, at the present time, to predict the outcome of any pending litigation with respect to the ultimate scope, impact or constitutionality of these Articles or the impact of any such determinations upon State agencies or local governments, or upon their ability to pay debt service on their obligations. Further initiatives or legislative changes in laws or the California Constitution may also affect the ability of the State or local issuers to repay their obligations.

State Debt. Between November 2006 and August 2009, voters and the Legislature authorized more than $60 billion of new general obligation bonds and lease revenue bonds, which are paid solely

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from the General Fund. This new authorization substantially increased the amount of General-Fund-support debt outstanding. As of January 1, 2012, the State had approximately $73.4 billion principal amount of general obligations bonds, $10.5 billion of lease-revenue bonds and $1.9 billion for repayment of budgetary borrowing from local governments. Additionally, as of January 1, 2012 there was approximately $35.3 billion of authorized and unissued voter-approved general obligation debt payable and approximately $11.5 billion of authorized and unissued lease revenue bonds.

The State Treasurer has estimated that the aggregate amount of outstanding debt supported by the General Fund, including general obligation, lease revenue and Proposition 1A bonds, based on current voter and legislative authorizations, and bond cash flow needs as reported by the Department of Finance, is estimated to peak at approximately $114.6 billion by fiscal year 2015-16.

Disruptions in the financial markets and uncertainties about the State’s budget condition caused significant disruptions in the State’s bond issuance program during fiscal year 2008-09. Because of these factors, the State did not issue any new general obligation bonds between July 2008 and March 2009. In March 2009, the State issued approximately $6.5 billion of new tax-exempt bonds, the largest new money general obligation bond issue in the State’s history (excluding Economic Recovery Bonds (“ERBs”)). A few weeks later, the State issued approximately $6.9 billion of federally taxable general obligation bonds in reliance on new federal rules. A significant part of the revenue raised from these offerings was used to retire internal borrowings that had been used to fund construction projects. Additionally, approximately $6.5billion of tax exempt and taxable general obligation bonds were issued in the fall of 2009, together with approximately $1.5 billion of lease revenue bonds.

Although a record of approximately $20 billion of general obligation bonds was offered during calendar year 2009, the scale of issuances was much lower in calendar year 2010 at approximately $10.4 billion.

In light of the drop in General Fund revenues since fiscal year 2007-08, and the projections of new bond sales in the future, the ratio of debt service on general obligation, lease revenue, and Proposition 1A bonds supported by the General Fund to annual General Fund revenues and transfers (“General Fund Debt Ratio”) is expected to increase in future years. Based on the State’s Department of Finance estimates for future debt issuance, and the assumed growth in General Fund revenues and transfers contained in the 2012-13 Governor’s Budget, from fiscal year 2012-13 through fiscal year 2013-14, the State’s General Fund Debt Ratio is projected to peak at 9.22% in fiscal year 2012-13, the year that the Proposition 1A bonds mature.

Balanced Budget Amendment. On March 2, 2004, voters approved Proposition 58, a constitutional amendment called the “Balanced Budget Amendment,” which affects future State budgeting procedures by, among other things, requiring that the State’s budget be in balance and establishing a special reserve. On November 2, 2010, the voters of the State approved Proposition 25, an initiative measure amending the State’s constitution to provide that the Budget Act must now be approved by a majority (as opposed to two-thirds) vote of each House of the State’s Legislature. Proposition 58 was linked to Proposition 57, also approved by the voters, which authorized issuance of $15 billion of long-term general obligation bonds, additionally secured by a 1/4 cent increment of the State’s sales tax, which can be used to eliminate the accumulated budget deficits through June 30, 2004 and certain additional obligations incurred by the State.

The Balanced Budget Amendment requires the Legislature to enact a budget bill in which General Fund expenditures do not exceed estimated General Fund revenues and available reserves. After passage of the budget act, if the Governor determines that the State is facing substantial revenue shortfalls or spending deficiencies, the Governor may declare a fiscal emergency and propose legislation to address

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the emergency. The Legislature would be called in to special session to address this proposal. If the Legislature fails to send legislation to the Governor to address the fiscal emergency within 45 days, it will be prohibited from acting on any other bills or adjourning until fiscal legislation is passed. The Governor declared several such fiscal emergencies in 2008 2009, 2010, and 2011 and called the Legislature into various special sessions to address the budget shortfall.

The Amendment also created a “rainy day” reserve called the Budget Stabilization Account (“BSA”) in the State General Fund. Beginning in the 2006-07 fiscal year, a portion of estimated annual General Fund revenues are transferred by the Controller into the BSA not later than September 30 of each year. The transfer begins at 1 percent of revenues, and increases annually to reach a level of 3%. Moneys in the BSA may be used to make up for unexpected budget imbalances, but will then have to be replenished with future transfers until the target level is reached. The annual transfer can be suspended by the Governor by an executive order issued not later than June 1 of the preceding fiscal year. The Amendment requires that one half of the BSA deposits, up to an aggregate of $5 billion, shall be transferred to the State Treasurer to provide for early redemption of the economic recovery bonds approved by Proposition 57. A total of $1.495 billion was transferred to retire economic recovery bonds in fiscal year 2006-07 ($472 million) and 2007-08 ($1.023 billion). The Governor suspended BSA transfers for each of fiscal years 2008-09, 2009-10, 2010-11, and 2011-12, due to the condition of the General Fund. The Governor has proposed another suspension of BSA transfers for fiscal year 2012-13.

A final provision of the Amendment prohibits future long-term bond issuances for the purpose of funding budget deficits once the bonds authorized by Proposition 57 are issued. Short term borrowing for cash flow management will continue to be authorized. The entire authorized amount of ERBs was issued in three sales, in May and June 2004, and in February 2008. No further ERBs can be issued under Proposition 57, except for refunding bonds. Due to the sharp reduction in taxable sales as a result of the recent economic recession, the 1/4 cent increment of the State’s sales tax dedicated to repayment of the ERB debt decreased to a level which did not provide adequate coverage above the required debt service amounts for the 2004 and 2008 ERBs. This resulted in downgrades of the ratings of the ERBs and would have required debt service to be paid from reserve funds for at least some period of time. In order to restore adequate coverage, the State restructured the ERB debt through the issuance of approximately $3.4 billion ERB refunding bonds on November 5, 2009. The restructuring reduced annual debt service costs to come into alignment with reduced tax revenues, with a coverage target of at least 1.3 times. The ratings for all ERBs have been raised to levels above the State's general obligation bonds ratings.

A constitutional amendment which would strengthen the BSA by making it more difficult to suspend future BSA payments is expected to be submitted to voters on the June 2012 election ballot.

State-Local Fiscal Relations. In November, 2004, voters approved Proposition 1A, which made significant changes to the fiscal relationship between the State and local governments by, among other things, reducing the State Legislature’s authority over local government revenue sources by restricting the State from lowering the local sales tax rate or changing the allocation of local sales tax revenues without meeting certain conditions. Proposition 22, adopted on November 2, 2010, supersedes some parts of Proposition 1A of 2004 and completely prohibits any future borrowing by the State from local government funds, and generally prohibits the State’s Legislature from making changes in local government funding sources. Passage of Proposition 22 eliminates an estimated $850 million in General Fund relief in fiscal year 2011-12, an amount estimated to grow to over $1 billion by fiscal year 2012-13. The inability of the State to borrow or redirect property tax will reduce the State’s flexibility in reaching budget solutions in the future.

The Amended 2009 Budget Act authorized the State to exercise its Proposition 1A borrowing authority. This borrowing generated $1.998 billion that will be used to offset General Fund costs for a variety of court, health, corrections, and K-12 programs. The enabling legislation also created a securitization mechanism for local governments to sell their right to receive the State’s payment

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obligations to local government-operated joint powers agency (“JPA”). This JPA sold bonds in an aggregate amount of $1.895 billion in November 2009 to pay the local agencies their property tax allocations when they otherwise would receive them. Pursuant to Proposition 1A, the State is required to repay the local government borrowing (which in turn will be used to prepay the bonds of the JPA) no later than June 30, 2013. The 2012-13 Governor’s Budget includes $90.8 million for the interest payments that will be incurred in fiscal year 2012-13 to be paid from the General Fund. The 2012-13 Budget also notes that the balance of $1.895 billion in Proposition 1A financing is due June 30, 2013.

Municipal Downgrades and Bankruptcies. Municipal bonds may be more susceptible to being downgraded, and issuers of municipal bonds may be more susceptible to default and bankruptcy, during recessions or similar periods of economic stress. Factors contributing to the economic stress on municipalities may include lower property tax collections as a result of lower home values, lower sales tax revenue as a result of consumers cutting back from spending, and lower income tax revenue as a result of a high unemployment rate. In addition, as certain municipal obligations may be secured or guaranteed by banks and other institutions, the risk to a fund could increase if the banking or financial sector suffers an economic downturn and/or if the credit ratings of the institutions issuing the guarantee are downgraded or at risk of being downgraded by a national rating organization. Such a downward revision or risk of being downgraded may have an adverse effect on the market prices of the bonds and thus the value of a fund’s investments.

Recent downgrades of certain municipal securities insurers have negatively impacted the price of certain insured municipal securities. Given the large number of potential claims against municipal securities insurers, there is a risk that they will be unable to meet all future claims. Certain municipal issuers either have been unable to issue bonds or access the market to sell their issues or, if able to access the market, have issued bonds at much higher rates, which may reduce revenues available for municipal issuers to pay existing obligations. Should the State or municipalities fail to sell bonds when and at the rates projected; the State could experience significantly increased costs in the General Fund and a weakened overall cash position in the current fiscal year.

Further, an insolvent municipality may file for bankruptcy. For example, Chapter 9 of the Bankruptcy Code provides a financially distressed municipality protection from its creditors while it develops and negotiates a plan for reorganizing its debts. “Municipality” is defined broadly by the Bankruptcy Code as a “political subdivision or public agency or instrumentality of a state” and may include various issuers of securities in which the fund invests. The reorganization of a municipality’s debts may be accomplished by extending debt maturities, reducing the amount of principal or interest, refinancing the debt or other measures which may significantly affect the rights of creditors and the value of the securities issued by the municipality and the value of a fund’s investments.

Litigation. The State is a party to numerous legal proceedings, many of which normally occur in government operations. In addition, the State is involved in certain other legal proceedings (described in the State’s recent financial statements) that, if decided against the State, might require the State to make significant future expenditures or substantially impair future revenue sources. Because of the prospective nature of these proceedings, it is not presently possible to predict the outcome of such litigation, estimate the potential impact on the ability of the State to pay debt service costs on its obligations, or determine what impact, if any, such proceedings may have on a fund’s investments.

Bond Ratings. As of May 17, 2012, the State’s general obligation bonds were rated A1 by Moody’s and A- by S&P and Fitch Inc. (“Fitch”), with each rating reflecting a downgrade since July 2009. In January, 2010, S&P lowered the State’s general obligation bonds offering rating, indicating that the State’s fiscal imbalance and impending recurrence of a cash deficiency as factors in its decision. In July 2009, Fitch lowered the State’s general obligation bonds rating citing the State’s continued inability to achieve timely agreement on budgetary and cash flow solutions to its severe financial crisis. In the

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same month, Moody’s lowered the State’s general obligation bonds rating, citing the State’s use of IOUs for non-priority payments, the deadlock on the budget gap, and the risk to priority payments.

Each such rating reflects only the views of the respective rating agency and an explanation of the significance of such rating may be obtained from such rating agency. There is no assurance that such ratings will continue for any given period of time or that they will not be revised or withdrawn entirely by such rating agency if in the judgment of such rating agency circumstances so warrant. A downward revision or withdrawal of any such rating may have an adverse effect on the market prices of the bonds.

Michigan Municipal Securities

As used in this SAI, the term “Michigan Municipal Securities” refers to municipal securities, the income from which is exempt from both federal and Michigan personal income tax.

Risk Factors Regarding Michigan Municipal Securities. Given that the Michigan Municipal Bond Fund is invested primarily in Michigan Municipal Securities, the Fund is subject to risks relating to the economy of the state of Michigan (as used in this section, the “State”) and the financial condition of the State and local governments and their agencies.

Overview of State Economy. Manufacturing, particularly of automobiles and durable goods, is of prime importance to the State’s economy, and historically has been highly cyclical. The Big Three United States automakers, General Motors Company (“GM”), Chrysler Group LLC (“Chrysler”) and Ford Motor Company (“Ford”), are headquartered in the State. Because of the prominence of Michigan in the United States auto industry, economic problems or factors that negatively impact the auto industry may have a negative effect on the value of Michigan Municipal Securities.

Michigan is continuing to experience financial difficulties stemming from the recession that began in December 2007. Since the start of the recession, new car sales have fallen considerably, which caused manufacturers to cut production and employment dramatically. Both GM and Chrysler filed for Chapter 11 bankruptcy protection in calendar year 2009. In August 2009, the State’s unemployment rate was at 14.1%. Although the State’s unemployment rate has fallen, with the February 2012 unemployment rate at 8.8%, unemployment still remains high.

Because of high unemployment, decreased spending and other factors resulting from a weak economy, Michigan has faced revenue challenges in recent years, although the economic environment has recently improved. Michigan’s personal income tax receipts (less refunds) increased from approximately $3.9 billion in fiscal year 2009-10 to approximately $4.4 billion in fiscal year 2010-2011. The increase was due to an increase in employment and economic activity.

As a result of the recovering yet still challenging, economic and fiscal environment, Michigan has anticipated a more stable fiscal environment in the coming fiscal years. Introduced on February 9, 2012 the Governor’s Budget for fiscal years 2012-13 and 2013-14 (as used in this section, the “Governor’s Budget”) (discussed in more detail below) estimated increased revenues and a balanced budget.

The sharp drop in revenues during the recession caused a significant depletion of cash resources to pay the State’s obligations, causing the State to issue general obligation notes in 2008, 2009 and 2010 for cash flow purposes. For example, on November 4, 2010, the State issued approximately $1.1 billion in general obligation notes for cash flow purposes. The State has not issued general obligation notes for cash flow purposes since November 4, 2010.

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There can be no assurances that the fiscal stress and cash pressures currently facing the State will not continue or become more difficult, or that declines in State tax receipts or other impacts of the current economic situation will not further materially adversely affect the financial condition of the State.

There is no assurance that any issuer of a Michigan Municipal Security will make full or timely payments of principal or interest or remain solvent. It should be noted that the creditworthiness of obligations issued by local Michigan issuers may be unrelated to the creditworthiness of obligations issued by the State, and there is no obligation on the part of the State to make payment on such local obligations in the event of default.

General Risks. Many complex political, social, and economic factors influence the State’s economy and finances, which may affect the State’s budget unpredictably from year to year. Such factors include, but are not limited to: (i) developments with respect to the national economy as a whole, (ii) developments with respect to level of motor vehicle sales and other factors that impact the auto industry; (iii) the impact of an anticipated shift in monetary policy actions on interest rates and the financial markets; and (iv) actions taken by the federal government, including audits, disallowances, and changes in aid levels.

These factors are continually changing, and no assurances can be given with respect to how these factors or other factors will materialize in the future or what impact they will have on the State’s fiscal and economic condition. Such factors could have an adverse impact on the State budget in the current year and could result in declines, possibly severe, in the value of the State's and municipal issuers' outstanding obligations, increases in their future borrowing costs, and impairment of their ability to pay debt service on their obligations.

State Debt. The State Constitution limits State general obligation debt to: (i) short term debt for State operating purposes, (ii) short and long term debt for the purpose of making loans to school districts, and (iii) long term debt for voter approved purposes.

Short term debt for operating purposes is limited to an amount not to exceed 15% of undedicated revenues received during the preceding fiscal year. Under the State Constitution as implemented by statutory provisions, such debt must be authorized by the State Administrative Board and issued only to meet obligations incurred pursuant to appropriation and must be repaid during the fiscal year in which incurred.

The amount of debt incurred by the State for the purpose of making loans to school districts is recommended by the State Treasurer, who certifies the amounts necessary for loans to school districts. The bonds may be issued in whatever amount is required without voter approval. All other general obligation bonds issued by the State must be approved as to amount, purpose and method of repayment by a two thirds vote of each house of the Legislature and by a majority vote of the public at a general election. There is no limitation as to number or size of such general obligation issues.

As of September 30, 2011, the State had total general obligation debt (including principal and interest) of approximately $2.2 billion. For fiscal year 2012, no general obligation notes for cash flow purposes were issued as of May 17, 2012.

Constitutional Limitations on Taxes. The State Constitution limits the amount of total State revenues that can be raised from taxes and certain other sources. State revenues (excluding federal aid and revenues for payment of principal and interest on general obligation bonds) are limited in a fiscal year to 9.49% of State personal income in the prior calendar year or the average of the prior three calendar years, whichever is greater.

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The State may raise taxes in excess of the limit when deemed necessary by the Governor and two-thirds of the members of each house of the Legislature.

The State Constitution also provides that the proportion of State spending paid to all units of local government to total State spending may not be reduced below the percentage in effect in the 1978-79 fiscal year. Michigan originally determined that percentage to be 41.6%. As a result of litigation, effective with fiscal year 1992-93, the State recalculated the required percentage of spending paid to local government units to 48.97%. The Governor’s Budget recommends $711.1 million in required revenue sharing payments in fiscal year 2012-13 and $730.6 million in such payments in fiscal year 2013-14.

Additionally, Michigan’s Constitution includes a provision that limits revenue growth. This constitutional limitation (commonly known as the Headlee amendment) has been in place since 1978. The Headlee amendment limits annual growth in State revenues to a level that cannot exceed the year-to-year growth in personal income. This limit is intended to ensure that the State’s overall revenues, both tax and non-tax, do not grow faster than the incomes of Michigan’s citizens. It is anticipated that state revenues will be below the constitutional revenue limit in fiscal year 2012-2013, and in fiscal year 2013-2014.

Governor’s Budget. The Governor’s Budget was submitted to the Legislature on February 9, 2012. The Governor’s Budget estimates $48.2 billion in revenue from both state and federal services. The Governor’s Budget projects a State General Fund (as used in this section, “General Fund”) of $9 billion and $11.1 billion in School Aid Fund, anticipating an overall increase of $622.8 million over previous revenue estimates. Under the Governor’s Budget, 45% of General Fund expenditures are directed towards Health and Human Services. The Governor’s Budget estimates a balanced General Fund for fiscal years 2011-12 and 2012-13. The Governor’s Budget also includes $119 million in one-time appropriations for infrastructure spending. The Governor’s Budget also allocates $140 million for the Budget Stabilization Fund, commonly referred to as the Rainy Day Fund.

In the previous fiscal year, Michigan’s Governor proposed and the Legislature passed legislation reforming Michigan’s tax system. The changes to the Michigan tax system replacing Michigan’s business tax with a flat corporate income tax set at 6% and the elimination of many of the tax credits for individual tax payers under Michigan’s personal income tax. Under the law, generally only those business entities that issue public or private stock, known as “C” corporations for federal tax purposes, would be subject to the proposed 6% tax. Other businesses, such as partnerships, sole-proprietorships, limited liability companies and “S” corporations that are not classified as “C” corporations for federal tax purposes would be exempt, resulting in tax relief for certain companies. The business tax, which was eliminated for most business effective January 1, 2012, generated an estimated 637.3 million in fiscal year 2011-12. The corporate income tax is effective as of January 1, 2012 and is expected to generate $485.6 in fiscal year 2011-12.

Municipal Downgrades and Bankruptcies. Municipal bonds may be more susceptible to being downgraded, and issuers of municipal bonds may be more susceptible to default and bankruptcy, during recessions or similar periods of economic stress. Factors contributing to the economic stress on municipalities may include lower property tax collections as a result of lower home values, lower sales tax revenue as a result of consumers cutting back from spending, and lower income tax revenue as a result of a high unemployment rate. In addition, as certain municipal obligations may be secured or guaranteed by banks and other institutions, the risk to a fund could increase if the banking or financial sector suffers an economic downturn and/or if the credit ratings of the institutions issuing the guarantee are downgraded or at risk of being downgraded by a national rating organization. Such a downward revision or risk of being downgraded may have an adverse effect on the market prices of the bonds and thus the value of a fund’s investments.

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Recent downgrades of certain municipal securities insurers have negatively impacted the price of certain insured municipal securities. Given the large number of potential claims against municipal securities insurers, there is a risk that they will be unable to meet all future claims. Certain municipal issuers either have been unable to issue bonds or access the market to sell their issues or, if able to access the market, have issued bonds at much higher rates, which may reduce revenues available for municipal issuers to pay existing obligations. Should the State or municipalities fail to sell bonds when and at the rates projected; the State could experience significantly increased costs in the General Fund and a weakened overall cash position in the current fiscal year.

Further, an insolvent municipality may file for bankruptcy. For example, Chapter 9 of the Bankruptcy Code provides a financially distressed municipality protection from its creditors while it develops and negotiates a plan for reorganizing its debts. “Municipality” is defined broadly by the Bankruptcy Code as a “political subdivision or public agency or instrumentality of a state” and may include various issuers of securities in which the fund invests. The reorganization of a municipality’s debts may be accomplished by extending debt maturities, reducing the amount of principal or interest, refinancing the debt or other measures which may significantly affect the rights of creditors and the value of the securities issued by the municipality and the value of a fund’s investments.

Litigation. The State is party to numerous legal proceedings, many of which normally occur in government operations. In addition, the State is involved in certain other legal proceedings (described in the State’s official statements) that, if decided against the State, might require the State to make significant future expenditures or substantially impair future revenue sources. Because of the prospective nature of these proceedings, it is not presently possible to predict the outcome of such litigation, estimate the potential impact on the ability of the State to pay debt service costs on its obligations, or determine what impact, if any, such proceedings may have on a fund’s investments.

Bond Ratings. As of May 17, 2012, the State’s general obligation bonds were rated Aa2 by Moody’s and AA- by S&P and Fitch. The rating from Fitch reflects a downgrade during the recent recession. In July 2009, Fitch downgraded the State’s general obligation credit rating, citing the significant deterioration of the state’s economic profile, highlighted by increasing employment contraction and unemployment levels, driven by sharp declines in the U.S. automotive manufacturing sector which has long been concentrated in the state. Fitch also revised Michigan’s ratings outlook to stable from negative.

Each such rating reflects only the views of the respective rating agency and an explanation of the significance of such rating may be obtained from such rating agency. There is no assurance that such ratings will continue for any given period of time or that they will not be revised or withdrawn entirely by such rating agency if in the judgment of such rating agency circumstances so warrant. A downward revision or withdrawal of any such rating may have an adverse effect on the market prices of the bonds.

New York Municipal Securities

As used in this SAI, the term “New York Municipal Securities” refers to municipal securities, the income from which is exempt from federal, New York and New York City personal income tax.

Risk Factors Regarding Investments in New York Municipal Securities. Given that the New York Tax Free Bond Fund is invested primarily in New York Municipal Securities, the Fund is subject to risks relating to the economy of the state of New York (as used in this section, the “State”) and the financial condition of the State and local governments and their agencies.

Overview of State Economy. Although New York has a diverse economy, it is heavily dependent on the financial sector, in part because New York City is the nation’s leading center of banking and

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finance. Even though the financial sector accounts for under one-tenth of all non-agricultural jobs in the State, it contributes more than one-fifth of total wages, the highest of any sector in New York. In addition to the financial sector, the State has a comparatively large share of the nation’s information, education, and health services employment. As a result, economic problems or factors that negatively impact these sectors may have a negative effect on the value of New York Municipal Securities.

During the recent recession, New York experienced a significant economic downturn. While some signs of improvement have appeared, any recovery may be slow. Although the State’s unemployment rate has fallen, with the February 2012 unemployment rate at 8.5%, unemployment still remains high.

In addition, there has been a withdrawal in Federal funds that helped finance various services provided by the State, such as child care and mental health services. As a result of these and other factors, New York has faced budget deficits in recent years.

As a result of the foregoing, New York continues to face serious budgetary problems. Adopted on March 30, 2012, the Executive Budget for fiscal year 2012-13 (“2012-13 Budget Act”) (discussed in more detail below) estimated that, prior to the adoption of the 2011-12 Budget Act, the State faced budget gaps of approximately $10.0 billion in fiscal year 2011-12, $14.9 billion in fiscal year 2012-13, $17.4 billion in fiscal year 2013-14 and $20.9 billion in 2014-15. The sizable gaps reflect the short-term impact of the recession on State tax receipts and economically-sensitive programs as well as the long-term impact of rapidly growing entitlement programs (including Medicaid and school aid), and the phase-out of the federal government’s increased support to health care and education costs. The plan contains gap-closing proposals to lower the State’s General Fund (as used in this section, “General Fund”) spending, which comprise approximately 90% of the overall gap-closing measures.

The sharp drop in revenues has also caused a significant depletion of cash resources to pay the State’s obligations, causing the State to issue short-term obligations to meet its cash flow needs. As part of its cash management program, the General Fund is authorized to borrow resources temporarily from other available funds in the State’s short-term investment pool (“STIP”) for up to four months, or to the end of the fiscal year, whichever period is shorter. The amount of resources that can be borrowed by the General Fund is limited to the available balances in STIP, as determined by the State Comptroller. The General Fund has used this authorization to meet payment obligations in May, June, September, November, and December 2010. The General Fund may need to rely on this borrowing authority at times during the remainder of the fiscal year.

There can be no assurances that the fiscal stress and cash pressures currently facing the State will not continue or become more difficult, or that declines in State tax receipts or other impacts of the current economic situation will not further materially adversely affect the financial condition of the State. The State Department of Finance has projected that multi-billion dollar budget gaps will occur annually through at least fiscal year 2014-15 without further corrective actions.

There is no assurance that any issuer of a New York Municipal Security will make full or timely payments of principal or interest or remain solvent. It should be noted that the creditworthiness of obligations issued by local New York issuers may be unrelated to the creditworthiness of obligations issued by the State, and there is no obligation on the part of the State to make payment on such local obligations in the event of default.

General Risks. Many complex political, social, and economic factors influence the State’s economy and finances, which may affect the State’s budget unpredictably from year to year. Such factors include, but are not limited to: (i) the performance of the national and State economies; (ii) the impact of

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behavioral changes concerning financial sector bonus payouts, as well as any future legislation governing the structure of compensation; (iii) the impact of an anticipated shift in monetary policy actions on interest rates and the financial markets; (iv) the impact of financial and real estate market developments on bonus income and capital gains realizations; (v) the impact of household deleveraging on consumer spending and the impact of that activity on State tax collections; (vi) increased demand in entitlement and claims based programs such as Medicaid, public assistance and general public health; (vii) access to the capital markets in light of disruptions in the municipal bond market; (viii) litigation against the State, including, but not limited to, potential challenges to the constitutionality of certain actions authorized in the budget, and the outcome of a class action suit alleging discrimination in the administration of a civil service test between 1996 and 2006; (ix) actions taken by the federal government, including audits, disallowances, changes in aid levels, and changes to Medicaid rules; and (x) the impact of federal statutory and regulatory changes concerning financial sector activities.

These factors are continually changing, and no assurances can be given with respect to how these factors or other factors will materialize in the future or what impact they will have on the State’s fiscal and economic condition. Such factors could have an adverse impact on the State budget in the current year and could result in declines, possibly severe, in the value of the State’s and municipal issuers’ outstanding obligations, increases in their future borrowing costs, and impairment of their ability to pay debt service on their obligations.

2012-13 Budget Act. The 2012-13 Budget Act was passed on March 30, 2012 and is projected to eliminate a $10 billion deficit for fiscal year 2012-13 and to reduce the combined four-year gaps from approximately $63 billion to less than $10 billion. Based on preliminary estimates, all governmental funds spending will total approximately $133.4 billion, a decrease of $111 million from the previous year. State operating spending will total $88.9 billion, an increase of $1.7 billion or 2.0%. The 2012-13 Budget Act attempts to close the current gap with $2 billion in spending control and $1.5 billion in net new resources from tax reform approved in December 2011.

The tax reform legislation approved in December 2011 is estimated to generate an estimated $1.5 billion in net resources to help close the fiscal year 2012-13 budget gap. The tax code changes are expected to provide approximately $1.9 billion in additional receipts in fiscal year 2012-13 on a gross basis.

The 2012-13 Budget Act continues several measures to reduce State agency operations and reduce the budget gap by $1.3 billion through lowered benefit costs and procurement savings, among other measures. The 2012-13 Budget Act includes school aid of $20 billion, approximately a 4% increase. This increase is consistent with a two-year commitment enacted in fiscal year 2011-12 to limit increases in school aid. The 2012-13 Budget Act extends a cap of $15.3 billion enacted in fiscal year 2011-12 on the State’s Department of Health Medicaid State expenditures, which represent the largest and one of the fastest growing component of the State’s spending.

In an effort to promote economic development, the 2012-13 Budget Act, among other things, includes a $1.3 billion to rehabilitate the State’s infrastructure and accelerate capital projects. The 2012-13 Budget Act also authorizes $84 million to support ongoing economic development initiatives for the New York State Economic Development Fund, Jobs Now, the Entrepreneurial Assistance Program, among other initiatives. In addition, the 2012-13 Budget Act increases aid to all cities, towns and villages by 2.6%.

Public Authorities. Public authorities are created pursuant to State law, are not subject to the constitutional restrictions on the incurrence of debt that apply to the State itself and may issue bonds and notes subject to restrictions set forth in legislative authorization. The State’s access to the public credit

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markets could be impaired and the market price of its outstanding debt may be materially and adversely affected if certain of its public authorities were to default on their respective obligations. Public authorities also suffer under the current economic environment.

The State has numerous public authorities with various responsibilities, including those that finance, construct and/or operate revenue-producing public facilities. Public authorities generally pay their operating expenses and debt service costs from revenues generated by the projects they finance or operate, such as tolls charged for the use of highways, bridges or tunnels, charges for public power, electric and gas utility services, rentals charged for housing units, and charges for occupancy at medical care facilities.

Also, there are statutory arrangements providing for State local assistance payments otherwise payable to localities to be made under certain circumstances to public authorities. Although the State has no obligation to provide additional assistance to localities whose local assistance payments have been paid to public authorities under these arrangements, the affected localities may seek additional State assistance if local assistance payments are diverted. Some authorities also receive monies from State appropriations to pay for the operating costs of certain of their programs.

Localities. The fiscal demands on the state may be affected by the fiscal condition of certain localities. Localities also suffer under the current economic environment.

New York City. The fiscal demands on the State may be affected by the fiscal condition of the City, which relies in part on State aid to balance its budget and meet its cash requirements. It is also possible that the State’s finances may be affected by the ability of the City, and certain entities issuing debt for the benefit of the City, to market securities successfully in the public credit markets. Conversely, the City’s finances, and thus its ability to successfully market its securities, could be negatively affected in the event and to the extent that delays or reductions in projected State aid. In addition, the City is the recipient of certain federal grants that, if reduced or delayed, could negatively affect the City’s finances. Further, the City, like the State, may be party to litigation that may be resolved in a manner that negatively affects the City’s finances. As of June 30, 2011, New York City had total debt of $73.5 billion.

Other Localities. Certain localities outside New York City have experienced financial problems and have requested and received additional State assistance during the last several State fiscal years. While a relatively infrequent practice, deficit financing has become more common in recent years. Between 2004 and July 2010, the State Legislature authorized 21 bond issuances to finance local government operating deficits. There were four new or additional deficit financing authorizations during fiscal year 2009-2010. In addition, the State has periodically enacted legislation to create oversight boards in order to address deteriorating fiscal conditions within a locality. The Buffalo Fiscal Stability Authority exercised control with respect to the city of Buffalo for the city’s 2009-10 fiscal year, but may transition to advisory status in the City’s fiscal year 2011-12. In January 2011, the Nassau County Interim Finance Authority declared it would assume control powers with respect to the finances of the County of Nassau, and, after court review, it now exercises those powers. The county of Erie as well as the cities of New York and Troy have fiscal stability boards exercising advisory status. The City of Yonkers no longer operates under an oversight board but must adhere to a separate fiscal agent act. The City of Newburgh operates under fiscal monitoring by the State Comptroller. The potential impact on the State of any future requests by localities for additional oversight or financial assistance is not included in the projections of the State’s receipts and disbursements for the State’s 2011-12 fiscal year or thereafter.

Like the State, local governments must respond to changing political, economic and financial influences over which they have little or no control. Such changes may adversely affect the financial

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condition of certain local governments. For example, the State or federal government may reduce (or in some cases eliminate) funding of some local programs or disallow certain claims which, in turn, may require local governments to fund these expenditures from their own resources. The expected loss of temporary federal stimulus funding in 2011 will particularly impact counties and school districts in New York State. The State’s cash flow problems have resulted in delays to the payment of State aid, and in some cases, have necessitated borrowing by the localities. Similarly, State policymakers have expressed interest in implementing a property tax cap for local governments. Adoption of a property tax cap would affect the amount of property tax revenue available for local government purposes and could adversely affect their operations, particularly those that are heavily dependent on property tax revenue such as school districts. Changes to sales tax distributions resulting from the 2010 federal population census may also have a material impact on certain local governments. Ultimately, localities or any of their respective public authorities may suffer serious financial difficulties that could jeopardize local access to the public credit markets, which may adversely affect the marketability of notes and bonds issued by localities within the State. Localities may also face unanticipated problems resulting from certain pending litigation, judicial decisions and long-range economic trends. Other large-scale potential problems, such as declining urban populations, declines in the real property tax base, increasing pension, health care and other fixed costs, and the loss of skilled manufacturing jobs, may also adversely affect localities and necessitate State assistance.

Municipal Downgrades and Bankruptcies. Municipal bonds may be more susceptible to being downgraded, and issuers of municipal bonds may be more susceptible to default and bankruptcy, during recessions or similar periods of economic stress. Factors contributing to the economic stress on municipalities may include lower property tax collections as a result of lower home values, lower sales tax revenue as a result of consumers cutting back from spending, and lower income tax revenue as a result of a high unemployment rate. In addition, as certain municipal obligations may be secured or guaranteed by banks and other institutions, the risk to a fund could increase if the banking or financial sector suffers an economic downturn and/or if the credit ratings of the institutions issuing the guarantee are downgraded or at risk of being downgraded by a national rating organization. Such a downward revision or risk of being downgraded may have an adverse effect on the market prices of the bonds and thus the value of a fund’s investments.

Recent downgrades of certain municipal securities insurers have negatively impacted the price of certain insured municipal securities. Given the large number of potential claims against municipal securities insurers, there is a risk that they will be unable to meet all future claims. Certain municipal issuers either have been unable to issue bonds or access the market to sell their issues or, if able to access the market, have issued bonds at much higher rates, which may reduce revenues available for municipal issuers to pay existing obligations. Should the State or municipalities fail to sell bonds when and at the rates projected; the State could experience significantly increased costs in the General Fund and a weakened overall cash position in the current fiscal year.

Further, an insolvent municipality may file for bankruptcy. For example, Chapter 9 of the Bankruptcy Code provides a financially distressed municipality protection from its creditors while it develops and negotiates a plan for reorganizing its debts. “Municipality” is defined broadly by the Bankruptcy Code as a “political subdivision or public agency or instrumentality of a state” and may include various issuers of securities in which the fund invests. The reorganization of a municipality’s debts may be accomplished by extending debt maturities, reducing the amount of principal or interest, refinancing the debt or other measures which may significantly affect the rights of creditors and the value of the securities issued by the municipality and the value of a fund’s investments.

Litigation. The State and its officers and employees are parties to numerous legal proceedings, many of which normally occur in government operations. In addition, the State is involved in certain

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other legal proceedings (described in the State’s official statements) that, if decided against the State, might require the State to make significant future expenditures or substantially impair future revenue sources. Because of the prospective nature of these proceedings, this document does not attempt to predict the outcome of such litigation, estimate the potential impact on the ability of the State to pay debt service costs on its obligations, or determine what impact, if any, such proceedings may have on a fund’s investments.

Bond Ratings. As of May 17, 2012, the State’s general obligation bonds were rated Aa2 by Moody’s and AA by S&P and Fitch.

Each such rating reflects only the views of the respective rating agency and an explanation of the significance of such rating may be obtained from such rating agency. There is no assurance that such ratings will continue for any given period of time or that they will not be revised or withdrawn entirely by such rating agency if in the judgment of such rating agency circumstances so warrant. A downward revision or withdrawal of any such rating may have an adverse effect on the market prices of the bonds.

Ohio Municipal Securities

As used in this SAI, the term “Ohio Municipal Securities” refers to municipal securities, the income from which is exempt from both federal and Ohio personal income tax.

Risk Factors Regarding Investments in Ohio Municipal Securities. Given that the Ohio Municipal Bond Fund is invested primarily in Ohio Municipal Securities, the Fund is subject to risks relating to the economy of the state of Ohio (as used in this section, the “State”) and the financial condition of the State and local governments and their agencies.

Overview of State Economy. The manufacturing sector, despite its continued downward trend since its peak in 1969, has traditionally been a significant source of employment in the State. In addition, the services sector, the trade, transportation & public utilities sector, and the government sector are also significant sources of employment in the State. As a result, economic problems or factors that negatively impact these sectors may have a negative effect on the value of Ohio Municipal Securities.

Ohio is continuing to experience financial difficulties stemming from the recession that began in December 2007. In February 2010, the State’s unemployment rate was at 10.6%. Although the State’s unemployment rate has fallen, with the February 2012 unemployment rate at 7.6%, unemployment still remains high.

Because of high unemployment, decreased spending and other factors resulting from a weak economy, Ohio has faced a severe erosion of its tax base. Ohio’s total tax receipts for fiscal year 2010 (approximately $16.2 billion) were approximately $3.2 billion less than the total tax receipts for fiscal year 2008 (approximately $19.4 billion). Tax receipts began to recover in fiscal year 2011 and were projected to increase at modest rates in fiscal years 2012 and 2013.

As a result of the foregoing, Ohio continues to face serious budgetary problems. Introduced on March 29, 2011, the Governor’s Biennium Budget for fiscal years 2012 and 2013 estimated a budget gap for fiscal year 2012 of approximately $8 billion.

The sharp drop in revenues has also caused a significant depletion of cash resources to pay the State’s obligations. Statutory provisions provide for the management of the cash flow deficiencies by permitting the adjustment of payment schedules and the use of the Total Operating Fund (“TOF”). The TOF includes the total consolidated cash balances, revenues, disbursements and transfers of the State’s General Revenue Fund (“GRF”) and several other specified funds. The TOF cash balances are consolidated only for the purpose of meeting cash flow requirements, and, except for the GRF, a positive

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cash balance must be maintained for each discrete fund included in the TOF. The GRF is permitted to incur a temporary cash deficiency by drawing upon the available consolidated cash balance in the TOF. The amount of that permitted GRF cash deficiency at any time is limited by statute to 10% of GRF revenues for the then preceding fiscal year, but that limitation has been suspended for the 2010-11 biennium. The State has not done external revenue anticipation borrowing.

There can be no assurances that the fiscal stress and cash pressures currently facing the State will not continue or become more difficult, or that declines in State tax receipts or other impacts of the current economic situation will not further materially adversely affect the financial condition of the State.

There is no assurance that any issuer of an Ohio Municipal Security will make full or timely payments of principal or interest or remain solvent. It should be noted that the creditworthiness of obligations issued by local Ohio issuers may be unrelated to the creditworthiness of obligations issued by the State, and there is no obligation on the part of the State to make payment on such local obligations in the event of default.

General Risks. Many complex political, social, and economic factors influence the State’s economy and finances, which may affect the State’s budget unpredictably from year to year. Such factors include, but are not limited to: (i) developments with respect to the national economy as a whole, (ii) developments with respect to the manufacturing, service, trade, transportation & public utilities, and government sectors of the economy; (iii) U.S. fiscal and economic policies, including fiscal stimulus efforts in general and the amount of federal aid to the State; and (iv) actions taken by the Federal government, including audits, disallowances, and changes in aid levels.

These factors are continually changing, and no assurances can be given with respect to how these factors or other factors will materialize in the future or what impact they will have on the State’s fiscal and economic condition. Such factors could have an adverse impact on the State budget in the current year and could result in declines, possibly severe, in the value of the State’s and municipal issuers’ outstanding obligations, increases in their future borrowing costs, and impairment of their ability to pay debt service on their obligations.

2012-13 Biennium Budget. Consistent with the constitutional provision that no appropriation may be made for a period longer than two years, the State operates on the basis of a fiscal biennium for its appropriations and expenditures. The current fiscal biennium began July 1, 2011 and ends June 30, 2013. Within a fiscal biennium, the State operates on the basis of a July 1 to June 30 fiscal year.

Most State operations are financed through the GRF. Personal income and sales and use taxes are the major GRF sources. The last complete fiscal year ended June 30, 2011 with a GRF fund balance of $138.8 million. The State has a “rainy day” fund — the Budget Stabilization Fund (“BSF”) — which under current law and until used may carry a balance of up to 5% of the GRF revenue for the preceding fiscal year. As of June 30, 2011 the BSF balance is $246.9 million.

Consistent with State law, the Governor’s Executive Budget for the 2012-13 biennium was released in March 2011. After extended hearings and review, the 2012-13 biennial appropriations Act (“2012-13 Biennial Budget Act”) was passed by the General Assembly and signed by the Governor on June 30, 2011. To address the use of non-recurring funding sources in the prior budget, including amounts received under the American Recovery and Reinvestment Act of 2009, the 2012-13 Biennial Budget Act includes targeted spending cuts across most State agencies and Medicaid reform. The 2012-13 Biennial Budget Act provides $55.78 billion in total GRF biennial appropriations (an 11% increase from the previous biennial budget) and total biennial revenue of $56 billion (a 6% increase). The 2012-13 Biennial Budget Act includes 30% increases in Medicaid, 3% increases in elementary and secondary

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education, and 9% reductions in higher education spending. The 2012-13 Biennial Budget Act also anticipates a one-time increase in revenue of $500 million from the transfer of the State’s liquor system to a nonprofit corporation, JobsOhio. Various lawsuits have challenged the validity of the creation of JobsOhio, and those lawsuits are still pending. The 2012-13 Biennial Budget Act also reduces local government fund allocations by $111 million in fiscal year 2012 and $340 million in fiscal year 2013, as well as phase-outs of reimbursements to local governments.

The 2012-13 Biennial Budget Act also includes the implementation of a 4.2% annual decrease in personal income tax rates, elimination of the State’s estate tax effective January 1, 2013, and an income tax credit for investors in small businesses. The 2012-13 Biennial Budget Act also creates a Medicaid reserve fund and $104 million Unemployment Compensation Contingency Fund.

Mid-Biennium Review. On March 14, 2012, the Governor announced a series of policy proposals resulting from a Mid-Biennium Review, with a stated focus on job creation. The Governor’s proposal includes measures relating to energy, personal income tax reduction, bank and financial institutions tax reform, education, workforce development, and governmental management efficiency.

Constitutional Limitations on Taxes. Since 1934, the State Constitution has limited the amount of the aggregate levy of ad valorem property taxes on particular property, without a vote of the electors or municipal charter provision, to 1% of true value in money, and statutes limit the amount of that aggregate levy without a vote or charter provision to 10 mills per $1 of assessed valuation.

The State Constitution directs or restricts the use of certain revenues. Highway fees and excises, including gasoline taxes, are limited in use to highway-related purposes. Not less than 50% of the receipts from State income taxes and estate taxes must be returned to the originating political subdivisions and school districts. State net lottery profits are allocated to elementary, secondary, vocational, and special education program purposes, including application to debt service on obligations issued to finance capital facilities for a system of common schools.

Constitutional amendments relating to taxation, revenues, expenditures, debt or other subjects may be proposed by action of three-fifths of the members elected to each house of the State General Assembly or by initiative petition signed by electors numbering at least 10% of the total number of votes last cast for the office of governor. Adoption of a proposed amendment requires approval by a majority of electors voting on it at a statewide election. The Ohio Constitution expressly provides that the General Assembly has no power to pass laws impairing the obligation of contracts.

State Debt. The incurrence or assumption of debt by the State without a popular vote is, with limited exceptions, prohibited by the State Constitution. The State may incur debt to cover casual deficits or to address failures in revenues or to meet expenses not otherwise provided for, but limited in amount to $750,000. The Constitution expressly precludes the State from assuming the debts of any county, city, town or township, or of any corporation. (An exception in both cases is for debts incurred to repel invasion, suppress insurrection, or defend the State in war.) The Constitution provides that “Except the debts above specified . . . no debt whatever shall hereafter be created by, or on behalf of the state.”

By 19 constitutional amendments approved from 1921 to present, Ohio voters have authorized the incurrence of State general obligation debt and the pledge of taxes or excises to its payment, all related to the financing of capital facilities, except for four that funded bonuses for veterans, one that funded coal technology research and development, and one for research and development activities. Currently, tax supported general obligation debt of the State is authorized to be incurred for the following purposes: highways, local infrastructure, coal development, natural resources, higher education, common schools, conservation, research and development, site development and veterans compensation. Although

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supported by the general obligation pledge, highway debt is also backed by a pledge of and has always been paid from the State’s motor fuel taxes and other highway user receipts that are constitutionally restricted in use to highway related purposes.

A 1999 constitutional amendment provides an annual debt service “cap” applicable to most future issuances of State general obligations and other State direct obligations payable from the GRF or net State lottery proceeds. Generally, and except for an additional $850 million of general obligation debt approved by the voters for research and development, development of sites and facilities, and veterans compensation, new obligations may not be issued if future fiscal year debt service on those new and the then outstanding obligations of those categories would exceed 5% of the total estimated GRF revenues plus net State lottery proceeds during the fiscal year of issuance. Those direct obligations of the State include, for example, special obligation bonds that are paid from GRF appropriations, but exclude bonds such as highway bonds that are paid from highway user receipts. Pursuant to the amendment and implementing legislation, the Governor has designated the State Office of Budget and Management Director as the State official to make the 5% determinations and certifications. Application of the cap may be waived in a particular instance by a three-fifths vote of each house of the General Assembly and may be changed by future constitutional amendments.

Municipal Downgrades and Bankruptcies. Municipal bonds may be more susceptible to being downgraded, and issuers of municipal bonds may be more susceptible to default and bankruptcy, during recessions or similar periods of economic stress. Factors contributing to the economic stress on municipalities may include lower property tax collections as a result of lower home values, lower sales tax revenue as a result of consumers cutting back from spending, and lower income tax revenue as a result of a high unemployment rate. In addition, as certain municipal obligations may be secured or guaranteed by banks and other institutions, the risk to a fund could increase if the banking or financial sector suffers an economic downturn and/or if the credit ratings of the institutions issuing the guarantee are downgraded or at risk of being downgraded by a national rating organization. Such a downward revision or risk of being downgraded may have an adverse effect on the market prices of the bonds and thus the value of a fund’s investments.

Recent downgrades of certain municipal securities insurers have negatively impacted the price of certain insured municipal securities. Given the large number of potential claims against municipal securities insurers, there is a risk that they will be unable to meet all future claims. Certain municipal issuers either have been unable to issue bonds or access the market to sell their issues or, if able to access the market, have issued bonds at much higher rates, which may reduce revenues available for municipal issuers to pay existing obligations. Should the State or municipalities fail to sell bonds when and at the rates projected; the State could experience significantly increased costs in the General Fund and a weakened overall cash position in the current fiscal year.

Further, an insolvent municipality may file for bankruptcy. For example, Chapter 9 of the Bankruptcy Code provides a financially distressed municipality protection from its creditors while it develops and negotiates a plan for reorganizing its debts. “Municipality” is defined broadly by the Bankruptcy Code as a “political subdivision or public agency or instrumentality of a state” and may include various issuers of securities in which the fund invests. The reorganization of a municipality’s debts may be accomplished by extending debt maturities, reducing the amount of principal or interest, refinancing the debt or other measures which may significantly affect the rights of creditors and the value of the securities issued by the municipality and the value of a fund’s investments.

Litigation. The State is party to numerous legal proceedings, many of which normally occur in government operations. In addition, the State is involved in certain other legal proceedings (described in the State’s official statements) that, if decided against the State, might require the State to make

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significant future expenditures or substantially impair future revenue sources. Because of the prospective nature of these proceedings, it is not presently possible to predict the outcome of such litigation, estimate the potential impact on the ability of the State to pay debt service costs on its obligations, or determine what impact, if any, such proceedings may have on a fund’s investments.

Bond Ratings. As of May 17, 2012, the State’s general obligation bonds were rated Aa1 by Moody’s and AA+ by S&P and Fitch. The Moody’s and Fitch ratings reflect recent downgrades. On June 10, 2009, Fitch downgraded the State’s general obligation credit rating and revised its credit outlook associated with the rating to stable from negative. On June 15, 2009, Moody’s downgraded the State’s general obligation credit rating and, on August 24, 2009, revised its rating outlook associated with the rating to negative from stable. On September 23, 2009, S&P revised its rating outlook associated with the rating to negative from stable.

Each such rating reflects only the views of the respective rating agency and an explanation of the significance of such rating may be obtained from such rating agency. There is no assurance that such ratings will continue for any given period of time or that they will not be revised or withdrawn entirely by such rating agency if in the judgment of such rating agency circumstances so warrant. A downward revision or withdrawal of any such rating may have an adverse effect on the market prices of the bonds.

QUALITY DESCRIPTION

Tax Free Funds. Each Tax Free Fund invests principally in a portfolio of “investment grade” tax exempt securities. An investment grade bond is rated, on the date of investment, within the four highest ratings of Moody’s, currently Aaa, Aa, A and Baa or of Standard & Poor’s, currently AAA, AA, A and BBB, while high grade debt is rated, on the date of the investment, within the two highest of such ratings. Investment grade municipal notes are rated, on the date of investment, MIG-1 or MIG-2 by Standard & Poor’s or SP-1 and SP-2 by Moody’s. Investment grade municipal commercial paper is rated, on the date of investment, Prime 1 or Prime 2 by Moody’s and A-1 or A-2 by Standard & Poor’s. A Tax Free Fund may also invest up to 10% of its total assets in securities which are “below investment grade.” Such securities must be rated, on the date of investment, B or better by Moody’s or Standard & Poor’s, or of comparable quality. Securities rated Ba or B by Moody’s and BB or B by Standard & Poor’s are below investment grade and considered to be speculative with regard to payment of interest and principal. If the quality of the investment later declines, a Fund may continue to hold the investment. The Fund may invest in debt securities which are not rated or other debt securities to which these ratings are not applicable, if in the opinion of the Adviser, such securities are of comparable quality to the rated securities discussed above. In addition, at the time the Fund invests in any commercial paper, bank obligation, repurchase agreement, or any other money market instruments, the investment must have received a short term rating of investment grade or better (currently Prime-3 or better by Moody’s or A-3 or better by Standard & Poor’s) or the investment must have been issued by an issuer that received a short term investment grade rating or better with respect to a class of investments or any investment within that class that is comparable in priority and security with the investment being purchased by the Fund. If no such ratings exists, the investment must be of comparable investment quality in the Adviser’s opinion, but will not be eligible for purchase if the issuer or its parent has long term outstanding debt rated below BBB. For a more complete discussion of “below investment grade” securities, see the “Debt Instruments” section in Part II of this SAI.

Municipal Bond Funds. Municipal securities that are bonds must be rated as investment grade. JPMIM will look at a security’s rating at the time of investment. If the securities are unrated, JPMIM must determine that they are of comparable quality to rated securities. Subsequent to its purchase by the Fund, a security may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. JPMIM will consider such an event in determining whether the Fund should continue to hold the security.

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Short-term securities such as tax-exempt commercial paper, notes and variable rate demand obligations must be rated in one of the two highest investment grade categories. If a security has both a long-term and a short-term rating, it must have a long-term investment grade rating or be rated in one of the two highest short-term investment grade categories.

Commercial Paper

The Municipal Bond Funds may purchase commercial paper consisting of issues rated at the time of purchase in the highest or second highest rating category by at least one NRSRO (such as A-2 or better by S&P, Prime-2 or better by Moody’s, F2 or better by Fitch, or R-2 or better by Dominion) or if unrated, determined by the applicable Manager to be comparable quality. If commercial paper has both a long-term and a short-term rating, it must have either a long-term investment grade rating or be rated in one of the two highest short-term investment grade categories. For a more complete discussion, see the “Commercial Paper” section in Part II of this SAI.

Limitations on the Use of Mortgage-Backed Securities

The Municipal Bond Funds may invest in mortgage-backed securities that are rated in one of the four highest rating categories by at least one NRSRO at the time of investment or, if unrated, determined by the adviser to be of comparable quality.

Limitations on the Use of Municipal Securities

The Arizona Municipal Bond Fund, the Michigan Municipal Bond Fund and the Ohio Municipal Bond Fund may invest in Municipal Securities either by purchasing them directly or by purchasing certificates of accrual or similar instruments evidencing direct ownership of interest payments or principal payments, or both, on Municipal Securities, provided that, in the opinion of counsel to the initial seller of each such certificate or instrument, any discount accruing on such certificate or instrument that is purchased at a yield not greater than the coupon rate of interest on the related Municipal Securities will to the same extent as interest on such Municipal Securities be exempt from federal income tax and state income tax (where applicable) and not treated as a preference item for individuals for purposes of the federal alternative minimum tax.

The Arizona Municipal Bond Fund, the Michigan Municipal Bond Fund and the Ohio Municipal Bond Fund may also invest in Municipal Securities by purchasing from banks participation interests in all or part of specific holdings of Municipal Securities. Such participation interests may be backed in whole or in part by an irrevocable letter of credit or guarantee of the selling bank. The selling bank may receive a fee from a Fund in connection with the arrangement. A Fund will not purchase participation interests unless it receives an opinion of counsel or a ruling of the Internal Revenue Service that interest earned by it on Municipal Securities in which it holds such participation interest is exempt from federal income tax and state income tax (where applicable) and not treated as a preference item for individuals for purposes of the federal alternative minimum tax.

The Funds may not be a desirable investment for “substantial users” of facilities financed by private activity bonds or industrial development bonds or for “related persons” of substantial users.

DIVERSIFICATION

JPMT I and JPMT II are registered management investment companies and the California Tax Free Bond Fund, the Intermediate Tax Free Bond Fund and the New York Tax Free Bond Fund are

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diversified series of JPMT I. The Arizona Municipal Bond Fund, Michigan Municipal Bond Fund, the Municipal Income Fund, the Ohio Municipal Bond Fund, the Short-Intermediate Municipal Bond Fund and the Tax Free Bond Fund are diversified series of JPMT II. For a more complete discussion, see the “Diversification” section in Part II of this SAI.

PORTFOLIO TURNOVER

A portfolio turnover rate is, in summary, the percentage computed by dividing the lesser of a Fund’s purchases or sales of securities (excluding short-term securities) by the average market value of the Fund. The Adviser intends to manage each Fund’s assets by buying and selling securities to help attain its investment objective. A rate of 100% indicates that the equivalent of all of a Fund’s assets have been sold and reinvested in a year. Higher portfolio turnover may affect the amount, timing and character of distributions, and, as a result, may increase the amount of taxes payable by shareholders. High portfolio turnover also results in higher transaction costs. To the extent that net short-term capital gains are realized by a Fund, any distributions resulting from such gains are considered ordinary income for federal income tax purposes. For a more complete discussion, see the “Distribution and Tax Matters” section in Part II of this SAI.

The table below sets forth the Funds’ portfolio turnover rates for the last two fiscal years.

	Fiscal Year Ended 2/28/11	Fiscal Year Ended 2/29/12
Arizona Municipal Bond Fund	8%	6%
Michigan Municipal Bond Fund	12%	8%
Municipal Income Fund	18%	6%
Ohio Municipal Bond Fund	7%	6%
Short-Intermediate Municipal Bond Fund	42%	43%
Tax Free Bond Fund	1%	24%
California Tax Free Bond Fund	4%	7%
Intermediate Tax Free Bond Fund	12%	14%
New York Tax Free Bond Fund	6%	5%

TRUSTEES

Standing Committees

There are four standing committees of the Board of Trustees: the Audit and Valuation Committee, the Compliance Committee, the Governance Committee and the Investments Committee.

During the fiscal year ended February 29, 2012, the Audit and Valuation Committee met four times, the Compliance Committee met four times, the Governance Committee met four times, and each Investment Sub-Committee met five times. For a more complete discussion, see the “Trustees” section in Part II of this SAI.

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Ownership of Securities

The following table shows the dollar range of each Trustee’s beneficial ownership as of December 31, 2011, in the Funds and each Trustee’s aggregate dollar range of ownership in any Funds that the Trustee oversees in the Family of Investment Companies.

Name of Trustee	Ownership of Arizona Municipal Bond Fund	Ownership of Michigan Municipal Bond Fund	Ownership of Municipal Income Fund	Ownership of Ohio Municipal Bond Fund
Independent Trustees
John F. Finn	None	None	None	None
Dr. Matthew Goldstein	None	None	None	None
Robert J. Higgins	None	None	None	None
Peter C. Marshall	None	None	None	None
Mary E. Martinez(3)	None	None	None	None
Marilyn McCoy	None	None	None	None
Mitchell M. Merin(3)	None	None	None	None
William G. Morton, Jr.	None	None	None	None
Dr. Robert A. Oden, Jr.	None	None	None	None
Marian U. Pardo(4)	None	None	None	None
Frederick W. Ruebeck	None	None	None	None
James J. Schonbachler	None	None	None	None

Interested Trustee Not Affiliated with The Adviser
Frankie D. Hughes	None	None	None	None

Name of Trustee	Ownership of Short-Intermediate Municipal Bond Fund	Ownership of Tax Free Bond Fund	Ownership of California Tax Free Bond Fund	Ownership of Intermediate Tax Free Bond Fund
Independent Trustees
John F. Finn	None	None	None	None
Dr. Matthew Goldstein	None	None	None	None
Robert J. Higgins	None	None	None	None
Peter C. Marshall	None	None	None	None
Mary E. Martinez(3)	None	None	None	None
Marilyn McCoy	None	None	None	None
Mitchell M. Merin(3)	None	None	None	None
William G. Morton, Jr.	None	None	None	None
Dr. Robert A. Oden, Jr.	None	None	None	None
Marian U. Pardo(4)	None	None	None	None
Frederick W. Ruebeck	None	None	None	None
James J. Schonbachler	None	None	None	None

Interested Trustee Not Affiliated with The Adviser
Frankie D. Hughes	None	None	None	None

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Name of Trustee	Ownership of New York Tax Free Bond Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by the Trustee in the Family of Investment Companies(1)(2)
Independent Trustees
John F. Finn	None	Over $100,000
Dr. Matthew Goldstein	None	Over $100,000
Robert J. Higgins	None	Over $100,000
Peter C. Marshall	None	Over $100,000
Mary E. Martinez(3)	None	None
Marilyn McCoy	None	Over $100,000
Mitchell M. Merin(3)	None	None
William G. Morton, Jr.	None	Over $100,000
Dr. Robert A. Oden, Jr.	None	Over $100,000
Marian U. Pardo(4)	None	None
Frederick W. Ruebeck	None	Over $100,000
James J. Schonbachler	None	Over $100,000

Interested Trustee Not Affiliated with The Adviser
Frankie D. Hughes	None	Over $100,000

(1)	A Family of Investment Companies means any two or more registered investment companies that share the same investment adviser or principal underwriter and hold themselves out to investors as related companies for purposes of investment and investor services. The Family of Investment Companies for which the Board of Trustees currently serves includes eleven registered investment companies (170 funds) including JPMMFG which liquidated November 29, 2012 and is in the process of winding up its affairs.
(2)	For Ms. McCoy and Messrs. Finn, Higgins, Marshall, Oden, and Ruebeck, these amounts include deferred compensation balances, as of December 31, 2011, through participation in the J.P. Morgan Funds’ Deferred Compensation Plan for Eligible Trustees. For a more complete discussion, see the “Trustees Compensation” section in Part II of this SAI.
(3)	Ms. Martinez and Mr. Merin became members of the Board of Trustees effective January 1, 2013.
(4)	Ms. Pardo will become a member of the Board of Trustees effective February 1, 2013.

As of December 31, 2011, none of the independent Trustees or their immediate family members owned securities of the Adviser or JPMDS or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Adviser or JPMDS.

Trustee Compensation

Prior to January 1, 2013, the Funds of the J.P. Morgan Funds Complex overseen by the Trustees paid each Trustee an annual fee of $275,000 and reimbursed each Trustee for expenses incurred in connection with service as a Trustee. Beginning January 1, 2013, the Funds of the J.P. Morgan Funds Complex overseen by the Trustees will pay each Trustee an annual fee of $315,000 and reimburse each Trustee for expenses incurred in connection with service as a Trustee. In addition, the Funds pay the Chairman $225,000, the Vice Chairman $75,000 and from December 1, 2011 through February 29, 2012, the assistant to the Audit and Valuation Committee Chairman $6,250. The Chairman and Vice Chairman receive no additional compensation for service as committee or sub-committee chairmen. Committee chairs and sub-committee chairs who are not already receiving an additional fee are each paid $50,000. The Trustees may hold various other directorships unrelated to the J.P. Morgan Funds Complex. The J.P. Morgan Funds bore expenses related to administrative and staffing services provided to the former Chairman, in lieu of establishing an office of the former Chairman, in the amount of $6,000 per month.

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Trustee aggregate compensation paid by the Funds and the J.P. Morgan Funds Complex for the calendar year ended December 31, 2011, is set forth below:

Aggregate Trustee Compensation Paid by the Funds

Name of Trustee	Arizona Municipal Bond Fund	Michigan Municipal Bond Fund	Municipal Income Fund	Ohio Municipal Bond Fund
Independent Trustees
John F. Finn	$81	$76	$663	$170
Dr. Matthew Goldstein	94	88	771	197
Robert J. Higgins	94	88	771	197
Peter C. Marshall	104	96	843	217
Mary E. Martinez(2)	None	None	None	None
Marilyn McCoy	94	88	771	197
Mitchell M. Merin(2)	None	None	None	None
William G. Morton, Jr.	81	76	663	170
Dr. Robert A. Oden, Jr.	81	76	663	170
Marian U. Pardo(3)	None	None	None	None
Frederick W. Ruebeck	94	88	771	197
James J. Schonbachler	82	76	667	171

Interested Trustee Not Affiliated with The Adviser
Frankie D. Hughes	81	76	663	170

Name of Trustee	Short-Intermediate Municipal Bond Fund	Tax Free Bond Fund	California Tax Free Bond Fund	Intermediate Tax Free Bond Fund
Independent Trustees
John F. Finn	$785	$328	$199	$3,365
Dr. Matthew Goldstein	906	380	230	3,896
Robert J. Higgins	906	380	230	3,896
Peter C. Marshall	999	418	253	4,283
Mary E. Martinez(2)	None	None	None	None
Marilyn McCoy	906	380	230	3,896
Mitchell M. Merin(2)	None	None	None	None
William G. Morton, Jr.	785	328	199	3,365
Dr. Robert A. Oden, Jr.	785	328	199	3,365
Marian U. Pardo(3)	None	None	None	None
Frederick W. Ruebeck	906	380	230	3,896
James J. Schonbachler	790	330	201	3,389

Interested Trustee Not Affiliated with The Adviser
Frankie D. Hughes	785	328	199	3,365

Name of Trustee	New York Tax Free Bond Fund	Total Compensation Paid from Fund Complex(1)(9)
Independent Trustees
John F. Finn	$528	$275,000	(4)
Dr. Matthew Goldstein	611	325,000
Robert J. Higgins	611	325,000	(5)

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Peter C. Marshall	$672	$350,000
Mary E. Martinez(2)	None	None
Marilyn McCoy	611	325,000
Mitchell M. Merin(2)	None	None
William G. Morton, Jr.	528	275,000
Dr. Robert A. Oden, Jr.	528	275,000	(6)
Marian U. Pardo(3)	None	None
Frederick W. Ruebeck	611	325,000	(7)
James J. Schonbachler	532	277,083	(8)

Interested Trustee Not Affiliated with The Adviser
Frankie D. Hughes	528	275,000

(1)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex currently overseen by the Board of Trustees includes eleven registered investment companies (170 funds) including JPMMFG which liquidated November 29, 2012 and is in the process of winding up its affairs.
(2)	Ms. Martinez and Mr. Merin became members of the Board of Trustees effective January 1, 2013.
(3)	Ms. Pardo will become a member of the Board of Trustees effective February 1, 2013.
(4)	Includes $275,000 of Deferred Compensation.
(5)	Includes $325,000 of Deferred Compensation.
(6)	Includes $82,500 of Deferred Compensation.
(7)	Includes $130,000 of Deferred Compensation.
(8)	Includes $2,083 of compensation related to Mr. Schonbachler’s duties as assistant to the Audit and Valuation Committee Chairman.
(9)	William J. Armstrong, Fergus Reid III, and Leonard M. Spalding, Jr. retired as Trustees of the Trusts effective December 31, 2012. For the period specified in the table above, the former trustees were paid the following total compensation from the J.P. Morgan Funds Complex.

Name of Former Trustee	Total Compensation Paid from Fund Complex	Amount of Deferred Compensation Included in Total
William J. Armstrong	$325,000	None
Fergus Reid, III	$500,000	Includes $100,000 of Deferred Compensation
Leonard M. Spalding, Jr.	$325,000	Includes $325,000 of Deferred Compensation

INVESTMENT ADVISER

Investment Advisory Fees

The table below sets forth the investment advisory fees paid by the following Funds to JPMIM or JPMIA (waived amounts are in parentheses), with respect to the fiscal years indicated (amounts in thousands):

	Fiscal Year Ended 2/28/10		Fiscal Year Ended 2/28/11		Fiscal Year Ended 2/29/12
Fund	Paid	Waived	Paid	Waived	Paid	Waived
Arizona Municipal Bond Fund	$469	($9)	$448	($3)	$340	($2)
Michigan Municipal Bond Fund	539	(3)	460	(3)	313	(1)
Municipal Income Fund	3,574	(60)	3,539	(57)	2,502	(88)
Ohio Municipal Bond Fund	811	(28)	889	(24)	714	(5)
Short-Intermediate Municipal Bond Fund	918	(967)	1,474	(1,817)	1,483	(1,365)
Tax Free Bond Fund	2,308	(20)	1,976	(16)	1,317	(18)
California Tax Free Bond Fund	543	(136)	776	(153)	786	(138)
Intermediate Tax Free Bond Fund	14,014	(577)	15,512	(482)	14,515	(264)

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New York Tax Free Bond Fund	$2,490	($111)	$2,763	($33)	$2,284	($8)

For a more complete discussion, see the “Investment Advisers” section in Part II of this SAI.

PORTFOLIO MANAGERS

Portfolio Managers’ Other Accounts Managed

The following table shows information regarding all of the other accounts managed by each portfolio manager as of February 29, 2012:

	Non-Performance Based Fee Advisory Accounts
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets ($millions)	Number of Accounts	Total Assets ($millions)	Number of Accounts	Total Assets ($millions)
Arizona Municipal Bond Fund
Kimberly Bingle	2	$529,413	0	$0	32	$9,067,859
David Sivinski	6	7,163,172	0	0	6	94,848

Michigan Municipal Bond Fund
David Sivinski	6	7,177,956	0	0	6	94,848
Kimberly Bingle	2	544,197	0	0	32	9,067,859

Municipal Income Fund
Jennifer Tabak	3	429,696	0	0	0	0
David Sivinski	6	6,546,902	0	0	6	94,848

Ohio Municipal Bond Fund
David Sivinski	6	7,037,070	0	0	6	94,848
Jennifer Tabak	3	919,864	0	0	0	0

Short-Intermediate Municipal Bond Fund
James Ahn	0	0	0	0	201	4,808,721
Kevin Ellis	1	787,017	0	0	231	4,530,076

Tax Free Bond Fund
Richard Taormina	6	8,398,368	0	0	7	90,752
Kimberly Bingle	2	210,325	0	0	32	9,067,859

California Tax Free Bond Fund
David Sivinski	6	6,922,354	0	0	6	94,848

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Michelle Hallam	0	$0	0	$0	203	$3,247,587

Intermediate Tax Free Bond Fund
Richard Taormina	6	3,872,480	0	0	7	90,752
David Sivinski	6	2,318,196	0	0	6	94,848

New York Tax Free Bond Fund
David Sivinski	6	6,488,709	0	0	6	94,848
Kevin Ellis	1	1,112,469	0	0	231	4,530,076

The following table shows information on the other accounts managed by each portfolio manager that have advisory fees wholly or partly based on performance as of February 29, 2012:

	Performance Based Fee Advisory Accounts
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets ($millions)	Number of Accounts	Total Assets ($millions)	Number of Accounts	Total Assets ($millions)
Arizona Municipal Bond Fund
Kimberly Bingle	0	$0	0	$0	0	$0
David Sivinski	0	0	0	0	0	0

Michigan Municipal Bond Fund
David Sivinski	0	0	0	0	0	0
Kimberly Bingle	0	0	0	0	0	0

Municipal Income Fund
Jennifer Tabak	0	0	0	0	0	0
David Sivinski	0	0	0	0	0	0

Ohio Municipal Bond Fund
David Sivinski	0	0	0	0	0	0
Jennifer Tabak	0	0	0	0	0	0

Short-Intermediate Municipal Bond Fund
James Ahn	0	0	0	0	1	4,176
Kevin Ellis	0	0	0	0	0	0

Tax Free Bond Fund
Richard Taormina	0	0	0	0	0	0
Kimberly Bingle	0	0	0	0	0	0

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California Tax Free Bond Fund
David Sivinski	0	$0	0	$0	0	$0
Michelle Hallam	0	0	0	0	0	0

Intermediate Tax Free Bond Fund
Richard Taormina	0	0	0	0	0	0
David Sivinski	0	0	0	0	0	0

New York Tax Free Bond Fund
David Sivinski	0	0	0	0	0	0
Kevin Ellis	0	0	0	0	0	0

Portfolio Managers — Ownership of Securities

The following table indicates for each Fund the dollar range of securities of each Fund beneficially owned by each portfolio manager, as of February 29, 2012:

Dollar Range of Securities in the Fund
Fund	None	$1-$10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Arizona Municipal Bond Fund
Kimberly Bingle	X
David Sivinski	X

Michigan Municipal Bond Fund
David Sivinski	X
Kimberly Bingle	X

Municipal Income Fund
Jennifer Tabak	X
David Sivinski	X

Ohio Municipal Bond Fund
David Sivinski					X
Jennifer Tabak	X

Short-Intermediate

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Dollar Range of Securities in the Fund
Fund	None	$1-$10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Municipal Bond Fund
James Ahn	X
Kevin Ellis	X

Tax Free Bond Fund
Richard Taormina	X
Kimberly Bingle	X

California Tax Free Bond Fund
David Sivinski	X
Michelle Hallam	X

Intermediate Tax Free Bond Fund
Richard Taormina		X
David Sivinski	X

New York Tax Free Bond Fund
David Sivinski	X
Kevin Ellis	X

For a more complete discussion, see the “Portfolio Manager Compensation” section in Part II of the SAI.

ADMINISTRATOR

Administrator Fees

The table below sets forth the administration, administrative services and co-administration fees paid by the Funds (the amounts waived are in parentheses) for the fiscal years indicated (amounts in thousands).

	Fiscal Year Ended 2/28/10		Fiscal Year Ended 2/28/11		Fiscal Year Ended 2/29/12
Fund	Paid	Waived	Paid	Waived	Paid	Waived
Arizona Municipal Bond Fund	$161	$—	$138	$—	$101	$—

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	Fiscal Year Ended 2/28/10		Fiscal Year Ended 2/28/11		Fiscal Year Ended 2/29/12
Fund	Paid	Waived	Paid	Waived	Paid	Waived
Michigan Municipal Bond Fund	$182	$—	$142	$—	$92	$—
Municipal Income Fund	1,221	—	1,098	—	762	—
Ohio Municipal Bond Fund	281	—	279	—	212	—
Short-Intermediate Municipal Bond Fund	742	—	1,206	—	1,005	—
Tax Free Bond Fund	726	(57)	609	—	393	—
California Tax Free Bond Fund	186	(40)	202	(82)	187	(85)
Intermediate Tax Free Bond Fund	4,886	—	4,883	—	4,347	—
New York Tax Free Bond Fund	869	—	854	—	674	—

For a more complete discussion, see the “Administrator” section in Part II of this SAI.

DISTRIBUTOR

Compensation Paid to JPMDS

The following table describes the compensation paid to the principal underwriter, JPMDS, for the fiscal year ended February 29, 2012:

Fund	Net Underwriting Discounts and Commissions	Compensation on Redemptions and Repurchases	Brokerage Commissions	Other Compensation
Arizona Municipal Bond Fund	$8,022.24	$5,238.41	$—	$210,444.65
Michigan Municipal Bond Fund	3,533.17	3,953.30	19.03	186,026.79
Municipal Income Fund	10,952.67	5,219.64	900.00	439,019.81
Ohio Municipal Bond Fund	12,428.91	43,240.24	—	616,606.19
Short-Intermediate Municipal Bond Fund	1,466.72	5,386.00	—	585,435.55
Tax Free Bond Fund	7,887.06	30,166.02	936.75	731,089.73
California Tax Free Bond Fund	9,738.49	23,552.77	0.33	520,344.54
Intermediate Tax Free Bond Fund	2,775.69	61,659.99	600.00	1,684,403.74

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Fund	Net Underwriting Discounts and Commissions	Compensation on Redemptions and Repurchases	Brokerage Commissions	Other Compensation
New York Tax Free Bond Fund	$52,971.43	$68,992.67	$281.37	$1,675,953.14

*	Fees paid by the Fund pursuant to Rule 12b-1 are provided in the “Distribution Fees” section below.

The following table sets forth the aggregate amount of underwriting commissions retained by JPMDS from the Funds with respect to the fiscal years indicated:

Fund	Fiscal Year Ended 2/28/10	Fiscal Year Ended 2/28/11	Fiscal Year Ended 2/29/12
Arizona Municipal Bond Fund	$50,399.63	$11,370.27	$8,022.24
Michigan Municipal Bond Fund	21,543.68	10,953.59	3,533.17
Municipal Income Fund	39,373.47	16,413.04	10,952.67
Ohio Municipal Bond Fund	98,975.72	34,602.22	12,428.91
Short-Intermediate Municipal Bond Fund	14,885.89	3,414.96	1,466.72
Tax Free Bond Fund	135,059.30	98,597.60	7,887.06
California Tax Free Bond Fund	108,720.27	39,685.29	9,738.49
Intermediate Tax Free Bond Fund	254,062.61	78,383.69	2,775.69
New York Tax Free Bond Fund	268,101.20	128,839.91	52,971.43

For more information on JPMDS, see the “Distributor” section in Part II of this SAI.

Distribution Fees

The tables below sets forth the Rule 12b-1 fees that the Funds paid to or that were accrued by JPMDS (waived amounts are in parentheses) with respect to the fiscal years indicated (amounts in thousands):

Fund	Fiscal Year Ended 2/28/10		Fiscal Year Ended 2/28/11		Fiscal Year Ended 2/29/12
	Paid	Waived	Paid	Waived	Paid	Waived
Arizona Municipal Bond Fund
Class A Shares	$123	$—	$113	$—	$81	$—
Class B Shares	9	—	8	—	6	—
Class C Shares	144	—	176	—	123	—

Michigan Municipal Bond Fund
Class A Shares	138	—	146	—	119	—
Class B Shares	74	—	33	—	13	—
Class C Shares	60	—	83	—	55	—

Municipal Income Fund
Class A Shares	235	—	253	—	232	—
Class B Shares	85	—	45	—	12	—
Class C Shares	201	—	256	—	195	—

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Fund	Fiscal Year Ended 2/28/10		Fiscal Year Ended 2/28/11		Fiscal Year Ended 2/29/12
	Paid	Waived	Paid	Waived	Paid	Waived
Ohio Municipal Bond Fund
Class A Shares	$286	$—	$299	$—	$241	$—
Class B Shares	96	—	53	—	21	—
Class C Shares	350	—	496	—	355	—

Short-Intermediate Municipal Bond Fund
Class A Shares	318	—	352	—	248	—
Class B Shares	13	—	5	—	2	—
Class C Shares	310	—	463	—	335	—

Tax Free Bond Fund
Class A Shares	460	—	546	—	448	—
Class B Shares	51	—	31	—	15	—
Class C Shares	170	—	354	—	268	—

California Tax Free Bond Fund
Class A Shares	93	(23)	148	(37)	136	(34)
Class C Shares	180	(13)	384	(27)	385	(27)

Intermediate Tax Free Bond Fund
Class A Shares	764	—	893	—	755	—
Class B Shares	81	—	62	—	23	—
Class C Shares	838	—	1,256	—	906	—

New York Tax Free Bond Fund
Class A Shares	568	—	712	—	604	—
Class B Shares	54	—	32	—	14	—
Class C Shares	922	—	1,381	—	1,058	—

SHAREHOLDER SERVICING

Shareholder Services Fees

Under the Shareholder Servicing Agreement, each Fund has agreed to pay JPMDS, for providing shareholder services and other related services, a fee at the following annual rates (expressed as a percentage of the average daily NAV of Fund shares owned by or for shareholders):

Select Class, Class A, Class B and Class C	0.25%
Institutional Class	0.10%

The table below sets forth the fees paid to JPMorgan Chase Bank or JPMDS (the amounts waived are in parentheses) for the fiscal years indicated (amounts in thousands):

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	Fiscal Year Ended 2/28/10		Fiscal Year Ended 2/28/11		Fiscal Year Ended 2/29/12
Fund	Paid	Waived	Paid	Waived	Paid	Waived
Arizona Municipal Bond Fund
Class A Shares	$58	($65)	$56	($57)	$41	($41)
Class B Shares	3	— ^	3	— ^	2	—
Class C Shares	48	— ^	59	— ^	41	—
Select Class Shares	107	(118)	101	(100)	79	(81)

Michigan Municipal Bond Fund
Class A Shares	76	(62)	77	(69)	48	(71)
Class B Shares	25	— ^	11	— ^	4	— ^
Class C Shares	20	— ^	27	— ^	18	— ^
Select Class Shares	145	(123)	108	(93)	49	(72)

Municipal Income Fund
Class A Shares	178	(57)	197	(56)	182	(50)
Class B Shares	28	— ^	15	— ^	4	—
Class C Shares	67	— ^	86	— ^	65	—
Select Class Shares	2,041	(657)	2,062	(582)	1,457	(401)

Ohio Municipal Bond Fund
Class A Shares	173	(113)	194	(105)	151	(90)
Class B Shares	32	— ^	18	— ^	7	—
Class C Shares	117	— ^	165	— ^	118	—
Select Class Shares	159	(106)	180	(99)	145	(88)

Short-Intermediate Municipal Bond Fund
Class A Shares	275	(43)	352	—	248	—
Class B Shares	3	(1)	2	—	1	—
Class C Shares	91	(12)	155	—	112	—
Select Class Shares	1,120	(97)	2,020	(218)	1,996	—
Institutional Class Shares	—	(97)	218	—	—	(196)

Tax Free Bond Fund
Class A Shares	115	(345)	126	(420)	77	(371)
Class B Shares	17	—	10	—	5	— ^
Class C Shares	57	—	117	(1)	83	(6)
Select Class Shares	798	(607)	543	(443)	281	(289)

^	Amount rounds to less than one thousand.

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	Fiscal Year Ended 2/28/10		Fiscal Year Ended 2/28/11		Fiscal Year Ended 2/29/12
Fund	Paid	Waived	Paid	Waived	Paid	Waived
California Tax Free Bond Fund
Class A Shares	$—	($116)	$—	($185)	$—	($170)
Class C Shares	—	(64)	—	(137)	—	(137)
Institutional Class Shares	50	—	41	—	35	—
Select Class Shares	156	(104)	210	(140)	225	(151)

Intermediate Tax Free Bond Fund
Class A Shares	232	(532)	296	(597)	263	(492)
Class B Shares	27	— ^	21	— ^	8	—
Class C Shares	277	(2)	419	—	302	—
Institutional Class Shares	645	(219)	736	(151)	772	(115)
Select Class Shares	5,882	(3,048)	6,766	(3,013)	6,395	(2,639)

New York Tax Free Bond Fund
Class A Shares	144	(424)	188	(524)	147	(457)
Class B Shares	18	—	11	—	5	—
Class C Shares	307	—	460	—	353	—
Institutional Class Shares	42	(26)	30	(16)	27	(17)
Select Class Shares	1,105	—	1,032	—	840	—

^	Amount rounds to less than one thousand.

For a more complete discussion, see the “Shareholder Servicing” section in Part II of this SAI.

BROKERAGE AND RESEARCH SERVICES

Brokerage Commissions

The Funds paid the following brokerage commissions for the indicated fiscal years (amounts in thousands):

	Fiscal Year Ended 2/28/10	Fiscal Year Ended 2/28/11	Fiscal Year Ended 2/29/12
Arizona Municipal Bond Fund
Total Brokerage Commissions	$—	$—	$—
Brokerage Commissions to Affiliated Broker Dealers	—	—	—

Michigan Municipal Bond Fund
Total Brokerage Commissions	—	—	—
Brokerage Commissions to Affiliated Broker Dealers	—	—	—

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	Fiscal Year Ended 2/28/10	Fiscal Year Ended 2/28/11	Fiscal Year Ended 2/29/12
Municipal Income Fund
Total Brokerage Commissions	$18	$—	$—
Brokerage Commissions to Affiliated Broker Dealers	—	—	—

Ohio Municipal Bond Fund
Total Brokerage Commissions	—	—	—
Brokerage Commissions to Affiliated Broker Dealers	—	—	—

Short-Intermediate Municipal Bond Fund
Total Brokerage Commissions	—	—	—
Brokerage Commissions to Affiliated Broker Dealers	—	—	—

Tax Free Bond Fund
Total Brokerage Commissions	4	3	2
Brokerage Commissions to Affiliated Broker Dealers	—	—	—

California Tax Free Bond Fund
Total Brokerage Commissions	—	—	—
Brokerage Commissions to Affiliated Broker Dealers	—	—	—

Intermediate Tax Free Bond Fund
Total Brokerage Commissions	—	—	—
Brokerage Commissions to Affiliated Broker Dealers	—	—	—

New York Tax Free Bond Fund
Total Brokerage Commissions	—	—	—
Brokerage Commissions to Affiliated Broker Dealers	—	—	—

For a more complete discussion, see the “Portfolio Transactions” section in Part II of this SAI.

Part I - 56

Broker Research

During the fiscal year ended February 29, 2012, the Adviser, allocated brokerage commissions to brokers who provided broker research including third party broker research for the Funds as follows:

Fund Name	Amount
Arizona Municipal Bond Fund	$0
Michigan Municipal Bond Fund	0
Municipal Income Fund	0
Ohio Municipal Bond Fund	0
Short-Intermediate Municipal Bond Fund	0
Tax Free Bond Fund	0
California Tax Free Bond Fund	0
Intermediate Tax Free Bond Fund	0
New York Tax Free Bond Fund	0

Securities of Regular Broker-Dealers

As of February 29, 2012, certain Funds owned securities of their regular broker-dealers (or parents) as shown below (amounts in thousands):

Fund	Name of Broker-Dealer	Value of Securities Owned (000’s)
Short-Intermediate Municipal Bond Fund	Bear Stearns & Co. Inc.*	$6,255

*	The Bear Stearns Companies Inc. and its affiliates are affiliated with JPMorgan Chase & Co. These securities were purchased prior to their affiliation with the Funds.

FINANCIAL INTERMEDIARY

Other Cash Compensation Payments

During the fiscal year ended February 29, 2012, JPMIM and SC-R&M paid approximately $128,410,351 and $147,004, respectively for all of the J.P. Morgan Funds pursuant to their other cash compensation arrangements. For a more complete discussion, see the “Additional Compensation to Financial Intermediaries” section in Part II of this SAI.

Finder’s Fee Commissions

Financial Intermediaries who sell $1 million or more of Class A Shares in the aggregate of the J.P. Morgan Equity Funds, the J.P. Morgan Specialty Funds, the J.P. Morgan International Funds, the J.P. Morgan Investor Funds, the JPMorgan SmartRetirement Funds, JPMorgan SmartAllocation Funds and the J.P. Morgan Income Funds (collectively “Qualifying Funds”) may receive a finder’s fee.

With respect to sales of Class A Shares of the Short-Intermediate Municipal Bond Fund made prior to July 1, 2010, such fees are paid in accordance with the following schedule:

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Amount of Purchases	Finder’s Fees
$1,000,000 – $9,999,999*	0.50%
$10,000,000 or more	0.25%

*	If the total sale of Class A Shares of Qualifying Funds is $1,000,000 or more but the amount of the sale applicable to the Short-Intermediate Municipal Bond Fund is less than $1,000,000, the Financial Intermediary will receive a Finder’s fee equal to 0.50% of the sale of the Class A Shares of the Short-Intermediate Municipal Bond Fund. The Finder’s Fee Schedule for other Qualifying Funds can be found in the Statement of Additional Information for such Qualifying Funds.

With respect to sales of Class A Shares of the Short-Intermediate Municipal Bond Fund made on or after July 1, 2010, such fees are paid in accordance with the following schedule:

Amount of Purchases	Finder’s Fees
$500,000 – $9,999,999*	0.50%
$10,000,000 or more	0.25%

*	If the total sale of Class A Shares of Qualifying Funds is $500,000 or more but the amount of the sale applicable to the Short-Intermediate Municipal Bond Fund is less than $500,000, the Financial Intermediary will receive a Finder’s fee equal to 0.50% of the sale of the Class A Shares of the Short-Intermediate Municipal Bond Fund. The Finder’s Fee Schedule for other Qualifying Funds can be found in the Statement of Additional Information for such Qualifying Funds.

With respect to sales of the Funds (other than the Short-Intermediate Municipal Bond Fund) such fees are paid in accordance with the following schedule:

Amount of Purchases	Finder’s Fees
$1,000,000 – $3,999,999*	0.75%
$4,000,000 – $49,999,999	0.50%
$50,000,000 or more	0.25%

*	If the total sale of Class A Shares of Qualifying Funds is $1,000,000 or more but the amount of the sale applicable to a Fund (other than the Short-Intermediate Municipal Bond Fund) is less than $1,000,000, the Financial Intermediary will receive a Finder’s fee equal to 0.75% of the sale of the Class A Shares of the Fund (other than the Short-Intermediate Municipal Bond Fund). The Finder’s Fee Schedule for other Qualifying Funds can be found in the Statement of Additional Information for such Qualifying Funds.

The Distributor may also pay Financial Intermediaries a commission of up to 0.75% of gross sales on sales of Class A Shares to certain defined contribution plans. If such defined contribution plan redeems all of the shares that it owns on behalf of participants within 12 months of the purchase date, then the Financial Intermediaries that have received these commissions will be required to reimburse the Distributor up to 0.75% of the lower of the cost of the shares being redeemed or their NAV at the time of redemption. JPMDS reserves the right to alter or change the finder’s fee policy on these Plans at any time at its own discretion. If a Plan redeems all of the shares for which a finder’s fee has been paid within 12 months of the purchase date, JPMDS will reclaim the finder’s fee paid to the Financial Intermediary rather than charge a CDSC to the Plan.

For a more complete discussion, see the “Cash Compensation to Financial Intermediaries” section in Part II of this SAI.

Finder’s Fees Paid By Distributor

During the fiscal year ended February 29, 2012, JPMDS paid approximately $10,985,252 in finder’s fees.

Part I - 58

TAX MATTERS

The Funds intend to minimize the payment of taxable income to shareholders by investing in tax-exempt or municipal securities in reliance at the time of purchase on an opinion of bond counsel to the issuer that the interest paid on those securities will be excludable from gross income for Federal income tax purposes. Such securities, however, may be determined to pay, or have paid, taxable income subsequent to the Fund’s acquisition of the securities. In that event, the Internal Revenue Service may demand that the Fund pay Federal income taxes on the affected interest income, and, if the Fund agrees to do so, the Fund’s yield could be adversely affected. In addition, the treatment of dividends previously paid or to be paid by the Fund as “exempt interest dividends” could be adversely affected, subjecting the Fund’s shareholders to increased Federal income tax liabilities. In addition, the treatment of dividends previously paid or to be paid by the Fund as “exempt interest dividends” could be adversely affected, subjecting the Fund’s shareholders to increased Federal income tax liabilities. In addition, future laws, regulations, rulings or court decisions may cause interest on municipal securities to be subject, directly or indirectly, to Federal income taxation or interest on state municipal securities to be subject to state or local income taxation, or the value of state municipal securities to be subject to state or local intangible personal property tax, or may otherwise prevent the Fund from realizing the full current benefit of the tax-exempt status of such securities. Any such change could also affect the market price of such securities, and thus the value of an investment in the Fund.

The exemption from federal income tax for exempt-interest dividends does not necessarily result in exemption for such dividends under the income or other tax laws of any state or local authority. Shareholders are advised to consult with their own tax advisors about state and local tax matters. Following is a brief discussion of treatment of exempt-interest dividends by certain states.

Arizona Taxes. Shareholders of the Arizona Municipal Bond Fund will not be subject to Arizona income taxes on exempt-interest dividends received from the Fund to the extent that such dividends are attributable to interest on tax-exempt obligations of the State of Arizona and its political subdivisions (“Arizona Obligations”). However, interest from Arizona Obligations may be included in federal gross income to the extent that any interest thereon is treated as a preference item for purposes of the alternative minimum tax.

California Taxes. In general, as long as the California Tax Free Bond Fund continues to qualify as a regulated investment company under the federal Internal Revenue Code of 1986, as amended (the “Code”), it will incur no California income or franchise tax liability on income and capital gains distributed to shareholders.

California personal income tax law provides that dividends paid by a regulated investment company, or series thereof, from interest on obligations that would be exempt from California personal income tax if held directly by an individual, are excludable from gross income if such dividends are reported by the Fund as such exempt-interest dividends in written statements furnished to shareholders. In general, such exempt obligations will include California exempt and U.S. exempt obligations. Moreover, for a fund to qualify to pay such exempt-interest dividends under California law, at least 50% of the value of its assets must consist of such exempt obligations at the close of each quarter of its fiscal year and such fund must be qualified as a regulated investment company. Under California law, exempt-interest dividends (including some dividends paid after the close of the year as described in Section 855 of the Code) may not exceed the excess of (A) the amount of interest received by the fund which would be tax-exempt interest if the obligations on which the interest was paid were held by an individual over (B) the amount that would be considered expenses related to exempt income and thus would not be deductible under California personal income tax law.

Part I - 59

Distributions to individual shareholders derived from items other than exempt-interest described above will be subject to California personal income tax. In addition, corporate shareholders should note that dividends will not be exempt from California corporate franchise tax and may not be exempt from California corporate income tax.

California has an alternative minimum tax similar to the federal AMT. However, the California AMT does not include interest from private activity municipal obligations as an item of tax preference. Interest on indebtedness incurred or continued by a shareholder in connection with the purchase of shares of a fund will not be deductible for California personal income tax purposes.

Investors should consult their advisers about other state and local tax consequences of the investment in the fund as well as about any California tax consequences related to any special tax status or considerations applicable to such investors.

Michigan Taxes. Distributions received from the Michigan Municipal Bond Fund are exempt from Michigan personal income tax and Michigan corporate income tax to the extent they are derived from interest on tax-exempt securities of the State of Michigan or its political subdivisions. For Michigan personal income tax, and corporate income tax purposes, Fund distributions attributable to any source other than interest on tax-exempt securities of the State of Michigan or its political subdivisions will be fully taxable. Fund distributions are not subject to the uniform city income tax imposed by certain Michigan cities to the extent that they are not subject to Michigan personal income tax.

New York Taxes. Distributions received from the New York Tax Free Bond Fund that are derived from interest attributable to obligations of the State of New York or its political subdivisions or certain other governmental entities (for example, the Commonwealth of Puerto Rico or the U.S. Virgin Islands), the interest on which was excludable from gross income for purposes of both federal income taxation and New York State and City personal income taxation (“New York Tax-Exempt Bonds”) and designated as such, generally are exempt from New York State and New York City personal income tax as well as from the New York City unincorporated business tax (but not the New York State corporation franchise tax or New York City general corporation tax), provided that such dividends constitute exempt-interest dividends under Section 852(b)(5) of the Code. Dividends and other distributions (aside from exempt-interest dividends derived from New York Tax-Exempt Bonds) generally are not exempt from New York State and City taxes. For New York State and City tax purposes, distributions of net long-term capital gain will be taxable at the same rates as ordinary income.

Distributions by the Fund from investment income and capital gains, including exempt-interest dividends, also generally are included in a corporation’s net investment income for purposes of calculating such corporation’s obligations under the New York State corporate franchise tax and the New York City general corporation tax, if received by a corporation subject to those taxes, and will be subject to such taxes to the extent that a corporation’s net investment income is allocated to New York State and/or New York City. To the extent that investors are subject to state and local taxes outside of New York State, all dividends paid by the Fund may be taxable income for purposes thereof. To the extent that the Fund’s dividends are derived from interest attributable to the obligations of any other state or of a political subdivision of any such other state or are derived from capital gains, such dividends will generally not be exempt from New York State or New York City tax. The New York AMT excludes tax-exempt interest as an item of tax preference. Interest incurred to buy or carry shares of the Fund is not deductible for federal, New York State or New York City personal income tax purposes. Investors should consult their advisers about other New York and other state and local tax consequences of the investment in the Fund.

Part I - 60

Ohio Taxes. Distributions from the Ohio Municipal Bond Fund representing interest on obligations held by this Fund which are issued by the State of Ohio, and political or governmental subdivisions thereof as defined in Section 5709.76(D)(10) of the Ohio Revised Code, or nonprofit corporations authorized to issue public securities for or on behalf of Ohio or its political subdivisions or agencies or instrumentalities (“Ohio Obligations”), are exempt from Ohio personal income tax as well as Ohio municipal or school district income taxes. Shareholders that are subject to the Ohio commercial activity tax may exclude such distributions from their taxable gross receipts for purposes of such tax. Shareholders that are subject to the Ohio corporation franchise tax may exclude such distributions from the Ohio corporation franchise tax net income base. Please note that for most entities, the corporation franchise tax has been phased out as of the 2010 tax year.

Distributions that are properly attributable to profit on the sale, exchange or other disposition of Ohio Obligations will not be subject to Ohio personal income tax, or municipal or school district income taxes in Ohio and will not be included in the gross receipts base of the Ohio commercial activity tax or the net income base of the Ohio corporation franchise tax. Distributions attributable to other sources generally will not be exempt from Ohio personal income tax, municipal or school district income taxes in Ohio or the gross receipts base of the Ohio commercial activity tax or the net income base of the Ohio corporation franchise tax.

This discussion of Ohio taxes assumes that the Ohio Municipal Bond Fund will continue to qualify as a regulated investment company under the Internal Revenue Code and that at all times at least 50% of the value of the total assets of the Fund consists of Ohio Obligations or similar obligations of other states or their subdivisions.

Capital Loss Carryforwards

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Funds after February 28, 2011 may get carried forward indefinitely and retain their character as short-term and/or long-term losses. Net capital losses arising in prior years were carried forward eight years and treated as short-term losses. The 2010 Act requires that net capital losses after February 28, 2011 be used before any prior net capital losses.

For federal income tax purposes, the following Funds had capital loss carryforwards for the fiscal year ended February 29, 2012 (amounts in thousands) incurred prior to the enactment of the 2010 Act:

Fund	Capital Loss Carryforward	Expiration Date
Municipal Income Fund	$1,053	2/29/2016
	6,506	2/28/2017
	580	2/28/2018
Total	$8,139

Short-Intermediate Municipal Bond Fund	$4,569	2/28/2013
	11,664	2/28/2014
	2,707	2/28/2015

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	3,672	2/29/2016
	969	2/28/2017
	647	2/28/2018
Total	$24,228

Tax Free Bond Fund	$1,196	2/28/2018
Total	$1,196

California Tax Free Bond Fund	$303	2/28/2015
	95	2/29/2016
	51	2/28/2017
	29	2/28/2018
Total	$478

New York Tax Free Bond	$519	2/28/2015
	479	2/29/2016
	24	2/28/2019
Total	$1,022

As of February 29, 2012, the following Funds had capital loss carryforwards (amounts in thousands) incurred after the enactment of the 2010 Act:

	Capital Loss Carryforward Character
Fund	Short-Term	Long-Term
California Tax Free Bond Fund	$129	$139
New York Tax Free Bond	292	—

To the extent that these capital losses are used to offset future capital gains, it is probable that gains so offset will not be distributed to shareholders. For a more complete discussion, see the “Distributions and Tax Matters” section in Part II of this SAI.

PORTFOLIO HOLDINGS DISCLOSURE

A list of the entities that receive the Funds’ portfolio holdings information, the frequency with which it is provided to them and the length of the lag between the date of the information and the date it is disclosed is provided below:

All Funds
Vickers Stock Research Corp.	Monthly	30 days after month end
MorningStar Inc.	Monthly	30 days after month end
Lipper, Inc.	Monthly	30 days after month end
Thomson Financial	Monthly	30 days after month end

Part I - 62

Bloomberg LP	Monthly	30 days after month end
JPMorgan Chase & Co.	Monthly	30 days after month end
The McGraw-Hill Companies, Inc.—Standard & Poor's	Monthly	30 days after month end
Factset	Monthly	30 days after month end

Tax Free Bond Fund
Commonwealth	Quarterly	10 days after month end
ManagersInvest	Quarterly	30 days after month end

Intermediate Tax Free Bond Fund
ManagersInvest	Quarterly	30 days after month end
Morgan Stanley Smith Barney	Quarterly	30 days after month end
For a more complete discussion, see the “Portfolio Holdings Disclosure” section in Part II of this SAI.

SHARE OWNERSHIP

Trustees and Officers. As of May 31, 2012, the officers and Trustees, as a group, owned less than 1% of the shares of any class of each Fund.

Principal Holders. As of May 31, 2012, the persons who owned of record, or were known by the Trusts to own beneficially, 5% or more of the outstanding shares of any class of the Funds included in this SAI are shown in Attachment I-A, Principal Shareholders.

FINANCIAL STATEMENTS

The Financial Statements are incorporated by reference into this SAI. The Financial Statements for the fiscal year ended February 29, 2012 have been audited by PricewaterhouseCoopers LLP, the independent registered public accounting firm to the Trusts, as indicated in its reports with respect thereto, and are incorporated herein by reference in reliance upon the authority of said firm as experts in accounting and auditing in giving said reports. These Financial Statements are available without charge upon request by calling J.P. Morgan Funds Services at 1-800-480-4111.

Part I - 63

Attachment I-A

PRINCIPAL SHAREHOLDERS

*	The shareholder of record is a subsidiary or affiliate of JPMorgan Chase & Co. (a “JPMorgan Affiliate”). Typically, the shares are held for the benefit of underlying accounts for which the JPMorgan Affiliate may have voting or investment power. To the extent that JPMorgan Affiliates own 25% or more of a class of shares of a Fund, JPMorgan Chase & Co. may be deemed to be a “controlling person” of such shares under the 1940 Act.

The persons owning 25% or more of the outstanding shares of the Fund may be presumed to “control” (as that term is defined in the 1940 Act) the Fund. As a result, those persons would have the ability to control the outcome on any matter requiring the approval of shareholders of the Fund.

Name of the Fund	Name and Address of Shareholder	Percentage Held
JPMORGAN ARIZONA MUNICIPAL BOND FUND
CLASS A SHARES	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FBO CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	87.55%

CLASS B SHARES	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FBO CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	70.22%

	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103-2523	14.44%

	MARY ANN OBRIEN SUBJECT TO DST TOD RULES 10843 N 70TH AVE PEORIA AZ 85345-6161	5.38%

	PERSHING LLC P.O. BOX 2052 JERSEY CITY NJ 07303-2052	6.31%

CLASS C SHARES	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FBO CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	90.05%

	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103-2523	6.88%

SELECT CLASS SHARES	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	42.87%

	JPMORGAN CHASE BANK N.A.* FBO CLIENTS 500 STANTON CHRISTIANA RD NEWARK DE 19713-2105	38.00%

	NFS LLC FBO NORTHERN TRUST CO PO BOX 92956 CHICAGO IL 60675-0001	5.91%
JPMORGAN CALIFORNIA TAX FREE BOND FUND
CLASS A SHARES	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FBO CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	59.15%

	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103-2523	6.96%

	UBS WM USA OMNI ACCOUNT M/F ATTN DEPARTMENT MANAGER 499 WASHINGTON BLVD FL 9 JERSEY CITY NJ 07310-2055	5.96%

CLASS C SHARES	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FBO CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	67.66%

	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103-2523	6.87%

	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	9.17%

INSTITUTIONAL CLASS SHARES	CHARLES SCHWAB & CO ATTN MUTUAL FUND OPS 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4151	8.88%

	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103-2523	27.27%

	JPMORGAN CHASE BANK N.A.* FBO CLIENTS 500 STANTON CHRISTIANA RD NEWARK DE 19713-2105	45.82%

SELECT CLASS SHARES	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	67.00%

	JPMORGAN CHASE BANK N.A.* FBO CLIENTS 500 STANTON CHRISTIANA RD NEWARK DE 19713-2105	25.08%
JPMORGAN INTERMEDIATE TAX FREE BOND FUND
CLASS A SHARES	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FBO CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	45.86%

	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA TWO FL 3 JERSEY CITY NJ 07311	15.34%

CLASS B SHARES	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FBO CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	56.43%

	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103-2523	16.55%

	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF CUSTOMERS 4800 DEER LAKE DR EAST JACKSONVILLE FL 32246-6484	6.01%

CLASS C SHARES	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FBO CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	68.54%

	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR EAST 2ND FL JACKSONVILLE FL 32246-6484	8.25%

INSTITUTIONAL CLASS SHARES	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	20.89%

	JPMORGAN CHASE BANK N.A.* FBO CLIENTS 500 STANTON CHRISTIANA RD NEWARK DE 19713-2105	68.67%

SELECT CLASS SHARES	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	20.28%

	JPMORGAN CHASE BANK N.A.* FBO CLIENTS 500 STANTON CHRISTIANA RD NEWARK DE 19713-2105	74.58%
JPMORGAN MICHIGAN MUNICIPAL BOND FUND
CLASS A SHARES	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FBO CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	81.51%

CLASS B SHARES	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FBO CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	82.37%

	OPPENHEIMER & CO INC. FBO YOLANDE E DURECKI SUCC TTEE ARNOLD P DURECKI TRUST 14018 BASILISCO CHASE DR SHELBY TWP MI 48315-4251	5.39%

CLASS C SHARES	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FBO CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	89.15%

SELECT CLASS SHARES	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	36.63%

	JPMORGAN CHASE BANK N.A.* FBO CLIENTS 500 STANTON CHRISTIANA RD NEWARK DE 19713-2105	57.24%

JPMORGAN MUNICIPAL INCOME FUND
CLASS A SHARES	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FBO CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	80.18%

CLASS B SHARES	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FBO CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	90.61%

CLASS C SHARES	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FBO CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	66.70%

	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF CUSTOMERS 4800 DEER LAKE DR EAST JACKSONVILLE FL 32246-6484	12.11%

SELECT CLASS SHARES	JPMORGAN CHASE BANK N.A.* FBO CLIENTS 500 STANTON CHRISTIANA RD NEWARK DE 19713-2105	91.88%
JPMORGAN NEW YORK TAX FREE BOND FUND
CLASS A SHARES	CHARLES SCHWAB & CO INC REINVEST ACCOUNT ATTN: MUTUAL FUNDS DEPT 101 MONTGOMERY ST FL 11 SAN FRANCISCO CA 94104-4151	5.34%

	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FBO CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	62.49%

CLASS B SHARES	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FBO CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	72.81%

	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103-2523	10.75%

	PERSHING LLC P.O. BOX 2052 JERSEY CITY NJ 07303-2052	9.30%

CLASS C SHARES	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FBO CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	81.39%

INSTITUTIONAL CLASS SHARES	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	31.83%

	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103-2523	14.02%

	JPMORGAN CHASE BANK N.A.* FBO CLIENTS 500 STANTON CHRISTIANA RD NEWARK DE 19713-2105	27.17%

	TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	9.32%

SELECT CLASS SHARES	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	43.60%

	JPMORGAN CHASE BANK N.A.* FBO CLIENTS 500 STANTON CHRISTIANA RD NEWARK DE 19713-2105	48.68%
JPMORGAN OHIO MUNICIPAL BOND FUND
CLASS A SHARES	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FBO CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	72.30%

	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF CUSTOMERS 4800 DEER LAKE DR EAST JACKSONVILLE FL 32246-6484	8.61%

	UBS WM USA OMNI ACCOUNT M/F ATTN DEPARTMENT MANAGER 499 WASHINGTON BLVD FL 9 JERSEY CITY NJ 07310-2055	5.58%

CLASS B SHARES	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FBO CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	78.28%

	PERSHING LLC P.O. BOX 2052 JERSEY CITY NJ 07303-2052	6.58%

CLASS C SHARES	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FBO CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	85.38%

SELECT CLASS SHARES	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	30.62%

	JPMORGAN CHASE BANK N.A.* FBO CLIENTS 500 STANTON CHRISTIANA RD NEWARK DE 19713-2105	20.53%
JPMORGAN SHORT INTERMEDIATE MUNICIPAL BOND FUND
CLASS A SHARES	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	20.10%

	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FBO CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	41.08%

	PERSHING LLC P.O. BOX 2052 JERSEY CITY NJ 07303-2052	7.09%

	UBS WM USA OMNI ACCOUNT M/F ATTN DEPARTMENT MANAGER 499 WASHINGTON BLVD FL 9 JERSEY CITY NJ 07310-2055	15.58%

CLASS B SHARES	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	30.68%

	CITIGROUP GLOBAL MARKETS INC. HOUSE ACCOUNT ATTN PETER BOOTH 7TH FLOOR 333 W 34TH ST NEW YORK NY 10001-2417	38.41%

	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103-2523	19.66%

	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	8.50%

CLASS C SHARES	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FBO CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	27.84%

	CITIGROUP GLOBAL MARKETS INC HOUSE ACCOUNT ATTN PETER BOOTH 7TH FL 333 W 34TH ST NEW YORK NY 10001-2417	5.55%

	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103-2523	5.83%

	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA TWO FL 3 JERSEY CITY NJ 07311	7.82%

	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	6.57%

	UBS WM USA OMNI ACCOUNT M/F ATTN DEPARTMENT MANAGER 499 WASHINGTON BLVD FL 9 JERSEY CITY NJ 07310-2055	22.29%

INSTITUTIONAL CLASS SHARES	JPMORGAN CHASE BANK N.A.* FBO CLIENTS 500 STANTON CHRISTIANA RD NEWARK DE 19713-2105	93.65%

SELECT CLASS SHARES	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	5.22%

	JPMORGAN CHASE BANK N.A.* FBO CLIENTS 500 STANTON CHRISTIANA RD NEWARK DE 19713-2105	88.82%
JPMORGAN TAX FREE BOND FUND
CLASS A SHARES	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FBO CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	59.14%

CLASS B SHARES	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FBO CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	61.61%

	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103-2523	21.14%

	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 2ND FLR JACKSONVILLE FL 32246-6484	6.26%

CLASS C SHARES	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FBO CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	83.83%

SELECT CLASS SHARES	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	5.91%

	JPMORGAN CHASE BANK N.A.* FBO CLIENTS 500 STANTON CHRISTIANA RD NEWARK DE 19713-2105	80.29%

J.P. Morgan Money Market Funds

STATEMENT OF ADDITIONAL INFORMATION

PART I

July 1, 2012, as supplemented January 23, 2013

JPMORGAN TRUST I (“JPMT I”)

Fund Name	JPMorgan Prime Money Market Fund (“Prime Money Market Fund”)	JPMorgan Federal Money Market Fund (“Federal Money Market Fund”)	JPMorgan 100% U.S. Treasury Securities Money Market Fund (“100% U.S. Treasury Securities Money Market Fund”)	JPMorgan Tax Free Money Market Fund (“Tax Free Money Market Fund”)	JPMorgan California Municipal Money Market Fund (“California Municipal Money Market Fund”)	JPMorgan New York Municipal Money Market Fund (“New York Municipal Money Market Fund”)	JPMorgan Current Yield Money Market Fund (“Current Yield Money Market Fund”)
Capital	CJPXX		CJTXX				JCCXX
Institutional Class	JINXX	JFMXX	JTSXX	JTFXX			JCIXX
Agency	VMIXX	VFIXX	VPIXX	VTIXX
Premier	VPMXX	VFPXX	VHPXX	VXPXX
Investor	JPIXX
Morgan	VMVXX	VFVXX	HTSXX	VTMXX	VCAXX	VNYXX
Reserve	JRVXX	JFRXX	RJTXX	RTJXX		JNYXX
Class B	CPBXX
Class C	JXCXX
Cash Management	JCMXX
Service	JPSXX		JTVXX		JCVXX	JNVXX
Direct	JMDXX			JTDXX
E*TRADE Class					JCEXX	JNEXX
Eagle Class	JPEXX			JTEXX
IM Shares	JIMXX

SAI-MMKT-113

JPMORGAN TRUST II (“JPMT II”)

Fund Name	JPMorgan Liquid Assets Money Market Fund (“Liquid Assets Money Market Fund”)	JPMorgan U.S. Government Money Market Fund (“U.S. Government Money Market Fund”)	JPMorgan U.S. Treasury Plus Money Market Fund (“U.S. Treasury Plus Money Market Fund”)	JPMorgan Municipal Money Market Fund (“Municipal Money Market Fund”)	JPMorgan Michigan Municipal Money Market Fund (“Michigan Municipal Money Market Fund”)	JPMorgan Ohio Municipal Money Market Fund (“Ohio Municipal Money Market Fund”)
Capital	CJLXX	OGVXX
Institutional Class	IJLXX	IJGXX	IJTXX	IJMXX
Agency	AJLXX	OGAXX	AJTXX	JMAXX
Premier	PJLXX	OGSXX	PJTXX	HTOXX	WMIXX	OGOXX
Investor	HLPXX	JGMXX	HGOXX
Morgan	MJLXX	MJGXX	MJTXX	MJMXX	MMJXX	JOMXX
Reserve	HPIXX	RJGXX	HTIXX	OGIXX	PEMXX	HOIXX
Class B	OPBXX		OTBXX
Class C	OPCXX		OTCXX
Service	OPSXX	SJGXX	JPVXX	SJMXX		JOSXX
Direct		JGDXX	JUDXX
E*TRADE Class	JLEXX			JMEXX
Eagle Class		JJGXX	JRTXX
IM Shares		MGMXX	MJPXX

(each a “Fund,” and collectively, the “Money Market Funds” or “Funds”)

This Statement of Additional Information (“SAI”) is not a prospectus but contains additional information which should be read in conjunction with the prospectuses for the Funds dated July 1, 2012, as supplemented from time to time (collectively, the “Prospectuses”). Additionally, this SAI incorporates by reference the audited financial statements dated February 29, 2012, included in the annual Shareholder

Reports relating to the Funds (the “Financial Statements”). The Prospectuses and the Financial Statements, including the Independent Registered Public Accounting Firm’s reports, are available without charge upon request by contacting JPMorgan Distribution Services, Inc. (“JPMDS” or the “Distributor”), the Funds’ distributor, at 1111 Polaris Parkway, Columbus, Ohio, 43240.

This SAI is divided into two Parts – Part I and Part II. Part I of this SAI contains information that is particular to each Fund. Part II of this SAI contains information that generally applies to the Funds and other J.P. Morgan Funds. For more information about the Funds or the Financial Statements, simply write or call:

Morgan Shares, Class B Shares and Class C Shares:	Agency Shares, Capital Shares, Cash Management,
IM Shares, Institutional Class Shares, Investor
Shares, Premier Shares, Reserve Shares, Service
Shares, Direct Shares, Eagle Class Shares and
E*TRADE Class Shares:

J.P. Morgan Funds Services P.O. Box 8528 Boston, MA 02266-8528 1-800-480-4111	J.P. Morgan Institutional Funds Service Center 500 Stanton Christiana Road, 3-OPS3 Newark, DE 19713 1-800-766-7722

PART I

PLEASE SEE PART II OF THIS SAI FOR ITS TABLE OF CONTENTS

GENERAL

The Trusts and the Funds

JPMT I Historical Information

JPMT I is an open-end, management investment company formed as a statutory trust under the laws of the State of Delaware on November 12, 2004, pursuant to a Declaration of Trust dated November 5, 2004. Each of the Funds which is a series of JPMT I, except Current Yield Money Market Fund, is a successor mutual fund to J.P. Morgan Funds that were series of J.P. Morgan Mutual Fund Series at the close of business on February 18, 2005 (“Predecessor JPMorgan Funds”). Each of the Predecessor JPMorgan Funds operated as a series of J.P. Morgan Mutual Fund Trust (“JPMMFT” or the “Predecessor JPM Trust”) prior to reorganizing and redomiciling as series of J.P. Morgan Mutual Fund Series (“JPMMFS”) on February 18, 2005.

Shareholders of each of the Predecessor Funds approved an Agreement and Plan of Reorganization and Redomiciliation (“Shell Reorganization Agreements”) between the Predecessor Trust, on behalf of the Predecessor JPMorgan Funds, and JPMMFS, on behalf of its series. Pursuant to the Shell Reorganization Agreements, the Predecessor JPMorgan Funds were reorganized into the corresponding series of JPMMFS effective after the close of business on February 18, 2005 (“Closing Date”).

JPMT II Historical Information

JPMT II is an open-end, management investment company formed as a statutory trust under the laws of the State of Delaware on November 12, 2004, pursuant to a Declaration of Trust dated November 5, 2004. Each of the Funds which are a series of JPMT II were formerly a series of One Group Mutual Funds, a Massachusetts business trust which was formed on May 23, 1985 (“Predecessor OG Funds”). At shareholder meetings held on January 20, 2005 and February 3, 2005, shareholders of One Group Mutual Funds approved the redomiciliation of One Group Mutual Funds as a Delaware statutory trust to be called JPMorgan Trust II. The redomiciliation was effective after the close of business on the closing date.

With respect to events that occurred or payments that were made prior to the Closing Date, any reference to Fund(s) in this SAI prior to the Closing Date refers to the Predecessor JPMorgan Funds and the Predecessor OG Funds (collectively the “Predecessor Funds”).

J.P. Morgan Funds. After the close of business on February 18, 2005, certain Predecessor JPMorgan Funds and Predecessor OG Funds merged with and into the Funds listed below. The following list identifies the target funds and the surviving funds:

Target Funds	Surviving Funds
One Group Treasury Only Money Market Fund	JPMorgan 100% U.S Treasury Securities Money Market Fund
One Group U.S. Government Securities Money Market Fund; JPMorgan U.S. Government Money Market Fund	One Group Government Money Market Fund now known as JPMorgan U.S. Government Money Market Fund
JPMorgan Liquid Assets Money Market Fund	One Group Prime Money Market Fund now known as JPMorgan Liquid Assets Money Market Fund
JPMorgan Treasury Plus Money Market Fund	One Group U.S. Treasury Securities Money Market Fund now known as JPMorgan U.S. Treasury Plus Money Market Fund

Fund Names. Prior to February 19, 2005, the following Funds were renamed with the approval of the Board of Trustees:

Former Name	Current Name
One Group Government Money Market Fund	JPMorgan U.S. Government Money Market Fund
One Group Michigan Municipal Money Market Fund	JPMorgan Michigan Municipal Money Market Fund
One Group Municipal Money Market Fund	JPMorgan Municipal Money Market Fund

Part I - 1

One Group Ohio Municipal Money Market Fund	JPMorgan Ohio Municipal Money Market Fund
One Group Prime Money Market Fund	JPMorgan Liquid Assets Money Market Fund
One Group U.S. Treasury Securities Money Market Fund	JPMorgan U.S. Treasury Plus Money Market Fund
JPMorgan California Tax Free Money Market Fund	JPMorgan California Municipal Money Market Fund
JPMorgan New York Tax Free Money Market Fund	JPMorgan New York Municipal Money Market Fund

Effective September 10, 2001, the Board of Trustees of JPMMFT approved the re-naming of the following Funds:

Current Name	Former Name
JPMorgan Prime Money Market Fund	JPMorgan Prime Money Market Fund II
JPMorgan Federal Money Market Fund	JPMorgan Federal Money Market Fund II

Effective May 1, 2003, the Predecessor JPM Trust was renamed with the approval of the Board of Trustees to J.P. Morgan Mutual Fund Trust from Mutual Fund Trust.

Share Classes

The Board of Trustees of JPMT I and JPMT II has authorized the issuance and sale of the following share classes of the Funds:

Fund	Capital		Institutional Class	Agency		Premier		Investor		Morgan	Reserve		Class B	Class C	Cash Management	Service	Direct		E*Trade Class		Eagle Class		IM Shares
Prime Money Market Fund	X		X	X		X		X	[1]	X	X		X	X	X	X	X	[6]			X	[7]	X	[8]
Liquid Assets Money Market Fund	X		X	X		X		X	[1]	X	X	[2]	X	X		X			X	[5]
U.S. Government Money Market Fund	X	[3]	X	X	[3]	X	[3]	X	[1]	X	X	[2]				X	X	[6]			X	[7]	X	[8]
U.S. Treasury Plus Money Market Fund			X	X		X		X	[1]	X	X	[2]	X	X		X	X	[6]			X	[7]	X	[8]
Federal Money Market Fund			X	X		X				X	X
100% U.S. Treasury Securities Money Market Fund	X		X	X		X				X	X					X
Tax Free Money Market Fund			X	X		X				X	X						X	[6]			X	[7]
Municipal Money Market Fund			X	X		X	[4]			X	X	[2]				X			X	[5]
California Municipal Money Market Fund										X						X			X	[5]
Michigan Municipal Money Market Fund						X	[4]			X	X	[2]
New York Municipal Money Market Fund										X	X					X			X	[5]
Ohio Municipal Money Market Fund						X	[4]			X	X	[2]				X
Current Yield Money Market Fund	X		X

1	Effective February 19, 2005, Class I Shares of these Funds were redesignated Investor Shares.
2	Effective February 19, 2005, Class A Shares of these Funds were redesignated Reserve Shares. Shareholders who were not utilizing sweep services as of February 18, 2005 automatically exchanged their Reserve Shares for Morgan Shares.
3	Effective February 19, 2005, Class I Shares, Administrative Class Shares, and Class S Shares of this Fund were redesignated Capital Shares, Agency Shares, and Premier Shares, respectively.

Part I - 2

4	Effective February 19, 2005, Class I Shares of these Funds were redesignated Premier Shares.
5	E*TRADE Class Shares are available only to clients of E*TRADE Securities, LLC.
6	Direct Shares are available only to clients of SVB Asset Management.
7	Eagle Class Shares are available only to clients of Eagle Asset Management and its affiliates.
8	IM Shares may only be purchased by investment companies registered under the Investment Company Act of 1940, as amended, including the J.P. Morgan Funds (collectively, Funds), through a Treasury and Security Services account held with an administered by JPMorgan Chase Bank, N.A.

The shares of the Funds are collectively referred to in this SAI as the “Shares.”

Much of the information contained herein expands upon subjects discussed in the Prospectuses for the respective Funds. No investment in a particular class of Shares of a Fund should be made without first reading that Fund’s Prospectus.

Miscellaneous

This SAI describes the financial history, investment strategies and policies, management and operation of each of the Funds in order to enable investors to select the Fund or Funds which best suit their needs.

This SAI provides additional information with respect to the Funds and should be read in conjunction with the relevant Fund’s current Prospectuses. Capitalized terms not otherwise defined herein have the meanings accorded to them in the applicable Prospectus. The Funds’ executive offices are located at 270 Park Avenue, New York, NY 10017.

This SAI is divided into two Parts – Part I and Part II. Part I of this SAI contains information that is particular to each Fund. Part II of this SAI contains information that generally applies to the Funds and other series representing separate investment funds or portfolios of JPMT I, JPMT II, J.P. Morgan Mutual Fund Group (“JPMMFG”), J.P. Morgan Mutual Fund Investment Trust (“JPMMFIT”), and J.P. Morgan Fleming Mutual Fund Group (“JPMFMFG”) (each a “J.P. Morgan Fund”, and together with the Funds, the “J.P. Morgan Funds”). Throughout this SAI, JPMT I, JPMT II, JPMMFG, JPMMFIT and JPMFMFG are each referred to as a “Trust” and collectively, as the “Trusts.” Each Trust’s Board of Trustees, or Board of Directors in the case of JPMFMFG, is referred to herein as the “Board of Trustees,” and each trustee or director is referred to as a “Trustee.”

The Funds are advised by J.P. Morgan Investment Management Inc. (“JPMIM”). Certain other of the J.P. Morgan Funds are advised by Security Capital Research & Management Incorporated (“SCR&M”), and/or sub-advised by J.P. Morgan Private Investment Inc. (“JPMPI”), JF International Management Inc. (“JFIMI”) or Highbridge Capital Management, LLC (“HCM”). JPMIM, SCR&M, JPMPI, JFIMI and HCM are also referred to herein as the “Advisers” and, individually, as the “Adviser.” JPMPI, JFIMI and HCM are also referred to herein as the “Sub-Advisers” and, individually, as the “Sub-Adviser.”

Investments in the Funds are not deposits or obligations of, or guaranteed or endorsed by, JPMorgan Chase Bank, N.A. (“JPMorgan Chase Bank”), an affiliate of the Adviser, or any other bank. Shares of the Funds are not federally insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other governmental agency. An investment in a Fund is subject to risk that may cause the value of the investment to fluctuate, and when the investment is redeemed, the value may be higher or lower than the amount originally invested by the investor.

INVESTMENT POLICIES

The following investment policies have been adopted by the respective Trust with respect to the applicable Funds. The investment policies listed below under the heading “Fundamental Investment Policies” are “fundamental” policies which, under the Investment Company Act of 1940, as amended (the “1940 Act”), may not be changed without the vote of a majority of the outstanding voting securities of a Fund, as such term is defined in “Additional Information” in Part II of this SAI. All other investment policies of the Fund (including the investment objectives of the JPMT I Funds) are non-fundamental, unless otherwise designated in the Prospectus or herein, and may be changed by the Trustees of the Fund without shareholder approval.

Except for the restriction on borrowings set forth in the fundamental investment policies (1) for Funds that are a series of JPMTI and (6) for Funds that are a series of JPMTII below, the percentage limitations contained in the policies below apply at the time of purchase of the securities. If a percentage or rating restriction on investment or use of assets set

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forth in a fundamental investment policy or a non-fundamental investment policy or in a Prospectus is adhered to at the time of investment, later changes in percentage resulting from any cause other than actions by a Fund will not be considered a violation. With respect to fundamental investment policies (1) for Funds that are a series of JPMTI and (6) for Funds that are a series of JPMTII, the 1940 Act generally limits a Fund’s ability to borrow money on a non-temporary basis if such borrowings constitute “senior securities.” As noted in “Investment Strategies and Policies — Miscellaneous Investment Strategies and Risks — Borrowings” in SAI Part II, in addition to temporary borrowing, a Fund may borrow from any bank, provided that immediately after any such borrowing there is an asset coverage of at least 300% for all borrowings by a Fund and provided further, that in the event that such asset coverage shall at any time fall below 300%, a Fund shall, within three days (not including Sundays and holidays) thereafter or such longer period as the U.S. Securities and Exchange Commission (“SEC”) may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowing shall be at least 300%. A Fund may also borrow money or engage in economically similar transactions if those transactions do not constitute “senior securities” under the 1940 Act. Under current pronouncements, certain Fund positions (e.g., reverse repurchase agreements) are excluded from the definition of “senior security” so long as a Fund maintains adequate cover, segregation of assets or otherwise. Similarly, a short sale will not be considered a senior security if a Fund takes certain steps contemplated by SEC staff pronouncements, such as ensuring the short sale transaction is adequately covered. If the value of a Fund’s holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Board of Trustees will consider what actions, if any, are appropriate to maintain adequate liquidity.

For purposes of fundamental investment policies regarding industry concentration, an Adviser may classify issuers by industry in accordance with classifications set forth in the Directory of Companies Filing Annual Reports with the U.S. Securities and Exchange Commission (“SEC”) or other sources. In the absence of such classification or if an Adviser determines in good faith based on its own information that the economic characteristics affecting a particular issuer make it more appropriate to be considered engaged in a different industry, an Adviser may classify an issuer accordingly. Accordingly, the composition of an industry or group of industries may change from time to time.

Investment Policies of Funds that Are Series of JPMT I

Fundamental Investment Policies.

(1)   Each Fund may not borrow money, except to the extent permitted by applicable law;

(2)   Each Fund may make loans to other persons, in accordance with the Fund’s investment objective and policies and to the extent permitted by applicable law;

(3)   (a) Each Fund, except the Current Yield Money Market Fund, may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or repurchase agreements secured thereby) if, as a result, more than 25% of the Fund’s total assets would be invested in the securities of companies whose principal business activities are in the same industry. Notwithstanding the foregoing, (i) the Money Market Funds may invest more than 25% of their total assets in obligations issued by banks, including U.S. banks; and (ii) the Municipal Funds may invest more than 25% of their respective assets in municipal obligations secured by bank letters of credit or guarantees, including Participation Certificates;

(b) The Current Yield Money Market Fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or repurchase agreements secured thereby) if, as a result, it would cause the Fund to concentrate its investments in the securities of issuers primarily engaged in any particular industry except as permitted by the SEC. Notwithstanding the foregoing, the Fund may invest more than 25% of its total assets in obligations issued by banks, including U.S. banks;

(4)   (a) Each Fund, except the Current Yield Money Market Fund, may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments, but this shall not prevent a Fund from (i) purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities or (ii) engaging in forward purchases or sales of foreign currencies or securities;

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(b) The Current Yield Money Market Fund may not purchase or sell commodities or commodity contracts except as may be permitted by the 1940 Act or unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts; but this shall not prevent the Fund from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), options on financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments including derivatives related to physical commodities;

(5)   Each Fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business). Investments by a Fund in securities backed by mortgages on real estate or in marketable securities of companies engaged in such activities are not hereby precluded;

(6)   (a) Each Fund, except the Current Yield Money Market Fund, may not issue any senior security (as defined in the 1940 Act), except that (a) a Fund may engage in transactions that may result in the issuance of senior securities to the extent permitted under applicable regulations and interpretations of the 1940 Act or an exemptive order; (b) a Fund may acquire other securities, the acquisition of which may result in the issuance of a senior security, to the extent permitted under applicable regulations or interpretations of the 1940 Act; and (c) subject to the restrictions set forth above, a Fund may borrow money as authorized by the 1940 Act. For purposes of this restriction, collateral arrangements with respect to a Fund’s permissible options and futures transactions, including deposits of initial and variation margin, are not considered to be the issuance of a senior security;

(b) The Current Yield Money Market Fund may not issue senior securities, except as permitted under the 1940 Act or any rule, order or interpretation thereunder; or

(7)   (a) Each Fund, except the Current Yield Money Market Fund, may not underwrite securities issued by other persons except insofar as a Fund may technically be deemed to be an underwriter under the 1933 Act in selling a portfolio security;

(b) The Current Yield Money Market Fund may not underwrite securities of other issuers, except to the extent that the Fund may be deemed an underwriter under certain securities laws in the disposition of “restricted securities.”

In addition, as a matter of fundamental policy, notwithstanding any other investment policy or restriction, a Fund may seek to achieve its investment objective by investing all of its investable assets in another investment company having substantially the same investment objective and policies as the Fund. For purposes of investment policy (2) above, loan participators are considered to be debt instruments.

For purposes of investment policy (5) above, real estate includes real estate limited partnerships. For purposes of investment policy (3)(a) above, industrial development bonds, where the payment of principal and interest is the ultimate responsibility of companies within the same industry, are grouped together as an “industry.” Investment policy (3)(a) above, however, is not applicable to investments by a Fund in municipal obligations where the issuer is regarded as a state, city, municipality or other public authority since such entities are not members of any “industry.” Supranational organizations are collectively considered to be members of a single “industry” for purposes of policy (3)(a) above.

For the Tax Free Money Market Fund, California Municipal Money Market Fund and New York Municipal Money Market Fund, the following 80% investment policy for each Fund is fundamental and may not be changed without shareholder approval:

(1)	The Tax Free Money Market Fund will invest at least 80% of the value of its Assets in municipal obligations. “Assets” means net assets, plus the amount of borrowings for investment purposes.

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(2)	The California Municipal Money Market Fund normally invests at least 80% of the value of its Assets in municipal obligations, the interest on which is excluded from gross income for federal income tax purposes, exempt from California personal income taxes and is not subject to the federal alternative minimum tax on individuals. “Assets” means net assets, plus the amount of borrowings for investment purposes.

(3)	The New York Municipal Money Market Fund normally invests at least 80% of the value of its Assets in municipal obligations, the interest on which is excluded from gross income for federal income tax purposes, exempt from New York State and New York City personal income taxes and is not subject to the federal alternative minimum tax on individuals. “Assets” means net assets, plus the amount of borrowings for investment purposes.

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Non-Fundamental Investment Policies.

(1)   Each Fund, except the Current Yield Money Market Fund, may not, with respect to 75% of its total assets, hold more than 10% of the outstanding voting securities of any issuer or invest more than 5% of its assets in the securities of any one issuer (other than obligations of the U.S. government, its agencies and instrumentalities).

(2)   Each Fund, except the Current Yield Money Market Fund, may not make short sales of securities, other than short sales “against the box,” or purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions, provided that this restriction will not be applied to limit the use of options, futures contracts and related options, in the manner otherwise permitted by the investment restrictions, policies and investment program of a Fund. The Funds have no current intention of making short sales against the box.

(3)   Each Fund, except the Current Yield Money Market Fund may not purchase or sell interests in oil, gas or mineral leases.

(4)   Each Fund may not invest more than 5% of its total assets in illiquid securities.

(5)   Each Fund, except the Current Yield Money Market Fund, may not write, purchase or sell any put or call option or any combination thereof, provided that this shall not prevent (i) the writing, purchasing or selling of puts, calls or combinations thereof with respect to portfolio securities or (ii) with respect to a Fund’s permissible futures and options transactions, the writing, purchasing, ownership, holding or selling of futures and options positions or of puts, calls or combinations thereof with respect to futures.

(6)   (a) Each Fund, except the Current Yield Money Market Fund, may invest up to 5% of its total assets in the securities of any one investment company, but may not own more than 3% of the securities of any one investment company or invest more than 10% of its total assets in the securities of other investment companies.

(b) The Current Yield Money Market Fund may not purchase securities of other investment companies except as permitted by the 1940 Act and rules, regulations and applicable exemptive relief thereunder.

(7)   Each Fund may not acquire the securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

For purposes of investment restriction (4) above, illiquid securities includes securities restricted as to resale unless they are determined to be readily marketable in accordance with procedures established by the Board of Trustees.

The investment objective of each JPMT I Fund is non-fundamental.

For purposes of the Funds’ investment policies, the issuer of a tax-exempt security is deemed to be the entity (public or private) ultimately responsible for the payment of the principal.

Investment Policies of Funds that are Series of JPMT II

Fundamental Investment Policies

Each of the Funds may not:

(1)	Purchase the securities of any issuer, if as a result, the Fund would not comply with any applicable diversification requirements for a money market fund under the 1940 Act, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

(2)	Purchase securities on margin or sell securities short.

(3)	Underwrite the securities of other issuers except to the extent that a Fund may be deemed to be an underwriter under certain securities laws in the disposition of “restricted securities.”

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(4)	Purchase physical commodities or contracts relating to physical commodities, except as permitted under the 1940 Act, or operate as a commodity pool, in each case as interpreted or modified by regulatory authority having jurisdiction, from time to time.

(5)	Purchase participation or other direct interests in oil, gas or mineral exploration or development programs (although investments by all Funds other than the U.S. Treasury Plus Money Market Fund, and the U.S. Government Money Market Fund in marketable securities of companies engaged in such activities are not hereby precluded).

(6)	Borrow money, except to the extent permitted under the 1940 Act, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

(7)	Purchase securities of other investment companies except as permitted by the 1940 Act and rules, regulations and applicable exemptive relief thereunder.

(8)	Issue senior securities except with respect to any permissible borrowings.

(9)	Purchase or sell real estate (however, the U.S. Government Money Market Fund may, to the extent appropriate to its investment objective, purchase securities secured by real estate or interests therein or securities issued by companies investing in real estate or interests therein).

Each of the Funds other than the U.S. Government Money Market Fund may not:

(1)	Purchase any securities that would cause more than 25% of the total assets of a Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry. With respect to the Liquid Assets Money Market Fund, (i) this limitation does not apply to investments in obligations issued or guaranteed by the U.S. government or its agencies and instrumentalities, domestic bank certificates of deposit or bankers’ acceptances and repurchase agreements involving such securities; (ii) this limitation does not apply to securities issued by companies in the financial services industry; (iii) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents; and (iv) utilities will be divided according to their services (for example, gas, gas transmission, electric and telephone will each be considered a separate industry.) With respect to the Liquid Assets Money Market Fund, the Ohio Municipal Money Market Fund, the Michigan Municipal Money Market Fund, and the Municipal Money Market Fund, this limitation shall not apply to Municipal Securities or governmental guarantees of Municipal Securities; and further provided, that for the purposes of this limitation only, private activity bonds that are backed only by the assets and revenues of a non-governmental user shall not be deemed to be Ohio Municipal Securities for purposes of the Ohio Municipal Money Market Fund, nor Municipal Securities for purposes of the Liquid Assets Money Market Fund and the Municipal Money Market Fund.

With respect to the Municipal Money Market Fund, the Michigan Municipal Money Market Fund, and the Ohio Municipal Money Market Fund, (i) this limitation does not apply to investments in obligations issued or guaranteed by the U.S. government or its agencies and instrumentalities, domestic bank certificates of deposit or bankers’ acceptances and repurchase agreements involving such securities or municipal obligations secured by bank letters of credit or guarantees, including Participation Certificates; (ii) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing activities of their parents; and (iii) utilities will be divided according to their services (for example, gas, gas transmission, electric and telephone will each be considered a separate industry). With respect to the U.S. Treasury Plus Money Market Fund, this limitation does not apply to U.S. Treasury bills, notes and other U.S. obligations issued or guaranteed by the U.S. Treasury, and repurchase agreements collateralized by such obligations.

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(2)	Make loans, except that a Fund may (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; (iii) engage in securities lending as described in the Prospectuses and the Statement of Additional Information; and (iv) make loans to the extent permitted by an order issued by the SEC.

Under normal market circumstances, at least 80% of the assets of the Municipal Money Market Fund, the Ohio Municipal Money Market Fund, and the Michigan Municipal Money Market Fund will be invested in Municipal Securities. As a result, the following fundamental policies apply to each of the Municipal Funds:

(1)	The Municipal Money Market Fund will invest at least 80% of its total assets in municipal securities, the income from which is exempt from federal personal income tax.

(2)	The Municipal Money Market Fund will invest at least 80% of its net assets in municipal securities, the income from which is exempt from federal personal income tax. For purposes of this policy, the Municipal Money Market Fund’s net assets include borrowings by the Fund for investment purposes.

(3)	The Michigan Municipal Money Market Fund will invest at least 80% of its net assets in municipal securities, the income from which is exempt from both federal and Michigan personal income tax. For purposes of this policy, the Michigan Municipal Money Market Fund’s net assets include borrowings by the Fund for investment purposes.

(4)	The Ohio Municipal Money Market Fund will invest at least 80% of its net assets in municipal securities, the income from which is exempt from both federal and Ohio personal income tax. For purposes of this policy, the Ohio Municipal Money Market Fund’s net assets include borrowings by the Fund for investment purposes.

Except as a temporary defensive measure, the U.S. Treasury Plus Money Market Fund may not:

(1)	Purchase securities other than U.S. Treasury bills, notes and other U.S. obligations issued or guaranteed by the U.S. Treasury, and repurchase agreements collateralized by such obligations.

The U.S. Government Money Market Fund may not:

(1)	Purchase securities other than those issued or guaranteed by the U.S. government or its agencies or instrumentalities, some of which may be subject to repurchase agreements.

(2)	Purchase any securities that would cause more than 25% of the total assets of the Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in obligations issued or guaranteed by the U.S. government or its agencies and instrumentalities and repurchase agreements involving such securities.

(3)	Make loans, except that the Fund may: (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; (iii) engage in securities lending as described in the Prospectus and Statement of Additional Information; and (iv) make loans to the extent permitted by an order issued by the SEC.

The U.S. Treasury Plus Money Market Fund and the U.S. Government Money Market Fund may not:

(1)	Buy state, municipal, or private activity bonds.

The Ohio Municipal Money Market Fund may not:

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(1)	Invest in illiquid securities in an amount exceeding, in the aggregate, 10% of the Fund’s net assets. An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business without a loss, and includes repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists.

The investment objective of each JPMT II Fund is fundamental.

Non-Fundamental Investment Policies

The following policy applies to each of the Funds:

For purposes of the Fund’s diversification policy, a security is considered to be issued by the government entity whose assets and revenues guarantee or back the security. With respect to private activity bonds or industrial development bonds backed only by the assets and revenues of a non-governmental user, such user would be considered the issuer. Select municipal issues backed by guarantees or letters of credit by banks, insurance companies or other financial institutions may be categorized in the industries of the firm providing the guarantee or letters of credit.

No Fund may:

(1)	Invest in illiquid securities in an amount exceeding, in the aggregate, 5% of the Fund’s total assets. An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business without a loss, and includes repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists.

(2)	Acquire the securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

Additionally, although not a matter controlled by their fundamental investment restrictions, so long as their shares are registered under the securities laws of the State of Texas, the Liquid Assets Money Market Fund and the Ohio Municipal Money Market Fund will: (i) limit their investments in other investment companies to no more than 10% of each Fund’s total assets; (ii) invest only in other investment companies with substantially similar investment objectives; and (iii) invest only in other investment companies with charges and fees substantially similar to those set forth in paragraph (3) and (4) of Section 123.3 of the Texas State Statute, not to exceed 0.25% in Rule 12b-1 fees and no other commission or other remuneration is paid or given directly or indirectly for soliciting any security holder in Texas.

INVESTMENT PRACTICES

The Funds invest in a variety of securities and employ a number of investment techniques. What follows is a list of some of the securities and techniques which may be utilized by the Funds. For a more complete discussion, see the “Investment Strategies and Policies” section in Part II of this SAI.

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FUND NAME	FUND CODE
Prime Money Market Fund	1
Liquid Assets Money Market Fund	2
U.S. Government Money Market Fund	3
U.S. Treasury Plus Money Market Fund	4
Federal Money Market Fund	5
100% U.S. Treasury Securities Money Market Fund	6
Tax Free Money Market Fund	7
Municipal Money Market Fund	8
California Municipal Money Market Fund	9
Michigan Municipal Money Market Fund	10
New York Municipal Money Market Fund	11
Ohio Municipal Money Market Fund	12
Current Yield Money Market Fund	13

Instrument	Fund Code	Part II Section Reference
Asset-Backed Securities: Securities secured by company receivables, home equity loans, truck and auto loans, leases, and credit card receivables or other securities backed by other types of receivables or other assets.	1, 2, 7-12	Asset-Backed Securities
Bank Obligations: Bankers’ acceptances, certificates of deposit and time deposits. Bankers’ acceptances are bills of exchange or time drafts drawn on and accepted by a commercial bank. Maturities are generally six months or less. Certificates of deposit and time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds.	1, 2, 7-13	Bank Obligations
Commercial Paper: Secured and unsecured short-term promissory notes issued by corporations and other entities. Maturities generally vary from a few days to nine months.	1, 2, 7-12	Commercial Paper
Corporate Debt Securities: May include bonds and other debt securities of domestic and foreign issuers, including obligations of industrial, utility, banking and other corporate issuers.	1, 2	Debt Instruments
Demand Features: Securities that are subject to puts and standby commitments to purchase the securities at a fixed price (usually with accrued interest) within a fixed period of time following demand by a Fund.	1, 2, 7-12	Demand Features
Extendable Commercial Notes: Variable rate notes which normally mature within a short period of time (e.g., one month) but which may be extended by the issuer for a maximum maturity of thirteen months.	1, 2, 7-12	Debt Instruments

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Instrument	Fund Code	Part II Section Reference
Foreign Investments: Commercial paper of foreign issuers and obligations of foreign branches of U.S. banks and foreign banks. Foreign securities may also include American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), European Depositary Receipts (“EDRs”) and American Depositary Securities.	1, 2, 7-13	Foreign Investments (including Foreign Currencies)
Interfund Lending: Involves lending money and borrowing money for temporary purposes through a credit facility.	1-13	Miscellaneous Investment Strategies and Risks
Investment Company Securities: Shares of other investment companies, including money market funds for which the Adviser and/or its affiliates serve as investment adviser or administrator. The Adviser will waive certain fees when investing in funds for which it serves as investment adviser, to the extent required by law.	1-3, 5, 7-12	Investment Company Securities and Exchange Traded Funds
Loan Assignments and Participations: Assignments of, or participations in, all or a portion of loans to corporations or to governments, including governments in less developed countries.	2, 7-12	Loan Assignments and Participations
Mortgage-Backed Securities: Debt obligations secured by real estate loans and pools of loans such as collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities (“CMBSs”), and other asset-backed structures.	1-3, 5, 7-13	Mortgage-Related Securities
Municipal Securities: Securities issued by a state or political subdivision to obtain funds for various public purposes. Municipal securities include, among others, private activity bonds and industrial development bonds, as well as general obligation notes, tax anticipation notes, bond anticipation notes, revenue anticipation notes, other short-term tax-exempt obligations, municipal leases, obligations of municipal housing authorities and single family revenue bonds.	1, 2, 7-12	Municipal Securities
Participation Certificates: Certificates representing an interest in a pool of funds or in other instruments, such as a mortgage pool.	1, 2, 7-12	Additional Information on the Use of Participation Certificates in Part I of the SAI
Private Placements, Restricted Securities and Other Unregistered Securities: Securities not registered under the Securities Act of 1933, such as privately placed commercial paper and Rule 144A securities.	1, 2, 7-12	Miscellaneous Investment Strategies and Risks
Repurchase Agreements: The purchase of a security and the simultaneous commitment to return the security to the seller at an agreed upon price on an agreed upon date. This is treated as a loan.	1-13	Repurchase Agreements

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Instrument	Fund Code	Part II Section Reference
Reverse Repurchase Agreements: The sale of a security and the simultaneous commitment to buy the security back at an agreed upon price on an agreed upon date. This is treated as a borrowing by a Fund.	1-13	Reverse Repurchase Agreements
Short-Term Funding Agreements: Agreements issued by banks and highly rated U.S. insurance companies such as Guaranteed Investment Contracts (“GICs”) and Bank Investment Contracts (“BICs”).	1, 2, 7-12	Short-Term Funding Agreements
Sovereign Obligations: Investments in debt obligations issued or guaranteed by a foreign sovereign government or its agencies, authorities or political subdivisions.	1, 2	Foreign Investments (including Foreign Currencies)
Structured Investments: A security having a return tied to an underlying index or other security or asset class. Structured investments generally are individually negotiated agreements and may be traded over-the-counter. Structured investments are organized and operated to restructure the investment characteristics of the underlying security.	1-3, 5, 7-12	Structured Investments
Synthetic Variable Rate Instruments: Instruments that generally involve the deposit of a long-term tax exempt bond in a custody or trust arrangement and the creation of a mechanism to adjust the long-term interest rate on the bond to a variable short-term rate and a right (subject to certain conditions) on the part of the purchaser to tender it periodically to a third party at par.	1, 2, 7-12	Swaps and Related Swap Products
Temporary Defensive Positions: To respond to unusual circumstances a Fund may hold cash.	1-13	Miscellaneous Investment Strategies and Risks
Treasury Receipts: A Fund may purchase interests in separately traded interest and principal component parts of U.S. Treasury obligations that are issued by banks or brokerage firms and that are created by depositing U.S. Treasury notes and U.S. Treasury bonds into a special account at a custodian bank. Receipts include Treasury Receipts (“TRs”), Treasury Investment Growth Receipts (“TIGRs”), and Certificates of Accrual on Treasury Securities (“CATS”).	1, 2, 7-13	Treasury Receipts
U.S. Government Agency Securities: Securities issued by agencies and instrumentalities of the U.S. government. These include all types of securities issued or guaranteed by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“Freddie Mac”), including funding notes, subordinated benchmark notes, CMOs and Real Estate Mortgage Investment Conduits (“REMICs”).	1-3, 5, 7-13	Mortgage-Related Securities

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Instrument	Fund Code	Part II Section Reference
U.S. Government Obligations: May include direct obligations of the U.S. Treasury, including Treasury bills, notes and bonds, all of which are backed as to principal and interest payments by the full faith and credit of the United States, and separately traded principal and interest component parts of such obligations that are transferable through the Federal book-entry system known as Separate Trading of Registered Interest and Principal of Securities (“STRIPS”) and Coupons Under Book-Entry Safekeeping (“CUBES”).	1-13	U.S. Government Obligations
Variable and Floating Rate Instruments: Obligations with interest rates which are reset daily, weekly, quarterly or some other frequency and which may be payable to a Fund on demand or at the expiration of a specified term.	1-3, 5, 7-12	Debt Instruments
When-Issued Securities, Delayed Delivery Securities and Forward Commitments: Purchase or contract to purchase securities at a fixed price for delivery at a future date.	1-13	When-Issued Securities, Delayed Delivery Securities and Forward Commitments
Zero-Coupon, Pay-in-Kind and Deferred Payment Securities: Zero-coupon securities are securities that are sold at a discount to par value and on which interest payments are not made during the life of the security. Pay-in-kind securities are securities that have interest payable by delivery of additional securities. Deferred payment securities are zero-coupon debt securities which convert on a specified date to interest bearing debt securities.	1-13	Debt Instruments

ADDITIONAL INFORMATION REGARDING FUND INVESTMENT PRACTICES

Additional U.S. Government Obligations

The Federal Money Market Fund generally limits its investment in agency and instrumentality obligations to obligations the interest on which is generally not subject to state and local income taxes by reason of federal law.

Limitations on the Use of Municipal Securities

Some of the JPMT I Funds may invest in industrial development bonds that are backed only by the assets and revenues of the non-governmental issuers such as hospitals and airports, provided, however, that each Fund may not invest more than 25% of the value of its total assets in such bonds if the issuers are in the same industry.

The Michigan Municipal Money Market Fund and Ohio Municipal Money Market Fund may not be a desirable investment for “substantial users” of facilities financed by private activity bonds or industrial development bonds or for “related persons” of substantial users. Each Fund will limit its investment in municipal leases to no more than 5% of its total assets.

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Limitations on the Use of Stand-By Commitments

Not more than 10% of the total assets of a JPMT I Money Market Fund, other than the Current Yield Money Market Fund, will be invested in municipal obligations that are subject to stand-by commitments from the same bank or broker-dealer. The Current Yield Money Market Fund will not invest in municipal obligations. A JPMT II Money Market Fund will generally limit its investments in stand-by commitments to 25% of its total assets.

Additional Information on the Use of Participation Certificates

The securities in which certain of the Funds may invest include participation certificates issued by a bank, insurance company or other financial institution in securities owned by such institutions or affiliated organizations (“Participation Certificates”), and, in the case of the Prime Money Market Fund and Liquid Assets Money Market Fund, certificates of indebtedness or safekeeping. Participation Certificates are pro rata interests in securities held by others; certificates of indebtedness or safekeeping are documentary receipts for such original securities held in custody by others. A Participation Certificate gives a Fund an undivided interest in the security in the proportion that the Fund’s participation interest bears to the total principal amount of the security and generally provides the demand feature described below.

Each Participation Certificate is backed by an irrevocable letter of credit or guaranty of a bank (which may be the bank issuing the Participation Certificate, a bank issuing a confirming letter of credit to the issuing bank, or a bank serving as agent of the issuing bank with respect to the possible repurchase of the Participation Certificate) or insurance policy of an insurance company that the Board of Trustees of the Trust has determined meets the prescribed quality standards for a particular Fund.

A Fund may have the right to sell the Participation Certificate back to the institution and draw on the letter of credit or insurance on demand after the prescribed notice period, for all or any part of the full principal amount of the Fund’s participation interest in the security, plus accrued interest. The institutions issuing the Participation Certificates would retain a service and letter of credit fee and a fee for providing the demand feature, in an amount equal to the excess of the interest paid on the instruments over the negotiated yield at which the Participation Certificates were purchased by a Fund. The total fees would generally range from 5% to 15% of the applicable prime rate or other short-term rate index. With respect to insurance, a Fund will attempt to have the issuer of the Participation Certificate bear the cost of any such insurance, although a Fund may retain the option to purchase insurance if deemed appropriate. Obligations that have a demand feature permitting a Fund to tender the obligation to a foreign bank may involve certain risks associated with foreign investment. A Fund’s ability to receive payment in such circumstances under the demand feature from such foreign banks may involve certain risks such as future political and economic developments, the possible establishments of laws or restrictions that might adversely affect the payment of the bank’s obligations under the demand feature and the difficulty of obtaining or enforcing a judgment against the bank.

Limitations on the Use of Repurchase Agreements

All of the Funds that are permitted to invest in repurchase agreements may engage in repurchase agreement transactions that are collateralized fully as defined in Rule 5b-3(c)(1) of the 1940 Act (except that 5b-3(c)(1)(iv)(C) and (D) shall not apply), which has the effect of enabling a Fund to look to the collateral, rather than the counterparty, for determining whether its assets are “diversified” for 1940 Act purposes. Further, in accordance with the provisions of Rule 2a-7 under the 1940 Act, the Adviser evaluates the creditworthiness of each counterparty. The Liquid Assets Money Market Fund and Prime Money Market Fund may, in addition, engage in repurchase agreement transactions that are collateralized by money market instruments, debt securities, loan participations, equity securities or other securities including securities that are rated below investment grade by the requisite nationally recognized statistical rating organizations (“NRSROs”) or unrated securities of comparable quality. For these types of repurchase agreement transactions, the Liquid Assets Money Market Fund and Prime Money Market Fund would look to the counterparty, and not the collateral, for determining such diversification.

Additional Information on the Use of Synthetic or Floating Variable Rate Instruments

A synthetic floating or variable rate security, also known as a tender option bond, is issued after long-term bonds are purchased in the secondary market and then deposited into a trust. Custodial receipts are issued to investors, such as a

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Fund, evidencing ownership interests in the bond deposited in a custody or trust arrangement. The trust sets a floating or variable rate on a daily or weekly basis which is established through a remarketing agent. These types of instruments, to be money market eligible under Rule 2a-7, must have a liquidity facility in place which provides additional comfort to the investors in case the remarketing fails. The sponsor of the trust keeps the difference between the rate on the long-term bond and the rate on the short-term floating or variable rate security.

Limitations on the Use of When-Issued Securities and Forward Commitments

No Fund intends to purchase “when-issued’ securities for speculative purposes but only for the purpose of acquiring portfolio securities. Because a Fund will set aside cash or liquid portfolio securities to satisfy its purchase commitments in the manner described, the Fund’s liquidity and the ability of JPMIM to manage the Fund might be affected in the event its commitments to purchase when-issued securities ever exceeded 40% of the value of its total assets. Commitments to purchase when-issued securities will not, under normal market conditions, exceed 25% of a JPMT II Fund’s total assets.

Additional Information Regarding State Municipal Securities

The following information is a summary of special factors that may affect any Fund invested in municipal securities from the States of California, Michigan, New York and Ohio and is derived from public official documents relating to securities offerings of state issuers, which generally are available to investors. The following information constitutes only a brief summary of the information in such public official documents; it has not been independently verified and does not purport to be a complete description of all considerations regarding investment in the municipal securities discussed below. Information provided herein may not be current and is subject to change rapidly, substantially, and without notice.

The value of the shares of the Funds which primarily invest in the municipal securities of one state may fluctuate more widely than the value of shares of a portfolio investing in securities relating to a number of different states. The ability of state, county or other local governments to meet their obligations will depend primarily on the availability of tax and other revenues to those governments and on their fiscal conditions generally.

Further, recent downgrades of certain municipal securities insurers have negatively impacted the price of certain insured municipal securities. Given the large number of potential claims against municipal securities insurers, there is a risk that they will be unable to meet all future claims. The perceived increased likelihood of default among municipal issuers has resulted in constrained liquidity, increased price volatility and credit downgrades of municipal issuers. Local and national market forces, such as declines in real estate prices and general business activity, may result in decreasing tax bases, fluctuations in interest rates, and increasing construction costs, all of which could reduce the ability of certain municipal issuers to repay their obligations. Certain municipal issuers have also been unable to obtain additional financing through, or must pay higher interest rates on, new issues, which may reduce revenues available for municipal issuers to pay existing obligations. In addition, in certain circumstances it may be difficult for investors to obtain reliable information on the obligations underlying municipal securities. Adverse developments in the municipal securities market may negatively affect the value of all or a substantial portion of a fund’s municipal securities.

Municipal Downgrades and Bankruptcies. Municipal bonds may be more susceptible to being downgraded, and issuers of municipal bonds may be more susceptible to default and bankruptcy, during recessions or similar periods of economic stress. Factors contributing to the economic stress on municipalities may include lower property tax collections as a result of lower home values, lower sales tax revenue as a result of consumers cutting back from spending, and lower income tax revenue as a result of a high unemployment rate. In addition, as certain municipal obligations may be secured or guaranteed by banks and other institutions, the risk to a fund could increase if the banking or financial sector suffers an economic downturn and/or if the credit ratings of the institutions issuing the guarantee are downgraded or at risk of being downgraded by a national rating organization. Such a downward revision or risk of being downgraded may have an adverse effect on the market prices of the bonds and thus the value of a fund’s investments.

Recent downgrades of certain municipal securities insurers have negatively impacted the price of certain insured municipal securities. Given the large number of potential claims against municipal securities insurers, there is a risk that they will be unable to meet all future claims. Certain municipal issuers either have been unable to issue bonds or access the market to sell their issues or, if able to access the market, have issued bonds at much higher rates, which may reduce

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revenues available for municipal issuers to pay existing obligations. Should the State or municipalities fail to sell bonds when and at the rates projected; the State could experience significantly increased costs in the General Fund and a weakened overall cash position in the current fiscal year.

Further, an insolvent municipality may file for bankruptcy. For example, Chapter 9 of the Bankruptcy Code provides a financially distressed municipality protection from its creditors while it develops and negotiates a plan for reorganizing its debts. “Municipality” is defined broadly by the Bankruptcy Code as a “political subdivision or public agency or instrumentality of a state” and may include various issuers of securities in which the Fund invests. The reorganization of a municipality’s debts may be accomplished by extending debt maturities, reducing the amount of principal or interest, refinancing the debt or other measures which may significantly affect the rights of creditors and the value of the securities issued by the municipality and the value of a fund’s investments.

Additional Information Regarding California Municipal Securities

As used in this SAI, the term “California Municipal Securities” refers to municipal securities, the interest of which is excluded from gross income for federal income tax purposes, exempt from California personal income taxes and is not subject to the federal alternative minimum tax on individuals.

Risk Factors Affecting California Municipal Securities. Given that the California Municipal Money Market Fund is invested primarily in California Municipal Securities, the Fund is subject to risks relating to the economy of the state of California (as used in this section, the “State”) and the financial condition of the State and local governments and their agencies.

Overview of State Economy. California’s economy, the largest among the 50 states, has major components in high technology, trade, entertainment, agriculture, manufacturing, government, tourism, construction, and services. As a result, economic problems or factors that negatively impact these sectors may have a negative effect on the value of California Municipal Securities.

California is continuing to experience financial difficulties stemming from the recession that began in December 2007. California’s labor market deteriorated dramatically during the latter half of 2008 and the first half of 2009, suffering its worst losses on record. Between June 2008 and June 2009, California lost nearly one million non-farm jobs. Although these losses moderated during the second half of 2009, the unemployment rate continued to rise in 2009 and 2010. In December 2010, the State’s unemployment rate was at 12.5%. Although the State’s unemployment rate has fallen, with the February 2012 unemployment rate at 10.9%, unemployment still remains high.

Because of high unemployment, decreased spending and other factors resulting from a weak economy, California has faced a severe erosion of its tax base. California’s personal income tax receipts declined in 2009 on a year-over-year basis for the first time since 1938. The decline was due to job losses as well as lower revenues from income and capital gains taxes, some of which are directly related to the stock market and may be adversely affected by the market’s poor performance. Taxable sales slid dramatically in 2008, bottomed out early in 2009 and made meager gains during the rest of the year and into 2010. Taxable sales during the first half of 2010 were up 4% from the first half of 2009, but were still down 17% from the peak reached in the first half of 2007. The Department of Finance reported that, as of January 2012, tax receipts were $625 million below forecast for the fiscal year. The Department of Finance noted that receipts were above projections for much of 2011 but sharply decreased in December 2011 and January 2012.

As a result of the foregoing, California continues to face serious budgetary problems. Introduced on January 5, 2012, the Governor’s Budget for fiscal year 2012-13 (“2012-13 Governor’s Budget”) (discussed in more detail below) estimated a budget gap for fiscal year 2012-13 of approximately $9.2 billion.

The sharp drop in revenues has also caused a significant depletion of cash resources to pay the State’s obligations, causing the State to issue short-term obligations to meet its cash flow needs. By law, revenue anticipation notes (“RANs”) must mature prior to the end of the fiscal year of issuance. The State issued $10.8 billion of RANs in fiscal year 2010 as part of its cash management program, including $1.5 billion in August 27, 2009, which were repaid on September 29, 2009. The State issued $6.7 billion of RANs in October 2010 and another $10.0 billion in November 2010. The State further issued $1 billion of RANs in February 2012 to institutional investors.

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There can be no assurances that the fiscal stress and cash pressures currently facing the State will not continue or become more difficult, or that declines in State tax receipts or other impacts of the current economic situation will not further materially adversely affect the financial condition of the State. The State Department of Finance has projected that multi-billion dollar budget gaps will occur annually through at least fiscal year 2014-15 without further corrective actions.

In addition, the pension funds managed by the State’s principal retirement systems, the California Public Employees’ Retirement System and the California State Teachers’ Retirement System, sustained significant investment losses during the economic downturn and face unfunded actuarial liabilities that will require increased contributions from the State’s General Fund (as used in this section, “General Fund”) in future years. The State also has significant unfunded liability relating to retirees’ post-employment healthcare benefits.

There is no assurance that any issuer of a California Municipal Security will make full or timely payments of principal or interest or remain solvent. It should be noted that the creditworthiness of obligations issued by local California issuers may be unrelated to the creditworthiness of obligations issued by the State, and there is no obligation on the part of the State to make payment on such local obligations in the event of default.

General Risks. Many complex political, social, and economic factors influence the State’s economy and finances, which may affect the State’s budget unpredictably from year to year. Such factors include, but are not limited to: (i) the performance of the national and State economies; (ii) the receipt of revenues below projections; (iii) a delay in or an inability of the State to implement budget solutions as a result of current or future litigation; (iv) an inability to implement all planned expenditure reductions; and (v) actions taken by the federal government, including audits, disallowances, and changes in aid levels.

These factors are continually changing, and no assurances can be given with respect to how these factors or other factors will materialize in the future or what impact they will have on the State’s fiscal and economic condition. Such factors could have an adverse impact on the State budget in the current year and could result in declines, possibly severe, in the value of the State’s and municipal issuers’ outstanding obligations, increases in their future borrowing costs, and impairment of their ability to pay debt service on their obligations.

2011 Budget Act. On June 30, 2011, the Governor signed the 2011 Budget Act, which closed an estimated $26 billion budget gap for the 2010-11 and 2011-12 fiscal years. The budget-closing measures included a combination of expenditure reductions, higher than originally projected revenues and other actions and a projected $543 year-end budget reserve.

The budget made some significant cuts in spending, including $1.6 billion from State employees’ pay and benefits achieved through increasing employee pension contributions and ending the practice of boosting final salaries to raise pensions. The budget also assumed $5.4 billion in additional federal funds above ongoing federal support of State programs and commitments of funds from the American Recovery and Reinvestment Act of 2009, including a decrease in State expenditures of $1.33 billion resulting from extension by prior act of the United States Congress of the enhanced Medicaid funding. Whether California will receive all the projected receipts or achieve all the planned expenditure reductions will depend on future actions at the State and federal level, and there is no assurance that all the assumptions will be met.

2012-13 Governor’s Budget. The 2012-13 Governor’s Budget, released on January 5, 2012, proposes to reduce an estimated $9.2 billion budget gap for fiscal years 2011-12 and 2012-13 with a combination of spending reductions and revenue increases. The 2012-13 Governor’s Budget projects an increase in revenues and transfers of $6.8 billion.

The 2012-13 Governor’s Budget consists of $4.2 billion of expenditure reductions, $4.7 billion of revenue enhancements and $1.4 billion in other measures. The 2012-13 Governor’s Budget projects to end fiscal year 2012-13 with a $1.1 billion reserve. General Fund revenues and transfers for fiscal year 2012-13 are projected at $95.4 billion, and General Fund expenditures for fiscal year 2012-13 are projected at $82.6 billion. The proposed budget calls for a total of $10.3 billion of budget solutions for fiscal year 2012-13. The spending reductions include $1.4 billion in SalWORKS and child care spending, $842 million in Medi-Cal and Medicare services, $588 million in education spending, $302 million in reductions in grant programs, and $828 million through the elimination of state mandates of local governments.

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The key feature of the new revenue proposals is the Governor’s request to place before voters in November 2012 measures such as a constitutional amendment that will increase tax rates on the state’s high-income taxpayers for five years and increase the Sales and Use Tax rate by one-half percent for four years. If enacted, the new tax revenues are projected to generate $6.9 billion for fiscal years 2011-12 and 2012-13. By June 28, 2012, the Secretary of State will determine whether the initiative qualifies for the ballot. The proposed budget includes a backup plan that specifies $5.4 billion in cuts affecting education and public safety that would go into effect on January 21, 2013, if the ballot initiative is not approved in November 2012. The trigger cuts include $4.8 billion in education spending, $200 million each from the University of California and California State University, $125 million from state courts, and approximately $29 million from other agencies.

LAO Report. On January 11, 2012, the State’s Department of Finance, the Legislative Analyst’s Office (“LAO”) released its analysis of the 2012-13 Governor’s Budget (“LAO Report”). In reaching its conclusions, the LAO performs an independent assessment of the outlook for California’s economy, demographics, revenues, and expenditures. The LAO Report states that the reasons for the State’s current budget gap are similar to prior budget shortfalls: the inability of the State to achieve previous budget solutions approved in recent years; the expiration of various one-time and temporary budget solutions approved in recent years; and the failure of the State to obtain significant additional federal funding for key programs. Furthermore, the LAO Report states that as a weak economic recovery continues, the economy cannot be expected to solve the current budget problem.

The LAO Report expresses caution regarding the 2012-13 Governor’s Budget due to the severity of certain proposed reductions in spending for low-income families. Also, while stating that the Governor’s tax initiative would improve the state’s financial outlook, the alternative trigger plan would create significant uncertainty for schools, community colleges and universities. The LAO Report also questioned the analysis behind the tax revenue forecasts estimated in the 2012-13 Governor’s Budget.

May Revision. In May 2012, the Governor released a revised budget for fiscal years 2012-13 and 2013-14 (“May Revision”). The May Revision increased the estimated budget shortfall for fiscal year 2012-2013 from $9.2 billion to $15.7 billion. The May Revision attributed the increased shortfall to inaccurate revenue forecasts (based on stronger earlier receipts), increased education spending, and the blocking of certain budget cuts by courts and federal government. The May Revision seeks to address the increased shortfall through an additional $4.1 billion in spending reductions (for a total of $8.3 billion in reductions) and assumes the approval of the Governor’s initiative in November 2012 for temporary tax increases.

Potential cost increases associated with actions to reduce the federal deficit, federal government and court decisions, the pace of economic recovery, an aging population, and rising health care costs all threaten the ability of the State to achieve and maintain a balanced budget over the long term.

Limitation on Property Taxes. Certain State debt obligations may be obligations of issuers that rely in whole or in part, directly or indirectly, on ad valorem property taxes as a source of revenue. The taxing powers of State local governments and districts are limited by Article XIIIA of the State Constitution, enacted by the voters in 1978 and commonly known as “Proposition 13.” Article XIIIA limits the rate of ad valorem property taxes to 1% of full cash value of real property and generally restricts the reassessment of property to 2% per year, except upon new construction or change of ownership (subject to a number of exemptions). Taxing entities may, however, raise ad valorem taxes above the 1% limit to pay debt service on voter-approved bonded indebtedness. Under Article XIIIA, the basic 1% ad valorem tax levy is applied against the assessed value of property as of the owner’s date of acquisition (or as of March 1, 1975, if acquired earlier), subject to certain adjustments. This system has resulted in widely varying amounts of tax on similarly situated properties. Article XIIIA prohibits local governments from raising revenues through ad valorem taxes above the 1% limit; it also requires voters of any governmental unit to give two-thirds approval to levy any “special tax” (i.e. a tax devoted to a specific purpose).

Limitations on Other Taxes, Fees and Charges. On November 5, 1996, the voters of the State approved Proposition 218. Proposition 218 added Articles XIIIC and XIIID to the State Constitution, which contain a number of provisions affecting the ability of local agencies to levy and collect both existing and future taxes, assessments, fees and charges. Article XIIIC requires that all new or increased local taxes be submitted to the voters before they become effective. Taxes for general governmental purposes require a majority vote and taxes for specific purposes require a two-

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thirds vote. Article XIIID contains several provisions which make it generally more difficult for local agencies to levy and maintain “assessments” for municipal services and programs. Article XIIID also contains several provisions affecting “fees” and “charges”, defined for purposes of Article XIIID to mean “any levy other than an ad valorem tax, a special tax, or an assessment, imposed by a local government upon a parcel or upon a person as an incident of property ownership, including a user fee or charge for a property related service.” All new and existing property related fees and charges must conform to requirements prohibiting, among other things, fees and charges which generate revenues exceeding the funds required to provide the property related service or are used for unrelated purposes. There are new notice, hearing and protest procedures for levying or increasing property related fees and charges, and, except for fees or charges for sewer, water and refuse collection services (or fees for electrical and gas service, which are not treated as “property related” for purposes of Article XIIID), no property related fee or charge may be imposed or increased without majority approval by the property owners subject to the fee or charge or, at the option of the local agency, two-thirds voter approval by the electorate residing in the affected area. The interpretation and application of Proposition 218 will ultimately be determined by the courts with respect to a number of matters, and it is not possible at this time to predict with certainty the outcome of such cases.

Appropriations Limits. The State and its local governments are subject to an annual “appropriations limit” imposed by Article XIIIB of the California Constitution, enacted by the voters in 1979 and significantly amended by Propositions 98 and 111 in 1988 and 1990, respectively. Article XIIIB prohibits the State or any covered local government from spending “appropriations subject to limitation” in excess of the appropriations limit imposed. “Appropriations subject to limitation” are authorizations to spend “proceeds of taxes,” which consist of tax revenues and certain other funds, including proceeds from regulatory licenses, user charges or other fees, to the extent that such proceeds exceed the cost of providing the product or service, but “proceeds of taxes” exclude most State subventions to local governments. No limit is imposed on appropriations of funds which are not “proceeds of taxes,” such as reasonable user charges or fees, and certain other non-tax funds, including bond proceeds. The appropriations limit for each year is adjusted annually to reflect changes in cost of living and population, and any transfers of service responsibilities between government units. The definitions for such adjustments were liberalized in 1990 to follow more closely growth in the State’s economy. “Excess” revenues are measured over a two year cycle. Local governments must return any excess to taxpayers by rate reductions. The State must refund 50% of any excess, with the other 50% paid to schools and community colleges. Local governments may by voter approval exceed their spending limits for up to four years.

Because of the complex nature of Articles XIIIA, XIIIB, XIIIC and XIIID of the California Constitution, the ambiguities and possible inconsistencies in their terms, and the impossibility of predicting future appropriations or changes in population and cost of living, and the probability of continuing legal challenges, it is not currently possible to determine fully the impact of these Articles on California debt obligations or on the ability of the State or local governments to pay debt service on such California debt obligations. It is not possible, at the present time, to predict the outcome of any pending litigation with respect to the ultimate scope, impact or constitutionality of these Articles or the impact of any such determinations upon State agencies or local governments, or upon their ability to pay debt service on their obligations. Further initiatives or legislative changes in laws or the California Constitution may also affect the ability of the State or local issuers to repay their obligations.

State Debt. Between November 2006 and August 2009, voters and the Legislature authorized more than $60 billion of new general obligation bonds and lease revenue bonds, which are paid solely from the General Fund. This new authorization substantially increased the amount of General-Fund-support debt outstanding. As of January 1, 2012, the State had outstanding approximately $73.4 billion principal amount of general obligations bonds, $10.5 billion of lease-revenue bonds and $1.9 billion for repayment of budgetary borrowing from local governments. Additionally, as of January 1, 2012 there was approximately $35.3 billion of authorized and unissued voter-approved general obligation debt payable and approximately $11.5 billion of authorized and unissued lease revenue bonds.

The State Treasurer has estimated that the aggregate amount of outstanding debt supported by the General Fund, including general obligation, lease revenue and Proposition 1A bonds, based on current voter and legislative authorizations, and bond cash flow needs as reported by the Department of Finance, is estimated to peak at approximately $114.6 billion by fiscal year 2015-16.

Disruptions in the financial markets and uncertainties about the State’s budget condition caused significant disruptions in the State’s bond issuance program during fiscal year 2008-09. Because of these factors, the State did not

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issue any new general obligation bonds between July 2008 and March 2009. In March 2009, the State issued approximately $6.5 billion of new tax-exempt bonds, the largest new money general obligation bond issue in the State’s history (excluding Economic Recovery Bonds (“ERBs”)). A few weeks later, the State issued approximately $6.9 billion of federally taxable general obligation bonds in reliance on new federal rules. A significant part of the revenue raised from these offerings was used to retire internal borrowings that had been used to fund construction projects. Additionally, approximately $6.5 billion of tax exempt and taxable general obligation bonds were issued in the fall of 2009, together with approximately $1.5 billion of lease revenue bonds.

Although a record of approximately $20 billion of general obligation bonds was offered during calendar year 2009, the scale of issuances was much lower in calendar year 2010 at approximately $10.4 billion.

In light of the drop in General Fund revenues since fiscal year 2007-08, and the projections of new bond sales in the future, the ratio of debt service on general obligation, lease revenue, and Proposition 1A bonds supported by the General Fund to annual General Fund revenues and transfers (“General Fund Debt Ratio”) is expected to increase in future years. Based on the State’s Department of Finance estimates for future debt issuance, and the assumed growth in General Fund revenues and transfers contained in the 2012-13 Governor’s Budget, from fiscal year 2012-13 through fiscal year 2013-14, the State’s General Fund Debt Ratio is projected to peak at 9.22% in fiscal year 2012-13, the year that the Proposition 1A bonds mature.

Balanced Budget Amendment. On March 2, 2004, voters approved Proposition 58, a constitutional amendment called the “Balanced Budget Amendment,” which affects future State budgeting procedures by, among other things, requiring that the State’s budget be in balance and establishing a special reserve. On November 2, 2010, the voters of the State approved Proposition 25, an initiative measure amending the State’s constitution to provide that the Budget Act must now be approved by a majority (as opposed to two-thirds) vote of each House of the State’s Legislature. Proposition 58 was linked to Proposition 57, also approved by the voters, which authorized issuance of $15 billion of long-term general obligation bonds, additionally secured by a 1/4 cent increment of the State’s sales tax, which can be used to eliminate the accumulated budget deficits through June 30, 2004 and certain additional obligations incurred by the State.

The Balanced Budget Amendment requires the Legislature to enact a budget bill in which General Fund expenditures do not exceed estimated General Fund revenues and available reserves. After passage of the budget act, if the Governor determines that the State is facing substantial revenue shortfalls or spending deficiencies, the Governor may declare a fiscal emergency and propose legislation to address the emergency. The Legislature would be called in to special session to address this proposal. If the Legislature fails to send legislation to the Governor to address the fiscal emergency within 45 days, it will be prohibited from acting on any other bills or adjourning until fiscal legislation is passed. The Governor declared several such fiscal emergencies in 2008, 2009, 2010, and 2011 and called the Legislature into various special sessions to address the budget shortfall.

The Amendment also created a “rainy day” reserve called the Budget Stabilization Account (“BSA”) in the State’s General Fund. Beginning in the 2006-07 fiscal year, a portion of estimated annual General Fund revenues are transferred by the Controller into the BSA not later than September 30th of each year. The transfer begins at 1 percent of revenues, and increases annually to reach a level of 3%. Moneys in the BSA may be used to make up for unexpected budget imbalances, but will then have to be replenished with future transfers until the target level is reached. The annual transfer can be suspended by the Governor by an executive order issued not later than June 1st of the preceding fiscal year. The Amendment requires that one half of the BSA deposits, up to an aggregate of $5 billion, shall be transferred to the State Treasurer to provide for early redemption of the economic recovery bonds approved by Proposition 57. A total of $1.495 billion was transferred to retire economic recovery bonds in fiscal year 2006-07 ($472 million) and 2007-08 ($1.023 billion). The Governor suspended BSA transfers for each of fiscal years 2008-09, 2009-10, 2010-11, and 2011-12, due to the condition of the General Fund. The Governor has proposed another suspension of BSA transfers for fiscal year 2012-13.

A final provision of the Amendment prohibits future long-term bond issuances for the purpose of funding budget deficits once the bonds authorized by Proposition 57 are issued. Short term borrowing for cash flow management will continue to be authorized. The entire authorized amount of ERBs was issued in three sales, in May and June 2004, and in February 2008. No further ERBs can be issued under Proposition 57, except for refunding bonds. Due to the sharp reduction in taxable sales as a result of the recent economic recession, the 1/4 cent increment of the State’s sales tax

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dedicated to repayment of the ERB debt decreased to a level which did not provide adequate coverage above the required debt service amounts for the 2004 and 2008 ERBs. This resulted in downgrades of the ratings of the ERBs and would have required debt service to be paid from reserve funds for at least some period of time. In order to restore adequate coverage, the State restructured the ERB debt through the issuance of approximately $3.4 billion ERB refunding bonds on November 5, 2009. The restructuring reduced annual debt service costs to come into alignment with reduced tax revenues, with a coverage target of at least 1.3 times. The ratings for all ERBs have been raised to levels above the State's general obligation bonds ratings.

A constitutional amendment which would strengthen the BSA by making it more difficult to suspend future BSA payments is expected to be submitted to voters on the June 2012 election ballot.

State-Local Fiscal Relations. In November, 2004, voters approved Proposition 1A, which made significant changes to the fiscal relationship between the State and local governments by, among other things, reducing the State Legislature’s authority over local government revenue sources by restricting the State from lowering the local sales tax rate or changing the allocation of local sales tax revenues without meeting certain conditions. Proposition 22, adopted on November 2, 2010, supersedes some parts of Proposition 1A of 2004 and completely prohibits any future borrowing by the State from local government funds, and generally prohibits the State’s Legislature from making changes in local government funding sources. Passage of Proposition 22 eliminates an estimated $850 million in General Fund relief in fiscal year 2011-12, an amount estimated to grow to over $1 billion by fiscal year 2012-13. The inability of the State to borrow or redirect property tax will reduce the State’s flexibility in reaching budget solutions in the future.

The Amended 2009 Budget Act authorized the State to exercise its Proposition 1A borrowing authority. This borrowing generated $1.998 billion that will be used to offset General Fund costs for a variety of court, health, corrections, and K-12 programs. The enabling legislation also created a securitization mechanism for local governments to sell their right to receive the State’s payment obligations to a local government-operated joint powers agency (“JPA”). This JPA sold bonds in an aggregate amount of $1.895 billion in November 2009 to pay the local agencies their property tax allocations when they otherwise would receive them. Pursuant to Proposition 1A, the State is required to repay the local government borrowing (which in turn will be used to prepay the bonds of the JPA) no later than June 30, 2013. The 2012-13 Governor’s Budget includes $90.8 million for the interest payments that will be incurred in fiscal year 2012-13 to be paid from the General Fund. The 2012-13 Budget also notes that the balance of $1.895 billion in Proposition 1A financing is due June 30, 2013.

Litigation. The State is a party to numerous legal proceedings, many of which normally occur in government operations. In addition, the State is involved in certain other legal proceedings (described in the State’s recent financial statements) that, if decided against the State, might require the State to make significant future expenditures or substantially impair future revenue sources. Because of the prospective nature of these proceedings, it is not presently possible to predict the outcome of such litigation, estimate the potential impact on the ability of the State to pay debt service costs on its obligations, or determine what impact, if any, such proceedings may have on a fund’s investments.

Bond Ratings. As of May 17, 2012, the State’s general obligation bonds were rated A1 by Moody’s and A- by S&P and Fitch Inc. (“Fitch”), with each rating reflecting a downgrade since July 2009. In January, 2010, S&P lowered the State’s general obligation bonds offering rating, indicating that the State’s fiscal imbalance and impending recurrence of a cash deficiency as factors in its decision. In July 2009, Fitch lowered the State’s general obligation bonds rating citing the State’s continued inability to achieve timely agreement on budgetary and cash flow solutions to its severe financial crisis. In the same month, Moody’s lowered the State’s general obligation bonds rating, citing the State’s use of IOUs for non-priority payments, the deadlock on the budget gap, and the risk to priority payments.

Each such rating reflects only the views of the respective rating agency and an explanation of the significance of such rating may be obtained from such rating agency. There is no assurance that such ratings will continue for any given period of time or that they will not be revised or withdrawn entirely by such rating agency if in the judgment of such rating agency circumstances so warrant. A downward revision or withdrawal of any such rating may have an adverse effect on the market prices of the bonds.

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Additional Information Regarding Michigan Municipal Securities

As used in this SAI, the term “Michigan Municipal Securities” refers to municipal securities, the income from which is exempt from both federal and Michigan personal income tax.

Risk Factors Regarding Michigan Municipal Securities. Given that the Michigan Municipal Money Market Fund is invested primarily in Michigan Municipal Securities, the Fund is subject to risks relating to the economy of the state of Michigan (as used in this section, the “State”) and the financial condition of the State and local governments and their agencies.

Overview of State Economy. Manufacturing, particularly of automobiles and durable goods, is of prime importance to the State’s economy, and historically has been highly cyclical. The Big Three United States automakers, General Motors Company (“GM”), Chrysler Group LLC (“Chrysler”) and Ford Motor Company (“Ford”), are headquartered in the State. Because of the prominence of Michigan in the United States auto industry, economic problems or factors that negatively impact the auto industry may have a negative effect on the value of Michigan Municipal Securities.

Michigan is continuing to experience financial difficulties stemming from the recession that began in December 2007. Since the start of the recession, new car sales have fallen considerably, which caused manufacturers to cut production and employment dramatically. Both GM and Chrysler filed for Chapter 11 bankruptcy protection in calendar year 2009. In August 2009, the State’s unemployment rate was at 14.1%. Although the State’s unemployment rate has fallen, with the February 2012 unemployment rate at 8.8%, unemployment still remains high.

Because of high unemployment, decreased spending and other factors resulting from a weak economy, Michigan has faced revenue challenges in recent years, although the economic environment has recently improved. Michigan’s personal income tax receipts (less refunds) increased from approximately $3.9 billion in fiscal year 2009-10 to approximately $4.4 billion in fiscal year 2010-2011. The increase was due to an increase in employment and economic activity.

As a result of the recovering yet still challenging, economic and fiscal environment, Michigan has anticipated a more stable fiscal environment in the coming fiscal years. Introduced on February 9, 2012, the Governor’s Budget for fiscal years 2012-13 and 2013-14 (as used in this section, the “Governor’s Budget”) (discussed in more detail below) estimated increased revenues and a balanced budget.

The sharp drop in revenues during the recession caused a significant depletion of cash resources to pay the State’s obligations, causing the State to issue general obligation notes in 2008, 2009 and 2010 for cash flow purposes. For example, on November 4, 2010, the State issued approximately $1.1 billion in general obligation notes for cash flow purposes. The State has not issued general obligation notes for cash flow purposes since November 4, 2010.

There can be no assurances that the fiscal stress and cash pressures currently facing the State will not continue or become more difficult, or that declines in State tax receipts or other impacts of the current economic situation will not further materially adversely affect the financial condition of the State.

There is no assurance that any issuer of a Michigan Municipal Security will make full or timely payments of principal or interest or remain solvent. It should be noted that the creditworthiness of obligations issued by local Michigan issuers may be unrelated to the creditworthiness of obligations issued by the State, and there is no obligation on the part of the State to make payment on such local obligations in the event of default.

General Risks. Many complex political, social, and economic factors influence the State’s economy and finances, which may affect the State’s budget unpredictably from year to year. Such factors include, but are not limited to: (i) developments with respect to the national economy as a whole, (ii) developments with respect to level of motor vehicle sales and other factors that impact the auto industry; (iii) the impact of an anticipated shift in monetary policy actions on interest rates and the financial markets; and (iv) actions taken by the federal government, including audits, disallowances, and changes in aid levels.

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These factors are continually changing, and no assurances can be given with respect to how these factors or other factors will materialize in the future or what impact they will have on the State’s fiscal and economic condition. Such factors could have an adverse impact on the State budget in the current year and could result in declines, possibly severe, in the value of the State's and municipal issuers' outstanding obligations, increases in their future borrowing costs, and impairment of their ability to pay debt service on their obligations.

State Debt. The State Constitution limits State general obligation debt to: (i) short term debt for State operating purposes, (ii) short and long term debt for the purpose of making loans to school districts, and (iii) long term debt for voter approved purposes.

Short term debt for operating purposes is limited to an amount not to exceed 15% of undedicated revenues received during the preceding fiscal year. Under the State Constitution as implemented by statutory provisions, such debt must be authorized by the State Administrative Board and issued only to meet obligations incurred pursuant to appropriation and must be repaid during the fiscal year in which incurred.

The amount of debt incurred by the State for the purpose of making loans to school districts is recommended by the State Treasurer, who certifies the amounts necessary for loans to school districts. The bonds may be issued in whatever amount is required without voter approval. All other general obligation bonds issued by the State must be approved as to amount, purpose and method of repayment by a two thirds vote of each house of the Legislature and by a majority vote of the public at a general election. There is no limitation as to number or size of such general obligation issues.

As of September 30, 2011, the State had total general obligation debt (including principal and interest) of approximately $2.2 billion. For fiscal year 2012, no general obligation notes for cash flow purposes were issued as of May 17, 2012.

Constitutional Limitations on Taxes. The State Constitution limits the amount of total State revenues that can be raised from taxes and certain other sources. State revenues (excluding federal aid and revenues for payment of principal and interest on general obligation bonds) are limited in a fiscal year to 9.49% of State personal income in the prior calendar year or the average of the prior three calendar years, whichever is greater.

The State may raise taxes in excess of the limit when deemed necessary by the Governor and two-thirds of the members of each house of the Legislature.

The State Constitution also provides that the proportion of State spending paid to all units of local government to total State spending may not be reduced below the percentage in effect in the 1978-79 fiscal year. Michigan originally determined that percentage to be 41.6%. As a result of litigation, effective with fiscal year 1992-93, the State recalculated the required percentage of spending paid to local government units to 48.97%. The Governor’s Budget recommends $711.1 million in required revenue sharing payments in fiscal year 2012-13 and $730.6 million in such payments in fiscal year 2013-14.

Additionally, Michigan’s Constitution includes a provision that limits revenue growth. This constitutional limitation (commonly known as the Headlee amendment) has been in place since 1978. The Headlee amendment limits annual growth in State revenues to a level that cannot exceed the year-to-year growth in personal income. This limit is intended to ensure that the State’s overall revenues, both tax and non-tax, do not grow faster than the incomes of Michigan’s citizens. It is anticipated that state revenues will be below the constitutional revenue limit in fiscal year 2012-2013, and in fiscal year 2013-2014.

Governor’s Budget. The Governor’s Budget was submitted to the Legislature on February 9, 2012. The Governor’s Budget estimates $48.2 billion in revenue from both state and federal services. The Governor’s Budget projects a State General Fund (as used in this section, “General Fund”) of $9 billion and $11.1 billion in School Aid Fund, anticipating an overall increase of $622.8 million over previous revenue estimates. Under the Governor’s Budget, 45% of General Fund expenditures are directed towards Health and Human Services. The Governor’s Budget estimates a balanced General Fund for fiscal years 2011-12 and 2012-13. The Governor’s Budget also includes $119 million in one-time appropriations for infrastructure spending. The Governor’s Budget also allocates $140 million for the Budget Stabilization Fund, commonly referred to as the Rainy Day Fund.

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In the previous fiscal year, Michigan’s Governor proposed and the Legislature passed legislation reforming Michigan’s tax system. The changes to the Michigan tax system replacing Michigan’s business tax with a flat corporate income tax set at 6% and the elimination of many of the tax credits for individual tax payers under Michigan’s personal income tax. Under the law, generally only those business entities that issue public or private stock, known as “C” corporations for federal tax purposes, would be subject to the proposed 6% tax. Other businesses, such as partnerships, sole-proprietorships, limited liability companies and “S” corporations that are not classified as “C” corporations for federal tax purposes would be exempt, resulting in tax relief for certain companies. The business tax, which was eliminated for most business effective January 1, 2012, generated an estimated 637.3 million in fiscal year 2011-12. The corporate income tax is effective as of January 1, 2012 and is expected to generate $485.6 in fiscal year 2011-12.

Litigation. The State is party to numerous legal proceedings, many of which normally occur in government operations. In addition, the State is involved in certain other legal proceedings (described in the State's official statements) that, if decided against the State, might require the State to make significant future expenditures or substantially impair future revenue sources. Because of the prospective nature of these proceedings, it is not presently possible to predict the outcome of such litigation, estimate the potential impact on the ability of the State to pay debt service costs on its obligations, or determine what impact, if any, such proceedings may have on a fund's investments.

Bond Ratings. As of May 17, 2012, the State’s general obligation bonds were rated Aa2 by Moody's and AA- by S&P and Fitch. The rating from Fitch reflects a downgrade during the recent recession. In July 2009, Fitch downgraded the State’s general obligation credit rating, citing the significant deterioration of the state’s economic profile, highlighted by increasing employment contraction and unemployment levels, driven by sharp declines in the U.S. automotive manufacturing sector which has long been concentrated in the state. Fitch also revised Michigan's ratings outlook to stable from negative.

Each such rating reflects only the views of the respective rating agency and an explanation of the significance of such rating may be obtained from such rating agency. There is no assurance that such ratings will continue for any given period of time or that they will not be revised or withdrawn entirely by such rating agency if in the judgment of such rating agency circumstances so warrant. A downward revision or withdrawal of any such rating may have an adverse effect on the market prices of the bonds.

Additional Information Regarding New York Municipal Securities

As used in this SAI, the term “New York Municipal Securities” refers to municipal securities, the interest on which is excluded from gross income for federal income tax purposes, exempt from New York State and New York City personal income taxes and is not subject to the federal alternative minimum tax on individuals.

Risk Factors Regarding Investments in New York Municipal Securities. Given that the New York Municipal Money Market Fund is invested primarily in New York Municipal Securities, the Fund is subject to risks relating to the economy of the state of New York (as used in this section, the “State”) and the financial condition of the State and local governments and their agencies.

Overview of State Economy. Although New York has a diverse economy, it is heavily dependent on the financial sector, in part because New York City is the nation’s leading center of banking and finance. Even though the financial sector accounts for under one-tenth of all non-agricultural jobs in the State, it contributes more than one-fifth of total wages, the highest of any sector in New York. In addition to the financial sector, the State has a comparatively large share of the nation’s information, education, and health services employment. As a result, economic problems or factors that negatively impact these sectors may have a negative effect on the value of New York Municipal Securities.

During the recent recession, New York experienced a significant economic downturn. While some signs of improvement have appeared, any recovery may be slow. Although the State’s unemployment rate has fallen, with the February 2012 unemployment rate at 8.5%, unemployment still remains high.

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In addition, there has been a withdrawal in Federal funds that helped finance various services provided by the State, such as child care and mental health services. As a result of these and other factors, New York has faced budget deficits in recent years.

As a result of the foregoing, New York continues to face serious budgetary problems. Adopted on March 30, 2012, the Executive Budget for fiscal year 2012-13 (“2012-13 Budget Act”) (discussed in more detail below) estimated that, prior to the adoption of the 2012-13 Budget Act, the State faced budget gaps of approximately $10.0 billion in fiscal year 2011-12, $14.9 billion in fiscal year 2012-13, $17.4 billion in fiscal year 2013-14 and $20.9 billion in 2014-15. The sizable gaps reflect the short-term impact of the recession on State tax receipts and economically-sensitive programs as well as the long-term impact of rapidly growing entitlement programs (including Medicaid and school aid), and the phase-out of the federal government’s increased support to health care and education costs. The plan contains gap-closing proposals to lower the State’s General Fund (as used in this section, “General Fund”) spending, which comprise approximately 90% of the overall gap-closing measures.

The sharp drop in revenues has also caused a significant depletion of cash resources to pay the State’s obligations, causing the State to issue short-term obligations to meet its cash flow needs. As part of its cash management program, the General Fund is authorized to borrow resources temporarily from other available funds in the State’s short-term investment pool (“STIP”) for up to four months, or to the end of the fiscal year, whichever period is shorter. The amount of resources that can be borrowed by the General Fund is limited to the available balances in STIP, as determined by the State Comptroller. The General Fund has used this authorization to meet payment obligations in May, June, September, November, and December 2010. The General Fund may need to rely on this borrowing authority at times during the remainder of the fiscal year.

There can be no assurances that the fiscal stress and cash pressures currently facing the State will not continue or become more difficult, or that declines in State tax receipts or other impacts of the current economic situation will not further materially adversely affect the financial condition of the State. The State Department of Finance has projected that multi-billion dollar budget gaps will occur annually through at least fiscal year 2014-15 without further corrective actions.

There is no assurance that any issuer of a New York Municipal Security will make full or timely payments of principal or interest or remain solvent. It should be noted that the creditworthiness of obligations issued by local New York issuers may be unrelated to the creditworthiness of obligations issued by the State, and there is no obligation on the part of the State to make payment on such local obligations in the event of default.

General Risks. Many complex political, social, and economic factors influence the State’s economy and finances, which may affect the State’s budget unpredictably from year to year. Such factors include, but are not limited to: (i) the performance of the national and State economies; (ii) the impact of behavioral changes concerning financial sector bonus payouts, as well as any future legislation governing the structure of compensation; (iii) the impact of an anticipated shift in monetary policy actions on interest rates and the financial markets; (iv) the impact of financial and real estate market developments on bonus income and capital gains realizations; (v) the impact of household deleveraging on consumer spending and the impact of that activity on State tax collections; (vi) increased demand in entitlement and claims based programs such as Medicaid, public assistance and general public health; (vii) access to the capital markets in light of disruptions in the municipal bond market; (viii) litigation against the State, including, but not limited to, potential challenges to the constitutionality of certain actions authorized in the budget, and the outcome of a class action suit alleging discrimination in the administration of a civil service test between 1996 and 2006; (ix) actions taken by the federal government, including audits, disallowances, changes in aid levels, and changes to Medicaid rules; and (x) the impact of federal statutory and regulatory changes concerning financial sector activities.

These factors are continually changing, and no assurances can be given with respect to how these factors or other factors will materialize in the future or what impact they will have on the State’s fiscal and economic condition. Such factors could have an adverse impact on the State budget in the current year and could result in declines, possibly severe, in the value of the State’s and municipal issuers’ outstanding obligations, increases in their future borrowing costs, and impairment of their ability to pay debt service on their obligations.

2012-13 Budget Act. The 2012-13 Budget Act was passed on March 30, 2012 and is projected to eliminate a $10 billion deficit for fiscal year 2012-13 and to reduce the combined four-year gaps from approximately $63 billion to less than

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$10 billion. Based on preliminary estimates, all governmental funds spending will total approximately $133.4 billion, a decrease of $111 million from the previous year. State operating spending will total $88.9 billion, an increase of $1.7 billion or 2.0%. The 2012-13 Budget Act attempts to close the current gap with $2 billion in spending control and $1.5 billion in net new resources from tax reform approved in December 2011.

The tax reform legislation approved in December 2011 is estimated to generate an estimated $1.5 billion in net resources to help close the fiscal year 2012-13 budget gap. The tax code changes are expected to provide approximately $1.9 billion in additional receipts in fiscal year 2012-13 on a gross basis.

The 2012-13 Budget Act continues several measures to reduce State agency operations and reduce the budget gap by $1.3 billion through lowered benefit costs and procurement savings, among other measures. The 2012-13 Budget Act includes school aid of $20 billion, approximately a 4% increase. This increase is consistent with a two-year commitment enacted in fiscal year 2011-12 to limit increases in school aid. The 2012-13 Budget Act extends a cap of $15.3 billion enacted in fiscal year 2011-12 on the State’s Department of Health Medicaid State expenditures, which represent the largest and one of the fastest growing component of the State’s spending.

In an effort to promote economic development, the 2012-13 Budget Act, among other things, includes $1.3 billion to rehabilitate the State’s infrastructure and accelerate capital projects. The 2012-13 Budget Act also authorizes $84 million to support ongoing economic development initiatives for the New York State Economic Development Fund and Jobs Now, the Entrepreneurial Assistance Program, among other initiatives. In addition, the 2012-13 Budget Act increases aid to all cities, towns and villages by 2.6%.

Public Authorities. Public authorities created pursuant to State law are not subject to the constitutional restrictions on the incurrence of debt that apply to the State itself and may issue bonds and notes subject to restrictions set forth in legislative authorization. The State’s access to the public credit markets could be impaired and the market price of its outstanding debt may be materially and adversely affected if certain of its public authorities were to default on their respective obligations. Public authorities also suffer under the current economic environment.

The State has numerous public authorities with various responsibilities, including those that finance, construct and/or operate revenue-producing public facilities. Public authorities generally pay their operating expenses and debt service costs from revenues generated by the projects they finance or operate, such as tolls charged for the use of highways, bridges or tunnels, charges for public power, electric and gas utility services, rentals charged for housing units, and charges for occupancy at medical care facilities.

Also, there are statutory arrangements providing for State local assistance payments otherwise payable to localities to be made under certain circumstances to public authorities. Although the State has no obligation to provide additional assistance to localities whose local assistance payments have been paid to public authorities under these arrangements, the affected localities may seek additional State assistance if local assistance payments are diverted. Some authorities also receive monies from State appropriations to pay for the operating costs of certain of their programs.

Localities. The fiscal demands on the state may be affected by the fiscal condition of certain localities. Localities also suffer under the current economic environment.

New York City. The fiscal demands on the State may be affected by the fiscal condition of the City, which relies in part on State aid to balance its budget and meet its cash requirements. It is also possible that the State’s finances may be affected by the ability of the City, and certain entities issuing debt for the benefit of the City, to market securities successfully in the public credit markets. Conversely, the City’s finances, and thus its ability to successfully market its securities, could be negatively affected in the event and to the extent that there are delays or reductions in projected State aid. In addition, the City is the recipient of certain federal grants that, if reduced or delayed, could negatively affect the City’s finances. Further, the City, like the State, may be party to litigation that may be resolved in a manner that negatively affects the City’s finances. As of June 30, 2011, New York City had total debt of $73.5 billion.

Other Localities. Certain localities outside New York City have experienced financial problems and have requested and received additional State assistance during the last several State fiscal years. While a relatively infrequent practice, deficit financing has become more common in recent years. Between 2004 and July 2010, the State Legislature

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authorized 21 bond issuances to finance local government operating deficits. There were four new or additional deficit financing authorizations during fiscal year 2009-2010. In addition, the State has periodically enacted legislation to create oversight boards in order to address deteriorating fiscal conditions within a locality. The Buffalo Fiscal Stability Authority exercised control with respect to the city of Buffalo for the city’s 2009-10 fiscal year, but may transition to advisory status in the City’s fiscal year 2011-12. In January 2011, the Nassau County Interim Finance Authority declared it would assume control powers with respect to the finances of the County of Nassau, and, after court review, it now exercises those powers. The county of Erie as well as the cities of New York and Troy have fiscal stability boards exercising advisory status. The City of Yonkers no longer operates under an oversight board but must adhere to a separate fiscal agent act. The City of Newburgh operates under fiscal monitoring by the State Comptroller. The potential impact on the State of any future requests by localities for additional oversight or financial assistance is not included in the projections of the State’s receipts and disbursements for the State’s 2011-12 fiscal year or thereafter.

Like the State, local governments must respond to changing political, economic and financial influences over which they have little or no control. Such changes may adversely affect the financial condition of certain local governments. For example, the State or federal government may reduce (or in some cases eliminate) funding of some local programs or disallow certain claims which, in turn, may require local governments to fund these expenditures from their own resources. The expected loss of temporary federal stimulus funding in 2011 will particularly impact counties and school districts in New York State. The State's cash flow problems have resulted in delays to the payment of State aid, and in some cases, have necessitated borrowing by the localities. Similarly, State policymakers have expressed interest in implementing a property tax cap for local governments. Adoption of a property tax cap would affect the amount of property tax revenue available for local government purposes and could adversely affect their operations, particularly those that are heavily dependent on property tax revenue such as school districts. Changes to sales tax distributions resulting from the 2010 federal population census may also have a material impact on certain local governments. Ultimately, localities or any of their respective public authorities may suffer serious financial difficulties that could jeopardize local access to the public credit markets, which may adversely affect the marketability of notes and bonds issued by localities within the State. Localities may also face unanticipated problems resulting from certain pending litigation, judicial decisions and long-range economic trends. Other large-scale potential problems, such as declining urban populations, declines in the real property tax base, increasing pension, health care and other fixed costs, and the loss of skilled manufacturing jobs, may also adversely affect localities and necessitate State assistance.

Litigation. The State and its officers and employees are parties to numerous legal proceedings, many of which normally occur in government operations. In addition, the State is involved in certain other legal proceedings (described in the State’s official statements) that, if decided against the State, might require the State to make significant future expenditures or substantially impair future revenue sources. Because of the prospective nature of these proceedings, this document does not attempt to predict the outcome of such litigation, estimate the potential impact on the ability of the State to pay debt service costs on its obligations, or determine what impact, if any, such proceedings may have on a fund’s investments.

Bond Ratings. As of May 17, 2012, the State’s general obligation bonds were rated Aa2 by Moody’s and AA by S&P and Fitch.

Each such rating reflects only the views of the respective rating agency and an explanation of the significance of such rating may be obtained from such rating agency. There is no assurance that such ratings will continue for any given period of time or that they will not be revised or withdrawn entirely by such rating agency if in the judgment of such rating agency circumstances so warrant. A downward revision or withdrawal of any such rating may have an adverse effect on the market prices of the bonds.

Additional Information Regarding Ohio Municipal Securities

As used in this SAI, the term “Ohio Municipal Securities” refers to municipal securities, the income from which is exempt from both federal and Ohio personal income tax.

Risk Factors Regarding Investments in Ohio Municipal Securities. Given that the Ohio Municipal Money Market Fund is invested primarily in Ohio Municipal Securities, the Fund is subject to risks relating to the economy of the state of Ohio (as used in this section, the “State”) and the financial condition of the State and local governments and their agencies.

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Overview of State Economy. The manufacturing sector, despite its continued downward trend since its peak in 1969, has traditionally been a significant source of employment in the State. In addition, the services sector, the trade, transportation & public utilities sector, and the government sector are also significant sources of employment in the State. As a result, economic problems or factors that negatively impact these sectors may have a negative effect on the value of Ohio Municipal Securities.

Ohio is continuing to experience financial difficulties stemming from the recession that began in December 2007. In February 2010, the State’s unemployment rate was at 10.6%. Although the State’s unemployment rate has fallen, with the February 2012 unemployment rate at 7.6%, unemployment still remains high.

Because of high unemployment, decreased spending and other factors resulting from a weak economy, Ohio has faced a severe erosion of its tax base. Ohio’s total tax receipts for fiscal year 2010 (approximately $16.2 billion) were approximately $3.2 billion less than the total tax receipts for fiscal year 2008 (approximately $19.4 billion). Tax receipts began to recover in fiscal year 2011 and were projected to increase at modest rates in fiscal years 2012 and 2013.

As a result of the foregoing, Ohio continues to face serious budgetary problems. Introduced on March 29, 2011, the Governor’s Biennium Budget for fiscal years 2012 and 2013 estimated a budget gap for fiscal year 2012 of approximately $8 billion.

The sharp drop in revenues has also caused a significant depletion of cash resources to pay the State’s obligations. Statutory provisions provide for the management of the cash flow deficiencies by permitting the adjustment of payment schedules and the use of the Total Operating Fund (“TOF”). The TOF includes the total consolidated cash balances, revenues, disbursements and transfers of the State’s General Revenue Fund (“GRF”) and several other specified funds. The TOF cash balances are consolidated only for the purpose of meeting cash flow requirements, and, except for the GRF, a positive cash balance must be maintained for each discrete fund included in the TOF. The GRF is permitted to incur a temporary cash deficiency by drawing upon the available consolidated cash balance in the TOF. The amount of the GRF cash deficiency permitted at any time is limited by statute to 10% of GRF revenues for the then preceding fiscal year, but that limitation has been suspended for the 2010-11 biennium. The State has not done external revenue anticipation borrowing.

There can be no assurances that the fiscal stress and cash pressures currently facing the State will not continue or become more difficult, or that declines in State tax receipts or other impacts of the current economic situation will not further materially adversely affect the financial condition of the State.

There is no assurance that any issuer of an Ohio Municipal Security will make full or timely payments of principal or interest or remain solvent. It should be noted that the creditworthiness of obligations issued by local Ohio issuers may be unrelated to the creditworthiness of obligations issued by the State, and there is no obligation on the part of the State to make payment on such local obligations in the event of default.

General Risks. Many complex political, social, and economic factors influence the State’s economy and finances, which may affect the State’s budget unpredictably from year to year. Such factors include, but are not limited to: (i) developments with respect to the national economy as a whole, (ii) developments with respect to the manufacturing, service, trade, transportation & public utilities, and government sectors of the economy; (iii) U.S. fiscal and economic policies, including fiscal stimulus efforts in general and the amount of federal aid to the State; and (iv) actions taken by the Federal government, including audits, disallowances, and changes in aid levels.

These factors are continually changing, and no assurances can be given with respect to how these factors or other factors will materialize in the future or what impact they will have on the State’s fiscal and economic condition. Such factors could have an adverse impact on the State budget in the current year and could result in declines, possibly severe, in the value of the State's and municipal issuers' outstanding obligations, increases in their future borrowing costs, and impairment of their ability to pay debt service on their obligations.

2012-13 Biennium Budget. Consistent with the constitutional provision that no appropriation may be made for a period longer than two years, the State operates on the basis of a fiscal biennium for its appropriations and expenditures.

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The current fiscal biennium began July 1, 2011 and ends June 30, 2013. Within a fiscal biennium, the State operates on the basis of a July 1 to June 30 fiscal year.

Most State operations are financed through the GRF. Personal income and sales and use taxes are the major GRF sources. The last complete fiscal year ended June 30, 2011 with a GRF fund balance of $138.8 million. The State has a “rainy day” fund — the Budget Stabilization Fund (“BSF”) — which under current law and until used may carry a balance of up to 5% of the GRF revenue for the preceding fiscal year. As of June 30, 2011 the BSF balance was $246.9 million.

Consistent with State law, the Governor’s Executive Budget for the 2012-13 biennium was released in March 2011. After extended hearings and review, the 2012-13 biennial appropriations Act (“2012-13 Biennial Budget Act”) was passed by the General Assembly and signed by the Governor on June 30, 2011. To address the use of non-recurring funding sources in the prior budget, including amounts received under the American Recovery and Reinvestment Act of 2009, the 2012-13 Biennial Budget Act includes targeted spending cuts across most State agencies and Medicaid reform. The 2012-13 Biennial Budget Act provides $55.78 billion in total GRF biennial appropriations (an 11% increase from the previous biennial budget) and total biennial revenue of $56 billion (a 6% increase). The 2012-13 Biennial Budget Act includes 30% increases in Medicaid, 3% increases in elementary and secondary education, and 9% reductions in higher education spending. The 2012-13 Biennial Budget Act also anticipates a one-time increase in revenue of $500 million from the transfer of the State’s liquor system to a nonprofit corporation, JobsOhio. Various lawsuits have challenged the validity of the creation of JobsOhio, and those lawsuits are still pending. The 2012-13 Biennial Budget Act also reduces local government fund allocations by $111 million in fiscal year 2012 and $340 million in fiscal year 2013, as well as phase-outs of reimbursements to local governments.

The 2012-13 Biennial Budget Act also includes the implementation of a 4.2% annual decrease in personal income tax rates, elimination of the State’s estate tax effective January 1, 2013, and an income tax credit for investors in small businesses. The 2012-13 Biennial Budget Act also creates a Medicaid reserve fund and $104 million Unemployment Compensation Contingency Fund.

Mid-Biennium Review. On March 14, 2012, the Governor announced a series of policy proposals resulting from a Mid-Biennium Review, with a stated focus on job creation. The Governor’s proposal includes measures relating to energy, personal income tax reduction, bank and financial institutions tax reform, education, workforce development, and governmental management efficiency.

Constitutional Limitations on Taxes. Since 1934, the State Constitution has limited the amount of the aggregate levy of ad valorem property taxes on particular property, without a vote of the electors or municipal charter provision, to 1% of true value in money, and statutes limit the amount of that aggregate levy without a vote or charter provision to 10 mills per $1 of assessed valuation.

The State Constitution directs or restricts the use of certain revenues. Highway fees and excises, including gasoline taxes, are limited in use to highway-related purposes. Not less than 50% of the receipts from State income taxes and estate taxes must be returned to the originating political subdivisions and school districts. State net lottery profits are allocated to elementary, secondary, vocational, and special education program purposes, including application to debt service on obligations issued to finance capital facilities for a system of common schools.

Constitutional amendments relating to taxation, revenues, expenditures, debt or other subjects may be proposed by action of three-fifths of the members elected to each house of the State General Assembly or by initiative petition signed by electors numbering at least 10% of the total number of votes last cast for the office of governor. Adoption of a proposed amendment requires approval by a majority of electors voting on it at a statewide election. The Ohio Constitution expressly provides that the General Assembly has no power to pass laws impairing the obligation of contracts.

State Debt. The incurrence or assumption of debt by the State without a popular vote is, with limited exceptions, prohibited by the State Constitution. The State may incur debt to cover casual deficits or to address failures in revenues or to meet expenses not otherwise provided for, but limited in amount to $750,000. The Constitution expressly precludes the State from assuming the debts of any county, city, town or township, or of any corporation. (An exception in both cases is for debts incurred to repel invasion, suppress insurrection, or defend the State in war.) The Constitution provides that “Except the debts above specified . . . no debt whatever shall hereafter be created by, or on behalf of the state.”

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By 19 constitutional amendments approved from 1921 to present, Ohio voters have authorized the incurrence of State general obligation debt and the pledge of taxes or excises to its payment, all related to the financing of capital facilities, except for four that funded bonuses for veterans, one that funded coal technology research and development, and one for research and development activities. Currently, tax supported general obligation debt of the State is authorized to be incurred for the following purposes: highways, local infrastructure, coal development, natural resources, higher education, common schools, conservation, research and development, site development and veterans compensation. Although supported by the general obligation pledge, highway debt is also backed by a pledge of and has always been paid from the State’s motor fuel taxes and other highway user receipts that are constitutionally restricted in use to highway related purposes.

A 1999 constitutional amendment provides an annual debt service “cap” applicable to most future issuances of State general obligations and other State direct obligations payable from the GRF or net State lottery proceeds. Generally, and except for an additional $850 million of general obligation debt approved by the voters for research and development, development of sites and facilities, and veterans compensation, new obligations may not be issued if future fiscal year debt service on those new and the then outstanding obligations of those categories would exceed 5% of the total estimated GRF revenues plus net State lottery proceeds during the fiscal year of issuance. Those direct obligations of the State include, for example, special obligation bonds that are paid from GRF appropriations, but exclude bonds such as highway bonds that are paid from highway user receipts. Pursuant to the amendment and implementing legislation, the Governor has designated the State Office of Budget and Management Director as the State official to make the 5% determinations and certifications. Application of the cap may be waived in a particular instance by a three-fifths vote of each house of the General Assembly and may be changed by future constitutional amendments.

Litigation. The State is party to numerous legal proceedings, many of which normally occur in government operations. In addition, the State is involved in certain other legal proceedings (described in the State's official statements) that, if decided against the State, might require the State to make significant future expenditures or substantially impair future revenue sources. Because of the prospective nature of these proceedings, it is not presently possible to predict the outcome of such litigation, estimate the potential impact on the ability of the State to pay debt service costs on its obligations, or determine what impact, if any, such proceedings may have on a fund's investments.

Bond Ratings. As of May 17, 2012, the State’s general obligation bonds were rated Aa1 by Moody's and AA+ by S&P and Fitch. The Moody’s and Fitch ratings reflect recent downgrades. On June 10, 2009, Fitch downgraded the State’s general obligation credit rating and revised its credit outlook associated with the rating to stable from negative. On June 15, 2009, Moody’s downgraded the State’s general obligation credit rating and, on August 24, 2009, revised its rating outlook associated with the rating to negative from stable. On September 23, 2009, S&P revised its rating outlook associated with the rating to negative from stable.

Each such rating reflects only the views of the respective rating agency and an explanation of the significance of such rating may be obtained from such rating agency. There is no assurance that such ratings will continue for any given period of time or that they will not be revised or withdrawn entirely by such rating agency if in the judgment of such rating agency circumstances so warrant. A downward revision or withdrawal of any such rating may have an adverse effect on the market prices of the bonds.

DIVERSIFICATION

JPMT I and JPMT II are each a registered open-end management investment company. Each of the Funds is a diversified series of JPMT I or JPMT II, as defined under the 1940 Act, except for the Michigan Municipal Money Market Fund and the Ohio Municipal Money Market Fund, which are non-diversified series of JPMT II. However, because the diversification requirements for the Money Market Funds under Rule 2a-7 of the 1940 Act are more restrictive than the diversification requirements for funds generally, only the California Municipal Money Market Fund, the Michigan Municipal Money Market Fund, the New York Municipal Money Market Fund and the Ohio Municipal Money Market Fund, with respect to 75% of each of their portfolios, may invest more than 5% of each of their total assets in the securities of any one issuer.

For a more complete discussion, see the “Diversification” section in Part II of this SAI.

Part I - 31

QUALITY DESCRIPTION

Under normal conditions, the 100% U.S. Treasury Securities Money Market Fund and U.S Treasury Plus Money Market Fund invest exclusively in U.S Treasury bills, notes and other U.S Treasury obligations issued or guaranteed by the U.S. government. Some of the securities held by the U.S. Treasury Plus Money Market Fund, however, may be subject to repurchase agreements collateralized by such obligations.

Under normal conditions, the U.S Government Money Market Fund invests exclusively in securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, some of which may be subject to repurchase agreements fully collateralized by securities issued by the U.S. government or its agencies or instrumentalities. Under normal conditions, the Federal Money Market Fund invests exclusively in obligations of the U.S. Treasury, including Treasury bills, bonds and notes and debt securities that certain U.S. government agencies or instrumentalities have either issued or guaranteed as to principal and interest.

At the time the California Municipal Money Market Fund or the New York Municipal Money Market Fund or any JPMT II Fund (except the U.S. Treasury Plus Money Market Fund and U.S. Government Money Market Fund which only invest as described above) acquires its investments, the investments will be rated (or issued by an issuer that is rated with respect to a comparable class of short-term debt obligations) in one of the two highest rating categories for short-term debt obligations assigned by at least two NRSROs (or one rating organization if the obligation was rated by only one such organization). These high quality securities are divided into “first tier” and “second tier” securities. First tier securities have received the highest rating from at least two rating organizations (or one, if only one has rated the security). Second tier securities have received ratings within the two highest categories from at least two rating agencies (or one, if only one has rated the security), but do not qualify as first tier securities. Each of these Funds may also purchase obligations that are not rated, but are determined by the Adviser, based on procedures adopted by the Trustees, to be of comparable quality to those rated first or second tier securities. These Funds may not purchase any second tier security if, as a result of its purchase (a) more than 3% of its total assets would be invested in second tier securities or (b) more than 0.5% of its total assets would be invested in the second tier securities of a single issuer. The Prime Money Market Fund, the Tax Free Money Market Fund and the Current Yield Money Market Fund only invest in first tier securities or obligations that are not rated, but are determined by the Adviser to be of comparable quality to those rated first tier securities.

Commercial Paper Ratings

The JPMT II Funds, other than the U.S. Treasury Plus Money Market Fund and the U.S. Government Money Market Fund which do not purchase commercial paper, only purchase commercial paper consisting of issues rated at the time of purchase in the highest or second highest rating category by at least one NRSRO (such as A-2 or better by S&P, Prime-2 or better by Moody’s, F2 or better by Fitch, or R-2 or better by Dominion), or, if unrated, determined by JPMIM to be of comparable quality. The Prime Money Market Fund and Tax Free Money Market Fund only invest in first tier securities (as defined above).

For any JPMT II Money Market Fund, under the guidelines adopted by the Trust’s Board of Trustees and in accordance with Rule 2a-7 under the 1940 Act, JPMIM may be required to promptly dispose of an obligation held in a Fund’s portfolio in the event of certain developments that indicate a diminishment of the instrument’s credit quality, such as where a NRSRO downgrades an obligation below the second highest rating category, or in the event of a default relating to the financial condition of the issuer.

TRUSTEES

Standing Committees

There are four standing committees of the Board of Trustees: the Audit and Valuation Committee, the Compliance Committee, the Governance Committee and the Investment Committee.

During the fiscal year ended February 29, 2012, the Audit and Valuation Committee met four times, the Compliance Committee met four times, the Governance Committee met four times and each Investment Sub-Committee met five times. For a more complete discussion, see the “Trustees” section in Part II of this SAI.

Part I - 32

Ownership of Securities

The following table shows the dollar range of each Trustee’s beneficial ownership as of December 31, 2011, in the Funds and each Trustee’s aggregate dollar range of ownership in any J.P. Morgan Funds that the Trustee oversees in the Family of Investment Companies:

Name of Trustee	Ownership of Prime Money Market Fund	Ownership of Liquid Assets Money Market Fund	Ownership of U.S. Government Money Market Fund
Independent Trustees
John F. Finn	None	None	None
Dr. Matthew Goldstein	None	None	None
Robert J Higgins	None	None	None
Peter C. Marshall	None	None	None
Mary E. Martinez(3)	None	None	None
Marilyn McCoy	None	None	None
Mitchell M. Merin(3)	None	None	None
William G. Morton, Jr.	None	None	None
Dr. Robert A. Oden, Jr.	None	None	None
Marian U. Pardo(4)	None	None	None
Frederick W. Ruebeck	None	None	None
James J. Schonbachler	$10,001–$50,000	None	None

Interested Trustee Not Affiliated With The Adviser
Frankie D. Hughes	Over $100,000	None	None

Name of Trustee	Ownership of U.S. Treasury Plus Money Market Fund	Ownership of Federal Money Market Fund	Ownership of 100% U.S. Treasury Securities Money Market Fund
Independent Trustees
John F. Finn	None	None	None
Dr. Matthew Goldstein	None	None	None
Robert J. Higgins	None	None	None
Peter C. Marshall	None	None	None
Mary E. Martinez(3)	None	None	None
Marilyn McCoy	None	None	None
Mitchell M. Merin(3)	None	None	None
William G. Morton, Jr.	None	None	None
Dr. Robert A. Oden, Jr.	None	None	None
Marian U. Pardo(4)	None	None	None
Frederick W. Ruebeck	None	None	None
James J. Schonbachler	None	None	None

Interested Trustee Not Affiliated With The Adviser
Frankie D. Hughes	None	None	None

Name of Trustee	Ownership of Tax Free Money Market Fund	Ownership of Municipal Money Market Fund	Ownership of California Municipal Money Market Fund
Independent Trustees
John F. Finn	None	None	None
Dr. Matthew Goldstein	None	None	None
Robert J. Higgins	None	None	None

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Name of Trustee	Ownership of Tax Free Money Market Fund	Ownership of Municipal Money Market Fund	Ownership of California Municipal Money Market Fund
Peter C. Marshall	None	None	None
Mary E. Martinez(3)	None	None	None
Marilyn McCoy	None	None	None
Mitchell M. Merin(3)	None	None	None
William G. Morton, Jr.	None	None	None
Dr. Robert A. Oden, Jr.	None	None	None
Marian U. Pardo(4)	None	None	None
Frederick W. Ruebeck	None	None	None
James J. Schonbachler	None	None	None

Interested Trustee Not Affiliated With The Adviser
Frankie D. Hughes	None	None	None

Name of Trustee	Ownership of Michigan Municipal Money Market Fund	Ownership of New York Municipal Money Market Fund	Ownership of Ohio Municipal Money Market Fund
Independent Trustees
John F. Finn	None	None	None
Dr. Matthew Goldstein	None	None	None
Robert J Higgins	None	None	None
Peter C. Marshall	None	None	None
Mary E. Martinez(3)	None	None	None
Marilyn McCoy	None	None	None
Mitchell M. Merin(3)	None	None	None
William G. Morton, Jr.	None	None	None
Dr. Robert A. Oden, Jr.	None	None	None
Marian U. Pardo(4)	None	None	None
Frederick W. Ruebeck	None	None	None
James J. Schonbachler	None	None	None

Interested Trustee Not Affiliated With The Adviser
Frankie D. Hughes	None	None	None

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Name of Trustee	Ownership of Current Yield Money Market Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by the Trustee in the Family of Investment Companies(1)(2)
Independent Trustees
John F. Finn	None	Over $100,000
Dr. Matthew Goldstein	None	Over $100,000
Robert J Higgins	None	Over $100,000
Peter C. Marshall	None	Over $100,000
Mary E. Martinez(3)	None	None
Marilyn McCoy	None	Over $100,000
Mitchell M. Merin(3)	None	None
William G. Morton, Jr.	None	Over $100,000
Dr. Robert A. Oden, Jr.	None	Over $100,000
Marian U. Pardo(4)	None	None
Frederick W. Ruebeck	None	Over $100,000
James J. Schonbachler	None	Over $100,000

Interested Trustee Not Affiliated With The Adviser
Frankie D. Hughes	None	Over $100,000

(1)	A Family of Investment Companies means any two or more registered investment companies that share the same investment adviser or principal underwriter and hold themselves out to investors as related companies for purposes of investment and investor services. The Family of Investment Companies for which the Board of Trustees currently serves includes eleven registered investment companies (170 Funds) including JPMMFG which liquidated November 29, 2012 and is in the process of winding up its affairs.
(2)	For Ms. McCoy and Messrs. Finn, Higgins, Marshall, Oden and Ruebeck, these amounts include deferred compensation balances, as of December 31, 2011 through participation in the J.P. Morgan Funds’ Deferred Compensation Plan for Eligible Trustees. For a more complete discussion, see the “Trustee Compensation” section in Part II of this SAI.
(3)	Ms. Martinez and Mr. Merin became members of the Board of Trustees effective January 1, 2013.
(4)	Ms. Pardo will become a member of the Board of Trustees effective February 1, 2013.

As of December 31, 2011, none of the independent Trustees or their immediate family members owned securities of the Adviser or JPMorgan Distribution Services, Inc. (“JPMDS” or the “Distributor”), the Funds’ distributor, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Adviser or JPMDS.

Trustee Compensation

Prior to January 1, 2013, the Funds of the J.P. Morgan Funds Complex overseen by the Trustees paid each Trustee an annual fee of $275,000 and reimbursed each Trustee for expenses incurred in connection with service as a Trustee. Beginning January 1, 2013, the Funds of the J.P. Morgan Funds Complex overseen by the Trustees will pay each Trustee an annual fee of $315,000 and reimburse each Trustee for expenses incurred in connection with service as a Trustee. In addition, the Funds pay the Chairman $225,000, the Vice Chairman $75,000 and from December 1, 2011 through February 29, 2012, the assistant to the Audit and Valuation Committee Chairman $6,250. The Chairman and Vice Chairman receive no additional compensation for service as committee or sub-committee chairmen. Committee chairs and sub-committee chairs who are not already receiving an additional fee are each paid $50,000. The Trustees may hold various other directorships unrelated to the J.P. Morgan Funds Complex. The J.P. Morgan Funds bore expenses related to administrative and staffing services provided to the former Chairman, in lieu of establishing an office of the former Chairman, in the amount of $6,000 per month.

Trustee aggregate compensation paid by each of the Funds and the J.P. Morgan Funds Complex for the calendar year ended December 31, 2011, is set forth below:

Name of Trustee	Prime Money Market Fund	Liquid Assets Money Market Fund	U.S. Government Money Market Fund
Independent Trustees
John F. Finn	$83,890	$6,327	$41,848
Dr. Matthew Goldstein	104,231	7,334	48,214
Robert J. Higgins	104,231	7,334	48,214
Peter C. Marshall	106,769	8,053	53,263
Mary E. Martinez(2)	None	None	None
Marilyn McCoy	104,231	7,334	48,214
Mitchell M. Merin(2)	None	None	None

Part I - 35

Name of Trustee	Prime Money Market Fund	Liquid Assets Money Market Fund	U.S. Government Money Market Fund
William G. Morton, Jr.	$83,890	$6,327	$41,848
Dr. Robert A. Oden, Jr.	83,890	6,327	41,848
Marian U. Pardo(3)	None	None	None
Frederick W. Ruebeck	104,231	7,334	48,214
James J. Schonbachler	84,459	6,376	42,183

Interested Trustee Not Affiliated With The Adviser
Frankie D. Hughes	83,890	6,327	41,848

Name of Trustee	U.S. Treasury Plus Money Market Fund	Federal Money Market Fund	100% U.S. Treasury Securities Money Market Fund
Independent Trustees
John F. Finn	$8,806	$4,537	$11,956
Dr. Matthew Goldstein	10,128	5,235	13,797
Robert J. Higgins	10,128	5,235	13,797
Peter C. Marshall	11,209	5,775	15,217
Mary E. Martinez(2)	None	None	None
Marilyn McCoy	10,128	5,235	13,797
Mitchell M. Merin(2)	None	None	None
William G. Morton, Jr.	8,806	4,537	11,956
Dr. Robert A. Oden, Jr.	8,806	4,537	11,956
Marian U. Pardo(3)	None	None	None
Frederick W. Ruebeck	10,128	5,235	13,797
James J. Schonbachler	8,880	4,569	12,059

Interested Trustee Not Affiliated With The Adviser
Frankie D. Hughes	8,806	4,537	11,956

Name of Trustee	Tax Free Money Market Fund	Municipal Money Market Fund	California Municipal Money Market Fund
Independent Trustees
John F. Finn	$14,199	$2,201	$863
Dr. Matthew Goldstein	16,419	2,548	999
Robert J. Higgins	16,419	2,548	999
Peter C. Marshall	18,072	2,801	1,098
Mary E. Martinez(2)	None	None	None
Marilyn McCoy	16,419	2,548	999
Mitchell M. Merin(2)	None	None	None
William G. Morton, Jr.	14,199	2,201	863
Dr. Robert A. Oden, Jr.	14,199	2,201	863
Marian U. Pardo(3)	None	None	None
Frederick W. Ruebeck	16,419	2,548	999
James J. Schonbachler	14,291	2,217	869

Interested Trustee Not Affiliated With The Adviser
Frankie D. Hughes	14,199	2,201	863

Name of Trustee	Michigan Municipal Money Market Fund	New York Municipal Money Market Fund	Ohio Municipal Money Market Fund
Independent Trustees
John F. Finn	$114	$1,036	$48

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Name of Trustee	Michigan Municipal Money Market Fund	New York Municipal Money Market Fund	Ohio Municipal Money Market Fund
Dr. Matthew Goldstein	$132	$1,196	$56
Robert J. Higgins	132	1,196	56
Peter C. Marshall	146	1,318	61
Mary E. Martinez(2)	None	None	None
Marilyn McCoy	132	1,196	56
Mitchell M. Merin(2)	None	None	None
William G. Morton, Jr.	114	1,036	48
Dr. Robert A. Oden, Jr.	114	1,036	48
Marian U. Pardo(3)	None	None	None
Frederick W. Ruebeck	132	1,196	56
James J. Schonbachler	115	1,043	48

Interested Trustee Not Affiliated With The Adviser
Frankie D. Hughes	114	1,036	48

Name of Trustee	Current Yield Money Market Fund	Total Compensation Paid from Fund Complex(1)(9)
Independent Trustees
John F. Finn	$7	$275,000	(4)
Dr. Matthew Goldstein	8	325,000
Robert J. Higgins	8	325,000	(5)
Peter C. Marshall	8	350,000
Mary E. Martinez(2)	None	None
Marilyn McCoy	8	325,000
Mitchell M. Merin(2)	None	None
William G. Morton, Jr.	7	275,000
Dr. Robert A. Oden, Jr.	7	275,000	(6)
Marian U. Pardo(3)	None	None
Frederick W. Ruebeck	8	325,000	(7)
James J. Schonbachler	7	277,083	(8)

Interested Trustee Not Affiliated With The Adviser
Frankie D. Hughes	7	275,000

(1)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees currently serves includes eleven registered investment companies (170 Funds) including JPMMFG which liquidated November 29, 2012 and is in the process of winding up its affairs.
(2)	Ms. Martinez and Mr. Merin became members of the Board of Trustees effective January 1, 2013.
(3)	Ms. Pardo will become a member of the Board of Trustees effective February 1, 2013.
(4)	Includes $275,000 of Deferred Compensation.
(5)	Includes $325,000 of Deferred Compensation.
(6)	Includes $82,500 of Deferred Compensation.
(7)	Includes $130,000 of Deferred Compensation.
(8)	Includes $2,083 of compensation related to Mr. Schonbachler’s duties as assistant to the Audit and Valuation Committee Chairman.
(9)	William J. Armstrong, Fergus Reid III, and Leonard M. Spalding, Jr. retired as Trustees of the Trusts effective December 31, 2012. For the period specified in the table above, the former trustees were paid the following total compensation from the J.P. Morgan Funds Complex.

Name of Former Trustee	Total Compensation Paid from Fund Complex	Amount of Deferred Compensation Included in Total
William J. Armstrong	$325,000	None
Fergus Reid, III	$500,000	Includes $100,000 of Deferred Compensation
Leonard M. Spalding, Jr.	$325,000	Includes $325,000 of Deferred Compensation

For a more complete discussion, see the “Trustee Compensation” section in Part II of this SAI.

INVESTMENT ADVISER

Investment Advisory Fees

For the fiscal periods indicated, the Funds paid the following investment advisory fees to JPMIM and JPMIM waived investment advisory fees (amounts waived are in parentheses) (amounts in thousands):

Part I - 37

	Fiscal Year Ended 2/28/10*		Fiscal Year Ended 2/28/11		Fiscal Year Ended 2/29/12
Funds	Paid	Waived	Paid	Waived
Prime Money Market Fund	$134,258	$—	$108,956	($52)	$96,356	$—
Federal Money Market Fund	12,932	—	7,682	(1)	1,186	(3,666)
100% U.S. Treasury Securities Money Market Fund	13,502	(3,103)	13,265	(746)	1,307	(14,236)
Tax Free Money Market Fund	22,176	—	18,960	(8)	15,262	(501)
California Municipal Money Market Fund	987	—	997	(1)	936	(128)
New York Municipal Money Market Fund	1,416	—	1,266	(7)	1,166	(14)
Liquid Assets Money Market Fund	10,766	(5)	7,743	(1)	7,986	—
U.S. Government Money Market Fund	80,751	(4)	57,453	(41)	24,636	(26,061)
U.S. Treasury Plus Money Market Fund	17,018	(318)	11,720	(26)	1,815	(8,976)
Municipal Money Market Fund	3,016	—	3,068	—	2,534	—
Michigan Municipal Money Market Fund	140	—	159	—	110	(26)
Ohio Municipal Money Market Fund	62	(4)	47	(7)	15	(43)
Current Yield Money Market Fund**	N/A	N/A	—	(3)	—	(8)

*	Effective January 1, 2010, the investment advisory business of JPMorgan Investment Advisors Inc. (“JPMIA”) was transferred to JPMIM, and JPMIM became the investment adviser for the JPMT II Funds.
**	The Fund commenced operations on 9/30/10. Therefore, the fiscal year ended 2/28/11 covers the period from 9/30/10 through 2/28/11.

ADMINISTRATOR

Administrator Fees

The table below sets forth the administration fees paid by the Funds (the amounts voluntarily waived are in parentheses) for the fiscal periods indicated (amounts in thousands).

	Fiscal Year Ended 2/28/10		Fiscal Year Ended 2/28/11		Fiscal Year Ended 2/29/12
	Paid	Waived	Paid	Waived	Paid	Waived
Prime Money Market Fund	$105,909	$—	$91,716	$—	$83,651	$—
Liquid Assets Money Market Fund	8,323	(173)	6,386	(129)	6,933	—
U.S. Government Money Market Fund	58,513	(5,145)	42,874	(5,508)	43,901	(115)
U.S. Treasury Plus Money Market Fund	13,657	—	9,884	—	8,016	(1,358)
Federal Money Market Fund	10,187	—	6,313	(150)	3,416	(797)

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	Fiscal Year Ended 2/28/10		Fiscal Year Ended 2/28/11		Fiscal Year Ended 2/29/12
	Paid	Waived	Paid	Waived	Paid	Waived
100% U.S. Treasury Securities Money Market Fund	$13,077	$—	$11,794	$—	$7,455	($6,045)
Tax Free Money Market Fund	17,476	—	15,965	—	13,684	—
Municipal Money Market Fund	2,384	—	2,581	—	2,201	—
California Municipal Money Market Fund	780	—	840	—	924	—
Michigan Municipal Money Market Fund	111	—	134	—	118	—
New York Municipal Money Market Fund	1,116	—	1,071	—	1,025	—
Ohio Municipal Money Market Fund	52	—	45	—	24	(27)
Current Yield Money Market Fund*	N/A	N/A	2	(1)	—	(7)

*	The Fund commenced operations on 9/30/10. Therefore, the fiscal year ended 2/28/11 covers the period from 9/30/10 through 2/28/11.

For a more complete discussion, see the “Administrator” section in Part II of this SAI.

DISTRIBUTOR

Compensation Paid to JPMDS

The following table describes the compensation paid to the principal underwriter, JPMDS, for the fiscal year ended February 29, 2012.

Fund	Net Underwriting Discounts and Commissions	Compensation on Redemptions and Repurchases	Brokerage Commissions	Other Compensation
Prime Money Market Fund	$—	$43,425	$—	$46,040
Liquid Assets Money Market Fund	—	72,188	20	381,033
U.S. Government Money Market Fund	—	—	—	65,044
U.S. Treasury Plus Money Market Fund	—	1,561	—	19,210
Federal Money Market Fund	—	—	—	7,154
100% U.S. Treasury Securities Money Market Fund	—	—	—	11
Tax Free Money Market Fund	—	—	—	6
Municipal Money Market Fund	—	—	—	68,650
California Municipal Money Market Fund	—	—	—	41
Michigan Municipal Money Market Fund	—	—	—	39
New York Municipal Money Market Fund	—	—	—	186
Ohio Municipal Money Market Fund	—	—	—	261
Current Yield Money Market	—	—	—	—

*	Fees paid by the Funds pursuant to Rule 12b-1 are provided in the “Distribution Fees” section below.

JPMDS retained no underwriting commissions for the fiscal years ended February 28, 2010, February 28, 2011 and February 29, 2012. For more information on JPMDS, see the “Distributor” section in Part II of this SAI.

Part I - 39

Distribution Fees

The table below sets forth the Rule 12b-1 fees that the Funds paid to JPMDS, with respect to the fiscal periods indicated (amounts waived are in parentheses) (amounts in thousands):

	Fiscal Year Ended 2/28/10			Fiscal Year Ended 2/28/11		Fiscal Year Ended 2/29/12
Fund	Paid		Waived	Paid	Waived	Paid		Waived
Prime Money Market Fund
Class B Shares	$35		($40)	$5	($34)	$3		($22)
Class C Shares	31		(37)	7	(55)	9		(87)
Reserve Shares	3,250		(4,893)	11	(5,038)	28		(4,074)
Cash Management Shares	386		(1,133)	1	(2,446)	—	^	(2,683)
Service Shares	2		(2,293)	6	(6,236)	6		(7,946)
Eagle Class Shares[1]	N/A		N/A	—	(2,003)	—		(2,474)

Liquid Assets Money Market Fund
Morgan Shares	1,333		(1,865)	—	(2,943)	—		(2,939)
Class B Shares	101		(94)	14	(81)	6		(50)
Class C Shares	1,568		(1,793)	416	(2,448)	311		(2,651)
Reserve Shares	728		(736)	32	(768)	27		(664)
Service Shares	949		(1,880)	23	(1,488)	37		(1,065)
E*TRADE Class Shares	11		(292)	—	(1,112)	—		(1,173)

U.S. Government Money Market Fund
Morgan Shares	804		(2,336)	56	(2,025)	23		(2,166)
Reserve Shares	64		(214)	2	(124)	5		(87)
Service Shares	208		(2,753)	10	(3,149)	35		(4,145)
Eagle Class Shares[2]	N/A		N/A	N/A	N/A	N/A		N/A

U.S. Treasury Plus Money Market Fund
Morgan Shares	30		(1,351)	24	(938)	11		(694)
Class B Shares	2		(10)	—	(6)	—		(4)
Class C Shares	93		(736)	7	(1,031)	—		(1,378)
Reserve Shares	51		(3,955)	24	(2,849)	8		(2,680)
Service Shares	—	^	(— )^	—	(1)	—		(1)
Eagle Class Shares[2]	N/A		N/A	N/A	N/A	N/A		N/A

Federal Money Market Fund
Morgan Shares	27		(199)	1	(176)	—		(210)
Reserve Shares	25		(298)	2	(93)	—		(27)

100% U.S. Treasury Securities Money Market Fund
Morgan Shares	—		(1,482)	—	(1,356)	—		(1,527)
Reserve Shares	2		(2,487)	—	(317)	—		(128)
Service Shares	—	^	(— )^	—	(1)	—	^	(— )^

Tax Free Money Market Fund
Morgan Shares	186		(500)	—	(507)	—		(437)

Part I - 40

	Fiscal Year Ended 2/28/10		Fiscal Year Ended 2/28/11		Fiscal Year Ended 2/29/12
Fund	Paid	Waived	Paid	Waived	Paid	Waived
Reserve Shares	$3,993	($14,414)	$—	($14,752)	$—	($15,957)
Eagle Class Shares[1]	N/A	N/A	6	(1,744)	—	(2,658)

Municipal Money Market Fund
Morgan Shares	258	(150)	1	(321)	1	(305)
Reserve Shares	215	(175)	1	(277)	1	(153)
Service Shares	160	(1,061)	5	(2,008)	10	(1,694)
E*TRADE Class Shares	3,326	(5,782)	47	(9,468)	54	(9,915)

California Municipal Money Market Fund
Morgan Shares	154	(330)	—	(382)	—	(379)
E*TRADE Class Shares	513	(3,626)	—	(4,389)	—	(4,942)
Service Shares	—	(363)	—	(801)	—	(763)

Michigan Municipal Money Market Fund
Morgan Shares	10	(10)	—	(11)	—	(9)
Reserve Shares	17	(233)	1	(389)	—	(326)

New York Municipal Money Market Fund
Morgan Shares	509	(528)	—	(806)	—	(715)
Reserve Shares	470	(568)	—	(963)	—	(936)
E*TRADE Class Shares	423	(1,256)	6	(1,800)	—	(1,850)
Service Shares	8	(224)	—	(596)	—	(462)

Ohio Municipal Money Market Fund
Morgan Shares	22	(11)	—	(23)	—	(21)
Reserve Shares	61	(38)	—	(59)	—	(58)
Service Shares	—	(44)	—	(101)	—	(145)

Current Yield Money Market Fund[3]
Capital Shares	N/A	N/A	—	—	—	—
Institutional Shares	N/A	N/A	—	—	—	—

1	Shares commenced operations as of May 10, 2010.
2	Shares commenced operations as of March 1, 2012.
3	Fund commenced operations as of September 30, 2010.
^	Amount rounds to less than $1,000.

For a more complete discussion, see the “Distribution Plan” section in Part II of this SAI.

SHAREHOLDER SERVICING

Shareholder Services Fees

Under the Shareholder Servicing Agreement, each Fund has agreed to pay JPMDS, for providing shareholder services and other related services, a fee at the following annual rates (expressed as a percentage of the average daily net assets of Fund shares owned by or for shareholders):

Capital	0.05%
Institutional Class	0.10%
Agency and Direct	0.15%
Premier, Cash Management, Service, Reserve, Eagle Class and E*TRADE Class	0.30%*
Morgan and Investor	0.35%**
Class B and Class C	0.25%

Part I - 41

*	The amount payable for “service fees”, as defined by the Financial Industry Regulatory Authority (“FINRA”), does not exceed 0.25% of the average annual net assets attributable to these shares. The 0.05% balance of the fees is for shareholder administrative services.
**	The amount payable for “service fees” (as defined by the FINRA) does not exceed 0.25% of the average annual net assets attributable to these shares. The 0.10% balance of the fees is for shareholder administrative services.

The table below sets forth the fees paid to JPMDS (the amounts voluntarily waived are in parentheses) for the fiscal periods indicated (amounts in thousands):

	Fiscal Year Ended 2/28/10		Fiscal Year Ended 2/28/11		Fiscal Year Ended 2/29/12
Fund	Paid	Waived	Paid	Waived	Paid	Waived
Prime Money Market Fund
Capital Shares	$15,794	($31,254)	$17,615	($21,383)	$14,410	($19,819)
Morgan Shares	16,686	(3,835)	5,308	(6,522)	3,580	(6,115)
Premier Shares	22,190	(4,082)	8,122	(7,621)	4,542	(5,929)
Agency Shares	13,860	(5,315)	11,949	(5,528)	10,221	(5,204)
Class B Shares	7	(18)	3	(10)	2	(6)
Class C Shares	7	(16)	5	(16)	8	(24)
Institutional Class Shares	21,900	(19,754)	16,894	(15,220)	14,718	(14,195)
Reserve Shares	8,168	(1,604)	3,150	(2,909)	2,082	(2,841)
Cash Management Shares	727	(184)	771	(697)	694	(916)
Service Shares	643	(505)	1,629	(1,492)	1,724	(2,252)
Investor Shares	380	(410)	857	(1,031)	732	(1,267)
Direct Shares	683	(38)	1,326	(126)	1,716	(460)
Eagle Class Shares[1]	N/A	N/A	1,363	(1,041)	1,257	(1,712)

Liquid Assets Money Market Fund
Morgan Shares	8,775	(2,418)	4,630	(5,669)	3,794	(6,493)
Class B Shares	16	(49)	6	(26)	4	(15)
Class C Shares	269	(851)	178	(777)	195	(792)
Premier Shares	1,474	(212)	448	(417)	202	(275)
Agency Shares	358	(179)	264	(195)	194	(133)
Institutional Class Shares	1,240	(1,551)	760	(1,281)	1,054	(1,596)
Reserve Shares	1,538	(218)	467	(493)	327	(502)
Investor Shares	1,847	(391)	916	(1,105)	693	(1,171)
Service Shares	1,235	(180)	372	(383)	196	(355)
Capital Shares	364	(1,803)	168	(1,018)	231	(982)
E*TRADE Class Shares	70	(82)	218	(338)	174	(413)

U.S. Government Money Market Fund
Morgan Shares	7,122	(3,865)	1,701	(5,581)	155	(7,505)
Premier Shares	10,496	(5,855)	4,229	(10,757)	232	(13,663)
Agency Shares	15,998	—	12,313	—	368	(11,029)
Institutional Class Shares	12,335	(11,753)	8,284	(7,288)	531	(10,058)
Reserve Shares	236	(99)	42	(109)	3	(108)
Service Shares	960	(520)	431	(1,148)	56	(2,034)
Capital Shares	8,306	(19,572)	8,650	(9,771)	807	(15,547)
Investor Shares	1,102	(3,032)	2,880	(8,887)	168	(15,203)
Direct Shares	68	(21)	193	(149)	36	(761)
Eagle Class Shares[2]	N/A	N/A	N/A	N/A	N/A	N/A

U.S. Treasury Plus Money Market Fund
Morgan Shares	1,681	(3,151)	480	(2,888)	38	(2,430)
Class B Shares	1	(3)	—	(2)	—	(1)

Part I - 42

	Fiscal Year Ended 2/28/10		Fiscal Year Ended 2/28/11			Fiscal Year Ended 2/29/12
Fund	Paid	Waived	Paid		Waived	Paid		Waived
Class C Shares	$55	($221)	$63		($283)	$1		($458)
Premier Shares	1,582	(2,235)	417		(1,986)	12		(1,885)
Agency Shares	1,575	(1,697)	1,013		(1,896)	16		(2,197)
Institutional Class Shares	5,318	(8,366)	3,433		(4,495)	84		(7,007)
Reserve Shares	1,974	(2,831)	582		(2,866)	38		(3,188)
Investor Shares	1,237	(2,101)	349		(1,909)	4		(1,559)
Service Shares	—	—	—	^	(— )^	—	^	(— )^
Direct Shares	167	(566)	573		(1,104)	26		(2,793)
Eagle Class Shares[2]	N/A	N/A	N/A		N/A	N/A		N/A

Federal Money Market Fund
Morgan Shares	477	(315)	99		(521)	2		(733)
Premier Shares	2,481	(1,119)	432		(1,703)	6		(1,478)
Agency Shares	1,418	(706)	607		(922)	8		(1,421)
Institutional Class Shares	6,600	(6,594)	3,511		(4,147)	38		(4,359)
Reserve Shares	258	(130)	23		(91)	—		(32)

100% U.S. Treasury Securities Money Market Fund
Capital Shares	526	(2,999)	303		(3,041)	—		(3,717)
Morgan Shares	879	(4,307)	57		(4,690)	—		(5,344)
Premier Shares	1,423	(5,799)	73		(5,223)	—		(4,610)
Agency Shares	954	(1,657)	80		(2,625)	—		(2,514)
Institutional Class Shares	2,489	(4,593)	249		(5,525)	—		(7,204)
Reserve Shares	759	(2,228)	5		(376)	—		(154)
Service Shares	—	—	—	^	(— )^	—	^	(— )^

Tax Free Money Market Fund
Morgan Shares	1,685	(718)	731		(1,044)	282		(1,248)
Premier Shares	10,522	(3,269)	4,124		(4,473)	1,598		(5,862)
Agency Shares	1,489	(586)	997		(475)	437		(733)
Institutional Class Shares	7,201	(6,489)	6,755		(6,000)	3,223		(5,331)
Reserve Shares	16,462	(5,626)	8,493		(9,210)	4,042		(15,106)
Direct Shares	—	—	—	^	(— )^	—	^	(— )^
Eagle Class Shares[1]	N/A	N/A	942		(1,159)	598		(2,592)

Municipal Money Market Fund
Morgan Shares	1,189	(239)	653		(473)	465		(607)
Premier Shares	363	(61)	237		(113)	154		(149)
Agency Shares	112	(66)	79		(51)	72		(50)
Institutional Class Shares	493	(732)	520		(757)	268		(405)
Reserve Shares	410	(58)	226		(107)	90		(94)
Service Shares	495	(115)	680		(326)	425		(427)
E*TRADE Class Shares	3,362	(1,192)	3,022		(1,736)	2,303		(2,681)

California Municipal Money Market Fund
Morgan Shares	944	(749)	514		(824)	182		(1,144)
E*TRADE Class Shares	1,145	(925)	922		(1,272)	331		(2,140)
Service Shares	61	(120)	179		(221)	56		(325)

Michigan Municipal Money Market Fund
Morgan Shares	37	(35)	13		(24)	3		(29)
Premier Shares	80	(84)	42		(56)	11		(82)
Reserve Shares	97	(204)	199		(269)	46		(345)

Part I - 43

	Fiscal Year Ended 2/28/10		Fiscal Year Ended 2/28/11			Fiscal Year Ended 2/29/12
Fund	Paid	Waived	Paid		Waived	Paid		Waived
New York Municipal Money Market Fund
Morgan Shares	$3,148	($480)	$1,381		($1,439)	$644		($1,861)
Reserve Shares	1,130	(115)	664		(491)	333		(790)
E*TRADE Class Shares	638	(202)	486		(417)	242		(683)
Service Shares	99	(17)	171		(127)	69		(162)

Ohio Municipal Money Market Fund
Morgan Shares	55	(60)	6		(75)	1		(75)
Premier Shares	2	(6)	1		(10)	—		(12)
Reserve Shares	56	(63)	5		(66)	1		(69)
Service Shares	3	(19)	4		(47)	—		(72)

Current Yield Money Market Fund[3]
Capital Shares	N/A	N/A	—		(2)	—		(5)
Institutional Class Shares	N/A	N/A	—	^	(— )^	—	^	(— )^

1	Shares commenced operations as of May 10, 2010.
2	Shares commenced operations as of March 1, 2012.
3	Fund commenced operations as of September 30, 2010.
^	Amount rounds to less than $1,000.

For a more complete discussion, see the “Shareholder Servicing” section in Part II of this SAI.

BROKERAGE AND RESEARCH SERVICES

Broker Research

For the fiscal year ended February 29, 2012, the Adviser had no allocated brokerage commissions to brokers who provided broker research to report, including third party broker research to the Funds.

Securities of Regular Broker-Dealers

As of February 29, 2012, certain Funds owned securities of their regular broker-dealers (or parents) as shown below:

Fund	Name of Broker-Dealer	Value of Securities Owned (000s)
Prime Money Market Fund	ABN AMRO Inc.	$734,968
	Bank of America Corporation	1,258,400
	Barclays Capital Inc.	6,448,177
	Citigroup Global Markets Inc.	1,825,000
	Credit Suisse First Boston LLC	2,754,000
	Deutsche Bank AG	3,706,813
	HSBC Securities Inc.	2,543,014
	Merrill Lynch & Co. Inc.	1,511,042
	Royal Bank of Scotland Group	2,979,000
	UBS Financial Services Inc.	1,926,961

Tax Free Money Market Fund	Deutsche Bank AG	1,883,009

California Municipal Money Market Fund	Barclays Capital Inc.	31,285
	Deutsche Bank AG	145,426

New York Municipal Money Market Fund	Deutsche Bank AG	58,030

Part I - 44

Fund	Name of Broker-Dealer	Value of Securities Owned (000s)
Current Yield Money Market Fund	Barclays Capital Inc.	$1,378
	Deutsche Bank AG	845
	Merrill Lynch & Co. Inc.	2,000
	Royal Bank of Scotland Group	2,425

Liquid Assets Money Market Fund	ABN AMRO Inc.	57,998
	Bank of America Corporation	115,000
	Barclays Capital Inc.	748,968
	Citigroup Global Markets Inc.	250,000
	Credit Suisse First Boston LLC	259,000
	Deutsche Bank AG	798,110
	HSBC Securities Inc.	198,001
	Merrill Lynch & Co. Inc.	120,000
	Royal Bank of Scotland Group	371,000
	UBS Financial Services Inc.	224,000

U.S. Government Money Market Fund	Barclays Capital Inc.	2,500,000
	Citigroup Global Markets Inc.	981,000
	Credit Suisse First Boston LLC	500,000
	Deutsche Bank AG	2,500,000
	Goldman Sachs and Company	6,000,000
	HSBC Securities Inc.	1,000,000
	Merrill Lynch & Co. Inc.	690,605
	UBS Financial Services Inc.	1,981,000

U.S. Treasury Plus Money Market Fund	Barclays Capital Inc.	1,375,000
	Credit Suisse First Boston LLC	250,000
	Deutsche Bank AG	1,500,000
	Merrill Lynch & Co. Inc.	622,121
	Royal Bank of Scotland Group	1,000,000

Michigan Municipal Money Market Fund	Deutsche Bank AG	12,355

Municipal Money Market Fund	Deutsche Bank AG	309,285
	Lehman Brothers Inc.	12,640

Ohio Municipal Money Market Fund	Deutsche Bank AG	7,820

For a more complete discussion, see the “Portfolio Transactions” section in Part II of this SAI.

FINANCIAL INTERMEDIARY

Other Cash Compensation Payments

During the fiscal year ended February 29, 2012, JPMIM and SCR&M paid approximately $128,410,351 and $147,004, respectively, for all of the J.P. Morgan Funds pursuant to their other cash compensation arrangements. For a more complete discussion, see the “Cash Compensation to Financial Intermediaries” section in Part II of this SAI.

Part I - 45

TAX MATTERS

State Specific Tax Information

The exemption from federal income tax for exempt-interest dividends does not necessarily result in exemption for such dividends under the income or other tax laws of any state or local authority. Shareholders are advised to consult with their own tax advisors about state and local tax matters. Following is a brief discussion of treatment of exempt-interest dividends by certain states.

California Taxes. In general, as long as the California Municipal Money Market Fund continues to qualify as a regulated investment company under the federal Internal Revenue Code of 1986, as amended (“the Code”), it will incur no California income or franchise tax liability on income and capital gains distributed to shareholders.

California personal income tax law provides that dividends paid by a regulated investment company, or series thereof, from interest on obligations that would be exempt from California personal income tax if held directly by an individual, are excludable from gross income if such dividends are reported by the fund as such exempt-interest dividends in written statements furnished to shareholders. In general, such exempt obligations will include California exempt and U.S. exempt obligations. Moreover, for a fund to qualify to pay such exempt-interest dividends under California law, at least 50% of the value of its assets must consist of such exempt obligations at the close of each quarter of its fiscal year and such fund must be qualified as a regulated investment company.

Distributions to individual shareholders derived from items other than exempt-interest described above will be subject to California personal income tax. In addition, corporate shareholders should note that dividends will not be exempt from California corporate franchise tax and may not be exempt from California corporate income tax. California has an alternative minimum tax (“AMT”) similar to the federal AMT. However, the California AMT does not include interest from private activity municipal obligations as an item of tax preference. Interest on indebtedness incurred or continued by a shareholder in connection with the purchase of shares of the Fund will not be deductible for California personal income tax purposes.

In general, exempt obligations will include California exempt and U.S. exempt obligations. Under California law, exempt-interest dividends (including some dividends paid after the close of the year as described in Section 855 of the Internal Revenue Code) may not exceed the excess of (A) the amount of interest received by the fund which would be tax-exempt interest if the obligations on which the interest was paid were held by an individual over (B) the amount that would be considered expenses related to exempt income and thus would not be deductible under California personal income tax law.

Investors should consult their advisers about other state and local tax consequences of the investment in the fund as well as about any California tax consequences related to any special tax status or considerations applicable to such investors.

Michigan Taxes. Dividends received from the Michigan Municipal Money Market Fund that are derived from interest attributable to tax-exempt securities of the State of Michigan or its political subdivisions (“Michigan Municipal Obligations”) will be exempt from Michigan personal income tax and Michigan corporate income tax. Conversely, to the extent that the Fund’s dividends are derived from interest on obligations other than Michigan Municipal Obligations or certain U.S. government obligations (or are derived from short-term or long-term gains), such dividends may be subject to Michigan income tax and Michigan corporate income tax, even though the dividends may be exempt for federal income tax purposes. Except as noted above with respect to Michigan income taxation, distributions of net income may be taxable to investors as dividend income under other state or local laws even though a substantial portion of such distributions may be derived from interest on tax-exempt obligations which, if realized directly, would be exempt from such income taxes.

New York Taxes. Dividends paid by the New York Municipal Money Market Fund that are derived from interest attributable to obligations of the State of New York or its political subdivisions or certain other governmental entities (for example, the Commonwealth of Puerto Rico or the U.S. Virgin Islands), the interest on which was excludable from gross income for purposes of both federal income taxation and New York State and City personal income taxation (“New York Tax-Exempt Bonds”) and designated as such, generally are exempt from New York State and New York City personal

Part I - 46

income tax as well as from the New York City unincorporated business tax (but not the New York State corporation franchise tax or New York City general corporation tax), provided that such dividends constitute exempt-interest dividends under Section 852(b)(5) of the Code. Dividends and other distributions (aside from exempt-interest dividends derived from New York Tax-Exempt Bonds) generally are not exempt from New York State and City taxes. For New York State and City tax purposes, distributions of net long-term capital gain will be taxable at the same rates as ordinary income.

Distributions by the Fund from investment income and capital gains, including exempt-interest dividends, also generally are included in a corporation’s net investment income for purposes of calculating such corporation’s obligations under the New York State corporate franchise tax and the New York City general corporation tax, if received by a corporation subject to those taxes, and will be subject to such taxes to the extent that a corporation’s net investment income is allocated to New York State and/or New York City. To the extent that investors are subject to state and local taxes outside of New York State, all dividends paid by the Fund may be taxable income for purposes thereof. To the extent that the Fund’s dividends are derived from interest attributable to the obligations of any other state or of a political subdivision of any such other state or are derived from capital gains, such dividends will generally not be exempt from New York State or New York City tax. The New York AMT excludes tax-exempt interest as an item of tax preference. Interest incurred to buy or carry shares of the Fund is not deductible for federal, New York State or New York City personal income tax purposes. Investors should consult their advisers about other New York and state and local tax consequences of the investment in the Fund.

Ohio Taxes. Distributions from the Ohio Municipal Money Market Fund representing interest on obligations held by this Fund which are issued by the State of Ohio, and political or governmental subdivisions thereof as defined in Section 5709.76(D)(10) of the Ohio Revised Code, or nonprofit corporations authorized to issue public securities for or on behalf of Ohio or its political subdivisions or agencies or instrumentalities (“Ohio Obligations”), are exempt from Ohio personal income tax as well as Ohio municipal or school district income taxes. Shareholders that are subject to the Ohio commercial activity tax may exclude such distributions from their taxable gross receipts for purposes of such tax. Corporate shareholders that are subject to the Ohio corporation franchise tax may exclude such distributions from the Ohio corporation franchise tax net income base. Note that for most entities, the corporation franchise tax has been phased out as of the 2010 tax year.

Distributions that are properly attributable to profit on the sale, exchange or other disposition of Ohio Obligations will not be subject to Ohio personal income tax, or municipal or school district income taxes in Ohio and will not be included in the gross receipts base of the Ohio commercial activity tax or the net income base of the Ohio corporation franchise tax. Distributions attributable to other sources generally will not be exempt from Ohio personal income tax, municipal or school district income taxes in Ohio or the gross receipts base of the Ohio commercial activity tax or the net income base of the Ohio corporation franchise tax.

This discussion of Ohio taxes assumes that the Ohio Municipal Money Market Fund will continue to qualify as a regulated investment company under the Internal Revenue Code and that at all times at least 50% of the value of the total assets of the Fund consists of Ohio Obligations or similar obligations of other states or their subdivisions.

Capital Loss Carryforwards

Under the Regulated Investment Company Modernization Act of 2010 (the “2010 Act”), net capital losses recognized by the Funds after February 28, 2011 may get carried forward indefinitely and retain their character as short-term and/or long-term losses. Net capital losses arising in prior years were carried forward eight years and treated as short-term losses. The 2010 Act requires that net capital losses after February 28, 2011 be used before any prior net capital losses.

For Federal income tax purposes, the following Funds had capital loss carryforwards for the fiscal year ended February 29, 2012 (amounts in thousands) incurred prior to the enactment of the 2010 Act:

Part I - 47

Fund		Capital Loss Carryforward	Expiration Date
Municipal Money Market Fund		$410	2/28/2019
	Remaining	$410

Ohio Municipal Money Market Fund		$1	2/28/2019
	Remaining	$1

To the extent that these capital losses are used to offset future capital gains, it is probable that gains so offset will not be distributed to shareholders.

For a more complete discussion, see the “Distributions and Tax Matters” section in Part II of this SAI.

PORTFOLIO HOLDINGS DISCLOSURE

A list of the entities that receive the Funds’ portfolio holdings information, the frequency with which it is provided to them and the length of the lag between the date of the information and the date it is disclosed is provided below:

All Funds
Bloomberg LP	Monthly	30 days after month end
Lipper, Inc.	Monthly	30 days after month end
MorningStar Inc.	Monthly	30 days after month end
Thomson Financial	Monthly	30 days after month end
Vickers Stock Research Corp.	Monthly	30 days after month end
The McGraw Hill Companies—Standard & Poor’s Corporation	Monthly	30 days after month end
Factset	Monthly	30 days after month end
JPMorgan Chase & Co.	Monthly	At least on a 1 day lag

Municipal Money Market Fund
BNY Mellon	Daily	At least on a 1 day lag
Fidelity Investments Institutional Services Company, Inc.	Daily	At least on a 1 day lag
Verisign	Daily	At least on a 1 day lag
ITT Educational Services, Inc.	Quarterly	At least on a 1 day lag

Prime Money Market Fund
Fidelity Investments Institutional Services Company, Inc.	Daily	At least on a 1 day lag
BNY Mellon	Daily	At least on a 1 day lag
Best Buy Investments	Daily	At least on a 1 day lag
Sovereign	Daily	At least on a 1 day lag
Smith Barney	Daily	At least on a 1 day lag
E*Trade	Daily	At least on a 1 day lag
Mizuho	Daily	At least on a 1 day lag
Verisign	Daily	At least on a 1 day lag
Moody’s	Daily	At least on a 1 day lag
Lear	Monthly	At least on a 1 day lag
KPMG	Monthly	At least on a 1 day lag

Part I - 48

GE Asset Management	Monthly	At least on a 1 day lag
Ernst & Young	Monthly	At least on a 1 day lag
Commonfund Securities	Monthly	At least on a 1 day lag
BP	Monthly	At least on a 1 day lag
ABS Investment Management	Monthly	At least on a 1 day lag
Mercer	Monthly	At least on a 1 day lag
Penn State University	Monthly	At least on a 1 day lag
West Virginia Board of Treasury Investments	Monthly	At least on a 1 day lag
Dell Computer Corporation	Monthly	At least on a 1 day lag
Koch Industries	Monthly	At least on a 1 day lag
Ohio Bureau of Worker’s Compensation	Monthly	At least on a 1 day lag
Chicago Mercantile Exchange	Monthly	At least on a 1 day lag
SVB	Monthly	At least on a 1 day lag
Union Bank of California	Monthly	At least on a 1 day lag
Lockheed Martin	Monthly	At least on a 1 day lag
TD Securities	Monthly	At least on a 1 day lag
ITT Educational Services, Inc.	Quarterly	At least on a 1 day lag
Atlas Air	Weekly	At least on a 1 day lag
IBM	Weekly	At least on a 1 day lag
Diamond Hill	Weekly	At least on a 1 day lag
Boeing	Weekly	At least on a 1 day lag
Stanford University	Weekly	At least on a 1 day lag
CBS	Weekly	At least on a 1 day lag
Pepsico	Weekly	At least on a 1 day lag
AmerisourceBergen	Weekly	At least on a 1 day lag

100% U.S. Treasury Securities Money Market Fund
BNY Mellon	Daily	At least on a 1 day lag
Fidelity Investments Institutional Services Company, Inc.	Daily	At least on a 1 day lag
Verisign	Daily	At least on a 1 day lag
Moody’s	Daily	At least on a 1 day lag
Teledyne Technologies	Quarterly	At least on a 1 day lag
Diamond Hill	Weekly	At least on a 1 day lag

U.S. Government Money Market Fund
BNY Mellon	Daily	At least on a 1 day lag
E*Trade	Daily	At least on a 1 day lag
Fidelity Investments Institutional Services Company, Inc.	Daily	At least on a 1 day lag
International Paper	Daily	At least on a 1 day lag
Johnson County Kansas Government	Daily	At least on a 1 day lag
Verisign	Daily	At least on a 1 day lag
TCDRS	Daily	At least on a 1 day lag
Moody’s	Daily	At least on a 1 day lag
Dell Computer Corporation	Monthly	At least on a 1 day lag
TD Securities	Monthly	At least on a 1 day lag
Ohio Bureau of Worker’s Compensation	Monthly	At least on a 1 day lag

Part I - 49

Treasury Partners	Monthly	At least on a 1 day lag
SVB	Monthly	At least on a 1 day lag
Union Bank of California	Monthly	At least on a 1 day lag
Atlas Air	Weekly	At least on a 1 day lag
IBM	Weekly	At least on a 1 day lag
Diamond Hill	Weekly	At least on a 1 day lag

Liquid Assets Money Market Fund
BNY Mellon	Daily	At least on a 1 day lag
Fidelity Investments Institutional Services Company, Inc.	Daily	At least on a 1 day lag
Verisign	Daily	At least on a 1 day lag
Mizuho	Daily	At least on a 1 day lag
Chicago Mercantile Exchange	Monthly	At least on a 1 day lag
Union Bank of California	Monthly	At least on a 1 day lag

U.S. Treasury Plus Money Market Fund
BNY Mellon	Daily	At least on a 1 day lag
Fidelity Investments Institutional Services Company, Inc.	Daily	At least on a 1 day lag
International Paper	Daily	At least on a 1 day lag
Verisign	Daily	At least on a 1 day lag
Moody’s	Daily	At least on a 1 day lag
SVB	Monthly	At least on a 1 day lag

Tax Free Money Market Fund
BNY Mellon	Daily	At least on a 1 day lag
Fidelity Investments Institutional Services Company, Inc.	Daily	At least on a 1 day lag
Verisign	Daily	At least on a 1 day lag
Moody’s	Daily	At least on a 1 day lag
SVB	Monthly	At least on a 1 day lag

Federal Money Market Fund
BNY Mellon	Daily	At least on a 1 day lag
Fidelity Investments Institutional Services Company, Inc.	Daily	At least on a 1 day lag
Verisign	Daily	At least on a 1 day lag
Moody’s	Daily	At least on a 1 day lag

For a more complete discussion, see the “Portfolio Holdings Disclosure” section in Part II of this SAI.

SHARE OWNERSHIP

Trustees and Officers

As of December 31, 2011, the officers and Trustees, as a group, owned less than 1% of the shares of any class of each Fund.

Principal Holders

Part I - 50

As of May 31, 2012, the persons who owned of record, or were known by the Trusts to own beneficially, 5% or more of the outstanding shares of any class of the Funds included in this SAI are shown in Attachment I-A, Principal Shareholders.

FINANCIAL STATEMENTS

The Financial Statements are incorporated by reference to this SAI. The Financial Statements for the fiscal year ended February 29, 2012 have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm to the Trusts, as indicated in its reports with respect thereto, and are incorporated herein by reference in reliance upon the authority of said firm as experts in accounting and auditing in giving said reports. These Financial Statements are available without charge upon request by calling J.P. Morgan Funds Services at 1-800-480-4111 or J.P. Morgan Institutional Funds Service Center at 1-800-766-7722.

Part I - 51

Attachment 1-A

PRINCIPAL SHAREHOLDERS

JPMORGAN 100% US TREASURY SECURITIES MONEY MARKET FUND
AGENCY SHARES	BEAR STEARNS SECURITIES CORP ATTN DENISE DILORENZO SIEGEL 1 METROTECH CTR N BROOKLYN NY 11201-3832	25.41%

	JPMORGAN CHASE BANK* ATTN: TOM AVINO 10420 HIGHLAND MANOR DR FL 2 TAMPA BAY FL 33610-9128	9.41%

	JPMORGAN CHASE BANK N.A.* FBO CLIENTS ATTN PB MF OPS 3OPS3 DE3-3740 500 STANTON CHRISTIANA RD NEWARK DE 19713-2105	19.05%

	WSS EOD REGULAR SWEEP OMNIBUS* 10420 HIGHLAND MANOR DRIVE 2ND FLOOR TAMPA FL 33610-9128	24.05%

CAPITAL SHARES	FIRST CLEARING LLC ATTN MONEY MARKETS ONE NORTH JEFFERSON CODE H0006-099 ST LOUIS MO 63103	11.12%

	HARE & CO C/O THE BANK OF NEW YORK ATTN STIF/ MASTERNOTE 111 SANDERS CREEK PKWY EAST SYRACUSE NY 13057-1382	5.79%

	JPM INDY DIRECT OMNIBUS ACCOUNT* 10420 HIGHAND MANOR DRIVE 2ND FLOOR TAMPA FL 33610-9128	7.24%

	JPMORGAN CHASE BANK N.A.* FBO CLIENTS ATTN PB MF OPS 3OPS3 DE3-3740 500 STANTON CHRISTIANA RD NEWARK DE 19713-2105	20.49%

	WEBMD HEALTH CORP WEBMD 111 EIGHTH AVE 7TH FLOOR NEW YORK NY 10011-5201	5.17%

INSTITUTIONAL SHARES	BNY OCS NOMINEES LTD RUE MONTOYERSTRAAT 46 BRUSSELS BELGIUM 1000	5.90%

	HARE & CO C/O THE BANK OF NEW YORK ATTN STIF/ MASTERNOTE 111 SANDERS CREEK PKWY EAST SYRACUSE NY 13057-1382	7.89%

	JPMORGAN CHASE BANK N.A.* FBO CLIENTS ATTN PB MF OPS 3OPS3 DE3-3740 500 STANTON CHRISTIANA RD NEWARK DE 19713-2105	37.92%

	UNION BANK TR NOMINEE FBO PORTAL OMNIBUS REINVEST ATTN MUTUAL FUNDS PO BOX 85484 SAN DIEGO CA 92186-5484	5.48%

MORGAN SHARES	HARE & CO C/O THE BANK OF NEW YORK ATTN STIF/ MASTERNOTE 111 SANDERS CREEK PKWY EAST SYRACUSE NY 13057-1382	8.90%

	JPM AS EA FOR NBA/NBA PLAYERS* ASSOCIATION 2012-2013 ESCROW A/C ATTN MICHELLE A LEFTWICH VP&ASST GC NATIONAL BASKETBALL ASSOCIATION 645 5TH AVE NEW YORK NY 10022-5910	9.39%

	JPMORGAN CHASE BANK* ATTN: MICHAEL BROWNING 10420 HIGHLAND MANOR DR FL 2 TAMPA BAY FL 33610-9128	18.53%

	SATURN & CO C/O STATE STREET BANK & TRUST CO MAIL STOP CC 10313 1200 CROWN COLONY DR QUINCY MA 02169-0938	16.46%

	WSS EOD REGULAR SWEEP OMNIBUS* 10420 HIGHLAND MANOR DRIVE 2ND FLOOR TAMPA FL 33610-9128	7.82%

PREMIER SHARES	JPMORGAN CHASE BANK* ATTN: MICHAEL BROWNING 10420 HIGHLAND MANOR DR FL 2 TAMPA BAY FL 33610-9128	7.60%

	JPMORGAN CHASE BANK N.A.* FBO CLIENTS ATTN PB MF OPS 3OPS3 DE3-3740 500 STANTON CHRISTIANA RD NEWARK DE 19713-2105	64.03%

RESERVE SHARES	JPMORGAN CHASE BANK N.A.* FBO CLIENTS ATTN PB MF OPS 3OPS3 DE3-3740 500 STANTON CHRISTIANA RD NEWARK DE 19713-2105	14.91%

	JPMSI AS AGENT FOR KINGSLEY AND CO* FUND OMNIBUS ACCOUNT ATTN SPECIAL PRODUCTS 2 OPS/3 500 STANTON CHRISTIANA RD NEWARK DE 19713-2105	46.88%

SERVICE SHARES	JP MORGAN INVESTMENT MGMT* ATTN LOREN STRIFE OH1-0185 1111 POLARIS PKWY COLUMBUS OH 43240-2031	100.00%
JPMORGAN CALIFORNIA MUNICIPAL MONEY MARKET FUND
ETRADE SHARES	E TRADE CLEARING LLC ATTN PAYMENT SERVICES DEPT 671 N GLEBE RD BALLSTON TOWERS ARLINGTON VA 22203-2120	100.00%

MORGAN SHARES	BEAR STEARNS SECURITIES CORP ATTN DENISE DILORENZO SIEGEL 1 METROTECH CTR N BROOKLYN NY 11201-3832	66.44%

	FIDUCIARY TRUST REVENUE ATTN JOHN CONTE 600 5TH AVE NEW YORK NY 10020-2302	20.25%

SERVICE SHARES	LPL FINANCIAL LLC AS AGENT FOR AND EXCLUSIVE BENEFIT FOR IT'S CUSTOMERS ATTN KRISTIN KENNEDY 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	100.00%
JPMORGAN CURRENT YIELD MONEY MARKET FUND
CAPITAL SHARES	JP MORGAN INVESTMENT MGMT* ATTN LOREN STRIFE OH1-0185 1111 POLARIS PKWY COLUMBUS OH 43240-2031	100.00%

INSTITUTIONAL SHARES	JP MORGAN INVESTMENT MGMT* ATTN LOREN STRIFE OH1-0185 1111 POLARIS PKWY COLUMBUS OH 43240-2031	100.00%
JPMORGAN FEDERAL MONEY MARKET FUND
AGENCY SHARES	HARE & CO C/O THE BANK OF NEW YORK ATTN STIF/ MASTERNOTE 111 SANDERS CREEK PKWY EAST SYRACUSE NY 13057-1382	12.65%

	JPMORGAN CHASE BANK N.A.* FBO CLIENTS ATTN PB MF OPS 3OPS3 DE3-3740 500 STANTON CHRISTIANA RD NEWARK DE 19713-2105	21.01%

	WSS EOD REGULAR SWEEP OMNIBUS* 10420 HIGHLAND MANOR DRIVE 2ND FLOOR TAMPA FL 33610-9128	61.67%

INSTITUTIONAL SHARES	EDWARD D JONES & CO ATTN MUTUAL FUND SHAREHOLDER ACCOUNTING 201 PROGRESS PKWY MARYLAND HTS MO 63043-3009	23.21%

	HARE & CO C/O THE BANK OF NEW YORK ATTN STIF/ MASTERNOTE 111 SANDERS CREEK PKWY EAST SYRACUSE NY 13057-1382	10.41%

	JPMORGAN CHASE BANK N.A.* FBO CLIENTS ATTN PB MF OPS 3OPS3 DE3-3740 500 STANTON CHRISTIANA RD NEWARK DE 19713-2105	42.82%

	WSS SWEEP OMNIBUS ACCOUNT* 10420 HIGHLAND MANOR DR BLDG 2 2ND FLOOR TAMPA FL 33610-9128	7.06%

MORGAN SHARES	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	5.02%

	E TRADE CLEARING LLC ATTN PAYMENT SERVICES DEPT 671 N GLEBE RD BALLSTON TOWERS ARLINGTON VA 22203-2120	40.96%

	WSS EOD REGULAR SWEEP OMNIBUS 10420 HIGHLAND MANOR DRIVE 2ND FLOOR TAMPA FL 33610-9128	20.90%

PREMIER SHARES	JPMORGAN CHASE BANK N.A.* FBO CLIENTS ATTN PB MF OPS 3OPS3 DE3-3740 500 STANTON CHRISTIANA RD NEWARK DE 19713-2105	52.04%

	PIERRE F LAPEYRE JR 1160 PARK AVE APT 3A NEW YORK NY 10128-1212	8.81%

RESERVE SHARES	BEAR STEARNS SECURITIES CORP ATTN DENISE DILORENZO SIEGEL 1 METROTECH CTR N BROOKLYN NY 11201-3832	53.08%

	CHFFA - CCPDD INS REV BDS 2011 A&B 915 CAPITAL MALL ROOM 590 SACRAMENTO CA 95814-4801	10.41%

	CHFFA - CCPDD INS REV BDS 2011 A&B 915 CAPITAL MALL ROOM 590 SACRAMENTO CA 95814-4801	8.44%

	SAN DIEGO AIRPORT 2010 C DEBT SVC ATTN MR MARK CRISWELL 322 NORTH HARBOR DRIVE THIRD FLOOR COMMUTER TERMINAL SAN DIEGO CA 92101	9.69%
JPMORGAN LIQUID ASSETS MONEY MARKET FUND
AGENCY SHARES	BRICS & CO* 340 S CLEVELAND AVE FL 1 # OH1-8036 WESTERVILLE OH 43081-8917	41.01%

	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	5.16%

	MANAGERS INVESTMENT GROUP LLC 760 MOORE RD KNG OF PRUSSA PA 19406-1212	38.19%

	MANFRA TORDELLA & BROOKES INC 90 BROAD STREET SUB BASEMENT NEW YORK NY 10004-2348	9.84%

B SHARES	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FBO CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	66.84%

CAPITAL SHARES	CHENIERE ENERGY SHARED SERVICES INC GRAHAM MCARTHURTREASURER 700 MILAM SUITE 800 HOUSTON TX 77002-2835	16.96%

	JPMC AS EA PFIZER INC QUIGLEY COMPA* PFIZER INC NORTH AMERICAN SHARED SERVICE(NASS) BANK RECONCILIATION TEAM 6730 LENOX CENTER CT STE 300 MEMPHIS TN 38115-4289	10.03%

	JP MORGAN CLEARING CORP* ATTN: DENISE DILORENZO-SIEGEL ONE METROTECH CENTER NORTH BROOKLYN NY 11201-3872	8.09%

	TOYOTA MOTOR CREDIT CO TMIS INSURANCE GROUP NF22 19001 S WESTERN AVE TORRANCE CA 90501-1196	14.98%

C SHARES	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FBO CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	5.32%

	INGALLS & SNYDER LLC AS AGENT OMNIBUS A/C FOR EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: JOSEPH DIBUONO 61 BROADWAY NEW YORK NY 10006-2701	92.62%

ETRADE SHARES	E TRADE CLEARING LLC ATTN PAYMENT SERVICES DEPT 671 N GLEBE RD BALLSTON TOWERS ARLINGTON VA 22203-2120	100.00%

INSTITUTIONAL SHARES	WSS SWEEP OMNIBUS ACCOUNT* 10420 HIGHLAND MANOR DR BLDG 2 2ND FLOOR TAMPA FL 33610-9128	74.85%

INVESTOR SHARES	BRICS & CO* 340 S CLEVELAND AVE FL 1 # OH1-8036 WESTERVILLE OH 43081-8917	12.82%

	HARE & CO C/O THE BANK OF NEW YORK ATTN STIF/ MASTERNOTE 111 SANDERS CREEK PKWY EAST SYRACUSE NY 13057-1382	7.93%

	JP MORGAN CLEARING CORP* ATTN DENISE DILORENZO SIEGEL 3 CHASE METROTECH CENTER BROOKLYN NY 11245-0001	73.91%

MORGAN SHARES	JP MORGAN CLEARING CORP* ATTN DENISE DILORENZO SIEGEL 3 CHASE METROTECH CENTER BROOKLYN NY 11245-0001	84.96%

PREMIER SHARES	BNYM IS TRUST CO FBO WRAP CLIENTS 760 MOORE RD KNG OF PRUSSA PA 19406-1212	7.55%

	BRICS & CO* 340 S CLEVELAND AVE FL 1 # OH1-8036 WESTERVILLE OH 43081-8917	42.50%

	JPMORGAN CHASE BANK N.A.* FBO CLIENTS ATTN PB MF OPS 3OPS3 DE3-3740 500 STANTON CHRISTIANA RD NEWARK DE 19713-2105	12.14%

	WSS EOD REGULAR SWEEP OMNIBUS* 10420 HIGHAND MANOR DRIVE 2ND FLOOR TAMPA FL 33610-9128	29.69%

RESERVE SHARES	JPMORGAN CHASE BANK* ATTN TOM AVINO 10420 HIGHLAND MANOR DR FL 2 TAMPA FL 33610-9128	21.58%

	JPMORGAN CHASE BANK* ATTN: TOM AVINO 10420 HIGHLAND MANOR DRIVE 2ND FLOOR TAMPA B Y FL 33610-9128	10.00%

	JPMORGAN CHASE BANK* 10420 HIGHLAND MANOR DR FL 2 TAMPA BAY FL 33610-9128	20.89%

	JPMORGAN CHASE BANK* ATTN: TOM AVINO 10420 HIGHLAND MANOR DR FL 2 TAMPA BAY FL 33610-9128	15.67%

SERVICE SHARES	BEAR STEARNS SECURITIES CORP ATTN DENISE DILORENZO SIEGEL 1 METROTECH CTR N BROOKLYN NY 11201-3832	10.12%

	JPMORGAN CHASE BANK* ATTN: MICHAEL BROWNING 10420 HIGHLAND MANOR DR FL 2 TAMPA BAY FL 33610-9128	6.09%

	JPMORGAN CHASE BANK* ATTN: MICHAEL BROWNING 10420 HIGHLAND MANOR DR FL 2 TAMPA BAY FL 33610-9128	18.33%

	JPMORGAN CHASE BANK* ATTN: MICHAEL BROWNING 10420 HIGHLAND MANOR DR FL 2 TAMPA BAY FL 33610-9128	19.54%

	JPMORGAN CHASE BANK* ATTN: MICHAEL BROWNING 10420 HIGHLAND MANOR DR FL 2 TAMPA BAY FL 33610-9128	5.72%

	JPMORGAN CHASE BANK* ATTN: MICHAEL BROWNING 10420 HIGHLAND MANOR DR FL 2 TAMPA BAY FL 33610-9128	22.48%
JPMORGAN MICHIGAN MUNICIPAL MONEY MARKET FUND
MORGAN SHARES	BNY OCS NOMINEES LTD RUE MONTOYERSTRAAT 46 BRUSSELS BELGIUM 1000	8.45%

	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FBO CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	8.88%

	JP MORGAN CLEARING CORP* ATTN DENISE DILORENZO SIEGEL 3 CHASE METROTECH CENTER BROOKLYN NY 11245-0001	76.65%

PREMIER SHARES	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	12.47%

	REICH & TANG SERVICES INC FBO VARIOUS CUSTOMERS ATTN CHRIS GILL 1411 BROADWAY RM 2800 FL 28 NEW YORK NY 10018-3450	84.60%

RESERVE SHARES	LPL FINANCIAL LLC AS AGENT FOR AND EXCLUSIVE BENEFIT FOR IT'S CUSTOMERS ATTN KRISTIN KENNEDY 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	91.80%

	MBSC SECURITIES CORPORATION ATTN TIM BARRETT 144 GLENN CURTISS BLVD EAST TOWER 8TH FLOOR UNIONDALE NY 11556	6.66%
JPMORGAN MUNICIPAL MONEY MARKET FUND
AGENCY SHARES	BANC OF AMERICA SECURITIES LLC ATTN MONEY FUND MANAGER 200 N COLLEGE ST FL 3 CHARLOTTE NC 28202-2191	8.75%

	JPMORGAN CHASE BANK N.A.* FBO CLIENTS ATTN PB MF OPS 3OPS3 DE3-3740 500 STANTON CHRISTIANA RD NEWARK DE 19713-2105	5.66%

	WSS EOD REGULAR SWEEP OMNIBUS* ATTN: MICHAEL BROWNING 10420 HIGHLAND MANOR DR FL 2 TAMPA BAY FL 33610-9128	77.32%

ETRADE SHARES	E TRADE CLEARING LLC ATTN PAYMENT SERVICES DEPT 671 N GLEBE RD BALLSTON TOWERS ARLINGTON VA 22203-2120	100.00%

INSTITUTIONAL SHARES	ASTELLAS US HOLDINGS INC ATTN: XIN LU THREE PARKWAY NORTH DEERFIELD IL 60015-2565	19.23%

	JPMORGAN CHASE BANK N.A.* FBO CLIENTS ATTN PB MF OPS 3OPS3 DE3-3740 500 STANTON CHRISTIANA RD NEWARK DE 19713-2105	10.51%

	JP MORGAN CLEARING CORP* FBO UNION BANK NA AS SECURED PARTY ATTN: DENISE DILORENZO-SIEGEL ONE METROTECH CENTER NORTH BROOKLYN NY 11201-3872	27.33%

	JP MORGAN CLEARING CORP* ATTN: DENISE DILORENZO-SIEGEL ONE METROTECH CENTER NORTH BROOKLYN NY 11201-3872	6.52%

	JPMORGAN CLEARING CORP* ATTN: DENISE DILORENZO-SIEGEL ONE METROTECH CENTER NORTH BROOKLYN NY 11201-3832	5.13%

MORGAN SHARES	BRICS & CO* 340 S CLEVELAND AVE FL 1 # OH1-8036 WESTERVILLE OH 43081-8917	5.17%

	JP MORGAN CLEARING CORP* ATTN DENISE DILORENZO SIEGEL 3 CHASE METROTECH CENTER BROOKLYN NY 11245-0001	85.11%

PREMIER SHARES	E.E. HOOD JR. & KAY T. HOOD JTWROS PO BOX 2038 BANNER ELK NC 28604-2038	11.55%

	E TRADE CLEARING LLC ATTN PAYMENT SERVICES DEPT 671 N GLEBE RD BALLSTON TOWERS ARLINGTON VA 22203-2120	13.94%

	JPMORGAN CHASE BANK N.A.* FBO CLIENTS ATTN PB MF OPS 3OPS3 DE3-3740 500 STANTON CHRISTIANA RD NEWARK DE 19713-2105	37.35%

	LPL FINANCIAL LLC AS AGENT FOR AND EXCLUSIVE BENEFIT FOR IT'S CUSTOMERS ATTN KRISTIN KENNEDY 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	32.78%

RESERVE SHARES	JPMORGAN CHASE BANK* ATTN: TOM AVINO 10420 HIGHLAND MANOR DR FL 2 TAMPA BAY FL 33610-9128	8.38%

	JPMORGAN CHASE BANK* 10420 HIGHLAND MANOR DR FL 2 TAMPA BAY FL 33610-9128	6.29%

	JPMORGAN CHASE BANK* ATTN: TOM AVINO 10420 HIGHLAND MANOR DR FL 2 TAMPA BAY FL 33610-9128	6.02%

	JPMORGAN CHASE BANK* ATTN: TOM AVINO 10420 HIGHLAND MANOR DR FL 2 TAMPA BAY FL 33610-9128	53.22%

	JPMORGAN CHASE BANK* FBO FBO ITSELF AND ITS CLIENTS ATTN THOMAS AVINO 10420 HIGHLAND MANOR DR FL 2 TAMPA FL 33610-9128	10.29%

SERVICE SHARES	BEAR STEARNS SECURITIES CORP ATTN DENISE DILORENZO SIEGEL 1 METROTECH CTR N BROOKLYN NY 11201-3832	7.36%

	JPMORGAN CHASE BANK* ATTN: MICHAEL BROWNING 10420 HIGHLAND MANOR DR FL 2 TAMPA BAY FL 33610-9128	7.86%

	LPL FINANCIAL LLC AS AGENT FOR AND EXCLUSIVE BENEFIT FOR IT'S CUSTOMERS ATTN KRISTIN KENNEDY 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	83.25%
JPMORGAN NEW YORK MUNICIPAL MONEY MARKET FUND
ETRADE SHARES	E TRADE CLEARING LLC ATTN PAYMENT SERVICES DEPT 671 N GLEBE RD BALLSTON TOWERS ARLINGTON VA 22203-2120	100.00%

MORGAN SHARES	BEAR STEARNS SECURITIES CORP ATTN DENISE DILORENZO SIEGEL 1 METROTECH CTR N BROOKLYN NY 11201-3832	11.58%

	CATHERINE M LEVIN 173 E 64TH ST NEW YORK NY 10065-6653	10.32%

	JP MORGAN CLEARING CORP* ATTN DENISE DILORENZO SIEGEL 3 CHASE METROTECH CENTER BROOKLYN NY 11245-0001	27.33%

RESERVE SHARES	BEAR STEARNS SECURITIES CORP ATTN DENISE DILORENZO SIEGEL 1 METROTECH CTR N BROOKLYN NY 11201-3832	56.39%

	JPMORGAN CHASE BANK* ATTN: TOM AVINO 10420 HIGHLAND MANOR DR FL 2 TAMPA BAY FL 33610-9128	38.67%

SERVICE SHARES	LPL FINANCIAL LLC AS AGENT FOR AND EXCLUSIVE BENEFIT FOR IT'S CUSTOMERS ATTN KRISTIN KENNEDY 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	100.00%
JPMORGAN OHIO MUNICIPAL MONEY MARKET FUND
MORGAN SHARES	JP MORGAN CLEARING CORP* ATTN DENISE DILORENZO SIEGEL 3 CHASE METROTECH CENTER BROOKLYN NY 11245-0001	93.25%

PREMIER SHARES	HARE & CO C/O THE BANK OF NEW YORK ATTN STIF/ MASTERNOTE 111 SANDERS CREEK PKWY EAST SYRACUSE NY 13057-1382	16.33%

	JPMORGAN CHASE BANK N.A.* FBO CLIENTS ATTN PB MF OPS 3OPS3 DE3-3740 500 STANTON CHRISTIANA RD NEWARK DE 19713-2105	82.66%

RESERVE SHARES	MBSC SECURITIES CORPORATION 144 GLENN CURTIS BLVD UNIONDALE NY 11556-0144	9.55%

	MBSC SECURITIES CORPORATION ATTN TIM BARRETT 144 GLENN CURTISS BLVD EAST TOWER 8TH FLOOR UNIONDALE NY 11556	55.97%

	MBSC SECURITIES CORPORATION 144 GLEN CURTISS BLVD UNIONDALE NY 11556-3801	18.60%

	MBSC SECURITIES CORPORATION 144 GLEN CURTISS BLVD UNIONDALE NY 11556-3801	15.87%

SERVICE SHARES	LPL FINANCIAL LLC AS AGENT FOR AND EXCLUSIVE BENEFIT FOR IT'S CUSTOMERS ATTN KRISTIN KENNEDY 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	100.00%
JPMORGAN PRIME MONEY MARKET FUND
AGENCY SHARES	HARE & CO C/O THE BANK OF NEW YORK ATTN STIF/ MASTERNOTE 111 SANDERS CREEK PKWY EAST SYRACUSE NY 13057-1382	5.38%

	JPMORGAN CHASE BANK* ATTN: MICHAEL BROWNING 10420 HIGHLAND MANOR DR FL 2 TAMPA BAY FL 33610-9128	7.99%

	WSS EOD REGULAR SWEEP OMNIBUS* 10420 HIGHAND MANOR DRIVE 2ND FLOOR TAMPA BAY FL 33610-9128	52.59%

B SHARES	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FBO CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	46.83%

	CITIGROUP GLOBAL MARKETS INC HOUSE ACCOUNT ATTN PETER BOOTH 7TH FL 333 W 34TH ST NEW YORK NY 10001-2417	6.79%

	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103-2523	7.87%

CAPITAL SHARES	HARE & CO C/O THE BANK OF NEW YORK ATTN STIF/ MASTERNOTE 111 SANDERS CREEK PKWY EAST SYRACUSE NY 13057-1382	7.62%

	JPMORGAN CHASE BANK N.A.* FBO CLIENTS ATTN PB MF OPS 3OPS3 DE3-3740 500 STANTON CHRISTIANA RD NEWARK DE 19713-2105	6.30%

	JPMORGAN CHASE NOMINEES LIMITED* ATTN: PAUL CORBIN(HB01-0320) CHASESIDE BOURNEMOUTH, DORSET BH7 7DA UNITED KINGDOM	5.02%

	WSS RESTRICTED SWEEP OMNIBUS* 10420 HIGHLAND MANOR DR BLDG 2 2ND FLOOR TAMPA FL 33610-9128	9.33%

CASH MGMT SHARES	BEAR STEARNS SECURITIES CORP ATTN DENISE DILORENZO SIEGEL 1 METROTECH CTR N BROOKLYN NY 11201-3832	60.02%

	HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT ATTN UIT OPERATIONS PO BOX 2999 HARTFORD CT 06104-2999	35.13%

C SHARES	AAA SOUTH JERSEY 700 LAUREL OAK RD VOORHEES NJ 08043-4416	6.75%

	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FBO CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	29.73%

	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103-2523	8.69%

	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA TWO FL 3 JERSEY CITY NJ 07311	5.02%

	PERSHING LLC P.O. BOX 2052 JERSEY CITY NJ 07303-2052	10.20%

DIRECT SHARES	US BANK NA FBO SVB ATTN MUTUAL FUNDS PO BOX 1787 MILWAUKEE WI 53201-1787	100.00%

EAGLE SHARES	EAGLE FUND SERVICES INC FEBO ITS CUSTOMERS (DIRECT) ATTN MATT CALABRO PO BOX 33022 ST PETERSBURG FL 33733-8022	99.99%

IM SHARES	JP MORGAN INVESTMENT MGMT* ATTN LOREN STRIFE OH1-0185 1111 POLARIS PKWY COLUMBUS OH 43240-2031	100.00%

INSTITUTIONAL SHARES	HARE & CO C/O THE BANK OF NEW YORK ATTN STIF/ MASTERNOTE 111 SANDERS CREEK PKWY EAST SYRACUSE NY 13057-1382	8.66%

	JPMORGAN CHASE BANK N.A.* FBO CLIENTS ATTN PB MF OPS 3OPS3 DE3-3740 500 STANTON CHRISTIANA RD NEWARK DE 19713-2105	8.05%

	WSS RESTRICTED SWEEP OMNIBUS* 10420 HIGHLAND MANOR DR BLDG 2 2ND FLOOR TAMPA FL 33610-9128	31.70%

INVESTOR SHARES	LPL FINANCIAL LLC AS AGENT FOR AND EXCLUSIVE BENEFIT FOR IT'S CUSTOMERS ATTN KRISTIN KENNEDY 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	100.00%

MORGAN SHARES	BRICS & CO* 340 S CLEVELAND AVE FL 1 # OH1-8036 WESTERVILLE OH 43081-8917	11.32%

	JPMORGAN CHASE BANK* ATTN: MICHAEL BROWNING 10420 HIGHLAND MANOR DR FL 2 TAMPA BAY FL 33610-9128	8.26%

	JP MORGAN CLEARING CORP* ATTN DENISE DILORENZO SIEGEL 3 CHASE METROTECH CENTER BROOKLYN NY 11245-0001	20.14%

	WSS EOD REGULAR SWEEP OMNIBUS* 10420 HIGHLAND MANOR DRIVE 2ND FLOOR TAMPA FL 33610-9128	10.83%

PREMIER SHARES	HARE & CO C/O THE BANK OF NEW YORK ATTN STIF/ MASTERNOTE 111 SANDERS CREEK PKWY EAST SYRACUSE NY 13057-1382	26.86%

	JPMORGAN CHASE BANK N.A.* FBO CLIENTS ATTN PB MF OPS 3OPS3 DE3-3740 500 STANTON CHRISTIANA RD NEWARK DE 19713-2105	19.83%

	LAZARD CAPITAL MARKETS LLC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS 30 ROCKEFELLER PLZ FL 19 NEW YORK NY 10112-0015	9.03%

RESERVE SHARES	BEAR STEARNS SECURITIES CORP ATTN DENISE DILORENZO SIEGEL 1 METROTECH CTR N BROOKLYN NY 11201-3832	55.89%

	JPMORGAN CHASE BANK* ATTN: MICHAEL BROWNING 10420 HIGHLAND MANOR DR FL 2 TAMPA BAY FL 33610-9128	11.62%

	JPMORGAN CHASE BANK* ATTN: TOM AVINO 10420 HIGHLAND MANOR DR FL 2 TAMPA BAY FL 33610-9128	15.88%

SERVICE SHARES	LPL FINANCIAL LLC AS AGENT FOR AND EXCLUSIVE BENEFIT FOR IT'S CUSTOMERS ATTN KRISTIN KENNEDY 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	100.00%
JPMORGAN TAX FREE MONEY MARKET FUND
AGENCY SHARES	BEAR STEARNS SECURITIES CORP ATTN DENISE DILORENZO SIEGEL 1 METROTECH CTR N BROOKLYN NY 11201-3832	6.71%

	JPMORGAN CHASE BANK N.A.* FBO CLIENTS ATTN PB MF OPS 3OPS3 DE3-3740 500 STANTON CHRISTIANA RD NEWARK DE 19713-2105	44.23%

	WSS EOD REGULAR SWEEP OMNIBUS* 10420 HIGHLAND MANOR DR FL 2 TAMPA BAY FL 33610-9128	41.21%

DIRECT SHARES	JP MORGAN INVESTMENT MGMT* ATTN LOREN STRIFE OH1-0185 1111 POLARIS PKWY COLUMBUS OH 43240-2031	100.00%

EAGLE SHARES	EAGLE FUND SERVICES INC FEBO ITS CUSTOMERS (SWEEP) ATTN MATT CALABRO PO BOX 33022 ST PETERSBURG FL 33733-8022	99.95%

INSTITUTIONAL SHARES	JPMORGAN CHASE BANK N.A.* FBO CLIENTS ATTN PB MF OPS 3OPS3 DE3-3740 500 STANTON CHRISTIANA RD NEWARK DE 19713-2105	25.81%

	KINGSLEY & CO/JPM ASSET SWEEP FUND OMNIBUS ACCOUNT ATTN SPECIAL PRODUCTS 2 OPS/3 500 STANTON CHRISTIANA RD NEWARK DE 19713-2105	46.59%

MORGAN SHARES	FIDUCIARY TRUST ATTN JOHN CONTE 600 5TH AVE NEW YORK NY 10020-2326	6.38%

	FIDUCIARY TRUST REVENUE ATTN JOHN CONTE 600 5TH AVE NEW YORK NY 10020-2302	12.72%

	JPMORGAN CHASE BANK* ATTN: MICHAEL BROWNING 10420 HIGHLAND MANOR DR FL 2 TAMPA BAY FL 33610-9128	7.03%

	JPMORGAN CHASE BANK* ATTN: TOM AVINO 10420 HIGHLAND MANOR DR FL 2 TAMPA BAY FL 33610-9128	14.43%

	LAZARD CAPITAL MARKETS LLC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS 30 ROCKEFELLER PLZ FL 19 NEW YORK NY 10112-0015	35.93%

PREMIER SHARES	JPMORGAN CHASE BANK N.A.* FBO CLIENTS ATTN PB MF OPS 3OPS3 DE3-3740 500 STANTON CHRISTIANA RD NEWARK DE 19713-2105	15.48%

	KINGSLEY & CO/JPM ASSET SWEEP* FUND OMNIBUS ACCOUNT ATTN SPECIAL PRODUCTS 2 OPS/3 500 STANTON CHRISTIANA RD NEWARK DE 19713-2105	77.69%

RESERVE SHARES	BEAR STEARNS SECURITIES CORP ATTN DENISE DILORENZO SIEGEL 1 METROTECH CTR N BROOKLYN NY 11201-3832	5.08%

	JPMSI AS AGENT FOR KINGSLEY AND CO* FUND OMNIBUS ACCOUNT ATTN SPECIAL PRODUCTS 2 OPS/3 500 STANTON CHRISTIANA RD NEWARK DE 19713-2105	94.90%
JPMORGAN US GOVERNMENT MONEY MARKET FUND
AGENCY SHARES	JPMORGAN CHASE BANK* ATTN: MICHAEL BROWNING 10420 HIGHLAND MANOR DR FL 2 TAMPA BAY FL 33610-9128	5.14%

	WSS EOD REGULAR SWEEP OMNIBUS* 10420 HIGHLAND MANOR DRIVE 2ND FLOOR TAMPA FL 33610-9128	66.31%

CAPITAL SHARES	AMGEN INC ATTN TREASURY 1 AMGEN CENTER DR MAIL STOP 91-2-D THOUSAND OAKS CA 91320-1799	5.95%

	BANC OF AMERICA SECURITIES LLC ATTN MONEY FUND MANAGER 200 N COLLEGE ST FL 3 CHARLOTTE NC 28202-2191	6.84%

	STATE STREET BANK & TRUST FBO CASH SWEEP CLIENTS ATTN CASH SWEEP SUPPORT- RICHARD LETHAM 1776 HERITAGE DR QUINCY MA 02171-2119	5.53%

	WSS SWEEP OMNIBUS ACCOUNT* 10420 HIGHLAND MANOR DR BLDG 2 2ND FLOOR TAMPA FL 33610-9128	14.24%

DIRECT SHARES	US BANK NA FBO SVB ATTN MUTUAL FUNDS PO BOX 1787 MILWAUKEE WI 53201-1787	100.00%

EAGLE SHARES	EAGLE FUND SERVICES INC FEBO ITS CUSTOMERS (SWEEP) ATTN MATT CALABRO PO BOX 33022 ST PETERSBURG FL 33733-8022	99.99%

IM SHARES	JP MORGAN INVESTMENT MGMT* ATTN LOREN STRIFE OH1-0185 1111 POLARIS PKWY COLUMBUS OH 43240-2031	100.00%

INSTITUTIONAL SHARES	HARE & CO C/O THE BANK OF NEW YORK ATTN STIF/ MASTERNOTE 111 SANDERS CREEK PKWY EAST SYRACUSE NY 13057-1382	29.47%

	KINGSLEY & CO/JPM ASSET SWEEP* FUND OMNIBUS ACCOUNT ATTN SPECIAL PRODUCTS 2 OPS/3 500 STANTON CHRISTIANA RD NEWARK DE 19713-2105	16.23%

	WSS RESTRICTED SWEEP OMNIBUS* 10420 HIGHLAND MANOR DR BLDG 2 TAMPA FL 33610-9128	24.84%

INVESTOR SHARES	LPL FINANCIAL LLC AS AGENT FOR AND EXCLUSIVE BENEFIT FOR IT'S CUSTOMERS ATTN KRISTIN KENNEDY 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	99.88%

MORGAN SHARES	CAPINCO C/O US BANK NA PO BOX 1787 MILWAUKEE WI 53201-1787	10.29%

	HARE & CO C/O THE BANK OF NEW YORK ATTN STIF/ MASTERNOTE 111 SANDERS CREEK PKWY EAST SYRACUSE NY 13057-1382	6.40%

	JPMORGAN CHASE BANK* ATTN: MICHAEL BROWNING 10420 HIGHLAND MANOR DR FL 2 TAMPA BAY FL 33610-9128	7.84%

	JP MORGAN CLEARING CORP* ATTN DENISE DILORENZO SIEGEL 3 CHASE METROTECH CENTER BROOKLYN NY 11245-0001	16.19%

	TURTLE & CO C/O STATE STREET BANK & TRUST 1200 CROWN COLONY DR QUINCY MA 02169-0938	19.35%

	WSS EOD REGULAR SWEEP OMNIBUS* 10420 HIGHAND MANOR DRIVE 2ND FLOOR TAMPA FL 33610-9128	11.95%

PREMIER SHARES	KINGSLEY & CO/JPM ASSET SWEEP* FUND OMNIBUS ACCOUNT ATTN SPECIAL PRODUCTS 2 OPS/3 500 STANTON CHRISTIANA RD NEWARK DE 19713-2105	70.56%

	WSS EOD REGULAR SWEEP OMNIBUS* 10420 HIGHLAND MANOR DRIVE 2ND FLOOR TAMPA FL 33610-9128	5.62%

RESERVE SHARES	BEAR STEARNS SECURITIES CORP ATTN DENISE DILORENZO SIEGEL 1 METROTECH CTR N BROOKLYN NY 11201-3832	25.67%

	JPMORGAN CHASE BANK* 10420 HIGHLAND MANOR DR FL 2 TAMPA BAY FL 33610-9128	64.47%

SERVICE SHARES	BEAR STEARNS SECURITIES CORP ATTN DENISE DILORENZO SIEGEL 1 METROTECH CTR N BROOKLYN NY 11201-3832	69.48%

	LPL FINANCIAL LLC AS AGENT FOR AND EXCLUSIVE BENEFIT FOR IT'S CUSTOMERS ATTN KRISTIN KENNEDY 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	28.93%
JPMORGAN US TREASURY PLUS MONEY MARKET FUND
AGENCY SHARES	ACXIOM CORPORATION 1 INFORMATION WAY LITTLE ROCK AR 72202-2289	11.46%

	JPMORGAN CHASE BANK* 10420 HIGHLAND MANOR DR FL 2 TAMPA BAY FL 33610-9128	13.40%

	JPMORGAN CHASE BANK* ATTN: MICHAEL BROWNING 10420 HIGHLAND MANOR DR FL 2 TAMPA BAY FL 33610-9128	7.79%

	WSS EOD REGULAR SWEEP OMNIBUS* 10420 HIGHAND MANOR DRIVE 2ND FLOOR TAMPA FL 33610-9128	44.05%

	WSS SWEEP OMNIBUS ACCOUNT* 10420 HIGHLAND MANOR DR BLDG 2 2ND FLOOR TAMPA FL 33610-9128	7.99%

B SHARES	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FBO CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	52.60%

	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103-2523	19.16%

C SHARES	INGALLS & SNYDER LLC AS AGENT OMNIBUS A/C FOR EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: JOSEPH DIBUONO 61 BROADWAY NEW YORK NY 10006-2701	98.94%

DIRECT SHARES	US BANK NA FBO SVB ATTN MUTUAL FUNDS PO BOX 1787 MILWAUKEE WI 53201-1787	100.00%

EAGLE SHARES	JP MORGAN INVESTMENT MGMT* ATTN LOREN STRIFE OH1-0185 1111 POLARIS PKWY COLUMBUS OH 43240-2031	100.00%

IM SHARES	JP MORGAN INVESTMENT MGMT* ATTN LOREN STRIFE OH1-0185 1111 POLARIS PKWY COLUMBUS OH 43240-2031	100.00%

INSTITUTIONAL SHARES	CALIFORNIA PUBLIC EMPLOYEES RETIREMENT SYSTEM C/O SECURITIES FINANCE TRUST COMPANY AS AGENT 175 FEDERAL ST FL 11 BOSTON MA 02110-2221	6.82%

	JPMORGAN CHASE BANK N.A.* FBO CLIENTS ATTN PB MF OPS 3OPS3 DE3-3740 500 STANTON CHRISTIANA RD NEWARK DE 19713-2105	5.60%

	WSS SWEEP OMNIBUS ACCOUNT* 10420 HIGHLAND MANOR DR BLDG 2 2ND FLOOR TAMPA FL 33610-9128	29.91%

INVESTOR SHARES	HARE & CO C/O THE BANK OF NEW YORK ATTN STIF/ MASTERNOTE 111 SANDERS CREEK PKWY EAST SYRACUSE NY 13057-1382	80.64%

MORGAN SHARES	BRICS & CO* 340 S CLEVELAND AVE FL 1 # OH1-8036 WESTERVILLE OH 43081-8917	12.00%

	FIDUCIARY TRUST REVENUE ATTN JOHN CONTE 600 5TH AVE NEW YORK NY 10020-2302	7.50%

	HARE & CO C/O THE BANK OF NEW YORK ATTN STIF/ MASTERNOTE 111 SANDERS CREEK PKWY EAST SYRACUSE NY 13057-1382	11.32%

	JPMORGAN CHASE BANK* 10420 HIGHLAND MANOR DR FL 2 TAMPA BAY FL 33610-9128	8.94%

	JPMORGAN CHASE BANK* ATTN: MICHAEL BROWNING 10420 HIGHLAND MANOR DR FL 2 TAMPA BAY FL 33610-9128	10.07%

	WSS EOD REGULAR SWEEP OMNIBUS* 10420 HIGHAND MANOR DRIVE 2ND FLOOR TAMPA FL 33610-9128	8.45%

	WSS SWEEP OMNIBUS ACCOUNT* 10420 HIGHLAND MANOR DR BLDG 2 2ND FLOOR TAMPA FL 33610-9128	6.90%

PREMIER SHARES	BRICS & CO* 340 S CLEVELAND AVE FL 1 # OH1-8036 WESTERVILLE OH 43081-8917	5.02%

	HARE & CO C/O THE BANK OF NEW YORK ATTN STIF/ MASTERNOTE 111 SANDERS CREEK PKWY EAST SYRACUSE NY 13057-1382	30.94%

	JPMORGAN CHASE BANK* ATTN: MICHAEL BROWNING 10420 HIGHLAND MANOR DR FL 2 TAMPA BAY FL 33610-9128	12.01%

	JPMORGAN CHASE BANK N.A.* FBO CLIENTS ATTN PB MF OPS 3OPS3 DE3-3740 500 STANTON CHRISTIANA RD NEWARK DE 19713-2105	28.94%

	WSS EOD REGULAR SWEEP OMNIBUS* 10420 HIGHAND MANOR DRIVE 2ND FLOOR TAMPA FL 33610-9128	5.11%

RESERVE SHARES	BEAR STEARNS SECURITIES CORP ATTN DENISE DILORENZO SIEGEL 1 METROTECH CTR N BROOKLYN NY 11201-3832	76.86%

	JPMORGAN CHASE BANK* ATTN: MICHAEL BROWNING 10420 HIGHLAND MANOR DR FL 2 TAMPA BAY FL 33610-9128	8.50%

	JPMORGAN CHASE BANK* ATTN: TOM AVINO 10420 HIGHLAND MANOR DR FL 2 TAMPA BAY FL 33610-9128	5.99%

SERVICE SHARES	JP MORGAN INVESTMENT MGMT* ATTN LOREN STRIFE OH1-0185 1111 POLARIS PKWY COLUMBUS OH 43240-2031	100.00%

*	The shareholder of record is a subsidiary or affiliate of JPMorgan Chase & Co. (A "JPMorgan Affiliate"). Typically, the shares are held for the benefit of underlying accounts for which the JPMorgan Affiliate may have voting or investment power. To the extent that JPMorgan Affiliates own 25% or more of a class of shares of a Fund, JPMorgan Chase & Co. may be deemed to be a "controlling person" of such shares under the 1940 Act.

Persons owning 25% or more of the oustanting shares of the Fund may be presumed to "control" (as that term is defined in the 1940 Act) the Fund. As a result, those persons may have the ability to control the outcome of any matter requiring the approval of shareholders of the Fund.

J.P. Morgan Funds

STATEMENT OF ADDITIONAL INFORMATION

PART II

Part II of this SAI describes policies and practices that apply to each of the J.P. Morgan Funds, for which Part I precedes this Part II. Part II is not a standalone document and must be read in conjunction with Part I. References in this Part II to a “Fund” mean each J.P. Morgan Fund, unless noted otherwise. Capitalized terms used and not otherwise defined in this Part II have the meanings given to them in Part I of this SAI.

PART II

Loans	19

Part II - i

Part II - ii

Part II - iii

INVESTMENT STRATEGIES AND POLICIES

As noted in the applicable Prospectuses for each of the Funds, in addition to the main investment strategy and the main investment risks described in the Prospectuses, each Fund may employ other investment strategies and may be subject to other risks, which are described below. The Funds may engage in the practices described below to the extent consistent with their investment objectives, strategies, polices and restrictions. However, no Fund is required to engage in any particular transaction or purchase any particular type of securities or investment even if to do so might benefit the Fund. Because the following is a combined description of investment strategies of all of the Funds, certain matters described herein may not apply to particular Funds.

For a list of investment strategies and policies employed by each Fund, see “INVESTMENT PRACTICES” in Part I of this SAI.

Asset-Backed Securities

Asset-backed securities consist of securities secured by company receivables, home equity loans, truck and auto loans, leases, or credit card receivables. Asset-backed securities also include other securities backed by other types of receivables or other assets, including collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. Such assets are generally securitized through the use of trusts or special purpose corporations. Asset-backed securities are backed by a pool of assets representing the obligations often of a number of different parties. Certain of these securities may be illiquid.

Asset-backed securities are generally subject to the risks of the underlying assets. In addition, asset-backed securities, in general, are subject to certain additional risks including depreciation, damage or loss of the collateral backing the security, failure of the collateral to generate the anticipated cash flow or in certain cases more rapid prepayment because of events affecting the collateral, such as accelerated prepayment of loans backing these securities or destruction of equipment subject to equipment trust certificates. In addition, the underlying assets (for example, the underlying credit card debt) may be refinanced or paid off prior to maturity during periods of declining interest rates. Changes in prepayment rates can result in greater price and yield volatility. If asset-backed securities are pre-paid, a Fund may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk. Under certain prepayment rate scenarios, a Fund may fail to recover additional amounts paid (i.e., premiums) for securities with higher interest rates, resulting in an unexpected loss.

A CBO is a trust or other special purpose entity (“SPE”) which is typically backed by a diversified pool of fixed income securities (which may include high risk, below investment grade securities). A CLO is a trust or other SPE that is typically collateralized by a pool of loans, which may include, among others, domestic and non-U.S. senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Although certain CDOs may receive credit enhancement in the form of a senior-subordinate structure, over-collateralization or bond insurance, such enhancement may not always be present and may fail to protect a Fund against the risk of loss on default of the collateral. Certain CDOs may use derivatives contracts to create “synthetic” exposure to assets rather than holding such assets directly, which entails the risks of derivative instruments described elsewhere in this SAI. CDOs may charge management fees and administrative expenses, which are in addition to those of a Fund.

For both CBOs and CLOs, the cash flows from the SPE are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche, which bears the first loss from defaults from the bonds or loans in the SPE and serves to protect the other, more senior tranches from default (though such protection is not complete). Since it is partially protected from defaults, a senior tranche from a CBO or CLO typically has higher ratings and lower yields than its underlying securities, and may be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, downgrades of the underlying collateral by rating agencies, forced liquidation of the collateral pool due to a failure of coverage tests, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as investor aversion to CBO or CLO securities as a class. Interest on certain tranches of a CDO may be paid in kind or deferred and capitalized (paid in the form of obligations of the same type rather than cash), which involves continued exposure to default risk with respect to such payments.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus are not registered under the securities laws. As a result, investments in CDOs may be characterized by a Fund as illiquid securities. However, an active dealer market may exist for CDOs, allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities and asset-backed securities generally discussed elsewhere in this SAI, CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the risk that the collateral may default or decline in value or be downgraded, if rated by a nationally recognized statistical rating organization (“NRSRO”); (iii) a Fund may invest in tranches of CDOs that are subordinate to other tranches; (iv) the structure and complexity of the transaction and the legal documents could lead to disputes among investors regarding the characterization of proceeds; (v) the investment return achieved by the Fund could be significantly different than those predicted by financial models; (vi) the lack of a readily available secondary market for CDOs; (vii) risk of forced “fire sale” liquidation due to technical defaults such as coverage test failures; and (viii) the CDO’s manager may perform poorly.

Total Annual Fund Operating Expenses set forth in the fee table and Financial Highlights section of each Fund’s Prospectuses do not include any expenses associated with investments in certain structured or synthetic products that may rely on the exception for the definition of “investment company” provided by Section  3(c)(1) or 3(c)(7) of the Investment Company Act of 1940, as amended (the “1940 Act”).

Auction Rate Securities

Auction rate securities consist of auction rate municipal securities and auction rate preferred securities sold through an auction process issued by closed-end investment companies, municipalities and governmental agencies. For more information on risks associated with municipal securities, see “Municipal Securities” below.

Provided that the auction mechanism is successful, auction rate securities usually permit the holder to sell the securities in an auction at par value at specified intervals. The dividend is reset by “Dutch” auction in which bids are made by broker-dealers and other institutions for a certain amount of securities at a specified minimum yield. The dividend rate set by the auction is the lowest interest or dividend rate that covers all securities offered for sale. While this process is designed to permit auction rate securities to be traded at par value, there is the risk that an auction will fail due to insufficient demand for the securities. Since February 2008, numerous auctions have failed due to insufficient demand for securities and have continued to fail for an extended period of time. Failed auctions may adversely impact the liquidity of auction rate securities investments. Although some issuers of auction rate securities are redeeming or are considering redeeming such securities, such issuers are not obligated to do so and, therefore, there is no guarantee that a liquid market will exist for a Fund’s investments in auction rate securities at a time when the Fund wishes to dispose of such securities.

Dividends on auction rate preferred securities issued by a closed-end fund may be designated as exempt from federal income tax to the extent they are attributable to tax-exempt interest income earned by the closed-end fund on the securities in its portfolio and distributed to holders of the preferred securities. However, such designation may be made only if the closed-end fund treats preferred securities as equity securities for federal income tax purposes and the closed-end fund complies with certain requirements under the Internal Revenue Code of 1986, as amended (the “Code”).

A Fund’s investment in auction rate preferred securities of closed-end funds is subject to limitations on investments in other U.S. registered investment companies, which limitations are prescribed under the 1940 Act. Except as permitted by rule or exemptive order (see “Investment Company Securities and Exchange Traded Funds” below for more information), a Fund is generally prohibited from acquiring more than 3% of the voting securities of any other such investment company, and investing more than 5% of a Fund’s total assets in securities of any one such investment company or more than 10% of its total assets in securities of all such investment companies. A Fund will indirectly bear its proportionate share of any management fees paid by such closed-end funds in addition to the advisory fee payable directly by the Fund.

Bank Obligations

Bank obligations consist of bankers’ acceptances, certificates of deposit, and time deposits.

Bankers’ acceptances are negotiable drafts or bills of exchange typically drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. To be eligible for purchase by a Fund, a bankers’ acceptance must be guaranteed by a domestic or foreign bank or savings and loan association having, at the time of investment, total assets in excess of $1 billion (as of the date of its most recently published financial statements).

Part II - 2

Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return. Certificates of deposit may also include those issued by foreign banks outside the United States (“U.S.”) with total assets at the time of purchase in excess of the equivalent of $1 billion. Such certificates of deposit include Eurodollar and Yankee certificates of deposits. Eurodollar certificates of deposit are U.S. dollar-denominated certificates of deposit issued by branches of foreign and domestic banks located outside the U.S. Yankee certificates of deposit are certificates of deposit issued by a U.S. branch of a foreign bank denominated in U.S. dollars and held in the U.S. Certain Funds may also invest in obligations (including banker’s acceptances and certificates of deposit) denominated in foreign currencies (see “Foreign Investments (including Foreign Currencies)”) herein. To be eligible for purchase by a Fund, a certificate of deposit must be issued by (i) a domestic or foreign branch of a U.S. commercial bank which is a member of the Federal Reserve System or the deposits of which are insured by the Federal Deposit Insurance Corporation, or (ii) a domestic savings and loan association, the deposits of which are insured by the Federal Deposit Insurance Corporation provided that, in each case, at the time of purchase, such institution has total assets in excess of $1 billion (as of the date of their most recently published financial statements).

Time deposits are interest-bearing non-negotiable deposits at a bank or a savings and loan association that have a specific maturity date. A time deposit earns a specific rate of interest over a definite period of time. Time deposits cannot be traded on the secondary market and those exceeding seven days and with a withdrawal penalty are considered to be illiquid. Time deposits will be maintained only at banks and savings and loan associations from which a Fund could purchase certificates of deposit.

The Funds will not invest in obligations for which a Fund’s Adviser, or any of its affiliated persons, is the ultimate obligor or accepting bank, provided, however, that the Funds maintain demand deposits at their affiliated custodian, JPMorgan Chase Bank.

Subject to the Funds’ limitations on concentration in a particular industry, there is no limitation on the amount of a Fund’s assets which may be invested in obligations of banks which meet the conditions set forth herein.

Commercial Paper

Commercial paper is defined as short-term obligations with maturities from 1 to 270 days issued by banks or bank holding companies, corporations and finance companies. Although commercial paper is generally unsecured, the Funds may also purchase secured commercial paper. In the event of a default of an issuer of secured commercial paper, a Fund may hold the securities and other investments that were pledged as collateral even if it does not invest in such securities or investments. In such a case, the Fund would take steps to dispose of such securities or investments in a commercially reasonable manner. Commercial paper includes master demand obligations. See “Variable and Floating Rate Instruments” below.

Certain Funds may also invest in Canadian commercial paper, which is commercial paper issued by a Canadian corporation or a Canadian counterpart of a U.S. corporation, and in Europaper, which is U.S. dollar denominated commercial paper of a foreign issuer. See “Risk Factors of Foreign Investments” below.

Convertible Securities

Certain Funds may invest in convertible securities. Convertible securities include any debt securities or preferred stock which may be converted into common stock or which carry the right to purchase common stock. Generally, convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time.

The terms of any convertible security determine its ranking in a company’s capital structure. In the case of subordinated convertible debentures, the holders’ claims on assets and earnings are subordinated to the claims of other creditors, and are senior to the claims of preferred and common shareholders. In the case of convertible preferred stock, the holders’ claims on assets and earnings are subordinated to the claims of all creditors and are senior to the claims of common shareholders.

Convertible securities have characteristics similar to both debt and equity securities. Due to the conversion feature, the market value of convertible securities tends to move together with the market value of the underlying common stock. As a result, selection of convertible securities, to a great extent, is based on the potential for capital appreciation that may exist in the underlying stock. The value of convertible securities is also affected by prevailing interest rates, the credit quality of the issuer, and any call provisions. In some cases, the issuer may cause a convertible security to convert to common stock. In other situations, it may be advantageous for a Fund to cause the

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conversion of convertible securities to common stock. If a convertible security converts to common stock, a Fund may hold such common stock in its portfolio even if it does not ordinarily invest in common stock.

Custodial Receipts

Certain Funds may acquire securities in the form of custodial receipts that evidence ownership of future interest payments, principal payments or both on certain U.S. Treasury notes or bonds in connection with programs sponsored by banks and brokerage firms. These are not considered U.S. government securities and are not backed by the full faith and credit of the U.S. government. These notes and bonds are held in custody by a bank on behalf of the owners of the receipts.

Debt Instruments

Below Investment Grade Securities. Securities that were rated investment grade at the time of purchase may subsequently be rated below investment grade (BB+ or lower by S&P and Bal or lower by Moody’s). Certain Funds that do not invest in below investment grade securities as a main investment strategy may nonetheless continue to hold such securities if the Adviser believes it is advantageous for the Fund to do so. The high degree of risk involved in these investments can result in substantial or total losses. These securities are subject to greater risk of loss, greater sensitivity to interest rate and economic changes, valuation difficulties, and a potential lack of a secondary or public market for securities. The market price of these securities also can change suddenly and unexpectedly.

Corporate Debt Securities. Corporate debt securities may include bonds and other debt securities of U.S. and non-U.S. issuers, including obligations of industrial, utility, banking and other corporate issuers. All debt securities are subject to the risk of an issuer’s inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity.

High Yield/High Risk Securities/Junk Bonds. Certain Funds may invest in high yield securities, to varying degrees. High yield, high risk bonds are securities that are generally rated below investment grade by the primary rating agencies (BB+ or lower by S&P and Bal or lower by Moody’s) or unrated but determined by the Fund’s Adviser to be of comparable quality. Other terms used to describe such securities include “lower rated bonds,” “non-investment grade bonds,” “below investment grade bonds,” and “junk bonds.” These securities are considered to be high-risk investments.

High yield securities are regarded as predominately speculative. There is a greater risk that issuers of lower rated securities will default than issuers of higher rated securities. Issuers of lower rated securities generally are less creditworthy and may be highly indebted, financially distressed, or bankrupt. These issuers are more vulnerable to real or perceived economic changes, political changes or adverse industry developments. In addition, high yield securities are frequently subordinated to the prior payment of senior indebtedness. If an issuer fails to pay principal or interest, a Fund would experience a decrease in income and a decline in the market value of its investments. A Fund may also incur additional expenses in seeking recovery from the issuer.

The income and market value of lower rated securities may fluctuate more than higher rated securities. Non-investment grade securities are more sensitive to short-term corporate, economic and market developments. During periods of economic uncertainty and change, the market price of the investments in lower rated securities may be volatile. The default rate for high yield bonds tends to be cyclical, with defaults rising in periods of economic downturn.

It is often more difficult to value lower rated securities than higher rated securities. If an issuer’s financial condition deteriorates, accurate financial and business information may be limited or unavailable. The lower rated investments may be thinly traded and there may be no established secondary market. Because of the lack of market pricing and current information for investments in lower rated securities, valuation of such investments is much more dependent on the judgment of the Adviser than is the case with higher rated securities. In addition, relatively few institutional purchasers may hold a major portion of an issue of lower-rated securities at times. As a result, a Fund that invests in lower rated securities may be required to sell investments at substantial losses or retain them indefinitely even where an issuer’s financial condition is deteriorating.

Credit quality of non-investment grade securities can change suddenly and unexpectedly, and even recently issued credit ratings may not fully reflect the actual risks posed by a particular high-yield security.

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Future legislation may have a possible negative impact on the market for high yield, high risk bonds. As an example, in the late 1980’s, legislation required federally-insured savings and loan associations to divest their investments in high yield, high risk bonds. New legislation, if enacted, could have a material negative effect on a Fund’s investments in lower rated securities.

Inflation-Linked Debt Securities. Inflation-linked securities include fixed and floating rate debt securities of varying maturities issued by the U.S. government, its agencies and instrumentalities, such as Treasury Inflation-Protected Securities (“TIPS”), as well as securities issued by other entities such as corporations, municipalities, foreign governments and foreign issuers, including foreign issuers from emerging markets. See also “Foreign Investments (including Foreign Currencies).” Typically, such securities are structured as fixed income investments whose principal value is periodically adjusted according to the rate of inflation. The following two structures are common: (i) the U.S. Treasury and some other issuers issue inflation-linked securities that accrue inflation into the principal value of the security and (ii) other issuers may pay out the Consumer Price Index (“CPI”) accruals as part of a semi-annual coupon. Other types of inflation-linked securities exist which use an inflation index other than the CPI.

Inflation-linked securities issued by the U.S. Treasury, such as TIPS, have maturities of approximately five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. Typically, TIPS pay interest on a semi-annual basis equal to a fixed percentage of the inflation-adjusted principal amount. For example, if a Fund purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and the rate of inflation over the first six months was 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole year’s inflation of 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of TIPS, even during a period of deflation, although the inflation-adjusted principal received could be less than the inflation-adjusted principal that had accrued to the bond at the time of purchase. However, the current market value of the bonds is not guaranteed and will fluctuate. Other inflation-related bonds exist which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation-linked securities is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-linked securities.

While inflation-linked securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

The periodic adjustment of U.S. inflation-linked securities is tied to the Consumer Price Index for All Urban Consumers (“CPI-U”), which is not seasonably adjusted and which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-linked securities issued by a foreign government are generally adjusted to reflect a comparable inflation index calculated by that government. There can be no assurance that the CPI-U or a foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the U.S.

Any increase in the principal amount of an inflation-linked security will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Variable and Floating Rate Instruments. Certain obligations purchased by the Funds may carry variable or floating rates of interest, may involve a conditional or unconditional demand feature and may include variable amount master demand notes. Variable and floating rate instruments are issued by a wide variety of issuers and may be issued for a wide variety of purposes, including as a method of reconstructing cash flows.

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Subject to their investment objective policies and restrictions, certain Funds may acquire variable and floating rate instruments. A variable rate instrument is one whose terms provide for the adjustment of its interest rate on set dates and which, upon such adjustment, can reasonably be expected to have a market value that approximates its par value. Certain Funds may purchase extendable commercial notes. Extendable commercial notes are variable rate notes which normally mature within a short period of time (e.g., 1 month) but which may be extended by the issuer for a maximum maturity of thirteen months.

A floating rate instrument is one whose terms provide for the adjustment of its interest rate whenever a specified interest rate changes and which, at any time, can reasonably be expected to have a market value that approximates its par value. Floating rate instruments are frequently not rated by credit rating agencies; however, unrated variable and floating rate instruments purchased by a Fund will be determined by the Fund’s Adviser to be of comparable quality at the time of purchase to rated instruments eligible for purchase under the Fund’s investment policies. In making such determinations, a Fund’s Adviser will consider the earning power, cash flow and other liquidity ratios of the issuers of such instruments (such issuers include financial, merchandising, bank holding and other companies) and will continuously monitor their financial condition. There may be no active secondary market with respect to a particular variable or floating rate instrument purchased by a Fund. The absence of such an active secondary market could make it difficult for the Fund to dispose of the variable or floating rate instrument involved in the event the issuer of the instrument defaulted on its payment obligations, and the Fund could, for this or other reasons, suffer a loss to the extent of the default. Variable or floating rate instruments may be secured by bank letters of credit or other assets. A Fund may purchase a variable or floating rate instrument to facilitate portfolio liquidity or to permit investment of the Fund’s assets at a favorable rate of return.

As a result of the floating and variable rate nature of these investments, the Funds’ yields may decline, and they may forego the opportunity for capital appreciation during periods when interest rates decline; however, during periods when interest rates increase, the Funds’ yields may increase, and they may have reduced risk of capital depreciation.

Past periods of high inflation, together with the fiscal measures adopted to attempt to deal with it, have seen wide fluctuations in interest rates, particularly “prime rates” charged by banks. While the value of the underlying floating or variable rate securities may change with changes in interest rates generally, the nature of the underlying floating or variable rate should minimize changes in value of the instruments. Accordingly, as interest rates decrease or increase, the potential for capital appreciation and the risk of potential capital depreciation is less than would be the case with a portfolio of fixed rate securities. A Fund’s portfolio may contain floating or variable rate securities on which stated minimum or maximum rates, or maximum rates set by state law limit the degree to which interest on such floating or variable rate securities may fluctuate; to the extent it does, increases or decreases in value may be somewhat greater than would be the case without such limits. Because the adjustment of interest rates on the floating or variable rate securities is made in relation to movements of the applicable banks’ “prime rates” or other short-term rate securities adjustment indices, the floating or variable rate securities are not comparable to long-term fixed rate securities. Accordingly, interest rates on the floating or variable rate securities may be higher or lower than current market rates for fixed rate obligations of comparable quality with similar maturities.

Variable Amount Master Notes. Variable amount master notes are notes, which may possess a demand feature, that permit the indebtedness to vary and provide for periodic adjustments in the interest rate according to the terms of the instrument. Variable amount master notes may not be secured by collateral. To the extent that variable amount master notes are secured by collateral, they are subject to the risks described under the section “Loan Assignments and Participations-Collateral and Subordination Risk.”

Because master notes are direct lending arrangements between a Fund and the issuer of the notes, they are not normally traded. Although there is no secondary market in the notes, a Fund may demand payment of principal and accrued interest. If the Fund is not repaid such principal and accrued interest, the Fund may not be able to dispose of the notes due to the lack of a secondary market.

While master notes are not typically rated by credit rating agencies, issuers of variable amount master notes (which are normally manufacturing, retail, financial, brokerage, investment banking and other business concerns) must satisfy the same criteria as those set forth with respect to commercial paper, if any, in Part I of this SAI under the heading “Diversification and Quality Descriptions”. A Fund’s Adviser will consider the credit risk of the issuers of such notes, including its earning power, cash flow, and other liquidity ratios of such issuers and will continuously monitor their financial status and ability to meet payment on demand. In determining average weighted portfolio maturity, a variable amount master note will be deemed to have a maturity equal to the period of time remaining until the principal amount can be recovered from the issuer.

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Variable Rate Instruments and Money Market Funds. Variable or floating rate instruments with stated maturities of more than 397 days may, under the SEC’s amortized cost rule applicable to money market funds, Rule 2a-7 under the 1940 Act, be deemed to have shorter maturities (other than in connection with the calculation of dollar-weighted average life to maturity of a portfolio) as follows:

(1) Adjustable Rate Government Securities. A Government Security which is a variable rate security where the variable rate of interest is readjusted no less frequently than every 397 days shall be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate. A Government Security which is a floating rate security shall be deemed to have a remaining maturity of one day.

(2) Short-Term Variable Rate Securities. A variable rate security, the principal amount of which, in accordance with the terms of the security, must unconditionally be paid in 397 calendar days or less shall be deemed to have maturity equal to the earlier of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand.

(3) Long-Term Variable Rate Securities. A variable rate security, the principal amount of which is scheduled to be paid in more than 397 days, that is subject to a demand feature shall be deemed to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand.

(4) Short-Term Floating Rate Securities. A floating rate security, the principal amount of which, in accordance with the terms of the security, must unconditionally be paid in 397 calendar days or less shall be deemed to have a maturity of one day.

(5) Long-Term Floating Rate Securities. A floating rate security, the principal amount of which is scheduled to be paid in more than 397 days, that is subject to a demand feature, shall be deemed to have a maturity equal to the period remaining until the principal amount can be recovered through demand.

As used above, a note is “subject to a demand feature” where the Fund is entitled to receive the principal amount of the note either at any time on no more than 30 days’ notice or at specified intervals not exceeding 397 calendar days and upon no more than 30 days’ notice.

Limitations on the Use of Variable and Floating Rate Notes. Variable and floating rate instruments for which no readily available market exists (e.g., illiquid securities) will be purchased in an amount which, together with securities with legal or contractual restrictions on resale or for which no readily available market exists (including repurchase agreements providing for settlement more than seven days after notice), exceeds 15% of a Fund’s net assets (5% of total assets for the J.P. Morgan Funds which are money market funds (the “Money Market Funds”)) only if such instruments are subject to a demand feature that will permit the Fund to demand payment of the principal within seven days after demand by the Fund. There is no limit on the extent to which a Fund may purchase demand instruments that are not illiquid or deemed to be liquid in accordance with the Adviser’s liquidity determination procedures (except, with regard to the Money Market Funds, as provided under Rule 2a-7). If not rated, such instruments must be found by the Fund’s Adviser to be of comparable quality to instruments in which a Fund may invest. A rating may be relied upon only if it is provided by an NRSRO that is not affiliated with the issuer or guarantor of the instruments.

Zero-Coupon, Pay-in-Kind and Deferred Payment Securities. Zero-coupon securities are securities that are sold at a discount to par value and on which interest payments are not made during the life of the security. Upon maturity, the holder is entitled to receive the par value of the security. Pay-in-kind securities are securities that have interest payable by delivery of additional securities. Upon maturity, the holder is entitled to receive the aggregate par value of the securities. A Fund accrues income with respect to zero-coupon and pay-in-kind securities prior to the receipt of cash payments. Deferred payment securities are securities that remain zero-coupon securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. While interest payments are not made on such securities, holders of such securities are deemed to have received “phantom income.” Because a Fund will distribute “phantom income” to shareholders, to the extent that shareholders elect to receive dividends in cash rather than reinvesting such dividends in additional shares, the applicable Fund will have fewer assets with which to purchase income-producing securities. Zero-coupon, pay-in-kind and deferred payment securities may be subject to greater fluctuation in value and lesser liquidity in the event of adverse market conditions than comparably rated securities paying cash interest at regular interest payment periods.

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Demand Features

Certain Funds may acquire securities that are subject to puts and standby commitments (“Demand Features”) to purchase the securities at their principal amount (usually with accrued interest) within a fixed period (usually seven days) following a demand by the Fund. The Demand Feature may be issued by the issuer of the underlying securities, a dealer in the securities or by another third party and may not be transferred separately from the underlying security. The underlying securities subject to a put may be sold at any time at market rates. Applicable Funds expect that they will acquire puts only where the puts are available without the payment of any direct or indirect consideration. However, if advisable or necessary, a premium may be paid for put features. A premium paid will have the effect of reducing the yield otherwise payable on the underlying security. Demand Features provided by foreign banks involve certain risks associated with foreign investments. See “Foreign Investments (including Foreign Currencies)” for more information on these risks.

Under a “stand-by commitment,” a dealer would agree to purchase, at a Fund’s option, specified securities at a specified price. A Fund will acquire these commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. Stand-by commitments may also be referred to as put options.

The purpose of engaging in transactions involving puts is to maintain flexibility and liquidity to permit a Fund to meet redemption requests and remain as fully invested as possible.

Equity Securities, Warrants and Rights

Common Stock. Common stock represents a share of ownership in a company and usually carries voting rights and may earn dividends. Unlike preferred stock, common stock dividends are not fixed but are declared at the discretion of the issuer’s board of directors. Common stock occupies the most junior position in a company’s capital structure. As with all equity securities, the price of common stock fluctuates based on changes in a company’s financial condition and overall market and economic conditions.

Common Stock Warrants and Rights. Common stock warrants entitle the holder to buy common stock from the issuer of the warrant at a specific price (the “strike price”) for a specific period of time. The market price of warrants may be substantially lower than the current market price of the underlying common stock, yet warrants are subject to similar price fluctuations. As a result, warrants may be more volatile investments than the underlying common stock. If a warrant is exercised, a Fund may hold common stock in its portfolio even if it does not ordinarily invest in common stock.

Rights are similar to warrants but normally have a shorter duration and are typically distributed directly by the issuers to existing shareholders, while warrants are typically attached to new debt or preferred stock issuances.

Warrants and rights generally do not entitle the holder to dividends or voting rights with respect to the underlying common stock and do not represent any rights in the assets of the issuer company. Warrants and rights will expire if not exercised on or prior to the expiration date.

Preferred Stock. Preferred stock is a class of stock that generally pays dividends at a specified rate and has preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights. As with all equity securities, the price of preferred stock fluctuates based on changes in a company’s financial condition and on overall market and economic conditions.

Initial Public Offerings (“IPOs”). The Funds may purchase securities in IPOs. These securities are subject to many of the same risks as investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. The prices of securities sold in IPOs may be highly volatile. At any particular time or from time to time, a Fund may not be able to invest in securities issued in IPOs, or invest to the extent desired, because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available to the Fund. In addition, under certain market conditions, a relatively small number of companies may issue securities in IPOs. Similarly, as the number of Funds to which IPO securities are allocated increases, the number of securities issued to any one Fund may decrease. The investment performance of a Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the Fund is able to do so. In addition, as a Fund increases in size, the impact of IPOs on the Fund’s performance will generally decrease.

Foreign Investments (including Foreign Currencies)

Some of the Funds may invest in certain obligations or securities of foreign issuers. For purposes of a non-Money Market Fund’s investment policies and unless described otherwise in a Fund’s prospectus, an issuer of a

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security will be deemed to be located in a particular country if: (i) the principal trading market for the security is in such country, (ii) the issuer is organized under the laws of such country or (iii) the issuer derives at least 50% of its revenues or profits from such country or has at least 50% of its total assets situated in such country. Possible investments include equity securities and debt securities (e.g., bonds and commercial paper) of foreign entities, obligations of foreign branches of U.S. banks and of foreign banks, including, without limitation, Eurodollar Certificates of Deposit, Eurodollar Time Deposits, Eurodollar Bankers’ Acceptances, Canadian Time Deposits and Yankee Certificates of Deposit, and investments in Canadian Commercial Paper, and Europaper. Securities of foreign issuers may include sponsored and unsponsored American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), and Global Depositary Receipts (“GDRs”). Sponsored ADRs are listed on the New York Stock Exchange; unsponsored ADRs are not. Therefore, there may be less information available about the issuers of unsponsored ADRs than the issuers of sponsored ADRs. Unsponsored ADRs are restricted securities. EDRs and GDRs are not listed on the New York Stock Exchange. As a result, it may be difficult to obtain information about EDRs and GDRs.

The Money Market Funds may only invest in U.S. dollar-denominated securities.

Risk Factors of Foreign Investments. The following is a summary of certain risks associated with foreign investments:

Political and Exchange Risks. Foreign investments may subject a Fund to investment risks that differ in some respects from those related to investments in obligations of U.S. domestic issuers. Such risks include potential future adverse political and economic developments, possible imposition of withholding taxes on interest or other income, possible seizure, nationalization or expropriation of foreign deposits, possible establishment of exchange controls or taxation at the source, greater fluctuations in value due to changes in exchange rates, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations.

Higher Transaction Costs. Foreign investments may entail higher custodial fees and sales commissions than domestic investments.

Accounting and Regulatory Differences. Foreign issuers of securities or obligations are often subject to accounting treatment and engage in business practices different from those of domestic issuers of similar securities or obligations. In addition, foreign issuers are usually not subject to the same degree of regulation as domestic issuers, and their securities may trade on relatively small markets, causing their securities to experience potentially higher volatility and more limited liquidity than securities of domestic issuers. Foreign branches of U.S. banks and foreign banks are not regulated by U.S. banking authorities and may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks. In addition, foreign banks generally are not bound by accounting, auditing, and financial reporting standards comparable to those applicable to U.S. banks. Dividends and interest paid by foreign issuers may be subject to withholding and other foreign taxes which may decrease the net return on foreign investments as compared to dividends and interest paid to a Fund by domestic companies.

Currency Risk. Foreign securities may be denominated in foreign currencies, although foreign issuers may also issue securities denominated in U.S. dollars. The value of a Fund’s investments denominated in foreign currencies and any funds held in foreign currencies will be affected by changes in currency exchange rates, the relative strength of those currencies and the U.S. dollar, and exchange-control regulations. Changes in the foreign currency exchange rates also may affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to shareholders by a Fund. The exchange rates between the U.S. dollar and other currencies are determined by the forces of supply and demand in foreign exchange markets. Accordingly, the ability of a Fund that invests in foreign securities as part of its principal investment strategy to achieve its investment objective may depend, to a certain extent, on exchange rate movements. In addition, while the volume of transactions effected on foreign stock exchanges has increased in recent years, in most cases it remains appreciably below that of domestic securities exchanges. Accordingly, a Fund’s foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities of U.S. companies. In buying and selling securities on foreign exchanges, purchasers normally pay fixed commissions that are generally higher than the negotiated commissions charged in the U.S. In addition, there is generally less government supervision and regulation of securities exchanges, brokers and issuers located in foreign countries than in the U.S.

Settlement Risk. The settlement periods for foreign securities and instruments are often longer than those for securities or obligations of U.S. issuers or instruments denominated in U.S. dollars. Delayed settlement may affect

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the liquidity of a Fund’s holdings. Certain types of securities and other instruments are not traded “delivery versus payment” in certain markets (e.g., government bonds in Russia) meaning that a Fund may deliver securities or instruments before payment is received from the counterparty. In such markets, the Fund may not receive timely payment for securities or other instruments it has delivered and may be subject to increased risk that the counterparty will fail to make payments when due or default completely.

Brady Bonds. Brady bonds are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings. Brady bonds have been issued since 1989. In light of the history of defaults of countries issuing Brady bonds on their commercial bank loans, investments in Brady bonds may be viewed as speculative and subject to the same risks as emerging market securities. Brady bonds may be fully or partially collateralized or uncollateralized, are issued in various currencies (but primarily the U.S. dollar) and are actively traded in over-the-counter (“OTC”) secondary markets. Incomplete collateralization of interest or principal payment obligations results in increased credit risk. Dollar-denominated collateralized Brady bonds, which may be either fixed-rate or floating rate bonds, are generally collateralized by U.S. Treasury securities.

Obligations of Supranational Entities. Obligations of supranational entities include securities designated or supported by governmental entities to promote economic reconstruction or development of international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the “World Bank”), the European Coal and Steel Community, the Asian Development Bank and the Inter-American Development Bank. Each supranational entity’s lending activities are limited to a percentage of its total capital (including “callable capital” contributed by its governmental members at the entity’s call), reserves and net income. There is no assurance that participating governments will be able or willing to honor their commitments to make capital contributions to a supranational entity.

Emerging Market Securities. Investing in companies domiciled in emerging market countries may be subject to potentially higher risks than investments in developed countries. These risks include: (i) less social, political, and economic stability; (ii) greater illiquidity and price volatility due to smaller or limited local capital markets for such securities, or low non-existent trading volumes; (iii) less scrutiny and regulation by local authorities of the foreign exchanges and broker-dealers; (iv) the seizure or confiscation by local governments of securities held by foreign investors, and the possible suspension or limiting by local governments of an issuer’s ability to make dividend or interest payments; (v) limiting or entirely restricting repatriation of invested capital, profits, and dividends by local governments; (vi) possible local taxation of capital gains, including on a retroactive basis; (vii) the attempt by issuers facing restrictions on dollar or euro payments imposed by local governments to make dividend or interest payments to foreign investors in the local currency; (viii) difficulty in enforcing legal claims related to the securities and/or local judges favoring the interests of the issuer over those of foreign investors; (ix) bankruptcy judgments being paid in the local currency; (x) greater difficulty in determining market valuations of the securities due to limited public information regarding the issuer, and (xi) difficulty of ascertaining the financial health of an issuer due to lax financial reporting on a regular basis, substandard disclosure and differences in accounting standards.

Emerging country securities markets are typically marked by a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of ownership of such securities by a limited number of investors. Although some emerging markets have become more established and tend to issue securities of higher credit quality, the markets for securities in other emerging countries are in the earliest stages of their development, and these countries issue securities across the credit spectrum. Even the markets for relatively widely traded securities in emerging countries may not be able to absorb, without price disruptions, a significant increase in trading volume or trades of a size customarily undertaken by institutional investors in the securities markets of developed countries. The limited size of many of these securities markets can cause prices to be erratic for reasons apart from factors that affect the soundness and competitiveness of the securities issuers. For example, prices may be unduly influenced by traders who control large positions in these markets. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity of such markets. The limited liquidity of emerging country securities may also affect a Fund’s ability to accurately value its portfolio securities or to acquire or dispose of securities at the price and time it wishes to do so or in order to meet redemption requests.

Many emerging market countries suffer from uncertainty and corruption in their legal frameworks. Legislation may be difficult to interpret and laws may be too new to provide any precedential value. Laws regarding foreign investment and private property may be weak or non-existent. Sudden changes in governments may result in policies which are less favorable to investors, such as policies designed to expropriate or nationalize “sovereign” assets.

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Certain emerging market countries in the past have expropriated large amounts of private property, in many cases with little or no compensation, and there can be no assurance that such expropriation will not occur in the future.

Foreign investment in the securities markets of certain emerging countries is restricted or controlled to varying degrees. These restrictions may limit a Fund’s investment in certain emerging countries and may increase the expenses of the Fund. Certain emerging countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer’s outstanding securities or to a specific class of securities, which may have less advantageous terms (including price) than securities of the company available for purchase by nationals.

Many developing countries lack the social, political, and economic stability characteristic of the U.S. Political instability among emerging market countries can be common and may be caused by an uneven distribution of wealth, social unrest, labor strikes, civil wars, and religious oppression. Economic instability in emerging market countries may take the form of: (i) high interest rates; (ii) high levels of inflation, including hyperinflation; (iii) high levels of unemployment or underemployment; (iv) changes in government economic and tax policies, including confiscatory taxation; and (v) imposition of trade barriers.

Currencies of emerging market countries are subject to significantly greater risks than currencies of developed countries. Many emerging market countries have experienced steady declines or even sudden devaluations of their currencies relative to the U.S. dollar. Some emerging market currencies may not be internationally traded or may be subject to strict controls by local governments, resulting in undervalued or overvalued currencies.

Some emerging market countries have experienced balance of payment deficits and shortages in foreign exchange reserves. Governments have responded by restricting currency conversions. Future restrictive exchange controls could prevent or restrict a company’s ability to make dividend or interest payments in the original currency of the obligation (usually U.S. dollars). In addition, even though the currencies of some emerging market countries may be convertible into U.S. dollars, the conversion rates may be artificial to their actual market values.

A Fund’s income and, in some cases, capital gains from foreign stocks and securities will be subject to applicable taxation in certain of the countries in which it invests, and treaties between the U.S. and such countries may not be available in some cases to reduce the otherwise applicable tax rates. Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when a portion of the assets of a Fund remains uninvested and no return is earned on such assets. The inability of the Fund to make intended security purchases or sales due to settlement problems could result either in losses to the Fund due to subsequent declines in value of the portfolio securities, in the Fund deeming those securities to be illiquid, or, if the Fund has entered into a contract to sell the securities, in possible liability to the purchaser.

In the past, governments within the emerging markets have become overly reliant on the international capital markets and other forms of foreign credit to finance large public spending programs which cause huge budget deficits. Often, interest payments have become too overwhelming for a government to meet, representing a large percentage of total GDP. These foreign obligations have become the subject of political debate and have served as fuel for political parties of the opposition, which pressure the government not to make payments to foreign creditors, but instead to use these funds for social programs. Either due to an inability to pay or submission to political pressure, foreign governments have been forced to seek a restructuring of their loan and/or bond obligations, have declared a temporary suspension of interest payments or have defaulted. These events have adversely affected the values of securities issued by foreign governments and corporations domiciled in emerging market countries and have negatively affected not only their cost of borrowing, but their ability to borrow in the future as well.

Risks of Particular Markets — Russia. Investing in Russian securities is highly speculative and involves significant risks and special considerations not typically associated with investing in the securities markets of the U.S. and most other developed countries.

Over the past century, Russia has experienced political, social and economic turbulence and has endured decades of communist rule under which the property of tens of millions of its citizens was collectivized into state agricultural and industrial enterprises. Since the collapse of the Soviet Union, Russia’s government has been faced with the daunting task of stabilizing its domestic economy, while transforming it into a modern and efficient structure able to compete in international markets and respond to the needs of its citizens. However, to date, many of the country’s economic reform initiatives have floundered as the proceeds of the International Monetary Fund and other economic assistance have been squandered or stolen. In this environment, there is always the risk that the nation’s government will abandon the current program of economic reform and replace

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it with radically different political and economic policies that would be detrimental to the interests of foreign investors. This could entail a return to a centrally planned economy and nationalization of private enterprises similar to what existed in the Soviet Union. Many of Russia’s businesses have failed to mobilize the available factors of production because the country’s privatization program virtually ensured the predominance of the old management teams that are largely non-market oriented in their management approach. Poor accounting standards, inept management, pervasive corruption, insider trading and crime, and inadequate regulatory protection for the rights of investors all pose a significant risk, particularly to foreign investors. In addition, there is the risk that the Russian tax system will not be reformed to prevent inconsistent, retroactive, and/or exorbitant taxation, or, in the alternative, the risk that a reformed tax system may result in the inconsistent and unpredictable enforcement of the new tax laws.

Compared to most national stock markets, the Russian securities market suffers from a variety of problems not encountered in more developed markets. There is little long-term historical data on the Russian securities market because it is relatively new and a substantial proportion of securities transactions in Russia are privately negotiated outside of stock exchanges. The inexperience of the Russian securities market and the limited volume of trading in securities in the market may make obtaining accurate prices on portfolio securities from independent sources more difficult than in more developed markets. Additionally, because of less stringent auditing and financial reporting standards that apply to U.S. companies, there is little solid corporate information available to investors. As a result, it may be difficult to assess the value or prospects of an investment in Russian companies. Stocks of Russian companies also may experience greater price volatility than stocks of U.S. companies.

Because of the recent formation of the Russian securities market as well as the underdeveloped state of the banking and telecommunications systems, settlement, clearing and registration of securities transactions are subject to significant risks. Ownership of shares (except where shares are held through depositories that meet the requirements of the 1940 Act) is defined according to entries in a company’s share register and is normally evidenced by extracts from the register or by formal share certificates. However, there is no central registration system for shareholders and these services are carried out by the companies themselves or by registrars located throughout Russia. These registrars are not necessarily subject to effective state supervision nor are they licensed with any governmental entity and it is possible for a Fund to lose ownership of its securities through fraud, negligence, or even mere oversight. While the Fund will endeavor to ensure that its interest continues to be appropriately recorded either itself or through a custodian or other agent inspecting the share register and by obtaining extracts of share registers through regular confirmations, these extracts have no legal enforceability and it is possible that subsequent illegal amendment or other fraudulent act may deprive the Fund of its ownership rights or improperly dilute its interests. In addition, while applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for the Fund to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. Furthermore, significant delays or problems may occur in registering the transfer of securities, which could cause a Fund to incur losses due to a counterparty’s failure to pay for securities the Fund has delivered or the Fund’s inability to complete its contractual obligations because of theft or other reasons. A Fund also may experience difficulty in obtaining and/or enforcing judgments in Russia.

The Russian economy is heavily dependent upon the export of a range of commodities including most industrial metals, forestry products, oil, and gas. Accordingly, it is strongly affected by international commodity prices and is particularly vulnerable to any weakening in global demand for these products.

Foreign investors also face a high degree of currency risk when investing in Russian securities and a lack of available currency hedging instruments. In a surprise move in August 1998, Russia devalued the ruble, defaulted on short-term domestic bonds, and imposed a moratorium on the repayment of its international debt and the restructuring of the repayment terms. These actions have negatively affected Russian borrowers’ ability to access international capital markets and have had a damaging impact on the Russian economy. In light of these and other government actions, foreign investors face the possibility of further devaluations. In addition, there is a risk that the government may impose capital controls on foreign portfolio investments in the event of extreme financial or political crisis. Such capital controls would prevent the sale of a portfolio of foreign assets and the repatriation of investment income and capital. The current economic turmoil in Russia and the effects on the current global economic crisis on the Russian economy may cause flight from the Russian ruble into U.S. dollars and other currencies, which could force the Russian central bank to spend reserves to maintain the value of the ruble. If the Russian central bank falters in its defense of the ruble, there could be additional pressure on Russia’s banks and its currency.

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Terrorism and related geo-political risks have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally.

Sovereign Obligations. Sovereign debt includes investments in securities issued or guaranteed by a foreign sovereign government or its agencies, authorities or political subdivisions. An investment in sovereign debt obligations involves special risks not present in corporate debt obligations. The issuer of the sovereign debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and a Fund may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt, and the Fund’s NAV, may be more volatile than prices of U.S. debt obligations. In the past, certain emerging markets have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debts.

A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange, the relative size of the debt service burden, the sovereign debtor’s policy toward principal international lenders and local political constraints. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies and other entities to reduce principal and interest arrearages on their debt. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of third-party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to service its debts.

Foreign Currency Transactions. Certain Funds may engage in foreign currency transactions which include the following, some of which also have been described elsewhere in this SAI: options on currencies, currency futures, options on such futures, forward foreign currency transactions, forward rate agreements and currency swaps, caps and floors. Certain Funds may engage in such transactions in both U.S. and non-U.S. markets. To the extent a Fund enters into such transactions in markets other than in the U.S., the Fund may be subject to certain currency, settlement, liquidity, trading and other risks similar to those described above with respect to the Fund’s investments in foreign securities including emerging markets securities. Certain Funds may engage in such transactions to hedge against currency risks, as a substitute for securities in which the Fund invests, to increase or decrease exposure to a foreign currency, to shift exposure from one foreign currency to another, for risk management purposes or to increase income or gain to the Fund. To the extent that a Fund uses foreign currency transactions for hedging purposes, the Fund may hedge either specific transactions or portfolio positions.

While a Fund’s use of hedging strategies is intended to reduce the volatility of the net asset value of Fund shares, the net asset value of the Fund will fluctuate. There can be no assurance that a Fund’s hedging transactions will be effective. Furthermore, a Fund may only engage in hedging activities from time to time and may not necessarily be engaging in hedging activities when movements in currency exchange rates occur.

Certain Funds are authorized to deal in forward foreign exchange between currencies of the different countries in which the Fund will invest and multi-national currency units as a hedge against possible variations in the foreign exchange rate between these currencies. This is accomplished through contractual agreements entered into in the interbank market to purchase or sell one specified currency for another currency at a specified future date (up to one year) and price at the time of the contract.

Transaction Hedging. Generally, when a Fund engages in transaction hedging, it enters into foreign currency transactions with respect to specific receivables or payables of the Fund generally arising in connection with the purchase or sale of its portfolio securities. A Fund may engage in transaction hedging when it desires to “lock in” the U.S. dollar price (or a non-U.S. dollar currency (“reference currency”)) of a security it has agreed to purchase or sell, or the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. By transaction hedging, a Fund attempts to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar or other reference currency and the applicable foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

A Fund may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate in connection with the settlement of transactions in portfolio securities denominated in that foreign currency. Certain Funds reserve the right to purchase and sell foreign currency futures contracts traded in the U.S. and subject to regulation by the Commodity Futures Trading Commission (“CFTC”).

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For transaction hedging purposes, a Fund may also purchase U.S. exchange-listed call and put options on foreign currency futures contracts and on foreign currencies. A put option on a futures contract gives a Fund the right to assume a short position in the foreign currency futures contract until expiration of the option. A put option on currency gives a Fund the right to sell a currency at an exercise price until the expiration of the option. A call option on a futures contract gives a Fund the right to assume a long position in the futures contract until the expiration of the option. A call option on currency gives a Fund the right to purchase a currency at the exercise price until the expiration of the option.

Position Hedging. When engaging in position hedging, a Fund will enter into foreign currency exchange transactions to protect against a decline in the values of the foreign currencies in which their portfolio securities are denominated or an increase in the value of currency for securities which a Fund’s Adviser expects to purchase. In connection with the position hedging, the Fund may purchase or sell foreign currency forward contracts or foreign currency on a spot basis. A Fund may purchase U.S. exchange-listed put or call options on foreign currency and foreign currency futures contracts and buy or sell foreign currency futures contracts traded in the U.S. and subject to regulation by the CFTC.

The precise matching of the amounts of foreign currency exchange transactions and the value of the portfolio securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the dates the currency exchange transactions are entered into and the dates they mature.

Forward Foreign Currency Exchange Contracts. Certain Funds may purchase forward foreign currency exchange contracts, sometimes referred to as “currency forwards” (“Forward Contracts”), which involve an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed by the parties in an amount and at a price set at the time of the contract. In the case of a cancelable Forward Contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. The contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers, so no intermediary is required. A Forward Contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

At the maturity of a Forward Contract, a Fund may either accept or make delivery of the currency specified in the contract or, at or prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. Certain Funds may also engage in non-deliverable forwards which are cash settled and which do not involve delivery of the currency specified in the contract. For more information on Non-Deliverable Forwards, see “Non-Deliverable Forwards” below.

Foreign Currency Futures Contracts. Certain Funds may purchase foreign currency futures contracts. Foreign currency futures contracts traded in the U.S. are designed by and traded on exchanges regulated by the CFTC, such as the New York Mercantile Exchange. A Fund may enter into foreign currency futures contracts for hedging purposes and other risk management purposes as defined in CFTC regulations. Certain Funds may also enter into foreign currency futures transactions to increase exposure to a foreign currency, to shift exposure from one foreign currency to another or to increase income or gain to the Fund.

At the maturity of a futures contract, the Fund may either accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to futures contracts are effected on a commodities exchange; a clearing corporation associated with the exchange assumes responsibility for closing out such contracts.

Positions in the foreign currency futures contracts may be closed out only on an exchange or board of trade which provides a secondary market in such contracts. There is no assurance that a secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures position; in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin.

For more information on futures contacts, see “Futures Contracts” under the heading “Options and Futures Transactions” below.

Foreign Currency Options. Certain Funds may purchase and sell U.S. exchange-listed and over the counter call and put options on foreign currencies. Such options on foreign currencies operate similarly to options on securities. When a Fund purchases a put option, the Fund has the right but not the obligation to exchange money denominated

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in one currency into another currency at a pre-agreed exchange rate on a specified date. When a Fund sells or writes a call option, the Fund has the obligation to exchange money denominated in one currency into another currency at a pre-agreed exchange rate if the buyer exercises option. Some of the Funds may also purchase and sell non-deliverable currency options (“Non-Deliverable Options”). Non-Deliverable Options are cash-settled, options on foreign currencies (each a “Option Reference Currency”) that are non-convertible and that may be thinly traded or illiquid. Non-Deliverable Options involve an obligation to pay an amount in a deliverable currency (such as U.S. Dollars, Euros, Japanese Yen, or British Pounds Sterling) equal to the difference between the prevailing market exchange rate for the Option Reference Currency and the agreed upon exchange rate (the “Non-Deliverable Option Rate”), with respect to an agreed notional amount. Options on foreign currencies are affected by all of those factors which influence foreign exchange rates and investments generally.

A Fund is authorized to purchase or sell listed foreign currency options and currency swap contracts as a short or long hedge against possible variations in foreign exchange rates, as a substitute for securities in which a Fund may invest, and for risk management purposes. Such transactions may be effected with respect to hedges on non-U.S. dollar denominated securities (including securities denominated in the Euro) owned by the Fund, sold by the Fund but not yet delivered, committed or anticipated to be purchased by the Fund, or in transaction or cross-hedging strategies. As an illustration, a Fund may use such techniques to hedge the stated value in U.S. dollars of an investment in a Japanese yen-dominated security. In such circumstances, the Fund may purchase a foreign currency put option enabling it to sell a specified amount of yen for dollars at a specified price by a future date. To the extent the hedge is successful, a loss in the value of the dollar relative to the yen will tend to be offset by an increase in the value of the put option. To offset, in whole or in part, the cost of acquiring such a put option, the Fund also may sell a call option which, if exercised, requires it to sell a specified amount of yen for dollars at a specified price by a future date (a technique called a “collar”). By selling the call option in this illustration, the Fund gives up the opportunity to profit without limit from increases in the relative value of the yen to the dollar. Certain Funds may also enter into foreign currency futures transactions for non-hedging purposes including to increase or decrease exposure to a foreign currency, to shift exposure from one foreign currency to another or to increase income or gain to the Fund.

Certain differences exist among these foreign currency instruments. Foreign currency options provide the holder thereof the right to buy or to sell a currency at a fixed price on a future date. Listed options are third-party contracts (i.e., performance of the parties’ obligations is guaranteed by an exchange or clearing corporation) which are issued by a clearing corporation, traded on an exchange and have standardized strike prices and expiration dates. OTC options are two-party contracts and have negotiated strike prices and expiration dates. Options on futures contracts are traded on boards of trade or futures exchanges. Currency swap contracts are negotiated two-party agreements entered into in the interbank market whereby the parties exchange two foreign currencies at the inception of the contract and agree to reverse the exchange at a specified future time and at a specified exchange rate.

The JPMorgan Emerging Markets Debt Fund may also purchase and sell barrier/”touch” options (“Barrier Options”), including knock-in options (“Knock-In Options”) and knock-out options (“Knock-Out Options”). A Barrier Option is a type of exotic option that gives an investor a payout once the price of the underlying currency reaches or surpasses (or falls below) a predetermined barrier. This type of option allows the buyer of the option to set the position of the barrier, the length of time until expiration and the payout to be received once the barrier is broken. There are two kinds of Knock-In Options, (i) “up and in” and (ii) “down and in”. With Knock-In Options, if the buyer has selected an upper price barrier, and the currency hits that level, the Knock-In Option turns into a more traditional option (“Vanilla Option”) whereby the owner has the right but not the obligation to exchange money denominated in one currency into another currency at a pre-agreed exchange rate on a specified date. This type of Knock-In Option is called “up and in”. The “down and in” Knock-In Option is the same as the “up and in”, except the currency has to reach a lower barrier. Upon hitting the chosen lower price level, the “down and in” Knock-In Option turns into a Vanilla Option. As in the Knock-In Option, there are two kinds of Knock-Out Options, ( i) “up and out” and (ii) “down and out”. However, in a Knock-Out Option, the buyer begins with a Vanilla Option, and if the predetermined price barrier is hit, the Vanilla Option is cancelled and the seller has no further obligation. If the option hits the upper barrier, the option is cancelled and the investor loses the premium paid, thus, “up and out”. If the option hits the lower price barrier, the option is cancelled, thus, “down and out”. Barrier Options usually call for delivery of the underlying currency.

The value of a foreign currency option is dependent upon the value of the foreign currency and the U.S. dollar and may have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of

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foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than those for round lots.

There is no systematic reporting of last sale information for foreign currencies and there is no regulatory requirement that quotations available through dealer or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options market.

In addition to writing call options on currencies when a Fund owns the underlying currency, the Funds may also write call options on currencies even if they do not own the underlying currency as long as the Fund segregates cash or liquid assets that, when added to the amounts deposited with a futures commission merchant or a broker as margin, equal the market value of the currency underlying the call option (but not less than the strike price of the call option). The Funds may also cover a written call option by owning a separate call option permitting the Fund to purchase the reference currency at a price no higher than the strike price of the call option sold by the Fund. In addition, a Fund may write a non-deliverable call option if the Fund segregates an amount equal to the current notional value (amount obligated to pay). Netting is generally permitted of long and short positions of a specific country (assuming long and short contracts are similar). If there are securities or currency held in that specific country at least equal to the current notional value of the net currency positions, no segregation is required.

Non-Deliverable Forwards. Some of the Funds may also invest in non-deliverable forwards (“NDFs”). NDFs are cash-settled, short-term forward contracts on foreign currencies (each a “Reference Currency”) that are non-convertible and that may be thinly traded or illiquid. NDFs involve an obligation to pay an amount (the “Settlement Amount”) equal to the difference between the prevailing market exchange rate for the Reference Currency and the agreed upon exchange rate (the “NDF Rate”), with respect to an agreed notional amount. NDFs have a fixing date and a settlement (delivery) date. The fixing date is the date and time at which the difference between the prevailing market exchange rate and the agreed upon exchange rate is calculated. The settlement (delivery) date is the date by which the payment of the Settlement Amount is due to the party receiving payment.

Although NDFs are similar to forward foreign currency exchange contracts, NDFs do not require physical delivery of the Reference Currency on the settlement date. Rather, on the settlement date, the only transfer between the counterparties is the monetary settlement amount representing the difference between the NDF Rate and the prevailing market exchange rate. NDFs typically may have terms from one month up to two years and are settled in U.S. dollars.

NDFs are subject to many of the risks associated with derivatives in general and forward currency transactions including risks associated with fluctuations in foreign currency and the risk that the counterparty will fail to fulfill its obligations. The Funds will segregate or earmark liquid assets in an amount equal to the marked to market, on a daily basis, of the NDF.

The Funds will typically use NDFs for hedging purposes, but may also, use such instruments to increase income or gain. The use of NDFs for hedging or to increase income or gain may not be successful, resulting in losses to the Fund, and the cost of such strategies may reduce the Funds’ respective returns.

Foreign Currency Conversion. Although foreign exchange dealers do not charge a fee for currency conversion, they do realize a profit based on the difference (the “spread”) between prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

Other Foreign Currency Hedging Strategies. New options and futures contracts and other financial products, and various combinations thereof, continue to be developed, and certain Funds may invest in any such options, contracts and products as may be developed to the extent consistent with the Fund’s investment objective and the regulatory requirements applicable to investment companies, and subject to the supervision of the Trust’s Board of Trustees.

Risk Factors in Foreign Currency Transactions. The following is a summary of certain risks associated with foreign currency transactions:

Imperfect Correlation. Foreign currency transactions present certain risks. In particular, the variable degree of correlation between price movements of the instruments used in hedging strategies and price movements in a security being hedged creates the possibility that losses on the hedging transaction may be greater than gains in the value of a Fund’s securities.

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Liquidity. Hedging instruments may not be liquid in all circumstances. As a result, in volatile markets, the Funds may not be able to dispose of or offset a transaction without incurring losses. Although foreign currency transactions used for hedging purposes may reduce the risk of loss due to a decline in the value of the hedged security, at the same time the use of these instruments could tend to limit any potential gain which might result from an increase in the value of such security.

Leverage and Volatility Risk. Derivative instruments, including foreign currency derivatives, may sometimes increase or leverage a Fund’s exposure to a particular market risk. Leverage enhances the price volatility of derivative instruments held by a Fund.

Strategy Risk. Certain Funds may use foreign currency derivatives for hedging as well as non-hedging purposes including to gain or adjust exposure to currencies and securities markets or to increase income or gain to a Fund. There is no guarantee that these strategies will succeed and their use may subject a Fund to greater volatility and loss. Foreign currency transactions involve complex securities transactions that involve risks in addition to direct investments in securities including leverage risk and the risks associated with derivatives in general, currencies, and investments in foreign and emerging markets.

Judgment of the Adviser. Successful use of foreign currency transactions by a Fund depends upon the ability of the applicable Adviser to predict correctly movements in the direction of interest and currency rates and other factors affecting markets for securities. If the expectations of the applicable Adviser are not met, a Fund would be in a worse position than if a foreign currency transaction had not been pursued. For example, if a Fund has hedged against the possibility of an increase in interest rates which would adversely affect the price of securities in its portfolio and the price of such securities increases instead, the Fund will lose part or all of the benefit of the increased value of its securities because it will have offsetting losses in its hedging positions. In addition, when utilizing instruments that require variation margin payments, if the Fund has insufficient cash to meet daily variation margin requirements, it may have to sell securities to meet such requirements.

Other Risks. Such sales of securities may, but will not necessarily, be at increased prices which reflect the rising market. Thus, a Fund may have to sell securities at a time when it is disadvantageous to do so.

It is impossible to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward contract or futures contract. Accordingly, a Fund may have to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security or securities being hedged is less than the amount of foreign currency a Fund is obligated to deliver and if a decision is made to sell the security or securities and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security or securities if the market value of such security or securities exceeds the amount of foreign currency the Fund is obligated to deliver.

Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities which a Fund owns or expects to purchase or sell. Rather, an Adviser may employ these techniques in an effort to maintain an investment portfolio that is relatively neutral to fluctuations in the value of the U.S. dollar relative to major foreign currencies and establish a rate of exchange which one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain which might result from the increase in the value of such currency. Moreover, it may not be possible for a Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the anticipated devaluation level.

Inverse Floaters and Interest Rate Caps

Inverse floaters are instruments whose interest rates bear an inverse relationship to the interest rate on another security or the value of an index. The market value of an inverse floater will vary inversely with changes in market interest rates and will be more volatile in response to interest rate changes than that of a fixed rate obligation. Interest rate caps are financial instruments under which payments occur if an interest rate index exceeds a certain predetermined interest rate level, known as the cap rate, which is tied to a specific index. These financial products will be more volatile in price than securities which do not include such a structure.

Investment Company Securities and Exchange Traded Funds

Investment Company Securities. A Fund may acquire the securities of other investment companies (“acquired funds”) to the extent permitted under the 1940 Act and consistent with its investment objective and strategies. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its

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pro rata portion of the other investment company’s expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund bears directly in connection with its own operations. Except as described below, the 1940 Act currently requires that, as determined immediately after a purchase is made, (i) not more than 5% of the value of a fund’s total assets will be invested in the securities of any one investment company, (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by a fund.

In addition, Section 17 of the 1940 Act prohibits a Fund from investing in another J.P. Morgan Fund except as permitted by Section 12 of the 1940 Act, by rule, or by exemptive order.

The limitations described above do not apply to investments in money market funds subject to certain conditions. All of the J.P. Morgan Funds may invest in affiliated and unaffiliated money market funds without limit under Rule 12d1-1 of the 1940 Act subject to the acquiring fund’s investment policies and restrictions and the conditions of the Rule.

In addition, the 1940 Act’s limits and restrictions summarized above do not apply to J.P. Morgan Funds that invest in other J.P. Morgan Funds in reliance on Section 12(d)(1)(G) of the 1940 Act, SEC rule, or an exemptive order issued by the SEC (each, a “Fund of Funds”; collectively, “Funds of Funds”). Such Funds of Funds include JPMorgan Investor Funds (the “Investor Funds”), the JPMorgan SmartRetirement Funds and the JPMorgan SmartRetirement Blend Funds (collectively, the “JPMorgan SmartRetirement Funds”), JPMorgan Diversified Real Return Fund, JPMorgan Access Funds, JPMorgan Alternative Strategies Fund, JPMorgan Diversified Fund, and such other J.P. Morgan Funds that invest in other J.P. Morgan Funds in reliance on Section 12(d)(G) of the 1940 Act or the rules issued Section 12.

Section 12(d)(1)(G) of the 1940 Act permits a fund to invest in acquired funds in the “same group of investment companies” (“affiliated funds”), government securities and short-term paper. In addition to the investments permitted by Section 12(d)(1)(G), Rule 12d1-2 permits funds of funds to make investments in addition to affiliated funds under certain circumstances including: (1) unaffiliated investment companies (subject to certain limits), (2) other types of securities (such as stocks, bonds and other securities) not issued by an investment company that are consistent with the fund of fund’s investment policies and (3) affiliated and unaffiliated money market funds. In order to be an eligible investment under Section 12(d)(1)(G), an affiliated fund must have a policy prohibiting it from investing in other funds under Section 12(d)(1)(F) or (G) of the 1940 Act.

In addition to investments permitted by Section 12(d)(1)(G) and Rule 12d1-2, the J.P. Morgan Funds may invest in derivatives pursuant to an exemptive order issued by the SEC. Under the exemptive order, the Funds of Funds are permitted to invest in financial instruments that may not be considered “securities” for purposes of Rule 12d-1 subject to certain conditions, including a finding of the Board of Trustees that the advisory fees charged by the Adviser to the Funds of Funds are for services that are in addition to, and not duplicative of, the advisory services provided to an underlying fund.

Exchange Traded Funds (“ETFs”). ETFs are pooled investment vehicles whose ownership interests are purchased and sold on a securities exchange. ETFs may be structured investment companies, depositary receipts or other pooled investment vehicles. As shareholders of an ETF, the Funds will bear their pro rata portion of any fees and expenses of the ETFs. Although shares of ETFs are traded on an exchange, shares of certain ETFs may not be redeemable by the ETF. In addition, ETFs may trade at a price below their net asset value (also known as a discount).

Certain Funds may use ETFs to gain exposure to various asset classes and markets or types of strategies and investments By way of example, ETFs may be structured as broad based ETFs that invest in a broad group of stocks from different industries and market sectors; select sector or market ETFs that invest in debt securities from a select sector of the economy, a single industry or related industries; or ETFs that invest in foreign and emerging markets securities. Other types of ETFs continue to be developed and the Fund may invest in them to the extent consistent with such Funds’ investment objectives, policies and restrictions. The ETFs in which the Funds invest are subject to the risks applicable to the types of securities and investments used by the ETFs (e.g., debt securities are subject to risks like credit and interest rate risks; emerging markets securities are subject risks like currency risks and foreign and emerging markets risk; derivatives are subject to leverage and counterparty risk).

ETFs may be actively managed or index-based. Actively managed ETFs are subject to management risk and may not achieve their objective if the ETF’s manager’s expectations regarding particular securities or markets are not met. An index based ETF’s objective is to track the performance of a specified index. Index based ETFs invest in a securities portfolio that includes substantially all of the securities (in substantially the same amount as the

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securities included in the designated index. Because passively managed ETFs are designed to track an index, securities may be purchased, retained and sold at times when an actively managed ETF would not do so. As a result, shareholders of a Fund that invest in such an ETF can expect greater risk of loss (and a correspondingly greater prospect of gain) from changes in the value of securities that are heavily weighted in the index than would be the case if ETF were not fully invested in such securities. This risk is increased if a few component securities represent a highly concentrated weighting in the designated index.

Unless permitted by the 1940 Act or an order or rule issued by the SEC (see “Investment Company Securities” above for more information), the Fund’s investments in unaffiliated ETFs that are structured as investment companies as defined in the 1940 Act are subject to certain percentage limitations of the 1940 Act regarding investments in other investment companies. As a general matter, these percentage limitations currently require a Fund to limit its investments in any one issue of ETFs to 5% of the Fund’s total assets and 3% of the outstanding voting securities of the ETF issue. Moreover, a Fund’s investments in all ETFs may not currently exceed 10% of the Fund’s total assets under the 1940 Act, when aggregated with all other investments in investment companies. ETFs that are not structured as investment companies as defined in the 1940 Act are not subject to these percentage limitations.

SEC exemptive orders granted to various iShares funds (which are ETFs) and other ETFs and their investment advisers permit the Funds to invest beyond the 1940 Act limits, subject to certain terms and conditions, including a finding of the Board of Trustees that the advisory fees charged by the Adviser to the Fund are for services that are in addition to, and not duplicative of, the advisory services provided to those ETFs.

Loans.

Some of the Funds may invest in fixed and floating rate loans (“Loans”). Loans may include senior floating rate loans (“Senior Loans”) and secured and unsecured loans, second lien or more junior loans (“Junior Loans”) and bridge loans or bridge facilities (“Bridge Loans”). Loans are typically arranged through private negotiations between borrowers in the U.S. or in foreign or emerging markets which may be corporate issuers or issuers of sovereign debt obligations (“Obligors”) and one or more financial institutions and other lenders (“Lenders”). Generally, the Funds invest in Loans by purchasing assignments of all or a portion of Loans (“Assignments”) or Loan participations (“Participations”) from third parties.

A Fund has direct rights against the Obligor on the Loan when it purchases an Assignment. Because Assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by a Fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender. With respect to Participations, typically, a Fund will have a contractual relationship only with the Lender and not with the Obligor. The agreement governing Participations may limit the rights of a Fund to vote on certain changes which may be made to the Loan agreement, such as waiving a breach of a covenant. However, the holder of a Participation will generally have the right to vote on certain fundamental issues such as changes in principal amount, payment dates and interest rate. Participations may entail certain risks relating to the creditworthiness of the parties from which the participations are obtained.

A Loan is typically originated, negotiated and structured by a U.S. or foreign commercial bank, insurance company, finance company or other financial institution (the “Agent”) for a group of Loan investors. The Agent typically administers and enforces the Loan on behalf of the other Loan investors in the syndicate. The Agent’s duties may include responsibility for the collection of principal and interest payments from the Obligor and the apportionment of these payments to the credit of all Loan investors. The Agent is also typically responsible for monitoring compliance with the covenants contained in the Loan agreement based upon reports prepared by the Obligor. In addition, an institution, typically but not always the Agent, holds any collateral on behalf of the Loan investors. In the event of a default by the Obligor, it is possible, though unlikely, that the Fund could receive a portion of the borrower’s collateral. If the Fund receives collateral other than cash, any proceeds received from liquidation of such collateral will be available for investment as part of the Fund’s portfolio.

In the process of buying, selling and holding Loans, a Fund may receive and/or pay certain fees. These fees are in addition to interest payments received and may include facility fees, commitment fees, commissions and prepayment penalty fees. When a Fund buys or sells a Loan it may pay a fee. In certain circumstances, a Fund may receive a prepayment penalty fee upon prepayment of a Loan.

Additional Information concerning Senior Loans. Senior Loans typically hold the most senior position in the capital structure of the Obligor, are typically secured with specific collateral and have a claim on the assets and/or

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stock of the Obligor that is senior to that held by subordinated debtholders and shareholders of the Obligor. Collateral for Senior Loans may include (i) working capital assets, such as accounts receivable and inventory; (ii) tangible fixed assets, such as real property, buildings and equipment; (iii) intangible assets, such as trademarks and patent rights; and/or (iv) security interests in shares of stock of subsidiaries or affiliates.

Additional Information concerning Junior Loans. Junior Loans include secured and unsecured loans including subordinated loans, second lien and more junior loans, and bridge loans. Second lien and more junior loans (“Junior Lien Loans”) are generally second or further in line in terms of repayment priority. In addition, Junior Lien Loans may have a claim on the same collateral pool as the first lien or other more senior liens or may be secured by a separate set of assets. Junior Loans generally give investors priority over general unsecured creditors in the event of an asset sale.

Additional Information concerning Bridge Loans. Bridge Loans are short-term loan arrangements (e.g., 12 to 18 months) typically made by an Obligor in anticipation of intermediate-term or long-term permanent financing. Most Bridge Loans are structured as floating-rate debt with step-up provisions under which the interest rate on the Bridge Loan rises the longer the Loan remains outstanding. In addition, Bridge Loans commonly contain a conversion feature that allows the Bridge Loan investor to convert its Loan interest to senior exchange notes if the Loan has not been prepaid in full on or prior to its maturity date. Bridge Loans typically are structured as Senior Loans but may be structured as Junior Loans.

Additional Information concerning Unfunded Commitments. Unfunded commitments are contractual obligations pursuant to which the Fund agrees to invest in a Loan at a future date. Typically, the Fund receives a commitment fee for entering into the Unfunded Commitment.

Additional Information concerning Synthetic Letters of Credit. Loans include synthetic letters of credit. In a synthetic letter of credit transaction, the Lender typically creates a special purpose entity or a credit-linked deposit account for the purpose of funding a letter of credit to the borrower. When a Fund invests in a synthetic letter of credit, the Fund is typically paid a rate based on the Lender’s borrowing costs and the terms of the synthetic letter of credit. Synthetic letters of credit are typically structured as Assignments with the Fund acquiring direct rights against the Obligor.

Additional Information concerning Loan Originations. In addition to investing in loan assignments and participations, the Strategic Income Opportunities Fund may originate Loans in which the Fund would lend money directly to a borrower by investing in limited liability companies or corporations that make loans directly to borrowers. The terms of the Loans are negotiated with borrowers in private transactions. Such Loans would be collateralized, typically with tangible fixed assets such as real property or interests in real property. Such Loans may also include mezzanine loans. Unlike Loans secured by a mortgage on real property, mezzanine loans are collateralized by an equity interest in a special purpose vehicle that owns the real property.

Limitations on Investments in Loan Assignments and Participations. If a government entity is a borrower on a Loan, the Fund will consider the government to be the issuer of an Assignment or Participation for purposes of a Fund’s fundamental investment policy that it will not invest 25% or more of its total assets in securities of issuers conducting their principal business activities in the same industry (i.e., foreign government).

Risk Factors of Loans. Loans are subject to the risks associated with debt obligations in general including interest rate risk, credit risk and market risk. When a Loan is acquired from a Lender, the risk includes the credit risk associated with the Obligor of the underlying Loan. The Fund may incur additional credit risk when the Fund acquires a participation in a Loan from another lender because the Fund must assume the risk of insolvency or bankruptcy of the other lender from which the Loan was acquired. To the extent that Loans involve Obligors in foreign or emerging markets, such Loans are subject to the risks associated with foreign investments or investments in emerging markets in general. The following outlines some of the additional risks associated with Loans.

High Yield Securities Risk. The Loans that a Fund invests in may not be rated by an NRSRO, will not be registered with the SEC or any state securities commission and will not be listed on any national securities exchange. To the extent that such high yield Loans are rated, they typically will be rated below investment grade and are subject to an increased risk of default in the payment of principal and interest as well as the other risks described under “High Yield/High Risk Securities/Junk Bonds.” Loans are vulnerable to market sentiment such that economic conditions or other events may reduce the demand for Loans and cause their value to decline rapidly and unpredictably.

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Liquidity Risk. Although the Funds limit their investments in illiquid securities to no more than 15% of a Fund’s net assets (5% of the total assets for the Money Market Funds) at the time of purchase, Loans that are deemed to be liquid at the time of purchase may become illiquid or less liquid. No active trading market may exist for certain Loans and certain Loans may be subject to restrictions on resale or have a limited secondary market. Certain Loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. The inability to dispose of certain Loans in a timely fashion or at a favorable price could result in losses to a Fund.

Collateral and Subordination Risk. With respect to Loans that are secured, a Fund is subject to the risk that collateral securing the Loan will decline in value or have no value or that the Fund’s lien is or will become junior in payment to other liens. A decline in value of the collateral, whether as a result of market value declines, bankruptcy proceedings or otherwise, could cause the Loan to be under collateralized or unsecured. In such event, the Fund may have the ability to require that the Obligor pledge additional collateral. The Fund, however, is subject to the risk that the Obligor may not pledge such additional collateral or a sufficient amount of collateral. In some cases, there may be no formal requirement for the Obligor to pledge additional collateral. In addition, collateral may consist of assets that may not be readily liquidated, and there is no assurance that the liquidation of such assets would satisfy an Obligor’s obligation on a Loan. If the Fund were unable to obtain sufficient proceeds upon a liquidation of such assets, this could negatively affect Fund performance.

If an Obligor becomes involved in bankruptcy proceedings, a court may restrict the ability of the Fund to demand immediate repayment of the Loan by Obligor or otherwise liquidate the collateral. A court may also invalidate the Loan or the Fund’s security interest in collateral or subordinate the Fund’s rights under a Senior Loan or Junior Loan to the interest of the Obligor’s other creditors, including unsecured creditors, or cause interest or principal previously paid to be refunded to the Obligor. If a court required interest or principal to be refunded, it could negatively affect Fund performance. Such action by a court could be based, for example, on a “fraudulent conveyance” claim to the effect that the Obligor did not receive fair consideration for granting the security interest in the Loan collateral to a Fund. For Senior Loans made in connection with a highly leveraged transaction, consideration for granting a security interest may be deemed inadequate if the proceeds of the Loan were not received or retained by the Obligor, but were instead paid to other persons (such as shareholders of the Obligor) in an amount which left the Obligor insolvent or without sufficient working capital. There are also other events, such as the failure to perfect a security interest due to faulty documentation or faulty official filings, which could lead to the invalidation of a Fund’s security interest in Loan collateral. If the Fund’s security interest in Loan collateral is invalidated or a Senior Loan were subordinated to other debt of an Obligor in bankruptcy or other proceedings, the Fund would have substantially lower recovery, and perhaps no recovery on the full amount of the principal and interest due on the Loan, or the Fund could have to refund interest. Lenders and investors in Loans can be sued by other creditors and shareholders of the Obligors. Losses can be greater than the original Loan amount and occur years after the principal and interest on the Loan have been repaid.

Agent Risk. Selling Lenders, Agents and other entities who may be positioned between a Fund and the Obligor will likely conduct their principal business activities in the banking, finance and financial services industries. Investments in Loans may be more impacted by a single economic, political or regulatory occurrence affecting such industries than other types of investments. Entities engaged in such industries may be more susceptible to, among other things, fluctuations in interest rates, changes in the Federal Open Market Committee’s monetary policy, government regulations concerning such industries and concerning capital raising activities generally and fluctuations in the financial markets generally. An Agent, Lender or other entity positioned between a Fund and the Obligor may become insolvent or enter FDIC receivership or bankruptcy. The Fund might incur certain costs and delays in realizing payment on a Loan or suffer a loss of principal and/or interest if assets or interests held by the Agent, Lender or other party positioned between the Fund and the Obligor are determined to be subject to the claims of the Agent’s, Lender’s or such other party’s creditors.

Regulatory Changes. To the extent that legislation or state or federal regulators that regulate certain financial institutions impose additional requirements or restrictions with respect to the ability of such institutions to make Loans, particularly in connection with highly leveraged transactions, the availability of Loans for investment may be adversely affected. Furthermore, such legislation or regulation could depress the market value of Loans held by the Fund.

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Inventory Risk. Affiliates of the Adviser may participate in the primary and secondary market for Loans. Because of limitations imposed by applicable law, the presence of the Adviser’s affiliates in the Loan market may restrict a Fund’s ability to acquire some Loans, affect the timing of such acquisition or affect the price at which the Loan is acquired.

Information Risk. There is typically less publicly available information concerning Loans than other types of fixed income investments. As a result, a Fund generally will be dependent on reports and other information provided by the Obligor, either directly or through an Agent, to evaluate the Obligor’s creditworthiness or to determine the Obligor’s compliance with the covenants and other terms of the Loan Agreement. Such reliance may make investments in Loans more susceptible to fraud than other types of investments. In addition, because the Adviser may wish to invest in the publicly traded securities of an Obligor, it may not have access to material non-public information regarding the Obligor to which other Loan investors have access.

Junior Loan Risk. Junior Loans are subject to the same general risks inherent to any Loan investment. Due to their lower place in the Obligor’s capital structure and possible unsecured status, Junior Loans involve a higher degree of overall risk than Senior Loans of the same Obligor. Junior Loans that are Bridge Loans generally carry the expectation that the Obligor will be able to obtain permanent financing in the near future. Any delay in obtaining permanent financing subjects the Bridge Loan investor to increased risk. An Obligor’s use of Bridge Loans also involves the risk that the Obligor may be unable to locate permanent financing to replace the Bridge Loan, which may impair the Obligor’s perceived creditworthiness.

Mezzanine Loan Risk. In addition to the risk factors described above, mezzanine loans are subject to additional risks. Unlike conventional mortgage loans, mezzanine loans are not secured by a mortgage on the underlying real property but rather by a pledge of equity interests (such as a partnership or limited liability company membership) in the property owner or another company in the ownership structures that has control over the property. Such companies are typically structured as special purpose entities. Generally, mezzanine loans may be more highly leveraged than other types of Loans and subordinate in the capital structure of the Obligor. While foreclosure of a mezzanine loan generally takes substantially less time than foreclosure of a traditional mortgage, the holders of a mezzanine loan have different remedies available versus the holder of a first lien mortgage loan. In addition, a sale of the underlying real property would not be unencumbered, and thus would be subject to encumbrances by more senior mortgages and liens of other creditors. Upon foreclosure of a mezzanine loan, the holder of the mezzanine loan acquires an equity interest in the Obligor. However, because of the subordinate nature of a mezzanine loan, the real property continues to be subject to the lien of the mortgage and other liens encumbering the real estate. In the event the holder of a mezzanine loan forecloses on its equity collateral, the holder may need to cure the Obligor’s existing mortgage defaults or, to the extent permissible under the governing agreements, sell the property to pay off other creditors. To the extent that the amount of mortgages and senior indebtedness and liens exceed the value of the real estate, the collateral underlying the mezzanine loan may have little or no value.

Foreclosure Risk. There may be additional costs associated with enforcing a Fund’s remedies under a Loan including additional legal costs and payment of real property transfer taxes upon foreclosure in certain jurisdictions. As a result of these additional costs, the Fund may determine that pursuing foreclosure on the Loan collateral is not worth the associated costs. In addition, if the Fund incurs costs and the collateral loses value or is not recovered by the Fund in foreclosure, the Fund could lose more than its original investment in the Loan. Foreclosure risk is heightened for Junior Loans, including certain mezzanine loans.

Miscellaneous Investment Strategies and Risks

Borrowings. A Fund may borrow for temporary purposes and/or for investment purposes. Such a practice will result in leveraging of a Fund’s assets and may cause a Fund to liquidate portfolio positions when it would not be advantageous to do so. This borrowing may be secured or unsecured. If a Fund utilizes borrowings, for investment purposes or otherwise, it may pledge up to 33 1/3% of its total assets to secure such borrowings. Provisions of the 1940 Act require a Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of the Fund’s total assets made for temporary administrative or emergency purposes. Any borrowings for temporary administrative purposes in excess of 5% of the Fund’s total assets must maintain continuous asset coverage. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, a Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time.

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Borrowing will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of a Fund’s portfolio. Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased. A Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

Certain types of investments are considered to be borrowings under precedents issued by the SEC. Such investments are subject to the limitations as well as asset segregation requirements. In addition, each Fund may enter into Interfund Lending Arrangements. Please see “Interfund Lending”.

Commodity-Linked Derivatives. Commodity-linked derivatives are derivative instruments the value of which is linked to the value of a commodity, commodity index or commodity futures contract. A Fund’s investment in commodity-linked derivative instruments may subject the Fund to greater volatility than investments in traditional securities, particularly if the instruments involve leverage. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. Use of leveraged commodity-linked derivatives creates the possibility for greater loss (including the likelihood of greater volatility of the Fund’s net asset value), and there can be no assurance that a Fund’s use of leverage will be successful. Tax considerations may limit a Fund’s ability to pursue investments in commodity-linked derivatives.

Exchange-Traded Notes (“ETNs”) are senior, unsecured notes linked to an index. Like ETFs, they may be bought and sold like shares of stock on an exchange. However, ETNs have a different underlying structure. While ETF shares represent an interest in a portfolio of securities, ETNs are structured products that are an obligation of the issuing bank, whereby the bank agrees to pay a return based on the target index less any fees. Essentially, these notes allow individual investors to have access to derivatives linked to commodities and assets such as oil, currencies and foreign stock indexes. ETNs combine certain aspects of bonds and ETFs. Similar to ETFs, ETNs are traded on a major exchange (e.g., the New York Stock Exchange) during normal trading hours. However, investors can also hold the ETN until maturity. At maturity, the issuer pays to the investor a cash amount equal to principal amount, subject to the day’s index factor. ETN returns are based upon the performance of a market index minus applicable fees. ETNs do not make periodic coupon payments and provide no principal protection. The value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying commodities markets, changes in the applicable interest rates, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the referenced commodity. The value of the ETN may drop due to a downgrade in the issuer’s credit rating, despite the underlying index remaining unchanged. The timing and character of income and gains derived from ETNs is under consideration by the U.S. Treasury and Internal Revenue Service and may also be affected by future legislation.

Impact of Large Redemptions and Purchases of Fund Shares From time to time, shareholders of a Fund (which may include the Adviser or affiliates of the Adviser or accounts for which the Adviser or its affiliates serve as investment adviser or trustee or, for certain Funds, affiliated and/or non-affiliated registered investment companies that invest in a Fund) may make relatively large redemptions or purchases of Fund shares. These transactions may cause the Fund to have to sell securities, or invest additional cash, as the case may be. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on the Fund’s performance to the extent that the Fund is required to sell securities or invest cash at times when it would not otherwise do so, which may result in a loss to the Fund. These transactions may result in higher portfolio turnover, accelerate the realization of taxable income if sales of securities resulted in capital gains or other income and increase transaction costs, which may impact the Fund’s expense ratio. To the extent that such transactions result in short-term capital gains, such gains will generally be taxed at the ordinary income tax rate.

Government Intervention in Financial Markets. Events in the financial sector over the past several years have resulted in reduced liquidity in credit and fixed income markets and in an unusually high degree of volatility in the financial markets, both domestically and internationally. While entire markets have been impacted, issuers that have exposure to the real estate, mortgage and credit markets have been particularly affected. These events and the potential for continuing market turbulence may have an adverse effect on the Funds’ investments. It is uncertain how long these conditions will continue.

Recent instability in the financial markets has led governments and regulators around the world to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. Governments, their

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regulatory agencies, or self regulatory organizations may take actions that affect the regulation of the instruments in which the Funds invest, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Funds themselves are regulated. Such legislation or regulation could limit or preclude a Fund’s ability to achieve its investment objective.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such a program may have positive or negative effects on the liquidity, valuation and performance of a Fund’s portfolio holdings. Furthermore, volatile financial markets can expose the Funds to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Funds.

Interfund Lending. To satisfy redemption requests or to cover unanticipated cash shortfalls, a Fund may enter into lending agreements (“Interfund Lending Agreements”) under which the Fund would lend money and borrow money for temporary purposes directly to and from another J.P. Morgan Fund through a credit facility (“Interfund Loan”), subject to meeting the conditions of an SEC exemptive order granted to the Funds permitting such interfund lending. No Fund may borrow more than the lesser of the amount permitted by Section 18 of the 1940 Act or the amount permitted by its investment limitations. All Interfund Loans will consist only of uninvested cash reserves that the Fund otherwise would invest in short-term repurchase agreements or other short-term instruments.

If a Fund has outstanding borrowings, any Interfund Loans to the Fund (a) will be at an interest rate equal to or lower than any outstanding bank loan, (b) will be secured at least on an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding bank loan that requires collateral, (c) will have a maturity no longer than any outstanding bank loan (and in any event not over seven days) and (d) will provide that, if an event of default occurs under any agreement evidencing an outstanding bank loan to the Fund, the event of default will automatically (without need for action or notice by the lending Fund) constitute an immediate event of default under the Interfund Lending Agreement entitling the lending Fund to call the Interfund Loan (and exercise all rights with respect to any collateral) and that such call will be made if the lending bank exercises its right to call its loan under its agreement with the borrowing Fund.

A Fund may make an unsecured borrowing through the credit facility if its outstanding borrowings from all sources immediately after the interfund borrowing total 10% or less of its total assets; provided, that if the Fund has a secured loan outstanding from any other lender, including but not limited to another J.P. Morgan Fund, the Fund’s interfund borrowing will be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding loan that requires collateral. If a Fund’s total outstanding borrowings immediately after an interfund borrowing would be greater than 10% of its total assets, the Fund may borrow through the credit facility on a secured basis only. A Fund may not borrow through the credit facility nor from any other source if its total outstanding borrowings immediately after the interfund borrowing would exceed the limits imposed by Section 18 of the 1940 Act.

No Fund may lend to another Fund through the interfund lending credit facility if the loan would cause its aggregate outstanding loans through the credit facility to exceed 15% of the lending Fund’s net assets at the time of the loan. A Fund’s Interfund Loans to any one Fund shall not exceed 5% of the lending Fund’s net assets. The duration of Interfund Loans is limited to the time required to receive payment for securities sold, but in no event may the duration exceed seven days. Loans effected within seven days of each other will be treated as separate loan transactions for purposes of this condition. Each Interfund Loan may be called on one business day’s notice by a lending Fund and may be repaid on any day by a borrowing Fund.

The limitations detailed above and the other conditions of the SEC exemptive order permitting interfund lending are designed to minimize the risks associated with interfund lending for both the lending fund and the borrowing fund. However, no borrowing or lending activity is without risk. When a Fund borrows money from another Fund, there is a risk that the loan could be called on one day’s notice or not renewed, in which case the Fund may have to borrow from a bank at higher rates if an Interfund Loan were not available from another Fund. A delay in repayment to a lending Fund could result in a lost opportunity or additional lending costs.

Master Limited Partnerships. Certain companies are organized as master limited partnerships (“MLPs”) in which ownership interests are publicly traded. MLPs often own several properties or businesses (or directly own interests) that are related to real estate development and oil and gas industries, but they also may finance motion pictures, research and development and other projects or provide financial services. Generally, an MLP is operated under the supervision of one or more managing general partners. Limited partners (like a Fund that invests in an MLP) are not involved in the day-to-day management of the partnership. They are allocated income and capital gains associated with the partnership project in accordance with the terms established in the partnership agreement.

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The risks of investing in an MLP are generally those inherent in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be fewer protections afforded investors in an MLP than investors in a corporation. Additional risks involved with investing in an MLP are risks associated with the specific industry or industries in which the partnership invests, such as the risks of investing in real estate, or oil and gas industries.

New Financial Products. New options and futures contracts and other financial products, and various combinations thereof, including over-the-counter products, continue to be developed. These various products may be used to adjust the risk and return characteristics of certain Funds’ investments. These various products may increase or decrease exposure to security prices, interest rates, commodity prices, or other factors that affect security values, regardless of the issuer’s credit risk. If market conditions do not perform as expected, the performance of a Fund would be less favorable than it would have been if these products were not used. In addition, losses may occur if counterparties involved in transactions do not perform as promised. These products may expose the Fund to potentially greater return as well as potentially greater risk of loss than more traditional fixed income investments.

Private Placements, Restricted Securities and Other Unregistered Securities. Subject to its policy limitation, a Fund may acquire investments that are illiquid or have limited liquidity, such as commercial obligations issued in reliance on the so-called “private placement” exemption from registration afforded by Section 4(2) under the Securities Act of 1933, as amended (the “1933 Act”), and cannot be offered for public sale in the U.S. without first being registered under the 1933 Act. An illiquid investment is any investment that cannot be disposed of within seven days in the normal course of business at approximately the amount at which it is valued by a Fund. The price a Fund pays for illiquid securities or receives upon resale may be lower than the price paid or received for similar securities with a more liquid market. Accordingly the valuation of these securities will reflect any limitations on their liquidity.

A Fund is subject to a risk that should the Fund decide to sell illiquid securities when a ready buyer is not available at a price the Fund deems representative of their value, the value of the Fund’s net assets could be adversely affected. Where an illiquid security must be registered under the 1933 Act before it may be sold, a Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a Fund might obtain a less favorable price than prevailed when it decided to sell.

The Funds may invest in commercial paper issued in reliance on the exemption from registration afforded by Section 4(2) of the 1933 Act and other restricted securities (i.e., other securities subject to restrictions on resale). Section 4(2) commercial paper (“4(2) paper”) is restricted as to disposition under federal securities law and is generally sold to institutional investors, such as the Funds, that agree that they are purchasing the paper for investment purposes and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. 4(2) paper is normally resold to other institutional investors through or with the assistance of the issuer or investment dealers who make a market in 4(2) paper, thus providing liquidity. The Funds believe that 4(2) paper and possibly certain other restricted securities which meet the criteria for liquidity established by the Trustees are quite liquid. The Funds intend, therefore, to treat restricted securities that meet the liquidity criteria established by the Board of Trustees, including 4(2) paper and Rule 144A Securities, as determined by the Fund’s Adviser, as liquid and not subject to the investment limitation applicable to illiquid securities.

The ability of the Trustees to determine the liquidity of certain restricted securities is permitted under an SEC Staff position set forth in the adopting release for Rule 144A under the 1933 Act (“Rule 144A”). Rule 144A is a nonexclusive safe-harbor for certain secondary market transactions involving securities subject to restrictions on resale under federal securities laws. Rule 144A provides an exemption from registration for resales of otherwise restricted securities to qualified institutional buyers. Rule 144A was expected to further enhance the liquidity of the secondary market for securities eligible for resale. The Funds believe that the Staff of the SEC has left the question of determining the liquidity of all restricted securities to the Trustees. The Trustees have directed each Fund’s Adviser to consider the following criteria in determining the liquidity of certain restricted securities:

•	the frequency of trades and quotes for the security;

•	the number of dealers willing to purchase or sell the security and the number of other potential buyers;

•	dealer undertakings to make a market in the security; and

•	the nature of the security and the nature of the marketplace trades.

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Certain 4(2) paper programs cannot rely on Rule 144A because, among other things, they were established before the adoption of the rule. However, the Trustees may determine for purposes of the Trust’s liquidity requirements that an issue of 4(2) paper is liquid if the following conditions, which are set forth in a 1994 SEC no-action letter, are met:

•	The 4(2) paper must not be traded flat or in default as to principal or interest;

•

The 4(2) paper must be rated in one of the two highest rating categories by at least two NRSROs, or if only one NRSRO rates the security, by that NRSRO, or if unrated, is determined by a Fund’s Adviser to be of equivalent quality;

•

The Fund’s Adviser must consider the trading market for the specific security, taking into account all relevant factors, including but not limited to, whether the paper is the subject of a commercial paper program that is administered by an issuing and paying agent bank and for which there exists a dealer willing to make a market in that paper, or whether the paper is administered by a direct issuer pursuant to a direct placement program;

•

The Fund’s Adviser shall monitor the liquidity of the 4(2) paper purchased and shall report to the Board of Trustees promptly if any such securities are no longer determined to be liquid if such determination causes a Fund to hold more than 10% of its net assets in illiquid securities in order for the Board of Trustees to consider what action, if any, should be taken on behalf of the Trust, unless the Fund’s Adviser is able to dispose of illiquid assets in an orderly manner in an amount that reduces the Fund’s holdings of illiquid assets to less than 10% of its net assets; and

•	The Fund’s Adviser shall report to the Board of Trustees on the appropriateness of the purchase and retention of liquid restricted securities under these guidelines no less frequently than quarterly.

Securities Issued in Connection with Reorganizations and Corporate Restructuring. Debt securities may be downgraded and issuers of debt securities including investment grade securities may default in the payment of principal or interest or be subject to bankruptcy proceedings. In connection with reorganizing or restructuring of an issuer, an issuer may issue common stock or other securities to holders of its debt securities. A Fund may hold such common stock and other securities even though it does not ordinarily invest in such securities.

Temporary Defensive Positions. To respond to unusual market conditions, all of the Funds may invest their assets in cash or cash equivalents. Cash equivalents are highly liquid, high quality instruments with maturities of three months or less on the date they are purchased (“Cash Equivalents”) for temporary defensive purposes. These investments may result in a lower yield than lower-quality or longer term investments and may prevent the Funds from meeting their investment objectives. The percentage of Fund’s total assets that a Fund may invest in cash or cash equivalents is described in the applicable Fund’s Prospectuses. They include securities issued by the U.S. government, its agencies and instrumentalities, repurchase agreements with maturities of 7 days or less (other than equity repurchase agreements), certificates of deposit, bankers’ acceptances, commercial paper (rated in one of the two highest rating categories), variable rate master demand notes, money market mutual funds, and bank money market deposit accounts.

Mortgage-Related Securities

Mortgages (Directly Held). Mortgages are debt instruments secured by real property. Unlike mortgage-backed securities, which generally represent an interest in a pool of mortgages, direct investments in mortgages involve prepayment and credit risks of an individual issuer and real property. Consequently, these investments require different investment and credit analysis by a Fund’s Adviser.

Directly placed mortgages may include residential mortgages, multifamily mortgages, mortgages on cooperative apartment buildings, commercial mortgages, and sale-leasebacks. These investments are backed by assets such as office buildings, shopping centers, retail stores, warehouses, apartment buildings and single-family dwellings. In the event that a Fund forecloses on any non-performing mortgage, and acquires a direct interest in the real property, such Fund will be subject to the risks generally associated with the ownership of real property. There may be fluctuations in the market value of the foreclosed property and its occupancy rates, rent schedules and operating expenses. There may also be adverse changes in local, regional or general economic conditions, deterioration of the real estate market and the financial circumstances of tenants and sellers, unfavorable changes in zoning, building, environmental and other laws, increased real property taxes, rising interest rates, reduced availability and increased cost of mortgage borrowings, the need for unanticipated renovations, unexpected

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increases in the cost of energy, environmental factors, acts of God and other factors which are beyond the control of a Fund or the Fund’s Adviser. Hazardous or toxic substances may be present on, at or under the mortgaged property and adversely affect the value of the property. In addition, the owners of property containing such substances may be held responsible, under various laws, for containing, monitoring, removing or cleaning up such substances. The presence of such substances may also provide a basis for other claims by third parties. Costs of clean up or of liabilities to third parties may exceed the value of the property. In addition, these risks may be uninsurable. In light of these and similar risks, it may be impossible to dispose profitably of properties in foreclosure.

Mortgage-Backed Securities (CMOs and REMICs). Mortgage-backed securities include collateralized mortgage obligations (“CMOs”) and Real Estate Mortgage Investment Conduits (“REMICs”). A REMIC is a CMO that qualifies for special tax treatment under the Code and invests in certain mortgages principally secured by interests in real property and other permitted investments.

Mortgage-backed securities represent pools of mortgage loans assembled for sale to investors by:

•	various governmental agencies such as the Government National Mortgage Association (“Ginnie Mae”);

•	organizations such as the Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“Freddie Mac”); and

•

non-governmental issuers such as commercial banks, savings and loan institutions, mortgage bankers, and private mortgage insurance companies (non-governmental mortgage securities cannot be treated as U.S. government securities for purposes of investment policies).

There are a number of important differences among the agencies and instrumentalities of the U.S. government that issue mortgage-related securities and among the securities that they issue.

Ginnie Mae Securities. Mortgage-related securities issued by Ginnie Mae include Ginnie Mae Mortgage Pass-Through Certificates which are guaranteed as to the timely payment of principal and interest by Ginnie Mae. Ginnie Mae’s guarantee is backed by the full faith and credit of the U.S. Ginnie Mae is a wholly-owned U.S. government corporation within the Department of Housing and Urban Development. Ginnie Mae certificates also are supported by the authority of Ginnie Mae to borrow funds from the U.S. Treasury to make payments under its guarantee.

Fannie Mae Securities. Mortgage-related securities issued by Fannie Mae include Fannie Mae Guaranteed Mortgage Pass-Through Certificates which are solely the obligations of Fannie Mae and are not backed by or entitled to the full faith and credit of the U.S. Fannie Mae is a government-sponsored organization owned entirely by private stockholders. Fannie Mae Certificates are guaranteed as to timely payment of the principal and interest by Fannie Mae.

Freddie Mac Securities. Mortgage-related securities issued by Freddie Mac include Freddie Mac Mortgage Participation Certificates. Freddie Mac is a corporate instrumentality of the U.S., created pursuant to an Act of Congress, which is owned by private stockholders. Freddie Mac Certificates are not guaranteed by the U.S. or by any Federal Home Loan Bank and do not constitute a debt or obligation of the U.S. or of any Federal Home Loan Bank. Freddie Mac Certificates entitle the holder to timely payment of interest, which is guaranteed by Freddie Mac. Freddie Mac guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When Freddie Mac does not guarantee timely payment of principal, Freddie Mac may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

For more information on recent events impacting Fannie Mae and Freddie Mac securities, see “Recent Events Regarding Fannie Mae and Freddie Mac Securities” under the heading “Risk Factors of Mortgage-Related Securities” below.

CMOs and guaranteed REMIC pass-through certificates (“REMIC Certificates”) issued by Fannie Mae, Freddie Mac, Ginnie Mae and private issuers are types of multiple class pass-through securities. Investors may purchase beneficial interests in REMICs, which are known as “regular” interests or “residual” interests. The Funds do not currently intend to purchase residual interests in REMICs. The REMIC Certificates represent beneficial ownership interests in a REMIC Trust, generally consisting of mortgage loans or Fannie Mae, Freddie Mac or Ginnie Mae guaranteed mortgage pass-through certificates (the “Mortgage Assets”). The obligations of Fannie Mae, Freddie Mac or Ginnie Mae under their respective guaranty of the REMIC Certificates are obligations solely of Fannie Mae, Freddie Mac or Ginnie Mae, respectively.

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Fannie Mae REMIC Certificates. Fannie Mae REMIC Certificates are issued and guaranteed as to timely distribution of principal and interest by Fannie Mae. In addition, Fannie Mae will be obligated to distribute the principal balance of each class of REMIC Certificates in full, whether or not sufficient funds are otherwise available.

Freddie Mac REMIC Certificates. Freddie Mac guarantees the timely payment of interest, and also guarantees the payment of principal as payments are required to be made on the underlying mortgage participation certificates (“PCs”). PCs represent undivided interests in specified residential mortgages or participation therein purchased by Freddie Mac and placed in a PC pool. With respect to principal payments on PCs, Freddie Mac generally guarantees ultimate collection of all principal of the related mortgage loans without offset or deduction. Freddie Mac also guarantees timely payment of principal on certain PCs referred to as “Gold PCs.”

Ginnie Mae REMIC Certificates. Ginnie Mae guarantees the full and timely payment of interest and principal on each class of securities (in accordance with the terms of those classes as specified in the related offering circular supplement). The Ginnie Mae guarantee is backed by the full faith and credit of the U.S.

REMIC Certificates issued by Fannie Mae, Freddie Mac and Ginnie Mae are treated as U.S. Government securities for purposes of investment policies.

CMOs and REMIC Certificates provide for the redistribution of cash flow to multiple classes. Each class of CMOs or REMIC Certificates, often referred to as a “tranche,” is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. This reallocation of interest and principal results in the redistribution of prepayment risk across different classes. This allows for the creation of bonds with more or less risk than the underlying collateral exhibits. Principal prepayments on the mortgage loans or the Mortgage Assets underlying the CMOs or REMIC Certificates may cause some or all of the classes of CMOs or REMIC Certificates to be retired substantially earlier than their final distribution dates. Generally, interest is paid or accrues on all classes of CMOs or REMIC Certificates on a monthly basis.

The principal of and interest on the Mortgage Assets may be allocated among the several classes of CMOs or REMIC Certificates in various ways. In certain structures (known as “sequential pay” CMOs or REMIC Certificates), payments of principal, including any principal prepayments, on the Mortgage Assets generally are applied to the classes of CMOs or REMIC Certificates in the order of their respective final distribution dates. Thus, no payment of principal will be made on any class of sequential pay CMOs or REMIC Certificates until all other classes having an earlier final distribution date have been paid in full.

Additional structures of CMOs and REMIC Certificates include, among others, principal only structures, interest only structures, inverse floaters and “parallel pay” CMOs and REMIC Certificates. Certain of these structures may be more volatile than other types of CMO and REMIC structures. Parallel pay CMOs or REMIC Certificates are those which are structured to apply principal payments and prepayments of the Mortgage Assets to two or more classes concurrently on a proportionate or disproportionate basis. These simultaneous payments are taken into account in calculating the final distribution date of each class.

A wide variety of REMIC Certificates may be issued in the parallel pay or sequential pay structures. These securities include accrual certificates (also known as “Z-Bonds”), which only accrue interest at a specified rate until all other certificates having an earlier final distribution date have been retired and are converted thereafter to an interest-paying security, and planned amortization class (“PAC”) certificates, which are parallel pay REMIC Certificates which generally require that specified amounts of principal be applied on each payment date to one or more classes of REMIC Certificates (the “PAC Certificates”), even though all other principal payments and prepayments of the Mortgage Assets are then required to be applied to one or more other classes of the certificates. The scheduled principal payments for the PAC Certificates generally have the highest priority on each payment date after interest due has been paid to all classes entitled to receive interest currently. Shortfalls, if any, are added to the amount of principal payable on the next payment date. The PAC Certificate payment schedule is taken into account in calculating the final distribution date of each class of PAC. In order to create PAC tranches, one or more tranches generally must be created that absorb most of the volatility in the underlying Mortgage Assets. These tranches tend to have market prices and yields that are much more volatile than the PAC classes. The Z-Bonds in which the Funds may invest may bear the same non-credit-related risks as do other types of Z-Bonds. Z-Bonds in which the Fund may invest will not include residual interest.

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Total Annual Fund Operating Expenses set forth in the fee table and Financial Highlights section of each Fund’s Prospectuses do not include any expenses associated with investments in certain structured or synthetic products that may rely on the exception for the definition of “investment company” provided by section 3(c)(1) or 3(c)(7) of the 1940 Act.

Mortgage TBAs. The Fund may invest in mortgage pass-through securities eligible to be sold in the “to-be-announced” or TBA market (Mortgage TBAs). Mortgage TBAs provide for the forward or delayed delivery of the underlying instrument with settlement up to 180 days. The term TBA comes from the fact that the actual mortgage-backed security that will be delivered to fulfill a TBA trade is not designated at the time the trade is made, but rather is generally announced 48 hours before the settlement date. Mortgage TBAs are subject to the risks described in the “When-Issued Securities, Delayed Delivery Securities and Forward Commitments” section.

Mortgage Dollar Rolls. In a mortgage dollar roll transaction, one party sells mortgage-backed securities, principally Mortgage TBAs, for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. When a Fund enters into mortgage dollar rolls, the Fund will earmark and reserve until the settlement date Fund assets, in cash or liquid securities, in an amount equal to the forward purchase price. During the period between the sale and repurchase in a mortgage dollar roll transaction, the Fund will not be entitled to receive interest and principal payments on securities sold. Losses may arise due to changes in the value of the securities or if the counterparty does not perform under the terms of the agreement. If the counterparty files for bankruptcy or becomes insolvent, the Fund’s right to repurchase or sell securities may be limited. Mortgage dollar rolls may be subject to leverage risks. In addition, mortgage dollar rolls may increase interest rate risk and result in an increased portfolio turnover rate which increases costs and may increase taxable gains. The benefits of mortgage dollar rolls may depend upon a Fund’s Adviser’s ability to predict mortgage prepayments and interest rates. There is no assurance that mortgage dollar rolls can be successfully employed. For purposes of diversification and investment limitations, mortgage dollar rolls are considered to be mortgage-backed securities.

Stripped Mortgage-Backed Securities. Stripped Mortgage-Backed Securities (“SMBS”) are derivative multi-class mortgage securities issued outside the REMIC or CMO structure. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of mortgage assets. A common type of SMBS will have one class receiving all of the interest from the mortgage assets (“IOs”), while the other class will receive all of the principal (“POs”). Mortgage IOs receive monthly interest payments based upon a notional amount that declines over time as a result of the normal monthly amortization and unscheduled prepayments of principal on the associated mortgage POs.

In addition to the risks applicable to Mortgage-Related Securities in general, SMBS are subject to the following additional risks:

Prepayment/Interest Rate Sensitivity. SMBS are extremely sensitive to changes in prepayments and interest rates. Even though these securities have been guaranteed by an agency or instrumentality of the U.S. government, under certain interest rate or prepayment rate scenarios, the Funds may lose money on investments in SMBS.

Interest Only SMBS. Changes in prepayment rates can cause the return on investment in IOs to be highly volatile. Under extremely high prepayment conditions, IOs can incur significant losses.

Principal Only SMBS. POs are bought at a discount to the ultimate principal repayment value. The rate of return on a PO will vary with prepayments, rising as prepayments increase and falling as prepayments decrease. Generally, the market value of these securities is unusually volatile in response to changes in interest rates.

Yield Characteristics. Although SMBS may yield more than other mortgage-backed securities, their cash flow patterns are more volatile and there is a greater risk that any premium paid will not be fully recouped. A Fund’s Adviser will seek to manage these risks (and potential benefits) by investing in a variety of such securities and by using certain analytical and hedging techniques.

Adjustable Rate Mortgage Loans. Certain Funds may invest in adjustable rate mortgage loans (“ARMs”). ARMs eligible for inclusion in a mortgage pool will generally provide for a fixed initial mortgage interest rate for a specified period of time. Thereafter, the interest rates (the “Mortgage Interest Rates”) may be subject to periodic adjustment based on changes in the applicable index rate (the “Index Rate”). The adjusted rate would be equal to the Index Rate plus a gross margin, which is a fixed percentage spread over the Index Rate established for each ARM at the time of its origination.

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Adjustable interest rates can cause payment increases that some borrowers may find difficult to make. However, certain ARMs may provide that the Mortgage Interest Rate may not be adjusted to a rate above an applicable lifetime maximum rate or below an applicable lifetime minimum rate for such ARM. Certain ARMs may also be subject to limitations on the maximum amount by which the Mortgage Interest Rate may adjust for any single adjustment period (the “Maximum Adjustment”). Other ARMs (“Negatively Amortizing ARMs”) may provide instead or as well for limitations on changes in the monthly payment on such ARMs. Limitations on monthly payments can result in monthly payments which are greater or less than the amount necessary to amortize a Negatively Amortizing ARM by its maturity at the Mortgage Interest Rate in effect in any particular month. In the event that a monthly payment is not sufficient to pay the interest accruing on a Negatively Amortizing ARM, any such excess interest is added to the principal balance of the loan, causing negative amortization and will be repaid through future monthly payments. It may take borrowers under Negatively Amortizing ARMs longer periods of time to achieve equity and may increase the likelihood of default by such borrowers. In the event that a monthly payment exceeds the sum of the interest accrued at the applicable Mortgage Interest Rate and the principal payment which would have been necessary to amortize the outstanding principal balance over the remaining term of the loan, the excess (or “accelerated amortization”) further reduces the principal balance of the ARM. Negatively Amortizing ARMs do not provide for the extension of their original maturity to accommodate changes in their Mortgage Interest Rate. As a result, unless there is a periodic recalculation of the payment amount (which there generally is), the final payment may be substantially larger than the other payments. These limitations on periodic increases in interest rates and on changes in monthly payments protect borrowers from unlimited interest rate and payment increases.

Certain ARMs may provide for periodic adjustments of scheduled payments in order to amortize fully the mortgage loan by its stated maturity. Other ARMs may permit their stated maturity to be extended or shortened in accordance with the portion of each payment that is applied to interest as affected by the periodic interest rate adjustments.

There are two main categories of indices which provide the basis for rate adjustments on ARMs: those based on U.S. Treasury securities and those derived from a calculated measure such as a cost of funds index or a moving average of mortgage rates. Commonly utilized indices include the one-year, three-year and five-year constant maturity Treasury bill rates, the three-month Treasury bill rate, the 180-day Treasury bill rate, rates on longer-term Treasury securities, the 11th District Federal Home Loan Bank Cost of Funds, the National Median Cost of Funds, the one-month, three-month, six-month or one-year London InterBank Offered Rate (“LIBOR”), the prime rate of a specific bank, or commercial paper rates. Some indices, such as the one-year constant maturity Treasury rate, closely mirror changes in market interest rate levels. Others, such as the 11th District Federal Home Loan Bank Cost of Funds index, tend to lag behind changes in market rate levels and tend to be somewhat less volatile. The degree of volatility in the market value of the Fund’s portfolio and therefore in the net asset value of the Fund’s shares will be a function of the length of the interest rate reset periods and the degree of volatility in the applicable indices.

In general, changes in both prepayment rates and interest rates will change the yield on Mortgage-Backed Securities. The rate of principal prepayments with respect to ARMs has fluctuated in recent years. As is the case with fixed mortgage loans, ARMs may be subject to a greater rate of principal prepayments in a declining interest rate environment. For example, if prevailing interest rates fall significantly, ARMs could be subject to higher prepayment rates than if prevailing interest rates remain constant because the availability of fixed rate mortgage loans at competitive interest rates may encourage mortgagors to refinance their ARMs to “lock-in” a lower fixed interest rate. Conversely, if prevailing interest rates rise significantly, ARMs may prepay at lower rates than if prevailing rates remain at or below those in effect at the time such ARMs were originated. As with fixed rate mortgages, there can be no certainty as to the rate of prepayments on the ARMs in either stable or changing interest rate environments. In addition, there can be no certainty as to whether increases in the principal balances of the ARMs due to the addition of deferred interest may result in a default rate higher than that on ARMs that do not provide for negative amortization.

Other factors affecting prepayment of ARMs include changes in mortgagors’ housing needs, job transfers, unemployment, mortgagors’ net equity in the mortgage properties and servicing decisions.

Risk Factors of Mortgage-Related Securities. The following is a summary of certain risks associated with Mortgage-Related Securities:

Guarantor Risk. There can be no assurance that the U.S. government would provide financial support to Fannie Mae or Freddie Mac if necessary in the future. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, which may fluctuate, is not so secured.

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Interest Rate Sensitivity. If a Fund purchases a mortgage-related security at a premium, that portion may be lost if there is a decline in the market value of the security whether resulting from changes in interest rates or prepayments in the underlying mortgage collateral. As with other interest-bearing securities, the prices of such securities are inversely affected by changes in interest rates. Although the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true since in periods of declining interest rates the mortgages underlying the securities are prone to prepayment. For this and other reasons, a mortgage-related security’s stated maturity may be shortened by unscheduled prepayments on the underlying mortgages and, therefore, it is not possible to predict accurately the security’s return to the Fund. In addition, regular payments received in respect of mortgage-related securities include both interest and principal. No assurance can be given as to the return the Fund will receive when these amounts are reinvested.

Market Value. The market value of the Fund’s adjustable rate Mortgage-Backed Securities may be adversely affected if interest rates increase faster than the rates of interest payable on such securities or by the adjustable rate mortgage loans underlying such securities. Furthermore, adjustable rate Mortgage-Backed Securities or the mortgage loans underlying such securities may contain provisions limiting the amount by which rates may be adjusted upward and downward and may limit the amount by which monthly payments may be increased or decreased to accommodate upward and downward adjustments in interest rates. When the market value of the properties underlying the Mortgage-Backed Securities suffer broad declines on a regional or national level, the values of the corresponding Mortgage-Backed Securities or Mortgage-Backed Securities as a whole, may be adversely affected as well.

Prepayments. Adjustable rate Mortgage-Backed Securities have less potential for capital appreciation than fixed rate Mortgage-Backed Securities because their coupon rates will decline in response to market interest rate declines. The market value of fixed rate Mortgage-Backed Securities may be adversely affected as a result of increases in interest rates and, because of the risk of unscheduled principal prepayments, may benefit less than other fixed rate securities of similar maturity from declining interest rates. Finally, to the extent Mortgage-Backed Securities are purchased at a premium, mortgage foreclosures and unscheduled principal prepayments may result in some loss of the Fund’s principal investment to the extent of the premium paid. On the other hand, if such securities are purchased at a discount, both a scheduled payment of principal and an unscheduled prepayment of principal will increase current and total returns and will accelerate the recognition of income.

Yield Characteristics. The yield characteristics of Mortgage-Backed Securities differ from those of traditional fixed income securities. The major differences typically include more frequent interest and principal payments, usually monthly, and the possibility that prepayments of principal may be made at any time. Prepayment rates are influenced by changes in current interest rates and a variety of economic, geographic, social and other factors and cannot be predicted with certainty. As with fixed rate mortgage loans, adjustable rate mortgage loans may be subject to a greater prepayment rate in a declining interest rate environment. The yields to maturity of the Mortgage-Backed Securities in which the Funds invest will be affected by the actual rate of payment (including prepayments) of principal of the underlying mortgage loans. The mortgage loans underlying such securities generally may be prepaid at any time without penalty. In a fluctuating interest rate environment, a predominant factor affecting the prepayment rate on a pool of mortgage loans is the difference between the interest rates on the mortgage loans and prevailing mortgage loan interest rates taking into account the cost of any refinancing. In general, if mortgage loan interest rates fall sufficiently below the interest rates on fixed rate mortgage loans underlying mortgage pass-through securities, the rate of prepayment would be expected to increase. Conversely, if mortgage loan interest rates rise above the interest rates on the fixed rate mortgage loans underlying the mortgage pass-through securities, the rate of prepayment may be expected to decrease.

Recent Events Regarding Fannie Mae and Freddie Mac Securities. On September 6, 2008, the Federal Housing Finance Agency (“FHFA”) placed Fannie Mae and Freddie Mac into conservatorship. As the conservator, FHFA succeeded to all rights, titles, powers and privileges of Fannie Mae and Freddie Mac and of any stockholder, officer or director of Fannie Mae and Freddie Mac with respect to Fannie Mae and Freddie Mac and the assets of Fannie Mae and Freddie Mac. FHFA selected a new chief executive officer and chairman of the board of directors for each of Fannie Mae and Freddie Mac. On September 7, 2008, the U.S. Treasury announced three additional steps taken by it in connection with the conservatorship. First, the U.S. Treasury entered into a Senior Preferred Stock Purchase Agreement with each of Fannie Mae and Freddie Mac pursuant to which the U.S. Treasury will purchase up to an aggregate of $100 billion of each of Fannie Mae and Freddie Mac to maintain a positive net worth in each enterprise. This agreement contains various covenants, discussed below, that severely limit each enterprise’s operations. In exchange for entering into these agreements, the U.S. Treasury received $1 billion of each enterprise’s senior preferred stock and warrants to purchase 79.9% of each enterprise’s common stock. Second, the

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U.S. Treasury announced the creation of a new secured lending facility which is available to each of Fannie Mae and Freddie Mac as a liquidity backstop. Third, the U.S. Treasury announced the creation of a temporary program to purchase mortgage-backed securities issued by each of Fannie Mae and Freddie Mac. Both the liquidity backstop and the mortgage-backed securities purchase program expired in December 2009. Fannie Mae and Freddie Mac are continuing to operate as going concerns while in conservatorship and each remain liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities. The liquidity backstop and the Senior Preferred Stock Purchase Agreement were both intended to enhance each of Fannie Mae’s and Freddie Mac’s ability to meet its obligations.

Under the Federal Housing Finance Regulatory Reform Act of 2008 (the “Reform Act”), which was included as part of the Housing and Economic Recovery Act of 2008, FHFA, as conservator or receiver, has the power to repudiate any contract entered into by Fannie Mae or Freddie Mac prior to FHFA’s appointment as conservator or receiver, as applicable, if FHFA determines, in its sole discretion, that performance of the contract is burdensome and that repudiation of the contract promotes the orderly administration of Fannie Mae’s or Freddie Mac’s affairs. The Reform Act requires FHFA to exercise its right to repudiate any contract within a reasonable period of time after its appointment as conservator or receiver. FHFA, in its capacity as conservator, has indicated that it has no intention to repudiate the guaranty obligations of Fannie Mae or Freddie Mac because FHFA views repudiation as incompatible with the goals of the conservatorship. However, in the event that FHFA, as conservator or if it is later appointed as receiver for Fannie Mae or Freddie Mac, were to repudiate any such guaranty obligation, the conservatorship or receivership estate, as applicable, would be liable for actual direct compensatory damages in accordance with the provisions of the Reform Act. Any such liability could be satisfied only to the extent of Fannie Mae’s or Freddie Mac’s assets available therefor. In the event of repudiation, the payments of interest to holders of Fannie Mae or Freddie Mac mortgage-backed securities would be reduced if payments on the mortgage loans represented in the mortgage loan groups related to such mortgage-backed securities are not made by the borrowers or advanced by the servicer. Any actual direct compensatory damages for repudiating these guaranty obligations may not be sufficient to offset any shortfalls experienced by such mortgage-backed security holders. Further, in its capacity as conservator or receiver, FHFA has the right to transfer or sell any asset or liability of Fannie Mae or Freddie Mac without any approval, assignment or consent. Although FHFA has stated that it has no present intention to do so, if FHFA, as conservator or receiver, were to transfer any such guaranty obligation to another party, holders of Fannie Mae or Freddie Mac mortgage-backed securities would have to rely on that party for satisfaction of the guaranty obligation and would be exposed to the credit risk of that party.

In addition, certain rights provided to holders of mortgage-backed securities issued by Fannie Mae and Freddie Mac under the operative documents related to such securities may not be enforced against FHFA, or enforcement of such rights may be delayed, during the conservatorship or any future receivership. The operative documents for Fannie Mae and Freddie Mac mortgage-backed securities may provide (or with respect to securities issued prior to the date of the appointment of the conservator may have provided) that upon the occurrence of an event of default on the part of Fannie Mae or Freddie Mac, in its capacity as guarantor, which includes the appointment of a conservator or receiver, holders of such mortgage-backed securities have the right to replace Fannie Mae or Freddie Mac as trustee if the requisite percentage of mortgage-backed securities holders consent. The Reform Act prevents mortgage-backed security holders from enforcing such rights if the event of default arises solely because a conservator or receiver has been appointed. The Reform Act also provides that no person may exercise any right or power to terminate, accelerate or declare an event of default under certain contracts to which Fannie Mae or Freddie Mac is a party, or obtain possession of or exercise control over any property of Fannie Mae or Freddie Mac, or affect any contractual rights of Fannie Mae or Freddie Mac, without the approval of FHFA, as conservator or receiver, for a period of 45 or 90 days following the appointment of FHFA as conservator or receiver, respectively.

The conditions attached to the financial contribution made by the Treasury to Freddie Mac and Fannie Mae and the issuance of senior preferred stock place significant restrictions on the activities of Freddie Mac and Fannie Mae. Freddie Mac and Fannie Mae must obtain the consent of the Treasury to, among other things, (i) make any payment to purchase or redeem its capital stock or pay any dividend other than in respect of the senior preferred stock, (ii) issue capital stock of any kind, (iii) terminate the conservatorship of the FHFA except in connection with a receivership, or (iv) increase its debt beyond certain specified levels. In addition, significant restrictions are placed on the maximum size of each of Freddie Mac’s and Fannie Mae’s respective portfolios of mortgages and mortgage-backed securities, and the purchase agreements entered into by Freddie Mac and Fannie Mae provide that the maximum size of their portfolios of these assets must decrease by a specified percentage each year. The future status and role of Freddie Mac and Fannie Mae could be impacted by (among other things) the actions taken and restrictions placed on Freddie Mac and Fannie Mae by the FHFA in is role as conservator, the restrictions placed on

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Freddie Mac’s and Fannie Mae’s operations and activities as a result of the senior preferred stock investment made by the U.S. Treasury, market responses to developments at Freddie Mac and Fannie Mac, and future legislative and regulatory action that alters the operations, ownership, structure and/or mission of these institutions, each of which may, in turn, impact the value of, and cash flows on, any mortgage-backed securities guaranteed by Freddie Mac and Fannie Mae, including any such mortgage-backed securities held by a Fund.

Municipal Securities

Municipal Securities are issued to obtain funds for a wide variety of reasons. For example, municipal securities may be issued to obtain funding for the construction of a wide range of public facilities such as:

1.	bridges;

2.	highways;

3.	roads;

4.	schools;

5.	waterworks and sewer systems; and

6.	other utilities.

Other public purposes for which Municipal Securities may be issued include:

1.	refunding outstanding obligations;

2.	obtaining funds for general operating expenses; and

3.	obtaining funds to lend to other public institutions and facilities.

In addition, certain debt obligations known as “Private Activity Bonds” may be issued by or on behalf of municipalities and public authorities to obtain funds to provide:

1.	water, sewage and solid waste facilities;

2.	qualified residential rental projects;

3.	certain local electric, gas and other heating or cooling facilities;

4.	qualified hazardous waste facilities;

5.	high-speed intercity rail facilities;

6.	governmentally-owned airports, docks and wharves and mass transportation facilities;

7.	qualified mortgages;

8.	student loan and redevelopment bonds; and

9.	bonds used for certain organizations exempt from Federal income taxation.

Certain debt obligations known as “Industrial Development Bonds” under prior Federal tax law may have been issued by or on behalf of public authorities to obtain funds to provide:

1.	privately operated housing facilities;

2.	sports facilities;

3.	industrial parks;

4.	convention or trade show facilities;

5.	airport, mass transit, port or parking facilities;

6.	air or water pollution control facilities;

7.	sewage or solid waste disposal facilities; and

8.	facilities for water supply.

Other private activity bonds and industrial development bonds issued to fund the construction, improvement, equipment or repair of privately-operated industrial, distribution, research, or commercial facilities may also be

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Municipal Securities, however the size of such issues is limited under current and prior Federal tax law. The aggregate amount of most private activity bonds and industrial development bonds is limited (except in the case of certain types of facilities) under Federal tax law by an annual “volume cap.” The volume cap limits the annual aggregate principal amount of such obligations issued by or on behalf of all governmental instrumentalities in the state.

The two principal classifications of Municipal Securities consist of “general obligation” and “limited” (or revenue) issues. General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from the issuer’s general unrestricted revenues and not from any particular fund or source. The characteristics and method of enforcement of general obligation bonds vary according to the law applicable to the particular issuer, and payment may be dependent upon appropriation by the issuer’s legislative body. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Private activity bonds and industrial development bonds generally are revenue bonds and thus not payable from the unrestricted revenues of the issuer. The credit and quality of such bonds is generally related to the credit of the bank selected to provide the letter of credit underlying the bond. Payment of principal of and interest on industrial development revenue bonds is the responsibility of the corporate user (and any guarantor).

The Funds may also acquire “moral obligation” issues, which are normally issued by special purpose authorities, and in other tax-exempt investments including pollution control bonds and tax-exempt commercial paper. Each Fund that may purchase municipal bonds may purchase:

1.	Short-term tax-exempt General Obligations Notes;

2.	Tax Anticipation Notes;

3.	Bond Anticipation Notes;

4.	Revenue Anticipation Notes;

5.	Project Notes; and

6.	Other forms of short-term tax-exempt loans.

Such notes are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements, or other revenues. Project Notes are issued by a state or local housing agency and are sold by the Department of Housing and Urban Development. While the issuing agency has the primary obligation with respect to its Project Notes, they are also secured by the full faith and credit of the U.S. through agreements with the issuing authority which provide that, if required, the Federal government will lend the issuer an amount equal to the principal of and interest on the Project Notes.

There are, of course, variations in the quality of Municipal Securities, both within a particular classification and between classifications. Also, the yields on Municipal Securities depend upon a variety of factors, including:

1.	general money market conditions;

2.	coupon rate;

3.	the financial condition of the issuer;

4.	general conditions of the municipal bond market;

5.	the size of a particular offering;

6.	the maturity of the obligations; and

7.	the rating of the issue.

The ratings of Moody’s and S&P represent their opinions as to the quality of Municipal Securities. However, ratings are general and are not absolute standards of quality. Municipal Securities with the same maturity, interest rate and rating may have different yields while Municipal Securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to its purchase by a Fund, an issue of Municipal Securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Adviser will consider such an event in determining whether the Fund should continue to hold the obligations.

Municipal Securities may include obligations of municipal housing authorities and single-family mortgage revenue bonds. Weaknesses in Federal housing subsidy programs and their administration may result in a decrease

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of subsidies available for payment of principal and interest on housing authority bonds. Economic developments, including fluctuations in interest rates and increasing construction and operating costs, may also adversely impact revenues of housing authorities. In the case of some housing authorities, inability to obtain additional financing could also reduce revenues available to pay existing obligations.

Single-family mortgage revenue bonds are subject to extraordinary mandatory redemption at par in whole or in part from the proceeds derived from prepayments of underlying mortgage loans and also from the unused proceeds of the issue within a stated period which may be within a year from the date of issue.

Municipal leases are obligations issued by state and local governments or authorities to finance the acquisition of equipment and facilities. Municipal leases may be considered to be illiquid. They may take the form of a lease, an installment purchase contract, a conditional sales contract, or a participation interest in any of the above. The Board of Trustees is responsible for determining the credit quality of unrated municipal leases on an ongoing basis, including an assessment of the likelihood that the lease will not be canceled.

Premium Securities. During a period of declining interest rates, many Municipal Securities in which the Funds invest likely will bear coupon rates higher than current market rates, regardless of whether the securities were initially purchased at a premium.

Risk Factors in Municipal Securities. The following is a summary of certain risks associated with Municipal Securities

Tax Risk. The Code imposes certain continuing requirements on issuers of tax-exempt bonds regarding the use, expenditure and investment of bond proceeds and the payment of rebates to the U.S. Failure by the issuer to comply subsequent to the issuance of tax-exempt bonds with certain of these requirements could cause interest on the bonds to become includable in gross income retroactive to the date of issuance.

Housing Authority Tax Risk. The exclusion from gross income for Federal income tax purposes for certain housing authority bonds depends on qualification under relevant provisions of the Code and on other provisions of Federal law. These provisions of Federal law contain requirements relating to the cost and location of the residences financed with the proceeds of the single-family mortgage bonds and the income levels of tenants of the rental projects financed with the proceeds of the multi-family housing bonds. Typically, the issuers of the bonds, and other parties, including the originators and servicers of the single-family mortgages and the owners of the rental projects financed with the multi-family housing bonds, covenant to meet these requirements. However, there is no assurance that the requirements will be met. If such requirements are not met:

•	the interest on the bonds may become taxable, possibly retroactively from the date of issuance;

•	the value of the bonds may be reduced;

•	you and other Shareholders may be subject to unanticipated tax liabilities;

•	a Fund may be required to sell the bonds at the reduced value;

•	it may be an event of default under the applicable mortgage;

•	the holder may be permitted to accelerate payment of the bond; and

•	the issuer may be required to redeem the bond.

In addition, if the mortgage securing the bonds is insured by the Federal Housing Administration (“FHA”), the consent of the FHA may be required before insurance proceeds would become payable.

Information Risk. Information about the financial condition of issuers of Municipal Securities may be less available than that of corporations having a class of securities registered under the SEC.

State and Federal Laws. An issuer’s obligations under its Municipal Securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors. These laws may extend the time for payment of principal or interest, or restrict the Fund’s ability to collect payments due on Municipal Securities. In addition, recent amendments to some statutes governing security interests (e.g., Revised Article 9 of the Uniform Commercial Code (“UCC”)) change the way in which security interests and liens securing Municipal Securities are perfected. These amendments may have an adverse impact on existing Municipal Securities (particularly issues of Municipal Securities that do not have a corporate trustee who is responsible for filing UCC financing statements to continue the security interest or lien).

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Litigation and Current Developments. Litigation or other conditions may materially and adversely affect the power or ability of an issuer to meet its obligations for the payment of interest on and principal of its Municipal Securities. Such litigation or conditions may from time to time have the effect of introducing uncertainties in the market for tax-exempt obligations, or may materially affect the credit risk with respect to particular bonds or notes. Adverse economic, business, legal or political developments might affect all or a substantial portion of a Fund’s Municipal Securities in the same manner.

New Legislation. From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on tax exempt bonds, and similar proposals may be introduced in the future. The Supreme Court has held that Congress has the constitutional authority to enact such legislation. It is not possible to determine what effect the adoption of such proposals could have on (i) the availability of Municipal Securities for investment by the Funds, and (ii) the value of the investment portfolios of the Funds.

Limitations on the Use of Municipal Securities. Certain Funds may invest in Municipal Securities if the Adviser determines that such Municipal Securities offer attractive yields. The Funds may invest in Municipal Securities either by purchasing them directly or by purchasing certificates of accrual or similar instruments evidencing direct ownership of interest payments or principal payments, or both, on Municipal Securities, provided that, in the opinion of counsel to the initial seller of each such certificate or instrument, any discount accruing on such certificate or instrument that is purchased at a yield not greater than the coupon rate of interest on the related Municipal Securities will to the same extent as interest on such Municipal Securities be exempt from federal income tax and state income tax (where applicable) and not treated as a preference item for individuals for purposes of the federal alternative minimum tax. The Funds may also invest in Municipal Securities by purchasing from banks participation interests in all or part of specific holdings of Municipal Securities. Such participation interests may be backed in whole or in part by an irrevocable letter of credit or guarantee of the selling bank. The selling bank may receive a fee from a Fund in connection with the arrangement.

Each Fund will limit its investment in municipal leases to no more than 5% of its total assets.

Options and Futures Transactions

A Fund may purchase and sell (a) exchange traded and OTC put and call options on securities, indexes of securities and futures contracts on securities and indexes of securities and (b) futures contracts on securities and indexes of securities. Each of these instruments is a derivative instrument as its value derives from the underlying asset or index.

Subject to its investment objective and policies, a Fund may use futures contracts and options for hedging and risk management purposes and to seek to enhance portfolio performance.

Options and futures contracts may be used to manage a Fund’s exposure to changing interest rates and/or security prices. Some options and futures strategies, including selling futures contracts and buying puts, tend to hedge a Fund’s investments against price fluctuations. Other strategies, including buying futures contracts and buying calls, tend to increase market exposure. Options and futures contracts may be combined with each other or with forward contracts in order to adjust the risk and return characteristics of a Fund’s overall strategy in a manner deemed appropriate by the Fund’s Adviser and consistent with the Fund’s objective and policies. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

The use of options and futures is a highly specialized activity which involves investment strategies and risks different from those associated with ordinary portfolio securities transactions, and there can be no guarantee that their use will increase a Fund’s return. While the use of these instruments by a Fund may reduce certain risks associated with owning its portfolio securities, these techniques themselves entail certain other risks. If a Fund’s Adviser applies a strategy at an inappropriate time or judges market conditions or trends incorrectly, options and futures strategies may lower a Fund’s return. Certain strategies limit a Fund’s possibilities to realize gains, as well as its exposure to losses. A Fund could also experience losses if the prices of its options and futures positions were poorly correlated with its other investments, or if it could not close out its positions because of an illiquid secondary market. In addition, the Fund will incur transaction costs, including trading commissions and option premiums, in connection with its futures and options transactions, and these transactions could significantly increase the Fund’s turnover rate.

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Certain Funds have filed a notice under the Commodity Exchange Act under Regulation 4.5 and are operated by a person that has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and, therefore, is not subject to registration or regulation as a pool operator under the Commodity Exchange Act. Certain other Funds may rely on no action relief issued by the CFTC.

Purchasing Put and Call Options. By purchasing a put option, a Fund obtains the right (but not the obligation) to sell the instrument underlying the option at a fixed strike price. In return for this right, a Fund pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indexes of securities, indexes of securities prices, and futures contracts. A Fund may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. A Fund may also close out a put option position by entering into an offsetting transaction, if a liquid market exists. If the option is allowed to expire, a Fund will lose the entire premium it paid. If a Fund exercises a put option on a security, it will sell the instrument underlying the option at the strike price. If a Fund exercises an option on an index, settlement is in cash and does not involve the actual purchase or sale of securities. If an option is American style, it may be exercised on any day up to its expiration date. A European style option may be exercised only on its expiration date.

The buyer of a typical put option can expect to realize a gain if the value of the underlying instrument falls substantially. However, if the price of the instrument underlying the option does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).

The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the instrument underlying the option at the option’s strike price. A call buyer typically attempts to participate in potential price increases of the instrument underlying the option with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

Selling (Writing) Put and Call Options. When a Fund writes a put option, it takes the opposite side of the transaction from the option’s purchaser. In return for the receipt of the premium, a Fund assumes the obligation to pay the strike price for the instrument underlying the option if the other party to the option chooses to exercise it. A Fund may seek to terminate its position in a put option it writes before exercise by purchasing an offsetting option in the market at its current price. If the market is not liquid for a put option a Fund has written, however, it must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to post margin as discussed below. If the market value of the underlying securities does not move to a level that would make exercise of the option profitable to its holder, the option will generally expire unexercised, and the Fund will realize as profit the premium it received.

If the price of the underlying instrument rises, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing and holding the underlying instrument directly, however, because the premium received for writing the option should offset a portion of the decline.

Writing a call option obligates a Fund to sell or deliver the option’s underlying instrument in return for the strike price upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium a call writer offsets part of the effect of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

The writer of an exchange traded put or call option on a security, an index of securities or a futures contract is required to deposit cash or securities or a letter of credit as margin and to make mark to market payments of variation margin as the position becomes unprofitable.

Certain Funds will usually sell covered call options or cash-secured put options. A call option is covered if the writer either owns the underlying security (or comparable securities satisfying the cover requirements of the securities exchanges) or has the right to acquire such securities. A put option is cash-secured if the writer segregates cash, high-grade short-term debt obligations, or other permissible collateral equal to the exercise price. As the writer of a covered call option, the Fund foregoes, during the option’s life, the opportunity to profit from increases in the

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market value of the security covering the call option above the sum of the premium and the strike price of the call, but has retained the risk of loss should the price of the underlying security decline. As the Fund writes covered calls over more of its portfolio, its ability to benefit from capital appreciation becomes more limited. The writer of an option has no control over the time when it may be required to fulfill its obligation, but may terminate its position by entering into an offsetting option. Once an option writer has received an exercise notice, it cannot effect an offsetting transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.

When the Fund writes cash-secured put options, it bears the risk of loss if the value of the underlying stock declines below the exercise price minus the put premium. If the option is exercised, the Fund could incur a loss if it is required to purchase the stock underlying the put option at a price greater than the market price of the stock at the time of exercise plus the put premium the Fund received when it wrote the option. While the Fund’s potential gain in writing a cash-secured put option is limited to distributions earned on the liquid assets securing the put option plus the premium received from the purchaser of the put option, the Fund risks a loss equal to the entire exercise price of the option minus the put premium.

Engaging in Straddles and Spreads. In a straddle transaction, a Fund either buys a call and a put or sells a call and a put on the same security. In a spread, a Fund purchases and sells a call or a put. A Fund will sell a straddle when the Fund’s Adviser believes the price of a security will be stable. The Fund will receive a premium on the sale of the put and the call. A spread permits a Fund to make a hedged investment that the price of a security will increase or decline.

Options on Indexes. Options on securities indexes are similar to options on securities, except that the exercise of securities index options is settled by cash payment and does not involve the actual purchase or sale of securities. In addition, these options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. A Fund, in purchasing or selling index options, is subject to the risk that the value of its portfolio securities may not change as much as an index because a Fund’s investments generally will not match the composition of an index.

For a number of reasons, a liquid market may not exist and thus a Fund may not be able to close out an option position that it has previously entered into. When a Fund purchases an OTC option (as defined below), it will be relying on its counterparty to perform its obligations and the Fund may incur additional losses if the counterparty is unable to perform.

Exchange-Traded and OTC Options. All options purchased or sold by a Fund will be traded on a securities exchange or will be purchased or sold by securities dealers (“OTC options”) that meet the Fund’s creditworthiness standards. While exchange-traded options are obligations of the Options Clearing Corporation, in the case of OTC options, a Fund relies on the dealer from which it purchased the option to perform if the option is exercised. Thus, when a Fund purchases an OTC option, it relies on the dealer from which it purchased the option to make or take delivery of the underlying securities. Failure by the dealer to do so would result in the loss of the premium paid by a Fund as well as loss of the expected benefit of the transaction.

Provided that a Fund has arrangements with certain qualified dealers who agree that a Fund may repurchase any option it writes for a maximum price to be calculated by a predetermined formula, a Fund may treat the underlying securities used to cover written OTC options as liquid. In these cases, the OTC option itself would only be considered illiquid to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

Futures Contracts. When a Fund purchases a futures contract, it agrees to purchase a specified quantity of an underlying instrument at a specified future date or, in the case of an index futures contract, to make a cash payment based on the value of a securities index. When a Fund sells a futures contract, it agrees to sell a specified quantity of the underlying instrument at a specified future date or, in the case of an index futures contract, to receive a cash payment based on the value of a securities index. The price at which the purchase and sale will take place is fixed when a Fund enters into the contract. Futures can be held until their delivery dates or the position can be (and normally is) closed out before then. There is no assurance, however, that a liquid market will exist when the Fund wishes to close out a particular position.

When a Fund purchases a futures contract, the value of the futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase a Fund’s exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When a Fund sells a futures contract, by contrast, the value of its

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futures position will tend to move in a direction contrary to the value of the underlying instrument. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.

The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, when a Fund buys or sells a futures contract it will be required to deposit “initial margin” with a futures commission merchant (“FCM”). Initial margin deposits are typically equal to a small percentage of the contract’s value. If the value of either party’s position declines, that party will be required to make additional “variation margin” payments equal to the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. A Fund may be obligated to make payments of variation margin at a time when it is disadvantageous to do so. Furthermore, it may not always be possible for a Fund to close out its futures positions. Until it closes out a futures position, a Fund will be obligated to continue to pay variation margin. Initial and variation margin payments do not constitute purchasing on margin for purposes of a Fund’s investment restrictions. In the event of the bankruptcy of an FCM that holds margin on behalf of a Fund, the Fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM’s other customers, potentially resulting in losses to the Fund. Each Fund will earmark and reserve Fund assets, in cash or liquid securities, in connection with its use of options and futures contracts to the extent required by the staff of the SEC. Each Fund will earmark and reserve liquid assets in an amount equal to the current mark-to-market exposure, on a daily basis, of a futures contract that is contractually required to cash settle. Such assets cannot be sold while the futures contract or option is outstanding unless they are replaced with other suitable assets. By setting aside assets equal only to its net obligation under cash-settled futures, a Fund will have the ability to have exposure to such instruments to a greater extent than if a Fund were required to set aside assets equal to the full notional value of such contracts. There is a possibility that earmarking and reservation of a large percentage of a Fund’s assets could impede portfolio management or a Fund’s ability to meet redemption requests or other current obligations.

The Funds only invest in futures contracts to the extent they could invest in the underlying instrument directly.

Cash Equitization. The objective where equity futures are used to “equitize” cash is to match the notional value of all futures contracts to a Fund’s cash balance. The notional values of the futures contracts and of the cash are monitored daily. As the cash is invested in securities and/or paid out to participants in redemptions, the Adviser simultaneously adjusts the futures positions. Through such procedures, a Fund not only gains equity exposure from the use of futures, but also benefits from increased flexibility in responding to client cash flow needs. Additionally, because it can be less expensive to trade a list of securities as a package or program trade rather than as a group of individual orders, futures provide a means through which transaction costs can be reduced. Such non-hedging risk management techniques involve leverage, and thus present, as do all leveraged transactions, the possibility of losses as well as gains that are greater than if these techniques involved the purchase and sale of the securities themselves rather than their synthetic derivatives.

Options on Futures Contracts. Futures contracts obligate the buyer to take and the seller to make delivery at a future date of a specified quantity of a financial instrument or an amount of cash based on the value of a securities index. Currently, futures contracts are available on various types of securities, including but not limited to U.S. Treasury bonds, notes and bills, Eurodollar certificates of deposit and on indexes of securities. Unlike a futures contract, which requires the parties to buy and sell a security or make a cash settlement payment based on changes in a financial instrument or securities index on an agreed date, an option on a futures contract entitles its holder to decide on or before a future date whether to enter into such a contract. If the holder decides not to exercise its option, the holder may close out the option position by entering into an offsetting transaction or may decide to let the option expire and forfeit the premium thereon. The purchaser of an option on a futures contract pays a premium for the option but makes no initial margin payments or daily payments of cash in the nature of “variation margin” payments to reflect the change in the value of the underlying contract as does a purchaser or seller of a futures contract.

The seller of an option on a futures contract receives the premium paid by the purchaser and may be required to pay initial margin. Amounts equal to the initial margin and any additional collateral required on any options on futures contracts sold by a Fund are earmarked by a Fund and set aside by the Fund, as required by the 1940 Act and the SEC’s interpretations thereunder.

Combined Positions. Certain Funds may purchase and write options in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, a Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position

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would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

Correlation of Price Changes. Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized options and futures contracts available will not match a Fund’s current or anticipated investments exactly. A Fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures position will not track the performance of a Fund’s other investments.

Options and futures contracts prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Fund’s investments well. Options and futures contracts prices are affected by such factors as current and anticipated short term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A Fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a Fund’s options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

Liquidity of Options and Futures Contracts. There is no assurance that a liquid market will exist for any particular option or futures contract at any particular time even if the contract is traded on an exchange. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts and may halt trading if a contract’s price moves up or down more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for a Fund to enter into new positions or close out existing positions. If the market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and could potentially require a Fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a Fund’s access to other assets held to cover its options or futures positions could also be impaired. (See “Exchange-Traded and OTC Options” above for a discussion of the liquidity of options not traded on an exchange.)

Position Limits. Futures exchanges can limit the number of futures and options on futures contracts that can be held or controlled by an entity. If an adequate exemption cannot be obtained, a Fund or the Fund’s Adviser may be required to reduce the size of its futures and options positions or may not be able to trade a certain futures or options contract in order to avoid exceeding such limits.

Asset Coverage for Futures Contracts and Options Positions. A Fund will comply with guidelines established by the SEC with respect to coverage of options and futures contracts by mutual funds, and if the guidelines so require, will set aside or earmark appropriate liquid assets in the amount prescribed. Such assets cannot be sold while the futures contract or option is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that the reservation of a large percentage of a Fund’s assets could impede portfolio management or a Fund’s ability to meet redemption requests or other current obligations.

Real Estate Investment Trusts (“REITs”)

Certain of the Funds may invest in equity interests or debt obligations issued by REITs. REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interest. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling property that has appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Similar to investment companies, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Code. A Fund will indirectly bear its proportionate share of expenses incurred by REITs in which a Fund invests in addition to the expenses incurred directly by a Fund.

Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned

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by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills and on cash flows, are not diversified, and are subject to default by borrowers and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax free pass-through of income under the Code and failing to maintain their exemption from registration under the 1940 Act.

REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT’s investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT’s investment in such loans will gradually align themselves to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

Investment in REITs involves risks similar to those associated with investing in small capitalization companies. These risks include:

•	limited financial resources;

•	infrequent or limited trading; and

•	more abrupt or erratic price movements than larger company securities.

In addition, small capitalization stocks, such as certain REITs, historically have been more volatile in price than the larger capitalization stocks included in the S&P 500 Index.

Recent Events Relating to the Overall Economy

The U.S. Government, the Federal Reserve, the Treasury, the Securities and Exchange Commission, the Federal Deposit Insurance Corporation and other governmental and regulatory bodies have recently taken or are considering taking actions to address the financial crisis. These actions include, but are not limited to, the enactment by the United States Congress of the “Dodd-Frank Wall Street Reform and Consumer Protection Act”, which was signed into law on July 21, 2010 and imposes a new regulatory framework over the U.S. financial services industry and the consumer credit markets in general, and proposed regulations by the Securities and Exchange Commission. Given the broad scope, sweeping nature, and relatively recent enactment of some of these regulatory measures, the potential impact they could have on securities held by the Funds is unknown. There can be no assurance that these measures will not have an adverse effect on the value or marketability of securities held by the Funds. Furthermore, no assurance can be made that the U.S. Government or any U.S. regulatory body (or other authority or regulatory body) will not continue to take further legislative or regulatory action in response to the economic crisis or otherwise, and the effect of such actions, if taken, cannot be known.

Repurchase Agreements

Repurchase agreements may be entered into with brokers, dealers or banks that meet the Adviser’s credit guidelines. A Fund will enter into repurchase agreements only with member banks of the Federal Reserve System and securities dealers believed by the Adviser to be creditworthy. In a repurchase agreement, a Fund buys a security from a seller that has agreed to repurchase the same security at a mutually agreed upon date and price. The resale price normally is in excess of the purchase price, reflecting an agreed upon interest rate. This interest rate is effective for the period of time a Fund is invested in the agreement and is not related to the coupon rate on the underlying security. A repurchase agreement may also be viewed as a fully collateralized loan of money by a Fund to the seller. Except in the case of a tri-party agreement, the maximum maturity of a repurchase agreement will be seven days. In the case of a tri-party agreement, the maximum maturity of a repurchase agreement will be 95 days, or as limited by the specific repurchase agreement. The securities which are subject to repurchase agreements, however, may have maturity dates in excess of 95 days from the effective date of the repurchase agreement. Repurchase agreements maturing in more than seven days are treated as illiquid for purposes of a Fund’s restrictions on purchases of illiquid securities. A Fund will always receive securities as collateral during the term of the agreement whose market value is at least equal to 100% of the dollar amount invested by the Fund in each agreement plus accrued interest. The repurchase agreements further authorize the Fund to demand additional collateral in the event that the dollar value of the collateral falls below 100%. A Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer to the account of the custodian. Repurchase agreements are considered under the 1940 Act to be loans collateralized by the underlying securities.

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All of the Funds that are permitted to invest in repurchase agreements may engage in repurchase agreement transactions that are collateralized fully as defined in Rule 5b-3 of the 1940 Act (except that Rule 5b-3(c)(1)(iv)(C) or (D) of the 1940 Act shall not apply for the Money Market Funds), which has the effect of enabling a Fund to look to the collateral, rather than the counterparty, for determining whether its assets are “diversified” for 1940 Act purposes. With respect to the Money Market Funds, in accordance with Rule 2a-7 under the 1940 Act, the Adviser evaluates the creditworthiness of each counterparty. Certain Funds may, in addition, engage in repurchase agreement transactions that are collateralized by money market instruments, debt securities, loan participations, equity securities or other securities including securities that are rated below investment grade by the requisite NRSROs or unrated securities of comparable quality. For these types of repurchase agreement transactions, the Fund would look to the counterparty, and not the collateral, for determining such diversification.

A repurchase agreement is subject to the risk that the seller may fail to repurchase the security. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities would not be owned by the Fund, but would only constitute collateral for the seller’s obligation to pay the repurchase price. Therefore, a Fund may suffer time delays and incur costs in connection with the disposition of the collateral. The collateral underlying repurchase agreements may be more susceptible to claims of the seller’s creditors than would be the case with securities owned by the Fund.

Reverse Repurchase Agreements.

In a reverse repurchase agreement, a Fund sells a security and agrees to repurchase the same security at a mutually agreed upon date and price reflecting the interest rate effective for the term of the agreement. For purposes of the 1940 Act, a reverse repurchase agreement is considered borrowing by a Fund and, therefore, a form of leverage. Leverage may cause any gains or losses for a Fund to be magnified. The Funds will invest the proceeds of borrowings under reverse repurchase agreements. In addition, except for liquidity purposes, a Fund will enter into a reverse repurchase agreement only when the expected return from the investment of the proceeds is greater than the expense of the transaction. A Fund will not invest the proceeds of a reverse repurchase agreement for a period which exceeds the duration of the reverse repurchase agreement. A Fund would be required to pay interest on amounts obtained through reverse repurchase agreements, which are considered borrowings under federal securities laws. The repurchase price is generally equal to the original sales price plus interest. Reverse repurchase agreements are usually for seven days or less and cannot be repaid prior to their expiration dates. Each Fund will earmark and reserve Fund assets, in cash or liquid securities, in an amount at least equal to its purchase obligations under its reverse repurchase agreements. Reverse repurchase agreements involve the risk that the market value of the portfolio securities transferred may decline below the price at which a Fund is obliged to purchase the securities. All forms of borrowing (including reverse repurchase agreements) are limited in the aggregate and may not exceed 33 1/3% of a Fund’s total assets, except as permitted by law.

Securities Lending

To generate additional income, certain Funds may lend up to 33 1/3% of such Fund’s total assets pursuant to agreements requiring that the loan be continuously secured by collateral equal to at least 100% of the market value plus accrued interest on the securities lent. Certain Funds (generally some of the Funds with an investment strategy of investing primarily in U.S. equity securities) use Goldman Sachs Bank USA (formerly known as The Goldman Sachs Trust Company), doing business as Goldman Sachs Agency Lending (“Goldman Sachs”), as their securities lending agent. Pursuant to an agreement among Goldman Sachs, JPMorgan Chase Bank and certain Funds (the “Third Party Securities Lending Agreement”), approved by the Board of Trustees, Goldman Sachs compensates JPMorgan Chase Bank for certain operational services, which may include processing transactions, termination of loans and recordkeeping, provided by JPMorgan Chase Bank. The other Funds that engage in securities lending use JPMorgan Chase Bank as their securities lending agent.

Pursuant to a securities lending agreement approved by the Board of Trustees between Goldman Sachs and the Trusts on behalf of certain J.P. Morgan U.S. equity funds (the “Goldman Sachs Agreement”), collateral for loans will consist only of cash. Pursuant to a securities lending agreement approved by the Board of Trustees between JPMorgan Chase Bank and certain Funds (the “JPMorgan Agreement”), collateral for loans will consist of cash. The Funds receive payments from the borrowers equivalent to the dividends and interest that would have been earned on the securities lent. For loans secured by cash, the Funds seek to earn interest on the investment of cash collateral in investments permitted by the applicable securities lending agreement. Under both the Goldman Sachs Agreement and the JPMorgan Agreement, cash collateral may be invested in Capital Shares of the JPMorgan Prime Money Market Fund.

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Under the JPMorgan Agreement, JPMorgan Chase Bank performs a daily mark to market of the loaned security and requests additional cash collateral if the amount of cash received from the borrower is less than 102% of the value of the loaned security in the case of securities denominated in U.S. dollars and 105% of the value of the loaned security in the case of securities denominated in non-U.S. dollars subject to certain de minimis guidelines. Such de minimis guidelines provide that for a loan of U.S. dollar denominated securities, the aggregate value of cash collateral for such loan may be less than 102% but in no event less than 101.51% and for a loan of non-U.S. dollar denominated securities, the aggregate value of cash collateral held for such loan may be less than 105% but in no event less than 104.51%. Under the Goldman Sachs Agreement, Goldman Sachs marks to market the loaned securities on a daily basis. In the event the cash received from the borrower is less than 102% of the value of the loaned securities, Goldman Sachs requests additional cash from the borrower so as to maintain a collateralization level of at least 102% of the value of the loaned securities plus accrued interest. Loans are subject to termination by a Fund or the borrower at any time, and are therefore not considered to be illiquid investments. A Fund does not have the right to vote proxies for securities on loan. However, a Fund’s Adviser may terminate a loan if the vote is considered material with respect to an investment.

Securities lending involves counterparty risk, including the risk that the loaned securities may not be returned or returned in a timely manner and/or a loss of rights in the collateral if the borrower or the lending agent defaults or fails financially. This risk is increased when a Fund’s loans are concentrated with a single or limited number of borrowers. The earnings on the collateral invested may not be sufficient to pay fees incurred in connection with the loan. Also, the principal value of the collateral invested may decline and may not be sufficient to pay back the borrower for the amount of collateral posted. There are no limits on the number of borrowers a Fund may use and a Fund may lend securities to only one or a small group of borrowers. In addition, under the Goldman Sachs Agreement, loans may be made to affiliates of Goldman Sachs as identified in the Goldman Sachs Agreement. Funds participating in securities lending bear the risk of loss in connection with investments of the cash collateral received from the borrowers, which do not trigger additional collateral requirements from the borrower.

To the extent that the value or return of a Fund’s investments of the cash collateral declines below the amount owed to a borrower, the Fund may incur losses that exceed the amount it earned on lending the security. In situations where the Adviser does not believe that it is prudent to sell the cash collateral investments in the market, a Fund may borrow money to repay the borrower the amount of cash collateral owed to the borrower upon return of the loaned securities. This will result in financial leverage, which may cause the Fund to be more volatile because financial leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities.

Short Selling

In short selling transactions, a Fund sells a security it does not own in anticipation of a decline in the market value of the security. To complete the transaction, a Fund must borrow the security to make delivery to the buyer. A Fund is obligated to replace the security borrowed by purchasing it subsequently at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by a Fund, which may result in a loss or gain, respectively. Unlike taking a long position in a security by purchasing the security, where potential losses are limited to the purchase price, short sales have no cap on maximum losses, and gains are limited to the price of the security at the time of the short sale.

Short sales of forward commitments and derivatives do not involve borrowing a security. These types of short sales may include futures, options, contracts for differences, forward contracts on financial instruments and options such as contracts, credit linked instruments, and swap contracts.

A Fund may not always be able to borrow a security it wants to sell short. A Fund also may be unable to close out an established short position at an acceptable price and may have to sell long positions at disadvantageous times to cover its short positions. The value of your investment in a Fund will fluctuate in response to movements in the market. Fund performance also will depend on the effectiveness of the Adviser’s research and the management team’s investment decisions.

Short sales also involve other costs. A Fund must repay to the lender an amount equal to any dividends or interest that accrues while the loan is outstanding. To borrow the security, a Fund may be required to pay a premium. A Fund also will incur transaction costs in effecting short sales. The amount of any ultimate gain for a Fund resulting from a short sale will be decreased and the amount of any ultimate loss will be increased by the amount of premiums, interest or expenses a Fund may be required to pay in connection with the short sale. Until a Fund closes the short position, it will earmark and reserve Fund assets, in cash or liquid securities, to offset a portion of the leverage risk. Realized gains from short sales are typically treated as short-term gains/losses.

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Short-Term Funding Agreements

Short-term funding agreements issued by insurance companies are sometimes referred to as Guaranteed Investment Contracts (“GICs”), while those issued by banks are referred to as Bank Investment Contracts (“BICs”). Pursuant to such agreements, a Fund makes cash contributions to a deposit account at a bank or insurance company. The bank or insurance company then credits to the Fund on a monthly basis guaranteed interest at either a fixed, variable or floating rate. These contracts are general obligations of the issuing bank or insurance company (although they may be the obligations of an insurance company separate account) and are paid from the general assets of the issuing entity.

A Fund will purchase short-term funding agreements only from banks and insurance companies which, at the time of purchase, are rated in one of the three highest rating categories and have assets of $1 billion or more. Generally, there is no active secondary market in short-term funding agreements. Therefore, short-term funding agreements may be considered by a Fund to be illiquid investments. To the extent that a short-term funding agreement is determined to be illiquid, such agreements will be acquired by a Fund only if, at the time of purchase, no more than 15% of the Fund’s net assets (5% of the total assets for the Money Market Funds) will be invested in short-term funding agreements and other illiquid securities.

Structured Investments

A structured investment is a security having a return tied to an underlying index or other security or asset class. Structured investments generally are individually negotiated agreements and may be traded over-the-counter. Structured investments are organized and operated to restructure the investment characteristics of the underlying security. This restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, or specified instruments (such as commercial bank loans) and the issuance by that entity or one or more classes of securities (“structured securities”) backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of such payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments. Because structured securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Investments in structured securities are generally of a class of structured securities that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities. Structured instruments include structured notes. In addition to the risks applicable to investments in structured investments and debt securities in general, structured notes bear the risk that the issuer may not be required to pay interest on the structured note if the index rate rises above or falls below a certain level. Structured securities are typically sold in private placement transactions, and there currently is no active trading market for structured securities. Investments in government and government-related restructured debt instruments are subject to special risks, including the inability or unwillingness to repay principal and interest, requests to reschedule or restructure outstanding debt and requests to extend additional loan amounts. Structured investments include a wide variety of instruments including, without limitation, Collateralized Debt Obligations, credit linked notes, and participation notes and participatory notes.

Structured instruments that are registered under the federal securities laws may be treated as liquid. In addition, many structured instruments may not be registered under the federal securities laws. In that event, a Fund’s ability to resell such a structured instrument may be more limited than its ability to resell other Fund securities. The Funds will treat such instruments as illiquid and will limit their investments in such instruments to no more than 15% of each Fund’s net assets (5% of the total assets for the Money Market Funds), when combined with all other illiquid investments of each Fund.

Total Annual Fund Operating Expenses set forth in the fee table and Financial Highlights section of each Fund’s Prospectuses do not include any expenses associated with investments in certain structured or synthetic products that may rely on the exception for the definition of “investment company” provided by section 3(c)(1) or 3(c)(7) of the 1940 Act.

Credit Linked Notes. Certain Funds may invest in structured instruments known as credit linked securities or credit linked notes (“CLNs”). CLNs are typically issued by a limited purpose trust or other vehicle (the “CLN trust”) that, in turn, invests in a derivative or basket of derivatives instruments, such as credit default swaps, interest rate swaps and/or other securities, in order to provide exposure to certain high yield, sovereign debt, emerging markets, or other fixed income markets. Generally, investments in CLNs represent the right to receive periodic

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income payments (in the form of distributions) and payment of principal at the end of the term of the CLN. However, these payments are conditioned on the CLN trust’s receipt of payments from, and the CLN trust’s potential obligations, to the counterparties to the derivative instruments and other securities in which the CLN trust invests. For example, the CLN trust may sell one or more credit default swaps, under which the CLN trust would receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default were to occur, the stream of payments may stop and the CLN trust would be obligated to pay the counterparty the par (or other agreed upon value) of the referenced debt obligation. This, in turn, would reduce the amount of income and principal that a Fund would receive as an investor in the CLN trust.

Certain Funds may enter into CLNs structured as “First-to-Default” CLNs. In a First-to-Default” CLN, the CLN trust enters into a credit default swap on a portfolio of a specified number of individual securities pursuant to which the CLN trust sells protection to a counterparty. The CLN trust uses the proceeds of issuing investments in the CLN trust to purchase securities, which are selected by the counterparty and the total return of which is paid to the counterparty. Upon the occurrence of a default or credit event involving any one of the individual securities, the credit default swaps terminate and the Fund’s investment in the CLN trust is redeemed for an amount equal to “par” minus the amount paid to the counterparty under the credit default swap.

Certain Funds may also enter in CLNs to gain access to sovereign debt and securities in emerging market particularly in markets where the Fund is not able to purchase securities directly due to domicile restrictions or tax restrictions or tariffs. In such an instance, the issuer of the CLN may purchase the reference security directly and/or gain exposure through a credit default swap or other derivative.

A Fund’s investments in CLNs is subject to the risks associated with the underlying reference obligations and derivative instruments, including, among others, credit risk, default or similar event risk, counterparty risk, interest rate risk, leverage risk and management risk.

Participation Notes and Participatory Notes. Certain Funds may invest in participation notes or participatory notes (“P-notes”). P-notes are participation interest notes that are issued by banks or broker-dealers and are designed to offer a return linked to a particular underlying equity, debt, currency or market. If the P-note were held to maturity, the issuer would pay to, or receive from, the purchaser the difference between the nominal value of the underlying instrument at the time of purchase and that instrument’s value at maturity. The holder of a P-note that is linked to a particular underlying security or instrument may be entitled to receive any dividends paid in connection with that underlying security or instrument, but typically does not receive voting rights as it would if it directly owned the underlying security or instrument. P-notes involve transaction costs. Investments in P-notes involve the same risks associated with a direct investment in the underlying securities, instruments or markets that they seek to replicate. In addition, there can be no assurance that there will be a trading market for a P-note or that the trading price of a P-note will equal the underlying value of the security, instrument or market that it seeks to replicate. Due to liquidity and transfer restrictions, the secondary markets on which a P-note is traded may be less liquid than the market for other securities, or may be completely illiquid, which may also affect the ability of a fund to accurately value a P-note. P-notes typically constitute general unsecured contractual obligations of the banks or broker-dealers that issue them, which subjects a Fund that holds them to counterparty risk (and this risk may be amplified if a Fund purchases P-notes from only a small number of issuers).

Swaps and Related Swap Products

Swap transactions may include, but are not limited to, interest rate swaps, currency swaps, cross-currency interest rate swaps, forward rate agreements, contracts for differences, total return swaps, index swaps, basket swaps, specific security swaps, fixed income sectors swaps, commodity swaps, asset-backed swaps (ABX), credit default swaps, interest rate caps, price lock swaps, floors and collars and swaptions (collectively defined as “swap transactions”).

A Fund may enter into swap transactions for any legal purpose consistent with its investment objective and policies, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining that return or spread through purchases and/or sales of instruments in cash markets, to protect against currency fluctuations, to protect against any increase in the price of securities a Fund anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible.

Swap agreements are two-party contracts entered into primarily by institutional counterparties for periods ranging from a few weeks to several years. In a standard swap transaction, two parties agree to exchange the returns

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(or differentials in rates of return) that would be earned or realized on specified notional investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated by reference to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency or commodity, or in a “basket” of securities representing a particular index. The purchaser of an interest rate cap or floor, upon payment of a fee, has the right to receive payments (and the seller of the cap or floor is obligated to make payments) to the extent a specified interest rate exceeds (in the case of a cap) or is less than (in the case of a floor) a specified level over a specified period of time or at specified dates. The purchaser of an interest rate collar, upon payment of a fee, has the right to receive payments (and the seller of the collar is obligated to make payments) to the extent that a specified interest rate falls outside an agreed upon range over a specified period of time or at specified dates. The purchaser of an option on an interest rate swap, also known as a “swaption,” upon payment of a fee (either at the time of purchase or in the form of higher payments or lower receipts within an interest rate swap transaction) has the right, but not the obligation, to initiate a new swap transaction of a pre-specified notional amount with pre-specified terms with the seller of the swaption as the counterparty.

The “notional amount” of a swap transaction is the agreed upon basis for calculating the payments that the parties have agreed to exchange. For example, one swap counterparty may agree to pay a floating rate of interest (e.g., 3 month LIBOR) calculated based on a $10 million notional amount on a quarterly basis in exchange for receipt of payments calculated based on the same notional amount and a fixed rate of interest on a semi-annual basis. In the event a Fund is obligated to make payments more frequently than it receives payments from the other party, it will incur incremental credit exposure to that swap counterparty. This risk may be mitigated somewhat by the use of swap agreements which call for a net payment to be made by the party with the larger payment obligation when the obligations of the parties fall due on the same date. Under most swap agreements entered into by a Fund, payments by the parties will be exchanged on a “net basis”, and a Fund will receive or pay, as the case may be, only the net amount of the two payments.

The amount of a Fund’s potential gain or loss on any swap transaction is not subject to any fixed limit. Nor is there any fixed limit on a Fund’s potential loss if it sells a cap or collar. If a Fund buys a cap, floor or collar, however, the Fund’s potential loss is limited to the amount of the fee that it has paid. When measured against the initial amount of cash required to initiate the transaction, which is typically zero in the case of most conventional swap transactions, swaps, caps, floors and collars tend to be more volatile than many other types of instruments.

The use of swap transactions, caps, floors and collars involves investment techniques and risks that are different from those associated with portfolio security transactions. If a Fund’s Adviser is incorrect in its forecasts of market values, interest rates, and other applicable factors, the investment performance of the Fund will be less favorable than if these techniques had not been used. These instruments are typically not traded on exchanges. Accordingly, there is a risk that the other party to certain of these instruments will not perform its obligations to a Fund or that a Fund may be unable to enter into offsetting positions to terminate its exposure or liquidate its position under certain of these instruments when it wishes to do so. Such occurrences could result in losses to a Fund. A Fund’s Adviser will consider such risks and will enter into swap and other derivatives transactions only when it believes that the risks are not unreasonable.

A Fund will earmark and reserve Fund assets, in cash or liquid securities, in an amount sufficient at all times to cover its current obligations under its swap transactions, caps, floors and collars. If a Fund enters into a swap agreement on a net basis, it will earmark and reserve assets with a daily value at least equal to the excess, if any, of a Fund’s accrued obligations under the swap agreement over the accrued amount a Fund is entitled to receive under the agreement. If a Fund enters into a swap agreement on other than a net basis, or sells a cap, floor or collar, it will earmark and reserve assets with a daily value at least equal to the full amount of a Fund’s accrued obligations under the agreement. A Fund will not enter into any swap transaction, cap, floor, or collar, unless the counterparty to the transaction is deemed creditworthy by the Fund’s Adviser. If a counterparty defaults, a Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap markets in which many types of swap transactions are traded have grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the markets for certain types of swaps (e.g., interest rate swaps) have become relatively liquid. The markets for some types of caps, floors and collars are less liquid.

The liquidity of swap transactions, caps, floors and collars will be as set forth in guidelines established by a Fund’s Adviser and approved by the Trustees which are based on various factors, including: (1) the availability of dealer quotations and the estimated transaction volume for the instrument, (2) the number of dealers and end users for the instrument in the marketplace, (3) the level of market making by dealers in the type of instrument, (4) the

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nature of the instrument (including any right of a party to terminate it on demand) and (5) the nature of the marketplace for trades (including the ability to assign or offset a Fund’s rights and obligations relating to the instrument). Such determination will govern whether the instrument will be deemed within the applicable liquidity restriction on investments in securities that are not readily marketable.

During the term of a swap, cap, floor or collar, changes in the value of the instrument are recognized as unrealized gains or losses by marking to market to reflect the market value of the instrument. When the instrument is terminated, a Fund will record a realized gain or loss equal to the difference, if any, between the proceeds from (or cost of) the closing transaction and a Fund’s basis in the contract.

The federal income tax treatment with respect to swap transactions, caps, floors, and collars may impose limitations on the extent to which a Fund may engage in such transactions.

Credit Default Swaps. As described above, swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In the case of a credit default swap (“CDS”), the contract gives one party (the buyer) the right to recoup the economic value of a decline in the value of debt securities of the reference issuer if the credit event (a downgrade or default) occurs. This value is obtained by delivering a debt security of the reference issuer to the party in return for a previously agreed payment from the other party (frequently, the par value of the debt security). CDS include credit default swaps, which are contracts on individual securities, and CDX, which are contracts on baskets or indices of securities.

Credit default swaps may require initial premium (discount) payments as well as periodic payments (receipts) related to the interest leg of the swap or to the default of a reference obligation. A Fund will earmark and reserve assets, in cash or liquid securities, to cover any accrued payment obligations when it is the buyer of a CDS. In cases where a Fund is a seller of a CDS contract, the Fund will earmark and reserve assets, in cash or liquid securities, to cover its obligation.

If a Fund is a seller of protection under a CDS contract, the Fund would be required to pay the par (or other agreed upon) value of a referenced debt obligation to the counterparty in the event of a default or other credit event by the reference issuer, such as a U.S. or foreign corporate issuer, with respect to such debt obligations. In return, a Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, a Fund would keep the stream of payments and would have no payment obligations. As the seller, a Fund would be subject to investment exposure on the notional amount of the swap.

If a Fund is a buyer of protection under a CDS contract, the Fund would have the right to deliver a referenced debt obligation and receive the par (or other agreed-upon) value of such debt obligation from the counterparty in the event of a default or other credit event (such as a downgrade in credit rating) by the reference issuer, such as a U.S. or foreign corporation, with respect to its debt obligations. In return, the Fund would pay the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the counterparty would keep the stream of payments and would have no further obligations to the Fund.

The use of CDSs, like all swap agreements, is subject to certain risks. If a counterparty’s creditworthiness declines, the value of the swap would likely decline. Moreover, there is no guarantee that a Fund could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party. In addition to general market risks, CDSs involve liquidity, credit and counterparty risks. The recent increase in corporate defaults further raises these liquidity and credit risks, increasing the possibility that sellers will not have sufficient funds to make payments. As unregulated instruments, CDSs are difficult to value and are therefore susceptible to liquidity and credit risks. Counterparty risks also stem from the lack of regulation of CDSs. Collateral posting requirements are individually negotiated between counterparties and there is no regulatory requirement concerning the amount of collateral that a counterparty must post to secure its obligations under a CDS. Because they are unregulated, there is no requirement that parties to a contract be informed in advance when a CDS is sold. As a result, investors may have difficulty identifying the party responsible for payment of their claims.

If a counterparty’s credit becomes significantly impaired, multiple requests for collateral posting in a short period of time could increase the risk that the Fund may not receive adequate collateral. There is no readily available market for trading out of CDS contracts. In order to eliminate a position it has taken in a CDS, the Fund must terminate the existing CDS contract or enter into an offsetting trade. The Fund may only exit its obligations under a CDS contract by terminating the contract and paying applicable breakage fees, which could result in additional losses to the Fund. Furthermore, the cost of entering into an offsetting CDS position could cause the Fund to incur losses.

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Temporary Liquidity Guarantee Program (“TLGP”) Securities

In addition to those Funds that in the prospectus disclose investments in securities guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) under its TLGP, announced on October 14, 2008, other Funds may invest in such securities as well. Under this program, the FDIC guarantees, with the full faith and credit of the U.S. government, the payment of principal and interest on the debt issued by private entities through either (i) the earlier of the maturity date of the debt or June 30, 2012, or (ii) for those entities participating in the extension of the program, the earlier of the maturity date of the debt or December 31, 2012 (for debt issued on or after April 1, 2009 through October 31, 2009). The interest on securities guaranteed by the FDIC under the TLGP may be subject to state and local income taxes.

Synthetic Variable Rate Instruments

Synthetic variable rate instruments generally involve the deposit of a long-term tax exempt bond in a custody or trust arrangement and the creation of a mechanism to adjust the long-term interest rate on the bond to a variable short-term rate and a right (subject to certain conditions) on the part of the purchaser to tender it periodically to a third party at par. A Fund’s Adviser reviews the structure of synthetic variable rate instruments to identify credit and liquidity risks (including the conditions under which the right to tender the instrument would no longer be available) and will monitor those risks. In the event that the right to tender the instrument is no longer available, the risk to the Fund will be that of holding the long-term bond. In the case of some types of instruments credit enhancement is not provided, and if certain events occur, which may include (a) default in the payment of principal or interest on the underlying bond, (b) downgrading of the bond below investment grade or (c) a loss of the bond’s tax exempt status, then the put will terminate and the risk to the Fund will be that of holding a long-term bond.

Total Annual Fund Operating Expenses set forth in the fee table and Financial Highlights section of each Fund’s Prospectuses do not include any expenses associated with investments in certain structured or synthetic products that may rely on the exception for the definition of “investment company” provided by section 3(c)(1) or 3(c)(7) of the 1940 Act.

Treasury Receipts

A Fund may purchase interests in separately traded interest and principal component parts of U.S. Treasury obligations that are issued by banks or brokerage firms and are created by depositing U.S. Treasury notes and U.S. Treasury bonds into a special account at a custodian bank. Receipts include Treasury Receipts (“TRs”), Treasury Investment Growth Receipts (“TIGRs”), and Certificates of Accrual on Treasury Securities (“CATS”). Receipts in which an entity other than the government separates the interest and principal components are not considered government securities unless such securities are issued through the Treasury Separate Trading of Registered Interest and Principal of Securities (“STRIPS”) program.

Trust Preferred Securities

Certain Funds may purchase trust preferred securities, also known as “trust preferreds”, which are preferred stocks issued by a special purpose trust subsidiary backed by subordinated debt of the corporate parent. An issuer creates trust preferred securities by creating a trust and issuing debt to the trust. The trust in turn issues trust preferred securities. Trust preferred securities are hybrid securities with characteristics of both subordinated debt and preferred stock. Such characteristics include long maturities (typically 30 years or more), early redemption by the issuer, periodic fixed or variable interest payments, and maturities at face value. In addition, trust preferred securities issued by a bank holding company may allow deferral of interest payments for up to 5 years. Holders of trust preferred securities have limited voting rights to control the activities of the trust and no voting rights with respect to the parent company.

U.S. Government Obligations

U.S. government obligations may include direct obligations of the U.S. Treasury, including Treasury bills, notes and bonds, all of which are backed as to principal and interest payments by the full faith and credit of the U.S., and separately traded principal and interest component parts of such obligations that are transferable through the Federal book-entry system known as STRIPS and Coupon Under Book Entry Safekeeping (“CUBES”). The Funds may also invest in TIPS.

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The principal and interest components of U.S. Treasury bonds with remaining maturities of longer than ten years are eligible to be traded independently under the STRIPS program. Under the STRIPS program, the principal and interest components are separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts separately. The interest component of STRIPS may be more volatile than that of U.S. Treasury bills with comparable maturities.

Other obligations include those issued or guaranteed by U.S. government agencies or instrumentalities. These obligations may or may not be backed by the “full faith and credit” of the U.S. Securities which are backed by the full faith and credit of the U.S. include obligations of the Government National Mortgage Association, the Farmers Home Administration, and the Export-Import Bank. In the case of securities not backed by the full faith and credit of the U.S., the Funds must look principally to the federal agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the U.S. itself in the event the agency or instrumentality does not meet its commitments. Securities in which the Funds may invest that are not backed by the full faith and credit of the U.S. include, but are not limited to: (i) obligations of the Tennessee Valley Authority, the Federal Home Loan Banks and the U.S. Postal Service, each of which has the right to borrow from the U.S. Treasury to meet its obligations; (ii) securities issued by Freddie Mac and Fannie Mae, which are supported only by the credit of such securities, but for which the Secretary of the Treasury has discretionary authority to purchase limited amounts of the agency’s obligations; and (iii) obligations of the Federal Farm Credit System and the Student Loan Marketing Association, each of whose obligations may be satisfied only by the individual credits of the issuing agency.

When-Issued Securities, Delayed Delivery Securities and Forward Commitments

Securities may be purchased on a when-issued or delayed delivery basis. For example, delivery of and payment for these securities can take place a month or more after the date of the purchase commitment. The purchase price and the interest rate payable, if any, on the securities are fixed on the purchase commitment date or at the time the settlement date is fixed. The value of such securities is subject to market fluctuation, and for money market instruments and other fixed income securities, no interest accrues to a Fund until settlement takes place. At the time a Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction, reflect the value each day of such securities in determining its NAV and, if applicable, calculate the maturity for the purposes of average maturity from that date. At the time of settlement, a when-issued security may be valued at less than the purchase price. To facilitate such acquisitions, each Fund will earmark and reserve Fund assets, in cash or liquid securities, in an amount at least equal to such commitments. On delivery dates for such transactions, each Fund will meet its obligations from maturities or sales of the securities earmarked and reserved for such purpose and/or from cash flow. If a Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. Also, a Fund may be disadvantaged if the other party to the transaction defaults.

Forward Commitments. Securities may be purchased for delivery at a future date, which may increase their overall investment exposure and involves a risk of loss if the value of the securities declines prior to the settlement date. In order to invest a Fund’s assets immediately, while awaiting delivery of securities purchased on a forward commitment basis, short-term obligations that offer same-day settlement and earnings will normally be purchased. When a Fund makes a commitment to purchase a security on a forward commitment basis, cash or liquid securities equal to the amount of such Fund’s commitments will be reserved for payment of the commitment. For the purpose of determining the adequacy of the securities reserved for payment of commitments, the reserved securities will be valued at market value. If the market value of such securities declines, additional cash, cash equivalents or highly liquid securities will be reserved for payment of the commitment so that the value of the Fund’s assets reserved for payment of the commitments will equal the amount of such commitments purchased by the respective Fund.

Purchases of securities on a forward commitment basis may involve more risk than other types of purchases. Securities purchased on a forward commitment basis and the securities held in the respective Fund’s portfolio are subject to changes in value based upon the public’s perception of the issuer and changes, real or anticipated, in the level of interest rates. Purchasing securities on a forward commitment basis can involve the risk that the yields available in the market when the delivery takes place may actually be higher or lower than those obtained in the transaction itself. On the settlement date of the forward commitment transaction, the respective Fund will meet its obligations from then-available cash flow, sale of securities reserved for payment of the commitment, sale of other securities or, although it would not normally expect to do so, from sale of the forward commitment securities themselves (which may have a value greater or lesser than such Fund’s payment obligations). The sale of securities to meet such obligations may result in the realization of capital gains or losses. Purchasing securities on a forward commitment basis can also involve the risk of default by the other party on its obligation, delaying or preventing the Fund from recovering the collateral or completing the transaction.

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To the extent a Fund engages in forward commitment transactions, it will do so for the purpose of acquiring securities consistent with its investment objective and policies and not for the purpose of investment leverage.

RISK MANAGEMENT

Each Fund may employ non-hedging risk management techniques. Risk management strategies are used to keep the Funds fully invested and to reduce the transaction costs associated with cash flows into and out of a Fund. The Funds use a wide variety of instruments and strategies for risk management and the examples below are not meant to be exhaustive.

Examples of risk management strategies include synthetically altering the duration of a portfolio or the mix of securities in a portfolio. For example, if the Adviser wishes to extend maturities in a fixed income portfolio in order to take advantage of an anticipated decline in interest rates, but does not wish to purchase the underlying long-term securities, it might cause a Fund to purchase futures contracts on long term debt securities. Likewise, if the Adviser wishes to gain exposure to an instrument but does not wish to purchase the instrument it may use swaps and related instruments. Similarly, if the Adviser wishes to decrease exposure to fixed income securities or purchase equities, it could cause the Fund to sell futures contracts on debt securities and purchase futures contracts on a stock index. Such non-hedging risk management techniques involve leverage, and thus, present, as do all leveraged transactions, the possibility of losses as well as gains that are greater than if these techniques involved the purchase and sale of the securities themselves rather than their synthetic derivatives.

SPECIAL FACTORS AFFECTING CERTAIN FUNDS

In addition to the investment strategies and policies described above, certain Funds may employ other investment strategies and policies, or similar strategies and policies to a greater extent, and, therefore, may be subject to additional risks or similar risks to a greater extent. For instance, certain Funds which invest in certain state specific securities may be subject to special considerations regarding such investments. For a description of such additional investment strategies and policies as well as corresponding risks for such Funds, see Part I of this SAI.

DIVERSIFICATION

Certain Funds are diversified funds and as such intend to meet the diversification requirements of the 1940 Act. Please refer to the Funds’ Prospectuses for information about whether a Fund is a diversified or non-diversified Fund. Current 1940 Act diversification requirements require that with respect to 75% of the assets of a Fund, the Fund may not invest more than 5% of its total assets in the securities of any one issuer or own more than 10% of the outstanding voting securities of any one issuer, except cash or cash items, obligations of the U.S. government, its agencies and instrumentalities, and securities of other investment companies. As for the other 25% of a Fund’s assets not subject to the limitation described above, there is no limitation on investment of these assets under the 1940 Act, so that all of such assets may be invested in securities of any one issuer. Investments not subject to the limitations described above could involve an increased risk to a Fund should an issuer be unable to make interest or principal payments or should the market value of such securities decline.

Each of the Money Market Funds intends to comply with the diversification requirements imposed by Rule 2a-7 of the 1940 Act.

Certain other Funds are registered as non-diversified investment companies. A Fund is considered “non-diversified” because a relatively high percentage of the Fund’s assets may be invested in the securities of a single issuer or a limited number of issuers, primarily within the same economic sector. A non-diversified Fund’s portfolio securities, therefore, may be more susceptible to any single economic, political, or regulatory occurrence than the portfolio securities of a more diversified investment company.

Regardless of whether a Fund is diversified under the 1940 Act, all of the Funds will comply with the diversification requirements imposed by the Code for qualification as a regulated investment company. See “Distributions and Tax Matters.”

DISTRIBUTIONS AND TAX MATTERS

The following discussion is a brief summary of some of the important federal (and, where noted, state) income tax consequences affecting each Fund and its shareholders. There may be other tax considerations applicable to particular shareholders. Except as otherwise noted in a Fund’s Prospectus, the Funds are not intended for foreign shareholders. As a result, this section does not address in detail the tax consequences affecting any shareholder who,

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as to the U.S., is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership. This section is based on the Code, the regulations thereunder, published rulings and court decisions, all as currently in effect. These laws are subject to change, possibly on a retroactive basis. The following tax discussion is very general; therefore, prospective investors are urged to consult their tax advisors about the impact an investment in a Fund may have on their own tax situations and the possible application of foreign, state and local law.

Each Fund generally will be treated as a separate entity for federal income tax purposes, and thus the provisions of the Code generally will be applied to each Fund separately. Net long-term and short-term capital gain, net income and operating expenses therefore will be determined separately for each Fund.

Special tax rules apply to investments held through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisors to determine the suitability of shares of the Fund as an investment through such plans.

Qualification as a Regulated Investment Company

Each Fund intends to elect to be treated and qualify each year as a regulated investment company under Subchapter M of the Code. In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, each Fund must, among other things:

(a)	derive at least 90% of its gross income for each taxable year from (i) dividends, interest, payments with respect to certain securities loans, and gain from the sale or other disposition of stock, securities, or foreign currencies, or other income (including, but not limited to, gain from options, swaps, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies and (ii) net income derived from interests in “qualified publicly traded partnerships” (“QPTPs”, defined below);

(b)	diversify its holdings so that, at the end of each quarter of the Fund’s taxable year, (i) at least 50% of the market value of the Fund’s total assets is represented by cash and cash items, U.S. government securities, securities of other regulated investment companies, and other securities, limited in respect of any one issuer to an amount not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets is invested (x) in the securities (other than cash or cash items, or securities issued by the U.S. government or other regulated investment companies) of any one issuer or of two or more issuers that the Fund controls and that are engaged in the same, similar, or related trades or businesses, or (y) in the securities of one or more QPTPs. In the case of a Fund’s investments in loan participations, the Fund shall treat both the financial intermediary and the issuer of the underlying loan as an issuer for the purposes of meeting this diversification requirement; and

(c)	distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code, without regard to the deduction for dividends paid — generally, taxable ordinary income and any excess of net short-term capital gain over net long-term capital loss) and net tax-exempt interest income, for such year.

In general, for purposes of the 90% gross income requirement described in paragraph (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the regulated investment company. However, 100% of the net income derived from an interest in a “qualified publicly traded partnership” (defined as a partnership (x) interests in which are traded on an established securities markets or readily tradable on a secondary market as the substantial equivalents thereof, (y) that derives at least 90% of its income from passive income sources defined in Code section 7704(d), and (z) that derives less than 90% of its income from the qualifying income described in (a)(i) above) will be treated as qualifying income. Although income from a QPTP is qualifying income, as discussed above, investments in QPTPs cannot exceed 25% of the Fund’s assets. In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a QPTP.

Gains from foreign currencies (including foreign currency options, foreign currency swaps, foreign currency futures and foreign currency forward contracts) currently constitute qualifying income for purposes of the 90% test, described in paragraph (a) above. However, the Treasury Department has the authority to issue regulations (possibly with retroactive effect) excluding from the definition of “qualifying income” a fund’s foreign currency gains to the extent that such income is not directly related to the fund’s principal business of investing in stock or securities.

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For purposes of paragraph (b) above, the term “outstanding voting securities of such issuer” will include the equity securities of a QPTP. A Fund’s investment in MLPs may qualify as an investment in (1) a QPTP, (2) a “regular” partnership, (3) a “passive foreign investment company” (a “PFIC”) or (4) a corporation for U.S. federal income tax purposes. The treatment of particular MLPs for U.S. federal income tax purposes will affect the extent to which a Fund can invest in MLPs. The U.S. federal income tax consequences of a Fund’s investments in “PFICs” and “regular” partnerships are discussed in greater detail below.

If a Fund qualifies for a taxable year as a regulated investment company that is accorded special tax treatment, the Fund will not be subject to federal income tax on income distributed in a timely manner to its shareholders in the form of dividends (including Capital Gain Dividends, defined below). If a Fund were to fail to qualify as a regulated investment company accorded special tax treatment in any taxable year, the Fund would be subject to taxation on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gain, would be taxable to shareholders as ordinary income. Some portions of such distributions may be eligible for the dividends-received deduction in the case of corporate shareholders. In addition, the Fund could be required to recognize unrealized gain, pay substantial taxes and interest, and make substantial distributions before re-qualifying as a regulated investment company that is accorded special tax treatment.

Each Fund intends to distribute at least annually to its shareholders all or substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction) and may distribute its net capital gain (that is the excess of net long-term capital gain over net short-term capital loss). Investment company taxable income which is retained by a Fund will be subject to tax at regular corporate tax rates. A Fund might also retain for investment its net capital gain. If a Fund does retain such net capital gain, such gain will be subject to tax at regular corporate rates on the amount retained, but the Fund may designate the retained amount as undistributed capital gain in a notice to its shareholders who (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their respective shares of the undistributed amount, and (ii) will be entitled to credit their respective shares of the tax paid by the Fund on such undistributed amount against their federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For federal income tax purposes, the tax basis of shares owned by a shareholder of a Fund will be increased by an amount equal under current law to the difference between the amount of undistributed capital gain included in the shareholder’s gross income and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence.

In determining its net capital gain for Capital Gain Dividend purposes, a regulated investment company generally must treat any net capital loss or any net long-term capital loss incurred after October 31 as if it had been incurred in the succeeding year. Treasury regulations permit a regulated investment company, in determining its investment company taxable income and net capital gain, to elect to treat all or part of any net capital loss, any net long-term capital loss or any net foreign currency loss incurred after October 31 as if it had been incurred in the succeeding year.

Excise Tax on Regulated Investment Companies

If a Fund fails to distribute in a calendar year an amount equal to the sum of 98% of its ordinary income for such year and 98.2% of its capital gain net income for the one-year period ending October 31 (or later if the Fund is permitted to elect and so elects), plus any retained amount from the prior year, the Fund will be subject to a nondeductible 4% excise tax on the undistributed amounts. The Funds intend to make distributions sufficient to avoid imposition of the 4% excise tax, although each Fund reserves the right to pay an excise tax rather than make an additional distribution when circumstances warrant (e.g., the excise tax amount is deemed by a Fund to be de minimis). Certain derivative instruments give rise to ordinary income and loss. If a Fund has a taxable year that begins in one calendar year and ends in the next calendar year, the Fund will be required to make this excise tax distribution during its taxable year. There is a risk that a Fund could recognize income prior to making this excise tax distribution and could recognize losses after making this distribution. As a result, an excise tax distribution could constitute a return of capital (see discussion below).

Fund Distributions

The Funds anticipate distributing substantially all of their net investment income for each taxable year. Distributions are taxable to shareholders even if they are paid from income or gain earned by the Fund before a shareholder’s investment (and thus were included in the price the shareholder paid). Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares. A shareholder whose distributions are reinvested in shares will be treated as having received a dividend equal to the fair market value of the new shares issued.

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Dividends and distributions on a Fund’s shares generally are subject to federal income tax as described herein to the extent they do not exceed the Fund’s realized income and gains, even though such dividends and distributions may represent economically a return of a particular shareholder’s investment. Such dividends and distributions are likely to occur in respect of shares purchased at a time when the Fund’s net asset value reflects gains that are either (i) unrealized, or (ii) realized but not distributed.

For federal income tax purposes, distributions of net investment income generally are taxable as ordinary income. Taxes on distributions of capital gain are determined by how long a Fund owned the investment that generated it, rather than how long a shareholder may have owned shares in the Fund. Distributions of net capital gain from the sale of investments that a Fund owned for more than one year and that are properly designated by the Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable as long-term capital gain. Distributions of capital gain generally are made after applying any available capital loss carryovers. For taxable years beginning before January 1, 2013, the long-term capital gain tax rate applicable to most individuals is 15% (with lower rates applying to taxpayers in the 10% and 15% rate brackets). A distribution of gain from the sale of investments that a Fund owned for one year or less will be taxable as ordinary income. Distributions attributable to gain from the sale of MLPs that is characterized as ordinary income under the Code’s recapture provisions will be taxable as ordinary income.

For taxable years beginning before January 1, 2013, distributions of investment income designated by a Fund as derived from “qualified dividend income” will be taxed in the hands of individuals at the rates applicable to long-term capital gain. In order for some portion of the dividends received by a Fund shareholder to be qualified dividend income, the Fund must meet certain holding-period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio, and the shareholder must meet certain holding-period and other requirements with respect to the Fund’s shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (i) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (ii) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (iii) if the recipient elects to have the dividend income treated as investment interest for purposes of the limitation on deductibility of investment interest, or (iv) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the U.S. (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the U.S.) or (b) treated as a PFIC.

In general, distributions of investment income designated by a Fund as derived from qualified dividend income will be treated as qualified dividend income by a non-corporate taxable shareholder so long as the shareholder meets the holding period and other requirements described above with respect to the Fund’s shares. In any event, if the qualified dividend income received by each Fund during any taxable year is equal to or greater than 95% of its “gross income”, then 100% of the Fund’s dividends (other than dividends that are properly designated as Capital Gain Dividends) will be eligible to be treated as qualified dividend income. For this purpose, the only gain included in the term “gross income” is the excess of net short-term capital gain over net long-term capital loss.

If a Fund receives dividends from an underlying fund, and the underlying fund designates such dividends as “qualified dividend income,” then the Fund may, in turn, designate a portion of its distributions as “qualified dividend income” as well, provided the Fund meets the holding-period and other requirements with respect to shares of the underlying fund.

Any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term capital loss to the extent of any Capital Gain Dividends received by the shareholder with respect to those shares. All or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed if other shares of such Fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

A distribution paid to shareholders by a Fund in January of a year generally is deemed to have been received by shareholders on December 31 of the preceding year, if the distribution was declared and payable to shareholders of record on a date in October, November, or December of that preceding year. The Funds will provide federal tax information annually, including information about dividends and distributions paid during the preceding year to taxable investors and others requesting such information.

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If a Fund makes a distribution to its shareholders in excess of its current and accumulated “earnings and profits” in any taxable year, the excess distribution will be treated as a return of capital to the extent of each shareholder’s basis (for tax purposes) in its shares, and any distribution in excess of basis will be treated as capital gain. A return of capital is not taxable, but it reduces the shareholder’s basis in its shares, which reduces the loss (or increases the gain) on a subsequent taxable disposition by such shareholder of the shares.

Dividends of net investment income received by corporate shareholders (other than shareholders that are S corporations) of a Fund will qualify for the 70% dividends-received deduction generally available to corporations to the extent of the amount of qualifying dividends received by the Fund from domestic corporations for the taxable year. A dividend received by a Fund will not be treated as a qualifying dividend (1) if the stock on which the dividend is paid is considered to be “debt-financed” (generally, acquired with borrowed funds), (2) if it has been received with respect to any share of stock that the Fund has held less than 46 days (91 days in the case of certain preferred stock) during the 91-day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (during the 181-day period beginning 90 days before such date in the case of certain preferred stock) or (3) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the dividends-received deduction may be disallowed or reduced (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of a Fund or (2) by application of the Code. However, any distributions received by a Fund from real estate investment trusts (“REITs”) and PFICs will not qualify for the corporate dividends-received deduction.

For taxable years beginning after December 31, 2012, an additional 3.8% Medicare tax will be imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount.

Sale or Redemption of Shares

The sale, exchange, or redemption of Fund shares may give rise to a gain or loss. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of the Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for more than one year. However, any capital loss arising from the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on (or undistributed capital gains credited with respect to) such shares. Capital gain of a non-corporate U.S. shareholder that is recognized in a taxable year beginning before January 1, 2013 generally is taxed at a maximum rate of 15% (currently scheduled to increase to 20% after 2012) where the property is held by the shareholder for more than one year. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income. Depending on a shareholder’s percentage ownership in the Fund, a partial redemption of Fund shares could cause the shareholder to be treated as receiving a dividend, taxable as ordinary income in an amount equal to the full amount of the distribution, rather than capital gain income.

Fund Investments

Certain investments of the Funds, including transactions in options, swaptions, futures contracts, forward contracts, straddles, swaps, short sales, foreign currencies, inflation-linked securities and foreign securities, including for hedging purposes, will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale and short sale rules). In a given case, these rules may accelerate income to a Fund, defer losses to a Fund, cause adjustments in the holding periods of a Fund’s securities, convert long-term capital gain into short-term capital gain, convert short-term capital losses into long-term capital loss, or otherwise affect the character of a Fund’s income. These rules could therefore affect the amount, timing and character of distributions to shareholders and cause differences between a Fund’s book income and its taxable income. If a Fund’s book income exceeds its taxable income, the distribution (if any) of such excess generally will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in its shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset. If a Fund’s book income is less than taxable income, the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment. Income earned as a result of these transactions would, in general, not be eligible for the dividends-received deduction or for treatment as exempt-interest dividends when distributed to shareholders. The Funds will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interest of each Fund and its shareholders.

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The Fund’s participation in loans of securities may affect the amount, timing, and character of distributions to shareholders. With respect to any security subject to a securities loan, any (i) amounts received by the Fund in place of dividends earned on the security during the period that such security was not directly held by the Fund will not give rise to qualified dividend income and (ii) withholding taxes accrued on dividends during the period that such security was not directly held by the Fund will not qualify as a foreign tax paid by the Fund and therefore cannot be passed through to shareholders even if the Fund meets the requirements described in “Foreign Taxes,” below.

Certain debt securities purchased by the Funds are sold at an original issue discount and thus do not make periodic cash interest payments. Similarly, zero-coupon bonds do not make periodic interest payments. Generally, the amount of the original issue discount is treated as interest income and is included in taxable income (and required to be distributed) over the term of the debt security even though payment of that amount is not received until a later time, usually when the debt security matures. In addition, payment-in-kind securities will give rise to income that is required to be distributed and is taxable even though the Fund holding the security receives no interest payment in cash on the security during the year. Because each Fund distributes substantially all of its net investment income to its shareholders (including such imputed interest), a Fund may have to sell portfolio securities in order to generate the cash necessary for the required distributions. Such sales may occur at a time when the Adviser would not otherwise have chosen to sell such securities and may result in a taxable gain or loss. Some of the Funds may invest in inflation-linked debt securities. Any increase in the principal amount of an inflation-linked debt security will be original issue discount, which is taxable as ordinary income and is required to be distributed, even though the Fund will not receive the principal, including any increase thereto, until maturity. A Fund investing in such securities may be required to liquidate other investments, including at times when it is not advantageous to do so, in order to satisfy its distribution requirements and to eliminate any possible taxation at the Fund level.

A Fund may invest to a significant extent in debt obligations that are in the lowest rated categories (or are unrated), including debt obligations of issuers that are not currently paying interest or that are in default. Investments in debt obligations that are at risk of being in default (or are presently in default) present special tax issues for a Fund. Tax rules are not entirely clear about issues such as when a Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities and how payments received on obligations in default should be allocated between principal and income. These and other related issues will be addressed by each Fund when, as and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income taxation or any excise tax.

Transactions of certain Funds in foreign currencies, foreign currency denominated debt securities and certain foreign currency options, future contracts and forward contracts (and similar instruments) may accelerate income recognition and result in ordinary income or loss to a Fund for federal income tax purposes which will be taxable to the shareholders as such when it is distributed to them.

Special tax considerations apply if a Fund invests in investment companies that are taxable as partnerships for federal income tax purposes. In general, the Fund will not recognize income earned by such an investment company until the close of the investment company’s taxable year. But the Fund will recognize such income as it is earned by the investment company for purposes of determining whether it is subject to the 4% excise tax. Therefore, if the Fund and such an investment company have different taxable years, the Fund may be compelled to make distributions in excess of the income recognized from such an investment company in order to avoid the imposition of the 4% excise tax. A Fund’s receipt of a non-liquidating cash distribution from an investment company taxable as a partnership generally will result in recognized gain (but not loss) only to the extent that the amount of the distribution exceeds the Fund’s adjusted basis in shares of such investment company before the distribution. A Fund that receives a liquidating cash distribution from an investment company taxable as a partnership will recognize capital gain or loss to the extent of the difference between the proceeds received by the Fund and the Fund’s adjusted tax basis in shares of such investment company; however, the Fund will recognize ordinary income, rather than capital gain, to the extent that the Fund’s allocable share of “unrealized receivables” (including any accrued but untaxed market discount) exceeds the shareholder’s share of the basis in those unrealized receivables.

Some amounts received by each Fund with respect to its investments in MLPs will likely be treated as a return of capital because of accelerated deductions available with respect to the activities of such MLPs. On the disposition of an investment in such an MLP, the Fund will likely realize taxable income in excess of economic gain with respect to that asset (or, if the Fund does not dispose of the MLP, the Fund likely will realize taxable income in excess of cash flow with respect to the MLP in a later period), and the Fund must take such income into account in determining whether the Fund has satisfied its distribution requirements. The Fund may have to borrow or liquidate

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securities to satisfy its distribution requirements and to meet its redemption requests, even though investment considerations might otherwise make it undesirable for the Fund to sell securities or borrow money at such time.

Some of the Funds may invest in REITs. Such investments in REIT equity securities may require a Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. A Fund’s investments in REIT equity securities may at other times result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes such amounts, such distribution could constitute a return of capital to Fund shareholders for federal income tax purposes. Dividends received by a Fund from a REIT generally will not constitute qualified dividend income.

A Fund might invest directly or indirectly in residual interests in real estate mortgage investment conduits (“REMICs”) or equity interests in taxable mortgage pools (“TMPS”). Under a notice issued by the IRS in October 2006 and Treasury regulations that have not yet been issued (but may apply with retroactive effect) a portion of a Fund’s income from a REIT that is attributable to the REIT’s residual interest in a REMIC or a TMP (referred to in the Code as an “excess inclusion”) will be subject to federal income taxation in all events. This notice also provides, and the regulations are expected to provide, that excess inclusion income of a regulated investment company, such as each of the Funds, will generally be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC or TMP residual interest directly.

In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions) and (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income. In addition, because the Code provides that excess inclusion income is ineligible for treaty benefits, a regulated investment company must withhold tax on excess inclusions attributable to its foreign shareholders at a 30% rate of withholding, regardless of any treaty benefits for which a shareholder is otherwise eligible.

Any investment in residual interests of a Collateralized Mortgage Obligation (a “CMO”) that has elected to be treated as a REMIC can create complex tax problems, especially if the Fund has state or local governments or other tax-exempt organizations as shareholders. Under current law, the Fund serves to block unrelated business taxable income (“UBTI”) from being realized by its tax-exempt shareholders. Notwithstanding the foregoing, a tax-exempt shareholder will recognize UBTI by virtue of its investment in the Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b). Furthermore, a tax-exempt shareholder may recognize UBTI if the Fund recognizes “excess inclusion income” derived from direct or indirect investments in REMIC residual interests or TMPs if the amount of such income recognized by the Fund exceeds the Fund’s investment company taxable income (after taking into account deductions for dividends paid by the Fund).

In addition, special tax consequences apply to charitable remainder trusts (“CRTs”) that invest in regulated investment companies that invest directly or indirectly in residual interests in REMICs or in TMPs. Under legislation enacted in December 2006, a CRT, as defined in section 664 of the Code, that realizes UBTI for a taxable year must pay an excise tax annually of an amount equal to such UBTI. Under IRS guidance issued in October 2006, a CRT will not recognize UBTI solely as a result of investing in a Fund that recognizes “excess inclusion income.” Rather, if at any time during any taxable year a CRT (or one of certain other tax-exempt shareholders, such as the U.S., a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in a Fund that recognizes “excess inclusion income,” then the Fund will be subject to a tax on that portion of its “excess inclusion income” for the taxable year that is allocable to such shareholders at the highest federal corporate income tax rate. The extent to which this IRS guidance remains applicable in light of the December 2006 legislation is unclear. To the extent permitted under the 1940 Act, each Fund may elect to specially allocate any such tax to the applicable CRT, or other shareholder, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the Fund. The Funds have not yet determined whether such an election will be made. CRTs are urged to consult their tax advisors concerning the consequences of investing in a Fund.

If a Fund invests in PFICs, certain special tax consequences may apply. A PFIC is any foreign corporation in which (i) 75% or more of the gross income for the taxable year is passive income, or (ii) the average percentage of

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the assets (generally by value, but by adjusted tax basis in certain cases) that produce or are held for the production of passive income is at least 50%. Generally, passive income for this purpose means dividends, interest (including income equivalent to interest), royalties, rents, annuities, the excess of gains over losses from certain property transactions and commodities transactions, and foreign currency gains. Passive income for this purpose does not include rents and royalties received by the foreign corporation from active business and certain income received from related persons. A Fund’s investments in certain PFICs could subject the Fund to a U.S. federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company. This tax cannot be eliminated by making distributions to Fund shareholders. In addition, certain interest charges may be imposed on the Fund as a result of such distributions.

If a Fund is in a position to treat a PFIC as a “qualified electing fund” (“QEF”), the Fund will be required to include its share of the company’s income and net capital gain annually, regardless of whether it receives any distributions from the company. Alternately, a Fund may make an election to mark the gains (and to a limited extent losses) in such holdings “to the market” as though it had sold and repurchased its holdings in those PFICs on the last day of the Fund’s taxable year. Such gain and loss are treated as ordinary income and loss. The QEF and mark-to-market elections may have the effect of accelerating the recognition of income (without the receipt of cash) and increasing the amount required to be distributed by the Fund to avoid taxation. Making either of these elections, therefore, may require the Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund’s total return. A fund that invests indirectly in PFICs by virtue of the fund’s investment in other investment companies that qualify as “U.S. persons” within the meaning of the Code may not make such elections; rather, such underlying investment companies investing directly in the PFICs would decide whether to make such elections. Dividends paid by PFICs will not be eligible to be treated as “qualified dividend income.”

The ability of a Fund to invest directly in commodities, and in certain commodity-related securities and other instruments, is subject to significant limitations in order to enable a Fund to maintain its status as a regulated investment company under the Code.

Investment in Other Funds

If a Fund invests in shares of other mutual funds, ETFs or other companies that are taxable as regulated investment companies, as well as certain investments in REITs (collectively, “underlying funds”), its distributable income and gains will normally consist, in part, of distributions from the underlying funds and gains and losses on the disposition of shares of the underlying funds. To the extent that an underlying fund realizes net losses on its investments for a given taxable year, the Fund will not be able to recognize its share of those losses (so as to offset distributions of net income or capital gains from other underlying funds) until it disposes of shares of the underlying fund. Moreover, even when the Fund does make such a disposition, a portion of its loss may be recognized as a long-term capital loss, which will not be treated as favorably for federal income tax purposes as a short-term capital loss or an ordinary deduction. In particular, the Fund will not be able to offset any capital losses from its dispositions of underlying fund shares against its ordinary income (including distributions of any net short-term capital gain realized by an underlying fund).

In addition, in certain circumstances, the “wash sale” rules under Section 1091 of the Code may apply to a Fund’s sales of underlying fund shares that have generated losses. A wash sale occurs if shares of an underlying fund are sold by the Fund at a loss and the Fund acquires substantially identical shares of that same underlying fund 30 days before or after the date of the sale. The wash-sale rules could defer losses in the Fund’s hands on sales of underlying fund shares (to the extent such sales are wash sales) for extended (and, in certain cases, potentially indefinite) periods of time.

As a result of the foregoing rules, and certain other special rules, the amount of net investment income and net capital gain that each Fund will be required to distribute to shareholders may be greater than what such amounts would have been had the Fund directly invested in the securities held by the underlying funds, rather than investing in shares of the underlying funds. For similar reasons, the character of distributions from the Fund (e.g., long-term capital gain, exempt interest, eligibility for dividends-received deduction, etc.) will not necessarily be the same as it would have been had the Fund invested directly in the securities held by the underlying funds.

If a Fund received dividends from an underlying fund that qualifies as a regulated investment company, and the underlying fund designates such dividends as “qualified dividend income”, then the Fund is permitted in turn to designate a portion of its distributions as “qualified dividend income”, provided the Fund meets holding period and other requirements with respect to shares of the underlying fund.

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Depending on a Fund’s percentage ownership in an underlying fund, both before and after a redemption, a redemption of shares of an underlying fund by a Fund may cause the Fund to be treated as receiving a Section 301 distribution taxable as a dividend to the extent of its allocable shares of earnings and profits, on the full amount of the distribution instead of receiving capital gain income on the shares of the underlying fund. Such a distribution may be treated as qualified dividend income and thus eligible to be taxed at the rates applicable to long-term capital gain. If qualified dividend income treatment is not available, the distribution may be taxed as ordinary income. This could cause shareholders of the Fund to recognize higher amounts of ordinary income than if the shareholders had held the shares of the underlying funds directly.

For taxable years beginning on or before December 22, 2010, a Fund cannot pass through to shareholders foreign tax credits borne in respect of foreign securities income earned by an underlying fund. For taxable years beginning after December 22, 2010, a Fund may elect to pass through to shareholders foreign tax credits from an underlying fund, provided that at least 50% of the Fund’s total assets are invested in other regulated investment companies at the end of each quarter of the taxable year.

Backup Withholding

Each Fund generally is required to backup withhold and remit to the U.S. Treasury a percentage of the taxable dividends and other distributions paid to, and the proceeds of share sales, exchanges, or redemptions made by, any individual shareholder who fails to properly furnish the Fund with a correct taxpayer identification number (“TIN”), who has under-reported dividend or interest income, or who fails to certify to the Fund that he or she is not subject to backup withholding. The backup withholding rules may also apply to distributions that are properly designated as exempt-interest dividends. The backup withholding tax rate is 28% for amounts paid through 2012. The backup withholding rate will be 31% for amounts paid after December 31, 2012, unless Congress enacts tax legislation providing otherwise.

Foreign Shareholders

The Funds are not intended for foreign shareholders.

Distributions properly designated as Capital Gain Dividends and exempt-interest dividends generally will not be subject to withholding of federal income tax. However, exempt-interest dividends may be subject to backup withholding (as discussed above). In general, dividends other than Capital Gain Dividends and exempt-interest dividends paid by a Fund to a shareholder that is not a “U.S. person” within the meaning of the Code (a “foreign person”) are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a foreign person directly, would not be subject to withholding. However, effective for taxable years of a Fund beginning before January 1, 2012 (or a later date if extended by the U.S. Congress as discussed below), the Fund will not be required to withhold any amounts (i) with respect to distributions (other than distributions to a foreign person (w) that has not provided a satisfactory statement that the beneficial owner is not a U.S. person, (x) to the extent that the dividend is attributable to certain interest on an obligation if the foreign person is the issuer or is a 10% shareholder of the issuer, (y) that is within certain foreign countries that have inadequate information exchange with the United States, or (z) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign person and the foreign person is a controlled foreign corporation) from U.S.-source interest income of types similar to those not subject to U.S. federal income tax if earned directly by an individual foreign person, to the extent such distributions are properly designated by the Fund (“interest-related dividends”), and (ii) with respect to distributions (other than (a) distributions to an individual foreign person who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution and (b) distributions subject to special rules regarding the disposition of U.S. real property interests (as described below) of net short-term capital gains in excess of net long-term capital losses to the extent such distributions are properly designated by the Fund (“short-term capital gain dividends”). Depending on the circumstances, a Fund may make designations of interest-related and/or short-term capital gain dividends with respect to all, some or none of its potentially eligible dividends and/or treat such dividends, in whole or in part, as ineligible for these exemptions from withholding. In the case of shares held through an intermediary, the intermediary may withhold even if a Fund makes a designation with respect to a payment. Foreign persons should contact their intermediaries regarding the application of these rules to their accounts. Absent legislation extending these exemptions for taxable years beginning on or after January 1, 2012, these special withholding exemptions for interest-related and short-term capital gain dividends will expire and these dividends generally will be subject to withholding as described above

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A beneficial holder of shares who is a foreign person is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of the Fund or on Capital Gain Dividends or exempt-interest dividends unless (i) such gain or dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States or (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or the receipt of the Capital Gain Dividend and certain other conditions are met or (iii) the shares constitute “U.S. real property interests” (“USRPIs”) or the Capital Gain Dividends are attributable to gains from the sale or exchange of USRPIs in accordance with the rules set forth below.

Special rules apply to distributions to foreign shareholders from a Fund that is either a “U.S. real property holding corporation” (“USRPHC”) or would be a USRPHC but for the operation of the exceptions to the definition thereof described below. Additionally, special rules apply to the sale of shares in a Fund that is a USRPHC. Very generally, a USRPHC is a domestic corporation that holds U.S. real property interests (“USRPIs”) — USRPIs are defined as any interest in U.S. real property or any equity interest in a USRPHC — the fair market value of which equals or exceeds 50% of the sum of the fair market values of the corporation’s USRPIs, interests in real property located outside the United States and other assets. A Fund that holds (directly or indirectly) significant interests in REITs may be a USRPHC. The special rules discussed in the next paragraph will also apply to distributions from a Fund that would be a USRPHC absent exclusions from USRPI treatment for interests in domestically controlled REITs or regulated investment companies and not-greater-than-5% interests in publicly traded classes of stock in REITs or regulated investment companies.

In the case of a Fund that is a USRPHC or would be a USRPHC but for the exceptions from the definition of USRPI (described immediately above), distributions by the Fund that are attributable to (a) gains realized on the disposition of USRPIs by the Fund and (b) distributions received by the Fund from a lower-tier regulated investment company or REIT that the Fund is required to treat as USRPI gain in its hands will retain their character as gains realized from USRPIs in the hands of the Fund’s foreign shareholders. (However, absent legislation, after December 31, 2011, this “look-through” treatment for distributions by the Fund to foreign shareholders will apply only to such distributions that, in turn, are attributable to distributions received by the Fund from a lower-tier REIT and required to be treated as USRPI gain in the Fund’s hands.) If the foreign shareholder holds (or has held in the prior year) more than a 5% interest in the Fund, such distributions will be treated as gains “effectively connected” with the conduct of a “U.S. trade or business,” and subject to tax at graduated rates. Moreover, such shareholders will be required to file a U.S. income tax return for the year in which the gain was recognized and the Fund will be required to withhold 35% of the amount of such distribution. In the case of all other foreign shareholders (i.e., those whose interest in the Fund did not exceed 5% at any time during the prior year), the USRPI distribution will be treated as ordinary income (regardless of any designation by the Fund that such distribution is a short-term capital gain dividend or a Capital Gain Dividend), and the Fund must withhold 30% (or a lower applicable treaty rate) of the amount of the distribution paid to such foreign shareholder. Foreign shareholders of a Fund are also subject to “wash sale” rules to prevent the avoidance of the tax-filing and -payment obligations discussed above through the sale and repurchase of Fund shares.

In addition, with respect to open-end funds, a Fund that is a USRPHC must typically withhold 10% of the amount realized in a redemption by a greater-than-5% foreign shareholder, and that shareholder must file a U.S. income tax return for the year of the disposition of the USRPI and pay any additional tax due on the gain. On or before December 31, 2011, no withholding is generally required with respect to amounts paid in redemption of shares of a Fund if the Fund is a domestically controlled USRPHC or, in certain limited cases, if the Fund (whether or not domestically controlled) holds substantial investments in regulated investment companies that are domestically controlled USRPHCs. Absent legislation extending this exemption from withholding beyond December 31, 2011, it will expire at that time and any previously exempt Fund will be required to withhold with respect to amounts paid in redemption of its shares as described above.

In order to qualify for any exemptions from withholding described above or for lower withholding tax rates under income tax treaties, or to establish an exemption from backup withholding, the foreign investor must comply with special certification and filing requirements relating to its non-US status (including, in general, furnishing an IRS Form W-8BEN or substitute form). Foreign investors in a Fund should consult their tax advisers in this regard.

If a shareholder is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by the shareholder in the United States.

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A beneficial holder of shares who is a foreign person may be subject to state and local tax and to the U.S. federal estate tax in addition to the federal tax on income referred to above. Foreign shareholders in a Fund should consult their tax advisors with respect to the potential application of the above rules.

Effective January 1, 2014, a Fund will be required to withhold U.S. tax (at a 30% rate) on payments of taxable dividends and (effective January 1, 2015) redemption proceeds made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to a Fund to enable the Fund to determine whether withholding is required.

Foreign Taxes

Certain Funds may be subject to foreign withholding taxes or other foreign taxes with respect to income (possibly including, in some cases, capital gain) received from sources within foreign countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of a Fund’s assets at year end consists of the securities of foreign corporations, the Fund may elect to permit shareholders to claim a credit or deduction on their income tax returns for their pro rata portion of qualified taxes paid by the Fund to foreign countries in respect of foreign securities the Fund has held for at least the minimum period specified in the Code. In such a case, shareholders will include in gross income from foreign sources their pro rata shares of such taxes. A shareholder’s ability to claim a foreign tax credit or deduction in respect of foreign taxes paid by a Fund may be subject to certain limitations imposed by the Code and the Treasury Regulations issued thereunder, as a result of which a shareholder may not get a full credit or deduction for the amount of such taxes. In particular, shareholders must hold their Fund shares (without protection from risk of loss) on the ex-dividend date and for at least 15 additional days during the 30-day period surrounding the ex-dividend date to be eligible to claim a foreign tax credit with respect to a given dividend. Shareholders who do not itemize on their federal income tax returns may claim a credit (but no deduction) for such foreign taxes.
If a Fund does not make the above election or if more than 50% of its assets at the end of the year do not consist of securities of foreign corporations, the Fund’s net income will be reduced by the foreign taxes paid or withheld. In such cases, shareholders will not be entitled to claim a credit or deduction with respect to foreign taxes.

The foregoing is only a general description of the treatment of foreign source income or foreign taxes under the U.S. federal income tax laws. Because the availability of a credit or deduction depends on the particular circumstances of each shareholder, shareholders are advised to consult their own tax advisors.

Exempt-Interest Dividends

Some of the Funds intend to qualify to pay exempt-interest dividends to their respective shareholders. In order to qualify to pay exempt-interest dividends, at least 50% of the value of a Fund’s total assets must consist of tax-exempt municipal bonds at the close of each quarter of the Fund’s taxable year. An exempt-interest dividend is that part of a dividend that is properly designated as an exempt-interest dividend and that consists of interest received by a Fund on such tax-exempt securities. Shareholders of Funds that pay exempt-interest dividends would not incur any regular federal income tax on the amount of exempt-interest dividends received by them from a Fund, but an investment in such a Fund may result in liability for federal and state alternative minimum taxation and may be subject to state and local taxes.

Interest on indebtedness incurred or continued by a shareholder, whether a corporation or an individual, to purchase or carry shares of a Fund is not deductible to the extent it relates to exempt-interest dividends received by the shareholder from that Fund. Any loss incurred on the sale or redemption of a Fund’s shares held for six months or less will be disallowed to the extent of exempt-interest dividends received with respect to such shares.

Interest on certain tax-exempt bonds that are private activity bonds within the meaning of the Code is treated as a tax preference item for purposes of the alternative minimum tax, and any such interest received by a Fund and distributed to shareholders will be so treated for purposes of any alternative minimum tax liability of shareholders to the extent of the dividend’s proportionate share of a Fund’s income consisting of such interest. All exempt-interest dividends are subject to the corporate alternative minimum tax.

The exemption from federal income tax for exempt-interest dividends does not necessarily result in exemption for such dividends under the income or other tax laws of any state or local authority. Shareholders that receive social security or railroad retirement benefits should consult their tax advisors to determine what effect, if any, an investment in a Fund may have on the federal taxation of their benefits.

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From time to time legislation may be introduced or litigation may arise that would change the tax treatment of exempt-interest dividends. Such legislation or litigation may have the effect of raising the state or other taxes payable by shareholders on such dividends. Shareholders should consult their tax advisors for the current federal, state and local law on exempt-interest dividends.

State and Local Tax Matters

Depending on the residence of the shareholders for tax purposes, distributions may also be subject to state and local taxation. Rules of state and local taxation regarding qualified dividend income, ordinary income dividends and capital gain dividends from regulated investment companies may differ from the rules of U.S. federal income tax in many respects. Shareholders are urged to consult their tax advisors as to the consequences of these and other state and local tax rules affecting investment in the Funds.

Most states provide that a regulated investment company may pass through (without restriction) to its shareholders state and local income tax exemptions available to direct owners of certain types of U.S. government securities (such as U.S. Treasury obligations). Thus, for residents of these states, distributions derived from a Fund’s investment in certain types of U.S. government securities should be free from state and local income taxation to the extent that the interest income from such investments would have been exempt from state and local taxes if such securities had been held directly by the respective shareholders. Certain states, however, do not allow a regulated investment company to pass through to its shareholders the state and local income tax exemptions available to direct owners of certain types of U.S. government securities unless a Fund holds at least a required amount of U.S. government securities. Accordingly, for residents of these states, distributions derived from a Fund’s investment in certain types of U.S. government securities may not be entitled to the exemptions from state and local income taxes that would be available if the shareholders had purchased U.S. government securities directly. The exemption from state and local income taxes does not preclude states from asserting other taxes on the ownership of U.S. government securities. To the extent that a Fund invests to a substantial degree in U.S. government securities which are subject to favorable state and local tax treatment, shareholders of the Fund will be notified as to the extent to which distributions from the Fund are attributable to interest on such securities.

Tax Shelter Reporting Regulations

If a shareholder realizes a loss on disposition of a Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

General Considerations

The federal income tax discussion set forth above is for general information only. Prospective investors should consult their tax advisers regarding the specific federal tax consequences of purchasing, holding, and disposing of shares of each of the Funds, as well as the effects of state, local and foreign tax law and any proposed tax law changes.

TRUSTEES

The names of the Trustees of the Trusts, together with information regarding their year of birth, the year each Trustee became a Board member of the Trusts, the year each Trustee first became a Board member of any of the heritage J.P. Morgan Funds or heritage One Group Mutual Funds, principal occupations and other board memberships, including those in any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Securities Exchange Act”) or subject to the requirements of Section 15(d) of the Securities Exchange Act or any company registered as an investment company under the 1940 Act, are shown below. The contact address for each of the Trustees is 270 Park Avenue, New York, NY 10017.

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Name (Year of Birth; Positions with the Funds since)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee(1)	Other Directorships Held During the Past 5 Years
Independent Trustees

John F. Finn (1947); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman (1985–present), President and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974–present).	170	Director, Cardinal Health, Inc (CAH) (1994–present); Director, Greif, Inc. (GEF) (industrial package products and services) (2007–present).

Dr. Matthew Goldstein (1941); Chairman since 2013; Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Chancellor, City University of New York (1999–present); President, Adelphi University (New York) (1998–1999).	170	Director, New Plan Excel (NXL) (1999–2005); Director, National Financial Partners (NFP) (2003– 2005); Director, Bronx-Lebanon Hospital Center; Director, United Way of New York City (2002–present).

Robert J. Higgins (1945); Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003–2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971–2001).	170	None

Peter C. Marshall (1942); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002–present).	170	Director, Center for Communication, Hearing and Deafness (1990–present).

Mary E. Martinez (1960); Trustee of Trusts since 2013	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010–Present); Managing Director, Bank of America (Asset Management) (2007–2008); Chief Operating Officer, U.S. Trust Asset Management; U.S. Trust Company (asset management) (2003–2007); President, Excelsior Funds (registered investment companies) (2004–2005).	170	Member, New York City Center Advisory Council (oversees public performing arts facilities) (2006–Present)

Marilyn McCoy* (1948); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985–present).	170	Trustee, Carleton College (2003–present).

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Name (Year of Birth; Positions with the Funds since)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee(1)	Other Directorships Held During the Past 5 Years

Mitchell M. Merin (1953); Trustee of Trusts since 2013	Retired; President and Chief Operating Officer, Morgan Stanley Investment Management, Member Morgan Stanley & Co. Management Committee (registered investment adviser) (1998–2005).	170	Director, Sun Life Financial (SLF) (2007 to Present) (financial services and insurance); Trustee, Trinity College, Hartford, CT (2002–2010)

William G. Morton, Jr. (1937); Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Retired; Chairman Emeritus (2001–2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985–2001).	170	Director, Radio Shack Corp. (1987–2008); Trustee, Stratton Mountain School (2001–present).

Dr. Robert A. Oden, Jr. (1946); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002–2010); President, Kenyon College (1995–2002).	170

Trustee, American University in Cairo (1999–present); Trustee,

Dartmouth-Hitchcock Medical Center (2011–present); Trustee, American Schools of Oriental Research (2011–present); Trustee, Carleton College (2002–2010).

Marian U. Pardo*** (1946); Trustee of Trusts effective February 1, 2013	Managing Director and Founder, Virtual Capital Management LLC (Investment Consulting) (2007–present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003–2006).	170	Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006–Present)

James J. Schonbachler (1943); Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968– 1998).	170	None

Frederick W. Ruebeck (1939); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since1994.	Consultant (2000–present); Advisor, JP Greene & Associates, LLC (broker-dealer) (2000–2009); Chief Investment Officer, Wabash College (2004–present); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988–1999).	170	Trustee, Wabash College (1988–present); Chairman, Indianapolis Symphony Orchestra Foundation (1994–present).

Interested Trustee Not Affiliated with the Adviser

Frankie D. Hughes** (1952); Trustee of Trusts since 2008.	President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993–present).	170	Trustee, The Victory Portfolios (2000–2008).

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(1)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes eleven registered investment companies (170 funds), including JPMMFG which liquidated effective November 29, 2012, and is in the process of winding up its affairs.
*	Ms. McCoy has served as Vice President of Administration and Planning for Northwestern University since 1985. William M. Daley was the Head of Corporate Responsibility for JPMorgan Chase & Co. prior to January 2011 and served as a member of the Board of Trustees of Northwestern University from 2005 through 2010. JPMIM, the Funds’ investment adviser, is a wholly-owned subsidiary of JPMorgan Chase & Co. Five other members of the Board of Trustees of Northwestern University are executive officers of registered investment advisers (not affiliated with JPMorgan) that are under common control with sub-advisers to certain J.P. Morgan Funds.
**	Ms. Hughes is treated as an “interested person” based on the portfolio holdings of clients of Hughes Capital Management, Inc.
***	In connection with prior employment with JPMorgan Chase, Ms. Pardo was the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended on January 1, 2013. In addition, Ms. Pardo receives payments from a fully funded qualified plan, which is not an obligation of JPMorgan Chase.

The Trustees serve for an indefinite term, subject to the Trusts’ current retirement policy, which is age 75 for all Trustees, except that the Board has determined Mr. Morton should continue to serve until December 31, 2014. The Board of Trustees decides upon general policies and is responsible for overseeing the business affairs of the Trusts.

Qualifications of Trustees and Trustee Nominee

The Board’s Governance Committee is responsible for selection and nomination of persons for election or appointment as Trustees. Effective December 31, 2012, Fergus A. Reid, William J. Armstrong and Leonard Spalding retired from the Board. In order to fill the vacancies created by Messrs. Reid, Armstrong, and Spalding, the Governance Committee and the Board appointed Mary E. Martinez and Mitchell M. Merin to serve as Trustees effective January 1, 2013 and Marian U. Pardo to serve as Trustee effective February 1, 2013. Information regarding Mr. Merin’s, Ms. Martinez’s, and Ms. Pardo’s year of birth, principal occupations and other board memberships, including those in any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act or subject to the requirements of Section 15(d) of the Securities Exchange Act or any company registered as an investment company under the 1940 Act, is set forth above.

In concluding that Ms. Martinez, Mr. Merin, and Ms. Pardo should serve as Trustees of the Funds, the Governance Committee and Board evaluated Ms. Martinez, Mr. Merin, and Ms. Pardo both individually and in the context of their anticipated contribution to the Board’s overall effectiveness. The Governance Committee and the Board considered that Ms. Martinez, Mr. Merin and Ms. Pardo each has significant and relevant experience and knowledge concerning registered investment companies and asset management. The Governance Committee and the Board also considered the strong leadership skills, commitment, and integrity that Ms. Martinez, Mr. Merin and Ms. Pardo each possesses as well as their ability to work effectively and collaboratively with other members of the Board. In reaching its conclusion that Ms. Martinez, Mr. Merin, and Ms. Pardo should serve as Trustees of the Funds, the Board also considered the following additional specific qualifications:

Mary E. Martinez. The Governance Committee and the Board considered the breadth and depth of Ms. Martinez’s experience as a senior financial services executive with 25 years of experience in asset management, wealth management and private banking services. The Governance Committee and the Board noted Ms. Martinez’s qualifications with respect to registered investment companies and asset management products as a result of serving as president to other registered investment companies and as a chief operating officer of an asset management firm with responsibility for product development, management, infrastructure and operating oversight. The Governance Committee and the Board also considered Ms. Martinez’s potential contribution to the effectiveness of the Board given her experience with respect to: (1) diversified product offerings including fundamental, quantitative, traditional and alternative asset classes; (2) asset and portfolio management analytics; (3) risk management and governance; and (4) regulatory and financial reporting.

Mitchell M. Merin. The Governance Committee and the Board noted that Mr. Merin has been in the securities and asset management business for over 25 years and has served as both a board member and president of other registered investment companies. The Governance Committee and the Board also considered that Mr. Merin has held leadership positions within the investment company industry including serving as a member of the Executive Committee of the Board of Governors of the Investment Company Institute and the Chair of the Fixed Income Securities Committee of NASDR. The Governance Committee and the Board also considered Mr. Merin’s potential contribution to the effectiveness of the Board given his experience with respect to: (1) taxable fixed income products and derivatives; (2) investment oversight; and (3) board governance of registered investment companies and other public companies.

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Marian U. Pardo. The Governance Committee and the Board noted that Ms. Pardo has been in the financial services industry since 1968, with experience in banking, lending, and investment management and served as a portfolio manager for equity funds across the capitalization spectrum including, prior to 2002, small cap US equity funds advised by JPMIM. The Governance Committee and the Board also considered Ms. Pardo’s potential contribution to the effectiveness of the Board given her experience with respect to: (1) portfolio management, (2) the Funds’ investment advisory business, and (3) banking and investment management.

With respect to the Trustees who were members of the Board prior to December 31, 2012, the Governance Committee and Board have evaluated each Trustee both individually and in the broader context of the Board’s overall effectiveness. The following is a description of the factors considered by the Governance Committee and the Board in concluding that each Trustee should serve as Trustee of the Funds.

The Governance Committee and the Board considered the commitment that each Trustee has demonstrated in serving on the Board including the significant time each Trustee has devoted to preparing for meetings and the active engagement and participation of each Trustee at Board meetings. The Governance Committee and the Board also considered the character of each Trustee and their commitment to executing his or her duties as a trustee with diligence, honesty and integrity. The Governance Committee and the Board also considered the contributions that each Trustee has made to the Board in terms of experience, leadership, independence and the ability to work well with other Board members.

The Governance Committee and the Board noted the additional experience that each of the Trustees has gained with respect to registered investment companies as a result of his or her service on the Board. The Funds overseen by the Board represent almost every asset class, including: (1) fixed income funds including traditional bond funds, municipal bond funds, high yield funds, government funds and emerging market debt funds; (2) money market funds; (3) international, emerging market and country/region funds; (4) equity funds including small, mid and large capitalization funds and value and growth funds; (5) index funds; (6) funds of funds, including target date funds; and (7) specialty funds including market neutral funds, long/short funds and funds that invest in real estate securities and commodity-related securities and derivatives. The Governance Committee and the Board also considered the experience that each Trustee had with respect to reviewing agreements with the Funds’ service providers including the Advisers, custodian, fund accountant and securities lending agents.

The Governance Committee and the Board also considered the experience and contribution of each Trustee in the context of the Board’s leadership and committee structure. The Board has four committees: the Investments Committee, the Audit and Valuation Committee, the Compliance Committee and the Governance Committee. See “Leadership Structure and Oversight” and “Standing Committees.” The Investments Committee has three sub-committees: an Equity Sub-Committee, a Money Market and Alternative Products Sub-Committee and a Fixed Income Sub-Committee. Different members of the Investments Committee serve on the sub-committee with respect to each asset type thereby allowing the Board to effectively evaluate information for each of the Funds in the complex in a focused, disciplined manner.

The Governance Committee also considered the operational efficiencies achieved by having a single Board for all of the registered investment companies overseen by the Advisers and their affiliates as well as the extensive experience of certain Trustees in serving on Boards for registered investment companies advised by subsidiaries or affiliates of Bank One Corporation or JPMorgan Chase & Co. (known respectively as “heritage J.P. Morgan Funds” or “heritage One Group Mutual Funds”).

In reaching its conclusion that each Trustee should serve as a Trustee of the Funds, the Board also considered the experience as set forth above and the following additional specific qualifications, contributions and experience of each of the following Trustees:

John F. Finn. Mr. Finn has served on the J.P. Morgan Funds Board since 2005 and was a member of the heritage One Group Mutual Funds Board since 1998. Mr. Finn also serves on the Audit and Valuation Committee. As a member of the Audit and Valuation Committee, Mr. Finn has participated in the appointment of the Funds’ independent accountants, the oversight of the performance of the Funds’ audit, accounting and financial reporting policies, practices and internal controls and valuation policies, assisting the Board in its oversight of the valuation of the Funds’ securities by the Advisers, overseeing the quality and objectivity of the Funds’ independent audit and the financial statements of the Funds, and acting as a liaison between the Funds’ independent registered public accounting firm and the full Board. Mr. Finn also serves on the Equity Sub-Committee.

Dr. Matthew Goldstein. Dr. Goldstein has served as the Chairman of the Board since January 2013 and on the J.P. Morgan Funds Board since 2005. Dr. Goldstein was a member of the heritage J.P. Morgan Funds Board since

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2003. Dr. Goldstein serves as a member of the Governance Committee. As a member of the Governance Committee, he has participated in the selection and nomination of persons for election or appointment as Trustees, periodic review of the compensation payable to the Trustees, review and evaluation of the functioning of the Board and its committees, oversight of any ongoing litigation affecting the J.P. Morgan Funds, the Advisers or the non-interested Trustees, oversight of regulatory issues or deficiencies affecting the Funds, oversight of the Funds’ risk management processes and oversight and review of matters with respect to service providers to the Funds. Dr. Goldstein also serves as the Chairman of the Money Market and Alternative Products Sub-Committee.

Robert J. Higgins. Mr. Higgins has served on the J.P. Morgan Funds Board since 2005 and was a member of the heritage J.P. Morgan Funds Board since 2002. Mr. Higgins serves on the Audit and Valuation Committee. As a member of the Audit and Valuation Committee, Mr. Higgins has participated in the appointment of the Fund’s independent accountants, the oversight of the performance of the Funds’ audit, accounting and financial reporting policies, practices and internal controls and valuation policies, assisting the Board in its oversight of the valuation of the Funds’ securities by the Advisers, overseeing the quality and objectivity of the Funds’ independent audit and the financial statements of the Funds and acting as a liaison between the Funds’ independent registered public accounting firm and the full Board. Mr. Higgins also serves as Chairman of the Equity Sub-Committee.

Frankie D. Hughes. Ms. Hughes has served on the Board since 2008. Ms. Hughes is a member of the Fixed Income Sub-Committee. Ms. Hughes is also a member of the Compliance Committee. As a member of the Compliance Committee, she has participated in the oversight of the Funds’ compliance with legal and regulatory and contractual requirements and compliance policies and procedures.

Peter C. Marshall. Mr. Marshall has served on the J.P. Morgan Funds Board since 2005 and is currently Vice Chairman. Mr. Marshall was also the Chairman of the heritage One Group Mutual Funds Board, serving as a member of such Board since 1985. Mr. Marshall was also an Audit Committee Financial Expert for the heritage One Group Mutual Funds. Mr. Marshall serves as a member of the Governance Committee. As a member of the Governance Committee, he has participated in the selection and nomination of persons for election or appointment as Trustees, periodic review of the compensation payable to the Trustees, review and evaluation of the functioning of the Board and its committees, oversight of any ongoing litigation affecting the Funds, the Advisers or the non-interested Trustees, oversight of regulatory issues or deficiencies affecting the Funds, oversight of the Funds’ risk management processes and oversight and review of matters with respect to service providers to the Funds. Mr. Marshall also serves as a member of the Money Market and Alternative Products Sub-Committee.

Marilyn McCoy. Ms. McCoy has served on the J.P. Morgan Funds Board since 2005 and was a member of the heritage One Group Mutual Funds Board since 1999. Ms. McCoy is the Chairman of the Compliance Committee. As a member of the Compliance Committee, she has participated in the oversight of Funds’ compliance with legal and regulatory and contractual requirements and compliance policies and procedures. Ms. McCoy also serves as a member of the Equity Sub-Committee.

William G. Morton, Jr. Mr. Morton has served on the Board since 2005 and was a member of the heritage J.P. Morgan Funds Board since 2003. Mr. Morton also serves as a member of the Governance Committee. As a member of the Governance Committee, he has participated in the selection and nomination of persons for election or appointment as Trustees, periodic review of the compensation payable to the Trustees, review and evaluation of the functioning of the Board and its committees, oversight of any ongoing litigation affecting the Funds, the Advisers or the non-interested Trustees, oversight of regulatory issues or deficiencies affecting the Funds, oversight of the Funds’ risk management processes and oversight and review of matters with respect to service providers to the Funds. Mr. Morton also serves on the Equity Sub-Committee.

Dr. Robert A. Oden, Jr. Dr. Oden has served on the J.P. Morgan Funds Board since 2005 and was a member of the heritage One Group Mutual Funds Board since 1997. Dr. Oden is a member of the Fixed Income Sub-Committee. Dr. Oden is also a member of the Compliance Committee. As a member of the Compliance Committee, he has participated in the oversight of the Funds’ and the J.P. Morgan Funds’ compliance with legal and regulatory and contractual requirements and compliance policies and procedures.

Frederick W. Ruebeck. Mr. Ruebeck has served on the Board since 2005 and was a member of the heritage One Group Mutual Funds Board since 1994. Mr. Ruebeck is the Chairman of the Fixed Income Sub-Committee. Mr. Ruebeck also serves on the Audit and Valuation Committee. As a member of the Audit and Valuation Committee, Mr. Ruebeck has participated in the appointment of the Funds’ independent accountants, the oversight of the performance of the Funds’ audit, accounting and financial reporting policies, practices and internal controls and valuation policies, assisting the Board in its oversight of the valuation of the Funds’ securities by the Advisers,

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overseeing the quality and objectivity of the Funds’ independent audit and the financial statements of the Funds, and acting as a liaison between the Funds’ independent registered public accounting firm and the full Board.

James J. Schonbachler. Mr. Schonbachler has served on the J.P. Morgan Funds Board since 2005 and was a member of the heritage J.P. Morgan Funds Board since 2001. Mr. Schonbachler is a member of the Fixed Income Sub-Committee. The Fixed Income Sub-Committee is responsible for fixed income funds. Mr. Schonbachler serves as Chairman of the Audit and Valuation Committee. In connection with his duties to the Audit and Valuation Committee, Mr. Schonbachler has participated in the appointment of the Funds’ independent accountants, the oversight of the performance of the Funds’ audit, accounting and financial reporting policies, practices and internal controls and valuation policies, assisting the Board in its oversight of the valuation of the Funds’ securities by the Advisers, overseeing the quality and objectivity of the Funds’ independent audit and the financial statements, and acting as a liaison between the Funds’ independent registered public accounting firm and the full Board.

Board Leadership Structure and Oversight

The Board has structured itself in a manner that allows it to effectively perform its oversight function. The Chairman of the Board is an independent Trustee, which allows him to carry out his leadership duties as Chairman with objectivity.

The Board has adopted a committee structure that allows it to effectively perform its oversight function for all of the Funds in the complex. As described under “Qualifications of Trustees” and “Standing Committees,” the Board has four committees: the Investments Committee, the Audit and Valuation Committee, the Compliance Committee and the Governance Committee. The Investments Committee has three sub-committees: an Equity Sub-Committee, a Money Market and Alternative Products Sub-Committee, and a Fixed Income Sub-Committee. The Board has determined that the leadership and committee structure is appropriate for the Funds and allows the Board to effectively and efficiently evaluate issues that impact the J.P. Morgan Funds as a whole as well as issues that are unique to each Fund.

The Board and the Committees take an active role in risk oversight including the risks associated with registered investment companies including investment risk, compliance and valuation. The Governance Committee oversees and reports to the Board on the risk management processes for the Funds. In addition, in connection with its oversight, the Board receives regular reports from the Chief Compliance Officer (“CCO”), the Advisers, the Administrator, and the internal audit department of JPMorgan Chase & Co. The Board also receives periodic reports from the Chief Risk Officer of J.P. Morgan Asset Management1 (“JPMAM”) including reports concerning operational controls that are designed to address market risk, credit risk, and liquidity risk among others. The Board also receives regular reports from personnel responsible for JPMAM’s business resiliency and disaster recovery.

In addition, the Board and its Committees work on an ongoing basis in fulfilling the oversight function. At each quarterly meeting, each Investment Sub-Committee meets with representatives of the Advisers as well as an independent consultant to review and evaluate the ongoing performance of the Funds. Each Investment Sub-Committee reports these reviews to the full Board. The Audit and Valuation Committee is responsible for oversight of the performance of the Fund’s audit, accounting and financial reporting policies, practices and internal controls and valuation policies, assisting the Board in its oversight of the valuation of the Funds’ securities by the Advisers, overseeing the quality and objectivity of the Funds’ independent audit and the financial statements of the Funds, and acting as a liaison between the Funds’ independent registered public accounting firm and the full Board. The Compliance Committee is responsible for oversight of the Funds’ compliance with legal, regulatory and contractual requirements and compliance with policy and procedures. The Governance Committee is responsible for, among other things, oversight of matters relating to the Funds’ corporate governance obligations and risk management processes, Fund service providers and litigation. At each quarterly meeting, each of the Governance Committee, the Audit and Valuation Committee and the Compliance Committee report their committee proceedings to the full Board. This Committee structure allows the Board to efficiently evaluate a large amount of material and effectively fulfill its oversight function. Annually, the Board considers the efficiency of this committee structure.

Additional information about each of the Committees is included below in “Standing Committees.”

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[1]

J.P. Morgan Asset Management is the marketing name for the asset management businesses of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

Standing Committees

The Board of Trustees has four standing committees: the Audit and Valuation Committee, the Compliance Committee, the Governance Committee, and the Investments Committee. The members of each Committee are set forth below:

Name of Committee	Members	Committee Chair
Audit and Valuation Committee	Mr. Schonbachler Mr. Finn Mr. Higgins Mr. Ruebeck	Mr. Schonbachler

Compliance Committee	Ms. McCoy Ms. Hughes Dr. Oden	Ms. McCoy
Governance Committee	Dr. Goldstein Mr. Marshall Mr. Morton

Investments Committee
• Fixed Income Sub-Committee	Mr. Ruebeck Ms. Hughes Dr. Oden Mr. Schonbachler	Mr. Ruebeck

• Equity Sub-Committee	Mr. Higgins Mr. Finn Ms. McCoy Mr. Morton	Mr. Higgins
• Money Market Funds and Alternative Products	Dr. Goldstein Mr. Marshall	Dr. Goldstein

Audit and Valuation Committee. The purposes of the Audit and Valuation Committee are to: (i) appoint and determine compensation of the Funds’ independent accountants; (ii) evaluate the independence of the Funds’ independent accountants; (iii) oversee the performance of the Funds’ audit, accounting and financial reporting policies, practices and internal controls and valuation policies; (iv) approve non-audit services, as required by the statutes and regulations administered by the SEC, including the 1940 Act and the Sarbanes-Oxley Act of 2002; (v) assist the Board in its oversight of the valuation of the Funds’ securities by the Adviser, as well as any sub-adviser; (vi) oversee the quality and objectivity of the Funds’ independent audit and the financial statements of the Funds; and (vii) act as a liaison between the Funds’ independent registered public accounting firm and the full Board. The Audit and Valuation Committee has delegated valuation responsibilities to any member of the Committee to respond to inquiries on valuation matters and participate in fair valuation determinations when the Funds’ valuation procedures require Board action, but it is impracticable or impossible to hold a meeting of the entire Board. Prior to November 18, 2009, the Board delegated these valuation responsibilities to a Valuation Sub-Committee of the Audit Committee.

Compliance Committee. The primary purposes of the Compliance Committee are to (i) oversee the Funds’ compliance with legal and regulatory and contractual requirements and the Funds’ compliance policies and procedures; and (ii) consider the appointment, compensation and removal of the Funds’ Chief Compliance Officer.

Governance Committee. The members of the Governance Committee are each Independent Trustees of the J.P. Morgan Funds. The duties of the Governance Committee include, but are not limited to, (i) selection and nomination of persons for election or appointment as Trustees; (ii) periodic review of the compensation payable to the non-interested Trustees; (iii) establishment of non-interested Trustee expense policies; (iv) periodic review and evaluation of the functioning of the Board and its committees; (v) with respect to the JPMT II Funds, appointment and removal of the Funds’ Senior Officer, and approval of compensation for the Funds’ Senior Officer and retention and compensation of the Senior Officer’s staff and consultants; (vi) selection of independent legal counsel to the non-interested Trustees and legal counsel to the Funds; (vii) oversight of ongoing litigation affecting the Funds, the Adviser or the non-interested Trustees; (viii) oversight of regulatory issues or deficiencies affecting the Funds (except financial matters considered by the Audit Committee); (ix) oversight of the risk management processes for Funds; and (x) oversight and review of matters with respect to service providers to the Funds (except the Funds’

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independent registered public accounting firm). When evaluating a person as a potential nominee to serve as an Independent Trustee, the Governance Committee may consider, among other factors, (i) whether or not the person is “independent” and whether the person is otherwise qualified under applicable laws and regulations to serve as a Trustee; (ii) whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of an Independent Trustee; (iii) the contribution that the person can make to the Board and the J.P. Morgan Funds, with consideration being given to the person’s business experience, education and such other factors as the Committee may consider relevant; (iv) the character and integrity of the person; (v) the desirable personality traits, including independence, leadership and the ability to work with the other members of the Board; and (vi) to the extent consistent with the 1940 Act, such recommendations from management as are deemed appropriate. The process of identifying nominees involves the consideration of candidates recommended by one or more of the following: current Independent Trustees, officers, shareholders and other sources that the Governance Committee deems appropriate. The Governance Committee will review nominees recommended to the Board by shareholders and will evaluate such nominees in the same manner as it evaluates nominees identified by the Governance Committee. Nominee recommendations may be submitted to the Secretary of the Trusts at each Trust’s principal business address.

Investments Committee. Each member of the Board, other than Mr. Merin and Ms. Martinez (and Ms. Pardo when she joins the Board on February 1, 2013), serves on the Investments Committee. The Investments Committee has three sub-committees divided by asset type and different members of the Investments Committee serve on the sub-committee with respect to each asset type. The sub-committees are the Fixed Income Sub-Committee, the Equity Sub-Committee and the Money Market Funds and Alternative Products Sub-Committee. The function of the Investments Committee and its sub-committees is to assist the Board in the oversight of the investment management services provided by the Adviser to the Funds, as well as any sub-adviser to the Funds. The primary purpose of each sub-committee is to (i) assist the Board in its oversight of the investment management services provided by the Adviser to the Funds designated for review by each sub-committee; and (ii) review and make recommendations to the Investments Committee and/or the Board, concerning the approval of proposed new or continued advisory and distribution arrangements for the Funds or for new funds. The full Board may delegate to the Investments Committee from time to time the authority to make Board level decisions on an interim basis when it is impractical to convene a meeting of the full Board. Each of the sub-committees receives reports concerning investment management topics, concerns or exceptions with respect to particular Funds that the sub-committee is assigned to oversee, and work to facilitate the understanding by the Investments Committee and the Board of particular issues related to investment management of Funds reviewed by the sub-committee.

For details of the number of times each of the four standing committees met during the most recent fiscal year, see “TRUSTEES — Standing Committees” in Part I of this SAI.

For details of the dollar range of equity securities owned by each Trustee in the Funds, see “TRUSTEES — Ownership of Securities” in Part I of this SAI.

Trustee Compensation

The Trustees instituted a Deferred Compensation Plan for Eligible Trustees (the “Deferred Compensation Plan”) pursuant to which the Trustees are permitted to defer part or all of their compensation. Amounts deferred are deemed invested in shares of one or more series of JPMT I, JPMT II, Undiscovered Managers Funds, JPMFMFG, and JPMMFIT, as selected by the Trustee from time to time, to be used to measure the performance of a Trustee’s deferred compensation account. Amounts deferred under the Deferred Compensation Plan will be deemed to be invested in Select Class Shares of the identified funds, unless Select Class Shares are not available, in which case the amounts will be deemed to be invested in Class A Shares. A Trustee’s deferred compensation account will be paid at such times as elected by the Trustee, subject to certain mandatory payment provisions in the Deferred Compensation Plan (e.g., death of a Trustee). Deferral and payment elections under the Deferred Compensation Plan are subject to strict requirements for modification.

Each Declaration of Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, unless, as to liability to the Trust or its shareholders, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices or with respect to any matter unless it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interest of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or disposition, or by a reasonable

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determination based upon a review of readily available facts, by vote of a majority of disinterested Trustees or in a written opinion of independent counsel, that such officers or Trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

For details of Trustee compensation paid by the Funds, including deferred compensation, see “TRUSTEES — Trustee Compensation” in Part I of this SAI.

OFFICERS

The Trusts’ executive officers (listed below) generally are employees of the Adviser or one of its affiliates. The officers conduct and supervise the business operations of the Trusts. The officers hold office until a successor has been elected and duly qualified. The Trusts have no employees. The names of the officers of the Funds, together with their year of birth, information regarding their positions held with the Trusts and principal occupations are shown below. The contact address for each of the officers, unless otherwise noted, is 270 Park Avenue, New York, NY 10017.

Name (Year of Birth), Positions Held with the Trusts (Since)	Principal Occupations During Past 5 Years
Patricia A. Maleski (1960), President and Principal Executive Officer (2010)	Managing Director, J.P. Morgan Investment Management Inc. and Chief Administrative Officer, J.P. Morgan Funds and Institutional Pooled Vehicles since 2010; previously, Treasurer and Principal Financial Officer of the Trusts from 2008 to 2010; previously, Head of Funds Administration and Board Liaison, J.P. Morgan Funds prior to 2010. Ms. Maleski has been with JPMorgan Chase & Co. since 2001.
Joy C. Dowd (1972), Treasurer and Principal Financial Officer (2010)	Assistant Treasurer of the Trusts from 2009 to 2010; Executive Director, JPMorgan Funds Management, Inc. from February 2011; Vice President, JPMorgan Funds Management, Inc. from December 2008 to February 2011; prior to joining JPMorgan Chase, Ms. Dowd worked in MetLife’s investments audit group from 2005 through 2008.
Frank J. Nasta (1964), Secretary (2008)	Managing Director and Associate General Counsel, JPMorgan Chase since 2008; Previously, Director, Managing Director, General Counsel and Corporate Secretary, J. & W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.
Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.
Kathryn A. Jackson (1962), AML Compliance Officer (2012)*

Vice President and AML Compliance Manager for JPMorgan Asset Management Compliance since 2011; Senior On-Boarding Specialist for JPMorgan Distribution Services, Inc. in Global Liquidity from 2008 to 2011; prior to joining JPMorgan, Ms. Jackson was a Financial Services Analyst responsible for on-boarding, compliance and training with Nationwide Securities LLC and 1717 Capital Management Company, both registered broker-dealers, from 2005 until 2008.

Elizabeth A. Davin (1964), Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 until February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.
Jessica K. Ditullio (1962), Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.

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Name (Year of Birth), Positions Held with the Trusts (Since)	Principal Occupations During Past 5 Years
John T. Fitzgerald (1975), Assistant Secretary (2008)	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; formerly, Vice President and Assistant General Counsel, JPMorgan Chase from 2005 until February 2011.
Carmine Lekstutis (1980), Assistant Secretary (2011)	Vice President and Assistant General Counsel, JPMorgan Chase since 2011; Associate, Skadden, Arps, Slate, Meagher & Flom LLP (law firm) from 2006 to 2011.
Gregory S. Samuels (1980) Assistant Secretary (2010)	Vice President and Assistant General Counsel, JPMorgan Chase since 2010; Associate, Ropes & Gray (law firm) from 2008 to 2010; Associate, Clifford Chance LLP (law firm) from 2005 to 2008.
Pamela L. Woodley (1971), Assistant Secretary (2012)	Vice President and Assistant General Counsel, JPMorgan Chase since November 2004.
Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Executive Director, JPMorgan Funds Management, Inc. from July 2012; prior to joining JPMorgan Chase, Mr. D’Ambrosio was a Tax Director at PricewaterhouseCoopers LLP since 2006.
Jeffrey D. House (1972), Assistant Treasurer (2006)**	Vice President, JPMorgan Funds Management, Inc. since July 2006.
Joseph Parascondola (1963), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2006.
Matthew J. Plastina (1970), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2010; prior to August 2010, Vice President and Controller, Legg Mason Global Asset Management.
Jeffery Reedy (1973), Assistant Treasurer (2011)**	Vice President, JPMorgan Funds Management, Inc. since February 2006.
Julie A. Roach (1971), Assistant Treasurer (2012)**	Vice President, JPMorgan Funds Management, Inc. from August 2012; prior to joining JPMorgan Chase, Ms. Roach was a Senior Manager with Deloitte since 2001.
Gillian I. Sands (1969), Assistant Treasurer (2012)	Vice President, JPMorgan Funds Management, Inc. from September 2012; Assistant Treasurer, Wells Fargo Funds Management (2007–2009)
Timothy J. Stewart (1974), Assistant Treasurer (2012)***	Executive Director, JPMorgan Funds Management, Inc. from July 2012; Managing Director of Robeco Investment Management, Inc. (2011–2012); Chief Financial Officer (2008–2011) and Director of Operations (2003–2008), Robeco-Sage, a division of Robeco Investment Management, Inc.

*	The contact address for the officer is 500 Stanton Christiana Road, Ops 1, Floor 02, Newark, DE 19173-2107.
**	The contact address for the officer is 460 Polaris Parkway, Westerville, OH 43082.
***	Mr. Stewart is the Assistant Treasurer of JPMorgan Trust I only.

For details of the percentage of shares of any class of each Fund owned by the officers and Trustees, as a group, see “SHARE OWNERSHIP — Trustees and Officers” in Part I of this SAI.

INVESTMENT ADVISERS AND SUB-ADVISERS

Pursuant to investment advisory agreements, JPMIM serves as investment adviser to the Funds, except for the U.S. Real Estate Fund and U.S. Core Real Estate Securities Fund. SCR&M serves as investment adviser for the U.S. Real Estate Fund pursuant to an agreement with JPMT II and for the U.S. Core Real Estate Securities Fund pursuant to an agreement with JPMT I. HCM serves as investment sub-adviser to the Highbridge Dynamic Commodities Strategy Fund and the Highbridge Statistical Market Neutral Fund pursuant to an investment sub-advisory agreement with JPMIM. JFIMI serves as sub-adviser to certain funds pursuant to an investment sub-advisory agreement with JPMIM.

The Trust’s Shares are not sponsored, endorsed or guaranteed by, and do not constitute obligations or deposits of JPMorgan Chase, any bank affiliate of JPMIM or any other bank, and are not insured by the FDIC or issued or guaranteed by the U.S. government or any of its agencies.

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For details of the investment advisory fees paid under an applicable advisory agreement, see “INVESTMENT ADVISERS — Investment Advisory Fees” in Part I of the SAI for the respective Fund.

For details of the dollar range of shares of each Fund (excluding Money Market Funds) beneficially owned by the portfolio managers who serve on a team that manages such Fund, see “PORTFOLIO MANAGERS — Portfolio Managers’ Other Accounts Managed” in Part I of this SAI.

J.P. Morgan Investment Management Inc. JPMIM serves as investment adviser to certain Funds pursuant to the investment advisory agreements between JPMIM and certain of the Trusts (the “JPMIM Advisory Agreements”). Effective October 1, 2003, JPMIM became a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan Chase”). Prior to October 1, 2003, JPMIM was a wholly-owned subsidiary of JPMorgan Chase, a bank holding company organized under the laws of the State of Delaware which was formed from the merger of J.P. Morgan & Co. Incorporated with and into The Chase Manhattan Corporation.

JPMIM is a registered investment adviser under the Investment Advisers Act of 1940, as amended. JPMIM is located at 270 Park Avenue, New York, NY 10017.

Under the JPMIM Advisory Agreements, JPMIM provides investment advisory services to certain Funds, which include managing the purchase, retention and disposition of such Funds’ investments. JPMIM may delegate its responsibilities to a sub-adviser. Any subadvisory agreements must be approved by the applicable Trust’s Board of Trustees and the applicable Fund’s shareholders, as required by the 1940 Act.

Under separate agreements, JPMorgan Chase Bank, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services, Inc.) (“JPMFM”), and JPMDS provide certain custodial, fund accounting, recordkeeping and administrative services to the Trusts and the Funds and shareholder services for the Trusts. JPMDS is the shareholder servicing agent and the distributor for certain Funds. JPMorgan Chase Bank, JPMFM and JPMDS are each affiliates of JPMIM. See the “Custodian,” “Administrator,” “Shareholder Servicing” and “Distributor” sections.

Under the terms of the JPMIM Advisory Agreements, the investment advisory services JPMIM provides to certain Funds are not exclusive. JPMIM is free to and does render similar investment advisory services to others. JPMIM serves as investment adviser to personal investors and other investment companies and acts as fiduciary for trusts, estates and employee benefit plans. Certain of the assets of trusts and estates under management are invested in common trust funds for which JPMIM serves as trustee. The accounts which are managed or advised by JPMIM have varying investment objectives, and JPMIM invests assets of such accounts in investments substantially similar to, or the same as, those which are expected to constitute the principal investments of certain Funds. Such accounts are supervised by employees of JPMIM who may also be acting in similar capacities for the Funds. See “Portfolio Transactions.”

The Funds are managed by employees of JPMIM who, in acting for their customers, including the Funds, do not discuss their investment decisions with any personnel of JPMorgan Chase or any personnel of other divisions of JPMIM or with any of their affiliated persons, with the exception of certain other investment management affiliates of JPMorgan Chase which execute transactions on behalf of the Funds.

As compensation for the services rendered and related expenses, such as salaries of advisory personnel borne by JPMIM or a predecessor, under the JPMIM Advisory Agreements, the applicable Trusts, on behalf of the Funds, have agreed to pay JPMIM a fee, which is computed daily and may be paid monthly, equal to the annual rate of each Fund’s average daily net assets as described in the applicable Prospectuses.

The JPMIM Advisory Agreements continue in effect for annual periods beyond October 31 of each year only if specifically approved thereafter annually in the same manner as the Distribution Agreement; except that for new funds, the initial approval will continue for up to two years, after which annual approvals are required. See the “Distributor” section. The JPMIM Advisory Agreements will terminate automatically if assigned and are terminable at any time without penalty by a vote of a majority of the Trustees, or by a vote of the holders of a majority of a Fund’s outstanding voting securities (as defined in the 1940 Act), on 60 days’ written notice to JPMIM and by JPMIM on 90 days’ written notice to the Trusts (60 days with respect to the International Equity Index Fund, Mid Cap Value Fund and Growth Advantage Fund). The continuation of the JPMIM Advisory Agreements was last approved by the Board of Trustees at its meeting in August 2011.

The JPMIM Advisory Agreements provide that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the performance of the respective investment advisory agreement, except a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of

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the Adviser in the performance of its duties, or from reckless disregard by it of its duties and obligations thereunder, or, with respect to all such Funds except the Mid Cap Value Fund, a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services.

Prior to January 1, 2010, JPMIA served as investment adviser to certain JPMT II Funds pursuant to the Amended and Restated Investment Advisory Agreement between JPMIA and JPMT II dated August 12, 2004 (the “JPMIA Advisory Agreement”). On July 1, 2004, Bank One Corporation, the former indirect corporate parent of JPMIA, merged into J.P. Morgan Chase & Co. (now officially known as JPMorgan Chase & Co.). On that date, JPMIA became an indirect, wholly-owned subsidiary of JPMorgan Chase. JPMIA is a registered investment adviser under the Investment Advisers Act of 1940, as amended. Effective January 1, 2010 (the “Effective Date”), the investment advisory business of JPMIA was transferred to JPMIM and JPMIM became the investment adviser for the applicable Funds under the JPMIA Advisory Agreement. The appointment of JPMIM did not change the portfolio management team, the investment strategies, the investment advisory fees charged to the Funds or the terms of the JPMIA Advisory Agreement (other than the identity of the investment adviser). Shareholder approval was not required for the replacement of JPMIA by JPMIM.

Subject to the supervision of a Trust’s Board of Trustees, JPMIM provides or will cause to be provided a continuous investment program for certain Funds, including investment research and management with respect to all securities and investments and cash equivalents in those Funds. JPMIM may delegate its responsibilities to a sub-adviser. Any subadvisory agreements must be approved by the Trust’s Board of Trustees and the applicable Funds’ shareholders, as required by the 1940 Act.

The JPMIA Advisory Agreement continues in effect for annual periods beyond October 31 of each year, if such continuance is approved at least annually by the Trust’s Board of Trustees or by vote of a majority of the outstanding Shares of such Fund (as defined under “Additional Information” in this SAI), and a majority of the Trustees who are not parties to the respective investment advisory agreements or interested persons (as defined in the 1940 Act) of any party to the respective investment advisory agreements by votes cast in person at a meeting called for such purpose. The continuation of the JPMIA Advisory Agreement was approved by the Trust’s Board of Trustees at its meeting held in August 2009.

The JPMIA Advisory Agreement may be terminated as to a particular Fund at any time on 60 days’ written notice without penalty by the Trustees, by vote of a majority of the outstanding Shares of that Fund, or by the Fund’s Adviser as the case may be. The JPMIA Advisory Agreement also terminates automatically in the event of any assignment, as defined in the 1940 Act.

As compensation for the services rendered and related expenses, such as salaries of advisory personnel borne by JPMIM, under the JPMIA Advisory Agreement, the applicable Trusts, on behalf of the Funds, have agreed to pay JPMIM a fee, which is computed daily and may be paid monthly, equal to the annual rate of each Fund’s average daily net assets as described in the applicable Prospectuses.

The JPMIA Advisory Agreement provides that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the performance of the respective investment advisory agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Adviser in the performance of its duties, or from reckless disregard by it of its duties and obligations thereunder.

JPMorgan Chase Bank, JPMFM and JPMDS are each subsidiaries of JPMorgan Chase and affiliates of JPMIM. See the “Custodian,” “Administrator,” “Shareholder Servicing” and “Distributor” sections.

Security Capital Research & Management Incorporated (“SCR&M”). Security Capital Research & Management Incorporated (“SCR&M”) serves as investment adviser to the U.S. Real Estate Fund pursuant to an agreement with JPMT II, on behalf of the U.S. Real Estate Fund (the “Real Estate Fund Investment Advisory Agreement”). SCR&M serves as investment adviser to the U.S. Core Real Estate Securities Fund pursuant to an agreement with JPMT I, on behalf of the U.S. Core Real Estate Securities Fund (the “Core Real Estate Securities Fund Investment Advisory Agreement”). SCR&M was formed in January 1995 to provide investment advisory services related to real estate assets to various clients, including the Predecessor U.S. Real Estate Fund. SCR&M is a direct, wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc.

SCR&M makes the investment decisions for the assets of the U.S. Real Estate Fund and U.S. Core Real Estate Securities Fund. SCR&M also reviews, supervises and administers each such Fund’s investment program, subject to the supervision of, and policies established by, the Trustees. SCR&M is located at 10 South Dearborn Street, Suite 1400, Chicago, IL 60603.

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The Real Estate Fund Investment Advisory Agreement provides that it will continue in effect for successive twelve month periods beyond October 31 of each year if not terminated or approved at least annually by the Trust’s Board of Trustees. The Real Estate Fund Investment Advisory Agreement was initially approved by the Trust’s Board of Trustees at their quarterly meeting on September 30, 2004 and may be terminated as to the U.S. Real Estate Fund at any time on 60 days’ written notice without penalty by the Trustees, by vote of a majority of the outstanding Shares of that Fund, or by the Fund’s Adviser. The Real Estate Fund Investment Advisory Agreement also terminates automatically in the event of any assignment, as defined in the 1940 Act. The continuation of the Real Estate Fund Investment Advisory Agreement was approved by the Board of Trustees at its meeting in August 2009.

The Core Real Estate Securities Fund Investment Advisory Agreement provides that it will continue in effect for successive twelve month periods beyond October 31 of each year if not terminated or approved at least annually by the Trust’s Board of Trustees. The Core Real Estate Securities Fund Investment Advisory Agreement was initially approved by the Trust’s Board of Trustees at their quarterly meeting on May 17, 2011 and may be terminated as to the U.S. Core Real Estate Securities Fund at any time on 60 days’ written notice without penalty by the Trustees, by vote of a majority of the outstanding Shares of that Fund, or by the Fund’s Adviser. The Core Real Estate Securities Fund Investment Advisory Agreement also terminates automatically in the event of any assignment, as defined in the 1940 Act.

The Real Estate Fund Investment Advisory Agreement and Core Real Estate Securities Fund Investment Advisory Agreement provide that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the respective Trust in connection with the performance under the agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Adviser in the performance of its duties, or from reckless disregard by it of its duties and obligations thereunder.

JF International Management Inc. (“JFIMI”). JPMIM has entered into two investment sub-advisory agreements with JFIMI, one agreement with respect to the Asia Equity Fund, one agreement with respect to the China Region Fund and India Fund and one with respect to the Asia Pacific Fund (the “JFIMI Sub-Advisory Agreements”) pursuant to which JFIMI serves as investment sub-adviser to such Funds. JFIMI is registered as a registered investment adviser under the Investment Advisers Act and the Hong Kong Securities and Futures Commission. JFIMI is a wholly- owned subsidiary of J.P. Morgan Asset Management (Asia) Inc., which is wholly-owned by JPMorgan Asset Management Holdings Inc. (“JPMAMH”). JFIMI is located at 21F, Charter House, 8 Connaught Road, Central Hong Kong.

JFIMI may, in its discretion, provide such services through its own employees or the employees of one or more affiliated companies that are qualified to act as an investment adviser to a Fund under applicable laws and that are under the common control of JPMIM; provided that (i) all persons, when providing services under the JFIMI Sub-Advisory Agreements, are functioning as part of an organized group of persons, and (ii) such organized group of persons is managed at all times by authorized officers of JFIMI. This arrangement will not result in the payment of additional fees by a Fund.

Pursuant to the terms of the applicable JPMIM Advisory Agreement and the JFIMI Sub-Advisory Agreements, the Adviser and Sub-Adviser are permitted to render services to others. Each such agreement is terminable without penalty by the applicable Trusts, on behalf of the Funds, on not more than 60 days’, nor less than 30 days’, written notice when authorized either by a majority vote of a Fund’s shareholders or by a vote of a majority of the Boards of Trustees of the Trusts, or by JPMIM or JFIMI on not more than 60 days’, nor less than 30 days’, written notice, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act). The applicable JPMIM Advisory Agreement provides that JPMIM or JFIMI shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of portfolio transactions for a Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties thereunder.

As compensation for the services rendered and related expenses borne by JFIMI, under the applicable JFIMI Sub-Advisory Agreement, JPMIM has agreed to pay JFIMI a fee, which is computed daily and may be paid monthly, at the rate of 0.50% per annum, on the average daily net assets value of the assets of the Asia Equity Fund, at the rate of 0.60% per annum on the average daily net asset value of the assets of the China Region Fund and the India Fund and at the rate of 0.40% per annum on the average daily net asset value of the assets of the Asia Pacific Fund.

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The JFIMI Sub-Advisory Agreement applicable to the Asia Equity Fund provides that it will continue in effect, if not terminated, from year to year, if such continuance is approved at least annually by the Trust’s Board of Trustees or by vote of a majority of the outstanding Shares of such Fund (as defined under “Additional Information” in this SAI), and a majority of the Trustees who are not parties to the respective investment advisory agreements or interested persons (as defined in the 1940 Act) of any party to the respective investment advisory agreements by votes cast in person at a meeting called for such purpose. The continuation of the JFIMI Sub-Advisory Agreement applicable to the Asia Equity Fund was approved by the Trust’s Board of Trustees at its meeting held in August 2009.

The JFIMI Sub-Advisory Agreement applicable to the China Region Fund and India Fund provides that it will continue in effect for an initial two-year period and thereafter, if not terminated, from year to year, if such continuance is approved at least annually by the Trust’s Board of Trustees or by vote of a majority of the outstanding Shares of such Fund (as defined under “Additional Information” in this SAI), and a majority of the Trustees who are not parties to the respective investment advisory agreements or interested persons (as defined in the 1940 Act) of any party to the respective investment advisory agreements by votes cast in person at a meeting called for such purpose. The continuation of the JFIMI Sub-Advisory Agreement applicable to the China Region Fund and India Fund was approved by the Trust’s Board of Trustees at its meeting held in August 2009.

Each JFIMI Sub-Advisory Agreement provides that the Sub-Adviser shall not be liable for any error of judgment or for any loss suffered by the Trust in connection with the performance under the agreement, except a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Sub-Adviser in the performance of its duties, or from reckless disregard by it of its duties and obligations thereunder.

Highbridge Capital Management, LLC (“HCM”). HCM has been engaged by JPMIM to serve as investment sub-adviser to the Highbridge Dynamic Commodities Strategy Fund and the Highbridge Statistical Market Neutral Fund (the “HCM Sub-Advisory Agreement”). HCM is wholly owned by JPMorgan Asset Management Holdings Inc.

HCM is an international asset management firm specializing in non-traditional investment management strategies. HCM has approximately 350 employees, including approximately 100 investment professionals. The firm is based in New York, with offices in London, Hong Kong and Tokyo. HCM is located at 40 West 57th Street, New York, NY 10019.

HCM is paid monthly by JPMIM a fee equal to a percentage of the average daily net assets of the Highbridge Dynamic Commodities Strategy Fund and the Highbridge Statistical Market Neutral Fund. The aggregate annual rate of the fees payable by JPMIM to HCM is 0.75% of the Highbridge Dynamic Commodities Strategy Fund’s average daily net assets and 1.25% of the Highbridge Statistical Market Neutral Fund’s average daily net assets.

The HCM Sub-Advisory Agreement will continue in effect for a period of two years from the date of its execution, unless terminated sooner. It may be renewed from year to year thereafter, so long as continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act. The HCM Sub-Advisory Agreement provides that it will terminate in the event of an “assignment” (as defined in the 1940 Act), and may be terminated without penalty at any time by either party upon 60 days written notice, or upon termination of the JPMIM Advisory Agreement. Under the terms of the HCM Sub-Advisory Agreement, HCM is not liable to JPMIM, the Highbridge Dynamic Commodities Strategy Fund or the Highbridge Statistical Market Neutral Fund, or their shareholders, for any error of judgment or mistake of law or for any losses sustained by JPMIM, the Highbridge Dynamic Commodities Strategy Fund or the Highbridge Statistical Market Neutral Fund or their shareholders, except in the case of HCM’s willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties under the HCM Sub-Advisory Agreement. The continuation of the HCM Sub-Advisory Agreement was approved by the Trust’s Board of Trustees at its meeting held in August 2011.

J.P. Morgan Private Investments, Inc. (“JPMPI”). JPMPI has been engaged by JPMIM to serve as investment sub-adviser to the JPMorgan Access Balanced Fund and JPMorgan Access Growth Fund (the “JPMPI Sub-Advisory Agreement”). JPMPI is a wholly owned subsidiary of JPMorgan Chase & Co. JPMPI is located at 270 Park Avenue, New York, NY 10017.

JPMPI is paid monthly by JPMIM a fee equal to a percentage of the average daily net assets of the JPMorgan Access Balanced Fund and JPMorgan Access Growth Fund. The aggregate annual rate of the fees payable by JPMIM to JPMPI is 0.95% of the portion of each of the JPMorgan Access Balanced Fund’s and JPMorgan Access Growth Fund’s average daily net assets managed by JPMPI.

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The JPMPI Sub-Advisory Agreement will continue in effect for a period of two years from the date of its execution, unless terminated sooner. It may be renewed from year to year thereafter, so long as continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act.

The JPMPI Sub-Advisory Agreement provides that it will terminate in the event of an “assignment” (as defined in the 1940 Act), and may be terminated without penalty at any time by either party upon 60 days’ written notice, or upon termination of the JPMIM Advisory Agreement. Under the terms of the JPMPI Sub-Advisory Agreement, JPMPI is not liable to JPMIM, the JPMorgan Access Balanced Fund or the JPMorgan Access Growth Fund, or their shareholders, for any error of judgment or mistake of law or for any losses sustained by JPMIM, the JPMorgan Access Balanced Fund or the JPMorgan Access Growth Fund or their shareholders, except in the case of JPMPI’s willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties under the JPMPI Sub-Advisory Agreement.

POTENTIAL CONFLICTS OF INTEREST

The chart in Part I of this SAI (excluding the Money Market Funds) entitled “Portfolio Managers’ Other Accounts Managed” shows the number, type and market value as of a specified date of the accounts other than the Funds that are managed by the Funds’ portfolio managers. The potential for conflicts of interest exists when portfolio managers manage other accounts with similar investment objectives and strategies as the Funds (“Similar Accounts”). Potential conflicts may include, for example, conflicts between investment strategies and conflicts in the allocation of investment opportunities.

Responsibility for managing the Advisers’ and its affiliates’ clients’ portfolios is organized according to investment strategies within asset classes. Generally, client portfolios with similar strategies are managed by portfolio managers in the same portfolio management group using the same objectives, approach and philosophy. Underlying sectors or strategy allocations within a larger portfolio are likewise managed by portfolio managers who use the same approach and philosophy as similarly managed portfolios. Therefore, portfolio holdings, relative position sizes and industry and sector exposures tend to be similar across similar portfolios and strategies, which minimizes the potential for conflicts of interest.

The Adviser and/or its affiliates may receive more compensation with respect to certain Similar Accounts than that received with respect to the Funds or may receive compensation based in part on the performance of certain Similar Accounts. This may create a potential conflict of interest for the Adviser and its affiliates or the portfolio managers by providing an incentive to favor these Similar Accounts when, for example, placing securities transactions. In addition, the Adviser or its affiliates could be viewed as having a conflict of interest to the extent that the Adviser or an affiliate has a proprietary investment in Similar Accounts, the portfolio managers have personal investments in Similar Accounts or the Similar Accounts are investment options in the Adviser’s or its affiliates’ employee benefit plans. Potential conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of investment opportunities because of market factors or investment restrictions imposed upon the Adviser and its affiliates by law, regulation, contract or internal policies. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability and allocation of investment opportunities generally, could raise a potential conflict of interest, as the Adviser or its affiliates may have an incentive to allocate securities that are expected to increase in value to favored accounts. Initial public offerings, in particular, are frequently of very limited availability. The Adviser and its affiliates may be perceived as causing accounts they manage to participate in an offering to increase the Adviser’s and its affiliates’ overall allocation of securities in that offering. A potential conflict of interest also may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by another account, or when a sale in one account lowers the sale price received in a sale by a second account. If the Adviser or its affiliates manage accounts that engage in short sales of securities of the type in which the Fund invests, the Adviser or its affiliates could be seen as harming the performance of the Fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall.

As an internal policy matter, the Adviser or its affiliates may from time to time maintain certain overall investment limitations on the securities positions or positions in other financial instruments the Adviser or its affiliates will take on behalf of its various clients due to, among other things, liquidity concerns and regulatory restrictions. Such policies may preclude a Fund from purchasing particular securities or financial instruments, even if such securities or financial instruments would otherwise meet the Fund’s objectives.

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The Adviser and/or its affiliates serve as adviser to the Funds as well as certain Funds of Funds. The Funds of Funds may invest in shares of the Funds (other than the Funds of Funds). Because the Adviser and/or its affiliates is the adviser to the Funds and it or its affiliates is adviser to the Funds of Funds, it may be subject to certain potential conflicts of interest when allocating the assets of the Funds of Funds among the Funds. Purchases and redemptions of Fund shares by a Fund of Funds due to reallocations or rebalancings may result in a Fund having to sell securities or invest cash when it otherwise would not do so. Such transactions could accelerate the realization of taxable income if sales of securities resulted in gains and could also increase a Fund’s transaction costs. Large redemptions by a Fund of Funds may cause a Fund’s expense ratio to increase due to a resulting smaller asset base. To the extent that the portfolio managers for the Funds of Funds also serve as portfolio managers for any of the Funds, the portfolio managers may have regular and continuous access to the holdings of such Funds. In addition, the portfolio managers of the Funds of Funds may have access to the holdings of some of the Funds as well as knowledge of and a potential impact on investment strategies and techniques of the Funds.

The goal of the Adviser and its affiliates is to meet their fiduciary obligation with respect to all clients. The Adviser and its affiliates have policies and procedures that seek to manage conflicts. The Adviser and its affiliates monitor a variety of areas, including compliance with fund guidelines, review of allocation decisions and compliance with the Advisers’ Codes of Ethics and JPMorgan Chase and Co.’s Code of Conduct. With respect to the allocation of investment opportunities, the Adviser and its affiliates also have certain policies designed to achieve fair and equitable allocation of investment opportunities among its clients over time. For example:

Orders for the same equity security traded through a single trading desk or system are aggregated on a continual basis throughout each trading day consistent with the Adviser’s and its affiliates’ duty of best execution for its clients. If aggregated trades are fully executed, accounts participating in the trade will be allocated their pro rata share on an average price basis. Partially completed orders generally will be allocated among the participating accounts on a pro-rata average price basis, subject to certain limited exceptions. For example, accounts that would receive a de minimis allocation relative to their size may be excluded from the order. Another exception may occur when thin markets or price volatility require that an aggregated order be completed in multiple executions over several days. If partial completion of the order would result in an uneconomic allocation to an account due to fixed transaction or custody costs, the Adviser and its affiliates may exclude small orders until 50% of the total order is completed. Then the small orders will be executed. Following this procedure, small orders will lag in the early execution of the order, but will be completed before completion of the total order.

Purchases of money market instruments and fixed income securities cannot always be allocated pro-rata across the accounts with the same investment strategy and objective. However, the Adviser and its affiliates attempt to mitigate any potential unfairness by basing non-pro rata allocations traded through a single trading desk or system upon objective predetermined criteria for the selection of investments and a disciplined process for allocating securities with similar duration, credit quality and liquidity in the good faith judgment of the Adviser or its affiliates so that fair and equitable allocation will occur over time.

Fees earned by HCM for managing certain accounts may vary, particularly because for certain accounts, HCM is paid based upon the performance results for those accounts. This could create a conflict of interest because the portfolio managers could have an incentive to favor certain accounts over others, resulting in other accounts outperforming the Fund. However, HCM believes that this risk is mitigated by the fact that investment decisions for each of the accounts advised by HCM are made through an automated system, and not by any one individual. Furthermore, for certain of these accounts, the automated system processes each account’s transactions independent of those for the other accounts. For its other accounts, HCM has implemented policies and procedures to ensure the fair and equitable execution of trade orders, including the use of independent trading functions.

Fees earned by JPMPI for managing certain accounts may vary, particularly because for multiple accounts, JPMPI is paid based upon the performance results for those accounts. In addition, some of the portfolio managers have personal investments in other accounts. This could create a conflict of interest because the portfolio managers could have an incentive to favor certain accounts over others, resulting in other accounts outperforming the Fund. JPMPI believes that such conflicts are mitigated in part because the Fund will be investing predominantly in mutual funds and structured notes, the prices of which are fixed at the close of the trading day for all investors. With respect to other securities, JPMPI utilizes JPMIM’s trading desk and systems in order to participate in JPMIM’s policies designed to achieve fair and equitable allocation of investment opportunities. JPMPI also has policies and procedures that seek to manage conflicts and monitors a variety of areas, including compliance with fund guidelines, review of allocation decisions and compliance with its Code of Ethics and JPMC’s Code of Conduct.

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For details of the dollar range of shares of each Fund (excluding the Money Market Funds) beneficially owned by the portfolio managers, see “PORTFOLIO MANAGERS — Ownership of Securities” in Part I of this SAI.

PORTFOLIO MANAGER COMPENSATION

Each Adviser’s portfolio managers participate in a competitive compensation program that is designed to attract and retain outstanding people and closely link the performance of investment professionals to client investment objectives. The total compensation program includes a base salary fixed from year to year and a variable performance bonus consisting of cash incentives and restricted stock and may include mandatory notional investments (as described below) in selected mutual funds advised by the Adviser or its affiliates. These elements reflect individual performance and the performance of the Adviser’s business as a whole.

Each portfolio manager’s performance is formally evaluated annually based on a variety of factors including the aggregate size and blended performance of the portfolios such portfolio manager manages. Individual contribution relative to client goals carries the highest impact. Portfolio manager compensation is primarily driven by meeting or exceeding clients’ risk and return objectives, relative performance to competitors or competitive indices and compliance with firm policies and regulatory requirements. In evaluating each portfolio manager’s performance with respect to the mutual funds he or she manages, the Funds’ pre-tax performance is compared to the appropriate market peer group and to each Fund’s benchmark index listed in the Fund’s prospectuses over one, three and five year periods (or such shorter time as the portfolio manager has managed the Fund). Investment performance is generally more heavily weighted to the long-term.

Awards of restricted stock are granted as part of an employee’s annual performance bonus and comprise from 0% to 40% of a portfolio manager’s total bonus. As the level of incentive compensation increases, the percentage of compensation awarded in restricted stock also increases. Up to 50% of the restricted stock portion of a portfolio manager’s bonus may instead be subject to mandatory notional investment in selected mutual funds advised by the Adviser or its affiliates. When these awards vest over time, the portfolio manager receives cash equal to the market value of the notional investment in the selected mutual funds.

CODES OF ETHICS

The Trusts, the Advisers and JPMDS have each adopted codes of ethics pursuant to Rule 17j-1 under the 1940 Act (and pursuant to Rule 204A-1 under the Advisers Act with respect to the Advisers).

The Trusts’ code of ethics includes policies which require “access persons” (as defined in Rule 17j-1) to: (i) place the interest of Trust shareholders first; (ii) conduct personal securities transactions in a manner that avoids any actual or potential conflict of interest or any abuse of a position of trust and responsibility; and (iii) refrain from taking inappropriate advantage of his or her position with the Trusts or a Fund. The Trusts’ code of ethics prohibits any access person from: (i) employing any device, scheme or artifice to defraud the Trusts or a Fund; (ii) making to the Trusts or a Fund any untrue statement of a material fact or omit to state to the Trusts or a Fund a material fact necessary in order to make the statements made, in light of the circumstances under which they are made, not misleading; (iii) engaging in any act, practice, or course of business which operates or would operate as a fraud or deceit upon the Trusts or a Fund; or (iv) engaging in any manipulative practice with respect to the Trusts or a Fund. The Trusts’ code of ethics permits personnel subject to the code to invest in securities, including securities that may be purchased or held by a Fund so long as such investment transactions are not in contravention of the above noted policies and prohibitions.

The code of ethics adopted by the Advisers requires that all employees must: (i) place the interest of the accounts which are managed by the Adviser first; (ii) conduct all personal securities transactions in a manner that is consistent with the code of ethics and the individual employee’s position of trust and responsibility; and (iii) refrain from taking inappropriate advantage of their position. Employees of each Adviser are also prohibited from certain mutual fund trading activity including excessive trading of shares of a mutual fund as described in the applicable Fund’s Prospectuses or SAI and effecting or facilitating a mutual fund transaction to engage in market timing. The Advisers’ code of ethics permits personnel subject to the code to invest in securities, including securities that may be purchased or held by a Fund subject to certain restrictions. However, all employees are required to preclear securities trades (except for certain types of securities such as non-proprietary mutual fund shares and U.S. government securities). Each of the Adviser’s affiliated sub-advisers has also adopted the code of ethics described above.

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JPMDS’s code of ethics requires that all employees of JPMDS must: (i) place the interest of the accounts which are managed by affiliates of JPMDS first; (ii) conduct all personal securities transactions in a manner that is consistent with the code of ethics and the individual employee’s position of trust and responsibility; and (iii) refrain from taking inappropriate advantage of their positions. Employees of JPMDS are also prohibited from certain mutual fund trading activity, including excessive trading of shares of a mutual fund as such term is defined in the applicable Fund’s Prospectuses or SAI, or effecting or facilitating a mutual fund transaction to engage in market timing. JPMDS’s code of ethics permits personnel subject to the code to invest in securities, including securities that may be purchased or held by the Funds subject to the policies and restrictions in such code of ethics.

PORTFOLIO TRANSACTIONS

Investment Decisions and Portfolio Transactions. Pursuant to the Advisory and sub-advisory Agreements, the Advisers determine, subject to the general supervision of the Board of Trustees of the Trusts and in accordance with each Fund’s investment objective and restrictions, which securities are to be purchased and sold by each such Fund and which brokers are to be eligible to execute its portfolio transactions. The Advisers operate independently in providing services to their respective clients. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved. Thus, for example, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In some instances, one client may sell a particular security to another client. It also happens that two or more clients may simultaneously buy or sell the same security, in which event each day’s transactions in such security are, insofar as possible, averaged as to price and allocated between such clients in a manner which in the opinion of the Adviser is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients.

Brokerage and Research Services. On behalf of the Funds, a Fund’s Adviser places orders for all purchases and sales of portfolio securities, enters into repurchase agreements, and may enter into reverse repurchase agreements and execute loans of portfolio securities on behalf of a Fund unless otherwise prohibited. See “Investment Strategies and Policies.”

Fixed income and debt securities and municipal bonds and notes are generally traded at a net price with dealers acting as principal for their own accounts without a stated commission. The price of the security usually includes profit to the dealers. In underwritten offerings, securities are purchased at a fixed price, which includes an amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount. Transactions on stock exchanges (other than foreign stock exchanges) involve the payment of negotiated brokerage commissions. Such commissions vary among different brokers. Also, a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. Transactions in foreign securities generally involve payment of fixed brokerage commissions, which are generally higher than those in the U.S. On occasion, certain securities may be purchased directly from an issuer, in which case no commissions or discounts are paid.

In connection with portfolio transactions, the overriding objective is to obtain the best execution of purchase and sales orders. In making this determination, the Adviser considers a number of factors including, but not limited to: the price per unit of the security, the broker’s execution capabilities, the commissions charged, the broker’s reliability for prompt, accurate confirmations and on-time delivery of securities, the broker-dealer firm’s financial condition, the broker’s ability to provide access to public offerings, as well as the quality of research services provided. As permitted by Section 28(e) of the Securities Exchange Act, the Adviser may cause the Funds to pay a broker-dealer which provides brokerage and research services to the Adviser, or the Funds and/or other accounts for which the Adviser exercises investment discretion an amount of commission for effecting a securities transaction for a Fund in excess of the amount other broker-dealers would have charged for the transaction if the Adviser determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or the Adviser’s overall responsibilities to accounts over which it exercises investment discretion. Not all such services are useful or of value in advising the Funds. The Adviser reports to the Board of Trustees regarding overall commissions paid by the Funds and their reasonableness in relation to the benefits to the Funds. In accordance with Section 28(e) of the Securities Exchange Act and consistent with applicable SEC guidance and interpretation, the term “brokerage and research services” includes (i) advice as to the value of securities; (ii) the advisability of investing in, purchasing or selling securities; (iii) the availability of securities or of purchasers or sellers of securities; (iv) furnishing analyses and reports concerning issues, industries, securities, economic factors and trends,

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portfolio strategy and the performance of accounts; and (v) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody) or required by rule or regulation in connection with such transactions.

Brokerage and research services received from such broker-dealers will be in addition to, and not in lieu of, the services required to be performed by an Adviser under the Advisory Agreement (or with respect to a Sub-Adviser, under the sub-advisory agreement). The fees that the Funds pay to the Adviser are not reduced as a consequence of the Adviser’s receipt of brokerage and research services. To the extent the Funds’ portfolio transactions are used to obtain such services, the brokerage commissions paid by the Funds may exceed those that might otherwise be paid by an amount that cannot be presently determined. Such services generally would be useful and of value to the Adviser in serving one or more of its other clients and, conversely, such services obtained by the placement of brokerage business of other clients generally would be useful to the Adviser in carrying out its obligations to the Funds. While such services are not expected to reduce the expenses of the Adviser, the Adviser would, through use of the services, avoid the additional expenses that would be incurred if it should attempt to develop comparable information through its own staff.

Subject to the overriding objective of obtaining the best execution of orders, the Adviser may allocate a portion of a Fund’s brokerage transactions to affiliates of the Adviser. Under the 1940 Act, persons affiliated with a Fund and persons who are affiliated with such persons are prohibited from dealing with the Fund as principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the SEC. The SEC has granted exemptive orders permitting each Fund to engage in principal transactions with J.P. Morgan Securities LLC, an affiliated broker, involving taxable and tax exempt money market instruments (including commercial paper, banker acceptances and medium term notes) and repurchase agreements. The orders are subject to certain conditions. An affiliated person of a Fund may serve as its broker in listed or over-the-counter transactions conducted on an agency basis provided that, among other things, the fee or commission received by such affiliated broker is reasonable and fair compared to the fee or commission received by non-affiliated brokers in connection with comparable transactions.

In addition, a Fund may not purchase securities during the existence of any underwriting syndicate for such securities of which JPMorgan Chase Bank or an affiliate is a member or in a private placement in which JPMorgan Chase Bank or an affiliate serves as placement agent, except pursuant to procedures adopted by the Board of Trustees that either comply with rules adopted by the SEC or with interpretations of the SEC’s staff. Each Fund expects to purchase securities from underwriting syndicates of which certain affiliates of JPMorgan Chase act as a member or manager. Such purchases will be effected in accordance with the conditions set forth in Rule 10f-3 under the 1940 Act and related procedures adopted by the Trustees, including a majority of the Trustees who are not “interested persons” of a Fund. Among the conditions are that the issuer of any purchased securities will have been in operation for at least three years, that not more than 25% of the underwriting will be purchased by a Fund and all other accounts over which the same investment adviser has discretion, and that no shares will be purchased from JPMDS or any of its affiliates.

On those occasions when the Adviser deems the purchase or sale of a security to be in the best interests of a Fund as well as other customers, including other Funds, the Adviser, to the extent permitted by applicable laws and regulations, may, but is not obligated to, aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for other customers in order to obtain best execution, including lower brokerage commissions if appropriate. In such event, allocation of the securities so purchased or sold as well as any expenses incurred in the transaction will be made by the Adviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to its customers, including the Funds. In some instances, the allocation procedure might not permit a Fund to participate in the benefits of the aggregated trade.

If a Fund that writes options effects a closing purchase transaction with respect to an option written by it, normally such transaction will be executed by the same broker-dealer who executed the sale of the option. The writing of options by a Fund will be subject to limitations established by each of the exchanges governing the maximum number of options in each class which may be written by a single investor or group of investors acting in concert, regardless of whether the options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers. The number of options that a Fund may write may be affected by options written by the Adviser for other investment advisory clients. An exchange may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

Allocation of transactions, including their frequency, to various broker-dealers is determined by a Fund’s Adviser based on its best judgment and in a manner deemed fair and reasonable to Shareholders and consistent with

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the Adviser’s obligation to obtain the best execution of purchase and sales orders. In making this determination, the Adviser considers the same factors for the best execution of purchase and sales orders listed above. Accordingly, in selecting broker-dealers to execute a particular transaction, and in evaluating the best overall terms available, a Fund’s Adviser is authorized to consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act) provided to the Funds and/or other accounts over which a Fund’s Adviser exercises investment discretion. A Fund’s Adviser may cause a Fund to pay a broker-dealer that furnishes brokerage and research services a higher commission than that which might be charged by another broker-dealer for effecting the same transaction, provided that a Fund’s Adviser determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either the particular transaction or the overall responsibilities of a Fund’s Adviser to the Funds. To the extent such services are permissible under the safe harbor requirements of Section 28(e) of the Securities Exchange Act and consistent with applicable SEC guidance and interpretation, such brokerage and research services might consist of advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, the availability of securities or purchasers or sellers of securities; analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts, market data, stock quotes, last sale prices, and trading volumes. Shareholders of the Funds should understand that the services provided by such brokers may be useful to a Fund’s Adviser in connection with its services to other clients and not all the services may be used by the Adviser in connection with the Fund.

Under the policy for JPMIM, “soft dollar” services refer to arrangements that fall within the safe harbor requirements of Section 28(e) of the Securities Exchange Act, as amended, which allow JPMIM to allocate client brokerage transactions to a broker-dealer in exchange for products or services that are research and brokerage-related and provide lawful and appropriate assistance in the performance of the investment decision-making process. These services include third party research, market data services, and proprietary broker-dealer research. The Funds receive proprietary research where broker-dealers typically incorporate the cost of such research into their commission structure. Many brokers do not assign a hard dollar value to the research they provide, but rather bundle the cost of such research into their commission structure. It is noted in this regard that some research that is available only under a bundled commission structure is particularly important to the investment process. However, the Funds, other than the U.S. Equity Funds and JPMorgan Market Neutral Fund, do not participate in soft dollar arrangements for market data services and third-party research.

The U.S. Equity Funds (except the JPMorgan Equity Index Fund and JPMorgan Market Expansion Index Fund), JPMorgan Research Market Neutral Fund JPMorgan Realty Income Fund, JPMorgan Research Equity Long/Short Fund, JPMorgan Tax Aware Disciplined Equity Fund and JPMorgan Tax Aware U.S. Equity Fund participate in soft dollar arrangements whereby a broker-dealer provides market data services and third-party research in addition to proprietary research. In order to obtain such research, the Adviser may utilize a Client Commission Arrangement (“CCA”). CCAs are agreements between an investment adviser and executing broker whereby the investment adviser and the broker agree to allocate a portion of commissions to a pool of credits maintained by the broker that are used to pay for eligible brokerage and research services. The Adviser will only enter into and utilize CCAs to the extent permitted by Section 28(e) of the Securities Exchange Act. As required by interpretive guidance issued by the SEC, any CCAs entered into by the Adviser with respect to commissions generated by the U.S. Equity Funds will provide that: (1) the broker-dealer pay the research preparer directly; and (2) the broker-dealer take steps to assure itself that the client commissions that the Adviser directs it to use to pay for such services are only for eligible research under Section 28(e).

SCR&M does not enter into soft dollar arrangements whereby a broker pays for research services such as Bloomberg, Reuters or Factset. From time to time, SCR&M may receive or have access to research generally provided by a broker to the broker’s institutional clients that trade with the broker in the sector of the securities markets in which SCR&M is active, namely in the case of real estate securities. In addition, SCR&M may consider the value-added quality of proprietary broker research received from brokers in allocating trades to brokers subject always to the objective of obtaining best execution.

Investment decisions for each Fund are made independently from those for the other Funds or any other investment company or account managed by an Adviser. Any such other investment company or account may also invest in the same securities as the Trusts. When a purchase or sale of the same security is made at substantially the same time on behalf of a given Fund and another Fund, investment company or account, the transaction will be averaged as to price, and available investments allocated as to amount, in a manner which the Adviser of the given Fund believes to be equitable to the Fund(s) and such other investment company or account. In some instances, this procedure may adversely affect the price paid or received by a Fund or the size of the position obtained by a Fund.

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To the extent permitted by law, the Adviser may aggregate the securities to be sold or purchased by it for a Fund with those to be sold or purchased by it for other Funds or for other investment companies or accounts in order to obtain best execution. In making investment recommendations for the Trusts, the Adviser will not inquire or take into consideration whether an issuer of securities proposed for purchase or sale by the Trusts is a customer of the Adviser or their parents or subsidiaries or affiliates and in dealing with its commercial customers, the Adviser and their respective parent, subsidiaries, and affiliates will not inquire or take into consideration whether securities of such customers are held by the Trusts.

Under HCM’s policy, HCM has the power and authority to establish and maintain accounts on behalf of its clients with, and issue orders for the purchase or sale of securities for its clients directly to, a broker, dealer or other person, as well as to exercise or abstain from exercising any option, privilege or right held by its clients. In selecting a broker with respect to effecting any securities transaction on behalf of its clients, HCM may pay a broker a commission in excess of the amount another broker would have charged for effect in such transaction, so long as, in HCM’s good faith judgment, the amount of the commission is reasonable in relation to the value of the brokerage and research services provided by such broker, viewed in terms of that particular transaction or HCM’s overall investment management business. HCM intends to comply with Section 28(e) of the Securities Exchange Act, under which HCM’s use of its clients’ commission dollars to acquire research products and services is not a breach of its fiduciary duty to its clients — even if the brokerage commissions paid are higher than the lowest available — as long as (among certain other requirements) HCM determines that the commissions are reasonable compensation for both the brokerage services and the research acquired.

For details of brokerage commissions paid by the Funds, see “BROKERAGE AND RESEARCH SERVICES — Brokerage Commissions” in Part I of this SAI.

For details of the Funds’ ownership of securities of the Funds’ regular broker dealers, see “BROKERAGE AND RESEARCH SERVICES — Securities of Regular Broker-Dealers” in Part I of this SAI.

OVERVIEW OF SERVICE PROVIDER AGREEMENTS

The following sections provide an overview of the J.P. Morgan Funds’ agreements with various service providers including the Administrator, Distributor, Securities Lending Agent, Custodian, Transfer Agent, and Shareholder Servicing Agent. As indicated below, some of the service agreements for the JPMorgan SmartRetirement Blend Funds and other J.P. Morgan Funds are different than the services agreements for the other JPMorgan SmartRetirement Funds. For purposes of distinguishing between the agreements and expenses, the JPMorgan SmartRetirement Funds other than the JPMorgan SmartRetirement Blend Funds are referred to in the following as the “JPMorgan SR Funds.”

ADMINISTRATOR

JPMorgan Funds Management, Inc. (“JPMFM” or the “Administrator”) serves as the administrator to the Funds, pursuant to an Administration Agreement dated February 19, 2005 (the “Administration Agreement”), between the Trusts, on behalf of the Funds, and JPMFM. Additionally, JPMFM serves as the administrator to the JPMorgan SR Funds pursuant to an agreement effective May 5, 2006 (the “SR Administration Agreement”), between JPMT I, on behalf of the JPMorgan SR Funds, and JPMFM. JPMFM is an affiliate of JPMorgan Chase Bank and an indirect, wholly-owned subsidiary of JPMorgan Chase; it has its principal place of business at 460 Polaris Parkway, Westerville, OH 43082.

Pursuant to the Administration Agreement and the SR Administration Agreement, JPMFM performs or supervises all operations of each Fund for which it serves (other than those performed under the advisory agreement, any sub-advisory agreements, the custodian and fund accounting agreement, and the transfer agency agreement for that Fund). Under the Administration Agreement and the SR Administration Agreement, JPMFM has agreed to maintain the necessary office space for the Funds, and to furnish certain other services required by the Funds with respect to each Fund. The Administrator prepares annual and semi-annual reports to the SEC, prepares federal and state tax returns and generally assists in all aspects of the Funds’ operations other than those performed under the advisory agreement, any sub-advisory agreements, the custodian and fund accounting agreement, and the transfer agency agreement. JPMFM may, at its expense, subcontract with any entity or person concerning the provision of services under the Administration Agreement and the SR Administration Agreement. JPMorgan Chase Bank serves as the Funds’ sub-administrator (the “Sub-administrator”). The Administrator pays JPMorgan Chase Bank a fee for its services as the Funds’ Sub-administrator.

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If not terminated, the Administration Agreement and the SR Administration Agreement continue in effect for annual periods beyond October 31 of each year, provided that such continuance is specifically approved at least annually by the vote of a majority of those members of the Board of Trustees who are not parties to the Administration Agreement or SR Administration Agreement or interested persons of any such party. The Administration Agreement and the SR Administration Agreement may be terminated without penalty, on not less than 60 days’ prior written notice, by the Board of Trustees of each Trust or by JPMFM. The termination of the Administration Agreement or the SR Administration Agreement with respect to one Fund will not result in the termination of the Administration Agreement with respect to any other Fund.

The Administration Agreement and the SR Administration Agreement provide that JPMFM shall not be liable for any error of judgment or mistake of law or any loss suffered by the Funds in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or negligence in the performance of its duties, or from the reckless disregard by it of its obligations and duties thereunder.

In consideration of the services to be provided by JPMFM pursuant to the Administration Agreement, JPMFM receives from each Fund a pro rata portion of a fee computed daily and paid monthly at an annual rate equal to 0.15% of the first $25 billion of average daily net assets of all funds in the J.P. Morgan Funds Complex (excluding certain funds of funds and the series of J.P. Morgan Funds Complex that operate as money market funds (each a “Money Market Fund”)) and 0.075% of average daily net assets of all funds in the J.P. Morgan Funds Complex (excluding certain funds of funds and the Money Market Funds) over $25 billion of such assets. For purposes of this paragraph, the “J.P. Morgan Funds Complex” includes most of the open-end investment companies in the J.P. Morgan Funds Complex, including the series of the former One Group Mutual Funds.

With respect to the Money Market Funds, in consideration of the services provided by JPMFM pursuant to the Administration Agreement, JPMFM will receive from each Fund a pro-rata portion of a fee computed daily and paid monthly at an annual rate of 0.10% on the first $100 billion of the average daily net assets of all the money market funds in the J.P. Morgan Funds Complex and 0.05% of the average daily net assets of the money market funds in the J.P. Morgan Funds Complex over $100 billion. For purposes of this paragraph, the “J.P. Morgan Funds Complex” includes most of the open-end investment companies in the J.P. Morgan Funds Complex including the series of the former One Group Mutual Funds.

With respect to the Investor Funds and JPMorgan Diversified Real Return Fund, in consideration of the services provided by JPMFM pursuant to the Administration Agreement, JPMFM will receive from each Fund a pro rata portion of a fee computed daily and paid monthly at an annual rate of 0.10% of the first $500 million of average daily net assets of all the Investor Funds and JPMorgan Diversified Real Return Fund in the J.P. Morgan Funds Complex, 0.075% of certain Funds of Funds’ average daily net assets between $500 million and $1 billion and 0.05% of certain Funds of Funds’ average daily net assets in excess of $1 billion.

JPMFM does not charge a fee for providing administrative services to the JPMorgan SR Funds under the SR Administration Agreement, but does receive fees for its services to the acquired funds.

For details of the administration and administrative services fees paid or accrued, see “ADMINISTRATOR — Administration Fees” in Part I of this SAI.

DISTRIBUTOR

Since February 19, 2005, JPMDS has served as the distributor for all the Trusts and holds itself available to receive purchase orders for each of the Fund’s shares. In that capacity, JPMDS has been granted the right, as agent of each Trust, to solicit and accept orders for the purchase of shares of each of the Funds in accordance with the terms of the Distribution Agreement between each Trust and JPMDS. JPMDS began serving as JPMT II’s distributor pursuant to a Distribution Agreement dated as of April 1, 2002. JPMDS is an affiliate of JPMIM, JPMorgan Investment Advisors and JPMorgan Chase Bank and is a direct, wholly-owned subsidiary of JPMorgan Chase. The principal offices of JPMDS are located at 460 Polaris Parkway, Westerville, OH 43082.

Unless otherwise terminated, the Distribution Agreement with JPMDS will continue in effect for annual periods beyond October 31 of each year, and will continue thereafter for successive one-year terms if approved at least annually by: (a) the vote of a majority of those members of the Board of Trustees who are not parties to the Distribution Agreement or interested persons of any such party, cast in person at a meeting for the purpose of voting on such approval, and (b) the vote of the Board of Trustees or the vote of a majority of the outstanding voting securities of the Fund. The Distribution Agreement may be terminated without penalty on not less than 60 days’

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prior written notice by the Board of Trustees, by vote of majority of the outstanding voting securities of the Fund or by JPMDS. The termination of the Distribution Agreement with respect to one Fund will not result in the termination of the Distribution Agreement with respect to any other Fund. The Distribution Agreement may also be terminated in the event of its assignment, as defined in the 1940 Act. JPMDS is a broker-dealer registered with the SEC and is a member of the Financial Industry Regulatory Authority (“FINRA”).

For details of the compensation paid to the principal underwriter, JPMDS, see “DISTRIBUTOR —Compensation paid to JPMDS” in Part I of this SAI.

DISTRIBUTION PLAN

Certain Funds have adopted a plan of distribution pursuant to Rule 12b-1 under the 1940 Act (the “Distribution Plan”) on behalf of the Class A Shares, Class B Shares, Class C Shares, Class R2 Shares, Cash Management Shares, Morgan Shares, Reserve Shares, Service Shares, Eagle Shares and E*TRADE Class Shares of the applicable Funds, which provides that each of such classes shall pay for distribution services a distribution fee (the “Distribution Fee”) to JPMDS, at annual rates not to exceed the amounts set forth in each applicable Fund’s prospectuses. The Institutional Class Shares, Select Class Shares, Class R5 Shares, Direct Shares, Class R6 Shares, IM Shares, Premier Shares, Capital Shares, Direct Shares and Agency Shares of the Funds have no Distribution Plan.

JPMDS may use the Rule 12b-1 fees payable under the Distribution Plan to finance any activity that is primarily intended to result in the sale of Shares, including, but not limited to, (i) the development, formulation and implementation of marketing and promotional activities, including direct mail promotions and television, radio, magazine, newspaper, electronic and media advertising; (ii) the preparation, printing and distribution of prospectuses, statements of additional information and reports and any supplements thereto (other than prospectuses, statements of additional information and reports and any supplements thereto used for regulatory purposes or distributed to existing shareholders of each Fund); (iii) the preparation, printing and distribution of sales and promotional materials and sales literature which is provided to various entities and individuals, including brokers, dealers, financial institutions, financial intermediaries, shareholders, and prospective investors in each Fund; (iv) expenditures for sales or distribution support services, including meetings with and assistance to brokers, dealers, financial institutions, and financial intermediaries and in-house telemarketing support services and expenses; (v) preparation of information, analyses, surveys, and opinions with respect to marketing and promotional activities, including those based on meetings with and feedback from JPMDS’s sales force and others including potential investors, shareholders and financial intermediaries; (vi) commissions, incentive compensation, finders’ fees, or other compensation paid to, and expenses of employees of JPMDS, brokers, dealers, and other financial institutions and financial intermediaries that are attributable to any distribution and/or sales support activities, including interest expenses and other costs associated with financing of such commissions, incentive compensation, other compensation, fees, and expenses; (vii) travel, promotional materials, equipment, printing, delivery and mailing costs, overhead and other office expenses of JPMDS and its sales force attributable to any distribution and/or sales support activities, including meetings with brokers, dealers, financial institutions and financial intermediaries in order to provide them with information regarding the Funds and their investment process and management; (viii) the costs of administering the Distribution Plan; (ix) expenses of organizing and conducting sales seminars; and (x) any other costs and expenses relating to any distribution and/or sales support activities. Activities intended to promote one class of shares of a Fund may also benefit the Fund’s other shares and other Funds. Anticipated benefits to the Funds that may result from the adoption of the Distribution Plan are economic advantages achieved through economies of scale and enhanced viability if the Funds accumulate a critical mass.

Class A, Class B, Class C Shares and Class R2 Shares. Class A Shares of the Funds pay a Distribution Fee of 0.25% of average daily net assets. Class R2 Shares of the Funds pay a Distribution Fee of 0.50% of average daily net assets. Class B and Class C Shares of the Funds pay a Distribution Fee of 0.75% of average daily net assets. JPMDS currently expects to pay sales commissions to a dealer at the time of sale of Class B and Class C Shares of the Funds of up to 4.00% (2.75% for Class B Shares of the Short Duration Bond Fund, Short-Intermediate Municipal Bond Fund, Limited Duration Bond Fund and Treasury & Agency Fund) and 1.00% respectively of the purchase price of the shares sold by such dealer. JPMDS will use its own funds (which may be borrowed or otherwise financed) to pay such amounts. Because JPMDS will receive a maximum Distribution Fee of 0.75% of average daily net assets with respect to Class B and Class C Shares of the Funds, it will take JPMDS several years to recoup the sales commissions paid to dealers and other sales expenses. Some payments under the Distribution Plan may be used to compensate broker-dealers with trail or maintenance commissions in an amount not to exceed 0.25% annualized of the average daily net asset value of the Class A Shares or 0.75% annualized of the average daily net asset value of the Class B and Class C Shares or 0.50% annualized of the average daily net asset value of the

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Class R2 Shares maintained in a Fund by such broker-dealers’ customers. Such payments on Class A Shares and Class R2 Shares will be paid to broker-dealers immediately. Such payments on Class B and Class C Shares will be paid to broker-dealers beginning in the 13th month following the purchase of such shares, except certain broker-dealers who have sold Class C Shares to certain defined contribution plans and who have waived the 1.00% sales commission shall be paid trail or maintenance commissions immediately.

Money Market Funds. Some payments under the Distribution Plan may be used to compensate broker-dealers with trail or maintenance commissions in an amount not to exceed 0.75% annualized of the average daily net asset value of Class B Shares or Class C Shares maintained in a Fund by such broker-dealers’ customers. With respect to Cash Management Shares, broker-dealers will be compensated with trail or maintenance commissions of 0.50% annualized of the average daily net asset value. With respect to Reserve Shares, broker-dealers will be compensated with trail or maintenance commissions of 0.25% annualized of the average daily net asset value. For Class B, Class C and Morgan Shares, trail or maintenance commissions will be paid to broker-dealers beginning in the 13th month following the purchase of such shares. Since the distribution fees are not directly tied to expenses, the amount of distribution fees paid by a class of a Fund during any year may be more or less than actual expenses incurred pursuant to the Distribution Plan. JPMDS will use its own funds (which may be borrowed or otherwise financed) to pay such amounts. Because JPMDS will receive 0.75% on Class B and C Shares, 0.50% on Cash Management Shares, 0.10% on Morgan Shares (except for Morgan Shares of the Prime Money Market Fund), 0.25% on Reserve Shares and Eagle Shares and 0.60% on E*TRADE Class and Service Shares of average daily net assets, the fee will take JPMDS several years to recoup the sales commissions paid to dealers and other sales expenses. For this reason, this type of distribution fee arrangement is characterized by the staff of the SEC as being of the “compensation variety” (in contrast to “reimbursement” arrangements by which a distributor’s payments are directly linked to its expenses).

No class of shares of a Fund will make payments or be liable for any distribution expenses incurred by other classes of shares of any Fund.

Since the Distribution Fee is not directly tied to expenses, the amount of Distribution Fees paid by a class of a Fund during any year may be more or less than actual expenses incurred pursuant to the Distribution Plan. For this reason, this type of distribution fee arrangement is characterized by the staff of the SEC as being of the “compensation variety” (in contrast to “reimbursement” arrangements by which a distributor’s payments are directly linked to its expenses). With respect to Class B and Class C Shares of the Funds, because of the 0.75% annual limitation on the compensation paid to JPMDS during a fiscal year, compensation relating to a large portion of the commissions attributable to sales of Class B or Class C Shares in any one year will be accrued and paid by a Fund to JPMDS in fiscal years subsequent thereto. However, the shares are not liable for any distribution expenses incurred in excess of the Distribution Fee paid.

The Distribution Plan provides that it will continue in effect indefinitely if such continuance is specifically approved at least annually by a vote of both a majority of the Trustees and a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trusts and who have no direct or indirect financial interest in the operation of the Distribution Plan or in any agreement related to such plan (“Qualified Trustees”).

The Distribution Plan may be terminated, with respect to any class of a Fund, at any time by a vote of a majority of the Qualified Trustees or by vote of a majority of the outstanding voting shares of the class of such Fund to which it applies (as defined in the 1940 Act and the rules thereunder). The Distribution Plan may not be amended to increase materially the amount of permitted expenses thereunder without the approval of the affected shareholders and may not be materially amended in any case without a vote of the majority of both the Trustees and the Qualified Trustees. Each of the Funds will preserve copies of any plan, agreement or report made pursuant to the Distribution Plan for a period of not less than six years from the date of the Distribution Plan, and for the first two years such copies will be preserved in an easily accessible place. The Board of Trustees will review at least on a quarterly basis written reports of the amounts expended under the Distribution Plan indicating the purposes for which such expenditures were made. The selection and nomination of Qualified Trustees shall be committed to the discretion of the disinterested Trustees (as defined in the 1940 Act) then in office.

For details of the Distribution fees that the Funds paid to or that were accrued by JPMDS, see “DISTRIBUTOR – Distribution Fees” in Part I of this SAI.

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SECURITIES LENDING AGENT

To generate additional income, certain Funds may lend up to 33 1/3% of their total assets pursuant to agreements (“Borrower Agreements”) requiring that the loan be continuously secured by cash or U.S. Treasury securities. JPMorgan Chase Bank, an affiliate of the Funds, and Goldman Sachs serve as lending agents pursuant to the JPMorgan Agreement and the Goldman Sachs Agreement, respectively.

Under the Goldman Sachs Agreement and the JPMorgan Agreement, Goldman Sachs and JPMorgan Chase Bank, respectively, acting as agents for certain of the Funds, loan securities to approved borrowers pursuant to Borrower Agreements substantially in the form approved by the Board of Trustees in exchange for collateral. During the term of the loan, the Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral in accordance with investment guidelines contained in the JPMorgan Agreement or the Goldman Sachs Agreement. The Fund retains the interest on cash collateral investments but is required to pay the borrower a rebate for the use of cash collateral. The net income earned on the securities lending (after payment of rebates and the lending agent’s fee) is included in the Statement of Operations as income from securities lending (net in the Fund’s financial statements). Information on the investment of cash collateral is shown in the Schedule of Portfolio Investments (in the Fund’s financial statements).

Under the Goldman Sachs Agreement, Goldman Sachs is entitled to a fee equal to a percentage of the earnings on loans of securities. For purposes of this calculation, earnings shall mean: (a) the earnings on investments of cash collateral including waivers and reimbursements made by the Fund’s adviser or its affiliates for the benefit of the Fund that are related solely to investments of cash collateral less (b) the cash collateral fees paid to borrowers in connection with cash collateral. Pursuant to the Third Party Securities Lending Agreement, JPMorgan Chase Bank’s compensation is paid by Goldman Sachs. Under the JPMorgan Agreement, JPMorgan Chase Bank is entitled to a fee, monthly in arrears, equal to (i) 0.03% of the average dollar value of loans of U.S. securities outstanding during a given month; and (ii) 0.09% of the average dollar value of loans of non-U.S. securities outstanding during a given month. The purpose of these fees under the JPMorgan Agreement is to cover the custodial, administrative and related costs of securities lending including securities movement, settlement of trades involving cash received as collateral, custody of collateral and marking to market loans.

CUSTODIAN

Pursuant to the Global Custody and Fund Accounting Agreement with JPMorgan Chase Bank, 270 Park Avenue, New York, New York 10017 (the “JPMorgan Custody Agreement”), JPMorgan Chase Bank serves as the custodian and fund accounting agent for each of the Funds, other than the JPMorgan SR Funds. Pursuant to the JPMorgan Custody Agreement, JPMorgan Chase Bank is responsible for holding portfolio securities and cash and maintaining the books of account and records of portfolio transactions. JPMorgan Chase Bank is an affiliate of the Advisers.

With respect to the JPMorgan SR Funds, pursuant to the Global Custody and Fund Accounting Agreement between JPMFM, JPMT I on behalf of the JPMorgan SR Funds, and JPMorgan Chase Bank, 270 Park Avenue, New York, NY 10017, effective May 5, 2006 (the “SR Custody Agreement”), JPMorgan Chase Bank serves as the custodian and funds accounting agent and is responsible for holding portfolio securities and cash and maintaining the books of account and records of portfolio transactions. The fees and expenses under the SR Custody Agreement for custody and fund accounting are paid by JPMFM.

CUSTODY AND FUND ACCOUNTING FEES AND EXPENSES

For custodian services, each Fund (other than the JPMorgan SR Funds) pays to JPMorgan Chase Bank annual safekeeping fees of between 0.0009% and 0.35% of assets held by JPMorgan Chase Bank (depending on the domicile in which the asset is held), calculated monthly in arrears and fees between $2.50 and $80 for securities trades (depending on the domicile in which the trade is settled) and $5.00 for receipt of principal and/or interest on fixed income securities. JPMorgan Chase Bank is also reimbursed for its reasonable out-of-pocket or incidental expenses, including, but not limited to, legal fees.

For custodian services for the JPMorgan SR Funds, JPMFM pays to JPMorgan Chase Bank annual safekeeping fees of between 0.0009% and 0.35% of assets held by JPMorgan Chase Bank (depending on the domicile in which the asset is held) calculated monthly in arrears. JPMFM also pays JPMorgan Chase Bank fees between $2.50 and $80 for securities trades (depending on the domicile in which the trade is settled) and $5.00 for receipt of principal

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and/or interest on fixed income securities. JPMFM shall also pay JPMorgan Chase Bank’s ordinary, reasonable out-of-pocked or incidental expenses other than legal fees and tax or related fees incidental to processing by governmental authorities, issuers or their agents.

JPMorgan Chase Bank also is paid $15, $35 or $60 per proxy (depending on the country where the issuer is located) for its service which helps facilitate the voting of proxies throughout the world.

In addition, JPMorgan Chase Bank provides derivative servicing with respect to swaps, swaptions and bond and currency options. The fees for these services include a transaction fee of up to $40 per new contract, a fee of up to $10 per contract amendment (including transactions such as trade amendments, cancellations, terminations, novations, option exercises, option expiries, maturities or credit events) and a daily fee of up to $0.40 per contract per day for position management services.

With respect to fund accounting services, the following schedule shall be employed in the calculation of the fees payable for the services provided under the JPMorgan Custody Agreement and the SR Custody Agreement. For purposes of determining the asset levels at which a Tier applies, assets for that fund type across the entire J.P. Morgan Funds Complex shall be used.

Money Market Funds:
Tier One	First $250 billion	0.0014%
Tier Two	Over $250 billion	0.0010%

U.S. Fixed Income Funds:
Tier One	First $25 billion	0.0040%
Tier Two	Next $35 billion	0.0025%
Tier Three	Over $60 billion	0.0020%

U.S. Equity Funds:
Tier One	First $25 billion	0.0035%
Tier Two	Next $35 billion	0.0020%
Tier Three	Over $60 billion	0.0015%

International Funds:
Tier One	First $12.5 billion	0.0050%
Tier Two	Over $12.5 billion	0.0040%

Emerging Markets Funds:
Tier One	First $12.5 billion	0.0060%
Tier Two	Over $12.5 billion	0.0050%

Other Fees:
Multi-Managed Funds (per manager)		$10,000
Fund of Funds (for a Fund of Funds that invests in J.P. Morgan Funds only)		$15,000
Short Extension Portfolio Services		$70,000
Additional Share Classes		$2,000
(For certain Funds of Funds, this additional class expense applies after the third class.)

Minimums:
(except for certain Funds of Funds subject to the fee described above)
U.S. Equity Funds		$20,000
U.S. Fixed Income Funds		$25,000
Money Markets Funds		$15,000
International Funds		$35,000
Emerging Markets Funds		$40,000
Highbridge Statistical Market
Neutral Fund and
Highbridge Dynamic Commodities
Strategy Fund		$30,000

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TRANSFER AGENT

Boston Financial Data Services, Inc. (“BFDS” or “Transfer Agent”), 2000 Crown Colony Drive, Quincy, MA 02169, serves as each Fund’s transfer and dividend disbursing agent. As transfer agent and dividend disbursing agent, BFDS is responsible for maintaining account records, detailing the ownership of Fund shares and for crediting income, capital gains and other changes in share ownership to shareholder accounts.

SHAREHOLDER SERVICING

The Trusts, on behalf of the Funds have entered into a shareholder servicing agreement, effective February 19, 2005, with JPMDS (“Shareholder Servicing Agreement”). The Shareholder Servicing Agreement for Institutional Class Shares of JPMT II became effective on August 12, 2004. Under the Shareholder Servicing Agreement, JPMDS will provide, or cause its agents to provide, any combination of the (i) personal shareholder liaison services and shareholder account information services (“Shareholder Services”) described below and/or (ii) other related services (“Other Related Services”) as also described below.

“Shareholder Services” include (a) answering shareholder inquiries (through electronic and other means) regarding account status and history, the manner in which purchases and redemptions of Fund shares may be effected, and certain other matters pertaining to the Funds; (b) providing shareholders with information through electronic means; (c) assisting shareholders in completing application forms, designating and changing dividend options, account designations and addresses; (d) arranging for or assisting shareholders with respect to the wiring of the funds to and from shareholder accounts in connection with shareholder orders to purchase, redeem or exchange shares; (e) verifying shareholder requests for changes to account information; (f) handling correspondence from shareholders about their accounts; (g) assisting in establishing and maintaining shareholder accounts with the Trusts; and (h) providing other shareholder services as the Trusts or a shareholder may reasonably request, to the extent permitted by applicable law.

“Other Related Services” include (a) aggregating and processing purchase and redemption orders for shares; (b) providing shareholders with account statements showing their purchases, sales, and positions in the applicable Fund; (c) processing dividend payments for the applicable Fund; (d) providing sub-accounting services to the Trusts for shares held for the benefit of shareholders; (e) forwarding communications from the Trusts to shareholders, including proxy statements and proxy solicitation materials, shareholder reports, dividend and tax notices, and updated Prospectuses and SAIs; (f) receiving, tabulating and transmitting proxies executed by shareholders; (g) facilitating the transmission and receipt of funds in connection with shareholder orders to purchase, redeem or exchange shares; (h) developing and maintaining the Trusts’ website; (i) developing and maintaining facilities to enable transmission of share transactions by electronic and non-electronic means; (j) providing support and related services to Financial Intermediaries in order to facilitate their processing of orders and communications with shareholders; (k) providing transmission and other functionalities for shares included in investment, retirement, asset allocation, cash management or sweep programs or similar programs or services; and (l) developing and maintaining check writing functionality.

Fees earned by J.P. Morgan Private Investments Inc. (JPMPI, the Subadviser for the J.P. Morgan Access Funds) for managing certain accounts may vary, particularly because for multiple accounts, JPMPI is paid based upon the performance results for those accounts. In addition, some of the portfolio managers have personal investments in other accounts. This could create a conflict of interest because the portfolio managers could have an incentive to favor certain accounts over others, resulting in other accounts outperforming the Fund. JPMPI believes that such conflicts are mitigated in part because the Fund will be investing predominantly in mutual funds and structured notes the prices of which are fixed at the close of the trading day for all investors. With respect to other securities, JPMPI utilizes JPMIM’s trading desk and systems in order to participate in JPMIM’s policies designed to achieve fair and equitable allocation of investment opportunities. JPMPI also has policies and procedures that seek to manage conflicts and monitors a variety of areas, including compliance with fund guidelines, review of allocation decisions and compliance with its Code of Ethics and J.P. Morgan Chase and Co.’s Code of Conduct.

For details of fees paid by the Funds to JPMDS for Shareholder Services and Other Related Services under the Shareholder Servicing Agreement, see “SHAREHOLDER SERVICING — Shareholder Services Fees” in Part I of this SAI.

To the extent it is not otherwise required by its contractual agreement to limit a Fund’s expenses as described in the Prospectuses for the Funds, JPMDS may voluntarily agree from time to time to waive a portion of the fees payable to it under the Shareholder Servicing Agreement with respect to each Fund on a month-to-month basis.

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JPMDS may enter into service agreements with Financial Intermediaries under which it will pay all or a portion of such fees received from the Funds to such entities for performing Shareholder Services and/or Other Related Services, as described above, for shareholders. Such Financial Intermediaries may include, without limitation, any person who is an affiliate of JPMDS.

If not terminated, the Shareholder Servicing Agreement will continue for successive one year terms beyond October 31 of each year, provided that such continuance is specifically approved at least annually by the vote of a majority of those members of the Board of Trustees of the Trusts who are not parties to the Shareholder Servicing Agreement or interested persons (as defined in the 1940 Act) of any such party. The Shareholder Servicing Agreement may be terminated without penalty, on not less than 60 days’ prior written notice, by the Board of Trustees of the Trusts or by JPMDS. The Shareholder Servicing Agreement will also terminate automatically in the event of its assignment.

Financial Intermediaries may offer additional services to their customers, including specialized procedures and payment for the purchase and redemption of Fund shares, such as pre-authorized or systematic purchase and redemption programs, “sweep” programs, cash advances and redemption checks. Each Financial Intermediary may establish its own terms and conditions, including limitations on the amounts of subsequent transactions, with respect to such services. Certain Financial Intermediaries may (although they are not required by the Trusts to do so) credit to the accounts of their customers from whom they are already receiving other fees amounts not exceeding such other fees or the fees for their services as Financial Intermediaries.

For shareholders that bank with JPMorgan Chase Bank, JPMDS may aggregate investments in the Funds with balances held in JPMorgan Chase Bank accounts for purposes of determining eligibility for certain bank privileges that are based on specified minimum balance requirements, such as reduced or no fees for certain banking services or preferred rates on loans and deposits. JPMorgan Chase Bank and certain broker-dealers and other Financial Intermediaries may, at their own expense, provide gifts such as computer software packages, guides and books related to investments or additional Fund shares valued up to $250 to their customers that invest in the J.P. Morgan Funds.

JPMDS or its affiliates may from time to time, at its or their own expense, out of compensation retained by them from the Funds or from other sources available to them, make additional payments to certain selected dealers or other Financial Intermediaries for performing administrative services for their customers. These services include maintaining account records, processing orders to purchase, redeem and exchange Fund shares and responding to certain customer inquiries. The amount of such compensation may be up to an additional 0.10% annually of the average net assets of the Funds attributable to shares of the Funds held by the customer of such Financial Intermediaries. Such compensation does not represent an additional expense to the Funds or to their shareholders, since it will be paid by JPMDS.

JPMDS, the Funds and their affiliates, agents and subagents may share certain information about shareholders and their accounts, as permitted by law and as described in the J.P. Morgan Funds Privacy Policy provided with your Prospectus, and also available on the J.P. Morgan Funds website at www.jpmorganfunds.com.

EXPENSES

Except for the JPMorgan SR Funds, the Funds pay the expenses incurred in their operations, including their pro-rata share of expenses of the Trusts. These expenses include: investment advisory and administrative fees; the compensation of the Trustees; registration fees; interest charges; taxes; expenses connected with the execution, recording and settlement of security transactions; fees and expenses of the Funds’ custodian for all services to the Funds, including safekeeping of funds and securities and maintaining required books and accounts; expenses of preparing and mailing reports to investors and to government offices and commissions; expenses of meetings of investors; fees and expenses of independent accountants, legal counsel and any transfer agent, registrar or dividend disbursing agent of the Trusts; insurance premiums; and expenses of calculating the NAV of, and the net income on, shares of the Funds. Shareholder servicing and distribution fees are all allocated to specific classes of the Funds. In addition, the Funds may allocate transfer agency and certain other expenses by class. Service providers to a Fund may, from time to time, voluntarily waive all or a portion of any fees to which they are entitled.

With respect to the JPMorgan SR Funds, the Administrator pays many of the ordinary expenses incurred by the Funds in their operations including organization costs, taxes, ordinary fees and expenses for legal and auditing services, fees and expenses of pricing services, the expenses of preparing (including typesetting), printing and mailing reports, prospectuses, statements of additional information, proxy solicitation material and notices to

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existing shareholders, all expenses incurred in connection with issuing and redeeming shares, the cost of custodial and fund accounting services, and the cost of initial and ongoing registration of the shares under Federal and state securities laws. The Funds pay the following fees and expenses, including their pro-rata share of the following fees and expenses of the Trust: (1) transfer agency, (2) shareholder servicing, (3) distribution fees, (4) brokerage costs, (5) all fees and expenses of Trustees, (6) the portion of the compensation of the Trust’s Chief Compliance Officer (CCO) attributable to the Funds on the basis of relative net assets, (7) costs of the Trust’s CCO Program, (8) insurance, including fidelity bond and D&O insurance, (9) interest, (10) litigation and (11) other extraordinary or nonrecurring expenses. Shareholder servicing and distribution fees are allocated to specific classes of the Funds. Service providers to the Funds may, from time to time, voluntarily waive all or a portion of any fees to which they are entitled.

JPMIM, SCR&M, JPMFM and JPMDS have agreed that they will waive fees or reimburse the Funds as described in the Prospectuses.

FINANCIAL INTERMEDIARIES

The services provided by Financial Intermediaries may include establishing and maintaining shareholder accounts, processing purchase and redemption transactions, arranging for bank wires, performing shareholder subaccounting, answering client inquiries regarding the Funds, assisting clients in changing dividend options, account designations and addresses, providing periodic statements showing the client’s account balance and integrating these statements with those of other transactions and balances in the client’s other accounts serviced by the Financial Intermediary, transmitting proxy statements, periodic reports, updated prospectuses and other communications to shareholders and, with respect to meetings of shareholders, collecting, tabulating and forwarding executed proxies and obtaining such other information and performing such other services as JPMDS or clients of the Financial Intermediary may reasonably request and agree upon with the Financial Intermediary.

Financial Intermediaries may establish their own terms and conditions for providing their services and may charge investors a transaction-based or other fee for their services. Such charges may vary among Financial Intermediaries, but in all cases will be retained by the Financial Intermediary and will not be remitted to a Fund or JPMDS.

Certain Funds have authorized one or more Financial Intermediaries to accept purchase and redemption orders on their behalf. Such Financial Intermediaries are authorized to designate other intermediaries to accept purchase and redemption orders on a Fund’s behalf. Such Funds will be deemed to have received a purchase or redemption order when a Financial Intermediary or, if applicable, that Financial Intermediary’s authorized designee accepts the order. These orders will be priced at the Fund’s NAV next calculated after they are so accepted.

The Funds may also enter into agreements with Financial Intermediaries pursuant to which the Funds will pay the Financial Intermediary for services such as networking, sub-transfer agency and/or omnibus accounting. Payments made pursuant to such agreements are generally based on either (1) a percentage of the average daily net assets of clients serviced by such Financial Intermediary up to a set maximum dollar amount per shareholder account serviced, or (2) the number of accounts serviced by such Financial Intermediary. Any payments made pursuant to such agreements are in addition to, rather than in lieu of, Rule 12b-1 fees and shareholder servicing fees the Financial Intermediary may also be receiving pursuant to agreements with the Distributor and shareholder servicing agent, respectively. From time to time, JPMDS, JPMIM or their affiliates may pay a portion of the fees for networking, sub-transfer agency and/or omnibus accounting at its or their own expense and out of its or their legitimate profits.

ADDITIONAL COMPENSATION TO FINANCIAL INTERMEDIARIES

JPMDS and JPMIM, at their own expense and out of their legitimate profits, may provide cash incentives (sometimes referred to as “other cash compensation”) to Financial Intermediaries. Additional cash incentives may also be paid by other affiliates of JPMDS and JPMIM from time to time. Those additional cash incentives are payments over and above any sales charges (including 12b-1 fees), shareholder servicing, sub-transfer agency or networking fees which are disclosed elsewhere in the Funds’ prospectuses or in this SAI. These additional cash payments are generally made to Financial Intermediaries that provide shareholder, sub-transfer agency or administrative services or marketing support. Marketing support may include access to sales meetings, sales representatives and Financial Intermediary management representatives and/or for training and educating a Financial Intermediary’s employees. Cash compensation may also be paid to Financial Intermediaries for inclusion of the Funds on a sales list including a preferred or select sales list, in other sales programs or as an expense

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reimbursement in cases where the Financial Intermediary provides shareholder services to Fund shareholders. JPMIM and JPMDS may also pay cash compensation in the form of finders’ fees that vary depending on the Fund and the dollar amount of shares sold. In addition, JPMDS may pay Financial Intermediaries an additional commission on the sale of Fund shares subject to a contingent deferred sales charge (“CDSC”). JPMIM and its affiliates may pay any ticket charges applied to Fund shares.

Other cash compensation payments made by JPMDS, JPMIM and/or their affiliates may be different for different Financial Intermediaries and may vary with respect to the type of fund (e.g., equity fund or fixed income fund) sold by the Financial Intermediary. Other cash compensation payments are usually structured in one of three ways: (i) basis point payments on gross sales; (ii) basis point payments on net assets; and/or (iii) fixed dollar amount payments. Other cash compensation payments are always made only to the firm, never to individuals.

For details of the amounts paid by the Funds’ Adviser and Distributor for all of the Funds pursuant to their other cash compensation arrangements, see “FINANCIAL INTERMEDIARIES — Other Cash Compensation” in Part I of this SAI.

To the extent permitted by the FINRA regulations, JPMIM, JPMDS and their affiliates may also pay non-cash compensation to sales representatives of Financial Intermediaries in the form of: (i) occasional gifts; (ii) occasional meals, tickets or other entertainment; and/or (iii) sponsorship support of regional or national events of Financial Intermediaries or due diligence meetings.

If investment advisers, distributors or affiliates of mutual funds pay bonuses and incentives in differing amounts, Financial Intermediaries and their financial consultants may have financial incentives for recommending a particular mutual fund over other mutual funds. In addition, depending on the arrangements in place at any particular time, a Financial Intermediary and its financial consultants may also have a financial incentive for recommending a particular share class over the other share classes.

Finders’ Fees. JPMDS may pay Financial Intermediaries who sell over $1 million of Class A Shares of certain Funds a finder’s fee. JPMDS reserves the right to alter or change the finder’s fee policy at any time at its own discretion. If a plan redeems all of the shares for which a finder’s fee has been paid within 12 months of the purchase date, JPMDS will reclaim the finder’s fee paid to the Financial Intermediary rather than charge a CDSC to the plan.

For details of finders’ fee commissions paid to Financial Intermediaries, see “FINANCIAL INTERMEDIARIES — Finders’ Fee Commissions” in Part I of this SAI.

For details of the finder’s fee amounts paid by the Adviser and Distributor for the Funds’ most recent fiscal year, see “FINANCIAL INTERMEDIARIES — Finders’ Fee Commissions” in Part I of this SAI.

TRUST COUNSEL

The law firm of Dechert LLP, 1095 Avenue of the Americas, New York, NY 10036-6797, is counsel to the Trusts.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The independent registered public accounting firm for the Trusts and the Funds is PricewaterhouseCoopers LLP, 300 Madison Avenue, New York, NY 10017. PricewaterhouseCoopers LLP conducts an annual audit of the financial statements of each of the Funds and assists in the preparation and/or review of each Fund’s federal and state income tax returns.

DIVIDENDS AND DISTRIBUTIONS

Each Fund declares and pays dividends and distributions as described under “Distribution and Tax Matters” in the Prospectuses. Dividends may differ between classes as a result of differences in distribution expenses or other class-specific expenses.

Dividends and capital gains distributions paid by a Fund are automatically reinvested in additional shares of the Fund unless the shareholder has elected to have them paid in cash. Dividends and distributions to be paid in cash are credited to the shareholder’s pre-assigned bank account or are mailed by check in accordance with the customer’s instructions. The Funds reserve the right to discontinue, alter or limit the automatic reinvestment privilege at any time.

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If a shareholder has elected to receive dividends and/or capital gain distributions in cash and the postal or other delivery service is unable to deliver checks to the shareholder’s address of record, such shareholder’s distribution option will automatically be converted to having all dividend and other distributions reinvested in additional shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks. With regard to Funds that accrue dividends daily, dividends will only begin to accrue after a Fund receives payment for shares. Once a Fund distributes proceeds from a redemption, shares are no longer entitled to receive any dividends that are declared.

NET ASSET VALUE

Shares are sold at NAV per share, plus a sales charge, if any. This is also known as the offering price. Shares are also redeemed at NAV, minus any applicable deferred sales charges. Each class of shares in each Fund has a different NAV. This is primarily because each class has class specific expenses such as distribution and shareholder servicing fees.

The NAV per share of a class of a Fund is equal to the value of all the assets attributable to that class, minus the liabilities attributable to that class, divided by the number of outstanding shares of that class. The following is a discussion of the procedures used by the Funds in valuing their assets.

Securities for which market quotations are readily available are generally valued at their current market value. Other securities and assets, including securities for which market quotations are not readily available; market quotations are determined not to be reliable; or, their value has been materially affected by events occurring after the close of trading on the exchange or market on which the security is principally traded (for example, a natural disaster affecting an entire country or region, or an event that affects an individual company) but before a Fund’s NAV is calculated, may be valued at its fair value in accordance with policies and procedures adopted by the J.P. Morgan Funds’ Board of Trustees. Fair value represents a good faith determination of the value of a security or other asset based upon specifically applied procedures. Fair valuation determinations may require subjective determinations. There can be no assurance that the fair value of an asset is the price at which the asset could have been sold during the period in which the particular fair value was used in determining the Fund’s NAV.

Equity securities listed on a North American, Central American, South American or Caribbean (“Americas”) securities exchange are generally valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Funds are valued. The value of securities listed on the NASDAQ Stock Market, Inc. is generally the NASDAQ official closing price.

Generally, trading of foreign securities on most foreign markets is completed before the close in trading in U.S. markets. The Funds have implemented fair value pricing on a daily basis for all equity securities other than Americas equity securities. The fair value pricing utilizes the quotations of an independent pricing service. Trading on foreign markets may also take place on days on which the U.S. markets and the Funds are closed.

Shares of open-end investment companies are valued at their NAVs.

Fixed income securities with a remaining maturity of 61 days or more are valued using market quotations supplied by approved independent third party pricing services, affiliated pricing services or broker/dealers. In determining security prices, pricing services and broker/dealers may consider a variety of inputs and factors, including, but not limited to proprietary models that may take into account market transactions in securities with comparable characteristics, yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, underlying collateral and estimated cash flows.

Generally, short-term securities which mature in 60 days or less are valued at amortized cost if their maturity at acquisition was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their maturity when acquired by a Fund was more than 60 days.

Assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the prevailing market rates from an approved independent pricing service as of 4:00 PM ET.

Options (e.g., on stock indices, equity or debt securities) traded on U.S. securities exchanges are valued at the last sale or close price at the close of options trading on such exchanges.

Options traded on foreign exchanges are valued at the settled price, or if no settled price is available, at the last sale price available prior to the calculation of a Fund’s NAV.

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Exchange traded futures (e.g., on stock indices, debt securities or commodities) are valued at the settled price, or if no settled price is available, at the last sale price as of the close of the exchanges on which they trade.

Non-listed over-the-counter options and futures are valued at the evaluated price provided by a counterparty or broker/dealer.

Swaps and structured notes are priced generally by an approved independent third party or affiliated pricing service or at an evaluated price provided by a counterparty or broker/dealer.

Certain fixed income securities and swaps may be valued using market quotations or valuations provided by pricing services affiliated with the Adviser. Valuations received by the Funds from affiliated pricing services are the same as those provided to other affiliated and unaffiliated entities by these affiliated pricing services.

The Money Market Funds’ portfolio securities are valued at their amortized cost. The purpose of this method of calculation is to attempt to maintain a constant NAV per share of each Fund of $1.00. No assurances can be given that this goal can be attained. The amortized cost method of valuation values a security at its cost at the time of purchase and thereafter assumes an amortization that would produce a constant yield to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. The Board of Trustees has established procedures and directed certain officers of the Funds to monitor the differences between the NAVs calculated based on amortized cost and market value at predetermined intervals but no less frequently than weekly, and to report to the Board of Trustees such differences. If a difference of more than 1/2 of 1% occurs between valuation based on the amortized cost method and valuation based on market value, the Board of Trustees may take steps necessary to reduce such deviation if it believes that such deviation will result in material dilution or any unfair results to investors or existing shareholders. Actions that may be taken by the Board of Trustees include (i) redeeming shares in kind, (ii) selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten the average maturity of portfolio securities, (iii) withholding or supplementing dividends (iv) utilizing a net asset value per share as determined by using available market quotations, or (v) reducing the number of outstanding Fund shares. Any reduction of outstanding shares will be accomplished by having each shareholder contribute to a Fund’s capital the necessary shares on a pro rata basis. Each shareholder will be deemed to have agreed to such contribution in these circumstances by his or her investment in the Funds.

With respect to all Funds, securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Trustees. The Board of Trustees has established an Audit and Valuation Committee to assist the Board of Trustees in its oversight of the valuation of the Funds’ securities. The Funds’ Administrator has established a Valuation Committee (“VC”) to (1) make fair value determinations in certain predetermined situations as outlined in the procedures approved by the Board of Trustees and (2) provide recommendations to the Board of Trustee’s Audit and Valuation Committee in other situations. The VC includes senior representatives from the Funds’ management as well as the Funds’ investment adviser. Fair value situations could include, but are not limited to: (1) a significant event that affects the value of a Fund’s securities (e.g., news relating to natural disasters affecting an issuer’s operations or earnings announcements); (2) illiquid securities; (3) securities that may be defaulted or de-listed from an exchange and are no longer trading; or (4) any other circumstance in which the VC believes that market quotations do not accurately reflect the value of a security.

DELAWARE TRUSTS

JPMT I and JPMT II. JPMT I and JPMT II were each formed as Delaware statutory trusts on November 12, 2004 pursuant to separate Declarations of Trust dated November 5, 2004. JPMT I assumed JPMMFS’ registration pursuant to the 1933 Act and the 1940 Act effective after the close of business on February 18, 2005, and JPMT II assumed One Group Mutual Funds’ registration pursuant to the 1933 Act and the 1940 Act effective after the close of business on February 18, 2005.

Under Delaware law, shareholders of a statutory trust shall have the same limitation of personal liability that is extended to stockholders of private corporations for profit organized under Delaware law, unless otherwise provided in the trust’s governing trust instrument. JPMT I’s and JPMT II’s Declarations of Trust each provides that shareholders of JPMT I and JPMT II shall not be personally liable for the debts, liabilities, obligations and expenses incurred by, contracted for, or otherwise existing with respect to JPMT I or JPMT II or any series or class thereof. In addition, the Declarations of Trust each provides that neither JPMT I or JPMT II, nor the Trustees, officers, employees, nor agents thereof shall have any power to bind personally any shareholders nor to call upon any

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shareholder for payment of any sum of money or assessment other than such as the shareholder may personally agree to pay. Moreover, Declarations of Trust for JPMT I and JPMT II each expressly provide that the shareholders shall have the same limitation of personal liability that is extended to shareholders of a private corporation for profit incorporated in the State of Delaware.

The Declarations of Trust of JPMT I and JPMT II each provides for the indemnification out of the assets held with respect to a particular series of shares of any shareholder or former shareholder held personally liable solely by reason of a claim or demand relating to the person being or having been a shareholder and not because of the shareholder’s acts or omissions. The Declarations of Trust of JPMT I and JPMT II each also provide that JPMT I and JPMT II, on behalf of the applicable series, may, at its option with prior written notice, assume the defense of any claim made against a shareholder.

JPMT I’s and JPMT II’s Declarations of Trust each provides that JPMT I and JPMT II will indemnify their respective Trustees and officers against liabilities and expenses incurred in connection with any proceeding in which they may be involved because of their offices with JPMT I or JPMT II, unless, as to liability to JPMT I or JPMT II or the shareholders thereof, the Trustees engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their offices. In addition, the Declarations of Trust each provides that any Trustee who has been determined to be an “audit committee financial expert” shall not be subject to a greater liability or duty of care because of such determination.

JPMT I and JPMT II shall continue without limitation of time subject to the provisions in the Declarations of Trust concerning termination by action of the shareholders or by action of the Trustees upon written notice to the shareholders.

JPMT I is party to an Agreement and Plan of Investment and Transfer of Assets dated January 17, 2006 pursuant to which it has agreed, out of the assets and property of certain Funds, to indemnify and hold harmless JPMorgan Chase Bank, in its corporate capacity and as trustee of certain common trust funds, and each of its directors and officers, for any breach by JPMT I of its representations, warranties, covenants or agreements under such Agreement or any act, error, omission, neglect, misstatement, materially misleading statement, breach of duty or other act wrongfully done or attempted to be committed by JPMT I or its Board of Trustees or officers, related to the transfer of assets from certain common trust funds to the respective Funds and other related transactions.

MASSACHUSETTS TRUSTS

JPMMFG and JPMMFIT. JPMMFG and JPMMFIT are each organized as a Massachusetts business trust. The Growth Advantage Fund is a separate and distinct series of JPMMFIT. Copies of the Declarations of Trust of each of JPMMFG and JPMMFIT are on file in the office of the Secretary of The Commonwealth of Massachusetts. The Declarations of Trust and By-laws of JPMMFG and JPMMFIT are designed to make JPMMFG and JPMMFIT similar in most respects to a Massachusetts business corporation. The principal distinction between the two forms concerns shareholder liability as described below.

Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust, which is not the case for a corporation. However, JPMMFG’s and JPMMFIT’s Declarations of Trust provide that the shareholders shall not be subject to any personal liability for the acts or obligations of the Funds and that every written agreement, obligation, instrument or undertaking made on behalf of the Funds shall contain a provision to the effect that the shareholders are not personally liable thereunder.

No personal liability will attach to the shareholders under any undertaking containing such provision when adequate notice of such provision is given, except possibly in a few jurisdictions. With respect to all types of claims in the latter jurisdictions, (i) tort claims, (ii) contract claims where the provision referred to is omitted from the undertaking, (iii) claims for taxes, and (iv) certain statutory liabilities in other jurisdictions, a shareholder may be held personally liable to the extent that claims are not satisfied by the Funds. However, upon payment of such liability, the shareholder will be entitled to reimbursement from the general assets of the Funds. The Boards of Trustees intend to conduct the operations of JPMMFG and JPMMFIT in such a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Funds.

JPMMFG’s and JPMMIT’s Declarations of Trust each provides that JPMMFG and JPMMFIT will each indemnify their respective Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with JPMMFG or JPMMFIT, unless, as to liability to JPMMFG or JPMMFIT or their shareholders, it is finally adjudicated that the Trustees engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices or with respect

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to any matter unless it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interests of JPMMFG or JPMMFIT. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or other disposition, or by a reasonable determination based upon a review of readily available facts, by vote of a majority of disinterested Trustees or in a written opinion of independent counsel, that such officers or Trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

JPMMFIT shall continue without limitation of time subject to the provisions in its Declarations of Trust concerning termination by action of the shareholders or by action of the Trustees upon notice to the shareholders. JPMMFG liquidated effective November 29, 2012, and is in the process of winding up its affairs.

MARYLAND CORPORATION

JPMFMFG. JPMFMFG is a diversified open-end management investment company which was organized as a Maryland corporation, on August 19, 1997. Effective April 30, 2003, the name of JPMFMFG was changed from Fleming Mutual Fund Group, Inc. to J.P. Morgan Fleming Mutual Fund Group, Inc.

The Articles of Incorporation of JPMFMFG provide that a Director shall be liable only for his own willful defaults and, if reasonable care has been exercised in the selection of officers, agents, employees or investment advisers, shall not be liable for any neglect or wrongdoing of any such person. The Articles of Incorporation also provide that JPMFMFG will indemnify its Directors and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with JPMFMFG to the fullest extent permitted by law. However, nothing in the Articles of Incorporation shall protect or indemnify a Director against any liability for his willful misfeasance, bad faith, gross negligence or reckless disregard of his duties.

DESCRIPTION OF SHARES

Shares of JPMT I and JPMT II. JPMT I and JPMT II are open-end, management investment companies organized as Delaware statutory trusts. Each Fund represents a separate series of shares of beneficial interest. See “Delaware Trusts.”

The Declarations of Trust of JPMT I and JPMT II each permits the Trustees to issue an unlimited number of full and fractional shares ($0.0001 par value) of one or more series and classes within any series and to divide or combine the shares of any series or class without materially changing the proportionate beneficial interest of such shares of such series or class in the assets held with respect to that series. Each share represents an equal beneficial interest in the net assets of a Fund with each other share of that Fund. The Trustees of JPMT I and JPMT II may authorize the issuance of shares of additional series and the creation of classes of shares within any series with such preferences, voting powers, rights, duties and privileges as the Trustees may determine; however, the Trustees may not classify or change outstanding shares in a manner materially adverse to shareholders of each share. Upon liquidation of a Fund, shareholders are entitled to share pro rata in the net assets of a Fund available for distribution to such shareholders. The rights of redemption and exchange are described in the Prospectuses and elsewhere in this SAI.

The shareholders of each Fund are entitled to one vote for each dollar of NAV (or a proportionate fractional vote with respect to the remainder of the NAV of shares, if any), on matters on which shares of a Fund shall be entitled to vote. Subject to the 1940 Act, the Trustees themselves have the power to alter the number and the terms of office of the Trustees, to lengthen their own terms, or to make their terms of unlimited duration subject to certain removal procedures, and appoint their own successors, provided, however, that immediately after such appointment the requisite majority of the Trustees have been elected by the shareholders of JPMT I or JPMT II, respectively. The voting rights of shareholders are not cumulative with respect to the election of Trustees. It is the intention of JPMT I and JPMT II not to hold meetings of shareholders annually. The Trustees may call meetings of shareholders for action by shareholder vote as may be required by either the 1940 Act or the Declarations of Trust of JPMT I and JPMT II.

Each share of a series or class represents an equal proportionate interest in the assets in that series or class with each other share of that series or class. The shares of each series or class participate equally in the earnings, dividends and assets of the particular series or class. Expenses of JPMTI and JPMT II which are not attributable to a specific series or class are allocated among all of their series in a manner deemed by the Trustees to be fair and equitable. Shares have no pre-emptive or conversion rights, and when issued, are fully paid and non-assessable. Shares of each series or class generally vote together, except when required under federal securities laws to vote

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separately on matters that may affect a particular class, such as the approval of distribution plans for a particular class.

The Trustees of JPMT I and JPMT II may, without shareholder approval (unless otherwise required by applicable law): (i) cause JPMT I or JPMT II to merge or consolidate with or into one or more trusts (or series thereof to the extent permitted by law, partnerships, associations, corporations or other business entities (including trusts, partnerships, associations, corporations, or other business entities created by the Trustees to accomplish such merger or consolidation) so long as the surviving or resulting entity is an investment company as defined in the 1940 Act, or is a series thereof, that will succeed to or assume JPMT I or JPMT II’s registration under the 1940 Act and that is formed, organized, or existing under the laws of the U.S. or of a state, commonwealth, possession or territory of the U.S., unless otherwise permitted under the 1940 Act; (ii) cause any one or more series or classes of JPMT I or JPMT II to merge or consolidate with or into any one or more other series or classes of JPMT I or JPMT II, one or more trusts (or series or classes thereof to the extent permitted by law), partnerships, associations, corporations; (iii) cause the shares to be exchanged under or pursuant to any state or federal statute to the extent permitted by law; or (iv) cause JPMT I or JPMT II to reorganize as a corporation, limited liability company or limited liability partnership under the laws of Delaware or any other state or jurisdiction. However, the exercise of such authority may be subject to certain restrictions under the 1940 Act.

The Trustees may, without shareholder vote, generally restate, amend or otherwise supplement JPMT I or JPMT II’s governing instruments, including the Declarations of Trust and the By-Laws, without the approval of shareholders, subject to limited exceptions, such as the right to elect Trustees.

The Trustees, without obtaining any authorization or vote of shareholders, may change the name of any series or class or dissolve or terminate any series or class of shares.

Shares have no subscription or preemptive rights and only such conversion or exchange rights as the Board may grant in its discretion. When issued for payment as described in the Prospectus and this SAI, JPMT I’s and JPMT II’s Shares will be fully paid and non-assessable. In the event of a liquidation or dissolution of JPMT I or JPMT II, Shares of a Fund are entitled to receive the assets available for distribution belonging to the Fund, and a proportionate distribution, based upon the relative asset values of the respective Funds, of any general assets not belonging to any particular Fund which are available for distribution.

Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as JPMT I or JPMT II shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding Shares of each Fund affected by the matter. For purposes of determining whether the approval of a majority of the outstanding Shares of a Fund will be required in connection with a matter, a Fund will be deemed to be affected by a matter unless it is clear that the interests of each Fund in the matter are identical, or that the matter does not affect any interest of the Fund. Under Rule 18f-2, the approval of an investment advisory agreement or any change in investment policy would be effectively acted upon with respect to a Fund only if approved by a majority of the outstanding Shares of such Fund. However, Rule 18f-2 also provides that the ratification of independent public accountants, the approval of principal underwriting contracts, and the election of Trustees may be effectively acted upon by Shareholders of the Trust voting without regard to series.

Each share class of a Fund has exclusive voting rights with respect to matters pertaining to the Fund’s Distribution and Shareholder Services Plans, Distribution Plans or Shareholder Services Plan applicable to those classes.

Shares of JPMMFIT. JPMMFIT is an open-end, management investment company which is organized as a Massachusetts business trust. The Growth Advantage Fund represents a separate series of shares of beneficial interest of JPMMFIT. See “Massachusetts Trust.”

The Declaration of Trust of JPMMFIT permits the Trustees to issue an unlimited number of full and fractional shares ($0.001 par value) of one or more series and classes within any series and to divide or combine the shares (of any series, if applicable) without changing the proportionate beneficial interest of each shareholder in the Fund (or in the assets of other series, if applicable). Each share represents an equal proportional interest in the Fund with each other share. Upon liquidation of the Fund, holders are entitled to share pro-rata in the net assets of the Fund available for distribution to such shareholders. See “Massachusetts Trusts.” The rights of redemption and exchange are described in the Prospectuses and elsewhere in this SAI.

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The shareholders of the Fund are entitled to one vote for each whole share (with fractional shares entitled to a proportionate fractional vote) on matters on which shares of the Fund shall be entitled to vote. Subject to the 1940 Act, the Trustees themselves have the power to alter the number and the terms of office of the Trustees, to lengthen their own terms, or to make their terms of unlimited duration subject to certain removal procedures, and appoint their own successors, provided, however, that immediately after such appointment the requisite majority of the Trustees have been elected by the shareholders of JPMMFIT. The voting rights of shareholders are not cumulative so that holders of more than 50% of the shares voting can, if they choose, elect all Trustees being selected while the shareholders of the remaining shares would be unable to elect any Trustees. It is the intention of JPMMFIT not to hold meetings of shareholders annually. The Trustees may call meetings of shareholders for action by shareholder vote as may be required by either the 1940 Act or the Declarations of Trust.

Each share of a series or class represents an equal proportionate interest in that series or class with each other share of that series or class. The shares of each series or class participate equally in the earnings, dividends and assets of the particular series or class. Expenses of JPMMFIT which are not attributable to a specific series or class are allocated among all of its series in a manner believed by management of JPMMFIT to be fair and equitable. Shares have no pre-emptive or conversion rights. Shares when issued are fully paid and non-assessable, except as set forth below. Shares of each series or class generally vote together, except when required under federal securities laws to vote separately on matters that may affect a particular class, such as the approval of distribution plans for a particular class.

The Trustees may, however, authorize the issuance of shares of additional series and the creation of classes of shares within any series with such preferences, privileges, limitations and voting and dividend rights as the Trustees may determine. The proceeds from the issuance of any additional series would be invested in separate, independently managed Funds with distinct investment objectives, policies and restrictions, and share purchase, redemption and net asset valuation procedures. Any additional classes would be used to distinguish among the rights of different categories of shareholders, as might be required by future regulations or other unforeseen circumstances. All consideration received by the Fund for shares of any additional series or class, and all assets in which such consideration is invested, would belong to that series or class, subject only to the rights of creditors of the Fund and would be subject to the liabilities related thereto. Shareholders of any additional series or class will approve the adoption of any management contract or distribution plan relating to such series or class and of any changes in the investment policies related thereto, to the extent required by the 1940 Act.

Shareholders of the Fund have the right, upon the declaration in writing or vote of more than two-thirds of its outstanding shares, to remove a Trustee. The Trustees will call a meeting of shareholders to vote on removal of a Trustee upon the written request of the record holders of 10% of the Fund’s shares. In addition, whenever ten or more shareholders of record who have been such for at least six months preceding the date of application, and who hold in the aggregate either shares having a NAV of at least $25,000 or at least 1% of JPMMFIT’s outstanding shares, whichever is less, shall apply to the Trustees in writing, stating that they wish to communicate with other shareholders with a view to obtaining signatures to request a meeting for the purpose of voting upon the question of removal of the Trustee or Trustees and accompanied by a form of communication and request which they wish to transmit, the Trustees shall within five business days after receipt of such application either: (1) afford to such applicants access to a list of the names and addresses of all shareholders as recorded on the books of the Trust; or (2) inform such applicants as to the approximate number of shareholders of record, and the approximate cost of mailing to them the proposed communication and form of request. If the Trustees elect to follow the latter course, the Trustees, upon the written request of such applicants, accompanied by a tender of the material to be mailed and of the reasonable expenses of mailing, shall, with reasonable promptness, mail such material to all shareholders of record at their addresses as recorded on the books, unless within five business days after such tender the Trustees shall mail to such applicants and file with the SEC, together with a copy of the material to be mailed, a written statement signed by at least a majority of the Trustees to the effect that in their opinion either such material contains untrue statements of fact or omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law, and specifying the basis of such opinion. After opportunity for hearing upon the objections specified in the written statements filed, the SEC may, and if demanded by the Trustees or by such applicants shall, enter an order either sustaining one or more of such objections or refusing to sustain any of them. If the SEC shall enter an order refusing to sustain any of such objections, or if, after the entry of an order sustaining one or more of such objections, the SEC shall find, after notice and opportunity for hearing, that all objections so sustained have been met, and shall enter an order so declaring, the Trustees shall mail copies of such material to all shareholders with reasonable promptness after the entry of such order and the renewal of such tender.

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For information relating to mandatory redemption of Fund shares or their redemption at the option of JPMMFIT under certain circumstances, see “Purchases, Redemptions and Exchanges”.

Shares of JPMFMFG. The Articles of Incorporation of JPMFMFG permit the classes of JPMFMFG to offer 812,500,000 shares of common stock, with $.001 par value per share. Pursuant to JPMFMFG’s Articles of Incorporation, the Board may increase the number of shares that the classes of JPMFMFG are authorized to issue without the approval of the shareholders of each class of JPMFMFG. The Board of Directors has the power to designate and redesignate any authorized but unissued shares of capital stock into one or more classes of shares and separate series within each such class, to fix the number of shares in any such class or series and to classify or reclassify any unissued shares with respect to such class or series.

Each share of a series in JPMFMFG represents an equal proportionate interest in that series with each other share. Shares are entitled upon liquidation to a pro rata share in the net assets of the series. Shareholders have no preemptive rights. All consideration received by JPMFMFG for shares of any series and all assets in which such consideration is invested would belong to that series and would be subject to the liabilities related thereto. Share certificates representing shares will not be issued.

Under Maryland law, JPMFMFG is not required to hold an annual meeting of its shareholders unless required to do so under the 1940 Act.

Each share in each series of the Fund represents an equal proportionate interest in that series of the Fund with each other share of that series of the Fund. The shares of each series and class participate equally in the earnings, dividends and assets of the particular series or class. Expenses of JPMFMFG which are not attributable to a specific series or class are allocated among all the series and classes in a manner believed by management of JPMFMFG to be fair and equitable. Shares of each series or class generally vote together, except when required by federal securities laws to vote separately on matters that may affect a particular series or class differently, such as approval of a distribution plan.

PORTFOLIO HOLDINGS DISCLOSURE

As described in the Prospectuses and pursuant to the procedures approved by the Trustees, each business day, a Fund will make available to the public upon request to J.P. Morgan Funds Services or the J.P. Morgan Institutional Funds Service Center (1-800-480-4111 or 1-800-766-7722, as applicable) a complete, uncertified schedule of its portfolio holdings as of the prior business day for the Money Market Funds and as of the last day of that prior month for all other Funds. In addition, from time to time, each Fund may post portfolio holdings on the J.P. Morgan Funds’ website on a more timely basis.

The Funds’ publicly available uncertified, complete list of portfolio holdings information, as described above, may also be provided regularly pursuant to a standing request, such as on a monthly or quarterly basis, to (i) third party service providers, rating and ranking agencies, financial intermediaries, and affiliated persons of the Funds and (ii) clients of the Fund’s Adviser or its affiliates that invest in the Funds or such clients’ consultants. No compensation or other consideration is received by a Fund or the Fund’s Adviser, or any other person for these disclosures.

For a list of the entities that receive the Funds’ portfolio holdings information, the frequency with which it is provided and the length of the lag between the date of the information and the date it is disclosed, see “PORTFOLIO HOLDINGS DISCLOSURE” in Part I of this SAI.

In addition, certain service providers to the Funds or the Adviser, Administrator, Shareholder Servicing Agent or Distributor may for legitimate business purposes receive the Funds’ portfolio holdings information earlier than the time period specified in the applicable prospectus, such as sub-advisers, rating and ranking agencies, pricing services, proxy voting service providers, accountants, attorneys, custodians, securities lending agents, consultants retained to assist in the drafting of management discussion of fund performance in shareholder reports, brokers in connection with Fund transactions and in providing pricing quotations, transfer agents and entities providing CDSC financing (released weekly one day after trade date). When a Fund redeems a shareholder in kind, the shareholder generally receives its proportionate share of the Fund’s portfolio holdings and, therefore, the shareholder and its agent may receive such information earlier than the time period specified in the Prospectuses. Such holdings are released on conditions of confidentiality, which include appropriate trading prohibitions. “Conditions of confidentiality” include confidentiality terms included in written agreements, implied by the nature of the relationship (e.g., attorney–client relationship), or required by fiduciary or regulatory principles (e.g., custody services provided by financial institutions).

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Disclosure of a Fund’s portfolio securities as an exception to the Funds’ normal business practice requires the business unit proposing such exception to identify a legitimate business purpose for the disclosure and to submit the proposal to the Fund’s Treasurer for approval following business and legal review. Additionally, no compensation or other consideration is received by a Fund or the Fund’s Adviser, or any other person for these disclosures. The Funds’ Trustees will review annually a list of such entities that have received such information, the frequency of such disclosures and the business purpose therefor. These procedures are designed to address conflicts of interest between the Funds’ shareholders on the one hand and the Fund’s Adviser or any affiliated person of the Fund or such entities on the other hand by creating a structured review and approval process which seeks to ensure that disclosure of information about the Fund’s portfolio securities is in the best interests of the Fund’s shareholders. There can be no assurance, however, that a Fund’s policies and procedures with respect to the disclosure of portfolio holdings information will prevent the misuse of such information by individuals or firms in possession of such information.

In addition to the foregoing, the portfolio holdings of certain of the Adviser’s separately managed account investment strategies, which are the same or substantially similar to certain of the J.P. Morgan Funds, are made available on a more timely basis than the time period specified in the applicable prospectus. It is possible that any such recipient of these holdings could trade ahead of or against a Fund based on the information received.

Finally, the Funds release information concerning any and all portfolio holdings when required by law. Such releases may include providing information concerning holdings of a specific security to the issuer of such security. With regard to the Money Market Funds, beginning in October 2010, not later than five business days after the end of each calendar month, each Fund will post detailed information regarding its portfolio holdings, as well as its dollar-weighted average maturity and dollar-weighted average life, as of the last day of that month on the J.P. Morgan Funds’ website and provide a link to the SEC website where the most recent twelve months of publicly available information filed by the Fund may be obtained. In addition, beginning in December 2010, not later than five business days after the end of each calendar month, each Money Market Fund will file a schedule of detailed information regarding its portfolio holdings as of the last day of that month with the SEC. These filings will be publicly available on a delayed basis on the J.P. Morgan Funds’ website at www.jpmorganfunds.com and the SEC’s website 60 days after the end of each calendar month. In addition to information on portfolio holdings, no sooner than 10 days after month end, the Funds may post a portfolio characteristics summary to the J.P. Morgan Funds’ website at www.jpmorganfunds.com. In addition, other fund statistical information may be found on the J.P. Morgan Funds’ website from time to time.

PROXY VOTING PROCEDURES AND GUIDELINES

The Board of Trustees has delegated to the Advisers and their affiliated advisers, proxy voting authority with respect to the Funds’ portfolio securities. To ensure that the proxies of portfolio companies are voted in the best interests of the Funds, the Funds’ Board of Trustees has adopted the Adviser’s detailed proxy voting procedures (the “Procedures”) that incorporate guidelines (“Guidelines”) for voting proxies on specific types of issues.

The Adviser and its affiliated advisers are part of a global asset management organization with the capability to invest in securities of issuers located around the globe. Because the regulatory framework and the business cultures and practices vary from region to region, the Guidelines are customized for each region to take into account such variations. Separate Guidelines cover the regions of (1) North America, (2) Europe, Middle East, Africa, Central America and South America, (3) Asia (ex-Japan) and (4) Japan, respectively.

Notwithstanding the variations among the Guidelines, all of the Guidelines have been designed with the uniform objective of encouraging corporate action that enhances shareholder value. As a general rule, in voting proxies of a particular security, the Adviser and its affiliated advisers will apply the Guidelines of the region in which the issuer of such security is organized. Except as noted below, proxy voting decisions will be made in accordance with the Guidelines covering a multitude of both routine and non-routine matters that the Adviser and its affiliated advisers have encountered globally, based on many years of collective investment management experience.

To oversee and monitor the proxy-voting process, the Adviser has established a proxy committee and appointed a proxy administrator in each global location where proxies are voted. The primary function of each proxy committee is to review periodically general proxy-voting matters, review and approve the Guidelines annually, and provide advice and recommendations on general proxy-voting matters as well as on specific voting issues. The procedures permit an independent voting service to perform certain services otherwise carried out or coordinated by the proxy administrator.

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Although for many matters the Guidelines specify the votes to be cast, for many others, the Guidelines contemplate case-by-case determinations. In addition, there will undoubtedly be proxy matters that are not contemplated by the Guidelines. For both of these categories of matters and to override the Guidelines, the Procedures require a certification and review process to be completed before the vote is cast. That process is designed to identify actual or potential material conflicts of interest (between the Fund on the one hand, and the Fund’s investment adviser, principal underwriter or an affiliate of any of the foregoing, on the other hand) and ensure that the proxy vote is cast in the best interests of the Fund. A conflict is deemed to exist when the proxy is for JPMorgan Chase & Co. stock or for J.P. Morgan Funds, or when the proxy administrator has actual knowledge indicating that a JPMorgan affiliate is an investment banker or rendered a fairness opinion with respect to the matter that is the subject of the proxy vote. When such conflicts are identified, the proxy will be voted by an independent third party either in accordance with JPMorgan proxy voting guidelines or by the third party using its own guidelines.

When other types of potential material conflicts of interest are identified, the proxy administrator and JPMAM’s Chief Fiduciary Officer will evaluate the potential conflict of interest and determine whether such conflict actually exists, and if so, will recommend how the Adviser will vote the proxy. In addressing any material conflict, the Adviser may take one or more of the following measures (or other appropriate action): removing or “walling off” from the proxy voting process certain Adviser personnel with knowledge of the conflict, voting in accordance with any applicable Guideline if the application of the Guideline would objectively result in the casting of a proxy vote in a predetermined manner, or deferring the vote to or obtaining a recommendation from an third independent party, in which case the proxy will be voted by, or in accordance with the recommendation of, the independent third party.

The following summarizes some of the more noteworthy types of proxy voting policies of the non-U.S. Guidelines:

•

Corporate governance procedures differ among the countries. Because of time constraints and local customs, it is not always possible for the Adviser to receive and review all proxy materials in connection with each item submitted for a vote. Many proxy statements are in foreign languages. Proxy materials are generally mailed by the issuer to the sub-custodian which holds the securities for the client in the country where the portfolio company is organized, and there may not be sufficient time for such materials to be transmitted to the Adviser in time for a vote to be cast. In some countries, proxy statements are not mailed at all, and in some locations, the deadline for voting is two to four days after the initial announcement that a vote is to be solicited and it may not always be possible to obtain sufficient information to make an informed decision in good time to vote.

•

Certain markets require that shares being tendered for voting purposes are temporarily immobilized from trading until after the shareholder meeting has taken place. Elsewhere, notably emerging markets, it may not always be possible to obtain sufficient information to make an informed decision in good time to vote. Some markets require a local representative to be hired in order to attend the meeting and vote in person on our behalf, which can result in considerable cost. The Adviser also considers the cost of voting in light of the expected benefit of the vote. In certain instances, it may sometimes be in the Fund’s best interests to intentionally refrain from voting in certain overseas markets from time to time.

•

Where proxy issues concern corporate governance, takeover defense measures, compensation plans, capital structure changes and so forth, the Adviser pays particular attention to management’s arguments for promoting the prospective change. The Adviser’s sole criterion in determining its voting stance is whether such changes will be to the economic benefit of the beneficial owners of the shares.

•

The Adviser is in favor of a unitary board structure of the type found in the United Kingdom as opposed to tiered board structures. Thus, the Adviser will generally vote to encourage the gradual phasing out of tiered board structures, in favor of unitary boards. However, since tiered boards are still very prevalent in markets outside of the United Kingdom, local market practice will always be taken into account.

•	The Adviser will use its voting powers to encourage appropriate levels of board independence, taking into account local market practice.

•	The Adviser will usually vote against discharging the board from responsibility in cases of pending litigation, or if there is evidence of wrongdoing for which the board must be held accountable.

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•

The Adviser will vote in favor of increases in capital which enhance a company’s long-term prospects. The Adviser will also vote in favor of the partial suspension of preemptive rights if they are for purely technical reasons (e.g., rights offers which may not be legally offered to shareholders in certain jurisdictions). However, the Adviser will vote against increases in capital which would allow the company to adopt “poison pill” takeover defense tactics, or where the increase in authorized capital would dilute shareholder value in the long term.

•

The Adviser will vote in favor of proposals which will enhance a company’s long-term prospects. The Adviser will vote against an increase in bank borrowing powers which would result in the company reaching an unacceptable level of financial leverage, where such borrowing is expressly intended as part of a takeover defense, or where there is a material reduction in shareholder value.

•	The Adviser will generally vote against anti-takeover devices.

•

Where social or environmental issues are the subject of a proxy vote, the Adviser will consider the issue on a case-by-case basis, keeping in mind at all times the best economic interests of its clients.

The following summarizes some of the more noteworthy types of proxy voting policies of the U.S. Guidelines:

•

The Adviser considers votes on director nominees on a case-by-case basis. Votes generally will be withheld from directors who: (a) attend less than 75% of board and committee meetings without a valid excuse; (b) implement or renew a dead-hand poison pill; (c) are affiliated directors who serve on audit, compensation or nominating committees or are affiliated directors and the full board serves on such committees or the company does not have such committees; or (d) ignore a shareholder proposal that is approved for two consecutive years by a majority of either the shares outstanding or the votes cast.

•

The Adviser votes proposals to classify boards on a case-by-case basis, but normally will vote in favor of such proposal if the issuer’s governing documents contain each of eight enumerated safeguards (for example, a majority of the board is composed of independent directors and the nominating committee is composed solely of such directors).

•	The Adviser also considers management poison pill proposals on a case-by-case basis, looking for shareholder-friendly provisions before voting in favor.

•	The Adviser votes against proposals for a super-majority vote to approve a merger.

•

The Adviser considers proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan on a case-by-case basis, taking into account such factors as the extent of dilution and whether the transaction will result in a change in control.

•

The Adviser votes proposals on a stock option plan based primarily on a detailed, quantitative analysis that takes into account factors such as estimated dilution to shareholders’ equity and dilution to voting power. The Adviser generally considers other management compensation proposals on a case-by-case basis.

•

The Adviser also considers on a case-by-case basis proposals to change an issuer’s state of incorporation, mergers and acquisitions and other corporate restructuring proposals and certain social and environmental issue proposals.

•	The Adviser reviews Say on Pay proposals on a case by case basis with additional review of proposals where the issuer’s previous year’s proposal received a low level of support.

HCM. The Board of Trustees has delegated to HCM proxy voting authority with respect to portfolio securities of the Highbridge Dynamic Commodities Strategy Fund and the Highbridge Statistical Market Neutral Fund. HCM’s proxy voting policy is as follows (HCM being referred to as the “Firm”):

HCM exercises voting authority over client proxies with one important consideration in mind: to ensure that proxies are voted in the best interests of clients.

Voting by Independent Third Party. HCM has engaged Institutional Shareholder Services, Inc. (“ISS”) to review and vote proxies received by HCM on behalf of certain clients. HCM has confirmed that ISS has the experience, capacity and competence to vote proxies. ISS has represented that it will not provide this service in connection with any proxy concerning a company for which it provides substantial services, or with which it otherwise has a relationship that would preclude it from making recommendations in an impartial manner and

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in the best interests of the Firm’s clients. The Firm has no affiliation or material business, professional or other relationship with ISS. ISS has also undertaken to inform the HCM Compliance Department of any relationship it has or may have in the future with any company for which ISS proposes to provide proxy voting recommendations (including any compensation received or to be received from such company).

ISS is responsible for making sure proxies are voted in a timely manner. ISS determines how to vote proxies on behalf of clients pursuant to predetermined guidelines and will post its proposed vote on its website. The Firm has access to the ISS website and is able to regularly review a record of the proxies and votes cast.

Portfolio Manager Override. Portfolio Managers requests to vote a particular proxy in a manner that is different from the proposed vote of ISS are required to follow additional procedures to ensure a material conflict of interest does not exist. The Portfolio Manager will be required to confirm that neither they nor HCM (to the best of their knowledge) has a material conflict of interest with the parties involved in the proxy contest.

Material conflicts of interest between HCM, its supervised persons and its clients will be resolved as follows:

•	Where the conflict of interest is among the Firm, the Firm will abstain from changing the ISS vote determination or abstain from voting at all; and

•

Where the conflict of interest is a personal conflict involving the Portfolio Manager, the Portfolio Manager will abstain from the voting decision, and the HCM Compliance Department will determine whether to vote the proxy or allow ISS to vote the proxy.

Recordkeeping. The Firm will retain copies of (i) its proxy voting policies and procedures and all amendments thereto; (ii) records of votes cast by ISS and the Firm on behalf of Clients; (iii) records of Client requests for proxy voting information; (iv) any records relating to the qualification of ISS and how it addresses material conflicts of interest; and (v) records relating to how the Firm addressed material conflicts of interest.

In accordance with regulations of the SEC, the Funds’ proxy voting records for the most recent 12-month period ended June 30 are on file with the SEC and are available on the J.P. Morgan Funds’ website at www.jpmorganfunds.com and are on the SEC’s website at www.sec.gov.

ADDITIONAL INFORMATION

A Trust is not required to hold a meeting of Shareholders for the purpose of electing Trustees except that (i) a Trust is required to hold a Shareholders’ meeting for the election of Trustees at such time as less than a majority of the Trustees holding office have been elected by Shareholders and (ii) if, as a result of a vacancy on the Board of Trustees, less than two-thirds of the Trustees holding office have been elected by the Shareholders, that vacancy may only be filled by a vote of the Shareholders. In addition, Trustees may be removed from office by a written consent signed by the holders of Shares representing two-thirds of the outstanding Shares of a Trust at a meeting duly called for the purpose, which meeting shall be called and held in accordance with the bylaws of the applicable Trust. Except as set forth above, the Trustees may continue to hold office and may appoint successor Trustees.

As used in a Trust’s Prospectuses and in this SAI, “assets belonging to a Fund” means the consideration received by a Trust upon the issuance or sale of Shares in that Fund, together with all income, earnings, profits, and proceeds derived from the investment thereof, including any proceeds from the sale, exchange, or liquidation of such investments, and any funds or payments derived from any reinvestment of such proceeds, and any general assets of a Trust not readily identified as belonging to a particular Fund that are allocated to that Fund by a Trust’s Board of Trustees. The Board of Trustees may allocate such general assets in any manner it deems fair and equitable. It is anticipated that the factor that will be used by the Board of Trustees in making allocations of general assets to particular Funds will be the relative net asset values of the respective Funds at the time of allocation. Assets belonging to a particular Fund are charged with the direct liabilities and expenses in respect of that Fund, and with a share of the general liabilities and expenses of a Trust not readily identified as belonging to a particular Fund that are allocated to that Fund in proportion to the relative net asset values of the respective Funds at the time of allocation. The timing of allocations of general assets and general liabilities and expenses of a Trust to particular Funds will be determined by the Board of Trustees of a Trust and will be in accordance with generally accepted accounting principles. Determinations by the Board of Trustees of a Trust as to the timing of the allocation of general liabilities and expenses and as to the timing and allocable portion of any general assets with respect to a particular Fund are conclusive.

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As used in this SAI and the Prospectuses, the term “majority of the outstanding voting securities” of the Trust, a particular Fund or a particular class of a Fund means the following when the 1940 Act governs the required approval: the affirmative vote of the lesser of (a) more than 50% of the outstanding shares of the Trust, such Fund or such class of such Fund, or (b) 67% or more of the shares of the Trust, such Fund or such class of such Fund present at a meeting at which the holders of more than 50% of the outstanding shares of the Trust, such Fund or such class of such Fund are represented in person or by proxy. Otherwise, the declaration of trust, articles of incorporation or by-laws usually govern the needed approval and generally require that if a quorum is present at a meeting, the vote of a majority of the shares of the Trust, such Fund or such class of such Fund, as applicable, shall decide the question.

Telephone calls to the Funds, the Funds’ service providers or a Financial Intermediary as Financial Intermediary may be recorded. With respect to the securities offered hereby, this SAI and the Prospectuses do not contain all the information included in the Registration Statements of the Trusts filed with the SEC under the 1933 Act and the 1940 Act. Pursuant to the rules and regulations of the SEC, certain portions have been omitted. The Registration Statement including the exhibits filed therewith may be examined at the office of the SEC in Washington, D.C.

Statements contained in this SAI and the Prospectuses concerning the contents of any contract or other document are not necessarily complete, and in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statements of the Trusts. Each such statement is qualified in all respects by such reference.

No dealer, salesman or any other person has been authorized to give any information or to make any representations, other than those contained in the Prospectuses and this SAI, in connection with the offer contained therein and, if given or made, such other information or representations must not be relied upon as having been authorized by any of the Trusts, the Funds or JPMDS. The Prospectuses and this SAI do not constitute an offer by any Fund or by JPMDS to sell or solicit any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Funds or JPMDS to make such offer in such jurisdictions.

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APPENDIX A — PURCHASES, REDEMPTIONS AND EXCHANGES

The Funds have established certain procedures and restrictions, subject to change from time to time, for purchase, redemption, and exchange orders, including procedures for accepting telephone instructions and effecting automatic investments and redemptions. The Funds may defer acting on a shareholder’s instructions until it has received them in proper form and in accordance with the requirements described in the Prospectuses.

Subject to the terms of a Fund’s prospectus, an investor may buy (or redeem) shares in certain Funds: (i) through a Financial Intermediary; or (ii) through JPMDS by calling J.P. Morgan Funds Services. Financial Intermediaries may include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including affiliates of JPMorgan Chase that have entered into an agreement with the Distributor, or, if applicable, an authorized designee of a Financial Intermediary. Upon receipt of any instructions or inquiries by telephone from a shareholder or, if held in a joint account, from either party, or from any person claiming to be the shareholder, and confirmation that the account registration and address given by such person match those on record, a Fund or its agent is authorized, without notifying the shareholder or joint account parties, to carry out the instructions or to respond to the inquiries, consistent with the service options chosen by the shareholder or joint shareholders in his or their latest account application or other written request for services, including purchasing, exchanging, or redeeming shares of such Fund and depositing and withdrawing monies from the bank account specified in the “Bank Account Registration” section of the shareholder’s latest account application or as otherwise properly specified to such Fund in writing. Investors may incur a fee if they effect transactions through a Financial Intermediary.

The Funds may, at their own option, accept securities in payment for shares. The securities delivered in such a transaction are valued in the same manner as they would be valued for purposes of computing a Fund’s NAV, as described in the section entitled “Net Asset Value”. This is a taxable transaction to the shareholder. Purchases by means of in-kind contributions of securities will only be accepted if a variety of conditions are satisfied, in accordance with polices and procedures approved by the Board of Trustees.

Except as provided in a Fund’s prospectus, and subject to compliance with applicable regulations, each Fund has reserved the right to pay the redemption price of its shares, either totally or partially, by a distribution in-kind of readily marketable portfolio securities (instead of cash). The securities so distributed would be valued at the same amount as that assigned to them in calculating the NAV of the shares being sold. If a shareholder received a distribution in-kind, the shareholder could incur brokerage or other charges in converting the securities to cash. JPMFMFG has filed an election under 18f-1 under the 1940 Act. The other Trusts have not filed an election under Rule 18f-1. However, the following Funds have previously filed Rule 18f-1 elections: (i) JPMorgan Value Opportunities Fund (formerly, The Growth Fund of Washington, Inc.), (ii) JPMorgan California Tax Free Bond Fund (formerly, J.P. Morgan California Bond Fund), (iii) JPMorgan Tax Aware Disciplined Equity Fund, (iv) JPMorgan Tax Aware U.S. Equity Fund, (v) JPMorgan Intermediate Tax Free Bond Fund and JPMorgan New York Tax Free Bond Fund (as former series of Mutual Fund Select Trust), and (vi) JPMorgan International Equity Fund (as former series of Mutual Fund Select Group). These elections carry over and commit these Funds to paying redemptions by a shareholder of record in cash, limited during any 90 day period to the lesser of: (i) $250,000 or (ii) one percent of the net asset value of the Fund at the beginning of such period.

Each investor may add to or reduce its investment in a Fund on each day that the New York Stock Exchange (the “Exchange”) is open for business. An investor in a Money Market Fund may add to or reduce its investment in a Money Market Fund on each day that the Exchange is open for business or when a Money Market Fund elects to remain open when the Exchange is closed but the Federal Reserve Bank of New York is open. The investor’s percentage of the aggregate beneficial interests in a Fund will then be recomputed as the percentage equal to the fraction (i) the numerator of which is the value of such investor’s investment in a Fund as of such time on such day plus or minus, as the case may be, the amount of net additions to or reductions in the investor’s investment in a Fund effected on such day and (ii) the denominator of which is the aggregate NAV of a Fund as of such time on such day plus or minus, as the case may be, the amount of net additions to or reductions in the aggregate investments in a Fund. The percentage so determined will then be applied to determine the value of the investor’s interest in a Fund as of such time on the following day the Exchange is open for trading or, for a Money Market Fund, the following day the Money Market Fund is open.

The Money Market Funds reserve the right to waive any investment minimum. With respect to Agency, Capital, Institutional Class and Premier Shares, examples of when, in the Money Market Funds’ discretion, exceptions to the minimum requirements may be made include, but are not limited to, the following: (1) accounts of a parent corporation and its wholly-owned subsidiaries may be aggregated together to meet the minimum requirement; (2) accounts held by an institutional investor in any of the Money Market Funds in JPMT I or JPMT II may be aggregated together to meet the minimum requirement; and (3) an institutional investor may be given a reasonable amount of time to reach the investment minimum for a class. For Agency, Institutional Class and Premier Shares, investors must purchase the Shares directly from the J.P. Morgan Funds through JPMDS to potentially be eligible. In each case, the investors must inform the J.P. Morgan Funds (or their Financial Intermediary in the case of Capital Shares or JPMorgan Chase Bank in the case of IM Shares) that they have accounts that they may be eligible for an exception to the investment minimum.

Exchange Privilege. Shareholders may exchange their shares in a Fund for shares of any other J.P. Morgan Fund as indicated in the Prospectuses that offers such share class. The shareholder will not pay a sales charge for such exchange. The Funds reserve the right to limit the number of exchanges or to refuse an exchange. The Funds may discontinue this exchange privilege at any time.

Shares of a Fund may only be exchanged into another Fund if the account registrations are identical. All exchanges are subject to meeting any investment minimum or eligibility requirements. With respect to exchanges from any Money Market Fund, shareholders must have acquired their shares in such money market fund by exchange from one of the J.P. Morgan non-money market funds or the exchange will be done at relative NAV plus the appropriate sales charge. Any such exchange may create a gain or loss to be recognized for federal income tax purposes. Normally, shares of the Fund to be acquired are purchased on the redemption date, but such purchase may be delayed by either Fund for up to five business days if a Fund determines that it would be disadvantaged by an immediate transfer of the proceeds.

Redemptions. In general, shares of a Fund may be exchanged or redeemed at net asset value, less any applicable CDSC. The Trust may suspend the right of redemption or postpone the date of payment for Shares for more than seven days (more than one day for the Prime Money Market Fund and Liquid Assets Money Market Fund) when:

(a)	trading on the Exchange is broadly restricted by the applicable rules and regulations of the SEC;

(b)	the Exchange is closed for other than customary weekend and holiday closing;

(c)	the SEC has by order permitted such suspension; or

(d)	the SEC has declared a market emergency.

In addition, if the Board of Trustees, including a majority of the Independent Trustees, determines that the deviation between a Money Market Fund’s amortized cost price per share and the market-based net asset value per share may result in material dilution or other unfair results, the Board, subject to certain conditions, may suspend redemptions and payments in order to facilitate the permanent termination of a Money Market Fund in an orderly manner. If this were to occur, it would likely result in a delay in your receipt of your redemption proceeds.

Excessive Trading Limits. Market timers may disrupt portfolio management and harm Fund performance. To the extent that a Fund is unable to effectively identify market timers or a Fund does not seek to identify market timers, long-term investors may be adversely affected. The Funds do not authorize market timing and, except for the Funds identified in the Prospectuses, use reasonable efforts to identify market timers. There is no assurance, however, that the Funds will be able to identify and eliminate all market timers. For example, certain accounts include multiple investors and such accounts typically provide the Funds with a net purchase or redemption request on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated are not known by the Funds. For purposes of the application of the excessive trading limitations, J.P. Morgan Funds that invest in other J.P. Morgan Funds will be considered asset allocation programs within the stated exceptions to the excessive trading limits in the Prospectuses.

Additional Information About Class B and Class C Shares. The Distributor pays a commission of 1.00% of the offering price on sales of Class C Shares (other than the Short Duration Bond Fund, the Short-Intermediate Municipal Bond Fund, and the Limited Duration Bond Fund). The Distributor keeps the entire amount of any CDSC the investor pays for Class B and Class C Shares.

If an investor redeems Class C Shares and then uses that money to buy Class C Shares of a J.P. Morgan Fund within 90 days of that redemption, the second purchase will be free of a CDSC. Also, the 12b-1 aging will include the investor’s prior months’ holdings, so that the Financial Intermediary will receive the trail sooner.

Class B Shares of the Funds (excluding the Money Market Funds) automatically convert to Class A Shares (and thus are then subject to the lower expenses borne by Class A Shares) after the period of time specified in the applicable Prospectuses has elapsed since the date of purchase (the “CDSC Period”), together with the pro rata portion of all Class B Shares representing dividends and other distributions paid in additional Class B Shares attributable to the Class B Shares then converting. The conversion of Class B Shares will be effected at the relative net asset value per share of the two classes on the first business day of the month following the eighth anniversary of the original purchase or such other applicable yearly anniversary. If any exchanges of Class B Shares during the CDSC Period occurred, the holding period for the shares exchanged will be counted toward the CDSC Period. At the time of the conversion, the net asset value per share of the Class A Shares may be higher or lower than the net asset value per share of the Class B Shares; as a result, depending on the relative net asset value per share, a shareholder may receive fewer or more Class A Shares than the number of Class B Shares converted.

Class B Shares of the Money Market Funds automatically convert to Morgan Shares (and thus are then subject to the lower expenses borne by Morgan Shares) after the CDSC Period, together with the pro-rata portion of all Class B Shares representing dividends and other distributions paid in additional Class B Shares attributable to the Class B Shares then converting. The conversion of Class B Shares will be effected at the relative net asset value per share of the two classes. If any exchanges of Class B Shares during the CDSC Period occurred, the holding period for the shares exchanged will be counted toward the CDSC Period. At the time of the conversion, the net asset value per share of the Morgan Shares may be higher or lower than the net asset value per share of the Class B Shares; as a result, depending on the relative net asset value per share, a shareholder may receive fewer or more Morgan Shares than the number of Class B Shares converted.

A Fund may require medallion signature guarantees for changes that shareholders request be made in Fund records with respect to their accounts, including but not limited to, changes in bank accounts, for any written requests for additional account services made after a shareholder has submitted an initial account application to a Fund, and in certain other circumstances described in the Prospectuses. A Fund may also refuse to accept or carry out any transaction that does not satisfy any restrictions then in effect. A medallion signature guarantee may be obtained from an approved bank, broker, savings and loan association or credit union under Rule 17Ad-15 of the Securities Exchange Act.

The Funds reserve the right to change any of these policies at any time and may reject any request to purchase shares at a reduced sales charge.

Investors may incur a fee if they effect transactions through a Financial Intermediary.

Systematic Withdrawal Plan. Systematic withdrawals may be made on a monthly, quarterly or annual basis. The applicable Class B or Class C CDSC will be deducted from those payments unless such payments are made:

(i) monthly and constitute no more than 1/12 of 10% of your then-current balance in a Fund each month; or

(ii) quarterly and constitute no more than 1/4 of 10% of your then-current balance in a Fund each quarter.

If you withdraw more than the limits stated above in any given systematic withdrawal payment, you will be charged a CDSC for the amount of the withdrawal over the limit for that month or quarter.

For accounts that allow systematic withdrawals only as a fixed dollar amount per month or quarter, the applicable Class B or Class C CDSC is waived provided that, on the date of the systematic withdrawal, the fixed dollar amount to be withdrawn, when multiplied by 12 in the case of monthly payments or by four in the case of quarterly payments, does not exceed 10% of your then-current balance in the Fund. If on any given systematic withdrawal date that amount would exceed 10%, you will be charged a CDSC on the entire amount of that systematic withdrawal payment. This calculation is repeated on each systematic withdrawal date.

For accounts that allow systematic withdrawals on a percentage basis, a Class B or Class C CDSC will be charged only on that amount of a systematic payment that exceeds the limits set forth above for that month or quarter.

Your current balance in a Fund for purposes of these calculations will be determined by multiplying the number of shares held by the then-current net asset value for shares of the applicable class.

Cut-Off Times for Purchase, Redemption and Exchange Orders. Orders to purchase, exchange or redeem shares accepted by the Funds (or by a Financial Intermediary authorized to accept such orders on behalf of the Funds) by the cut-off times indicated in the Funds’ Prospectuses will be processed at the NAV next calculated after the order is accepted by the Fund or the Financial Intermediary. Under a variety of different types of servicing agreements, if a Financial Intermediary that is authorized to accept purchase, exchange and/or redemption orders from investors on behalf of the Funds accepts orders prior to the cut-off time for orders stated in the Funds’ Prospectuses, the Financial Intermediary may transmit the orders to the Funds by the deadlines stated in the servicing agreements. The deadlines in the servicing agreements are generally later than the order cut-off times stated in the Funds’ Prospectuses.

APPENDIX B — DESCRIPTION OF RATINGS

The following is a summary of published ratings by major credit rating agencies. Credit ratings evaluate only the safety of principal and interest payments, not the market value risk of lower quality securities. Credit rating agencies may fail to change credit ratings to reflect subsequent events on a timely basis. Although the investment adviser considers security ratings when making investment decisions, it also performs its own investment analysis and does not rely solely on the ratings assigned by credit agencies.

Unrated securities will be treated as non-investment grade securities unless the investment adviser determines that such securities are the equivalent of investment grade securities. Securities that have received different ratings from more than one agency are considered investment grade if at least one agency has rated the security investment grade.

DESCRIPTION OF SHORT-TERM CREDIT RATINGS

Standard & Poor’s Corporation (“S&P”)

A S&P’s issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issuer credit ratings can be either long term or short term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days–including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

A-1	A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2	A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3	A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B	A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. Ratings of ‘B-1’, ‘B-2’, and ‘B-3’ may be assigned to indicate finer distinctions within the ‘B’ category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B-1	A short-term obligation rated ‘B-1’ is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-2	A short-term obligation rated ‘B-2’ is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-3	A short-term obligation rated ‘B-3’ is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

C	A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D	A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Dual Ratings

S&P assigns “dual” ratings to all debt issues that have a put option or demand feature as part of their structure. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term rating symbols are used for bonds to denote the long-term maturity and the short-term rating symbols for the put option (for example, ‘AAA/A-1+’). With U.S. municipal short-term demand debt, note rating symbols are used with the short-term issue credit rating symbols (for example, ‘SP-1+/A-1+’).

Active Qualifiers (Currently applied and/or outstanding)

i: This subscript is used for issues in which the credit factors, terms, or both, that determine the likelihood of receipt of payment of interest are different from the credit factors, terms or both that determine the likelihood of receipt of principal on the obligation. The ‘i’ subscript indicates that the rating addresses the interest portion of the obligation only. The ‘i’ subscript will always be used in conjunction with the ‘p’ subscript, which addresses likelihood of receipt of principal. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

L: Ratings qualified with ‘L’ apply only to amounts invested up to federal deposit insurance limits.

P: This subscript is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The ‘p’ subscript indicates that the rating addresses the principal portion of the obligation only. The ‘p’ subscript will always be used in conjunction with the ‘i’ subscript, which addresses likelihood of receipt of interest. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

pi: Ratings with a ‘pi’ subscript are based on an analysis of an issuer’s published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer’s management and are therefore based on less comprehensive information than ratings without a ‘pi’ subscript. Ratings with a ‘pi’ subscript are reviewed annually based on a new year’s financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer’s credit quality.

Preliminary: Preliminary ratings, with the “prelim” qualifier, may be assigned to obligors or obligations, including financial programs, in the circumstances described below. Assignment of a final rating is conditional on the receipt by S&P’s of appropriate documentation. S&P’s reserves the right not to issue a final rating. Moreover, if a final rating is issued, it may differ from the preliminary rating.

•	Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions.

•

Preliminary ratings are assigned to Rule 415 Shelf Registrations. As specific issues, with defined terms, are offered from the master registration, a final rating may be assigned to them in accordance with S&P’s policies.

•

Preliminary ratings may be assigned to obligations that will likely be issued upon the obligor’s emergence from bankruptcy or similar reorganization, based on late-stage reorganization plans, documentation and discussions with the obligor. Preliminary ratings may also be assigned to the obligors. These ratings consider the anticipated general credit quality of the reorganized or postbankruptcy issuer as well as attributes of the anticipated obligation(s).

•

Preliminary ratings may be assigned to entities that are being formed or that are in the process of being independently established when, in S&P’s opinion, documentation is close to final. Preliminary ratings may also be assigned to these entities’ obligations.

•

Preliminary ratings may be assigned when a previously unrated entity is undergoing a well-formulated restructuring, recapitalization, significant financing or other transformative event, generally at the point that investor or lender commitments are invited. The preliminary rating may be assigned to the entity and to its proposed obligation(s). These preliminary ratings consider the anticipated general credit quality of the obligor, as well as attributes of the anticipated obligation(s), assuming successful completion of the transformative event. Should the transformative event not occur, S&P’s would likely withdraw these preliminary ratings.

•	A preliminary recovery rating may be assigned to an obligation that has a preliminary issue credit rating.

sf: The (sf) subscript is assigned to all issues and issuers to which a regulation, such as the European Union Regulation on Credit Rating Agencies, requires the assignment of an additional symbol which distinguishes a structured finance instrument or obligor (as defined in the regulation) from any other instrument or obligor. The addition of this subscript to a credit rating does not change the definition of that rating or our opinion about the issue’s or issuer’s creditworthiness.

t: This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

Unsolicited: Unsolicited ratings are those credit ratings assigned at the initiative of S&P’s and not at the request of the issuer or its agents.

Inactive Qualifiers (No longer applied or outstanding)

*: This symbol indicated continuance of the ratings is contingent upon S&P’s receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows. Discontinued use in August 1998.

c: This qualifier was used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer’s bonds are deemed taxable. Discontinued use in January 2001.

pr: The letters ‘pr’ indicate that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

q: A ‘q’ subscript indicates that the rating is based solely on quantitative analysis of publicly available information. Discontinued use in April 2001.

r: The ‘r’ modifier was assigned to securities containing extraordinary risks, particularly market risks, that are not covered in the credit rating. The absence of an ‘r’ modifier should not be taken as an indication that an obligation will not exhibit extraordinary non-credit related risks. S&P discontinued the use of the ‘r’ modifier for most obligations in June 2000 and for the balance of obligations (mainly structured finance transactions) in November 2002.

Fitch Ratings (“Fitch”)

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

F1	HIGHEST SHORT-TERM CREDIT QUALITY. Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2	GOOD SHORT-TERM CREDIT QUALITY. Good intrinsic capacity for timely pament of financial obligations.

F3	FAIR SHORT-TERM CREDIT QUALITY. The intrinsic capacity for timely payment of financial commitments is adequate.

B	SPECULATIVE SHORT-TERM CREDIT QUALITY. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C	HIGH SHORT-TERM DEFAULT RISK. Default is a real possibility.

RD	RESTRICTED DEFAULT. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other obligations. Applicable to entity ratings only.

D	Indicates a broad-based default event for an entity, or the default of a specific short-term obligation.

Limitations of the Short-Term Ratings Scale

Specific limitations relevant to the Short-Term Ratings scale include:

•	The ratings do not predict a specific percentage of default likelihood over any given time period.

•	The ratings do not opine on the market value of any issuer’s securities or stock, or the likelihood that this value may change.

•	The ratings do not opine on the liquidity of the issuer’s securities or stock.

•	The ratings do not opine on the possible loss severity on an obligation should an obligation default.

•	The ratings do not opine on any quality related to an issuer or transaction’s profile other that the agendy’s opinion on the relative vulnerability to default of the rated issuer or obligation.

Moody’s Investors Service, Inc. (“Moody’s”)

Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1	Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2	Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3	Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP	Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note:	Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long term rating of the issuer, its guarantor or support-provider.

Dominion Bond Rating Service (“DBRS”)

The DBRS short-term debt rating scale provides an opinion on the risk that an issuer will not meet its short-term financial obligations in a timely manner. Ratings are based on quantitative and qualitative considerations relevant to the issuer and the relative ranking of claims. The R-1 and R-2 rating categories are further denoted by the subcategories “(high)”, “(middle)”, and “(low)”.

R-1 (high)	Highest credit quality. The capacity for the payment of short-term financial obligations as they fall due is exceptionally high. Unlikely to be adversely affected by future events.

R-1 (middle)	Superior credit quality. The capacity for the payment of short-term financial obligations as they fall due is very high. Differs from R-1 (high) by a relatively modest degree. Unlikely to be significantly vulnerable to future events.

R-1 (low)	Good credit quality. The capacity for the payment of short-term financial obligations as they fall due is substantial. Overall strength is not as favourable as higher rating categories. May be vulnerable to future events, but qualifying negative factors are considered manageable.

R-2 (high)	Upper end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events.

R-2 (middle)	Adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events or may be exposed to other factors that could reduce credit quality.

R-2 (low)	Lower end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events. A number of challenges are present that could affect the issuer’s ability to meet such obligations.

R-3	Lowest end of adequate credit quality. There is a capacity for the payment of short-term financial obligations as they fall due. May be vulnerable to future events and the certainty of meeting such obligations could be impacted by a variety of developments.

R-4	Speculative credit quality. The capacity for the payment of short-term financial obligations as they fall due is uncertain.

R-5	Highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet short-term financial obligations as they fall due.

D	A financial obligation has not been met or it is clear that a financial obligation will not be met in the near future, or a debt instrument has been subject to a distressed exchange. A downgrade to D may not immediately follow an insolvency or restructuring filing as grace periods, other procedural considerations, or extenuating circumstance may exist.

DESCRIPTION OF BANK RATINGS

Moody’s

Moody’s Bank Financial Strength Ratings (BFSRs) represent Moody’s opinion of a bank’s intrinsic safety and soundness and, as such, exclude certain external credit risks and credit support elements that are addressed by Moody’s Bank Deposit Ratings. In addition to commercial banks, Moody’s BFSRs may also be assigned to other types of financial institutions such as multilateral development banks, government-sponsored financial institutions and national development financial institutions.

Unlike Moody’s Bank Deposit Ratings, BSFRs do not address the probability of timely payment. Instead, BSFRs are a measure of the likelihood that a bank will require assistance from third parties such as its owners, its industry group, or official institutions.

BSFRs do not take into account the probability that the bank will receive such external support, nor do they address risks arising from sovereign actions that may interfere with a bank’s ability to honor its domestic or foreign currency obligations.

Factors considered in the assignment of BSFRs include bank-specific elements such as financial fundamentals, franchise value, and business and asset diversification. Although BSFRs exclude the external factors specified above, they do take into account other risk factors in the bank’s operating environment, including the strength and prospective performance of the economy, as well as the structure and relative fragility of the financial system, and the quality of banking regulation and supervision.

A	Banks rated A possess superior intrinsic financial strength. Typically, they will be institutions with highly valuable and defensible business franchises, strong financial fundamentals, and a very predictable and stable operating environment.

B	Banks rated B possess strong intrinsic financial strength. Typically, they will be institutions with valuable and defensible business franchises, good financial fundamentals, and a predictable and stable operating environment.

C	Banks rated C possess adequate intrinsic financial strength. Typically, they will be institutions with more limited but still valuable business franchises. These banks will display either acceptable financial fundamentals within a predictable and stable operating environment, or good financial fundamentals within a less predictable and stable operating environment.

D	Banks rated D display modest intrinsic financial strength, potentially requiring some outside support at times. Such institutions may be limited by one or more of the following factors: a weak business franchise; financial fundamentals that are deficient in one or more respects; or an unpredictable and unstable operating environment.

E	Banks rated E display very modest intrinsic financial strength, with a higher likelihood of periodic outside support or an eventual need for outside assistance. Such institutions may be limited by one or more of the following factors: a weak and limited business franchise; financial fundamentals that are materially deficient in one or more respects; or a highly unpredictable or unstable operating environment.

Where appropriate, a “+” modifier will be appended to ratings below the “A” category and a “-” modifier will be appended to ratings above the “E” category to distinguish those banks that fall in the higher and lower ends, respectively, of the generic rating category.

DESCRIPTION OF LONG-TERM CREDIT RATINGS

S&P

Long-Term Issue Credit Ratings

Issue credit ratings are based, in varying degrees, on Standard & Poor’s analysis of the following considerations:

•	Likelihood of payment — capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

•	Nature of and provisions of the obligation;

•

Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA	An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA	An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A	An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB	An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB	An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B	An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC	An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC	An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C	A ‘C’ rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the ‘C’ rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

D	An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized. An obligation’s rating is lowered to ‘D’ upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

Plus(+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

NR	This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Moody’s

Long-Term Obligation Ratings

Moody’s long-term ratings are opinions of the relative credit risk of financial obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings use Moody’s Global Scale and reflect both the likelihood of default and any financial loss suffered in the event of default.

Aaa	Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A	Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa	Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba	Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B	Obligations rated B are considered speculative and are subject to high credit risk.

Caa	Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca	Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C	Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Moody’s applies numerical modifiers, 1, 2, and 3 to each generic rating classified from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Fitch

Rated entities in a number of sectors, including financial and non-financial corporations, sovereigns and insurance companies, are generally assigned Issuer Default Ratings (IDRs). IDRs opine on an entity’s relative vulnerability to default on financial obligations. The “threshold” default risk addressed by the IDR is generally that of the financial obligations whose non-payment would best reflect the uncured failure of that entity. As such, IDRs also address relative vulnerability to bankruptcy, administrative receivership or similar concepts, although the agency recognizes that issuers may also make pre-emptive and therefore voluntary use of such mechanisms.

In aggregate, IDRs provide an ordinal ranking of issuers based on the agency’s view of their relative vulnerability to default, rather than a prediction of a specific percentage likelihood of default.

AAA	HIGHEST CREDIT QUALITY. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA	VERY HIGH CREDIT QUALITY. ‘AA’ ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A	HIGH CREDIT QUALITY. ‘A’ ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB	GOOD CREDIT QUALITY. ‘BBB’ ratings indicate that expectations of credit risk are currently low. The capacity for timely payment of financial commitments is considered adequate but adverse changes in circumstances and in economic conditions are more likely to impair this capacity.

BB	SPECULATIVE. ‘BB’ ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B	HIGHLY SPECULATIVE. ‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC	SUBSTANTIAL CREDIT RISK. Default is a real possibility.

CC	VERY HIGH LEVELS OF CREDIT RISK. Default of some kind appears probable.

C	EXCEPTIONALLY HIGH LEVELS OF CREDIT RISK. Default is imminent or inevitable, or the issuer is in standstill. Conditions that are indicative of a ‘C’ category rating for an issuer include:

•	the issuer has entered into a grace or cure period following non-payment of a material financial obligation;

•	the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation; or

•	Fitch otherwise believes a condition of ‘RD’ or ‘D’ to be imminent or inevitable, including through the formal announcement of a coercive debt exchange.

RD	RESTRICTED DEFAULT. ‘RD’ ratings indicate an issuer that in Fitch’s opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased business. This would include:

•	the selective payment default on a specific class or currency of debt;

•

the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;

•	the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; or

•	execution of a coercive debt exchange on one or more material financial obligations.

D	DEFAULT. ‘D’ ratings indicate an issuer that in Fitch Ratings’ opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise ceased business.

Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a coercive debt exchange.

“Imminent” default typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a coercive debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.

In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.

Note:

The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-Term IDR category, or to Long-Term IDR categories below ‘B’.

Limitations of the Issuer Credit Rating Scale:

Specific limitations relevant to the issuer credit rating scale include:

•	The ratings do not predict a specific percentage of default likelihood over any given time period.

•	The ratings do not opine on the market value of any issuer’s securities or stock, or the likelihood that this value may change.

•	The ratings do not opine on the liquidity of the issuer’s securities or stock.

•	The ratings do not opine on the possible loss severity on an obligation should an issuer default.

•	The ratings do not opine on the suitability of an issuer as a counterparty to trade credit.

•	The ratings do not opine on any quality related to an issuer’s business, operational or financial profile other than the agency’s opinion on its relative vulnerability to default.

DBRS

Long-Term Obligations

The DBRS long-term rating scale provides an opinion on the risk of default. That is, the risk that an issuer will fail to satisfy its financial obligations in accordance with the terms under which an obligations has been issued. Ratings are based on quantitative and qualitative considerations relevant to the issuer, and the relative ranking of claims. All rating categories other than AAA and D also contain subcategories “(high)” and “(low)”. The absence of either a “(high)” or “(low)” designation indicates the rating is in the middle of the category.

AAA	Highest credit quality. The capacity for the payment of financial obligations is exceptionally high and unlikely to be adversely affected by future events.

AA	Superior credit quality. The capacity for the payment of financial obligations is considered high. Credit quality differs from AAA only to a small degree. Unlikely to be significantly vulnerable to future events.

A	Good credit quality. The capacity for the payment of financial obligations is substantial, but of lesser credit quality than AA. May be vulnerable to future events, but qualifying negative factors are considered manageable.

BBB	Adequate credit quality. The capacity for the payment of financial obligations is considered acceptable. May be vulnerable to future events.

BB	Speculative, non investment-grade credit quality. The capacity for the payment of financial obligations is uncertain. Vulnerable to future events.

B	Highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet financial obligations.

CCC/CC/C	Very highly speculative credit quality. In danger of defaulting on financial obligations. There is little difference between these three categories, although CC and C ratings are normally applied to obligations that are seen as highly likely to default, or subordinated to obligations rated in the CCC to B range. Obligations in respect of which default has not technically taken place but is considered inevitable may be rated in the C category.

D	A financial obligation has not been met or it is clear that a financial obligation will not be met in the near future or a debt instrument has been subject to a distressed exchange. A downgrade to D may not immediately follow an insolvency or restructuring filing as grace periods or extenuating circumstances may exist.

DESCRIPTION OF INSURANCE RATINGS

Moody’s

Insurance Financial Strength Ratings

Moody’s Insurance Financial Strength Ratings are opinions of the ability of insurance companies to repay punctually senior policyholder claims and obligations. Specific obligations are considered unrated unless they are individually rated because the standing of a particular insurance obligation would depend on an assessment of its relative standing under those laws governing both the obligation and the insurance company.

Insurance Financial Strength Ratings, shown in connection with property/casualty groups, represent the ratings of individual companies within those groups, as displayed in Moody’s insurance industry ratings list. The rating of an individual property/casualty company may be based on the benefit of its participation in an intercompany pooling agreement. Pooling agreements may or may not provide for continuation of in-force policyholder obligations by pool members in the event that the property/casualty insurer is sold to a third party or otherwise removed from the pooling agreement.

Moody’s assumes in these ratings that the pooling agreement will not be modified by the members of the pool to reduce the benefits of pool participation, and that the insurer will remain in the pool. Moody’s makes no representation or warranty that such pooling agreement will not be modified over time, nor does Moody’s opine on the probability that the rated entity may be sold or otherwise removed from the pooling agreement.

Long-Term Insurance Financial Strength Ratings

Moody’s rating symbols for Insurance Financial Strength Ratings are identical to those used to indicate the credit quality of long-term obligations. These rating gradations provide investors with a system for measuring an insurance company’s ability to meet its senior policyholder claims and obligations.

Aaa	Insurance companies rated in this category offer exceptional financial security. While the credit profile of these companies is likely to change, such changes as can be visualized are most unlikely to impair their fundamentally strong position.

Aa	Insurance companies rated Aa offer excellent financial security. Together with the Aaa group, they constitute what are generally known as high-grade companies. They are rated lower than Aaa companies because long-term risks appear somewhat larger.

A	Insurance companies rated A offer good financial security. However, elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa	Insurance companies rated Baa offer adequate financial security. However, certain protective elements may be lacking or may be characteristically unreliable over any great length of time.

Ba	Insurance companies rated Ba offer questionable financial security. Often the ability of these companies to meet policyholder obligations may be very moderate and thereby not well safeguarded in the future.

B	Insurance companies rated B offer poor financial security. Assurance of punctual payment of policyholder obligations over any long period of time is small.

Caa	Insurance companies rated Caa offer very poor financial security. They may be in default on their policyholder obligations or there may be present elements of danger with respect to punctual payment of policyholder obligations and claims.

Ca	Insurance companies rated Ca offer extremely poor financial security. Such companies are often in default on their policyholder obligations or have other marked shortcomings.

C	Insurance companies rated C are the lowest-rated class of insurance company and can be regarded as having extremely poor prospects of ever offering financial security.

Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Short-Term Insurance Financial Strength Ratings

Short-Term Insurance Financial Strength Ratings are opinions of the ability of the insurance company to repay punctually its short-term senior policyholder claims and obligations. The ratings apply to senior policyholder obligations that mature or are payable within one year or less.

Specific obligations are considered unrated unless individually rated because the standing of a particular insurance obligation would depend on an assessment of its relative standing under those laws governing both the obligation and the insurance company.

P-1	Insurers (or supporting institutions) rated Prime-1 have a superior ability for repayment of senior short-term policyholder claims and obligations.

P-2	Insurers (or supporting institutions) rated Prime-2 have a strong ability for repayment of senior short-term policyholder claims and obligations.

P-3	Insurers (or supporting institutions) rated Prime-3 have an acceptable ability for repayment of senior short-term policyholder claims and obligations.

NP	Insurers (or supporting institutions) rated Not Prime (NP) do not fall within any of the Prime rating categories.

When ratings are supported by the credit of another entity or entities, then the name or names of such supporting entity or entities are listed within parenthesis beneath the name of the insurer, or there is a footnote referring to the name or names of the supporting entity or entities.

In assigning ratings to such insurers, Moody’s evaluates the financial strength of the affiliated insurance companies, commercial banks, corporations, foreign governments, or other entities, but only as one factor in the total rating assessment. Moody’s makes no representation and gives no opinion on the legal validity or enforceability of any support arrangement.

S&P

Insurer Financial Strength Rating Definitions

A S&P’s insurer financial strength rating is a forward-looking opinion about the financial security characteristics of an insurance organization with respect to its ability to pay under its insurance policies and contracts in accordance with their terms. Insurer financial strength ratings are also assigned to health maintenance organizations and similar health plans with respect to their ability to pay under their policies and contracts in accordance with their terms.

This opinion is not specific to any particular policy or contract, nor does it address the suitability of a particular policy or contract for a specific purpose or purchaser. Furthermore, the opinion does not take into account deductibles, surrender or cancellation penalties, timeliness of payment, nor the likelihood of the use of a defense such as fraud to deny claims. For organizations with cross-border or multinational operations, including those conducted by subsidiaries or branch offices, the ratings do not take into account potential that may exist for foreign exchange restrictions to prevent financial obligations from being met.

Insurer financial strength ratings do not refer to an organization’s ability to meet nonpolicy (i.e. debt) obligations. Assignment of ratings to debt issued by insurers or to debt issues that are fully or partially supported by insurance policies, contracts, or guarantees is a separate process from the determination of insurer financial strength ratings, and follows procedures consistent with issue credit rating definitions and practices. An insurer financial strength rating is not a recommendation to purchase or discontinue any policy or contract issued by an insurer.

Long-Term Insurer Financial Strength Ratings

An insurer rated ‘BBB’ or higher is regarded as having financial security characteristics that outweigh any vulnerabilities, and is highly likely to have the ability to meet financial commitments.

AAA	An insurer rated ‘AAA’ has extremely strong financial security characteristics. ‘AAA’ is the highest insurer financial strength rating assigned by S&P.

AA	An insurer rated ‘AA’ has very strong financial security characteristics, differing only slightly from those rated higher.

A	An insurer rated ‘A’ has strong financial security characteristics, but is somewhat more likely to be affected by adverse business conditions than are insurers with higher ratings.

BBB	An insurer rated ‘BBB’ has good financial security characteristics, but is more likely to be affected by adverse business conditions than are higher-rated insurers.

An insurer rated ‘BB’ or lower is regarded as having vulnerable characteristics that may outweigh its strengths; ‘BB’ indicates the least degree of vulnerability within the range; ‘CC’ the highest.

BB	An insurer rated ‘BB’ has marginal financial security characteristics. Positive attributes exist, but adverse business conditions could lead to insufficient ability to meet financial commitments.

B	An insurer rated ‘B’ has weak financial security characteristics. Adverse business conditions will likely impair its ability to meet financial commitments.

CCC	An insurer rated ‘CCC’ has very weak financial security characteristics, and is dependent on favorable business conditions to meet financial commitments.

CC	An insurer rated ‘CC’ has extremely weak financial security characteristics and is likely not to meet some of its financial commitments.

R	An insurer rated ‘R’ is under regulatory supervision owing to its financial condition. During the pendency of the regulatory supervision, the regulators may have the power to favor one class of obligations over others or pay some obligations and not others. The rating does not apply to insurers subject only to nonfinancial actions such as market conduct violations.

NR	An insurer designated ‘NR’ is not rated, which implies no opinion about the insurer’s financial security.

Ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

Fitch

Insurer Financial Strength Ratings

The Insurer Financial Strength (IFS) Rating provides an assessment of the financial strength of an insurance organization. The IFS Rating is assigned to the insurance company’s policyholder obligations, including assumed reinsurance obligations and contract holder obligations, such as guaranteed investment contracts. The IFS Rating reflects both the ability of the insurer to meet these obligations on a timely basis, and expected recoveries received by claimants in the event the insurer stops making payments or payments are interrupted, due to either the failure of the insurer or some form of regulatory intervention. In the context of the IFS Rating, the timeliness of payments is considered relative to both contract and/or policy terms but also recognizes the possibility of reasonable delays caused by circumstances common to the insurance industry, including claims reviews, fraud investigations and coverage disputes.

The IFS Rating does not encompass policyholder obligations residing in separate accounts, unit-linked products or segregated funds, for which the policyholder bears investment or other risks. However, any guarantees provided to the policyholder with respect to such obligations are included in the IFS Rating.

Expected recoveries are based on the agency’s assessments of the sufficiency of an insurance company’s assets to fund policyholder obligations, in a scenario in which payments have ceased or been interrupted. Accordingly, expected recoveries exclude the impact of recoveries obtained from any government sponsored guaranty or policyholder protection funds. Expected recoveries also exclude the impact of collateralization or security, such as letters of credit or trusteed assets, supporting select reinsurance obligations.

IFS Ratings can be assigned to insurance and reinsurance companies in any insurance sector, including the life & annuity, non-life, property/casualty, health, mortgage, financial guaranty, residual value and title insurance sectors, as well as to managed care companies such as health maintenance organizations.

The IFS Rating does not address the quality of an insurer’s claims handling services or the relative value of products sold.

The IFS Rating uses the same symbols used by the agency for its International and National credit ratings of long-term or short-term debt issues. However, the definitions associated with the ratings reflect the unique aspects of the IFS Rating within an insurance industry context.

Obligations for which a payment interruption has occurred due to either the insolvency or failure of the insurer or some form of regulatory intervention will generally be rated between ‘B’ and ‘C’ on the Long-Term IFS Rating scales (both International and National). International Short-Term IFS Ratings assigned under the same circumstances will align with the insurer’s International Long-Term IFS Rating.

Long-Term International IFS Ratings

The following rating scale applies to foreign currency and local currency ratings. Ratings of ‘BBB-’ and higher are considered to be “secure”, and those of ‘BB+’ and lower are considered to be “vulnerable”.

AAA	EXCEPTIONALLY STRONG. ‘AAA’ IFS Ratings denote the lowest expectation of ceased or interrupted payments. They are assigned only in the case of exceptionally strong capacity to meet policyholder and contract obligations. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA	VERY STRONG. ‘AA’ IFS Ratings denote a very low expectation of ceased or interrupted payments. They indicate very strong capacity to meet policyholder and contract obligations. This capacity is not significantly vulnerable to foreseeable events.

A	STRONG. ‘A’ IFS Ratings denote a low expectation of ceased or interrupted payments. They indicate strong capacity to meet policyholder and contract obligations. This capacity may, nonetheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB	GOOD. ‘BBB’ IFS Ratings indicate that there is currently a low expectation of ceased or interrupted payments. The capacity to meet policyholder and contract obligations on a timely basis is considered adequate, but adverse changes in circumstances and economic conditions are more likely to impact this capacity.

BB	MODERATELY WEAK. ‘BB’ IFS Ratings indicate that there is an elevated vulnerability to ceased or interrupted payments, particularly as the result of adverse economic or market changes over time. However, business or financial alternatives may be available to allow for policyholder and contract obligations to be met in a timely manner.

B

WEAK. ‘B’ IFS Ratings indicate two possible conditions. If obligations are still being met on a timely basis, there is significant risk that ceased or interrupted payments could occur in the future, but a limited margin of safety remains. Capacity for continued timely payments is contingent upon a sustained, favorable business and economic environment, and favorable market conditions. Alternatively, a ‘B’ IFS Rating is assigned to obligations that have experienced ceased or interrupted payments, but with the potential for extremely high recoveries. Such obligations would possess a recovery assessment of ‘RR1’ (Outstanding).

CCC,	VERY WEAK. ‘CCC’ IFS Ratings indicate two possible conditions. If obligations are still being met on a timely basis, there is a real possibility that ceased or interrupted payments could occur in the future. Capacity for continued timely payments is solely reliant upon a sustained, favorable business and economic environment, and favorable market conditions. Alternatively, a ‘CCC’ IFS Rating is assigned to obligations that have experienced ceased or interrupted payments, and with the potential for average to superior recoveries. Such obligations would possess a recovery assessment of ‘RR2’ (Superior), ‘RR3’ (Good), and ‘RR4’ (Average).

CC	EXTREMELY WEAK. ‘CC’ IFS Ratings indicate two possible conditions. If obligations are still being met on a timely basis, it is probable that ceased or interrupted payments will occur in the future. Alternatively, a ‘CC’ IFS Rating is assigned to obligations that have experienced ceased or interrupted payments, with the potential for average to below-average recoveries. Such obligations would possess a recovery assessment of ‘RR4’ (Average) or ‘RR5’ (Below Average).

C	DISTRESSED. ‘C’ IFS Ratings indicate two possible conditions. If obligations are still being met on a timely basis, ceased or interrupted payments are imminent. Alternatively, a ‘C’ IFS Rating is assigned to obligations that have experienced ceased or interrupted payments, and with the potential for below average to poor recoveries. Such obligations would possess a recovery assessment of ‘RR5’ (Below Average) or ‘RR6’ (Poor).

“+” or “-” may be appended to a rating to indicate the relative position of a credit within the rating category. Such suffixes are not added to ratings in the ‘AAA’ category or to ratings below the ‘B’ category.

Short-Term IFS Ratings

A Short-Term Insurer Financial Strength Rating (ST-IFS Rating) provides an assessment of the near-term financial health of an insurance organization, and its capacity to meet senior obligations to policyholders and contract-holders that would be expected to be due within one year. The analysis supporting the ST-IFS Rating encompasses all of the factors considered within the context of the IFS Rating, but with greater weighting given to an insurer’s near-term liquidity, financial flexibility and regulatory solvency characteristics, and less weight given to longer-term issues such as competitiveness and earnings trends.

The agency will only assign a ST-IFS Rating to insurers that also have been assigned an IFS Rating. Currently, ST-IFS Ratings are used primarily by U.S. life insurance companies that sell short-term funding agreements.

The ST-IFS Rating uses the same international ratings scale used by the agency for short-term debt and issuer ratings.

F1	Insurers are viewed as having a strong capacity to meet their near-term obligations. When an insurer rated in this rating category is designated with a (+) sign, it is viewed as having a very strong capacity to meet near-term obligations.

F2	Insurers are viewed as having a moderately strong capacity to meet their near-term obligations.

F3	Insurers are viewed as having an adequate capacity to meet their near-term obligations.

B	Insurers are viewed as having a weak capacity to meet their near-term obligations.

C	Insurers are viewed as having a very weak capacity to meet their near-term obligations.

Recovery Ratings

Recovery Ratings are assigned to selected individual securities and obligations. These currently are published for most individual obligations of corporate issuers with IDRs in the ‘B’ rating category and below, and for most distressed or defaulted structured finance obligations rated “CCC” or below.

Among the factors that affect recovery rates for securities are the collateral, the seniority relative to other obligations in the capital structure (where appropriate), and the expected value of the company or underlying collateral in distress.

The Recovery Rating scale is based upon the expected relative recovery characteristics of an obligation upon the curing of a default, emergence from insolvency or following the liquidation or termination of the obligor or its associated collateral. For structured finance, Recovery Ratings are designed to estimate recoveries on a forward-looking basis while taking into account the time value of money.

Recovery Ratings are an ordinal scale and do not attempt to precisely predict a given level of recovery. As a guideline in developing the rating assessments, the agency employs broad theoretical recovery bands in its ratings approach based on historical averages, but actual recoveries for a given security may deviate materially from historical averages.

RR1	OUTSTANDING RECOVERY PROSPECTS GIVEN DEFAULT. ‘RR1’ rated securities have characteristics consistent with securities historically recovering 91%–100% of current principal and related interest.

RR2	SUPERIOR RECOVERY PROSPECTS GIVEN DEFAULT. ‘RR2’ rated securities have characteristics consistent with securities historically recovering 71%–90% of current principal and related interest.

RR3	GOOD RECOVERY PROSPECTS GIVEN DEFAULT. ‘RR3’ rated securities have characteristics consistent with securities historically recovering 51%–70% of current principal and related interest.

RR4	AVERAGE RECOVERY PROSPECTS GIVEN DEFAULT. ‘RR4’ rated securities have characteristics consistent with securities historically recovering 31%–50% of current principal and related interest.

RR5	BELOW AVERAGE RECOVERY PROSPECTS GIVEN DEFAULT. ‘RR5’ rated securities have characteristics consistent with securities historically recovering 11%–30% of current principal and related interest.

RR6	POOR RECOVERY PROSPECTS GIVEN DEFAULT. ‘RR6’ rated securities have characteristics consistent with securities historically recovering 0%–10% of current principal and related interest.

Limitations of the Recovery Ratings Scale

Specific limitations relevant to the Recovery Ratings scale include:

•	The ratings do not predict a specific percentage of recovery should a default occur.

•	The ratings do not opine on the market value of any issuer’s securities or stock, or the likelihood that this value may change.

•	The ratings do not opine on the liquidity of the issuer’s securities or stock.

•

The ratings do not opine on any quality related to an issuer or transaction’s profile other than the agency’s opinion on the relative loss severity of the rated obligation should the obligation default.

Recovery Ratings, in particular, reflect a fundamental analysis of the underlying relationship between financial claims on an entity or transaction and potential sources to meet those claims. The size of such sources and claims is subject to a wide variety of dynamic factors outside the agency’s analysis, which will influence actual recovery rates.

DESCRIPTION OF SHORT-TERM MUNICIPAL BOND RATINGS

Moody’s

Short-Term Obligation Ratings

There are three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (MIG) and are divided into three levels — MIG 1 through MIG 3. In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade. MIG ratings expire at the maturity of the obligation.

MIG 1	This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2	This designation denotes strong credit quality. Margins of protection are ample although not so large as in the preceding group.

MIG 3	This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG	This designation denotes speculative-quality credit quality. Debt instruments in this category may lack sufficient margins of protection.

Demand Obligation Ratings

In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of the degree of risk associated with the ability to receive purchase price upon demand (“demand feature”), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or VMIG rating.

When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

VMIG rating expirations are a function of each issue’s specific structural or credit features.

VMIG 1	This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2	This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3	This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG	This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

S&P

Muncipal Short-Term Note Ratings

A S&P’s U.S. municipal note rating reflects S&P’s opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P’s analysis will review the following considerations:

•	Amortization schedule — the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

•	Source of payment — the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

SP-1	Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2	Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3	Speculative capacity to pay principal and interest.

DESCRIPTION OF PREFERRED STOCK RATINGS

DBRS

Preferred Share Rating Scale

The DBRS preferred share rating scale is used in the Canadian securities market and is meant to give an indication of the risk that a borrower will not fulfill its full obligations in a timely manner, with respect to both dividend and principal commitments. Every DBRS rating is based on quantitative and qualitative considerations relevant to the borrowing entity. Each rating category is denoted by the subcategories “high” and “low”. The absence of either a “high” or “low” designation indicates the rating is in the middle of the category. This scale may also apply to certain hybrid securities, in which case references to dividend throughout will reflect interest commitments of the hybrid security.

Pfd-1	Preferred shares rated Pfd-1 are of superior credit quality, and are supported by entities with strong earnings and balance sheet characteristics. Pfd-1 securities generally correspond with companies whose senior bonds are rated in the AAA or AA categories. As is the case with all rating categories, the relationship between senior debt ratings and preferred share ratings should be understood as one where the senior debt rating effectively sets a ceiling for the preferred shares issued by the entity. However, there are cases where the preferred share rating could be lower than the normal relationship with the issuer’s senior debt rating.

Pfd-2	Preferred shares rated Pfd-2 are of satisfactory credit quality. Protection of dividends and principal is still substantial, but earnings, the balance sheet, and coverage ratios are not as strong as Pfd-1 rated companies. Generally, Pfd-2 ratings correspond with companies whose senior bonds are rated in the “A” category.

Pfd-3	Preferred shares rated Pfd-3 are of adequate credit quality. While protection of dividends and principal is still considered acceptable, the issuing entity is more susceptible to adverse changes in financial and economic conditions, and there may be other adverse conditions present which detract from debt protection. Pfd-3 ratings generally correspond with companies whose senior bonds are rated in the higher end of the BBB category.

Pfd-4	Preferred shares rated Pfd-4 are speculative, where the degree of protection afforded to dividends and principal is uncertain, particularly during periods of economic adversity. Companies with preferred shares rated Pfd-4 generally coincide with entities that have senior bond ratings ranging from the lower end of the BBB category through the BB category.

Pfd-5	Preferred shares rated Pfd-5 are highly speculative and the ability of the entity to maintain timely dividend and principal payments in the future is highly uncertain. Entities with a Pfd-5 rating generally have senior bond ratings of B or lower. Preferred shares rated Pfd-5 often have characteristics that, if not remedied, may lead to default.

D	A security rated D implies the dividend or principal payment is in default per the legal documents, the issuer has made it clear that this will be the case in the near future or in certain cases, that there has been a distressed exchange. As such, the non payment of a dividend does not necessarily give rise to the assignment of a D rating. In some cases, DBRS may not assign a D rating under a bankruptcy announcement scenario, as allowances for grace periods may exist in the underlying legal documentation. Once assigned, the D rating will continue until such time as the rating is discontinued or reinstated by DBRS.